Document and Entity Information	12 Months Ended
Dec. 31, 2011
Document and Entity Information [Abstract]
Entity Registrant Name	METLIFE INC
Entity Central Index Key	0001099219
Document Type	8-K
Document Period End Date	Dec 31, 2011
Amendment Flag	false
Entity Current Reporting Status	Yes

Consolidated Balance Sheets (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Investments:
Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $329,811 and $317,617, respectively;includes $3,225 and $3,330, respectively, relating to variable interest entities)	$ 350,271	$ 324,797
Equity securities available-for-sale, at estimated fair value (cost: $3,208 and $3,621, respectively)	3,023	3,602
Trading and other securities, at estimated fair value (includes $473 and $463, respectively, of actively traded securities;and $280 and $387, respectively, relating to variable interest entities)	18,268	18,589
Mortgage loans:
Held-for-investment, principally at amortized cost (net of valuation allowances of $481 and $664, respectively; includes $3,187 and $6,840, respectively, at estimated fair value, relating to variable interest entities)	56,915	58,976
Held-for-sale, principally at estimated fair value (includes $10,716 and $2,510, respectively, under the fair value option)	15,178	3,321
Mortgage loans, net	72,093	62,297
Policy loans	11,892	11,761
Real estate and real estate joint ventures (includes $15 and $10, respectively, relating to variable interest entities)	8,563	8,030
Other limited partnership interests (includes $259 and $298, respectively, relating to variable interest entities)	6,378	6,416
Short-term investments, principally at estimated fair value	17,310	9,384
Other invested assets, principally at estimated fair value (includes $98 and $104, respectively, relating to variable interest entities)	23,581	15,400
Total investments	511,379	460,276
Cash and cash equivalents, principally at estimated fair value (includes $176 and $69, respectively, relating to variable interest entities)	10,461	12,957
Accrued investment income (includes $16 and $34, respectively, relating to variable interest entities)	4,344	4,328
Premiums, reinsurance and other receivables (includes $12 and $2, respectively, relating to variable interest entities)	22,481	19,799
Deferred policy acquisition costs and value of business acquired	24,619	24,465
Goodwill	11,935	11,781
Other assets (includes $5 and $6, respectively, relating to variable interest entities)	7,984	8,174
Assets of subsidiaries held-for-sale	0	3,331
Separate account assets	203,023	183,138
Total assets	796,226	728,249
Liabilities
Future policy benefits	184,275	170,922
Policyholder account balances	217,700	210,757
Other policy-related balances	15,599	15,750
Policyholder dividends payable	774	830
Policyholder dividend obligation	2,919	876
Payables for collateral under securities loaned and other transactions	33,716	27,272
Bank deposits	10,507	10,316
Short-term debt	686	306
Long-term debt (includes $3,068 and $6,902, respectively, at estimated fair value, relating to variable interest entities)	23,692	27,586
Collateral financing arrangements	4,647	5,297
Junior subordinated debt securities	3,192	3,191
Current income tax payable	193	297
Deferred income tax liability	6,395	967
Other liabilities (includes $60 and $93, respectively, relating to variable interest entities; and $7,626 and $0, respectively, under the fair value option)	30,914	20,366
Liabilities of subsidiaries held-for-sale	0	3,043
Separate account liabilities	203,023	183,138
Total liabilities	738,232	680,914
Contingencies, Commitments and Guarantees (Note 16)
Redeemable noncontrolling interests in partially owned consolidated subsidiaries	105	117
MetLife, Inc.'s stockholders' equity:
Common stock, par value $0.01 per share; 3,000,000,000 shares authorized; 1,061,150,915 and 989,031,704 shares issued at December 31, 2011and 2010, respectively; 1,057,957,028 and 985,837,817 shares outstanding at December 31, 2011 and 2010, respectively	11	10
Additional paid-in capital	26,782	26,423
Retained earnings	24,814	19,446
Treasury stock, at cost; 3,193,887 shares at December 31, 2011 and 2010	(172)	(172)
Accumulated other comprehensive income (loss)	6,083	1,145
Total MetLife, Inc.'s stockholders' equity	57,519	46,853
Noncontrolling interests	370	365
Total equity	57,889	47,218
Total liabilities and equity	796,226	728,249
Noncumulative Preferred Stock
MetLife, Inc.'s stockholders' equity:
Preferred Stock	1	1
Total equity	1	1
Convertible Preferred Stock
MetLife, Inc.'s stockholders' equity:
Preferred Stock		0
Total equity	$ 0	$ 0

Consolidated Balance Sheets (Parenthetical) (USD $) In Millions, except Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Investments:
Amortized cost of fixed maturity securities available-for-sale	$ 329,811	$ 317,617
Fixed maturity securities relating to variable interest entities	350,271	324,797
Cost of equity securities available-for-sale	3,208	3,621
Actively traded securities	473	463
Trading and other securities relating to variable interest entities	18,268	18,589
Mortgage loans:
Valuation allowances for held-for-investment	481	664
Mortgage loans, at estimated fair value, relating to variable interest entities	56,915	58,976
Mortgage loans held-for-sale under fair value option	10,716	2,510
Real estate and real estate joint ventures relating to variable interest entities	8,563	8,030
Other limited partnership interests relating to variable interest entities	6,378	6,416
Other invested assets relating to variable interest entities	23,581	15,400
Cash and cash equivalents relating to variable interest entities	10,461	12,957
Accrued investment income relating to variable interest entities	4,344	4,328
Premiums, reinsurance and other receivables relating to variable interest entities	22,481	19,799
Other assets relating to variable interest entities	7,984	8,174
Liabilities
Long-term debt, at estimated fair value, relating to variable interest entities	23,692	27,586
Other liabilities relating to variable interest entities	30,914	20,366
Other liabilities under fair value option	7,626	0
MetLife, Inc.'s stockholders' equity:
Preferred stock, shares authorized	200,000,000
Common stock, par value	$ 0.01	$ 0.01
Common stock, shares authorized	3,000,000,000	3,000,000,000
Common stock, shares issued	1,061,150,915	989,031,704
Common stock, shares outstanding	1,057,957,028	985,837,817
Treasury stock, shares	3,193,887	3,193,887
Noncumulative Preferred Stock
MetLife, Inc.'s stockholders' equity:
Preferred stock, par value	$ 0.01	$ 0.01
Preferred stock, shares authorized	200,000,000	200,000,000
Preferred stock, shares issued	84,000,000	84,000,000
Preferred stock, shares outstanding	84,000,000	84,000,000
Preferred stock, aggregate liquidation preference	$ 2,100	$ 2,100
Convertible Preferred Stock
MetLife, Inc.'s stockholders' equity:
Preferred stock, par value	$ 0.01	$ 0.01
Preferred stock, shares issued	0	6,857,000
Preferred stock, shares outstanding	0	6,857,000
Preferred stock, aggregate liquidation preference		$ 0.01
Variable interest entities
Investments:
Fixed maturity securities relating to variable interest entities	3,225	3,330
Trading and other securities relating to variable interest entities	280	387
Mortgage loans:
Mortgage loans, at estimated fair value, relating to variable interest entities	3,187	6,840
Real estate and real estate joint ventures relating to variable interest entities	15	10
Other limited partnership interests relating to variable interest entities	259	298
Other invested assets relating to variable interest entities	98	104
Cash and cash equivalents relating to variable interest entities	176	69
Accrued investment income relating to variable interest entities	16	34
Premiums, reinsurance and other receivables relating to variable interest entities	12	2
Other assets relating to variable interest entities	5	6
Liabilities
Long-term debt, at estimated fair value, relating to variable interest entities	3,068	6,902
Other liabilities relating to variable interest entities	$ 60	$ 93

Consolidated Statements of Operations (USD $) In Millions, except Per Share data, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Revenues
Premiums									$ 36,361	$ 27,071	$ 26,157
Universal life and investment-type product policy fees									7,806	6,028	5,197
Net investment income									19,586	17,494	14,729
Other revenues									2,532	2,328	2,329
Net investment gains (losses):
Other-than-temporary impairments on fixed maturity securities									(924)	(682)	(2,432)
Other-than-temporary impairments on fixed maturity securities transferred to other comprehensive income (loss)									(31)	212	939
Other net investment gains (losses)									88	62	(1,408)
Total net investment gains (losses)									(867)	(408)	(2,901)
Net derivative gains (losses)									4,824	(265)	(4,866)
Total revenues	16,735	20,454	17,145	15,908	12,680	12,335	14,137	13,096	70,242	52,248	40,645
Expenses
Policyholder benefits and claims									35,471	29,187	28,005
Interest credited to policyholder account balances									5,603	4,919	4,845
Policyholder dividends									1,446	1,485	1,649
Other expenses									18,537	12,927	10,761
Total expenses	15,460	15,338	15,636	14,623	12,817	11,987	11,786	11,928	61,057	48,518	45,260
Income (loss) from continuing operations before provision for income tax									9,185	3,730	(4,615)
Provision for income tax expense (benefit)									2,793	1,110	(2,106)
Income (loss) from continuing operations, net of income tax	963	3,444	1,061	924	(13)	291	1,526	816	6,392	2,620	(2,509)
Income (loss) from discontinued operations, net of income tax	25	6	32	(40)	23	3	11	6	23	43	62
Net income (loss)	988	3,450	1,093	884	10	294	1,537	822	6,415	2,663	(2,447)
Less: Net income (loss) attributable to noncontrolling interests	(2)	(6)	(7)	7	3	4	(10)	(1)	(8)	(4)	(36)
Net income (loss) attributable to MetLife, Inc.	990	3,456	1,100	877	7	290	1,547	823	6,423	2,667	(2,411)
Less: Preferred stock dividends	31	30	31	30	31	30	31	30	122	122	122
Preferred stock redemption premium	0	0	0	146	0	0	0	0	146	0	0
Net income (loss) available to MetLife, Inc.'s common shareholders	$ 959	$ 3,426	$ 1,069	$ 701	$ (24)	$ 260	$ 1,516	$ 793	$ 6,155	$ 2,545	$ (2,533)
Income (loss) from continuing operations, net of income tax, available to MetLife, Inc.'s common shareholders per common share:
Basic	$ 0.88	$ 3.22	$ 0.98	$ 0.7	$ (0.04)	$ 0.3	$ 1.83	$ 0.95	$ 5.79	$ 2.83	$ (3.17)
Diluted	$ 0.88	$ 3.2	$ 0.97	$ 0.7	$ (0.04)	$ 0.29	$ 1.82	$ 0.95	$ 5.74	$ 2.81	$ (3.17)
Net income (loss) available to MetLife, Inc.'s common shareholders per common share:
Basic	$ 0.9	$ 3.23	$ 1.01	$ 0.66	$ (0.02)	$ 0.3	$ 1.84	$ 0.96	$ 5.81	$ 2.88	$ (3.09)
Diluted	$ 0.9	$ 3.21	$ 1	$ 0.66	$ (0.02)	$ 0.29	$ 1.83	$ 0.96	$ 5.76	$ 2.86	$ (3.09)
Cash dividends declared per common share									$ 0.74	$ 0.74	$ 0.74

Consolidated Statements Of Comprehensive Income (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Statement of Income and Comprehensive Income [Abstract]
Net income (loss) attributable to MetLife, Inc.	$ 6,423		$ 2,667		$ (2,411)
Net income (loss) attributable to noncontrolling interests	5	[1]	(2)	[1]	(36)	[1]
Net income (loss)	6,428	[1]	2,665	[1]	(2,447)	[1]
Other comprehensive income (loss):
Unrealized investment gains (losses), net of related offsets	6,867		6,744		17,655
Unrealized gains (losses) on derivative instruments	1,573		17		(158)
Foreign currency translation adjustments	9		(580)		41
Defined benefit plans adjustment	(760)		165		(173)
Other comprehensive income (loss), before income tax	7,689		6,346		17,365
Income tax (expense) benefit related to items of other comprehensive income (loss)	(2,789)		(2,199)		(5,837)
Other comprehensive income (loss), net of income tax	4,900		4,147		11,528
Comprehensive income (loss)	11,328		6,812		9,081
Less: Comprehensive income (loss) attributable to noncontrolling interest, net of income tax	(33)		3		(47)
Comprehensive income (loss) attributable to MetLife, Inc., excluding cumulative effect of change in accounting principle	11,361		6,809		9,128
Cumulative effect of change in accounting principle, net of income tax	0		52		(335)
Comprehensive income (loss) attributable to MetLife, Inc.	$ 11,361		$ 6,861		$ 8,793

[1]	Net income (loss) attributable to noncontrolling interests and net income (loss) exclude gains (losses) of redeemable noncontrolling interests in partially owned consolidated subsidiaries of ($13) million, ($2) million and $0 for the years ended December 31, 2011, 2010 and 2009, respectively.

Consolidated Statements of Equity (USD $) In Millions	Total		Total MetLife, Inc.'s Stockholders' Equity	Common Stock	Additional Paid-in Capital	Treasury Stock at Cost	Retained Earnings	Accumulated Other Comprehensive Income (Loss) Net Unrealized Investment Gains (Losses)	Accumulated Other Comprehensive Loss Other Than Temporary Impairments [Member]	Accumulated Other Comprehensive Income (Loss) Foreign Currency Translation Adjustments	Accumulated Other Comprehensive Income (Loss) Defined Benefit Plans Adjustment	Noncontrolling Interests		Noncumulative Preferred Stock	Convertible Preferred Stock
Beginning Balance at Dec. 31, 2008 (Previously Reported)	$ 23,985		$ 23,734	$ 8	$ 15,811	$ (236)	$ 22,403	$ (12,564)	$ 0	$ (246)	$ (1,443)	$ 251		$ 1
Beginning Balance (Accounting Standards Update 2010-26 [Member])	(1,890)		(1,888)				(1,629)	(310)		51		(2)
Beginning Balance at Dec. 31, 2008	22,095		21,846	8	15,811	(236)	20,774	(12,874)	0	(195)	(1,443)	249		1
Redemption of convertible preferred stock	0
Preferred stock redemption premium	0
Cumulative effect of change in accounting principle, net of income tax (FSP FAS 115-2 and FAS 124-2 [Member])	0		0				76		(76)
Common stock issuance - newly issued shares	1,035		1,035		1,035
Treasury stock transactions, net	7		7		(7)	14
Stock-based compensation	52		52		20	32
Dividends on preferred stock	(122)		(122)				(122)
Dividends on common stock	(610)		(610)				(610)
Change in equity of noncontrolling interests	169											169
Net income (loss)	(2,447)	[1]	(2,411)				(2,411)					(36)
Other comprehensive income (loss), net of income tax	11,528		11,539					12,049	(437)	29	(102)	(11)
Ending Balance at Dec. 31, 2009 (Previously Reported)	31,707		31,336	8	16,859	(190)	17,707	(825)	(513)	(166)	(1,545)	371		1
Ending Balance (Accounting Standards Update 2009-17 [Member])	30		30				(12)	31	11
Ending Balance at Dec. 31, 2009	31,737		31,366	8	16,859	(190)	17,695	(794)	(502)	(166)	(1,545)	371		1
Redemption of convertible preferred stock	0
Preferred stock redemption premium	0
Cumulative effect of change in accounting principle, net of income tax (Accounting Standards Update 2010-11 [Member])	0		0				(10)	10
Convertible preferred stock issuance	2,805		2,805		2,805										0
Common stock issuance - newly issued shares	6,729		6,729	2	6,727
Issuance of stock purchase contracts related to common equity units	(69)		(69)		(69)
Stock-based compensation	119		119		101	18
Dividends on preferred stock	(122)		(122)				(122)
Dividends on common stock	(784)		(784)				(784)
Change in equity of noncontrolling interests	(9)											(9)
Net income (loss)	2,665	[1]	2,667				2,667					(2)	[2]
Other comprehensive income (loss), net of income tax	4,147		4,142					4,272	136	(362)	96	5
Ending Balance at Dec. 31, 2010 (Previously Reported)	48,996
Ending Balance at Dec. 31, 2010	47,218		46,853	10	26,423	(172)	19,446	3,488	(366)	(528)	(1,449)	365		1	0
Redemption of convertible preferred stock	(2,805)		(2,805)		(2,805)										0
Preferred stock redemption premium	(146)		(146)				(146)								(146)
Convertible preferred stock issuance															2,800
Common stock issuance - newly issued shares	2,950		2,950	1	2,949
Stock-based compensation	215		215		215
Dividends on preferred stock	(122)		(122)				(122)
Dividends on common stock	(787)		(787)				(787)
Change in equity of noncontrolling interests	38											38
Net income (loss)	6,428	[1]	6,423				6,423					5	[2]
Other comprehensive income (loss), net of income tax	4,900		4,938					5,627	(75)	(120)	(494)	(38)
Ending Balance at Dec. 31, 2011 (Previously Reported)	60,171
Ending Balance at Dec. 31, 2011	$ 57,889		$ 57,519	$ 11	$ 26,782	$ (172)	$ 24,814	$ 9,115	$ (441)	$ (648)	$ (1,943)	$ 370		$ 1	$ 0

[1]	Net income (loss) attributable to noncontrolling interests and net income (loss) exclude gains (losses) of redeemable noncontrolling interests in partially owned consolidated subsidiaries of ($13) million, ($2) million and $0 for the years ended December 31, 2011, 2010 and 2009, respectively.
[2]	Net income (loss) at December 31, 2011 and 2010, attributable to noncontrolling interests excludes gains (losses) of redeemable noncontrolling interests in partially owned consolidated subsidiaries of ($13) million and ($2) million, respectively.

Consolidated Statements of Equity (Parenthetical) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Consolidated Statements of Stockholders Equity [Abstract]
Amount of net income (loss) attributable to noncontrolling interests excluded from noncontrolling interests equity	$ (13)	$ (2)

Consolidated Statements of Cash Flows (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Cash flows from operating activities
Net income (loss)	$ 6,415	$ 2,663	$ (2,447)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization expenses	679	585	520
Amortization of premiums and accretion of discounts associated with investments, net	(477)	(1,078)	(967)
(Gains) losses on investments and derivatives and from sales of businesses, net	(3,181)	854	7,715
(Income) loss from equity method investements, net of dividends or distributions	315	48	1,279
Interest credited to policyholder account balances	5,603	4,925	4,852
Interest credited to bank deposits	95	137	163
Universal life and investment-type product policy fees	(7,806)	(6,037)	(5,218)
Change in trading and other securities	648	(1,369)	(1,152)
Change in residential mortgage loans held-for-sale, net	(4,530)	(487)	(800)
Change in mortgage servicing rights	(60)	(165)	(687)
Change in accrued investment income	525	(206)	(110)
Change in premiums, reinsurance and other receivables	58	(1,023)	(1,653)
Change in deferred policy acquisition costs, net	(591)	(370)	(1,609)
Change in income tax recoverable (payable)	1,742	1,231	(2,681)
Change in other assets	2,360	1,948	(660)
Change in insurance-related liabilities and policy-related balances	7,081	6,491	6,403
Change in other liabilities	1,136	(315)	865
Other, net	261	153	(16)
Net cash provided by operating activities	10,273	7,985	3,797
Cash flows from investing activities
Sales, maturities and repayments of fixed maturity securities	104,302	86,529	64,428
Sales, maturities and repayments of equity securities	2,006	1,371	2,545
Sales, maturities and repayments of mortgage loans	13,486	6,361	5,769
Sales, maturities and repayments of real estate and real estate joint ventures	1,296	322	43
Sales, maturities and repayments of other limited partnership interests	1,121	522	947
Purchases of fixed maturity securities	(116,939)	(100,713)	(83,940)
Purchases of equity securities	(1,481)	(949)	(1,986)
Purchases of mortgage loans	(14,694)	(8,967)	(4,692)
Purchases of real estate and real estate joint ventures	(1,534)	(786)	(579)
Purchases of other limited partnership interests	(1,147)	(1,008)	(803)
Cash received in connection with freestanding derivatives	2,815	1,814	3,292
Cash paid in connection with freestanding derivatives	(3,478)	(2,548)	(5,393)
Sales of businesses, net of cash and cash equivalents disposed of $54, $0 and $180, respectively	126	0	(50)
Sale of interest in joint venture	265	0	0
Disposal of subsidiary	4	0	(19)
Purchases of businesses, net of cash and cash equivalents acquired of $70, $4,175 and $0, respectively	(163)	(3,021)	0
Net change in policy loans	(66)	(225)	(259)
Net change in short-term investments	(7,949)	3,033	5,534
Net change in other invested assets	(19)	148	1,394
Other, net	(169)	(186)	(160)
Net cash used in investing activities	(22,218)	(18,303)	(13,929)
Cash flows from financing activities
Policyholder account balances: Deposits	91,946	74,296	77,517
Policyholder account balances: Withdrawals	(87,625)	(69,739)	(79,799)
Net change in payables for collateral under securities loaned and other transactions	6,444	3,076	(6,863)
Net change in bank deposits	96	(32)	3,164
Net change in short-term debt	380	(606)	(1,747)
Long-term debt issued	1,346	5,090	2,961
Long-term debt repaid	(2,042)	(1,061)	(555)
Collateral financing arrangements issued	0	0	105
Collateral financing arrangements repaid	(502)	0	0
Cash received in connection with collateral financing arrangements	100	0	775
Cash paid in connection with collateral financing arrangements	(63)	0	(400)
Junior subordinated debt securities issued	0	0	500
Debt issuance costs	(1)	(14)	(30)
Common stock issued, net of issuance costs	2,950	3,529	0
Stock options exercised	88	52	8
Redemption of convertible preferred stock	(2,805)	0	0
Preferred stock redemption premium	(146)	0	0
Common stock issued to settle stock forward contracts	0	0	1,035
Dividends on preferred stock	(122)	(122)	(122)
Dividends on common stock	(787)	(784)	(610)
Other, net	125	(304)	(42)
Net cash provided by (used in) financing activities	9,382	13,381	(4,103)
Effect of change in foreign currency exchange rates on cash and cash equivalents balances	(22)	(129)	108
Change in cash and cash equivalents	(2,585)	2,934	(14,127)
Cash and cash equivalents, beginning of year	13,046	10,112	24,239
Cash and cash equivalents, end of year	10,461	13,046	10,112
Cash and cash equivalents, subsidiaries held-for-sale, beginning of year	89	88	108
Cash and cash equivalents, subsidiaries held-for-sale, end of year	0	89	88
Cash and cash equivalents, from continuing operations, beginning of year	12,957	10,024	24,131
Cash and cash equivalents, from continuing operations, end of year	10,461	12,957	10,024
Supplemental disclosures of cash flow information:
Net cash paid (received) during the year for Interest	1,565	1,489	989
Net cash paid (received) during the year for Income tax	676	(23)	397
Business acquisitions:
Assets acquired	327	125,728	0
Liabilities assumed	(94)	(109,306)	0
Redeemable and non-redeemable noncontrolling interests assumed	0	(130)	0
Net assets acquired	233	16,292	0
Cash paid, excluding transaction costs of $0, $88 and $0, respectively	(233)	(7,196)	0
Other purchase price adjustments	0	98	0
Securities issued	0	9,194	0
Remarketing of debt securities:
Fixed maturity securities redeemed	0	0	32
Long-term debt issued	0	0	1,035
Junior subordinated debt securities redeemed	0	0	1,067
Purchase money mortgages on sales of real estate joint ventures	0	2	93
Real estate and real estate joint ventures acquired in satisfaction of debt	292	93	211
Collateral financing arrangements repaid	$ 148	$ 0	$ 0

Consolidated Statements of Cash Flows (Parenthetical) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Cash flows from investing activities
Cash disposed from sale of businesses	$ 54	$ 0	$ 180
Cash received from purchase of businesses	70	4,175	0
Business acquisitions:
Cash paid excluding transaction costs	$ 0	$ 88	$ 0

Business, Basis of Presentation and Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Business, Basis of Presentation and Summary of Significant Accounting Policies [Abstract]
Business, Basis of Presentation and Summary of Significant Accounting Policies

1. Business, Basis of Presentation and Summary of Significant Accounting Policies

Business

“MetLife” or the “Company” refers to MetLife, Inc., a Delaware corporation incorporated in 1999, its subsidiaries and affiliates. MetLife is a leading global provider of insurance, annuities and employee benefit programs throughout the United States, Japan, Latin America, Asia, Europe, the Middle East and Africa. Through its subsidiaries and affiliates, MetLife offers life insurance, annuities, property & casualty insurance, and other financial services to individuals, as well as group insurance and retirement & savings products and services to corporations and other institutions.

MetLife is organized into six segments: Retail Products; Group, Voluntary and Worksite Benefits; Corporate Benefit Funding; and Latin America (collectively, “The Americas”); Asia; and Europe, the Middle East and Africa (“EMEA”). See Note 22 for further information on the reorganization of the Company’s segments in the first quarter of 2012, which was retrospectively applied.

Basis of Presentation

The accompanying consolidated financial statements include the accounts of MetLife, Inc. and its subsidiaries, as well as partnerships and joint ventures in which the Company has control, and variable interest entities (“VIEs”) for which the Company is the primary beneficiary. See “— Adoption of New Accounting Pronouncements.” Closed block assets, liabilities, revenues and expenses are combined on a line-by-line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item. See Note 10. Intercompany accounts and transactions have been eliminated.

On November 1, 2010 (the “Acquisition Date”), MetLife, Inc. completed the acquisition of American Life Insurance Company (“American Life”) from AM Holdings LLC (formerly known as ALICO Holdings LLC) (“AM Holdings”), a subsidiary of American International Group, Inc. (“AIG”), and Delaware American Life Insurance Company (“DelAm”) from AIG (American Life, together with DelAm, collectively, “ALICO”) (the “Acquisition”). The Acquisition was accounted for using the acquisition method of accounting. ALICO’s fiscal year-end is November 30. Accordingly, the Company’s consolidated financial statements reflect the assets and liabilities of ALICO as of November 30, 2011 and 2010, and the operating results of ALICO for the year ended November 30, 2011 and the one month ended November 30, 2010. The accounting policies of ALICO were conformed to those of MetLife upon the Acquisition. See Note 2.

Certain amounts in the prior years’ consolidated financial statements and related footnotes thereto have been reclassified to conform with the 2011 presentation as discussed throughout the Notes to the Consolidated Financial Statements. See “— Adoption of New Accounting Pronouncements” for discussion of adoptions in 2012, which were retrospectively applied.

Summary of Significant Accounting Policies and Critical Accounting Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements.

A description of critical estimates is incorporated within the discussion of the related accounting policies which follows. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company’s business and operations. Actual results could differ from these estimates.

Investments

The accounting policies for the Company’s principal investments are as follows:

Fixed Maturity and Equity Securities.  The Company’s fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value.

Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss), net of policyholder-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. Interest, dividends and prepayment fees are recorded in net investment income.

Included within fixed maturity securities are structured securities including mortgage-backed and asset-backed securities (“ABS”). Amortization of the premium or discount considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and ABS are estimated by management using inputs obtained from third-party specialists, including broker-dealers, and based on management’s knowledge of the current market. For credit-sensitive mortgage-backed and ABS and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and ABS, the effective yield is recalculated on a retrospective basis.

The Company periodically evaluates fixed maturity and equity securities for impairment. The assessment of whether impairments have occurred is based on management’s case-by-case evaluation of the underlying reasons for the decline in estimated fair value. The Company’s review of its fixed maturity and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of severity and/or age of the gross unrealized loss, as summarized in Note 3 “— Aging of Gross Unrealized Loss and OTTI Loss for Fixed Maturity and Equity Securities Available-for-Sale.”

Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management’s evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) with respect to fixed maturity securities, whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers; (vii) with respect to structured securities, changes in forecasted cash flows after considering the quality of underlying collateral; expected prepayment speeds; current and forecasted loss severity; consideration of the payment terms of the underlying assets backing a particular security; and the payment priority within the tranche structure of the security; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

For fixed maturity securities in an unrealized loss position, an other-than-temporary impairment (“OTTI”) is recognized in earnings when it is anticipated that the amortized cost will not be recovered. In such situations, the OTTI recognized in earnings is the entire difference between the fixed maturity security’s amortized cost and its estimated fair value only when either: (i) the Company has the intent to sell the fixed maturity security; or (ii) it is more likely than not that the Company will be required to sell the fixed maturity security before recovery of the decline in estimated fair value below amortized cost. If neither of these two conditions exist, the difference between the amortized cost of the fixed maturity security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings (“credit loss”). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than credit factors (“noncredit loss”) is recorded in other comprehensive income (loss). Adjustments are not made for subsequent recoveries in value.

With respect to equity securities, the Company considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its estimated fair value to an amount equal to or greater than cost. If a sale decision is made for an equity security and it is not expected to recover to an amount at least equal to cost prior to the expected time of the sale, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an OTTI loss will be recorded in earnings. When an OTTI loss has occurred, the OTTI loss is the entire difference between the equity security’s cost and its estimated fair value with a corresponding charge to earnings.

Upon acquisition, the Company classifies perpetual securities that have attributes of both debt and equity as fixed maturity securities if the securities have an interest rate step-up feature which, when combined with other qualitative factors, indicates that the securities have more debt-like characteristics; while those with more equity-like characteristics are classified as equity securities within non-redeemable preferred stock. Many of such securities, commonly referred to as “perpetual hybrid securities,” have been issued by non-U.S. financial institutions that are accorded the highest two capital treatment categories by their respective regulatory bodies (i.e. core capital, or “Tier 1 capital” and perpetual deferrable securities, or “Upper Tier 2 capital”). With respect to perpetual hybrid securities, the Company considers in its OTTI analysis whether there has been any deterioration in credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. The Company also considers whether any perpetual hybrid securities, with an unrealized loss, regardless of credit rating, have deferred any dividend payments. When an OTTI loss has occurred, the OTTI loss is the entire difference between the perpetual hybrid security’s cost and its estimated fair value with a corresponding charge to earnings.

The Company’s methodology and significant inputs used to determine the amount of the credit loss on fixed maturity securities are as follows:

(i) The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows expected to be received. The discount rate is generally the effective interest rate of the fixed maturity security prior to impairment.

(ii) When determining the collectability and the period over which value is expected to recover, the Company applies the same considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management’s best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: general payment terms of the security; the likelihood that the issuer can service the scheduled interest and principal payments; the quality and amount of any credit enhancements; the security’s position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

(iii) Additional considerations are made when assessing the unique features that apply to certain structured securities such as residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”) and ABS. These additional factors for structured securities include, but are not limited to: the quality of underlying collateral; expected prepayment speeds; current and forecasted loss severity; consideration of the payment terms of the underlying assets backing a particular security; and the payment priority within the tranche structure of the security.

(iv) When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, management considers the estimated fair value as the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process as described in (ii) above, as well as private and public sector programs to restructure foreign government securities.

The cost or amortized cost of fixed maturity and equity securities is adjusted for OTTI in the period in which the determination is made. The Company does not change the revised cost basis for subsequent recoveries in value.

In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted into net investment income over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

Trading and Other Securities.  Trading and other securities are stated at estimated fair value. Trading and other securities include investments that are actively purchased and sold (“Actively Traded Securities”). These Actively Traded Securities are principally fixed maturity securities. Short sale agreement liabilities related to Actively Traded Securities, included in other liabilities, are also stated at estimated fair value. Trading and other securities also includes securities for which the fair value option (“FVO”) has been elected (“FVO Securities”). FVO Securities include certain fixed maturity and equity securities held-for-investment by the general account to support asset and liability matching strategies for certain insurance products. FVO Securities also include contractholder-directed investments supporting unit-linked variable annuity type liabilities which do not qualify for presentation and reporting as separate account summary total assets and liabilities. These investments are primarily mutual funds and, to a lesser extent, fixed maturity and equity securities, short-term investments and cash and cash equivalents. The investment returns on these investments inure to contractholders and are offset by a corresponding change in policyholder account balances (“PABs”) through interest credited to policyholder account balances. Changes in estimated fair value of these securities subsequent to purchase are included in net investment income, except for certain fixed maturity securities included in FVO Securities where changes are included in net investment gains (losses). FVO Securities also include securities held by consolidated securitization entities (“CSEs”) with changes in estimated fair value subsequent to consolidation included in net investment gains (losses). Interest and dividends related to all trading and other securities are included in net investment income.

Securities Lending.  Securities lending transactions, whereby blocks of securities, which are included in fixed maturity securities and short-term investments, are loaned to third parties, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. At the inception of a loan, the Company obtains collateral, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned and maintains it at a level greater than or equal to 100% for the duration of the loan. The Company monitors the estimated fair value of the securities loaned on a daily basis with additional collateral obtained as necessary. Income and expenses associated with securities lending transactions are reported as investment income and investment expense, respectively, within net investment income.

Mortgage Loans – Mortgage Loans Held-For-Investment.  For the purposes of determining valuation allowances the Company disaggregates its mortgage loan investments into three portfolio segments: commercial, agricultural, and residential. The accounting and valuation allowance policies that are applicable to all portfolio segments are presented below, followed by the policies applicable to both commercial and agricultural loans, which are very similar, as well as policies applicable to residential loans. Also included in mortgage loans held-for-investment are commercial mortgage loans held by CSEs that were consolidated by the Company on January 1, 2010 upon the adoption of new guidance. The FVO was elected for these commercial mortgage loans, and thus they are stated at estimated fair value with changes in estimated fair value subsequent to consolidation recognized in net investment gains (losses).

Commercial, Agricultural and Residential Mortgage Loans — Mortgage loans held-for-investment are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan’s contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income. Interest ceases to accrue when collection of interest is not considered probable and/or when interest or principal payments are past due as follows: commercial — 60 days; and agricultural and residential — 90 days, unless, in the case of a residential loan, it is both well-secured and in the process of collection. When a loan is placed on non-accrual status, uncollected past due interest is charged-off against net investment income. Generally, the accrual of interest income resumes after all delinquent amounts are paid and management believes all future principal and interest payments will be collected. Cash receipts on non-accruing loans are recorded in accordance with the loan agreement as a reduction of principal and/or interest income. Charge-offs occur upon the realization of a credit loss, typically through foreclosure or after a decision is made to sell a loan, or for residential loans when, after considering the individual consumer’s financial status, management believes that uncollectability is other-than-temporary. Gain or loss upon charge-off is recorded, net of previously established valuation allowances, in net investment gains (losses). Cash recoveries on principal amounts previously charged-off are generally recorded as an increase to the valuation allowance, unless the valuation allowance adequately provides for expected credit losses; then the recovery is recorded in net investment gains (losses). Gains and losses from sales of loans and increases or decreases to valuation allowances are recorded in net investment gains (losses).

Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Specific valuation allowances are established using the same methodology for all three portfolio segments as the excess carrying value of a loan over either (i) the present value of expected future cash flows discounted at the loan’s original effective interest rate, (ii) the estimated fair value of the loan’s underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan’s observable market price. A common evaluation framework is used for establishing non-specific valuation allowances for all loan portfolio segments; however, a separate non-specific valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs unique to each loan portfolio segment. Non-specific valuation allowances are established for pools of loans with similar risk characteristics where a property-specific or market-specific risk has not been identified, but for which the Company expects to incur a credit loss. These evaluations are based upon several loan portfolio segment-specific factors, including the Company’s experience for loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. These evaluations are revised as conditions change and new information becomes available.

For commercial and agricultural mortgage loans, the Company typically uses 10 years or more of historical experience in establishing non-specific valuation allowances. For commercial mortgage loans, 20 years of historical experience is used which captures multiple economic cycles. For evaluations of commercial mortgage loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, and recent loss and recovery trend experience as compared to historical loss and recovery experience. For agricultural mortgage loans, ten years of historical experience is used which captures a full economic cycle. For evaluations of agricultural loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. For commercial and agricultural mortgage loans, on a quarterly basis, management incorporates the impact of these current market events and conditions on historical experience in determining the non-specific valuation allowance established for each portfolio segment level. For evaluations of residential mortgage loans, the key inputs of expected frequency and expected loss reflect current market conditions, with expected frequency adjusted, when appropriate, for differences from market conditions and the Company’s experience.

Commercial and Agricultural Mortgage Loans — All commercial loans are reviewed on an ongoing basis which may include an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios, and tenant creditworthiness. All agricultural loans are monitored on an ongoing basis. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, potentially delinquent, delinquent or in foreclosure, as well as loans with higher loan-to-value ratios and lower debt service coverage ratios. The monitoring process for agricultural loans is generally similar, with a focus on higher risk loans, including reviews on a geographic and property-type basis. Higher risk commercial and agricultural loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above for all loan portfolio segments. Quarterly, the remaining loans are reviewed on a pool basis by aggregating groups of loans that have similar risk characteristics for potential credit loss, and non-specific valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

For commercial loans, the Company’s primary credit quality indicator is the debt service coverage ratio, which compares a property’s net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The Company also reviews the loan-to-value ratio of its commercial loan portfolio. Loan-to-value ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. A loan-to-value ratio greater than 100% indicates that the loan’s unpaid principal balance is greater than the collateral value. A loan-to-value ratio of less than 100% indicates an excess of collateral value over the loan’s unpaid principal balance. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and loan-to-value ratio, as well as the values utilized in calculating these ratios, are updated annually, on a rolling basis, with a portion of the loan portfolio updated each quarter.

For agricultural loans, the Company’s primary credit quality indicator is the loan-to-value ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural loan portfolio and are routinely updated.

Residential Mortgage Loans — The Company’s residential loan portfolio is comprised primarily of closed end, amortizing residential loans and home equity lines of credit and it does not hold any optional adjustable rate mortgages, sub-prime, or low teaser rate loans.

In contrast to the commercial and agricultural loan portfolios, residential loans are smaller-balance homogeneous loans that are collectively evaluated for impairment. Non-specific valuation allowances are established using the evaluation framework described above for pools of loans with similar risk characteristics from inputs that are unique to the residential segment of the loan portfolio. Loan specific valuation allowances are only established on residential loans when they have been restructured and are established using the methodology described above for all loan portfolio segments.

For residential loans, the Company’s primary credit quality indicator is whether the loan is performing or non-performing. The Company generally defines non-performing residential loans as those that are 90 or more days past due and/or in non-accrual status. The determination of performing or non-performing status is assessed monthly. Generally, non-performing residential loans have a higher risk of experiencing a credit loss.

Mortgage Loans Modified in a Troubled Debt Restructuring.  For a small portion of the portfolio, classified as troubled debt restructurings, concessions are granted related to the borrowers’ financial difficulties. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates and/or a reduction of accrued interest. The amount, timing and extent of the concession granted is considered in determining any impairment or changes in the specific valuation allowance recorded in connection with the troubled debt restructuring. Through the continuous portfolio monitoring process, a specific valuation allowance may have been recorded prior to the quarter when the mortgage loan is modified in a troubled debt restructuring. Accordingly, the carrying value (after specific valuation allowance) before and after modification through a troubled debt restructuring may not change significantly, or may increase if the expected recovery is higher than the pre-modification recovery assessment.

Mortgage Loans — Mortgage Loans Held-For-Sale.  This caption includes three categories of mortgage loans:

Residential mortgage loans – held-for-sale.  Forward and reverse residential mortgage loans originated with the intent to sell, for which the FVO was elected, are stated at estimated fair value. Subsequent changes in estimated fair value are recognized in other revenues.

Mortgage loans – held-for-sale – lower of amortized cost or estimated fair value.  Mortgage loans that were previously designated as held-for-investment, but now are designated as held-for-sale, are stated at the lower of amortized cost or estimated fair value. At the time of transfer to held-for-sale status, such mortgage loans are recorded at the lower of amortized cost or estimated fair value, or for collateral dependent loans, estimated fair value less expected disposition costs, with any loss recognized in net investment gains (losses).

Securitized reverse residential mortgage loans.  Reverse residential mortgage loans originated with the intent to sell which have been sold into Government National Mortgage Association (“GNMA”) securitizations, for which the FVO was elected, are stated at estimated fair value. Prior to December 31, 2011, consistent with historical industry practice, these standard form loans were de-recognized from the balance sheet upon the GNMA securitization. However, after an industry led review of the GNMA securitization program, the Company has determined that these securitized reverse residential mortgage loans do not qualify for de-recognition. Therefore, as of December 31, 2011 the Company recorded $7.7 billion of reverse mortgage loans, included within mortgage loans held-for-sale. The FVO was also elected for the $7.6 billion corresponding liability, included within other liabilities. Subsequent changes in estimated fair value of both the asset and liability are recognized in other revenues. The Company’s economic exposure is generally limited to its servicing rights. Prior year amounts have not been included in the financial statements as these amounts were not material to such financial statements.

Policy Loans.  Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned in net investment income using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy’s anniversary date. Valuation allowances are not established for policy loans, as these loans are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal or interest on the loan is deducted from the cash surrender value or the death benefit prior to settlement of the policy.

Real Estate.  Real estate held-for-investment, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company classifies a property as held-for-sale if it commits to a plan to sell a property within one year and actively markets the property in its current condition for a price that is reasonable in comparison to its estimated fair value. The Company classifies the results of operations and the gain or loss on sale of a property that either has been disposed of or classified as held-for-sale as discontinued operations, if the ongoing operations of the property will be eliminated from the ongoing operations of the Company and if the Company will not have any significant continuing involvement in the operations of the property after the sale. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs. Real estate is not depreciated while it is classified as held-for-sale. The Company periodically reviews its properties held-for-investment for impairment and tests properties for recoverability whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable and the carrying value of the property exceeds its estimated fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, with the impairment loss included in net investment gains (losses). Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks. Real estate acquired upon foreclosure is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

Real Estate Joint Ventures and Other Limited Partnership Interests.  The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests consisting of leveraged buy-out funds, hedge funds and other private equity funds in which it has more than a minor ownership interest or more than a minor influence over the joint venture’s or partnership’s operations, but does not have a controlling interest and is not the primary beneficiary. The equity method is also used for such investments in which the Company has more than a minor influence or more than a 20% interest. Generally, the Company records its share of earnings using a three-month lag methodology for instances where the timely financial information is not available and the contractual agreements provide for the delivery of the investees’ financial information after the end of the Company’s reporting period. The Company uses the cost method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint venture’s or the partnership’s operations. Based on the nature and structure of these investments, they do not meet the characteristics of an equity security. The Company reports the distributions from real estate joint ventures and other limited partnership interests accounted for under the cost method and equity in earnings from real estate joint ventures and other limited partnership interests accounted for under the equity method in net investment income. In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates its investments in real estate joint ventures and other limited partnerships for impairments. The Company considers its cost method investments for OTTI when the carrying value of real estate joint ventures and other limited partnership interests exceeds the net asset value (“NAV”). The Company takes into consideration the severity and duration of this excess when deciding if the cost method investment is other-than-temporarily impaired. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. When an OTTI is deemed to have occurred, the Company records a realized capital loss within net investment gains (losses) to record the investment at its estimated fair value.

Short-term Investments.  Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value.

Other Invested Assets.  Other invested assets consist principally of freestanding derivatives with positive estimated fair values, leveraged leases, investments in insurance enterprise joint ventures, tax credit partnerships, funding agreements, mortgage servicing rights (“MSRs”) and funds withheld.

Freestanding derivatives with positive estimated fair values are described in “—Derivative Financial Instruments” below.

Leveraged leases are recorded net of non-recourse debt. The Company recognizes income on the leveraged leases by applying the leveraged lease’s estimated rate of return to the net investment in the lease. The Company regularly reviews residual values and impairs them to expected values.

Joint venture investments represent the Company’s investments in entities that engage in insurance underwriting activities and are accounted for under the equity method.

Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of income tax credits and are accounted for under the equity method or under the effective yield method. The Company reports the equity in earnings of joint venture investments and tax credit partnerships in net investment income.

Funding agreements represent arrangements where the Company has long-term interest bearing amounts on deposit with third parties and are generally stated at amortized cost.

MSRs are measured at estimated fair value and are either acquired or are generated from the sale of originated residential mortgage loans where the servicing rights are retained by the Company. Changes in estimated fair value of MSRs are reported in other revenues in the period in which the change occurs.

Funds withheld represent a receivable for amounts contractually withheld by ceding companies in accordance with reinsurance agreements. The Company recognizes interest on funds withheld at rates defined by the terms of the agreement which may be contractually specified or directly related to the underlying investments and records it in net investment income.

Investments Risks and Uncertainties.  The Company’s investments are exposed to four primary sources of risk: credit, interest rate, liquidity risk, and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

When available, the estimated fair value of the Company’s fixed maturity and equity securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company’s securities holdings and valuation of these securities does not involve management judgment.

When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies as described in “— Fair Value” below and in Note 5. Such estimated fair values are based on available market information and management’s judgments about financial instruments. The observable and unobservable inputs used in the standard market valuation methodologies are described in Note 5.

The estimated fair value of residential mortgage loans held-for-sale and securitized reverse residential mortgage loans are primarily based on observable pricing for securities backed by similar types of loans, adjusted to convert the securities prices to loan prices, or from independent broker quotations, which is intended to approximate the amounts that would be received from third parties. Certain other mortgage loans designated as held-for-sale are recorded at the lower of amortized cost or estimated fair value, or for collateral dependent loans, estimated fair value of the collateral less expected disposition costs. For these loans, estimated fair value is determined using independent broker quotations or values provided by independent valuation specialists or, when the loan is in foreclosure or otherwise collateral dependent, the estimated fair value of the underlying collateral is estimated using internal models.

The estimated fair value of MSRs is principally determined through the use of internal discounted cash flow models which utilize various valuation inputs and assumptions which are described in Note 5. The use of different valuation assumptions and inputs, as well as assumptions relating to the collection of expected cash flows, may have a material effect on the estimated fair values of MSRs.

Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company’s ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

The determination of the amount of valuation allowances and impairments, as applicable, is described previously by investment type. The determination of such valuation allowances and impairments is highly subjective and is based upon the Company’s periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

The recognition of income on certain investments (e.g. structured securities, including mortgage-backed and ABS, certain structured investment transactions, trading and other securities) is dependent upon prepayments and defaults, which could result in changes in amounts to be earned.

The Company has invested in certain structured transactions that are VIEs. These structured transactions include asset-backed securitizations, hybrid securities, real estate joint ventures, other limited partnership interests, and limited liability companies. The Company consolidates those VIEs for which it is deemed to be the primary beneficiary.

The accounting guidance for the determination of when an entity is a VIE and when to consolidate a VIE is complex and requires significant management judgment. The determination of the VIE’s primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party’s relationship with or involvement in the entity, an estimate of the entity’s expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. The Company generally uses a qualitative approach to determine whether it is the primary beneficiary.

For most VIEs, the entity that has both the ability to direct the most significant activities of the VIE and the obligation to absorb losses or receive benefits that could be significant to the VIE is considered the primary beneficiary. However, for VIEs that are investment companies or apply measurement principles consistent with those utilized by investment companies, the primary beneficiary is based on a risks and rewards model and is defined as the entity that will absorb a majority of a VIE’s expected losses, receive a majority of a VIE’s expected residual returns if no single entity absorbs a majority of expected losses, or both. The Company reassesses its involvement with VIEs on a quarterly basis. The use of different methodologies, assumptions and inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the consolidated financial statements.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter (“OTC”) market. The Company uses a variety of derivatives, including swaps, forwards, futures and option contracts, to manage various risks relating to its ongoing business operations. To a lesser extent, the Company uses credit derivatives, such as credit default swaps, to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance agreements that have embedded derivatives.

Freestanding derivatives are carried in the Company’s consolidated balance sheets either as assets within other invested assets or as liabilities within other liabilities at estimated fair value as determined through the use of quoted market prices for exchange-traded derivatives and interest rate forwards to sell certain to be announced securities or through the use of pricing models for OTC derivatives. The determination of estimated fair value of freestanding derivatives, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models.

Accruals on derivatives are generally recorded in accrued investment income or within other liabilities in the consolidated balance sheets. However, accruals that are not expected to settle within one year are included with the derivative carrying value in other invested assets or other liabilities.

The Company does not offset the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are generally reported in net derivative gains (losses) except for those (i) in policyholder benefits and claims for economic hedges of variable annuity guarantees included in future policy benefits; (ii) in net investment income for (a) economic hedges of equity method investments in joint ventures, (b) all derivatives held in relation to the trading portfolios, and (c) derivatives held within contractholder-directed unit-linked investments; (iii) in other revenues for derivatives held in connection with the Company’s mortgage banking activities; and (iv) in other expenses for economic hedges of foreign currency exposure related to the Company’s international subsidiaries. The fluctuations in estimated fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (i) a hedge of the estimated fair value of a recognized asset or liability (“fair value hedge”); (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow hedge”); or (iii) a hedge of a net investment in a foreign operation. In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument’s effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

The accounting for derivatives is complex and interpretations of the primary accounting guidance continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under such accounting guidance. If it was determined that hedge accounting designations were not appropriately applied, reported net income could be materially affected.

Under a fair value hedge, changes in the estimated fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the estimated fair value of the hedged item related to the designated risk being hedged, are reported within net derivative gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of operations within interest income or interest expense to match the location of the hedged item.

Under a cash flow hedge, changes in the estimated fair value of the hedging derivative measured as effective are reported within other comprehensive income (loss), a separate component of stockholders’ equity and the deferred gains or losses on the derivative are reclassified into the consolidated statement of operations when the Company’s earnings are affected by the variability in cash flows of the hedged item. Changes in the estimated fair value of the hedging instrument measured as ineffectiveness are reported within net derivative gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of operations within interest income or interest expense to match the location of the hedged item.

In a hedge of a net investment in a foreign operation, changes in the estimated fair value of the hedging derivative that are measured as effective are reported within other comprehensive income (loss) consistent with the translation adjustment for the hedged net investment in the foreign operation. Changes in the estimated fair value of the hedging instrument measured as ineffectiveness are reported within net derivative gains (losses).

The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the consolidated statements of operations when the Company’s earnings are affected by the variability in cash flows of the hedged item.

When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net derivative gains (losses).

In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value in the consolidated balance sheets, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

The Company issues certain products and purchases certain investments that contain embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. If the instrument would not be accounted for in its entirety at estimated fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried in the consolidated balance sheets at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses) except for those in policyholder benefits and claims related to ceded reinsurance of guaranteed minimum income benefits (“GMIB”). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation.

Fair Value

As described below, certain assets and liabilities are measured at estimated fair value in the Company’s consolidated balance sheets. In addition, the notes to these consolidated financial statements include further disclosures of estimated fair values. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinative, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the fair value of assets and liabilities.

The Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and (iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

Level 1

Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

Level 2

Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3

Unobservable inputs that are supported by little or no market activity and are significant to the estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability.

Cash and Cash Equivalents

The Company considers all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at amortized cost, which approximates estimated fair value.

Property, Equipment, Leasehold Improvements and Computer Software

Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. The estimated life for company occupied real estate property is generally 40 years. Estimated lives generally range from five to 10 years for leasehold improvements and three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $2.5 billion and $2.4 billion at December 31, 2011 and 2010, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $1.2 billion at both December 31, 2011 and 2010. Related depreciation and amortization expense was $199 million, $151 million and $151 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $2.2 billion and $2.0 billion at December 31, 2011 and 2010, respectively. Accumulated amortization of capitalized software was $1.5 billion and $1.4 billion at December 31, 2011 and 2010, respectively. Related amortization expense was $217 million, $189 million and $171 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Deferred Policy Acquisition Costs and Value of Business Acquired

The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are deferred as deferred policy acquisition costs (“DAC”). Such costs include: (1) incremental direct costs of contract acquisition, such as commissions, (2) the portion of an employee’s total compensation and benefits related to time spent selling, underwriting or processing the issuance of new and renewal insurance business only with respect to actual policies acquired or renewed, (3) other direct costs essential to contract acquisition that would not have been incurred had a policy not been acquired or renewed, and (4) in limited circumstances, the costs of direct-response advertising whose primary purpose is to elicit sales to customers who could be shown to have responded specifically to the advertising and that results in probable future benefits. All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred.

Value of business acquired (“VOBA”) is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns, nonperformance risk adjustment and other factors. Actual experience on the purchased business may vary from these projections.

The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the consolidated financial statements for reporting purposes.

The Company amortizes DAC for credit life insurance, property and casualty insurance and other short-duration contracts, which is primarily composed of commissions and certain underwriting expenses, in proportion to historic and future earned premium over the applicable contract term.

The Company amortizes DAC and VOBA on life insurance, accident and health and investment-type contracts in proportion to gross premiums, gross margins or gross profits, depending on the type of contract as described below.

The Company amortizes DAC and VOBA related to non-participating and non-dividend-paying traditional contracts (term insurance, non-participating whole life insurance, traditional group life insurance, non-medical health insurance, and accident and health insurance) over the appropriate premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency and investment returns at policy issuance, or policy acquisition (as it relates to VOBA), that include provisions for adverse deviation that are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

The Company amortizes DAC and VOBA related to participating, dividend-paying traditional contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. For participating contracts within the closed block (dividend paying traditional contracts) future gross margins are also dependent upon changes in the policyholder dividend obligation. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes, as well as policyholder dividend scales are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC and VOBA balances.

The Company amortizes DAC and VOBA related to fixed and variable universal life contracts and fixed and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company’s long-term expectation produce higher account balances, which increases the Company’s future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company’s long-term expectation. The Company’s practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These include investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC or VOBA is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

Sales Inducements

The Company generally has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in policyholder benefits and claims. Each year, or more frequently if circumstances indicate a potentially significant recoverability issue exists, the Company reviews the deferred sales inducements to determine the recoverability of these balances.

Value of Distribution Agreements and Customer Relationships Acquired

Value of distribution agreements acquired (“VODA”) is reported in other assets and represents the present value of expected future profits associated with the expected future business derived from the distribution agreements acquired as part of a business combination. Value of customer relationships acquired (“VOCRA”) is also reported in other assets and represents the present value of the expected future profits associated with the expected future business acquired through existing customers of the acquired company or business. The VODA and VOCRA associated with past acquisitions are amortized over useful lives ranging from 10 to 40 years and such amortization is included in other expenses. Each year, or more frequently if circumstances indicate a potentially significant recoverability issue exists, the Company reviews VODA and VOCRA to determine the recoverability of these balances.

Goodwill

Goodwill is the excess of cost over the estimated fair value of net assets acquired which represents the future economic benefits arising from such net assets acquired that could not be individually identified. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. The Company performs its annual goodwill impairment testing during the third quarter of each year based upon data as of the close of the second quarter. Goodwill associated with a business acquisition is not tested for impairment during the year the business is acquired unless there is a significant identified impairment event.

Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the “reporting unit” level. A reporting unit is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level. For purposes of goodwill impairment testing, a significant portion of goodwill within Corporate & Other is allocated to reporting units within the Company’s segments.

For purposes of goodwill impairment testing, if the carrying value of a reporting unit exceeds its estimated fair value, there might be an indication of impairment. In such instances, the implied fair value of the goodwill is determined in the same manner as the amount of goodwill that would be determined in a business acquisition. The excess of the carrying value of goodwill over the implied fair value of goodwill would be recognized as an impairment and recorded as a charge against net income.

In performing the Company’s goodwill impairment tests, the estimated fair values of the reporting units are first determined using a market multiple approach. When further corroboration is required, the Company uses a discounted cash flow approach. For reporting units which are particularly sensitive to market assumptions, such as the annuities and life reporting units, the Company may use additional valuation methodologies to estimate the reporting units’ fair values.

The key inputs, judgments and assumptions necessary in determining estimated fair value of the reporting units include projected operating earnings, current book value (with and without accumulated other comprehensive income), the level of economic capital required to support the mix of business, long-term growth rates, comparative market multiples, the account value of in-force business, projections of new and renewal business, as well as margins on such business, the level of interest rates, credit spreads, equity market levels and the discount rate that the Company believes is appropriate for the respective reporting unit. The estimated fair values of the annuities and life reporting units are particularly sensitive to the equity market levels.

When testing goodwill for impairment, the Company also considers its market capitalization in relation to the aggregate estimated fair value of its reporting units.

The Company applies significant judgment when determining the estimated fair value of the Company’s reporting units and when assessing the relationship of market capitalization to the aggregate estimated fair value of its reporting units. The valuation methodologies utilized are subject to key judgments and assumptions that are sensitive to change. Estimates of fair value are inherently uncertain and represent only management’s reasonable expectation regarding future developments. These estimates and the judgments and assumptions upon which the estimates are based will, in all likelihood, differ in some respects from actual future results. Declines in the estimated fair value of the Company’s reporting units could result in goodwill impairments in future periods which could materially adversely affect the Company’s results of operations or financial position.

On an ongoing basis, the Company evaluates potential triggering events that may affect the estimated fair value of the Company’s reporting units to assess whether any goodwill impairment exists. Deteriorating or adverse market conditions for certain reporting units may have a significant impact on the estimated fair value of these reporting units and could result in future impairments of goodwill.

See Note 7 for discussion of goodwill impairment testing during 2011.

Liability for Future Policy Benefits and PABs

The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities, certain accident and health, and non-medical health insurance. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type and geographical area. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis. For long duration insurance contracts, assumptions such as mortality, morbidity and interest rates are “locked in” upon the issuance of new business. However, significant adverse changes in experience on such contracts may require us to establish premium deficiency reserves. Such reserves are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for adverse deviation.

Premium deficiency reserves may also be established for short duration contracts to provide for expected future losses. These reserves on short duration contracts are based on actuarial estimates of the amount of loss inherent in that period, including losses incurred for which claims have not been reported. The provisions for unreported claims are calculated using studies that measure the historical length of time between the incurred date of a claim and its eventual reporting to the company. Anticipated investment income is considered in the calculation of premium deficiency losses for short duration contracts.

Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 3% to 7% for domestic business and 1% to 18% for international business, and mortality rates guaranteed in calculating the cash surrender values described in such contracts); and (ii) the liability for terminal dividends for domestic business.

Participating business represented approximately 6% of the Company’s life insurance in-force at both December 31, 2011 and 2010. Participating policies represented approximately 21%, 26% and 28% of gross life insurance premiums for the years ended December 31, 2011, 2010 and 2009, respectively.

Future policy benefit liabilities for non-participating traditional life insurance policies are equal to the aggregate of the present value of expected future benefit payments and related expenses less the present value of expected future net premiums. Assumptions as to mortality and persistency are based upon the Company’s experience when the basis of the liability is established. Interest rate assumptions for the aggregate future policy benefit liabilities range from 2% to 10% for domestic business and 1% to 14% for international business.

Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rate assumptions used in establishing such liabilities range from 2% to 11% for domestic business and 2% to 12% for international business.

Future policy benefit liabilities for non-medical health insurance, primarily related to domestic business, are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rate assumptions used in establishing such liabilities range from 4% to 7%.

Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rate assumptions used in establishing such liabilities range from 2% to 9% for domestic business and 2% to 9% for international business.

Liabilities for unpaid claims and claim expenses for property and casualty insurance are included in future policyholder benefits and represent the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Other policy-related balances include claims that have been reported but not settled and claims incurred but not reported on life and non-medical health insurance. Liabilities for unpaid claims are estimated based upon the Company’s historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs, reduced for anticipated salvage and subrogation. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

Liabilities for universal and variable life secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The assumptions used in estimating the secondary and paid-up guarantee liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical Standard & Poor’s (“S&P”) experience of the appropriate underlying equity index, such as the S&P 500 Index. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

Future policy benefit liabilities are established for certain variable annuity products with guaranteed minimum benefits as described below under “— Variable Annuity Guaranteed Minimum Benefits.”

The Company regularly reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies and guarantees, and in the establishment of the related liabilities, result in changes in the additional liability balances with related charges or credits to benefit expenses in the period in which the changes occur.

PABs relate to investment-type contracts, universal life-type policies and certain guaranteed minimum benefits. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. PABs for these contracts are equal to: (i) policy account values, which consist of an accumulation of gross premium payments and investment performance; (ii) credited interest, ranging from 1% to 13% for domestic business and 1% to 14% for international business, less expenses, mortality charges and withdrawals; and (iii) fair value adjustments relating to business combinations.

Variable Annuity Guaranteed Minimum Benefits

The Company issues, directly and through assumed reinsurance, certain variable annuity products with guaranteed minimum benefits that provide the policyholder a minimum return based on their initial deposit (i.e., the benefit base) less withdrawals. In some cases the benefit base may be increased by additional deposits, bonus amounts, accruals or optional market value resets. These guarantees are accounted for as insurance liabilities or as embedded derivatives depending on how and when the benefit is paid. Specifically, a guarantee is accounted for as an embedded derivative if a guarantee is paid without requiring (i) the occurrence of specific insurable event, or (ii) the policyholder to annuitize. Alternatively, a guarantee is accounted for as an insurance liability if the guarantee is paid only upon either (i) the occurrence of a specific insurable event, or (ii) annuitization. In certain cases, a guarantee may have elements of both an insurance liability and an embedded derivative and in such cases the guarantee is accounted for under a split of the two models.

These guarantees include:

•

Guaranteed minimum death benefit (“GMDB”) that guarantees the contractholder a return of their purchase payment upon death even if the account value is reduced to zero. An enhanced death benefit may be available for an additional fee.

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GMIB that provides the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments, even if the account value is reduced to zero, that can be annuitized to receive a monthly income stream that is not less than a specified amount. Certain of these contracts also provide for a guaranteed lump sum return of purchase premium in lieu of the annuitization benefit.

•

Guaranteed minimum withdrawal benefits (“GMWB”) that guarantee the contractholder a return of their purchase payment via partial withdrawals, even if the account value is reduced to zero, provided that the contractholder’s cumulative withdrawals in a contract year do not exceed a certain limit. Certain of these contacts include guaranteed withdrawals that are life contingent.

•

Guaranteed minimum accumulation benefits (“GMAB”) that provide the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments even if the account value is reduced to zero.

Guarantees accounted for as insurance liabilities in future policy benefits include GMDB, the portion of GMIB that require annuitization, and the life-contingent portion of certain GMWB. These liabilities are established as follows:

GMDB liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The assumptions used in estimating the GMDB liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility are consistent with the historical experience of the appropriate underlying equity index, such as the S&P 500 Index. The benefit assumptions used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

GMIB liabilities are determined by estimating the expected value of the income benefits in excess of the projected account balance at any future date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The assumptions used for estimating the GMIB liabilities are consistent with those used for estimating the GMDB liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates an assumption for the percentage of the potential annuitizations that may be elected by the contractholder. Certain GMIB have settlement features that result in a portion of that guarantee being accounted for as an embedded derivative and are recorded in PABs as described below.

The liability for the life contingent portion of GMWB is determined based on the expected value of the life contingent payments and expected assessments using assumptions consistent with those used for estimating the GMDB liabilities.

Guarantees accounted for as embedded derivatives in PABs include the non life-contingent portion of GMWB, GMAB and the portion of certain GMIB that do not require annuitization. These guarantees are recorded at estimated fair value separately from the host variable annuity with changes in estimated fair value reported in net derivative gains (losses). At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent “excess” fees and are reported in universal life and investment-type product policy fees.

The estimated fair values of these embedded derivatives are then determined based on the present value of projected future benefits minus the present value of projected future fees. The projections of future benefits and future fees require capital market and actuarial assumptions including expectations concerning policyholder behavior. A risk neutral valuation methodology is used under which the cash flows from the guarantees are projected under multiple capital market scenarios using observable risk free rates. The valuation of these embedded derivatives also includes an adjustment for the Company’s nonperformance risk and risk margins related to non-capital market inputs. The nonperformance adjustment, which is captured as a spread over the risk free rate in determining the discount rate to discount the cash flows of the liability, is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife, Inc.’s debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries compared to MetLife, Inc. Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties in certain actuarial assumptions. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees.

These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates, changes in nonperformance risk, variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

The Company ceded the risk associated with certain of the GMIB and GMWB described in the preceding paragraphs. With respect to GMIB, a portion of the directly written GMIB guarantees that are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance agreements contain embedded derivatives. These embedded derivatives are included in premiums, reinsurance, and other receivables in the consolidated balance sheet with changes in estimated fair value reported in net derivative gains (losses) or policyholder benefits and claims in the consolidated statements of operations, depending on the classification of the direct risk. The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with that described previously for the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

Other Policy-Related Balances

Other policy-related balances include policy and contract claims, unearned revenue liabilities, premiums received in advance, negative VOBA, policyholder dividends due and unpaid and policyholder dividends left on deposit.

The liability for policy and contract claims generally relates to incurred but not reported death, disability, long-term care (“LTC”) and dental claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company’s estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product’s estimated gross profits and margins, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premium received in advance and applies the cash received to premiums when due.

For certain acquired blocks of business, the estimated fair value of the in-force contract obligations exceeded the book value of assumed in-force insurance policy liabilities, resulting in negative VOBA, which is presented separately from VOBA as an additional insurance liability. The fair value of the in-force contract obligations is based on actuarial determined projections by each block of business. Negative VOBA is amortized over the policy period in proportion to the approximate consumption of losses included in the liability usually expressed in terms of insurance in-force or account value. Such amortization is recorded as a contra-expense in other expenses in the consolidated statements of operations.

Also included in other policy-related balances are policyholder dividends due and unpaid on participating policies and policyholder dividends left on deposit. Such liabilities are presented at amounts contractually due to policyholders.

Recognition of Insurance Revenue and Related Benefits

Premiums related to traditional life and annuity policies with life contingencies and long-duration accident and health and credit insurance policies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

Premiums related to short-duration non-medical health and disability, accident and health, and certain credit life insurance contracts are recognized on a pro rata basis over the applicable contract term.

Deposits related to universal life-type and investment-type products are credited to PABs. Revenues from such contracts consist of amounts assessed against PABs for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related PABs.

Premiums related to property and casualty contracts are recognized as revenue on a pro rata basis over the applicable contract term. Unearned premiums, representing the portion of premium written relating to the unexpired coverage, are also included in future policy benefits.

Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

The portion of fees allocated to embedded derivatives described previously is recognized within net derivative gains (losses) as part of the estimated fair value of embedded derivatives.

Other Revenues

Other revenues include, in addition to items described elsewhere herein, advisory fees, broker-dealer commissions and fees and administrative service fees. Such fees and commissions are recognized in the period in which services are performed. Other revenues also include changes in account value relating to corporate-owned life insurance (“COLI”). Under certain COLI contracts, if the Company reports certain unlikely adverse results in its consolidated financial statements, withdrawals would not be immediately available and would be subject to market value adjustment, which could result in a reduction of the account value.

Policyholder Dividends

Policyholder dividends are approved annually by the insurance subsidiaries’ boards of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by the insurance subsidiaries.

Income Taxes

MetLife, Inc. and its includable life insurance and non-life insurance subsidiaries file a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”). Non-includable subsidiaries file either separate individual corporate tax returns or separate consolidated tax returns.

The Company’s accounting for income taxes represents management’s best estimate of various events and transactions.

Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

For U.S. federal income tax purposes, the Company made an election under Section 338 of the Code (the “Section 338 Election”) relating to the Acquisition. Pursuant to such election, the historical tax basis in the acquired assets and liabilities was adjusted to the fair market value as of the Acquisition Date resulting in a change to the related deferred income taxes. See Note 15.

The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Factors in management’s determination include the performance of the business and its ability to generate capital gains. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

(i)	future taxable income exclusive of reversing temporary differences and carryforwards;

(ii)	future reversals of existing taxable temporary differences;

(iii)	taxable income in prior carryback years; and

(iv)	tax planning strategies.

The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the consolidated financial statements in the year these changes occur.

The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

Reinsurance

The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by third parties.

For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums and are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of (which do not exceed) the related insurance liabilities ceded (assumed) are recognized immediately as a loss. Any gains on such retroactive agreements are deferred and recorded in other liabilities. The gains are amortized primarily using the recovery method.

The assumptions used to account for both long and short-duration reinsurance agreements are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance balances recoverable could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues.

If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

Cessions under reinsurance agreements do not discharge the Company’s obligations as the primary insurer.

Employee Benefit Plans

Certain subsidiaries of MetLife, Inc. (the “Subsidiaries”) sponsor and/or administer various plans that provide defined benefit pension and other postretirement benefits covering eligible employees and sales representatives. Measurement dates used for all of the Subsidiaries’ defined benefit pension and other postretirement benefit plans correspond with the fiscal year ends of sponsoring Subsidiaries, which are December 31 for U.S. Subsidiaries and November 30 for most foreign Subsidiaries.

The U.S. pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and either final average or career average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year U.S. Treasury securities, for each account balance. The non-U.S. pension plans generally provide benefits based either upon years of credited service and earnings preceding retirement or on points earned on job grades and other factors related to years of service.

The Subsidiaries also provide certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees. Employees of the Subsidiaries who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for one of the Subsidiaries, may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total cost of postretirement medical benefits. Employees hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits.

The projected pension benefit obligation (“PBO”) is defined as the actuarially calculated present value of vested and non-vested pension benefits accrued based on future salary levels. The accumulated pension benefit obligation (“ABO”) is the actuarial present value of vested and non-vested pension benefits accrued based on current salary levels. Obligations, both PBO and ABO, of the defined benefit pension plans are determined using a variety of actuarial assumptions, from which actual results may vary, as described below.

The expected postretirement plan benefit obligations (“EPBO”) represent the actuarial present value of all other postretirement benefits expected to be paid after retirement to employees and their dependents and is used in measuring the periodic postretirement benefit expense. The accumulated postretirement plan benefit obligations (“APBO”) represent the actuarial present value of future other postretirement benefits attributed to employee services rendered through a particular date and is the valuation basis upon which liabilities are established. The APBO is determined using a variety of actuarial assumptions, from which actual results may vary, as described below.

The Company recognizes the funded status of the PBO for pension plans and the APBO for other postretirement plans for each of its plans in the consolidated balance sheets. The actuarial gains or losses, prior service costs and credits and the remaining net transition asset or obligation that had not yet been included in net periodic benefit costs are charged, net of income tax, to accumulated other comprehensive income (loss).

Net periodic benefit cost is determined using management estimates and actuarial assumptions to derive service cost, interest cost, and expected return on plan assets for a particular year. Net periodic benefit cost also includes the applicable amortization of any prior service cost (credit) arising from the increase (decrease) in prior years’ benefit costs due to plan amendments or initiation of new plans. These costs are amortized into net periodic benefit cost over the expected service years of employees whose benefits are affected by such plan amendments. Actual experience related to plan assets and/or the benefit obligations may differ from that originally assumed when determining net periodic benefit cost for a particular period, resulting in gains or losses. To the extent such aggregate gains or losses exceed 10 percent of the greater of the benefit obligations or the market-related asset value of the plans, they are amortized into net periodic benefit cost over the expected service years of employees expected to receive benefits under the plans.

The obligations and expenses associated with these plans require an extensive use of assumptions such as the discount rate, expected rate of return on plan assets, rate of future compensation increases, healthcare cost trend rates, as well as assumptions regarding participant demographics such as rate and age of retirements, withdrawal rates and mortality. Management, in consultation with its external consulting actuarial firms, determines these assumptions based upon a variety of factors such as historical performance of the plan and its assets, currently available market and industry data and expected benefit payout streams. The assumptions used may differ materially from actual results due to, among other factors, changing market and economic conditions and changes in participant demographics. These differences may have a significant effect on the Company’s consolidated financial statements and liquidity.

The Subsidiaries also sponsor defined contribution savings and investment plans (“SIP”) for substantially all employees under which a portion of employee contributions is matched. Applicable matching contributions are made each payroll period. Accordingly, the Company recognizes compensation cost for current matching contributions. As all contributions are transferred currently as earned to the SIP trust, no liability for matching contributions is recognized in the consolidated balance sheets.

Stock-Based Compensation

As more fully described in Note 18, the Company grants certain employees and directors stock-based compensation awards under various plans that are subject to specific vesting conditions. The cost of all stock-based transactions is measured at fair value at grant date and recognized over the period during which a grantee is required to provide goods or services in exchange for the award. Although the terms of the Company’s stock-based plans do not accelerate vesting upon retirement, or the attainment of retirement eligibility, the requisite service period subsequent to attaining such eligibility is considered nonsubstantive. Accordingly, the Company recognizes compensation expense related to stock-based awards over the shorter of the requisite service period or the period to attainment of retirement eligibility. An estimation of future forfeitures of stock-based awards is incorporated into the determination of compensation expense when recognizing expense over the requisite service period.

Foreign Currency

Assets, liabilities and operations of foreign affiliates and subsidiaries are recorded based on the functional currency of each entity. The determination of the functional currency is made based on the appropriate economic and management indicators. With the exception of certain foreign operations, primarily Japan, where multiple functional currencies exist, the local currencies of foreign operations are the functional currencies. Assets and liabilities of foreign affiliates and subsidiaries are translated from the functional currency to U.S. dollars at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The resulting translation adjustments are charged or credited directly to other comprehensive income or loss, net of applicable taxes. Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur.

Discontinued Operations

The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in discontinued operations if the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

Earnings Per Common Share

Basic earnings per common share are computed based on the weighted average number of common shares, or their equivalent, outstanding during the period. The difference between the number of shares assumed issued and number of shares assumed purchased represents the dilutive shares. Diluted earnings per common share include the dilutive effect of the assumed: (i) exercise or issuance of stock-based awards using the treasury stock method; (ii) settlement of stock purchase contracts underlying common equity units using the treasury stock method; and (iii) settlement of accelerated common stock repurchase contracts. Under the treasury stock method, exercise or issuance of stock-based awards and settlement of the stock purchase contracts underlying common equity units is assumed to occur with the proceeds used to purchase common stock at the average market price for the period. See Notes 14, 18 and 20.

Litigation Contingencies

The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company’s financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Except as otherwise disclosed in Note 16, legal costs are recognized in other expenses as incurred. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company’s consolidated financial statements. It is possible that an adverse outcome in certain of the Company’s litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded, could have a material effect upon the Company’s consolidated net income or cash flows in particular quarterly or annual periods.

Separate Accounts

Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Assets within the Company’s separate accounts primarily include: mutual funds, fixed maturity and equity securities, mortgage loans, derivatives, hedge funds, other limited partnership interests, short-term investments and cash and cash equivalents. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company’s general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value which is based on the estimated fair values of the underlying assets comprising the portfolios of an individual separate account. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of operations. Separate accounts credited with a contractual investment return are combined on a line-by-line basis with the Company’s general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account. Unit-linked separate account investments which are directed by contractholders but do not meet one or more of the other above criteria are included in trading and other securities.

The Company’s revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees in the consolidated statements of operations.

Adoption of New Accounting Pronouncements

Financial Instruments

Effective January 1, 2012, the Company adopted new guidance regarding effective control in repurchase agreements. The guidance removes from the assessment of effective control, the criterion requiring the transferor to have the ability to repurchase or redeem the financial assets. The adoption did not have a material impact on the Company’s consolidated financial statements.

Effective July 1, 2011, the Company adopted new guidance regarding accounting for troubled debt restructurings. This guidance clarifies whether a creditor has granted a concession and whether a debtor is experiencing financial difficulties for the purpose of determining when a restructuring constitutes a troubled debt restructuring. Additionally, the guidance prohibits creditors from using the borrower’s effective rate test to evaluate whether a concession has been granted to the borrower. The adoption did not have a material impact on the Company’s consolidated financial statements. See also expanded disclosures in Note 3.

Effective January 1, 2011, the Company adopted new guidance regarding accounting for investment funds determined to be VIEs. Under this guidance, an insurance entity would not be required to consolidate a voting-interest investment fund when it holds the majority of the voting interests of the fund through its separate accounts. In addition, an insurance entity would not consider the interests held through separate accounts for the benefit of policyholders in the insurer’s evaluation of its economic interest in a VIE, unless the separate account contractholder is a related party. The adoption did not have a material impact on the Company’s consolidated financial statements.

Effective December 31, 2010, the Company adopted guidance regarding disclosures about the credit quality of financing receivables and valuation allowances for credit losses, including credit quality indicators. Such disclosures must be disaggregated by portfolio segment or class based on how a company develops its valuation allowances for credit losses and how it manages its credit exposure. The Company has provided all material required disclosures in its consolidated financial statements.

Effective July 1, 2010, the Company adopted guidance regarding accounting for embedded credit derivatives within structured securities. This guidance clarifies the type of embedded credit derivative that is exempt from embedded derivative bifurcation requirements. Specifically, embedded credit derivatives resulting only from subordination of one financial instrument to another continue to qualify for the scope exception. Embedded credit derivative features other than subordination must be analyzed to determine whether they require bifurcation and separate accounting. As a result of the adoption of this guidance, the Company elected FVO for certain structured securities that were previously accounted for as fixed maturity securities. Upon adoption, the Company reclassified $50 million of securities from fixed maturity securities to trading and other securities. These securities had cumulative unrealized losses of $10 million, net of income tax, which was recognized as a cumulative effect adjustment to decrease retained earnings with a corresponding increase to accumulated other comprehensive income (loss) as of July 1, 2010.

Effective January 1, 2010, the Company adopted guidance related to financial instrument transfers and consolidation of VIEs. The financial instrument transfer guidance eliminates the concept of a qualified special purpose entity (“QSPE”), eliminates the guaranteed mortgage securitization exception, changes the criteria for achieving sale accounting when transferring a financial asset and changes the initial recognition of retained beneficial interests. The new consolidation guidance changes the definition of the primary beneficiary, as well as the method of determining whether an entity is a primary beneficiary of a VIE from a quantitative model to a qualitative model. Under the new qualitative model, the entity that has both the ability to direct the most significant activities of the VIE and the obligation to absorb losses or receive benefits that could be significant to the VIE is considered to be the primary beneficiary of the VIE. The guidance requires a quarterly reassessment, as well as enhanced disclosures, including the effects of a company’s involvement with VIEs on its financial statements.

As a result of the adoption of this guidance, the Company consolidated certain former QSPEs that were previously accounted for as fixed maturity CMBS and equity security collateralized debt obligations. The Company also elected FVO for all of the consolidated assets and liabilities of these entities. Upon consolidation, the Company recorded $278 million of securities classified as trading and other securities, $6.8 billion of commercial mortgage loans and $6.8 billion of long-term debt based on estimated fair values at January 1, 2010 and de-recognized $179 million in fixed maturity securities and less than $1 million in equity securities. The consolidation also resulted in a decrease in retained earnings of $12 million, net of income tax, and an increase in accumulated other comprehensive income (loss) of $42 million, net of income tax, at January 1, 2010. For the year ended December 31, 2010, the Company recorded $426 million of net investment income on the consolidated assets, $411 million of interest expense in other expenses on the related long-term debt, and $6 million in net investment gains (losses) to remeasure the assets and liabilities at their estimated fair values.

In addition, the Company also deconsolidated certain partnerships for which the Company does not have the power to direct activities and for which the Company has concluded it is no longer the primary beneficiary. These deconsolidations did not result in a cumulative effect adjustment to retained earnings and did not have a material impact on the Company’s consolidated financial statements.

Also effective January 1, 2010, the Company adopted guidance that indefinitely defers the above changes relating to the Company’s interests in entities that have all the attributes of an investment company or for which it is industry practice to apply measurement principles for financial reporting that are consistent with those applied by an investment company. As a result of the deferral, the above guidance did not apply to certain real estate joint ventures and other limited partnership interests held by the Company.

Effective April 1, 2009, the Company adopted OTTI guidance. This guidance amends the previously used methodology for determining whether an OTTI exists for fixed maturity securities, changes the presentation of OTTI for fixed maturity securities and requires additional disclosures for OTTI on fixed maturity and equity securities in interim and annual financial statements. The Company’s net cumulative effect adjustment of adopting the OTTI guidance was an increase of $76 million to retained earnings with a corresponding increase to accumulated other comprehensive loss to reclassify the noncredit loss portion of previously recognized OTTI losses on fixed maturity securities held at April 1, 2009. This cumulative effect adjustment was comprised of an increase in the amortized cost basis of fixed maturity securities of $126 million, net of policyholder related amounts of $10 million and net of deferred income taxes of $40 million, resulting in the net cumulative effect adjustment of $76 million. The increase in the amortized cost basis of fixed maturity securities of $126 million by sector was as follows: $53 million — ABS, $43 million — RMBS, $17 million — U.S. corporate securities and $13 million — CMBS. As a result of the adoption of the OTTI guidance, the Company’s pre-tax earnings for the year ended December 31, 2009 increased by $857 million, offset by an increase in other comprehensive loss representing OTTI relating to noncredit losses recognized during the year ended December 31, 2009.

Effective January 1, 2009, the Company adopted guidance on disclosures about derivative instruments and hedging. This guidance requires enhanced qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments and disclosures about credit risk-related contingent features in derivative agreements. The Company has provided all of the material disclosures in its consolidated financial statements.

Effective January 1, 2009, the Company adopted prospectively an update on accounting for transfers of financial assets and repurchase financing transactions. This update provides guidance for evaluating whether to account for a transfer of a financial asset and repurchase financing as a single transaction or as two separate transactions. The adoption did not have a material impact on the Company’s consolidated financial statements.

Business Combinations and Noncontrolling Interests

Effective January 1, 2011, the Company adopted new guidance that addresses when a business combination should be assumed to have occurred for the purpose of providing pro forma disclosure. Under the new guidance, if an entity presents comparative financial statements, the entity should disclose revenue and earnings of the combined entity as though the business combination that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period. The guidance also expands the supplemental pro forma disclosures to include additional narratives. The adoption did not have an impact on the Company’s consolidated financial statements.

Effective January 1, 2009, the Company adopted revised guidance on business combinations and accounting for noncontrolling interests in the consolidated financial statements. Under this guidance:

•	All business combinations (whether full, partial or “step” acquisitions) result in all assets and liabilities of an acquired business being recorded at fair value, with limited exceptions.

•	Acquisition costs are generally expensed as incurred; restructuring costs associated with a business combination are generally expensed as incurred subsequent to the acquisition date.

•	The fair value of the purchase price, including the issuance of equity securities, is determined on the acquisition date.

•

Assets acquired and liabilities assumed in a business combination that arise from contingencies are recognized at fair value if the acquisition-date fair value can be reasonably determined. If the fair value is not estimable, an asset or liability is recorded if existence or incurrence at the acquisition date is probable and its amount is reasonably estimable.

•	Changes in deferred income tax asset valuation allowances and income tax uncertainties after the acquisition date generally affect income tax expense.

•	Noncontrolling interests (formerly known as “minority interests”) are valued at fair value at the acquisition date and are presented as equity rather than liabilities.

•	Net income (loss) includes amounts attributable to noncontrolling interests.

•	When control is attained on previously noncontrolling interests, the previously held equity interests are remeasured at fair value and a gain or loss is recognized.

•	Purchases or sales of equity interests that do not result in a change in control are accounted for as equity transactions.

•

When control is lost in a partial disposition, realized gains or losses are recorded on equity ownership sold and the remaining ownership interest is remeasured and holding gains or losses are recognized.

The adoption of this guidance on a prospective basis did not have an impact on the Company’s consolidated financial statements.

Effective January 1, 2009, the Company adopted prospectively guidance on determination of the useful life of intangible assets. This guidance amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset. This change is intended to improve the consistency between the useful life of a recognized intangible asset and the period of expected future cash flows used to measure the fair value of the asset. The Company determines useful lives and provides all of the material disclosures prospectively on intangible assets acquired on or after January 1, 2009 in accordance with this guidance.

Fair Value

Effective January 1, 2012, the Company adopted new guidance regarding fair value measurements that establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards (“IFRS”). Some of the amendments clarify the Financial Accounting Standards Board’s (“FASB”) intent on the application of existing fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The adoption did not have a material impact on the Company’s consolidated financial statements.

Effective January 1, 2010, the Company adopted guidance that requires disclosures about significant transfers into and/or out of Levels 1 and 2 of the fair value hierarchy and activity in Level 3. In addition, this guidance provides clarification of existing disclosure requirements about level of disaggregation and inputs and valuation techniques. The adoption of this guidance did not have an impact on the Company’s consolidated financial statements.

The following pronouncements relating to fair value had no material impact on the Company’s consolidated financial statements:

•

Effective January 1, 2009, the Company implemented fair value measurements guidance for certain nonfinancial assets and liabilities that are recorded at fair value on a non-recurring basis. This guidance applies to such items as: (i) nonfinancial assets and nonfinancial liabilities initially measured at estimated fair value in a business combination; (ii) reporting units measured at estimated fair value in the first step of a goodwill impairment test; and (iii) indefinite-lived intangible assets measured at estimated fair value for impairment assessment.

•

Effective January 1, 2009, the Company adopted prospectively guidance on issuer’s accounting for liabilities measured at fair value with a third-party credit enhancement. This guidance states that an issuer of a liability with a third-party credit enhancement should not include the effect of the credit enhancement in the fair value measurement of the liability. In addition, it requires disclosures about the existence of any third-party credit enhancement related to liabilities that are measured at fair value.

•

Effective April 1, 2009, the Company adopted guidance on: (i) estimating the fair value of an asset or liability if there was a significant decrease in the volume and level of trading activity for these assets or liabilities; and (ii) identifying transactions that are not orderly. The Company has provided all of the material disclosures in its consolidated financial statements.

•

Effective December 31, 2009, the Company adopted guidance on: (i) measuring the fair value of investments in certain entities that calculate NAV per share; (ii) how investments within its scope would be classified in the fair value hierarchy; and (iii) enhanced disclosure requirements, for both interim and annual periods, about the nature and risks of investments measured at fair value on a recurring or non-recurring basis.

•

Effective December 31, 2009, the Company adopted guidance on measuring liabilities at fair value. This guidance provides clarification for measuring fair value in circumstances in which a quoted price in an active market for the identical liability is not available. In such circumstances a company is required to measure fair value using either a valuation technique that uses: (i) the quoted price of the identical liability when traded as an asset; or (ii) quoted prices for similar liabilities or similar liabilities when traded as assets; or (iii) another valuation technique that is consistent with the principles of fair value measurement such as an income approach (e.g., present value technique) or a market approach (e.g., “entry” value technique).

Deferred Policy Acquisition Costs

On January 1, 2012, the Company adopted new guidance regarding accounting for DAC, which was applied retrospectively. The guidance specifies that only costs related directly to successful acquisition of new or renewal contracts can be capitalized as DAC; all other acquisition-related costs must be expensed as incurred. Under the new guidance, advertising costs may only be included in DAC if the capitalization criteria in the direct-response advertising guidance in Subtopic 340-20, Other Assets and Deferred Costs—Capitalized Advertising Costs, are met. As a result, certain direct marketing, sales manager compensation and administrative costs previously capitalized by the Company will no longer be deferred.

The following table presents the effects of the retrospective application of the adoption of such new accounting guidance to the Company’s previously reported consolidated balance sheets:

	As Previously Reported		Adjustment		As Adjusted
	December 31,		December 31,		December 31,
	2011	2010	2011	2010	2011	2010
	(In millions)
Assets
Other invested assets, principally at estimated fair value	$23,628	$15,430	$(47)	$(30)	$23,581	$15,400
Deferred policy acquisition costs and value of business acquired (1)	$27,971	$27,092	$(3,352)	$(2,627)	$24,619	$24,465
Liabilities
Future policy benefits	$184,252	$170,912	$23	$10	$184,275	$170,922
Deferred income tax liability	$7,535	$1,856	$(1,140)	$(889)	$6,395	$967
Equity
Retained earnings	$27,289	$21,363	$(2,475)	$(1,917)	$24,814	$19,446
Accumulated other comprehensive income (loss)	$5,886	$1,000	$197	$145	$6,083	$1,145
Total MetLife, Inc.’s stockholders’ equity	$59,797	$48,625	$(2,278)	$(1,772)	$57,519	$46,853
Noncontrolling interests	$374	$371	$(4)	$(6)	$370	$365
Total equity	$60,171	$48,996	$(2,282)	$(1,778)	$57,889	$47,218

(1)	Value of business acquired was not impacted by the adoption of this guidance.

The following table presents the effects of the retrospective application of the adoption of such new accounting guidance to the Company’s previously reported consolidated statements of operations:

	As Previously Reported						Adjustment			As Adjusted
	Years Ended December 31,						Years Ended December 31,			Years Ended December 31,
	2011		2010		2009		2011	2010	2009	2011	2010	2009
	(In millions)
Revenues
Net investment income	$19,601	(1)	$17,505	(1)	$14,735	(1)	$(15)	$(11)	$(6)	$19,586	$17,494	$14,729
Expenses
Policyholder benefits and claims	$35,457		$29,185		$28,003		$14	$2	$2	$35,471	$29,187	$28,005
Other expenses	$17,730		$12,764		$10,521		$807	$163	$240	$18,537	$12,927	$10,761
Income (loss) from continuing operations before provision for income tax	$10,021	(1)	$3,906	(1)	$(4,367	) (1)	$(836)	$(176)	$(248)	$9,185	$3,730	$(4,615)
Provision for income tax expense (benefit)	$3,073	(1)	$1,163	(1)	$(2,027	) (1)	$(280)	$(53)	$(79)	$2,793	$1,110	$(2,106)
Income (loss) from continuing operations, net of income tax	$6,948	(1)	$2,743	(1)	$(2,340	) (1)	$(556)	$(123)	$(169)	$6,392	$2,620	$(2,509)
Net income (loss)	$6,971		$2,786		$(2,278)		$(556)	$(123)	$(169)	$6,415	$2,663	$(2,447)
Less: Net income (loss) attributable to noncontrolling interests	$(10)		$(4)		$(32)		$2	$—	$(4)	$(8)	$(4)	$(36)
Net income (loss) attributable to MetLife, Inc.	$6,981		$2,790		$(2,246)		$(558)	$(123)	$(165)	$6,423	$2,667	$(2,411)
Net income (loss) available to MetLife, Inc.’s common shareholders	$6,713		$2,668		$(2,368)		$(558)	$(123)	$(165)	$6,155	$2,545	$(2,533)
Income (loss) from continuing operations, net of income tax, available to MetLife, Inc.’s common shareholders per common share:
Basic	$6.32		$2.98		$(2.96)		$(0.53)	$(0.15)	$(0.21)	$5.79	$2.83	$(3.17)
Diluted	$6.27		$2.96		$(2.96)		$(0.53)	$(0.15)	$(0.21)	$5.74	$2.81	$(3.17)
Net income (loss) available to MetLife, Inc.’s common shareholders per common share:
Basic	$6.34		$3.02		$(2.89)		$(0.53)	$(0.14)	$(0.20)	$5.81	$2.88	$(3.09)
Diluted	$6.29		$3.00		$(2.89)		$(0.53)	$(0.14)	$(0.20)	$5.76	$2.86	$(3.09)

(1)

Amounts in the table above differ from the amounts previously reported in the consolidated statements of operations due to the inclusion of the impact of discontinued real estate operations of $3 million ($5 million net investment income, net of $2 million income tax), $4 million ($6 million net investment income, net of $2 million income tax), and $4 million ($6 million net investment income, net of $2 million income tax), for the years ended December 31, 2011, 2010 and 2009, respectively.

The following table presents the effects of the retrospective application of the adoption of such new accounting guidance to the Company’s previously reported consolidated statements of cash flows:

	As Previously Reported			Adjustment			As Adjusted
	Years Ended December 31,			Years Ended December 31,			Years Ended December 31,
	2011	2010	2009	2011	2010	2009	2011	2010	2009
	(In millions)
Cash flows from operating activities
Net income (loss)	$6,971	$2,786	$(2,278)	$(556)	$(123)	$(169)	$6,415	$2,663	$(2,447)
Change in deferred policy acquisition costs, net	$(1,397)	$(541)	$(1,837)	$806	$171	$228	$(591)	$(370)	$(1,609)
Change in income tax recoverable (payable)	$2,022	$1,292	$(2,614)	$(280)	$(61)	$(67)	$1,742	$1,231	$(2,681)
Change in insurance-related liabilities and policy-related balances	$7,068	$6,489	$6,401	$13	$2	$2	$7,081	$6,491	$6,403
Cash flows from investing activities
Net change in other invested assets	$(36)	$137	$1,388	$17	$11	$6	$(19)	$148	$1,394

Defined Benefit and Other Postretirement Plans

Effective December 31, 2011, the Company adopted guidance regarding enhanced disclosures for employers’ participation in multiemployer pension plans. The revised disclosures require additional qualitative and quantitative information about the employer’s involvement in significant multiemployer pension and other postretirement plans. The adoption of this guidance did not have an impact on the Company’s consolidated financial statements.

Effective December 31, 2009, the Company adopted guidance to enhance the transparency surrounding the types of assets and associated risks in an employer’s defined benefit pension or other postretirement benefit plans. This guidance requires an employer to disclose information about the valuation of plan assets similar to that required under other fair value disclosure guidance. The Company provided all of the material disclosures in its consolidated financial statements.

Other Pronouncements

Effective January 1, 2012, the Company adopted new guidance regarding comprehensive income that defers the effective date pertaining to reclassification adjustments out of accumulated other comprehensive income. The amendments in this guidance are being made to allow the FASB time to re-deliberate whether to present on the face of the financial statements the effects of reclassifications out of accumulated other comprehensive income on the components of net income and other comprehensive income for all periods presented. All other requirements in the new comprehensive income standard are not affected by this guidance, including the requirement to report comprehensive income either in a single continuous financial statement or in two separate but consecutive financial statements on an annual basis.

On January 1, 2012, the Company adopted new guidance regarding comprehensive income, which was applied retrospectively, that provides companies with the option to present the total of comprehensive income, components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements in annual financial statements. The objective of the standard is to increase the prominence of items reported in other comprehensive income and to facilitate convergence of GAAP and IFRS. The standard eliminates the option to present components of other comprehensive income as part of the statement of changes in stockholders’ equity. The amendments in this guidance do not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified in net income. The Company adopted the two-statement approach for annual statements in the first quarter of 2012.

Effective January 1, 2012, the Company adopted new guidance on goodwill impairment testing that simplifies how an entity tests goodwill for impairment. This new guidance allows an entity to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying value as a basis for determining whether it needs to perform the quantitative two-step goodwill impairment test. Only if an entity determines, based on qualitative assessment, that it is more likely than not that a reporting unit’s fair value is less than its carrying value will it be required to calculate the fair value of the reporting unit. The adoption did not have a material impact on the Company’s consolidated financial statements.

Effective January 1, 2011, the Company adopted new guidance regarding goodwill impairment testing. This guidance modifies Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts. For those reporting units, an entity would be required to perform Step 2 of the test if qualitative factors indicate that it is more likely than not that goodwill impairment exists. The adoption did not have an impact on the Company’s consolidated financial statements.

Effective April 1, 2009, the Company adopted prospectively guidance which establishes general standards for accounting and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or available to be issued. The Company has provided all of the material disclosures in its consolidated financial statements.

Effective January 1, 2009, the Company adopted guidance on determining whether an instrument (or embedded feature) is indexed to an entity’s own stock. This guidance provides a framework for evaluating the terms of a particular instrument and whether such terms qualify the instrument as being indexed to an entity’s own stock. The adoption did not have a material impact on the Company’s consolidated financial statements.

Future Adoption of New Accounting Pronouncements

In December 2011, the FASB issued new guidance regarding balance sheet offsetting disclosures (Accounting Standards Update (“ASU”) 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities), effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance should be applied retrospectively for all comparative periods presented. The amendments in ASU 2011-11 require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effects of those arrangements on its financial position. Entities are required to disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. The objective of ASU 2011-11 is to facilitate comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of IFRS. The Company is currently evaluating the impact of this guidance on its consolidated financial statements and related disclosures.

In December 2011, the FASB issued new guidance regarding derecognition of in substance real estate (ASU 2011-10 Property, Plant and Equipment (Topic 360): Derecognition of in Substance Real Estate - a Scope Clarification (a consensus of the FASB Emerging Issues Task Force), effective for fiscal years, and interim periods within those fiscal years, beginning on or after June 15, 2012. The amendments should be applied prospectively to deconsolidation events occurring after the effective date. Under the amendments in ASU 2011-10, when a parent ceases to have a controlling financial interest in a subsidiary that is in substance real estate as a result of a default on the subsidiary’s nonrecourse debt, the reporting entity should apply the guidance in Subtopic 360-20 to determine whether it should derecognize the in substance real estate. Generally, a reporting entity would not satisfy the requirements to derecognize in substance real estate before the legal transfer of the real estate to the lender and the extinguishment of the related nonrecourse indebtedness. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

In July 2011, the FASB issued new guidance on other expenses (ASU 2011-06, Other Expenses (Topic 720): Fees Paid to the Federal Government by Health Insurers), effective for calendar years beginning after December 31, 2013. The objective of this standard is to address how health insurers should recognize and classify in their income statements fees mandated by the Patient Protection and Affordable Care Act, as amended by the Health Care and Education Reconciliation Act. The amendments in this standard specify that the liability for the fee should be estimated and recorded in full once the entity provides qualifying health insurance in the applicable calendar year in which the fee is payable with a corresponding deferred cost that is amortized to expense using the straight-line method of allocation unless another method better allocates the fee over the calendar year that it is payable. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

Acquisitions and Dispositions	12 Months Ended
Dec. 31, 2011
Acquisitions and Dispositions [Abstract]
Acquisitions and Dispositions

2. Acquisitions and Dispositions

Pending Dispositions

In December 2011, MetLife Bank National Association (“MetLife Bank”) and MetLife, Inc. entered into a definitive agreement to sell most of the depository business of MetLife Bank. The transaction is expected to close in the second quarter of 2012, subject to certain regulatory approvals and other customary closing conditions. Additionally, in January 2012, MetLife, Inc. announced it is exiting the business of originating forward residential mortgages. In conjunction with these events, for the year ended December 31, 2011, the Company recorded charges totaling $212 million, net of income tax, which included intent-to-sell OTTI investment charges, charges related to the de-designation of certain cash flow hedges, a goodwill impairment charge and other employee-related charges. In addition, the Company expects to incur additional charges of $90 million to $110 million, net of income tax, during 2012, related to exiting the forward residential mortgage origination business. The total assets and liabilities recorded in the consolidated balance sheet related to these two businesses as of December 31, 2011 were approximately $11.0 billion and $10.0 billion, respectively. These transactions did not qualify for discontinued operations accounting treatment under GAAP. See Notes 3, 7 and 24.

In November 2011, the Company entered into an agreement to sell its insurance operations in the Caribbean region, Panama and Costa Rica (the “Caribbean Business”). The total assets and liabilities recorded in the consolidated balance sheet related to these insurance operations as of December 31, 2011 were $859 million and $707 million, respectively. Related to the pending sale, the Company recorded a loss of $21 million, net of income tax, which included intent-to-sell OTTI investment charges, during the year ended December 31, 2011. The sale is expected to close in the second quarter of 2012 subject to regulatory approval and other customary closing conditions. The results of the Caribbean Business are included in continuing operations.

2011 Dispositions

On April 1, 2011, the Company sold its 50% interest in Mitsui Sumitomo MetLife Insurance Co., Ltd. (“MSI MetLife”), a Japan domiciled life insurance company, to its joint venture partner, MS&AD Insurance Group Holdings, Inc. (“MS&AD”), for $269 million (¥22.5 billion) in cash consideration, less $4 million (¥310 million) to reimburse MS&AD for specific expenses incurred related to the transaction. The accumulated other comprehensive losses in the foreign currency translation adjustment component of equity resulting from the hedges of the Company’s investment in the joint venture of $46 million, net of income tax, were released upon sale but did not impact net income for year ended December 31, 2011 as such losses were considered in the overall impairment evaluation of the investment prior to the sale. During the years ended December 31, 2011 and 2010, the Company recorded a loss of $57 million and $136 million, net of income tax, respectively, in net investment gains (losses) within the consolidated statements of operations related to the sale. The Company’s operating earnings relating to its investment in MSI MetLife were included in the Asia segment.

On November 1, 2011, the Company sold its wholly-owned subsidiary, MetLife Taiwan Insurance Company Limited (“MetLife Taiwan”) for $180 million in cash consideration. The net assets sold were $282 million, resulting in a loss on disposal of $64 million, net of income tax, recorded in discontinued operations, for the year ended December 31, 2011. Income (loss) from the operations of MetLife Taiwan of $20 million, $22 million and $9 million, net of income tax, for the years ended December 31, 2011, 2010 and 2009, respectively, was also recorded in discontinued operations. See Note 23.

2010 Acquisition of ALICO

Description of Transaction

On the Acquisition Date, MetLife, Inc. acquired all of the issued and outstanding capital stock of American Life from AM Holdings, a subsidiary of AIG, and DelAm from AIG for a total purchase price of $16.4 billion, which consisted of (i) cash of $7.2 billion (includes settlement of intercompany balances and certain other adjustments), and (ii) securities of MetLife, Inc. valued at $9.2 billion.

The $7.2 billion cash portion of the purchase price was funded through the issuance of common stock as described in Note 18, fixed and floating rate senior debt as described in Note 11 as well as cash on hand. The securities issued to AM Holdings included (a) 78,239,712 shares of MetLife, Inc.’s common stock; (b) 6,857,000 shares of Series B Contingent Convertible Junior Participating Non-Cumulative Perpetual Preferred Stock (the “convertible preferred stock”) of MetLife, Inc.; and (c) 40 million common equity units of MetLife, Inc. (the “Equity Units”) with an aggregate stated amount at issuance of $3.0 billion, initially consisting of (i) three purchase contracts (the “Series C Purchase Contracts,” the “Series D Purchase Contracts” and the “Series E Purchase Contracts” and, together, the “Purchase Contracts”), obligating the holder to purchase, on specified future settlement dates, a variable number of shares of MetLife, Inc.’s common stock for a fixed price; and (ii) an interest in each of three series of debt securities (the “Series C Debt Securities,” the “Series D Debt Securities” and the “Series E Debt Securities,” and, together, the “Debt Securities”) issued by MetLife, Inc. Distributions on the Equity Units will be made quarterly, through contract payments on the Purchase Contracts and interest payments on the Debt Securities, initially at an aggregate annual rate of 5.00% (an average annual rate of 3.02% on the Purchase Contracts and an average annual rate of 1.98% on the Debt Securities) as described in Note 14.

On March 8, 2011, AM Holdings sold, in public offering transactions, all the shares of common stock and Equity Units it received as consideration from MetLife in connection with the Acquisition. The Company did not receive any of the proceeds from the sale of either the shares of common stock or the Equity Units owned by AM Holdings. On March 8, 2011, MetLife, Inc. issued 68,570,000 shares of common stock for gross proceeds of $3.0 billion, which were used to repurchase and cancel 6,857,000 shares of convertible preferred stock received as consideration by AM Holdings from MetLife in connection with the Acquisition. See Note 18.

ALICO is an international life insurance company, providing consumers and businesses with products and services for life insurance, accident and health insurance, retirement and wealth management solutions. The Acquisition significantly broadened the Company’s diversification by product, distribution and geography, meaningfully accelerated MetLife’s global growth strategy, and provides the opportunity to build an international franchise leveraging the key strengths of ALICO.

Fair Value and Allocation of Purchase Price

The computation of total purchase consideration and the amounts recognized for each major class of assets acquired and liabilities assumed, based upon their respective fair values at the Acquisition Date, and the resulting goodwill, are presented below:

November 1, 2010
(In millions)
Cash	$6,800
MetLife, Inc.’s common stock (78,239,712 shares) (1)	3,200
MetLife, Inc.’s convertible preferred stock (1), (2)	2,805
MetLife, Inc.’s Equity Units ($3.0 billion aggregate stated amount) (3)	3,189

Total cash paid and securities issued to AM Holdings	$15,994
Contractual purchase price adjustments (4)	396

Total purchase price	$16,390
Effective settlement of pre-existing relationships (5)	(186)
Contingent consideration (6)	88

Total purchase consideration for ALICO	$16,292

(1)	Fair value is based on the opening price of MetLife, Inc.’s common stock of $40.90 on the New York Stock Exchange (“NYSE”) on November 1, 2010.

(2)	On March 8, 2011, MetLife, Inc. repurchased and canceled all of the convertible preferred stock.

(3)	The Equity Units include the Debt Securities and the Purchase Contracts that will settle in MetLife, Inc.’s common stock on specified future dates. See Note 14.

(4)	Relates to the cash settlement of intercompany balances prior to the Acquisition for amounts in excess of certain agreed-upon thresholds and certain other adjustments.

(5)

Effective settlement of debt securities issued by MetLife, Inc. that were owned by ALICO on the Acquisition Date and which reduced the total purchase consideration. Such debt securities were sold to a third party in the second quarter of 2011.

(6)	Estimated fair value of potential payments related to the adequacy of reserves for guarantees on the fair value of a fund of assets backing certain United Kingdom (“U.K.”) unit-linked contracts.

At the Acquisition Date, management expected the aggregate amount of MetLife, Inc.’s common stock to be issued to AM Holdings to be between 214.6 million to 231.5 million shares, consisting of 78.2 million shares issued at closing, 68.6 million shares to be issued upon conversion of the convertible preferred stock and between 67.8 million and 84.7 million shares of common stock, in total, issuable upon settlement of the Purchase Contracts forming part of the Equity Units. On March 8, 2011, MetLife, Inc. issued 68.6 million shares of common stock and used the gross proceeds to repurchase and cancel the convertible preferred stock. On the same date, AM Holdings sold, in a public offering, all the Equity Units it received as consideration from MetLife in connection with the Acquisition. See Notes 14 and 18.

Recording of Assets Acquired and Liabilities Assumed

The following table summarizes the amounts recognized at fair value for each major class of assets acquired and liabilities assumed and the resulting goodwill as of the Acquisition Date, inclusive of adjustments made in the first year after the Acquisition Date to the amounts initially recorded (“measurement period adjustments”).

November 1, 2010
(In millions)
Assets acquired:
Total investments	$101,036
Cash and cash equivalents	4,175
Accrued investment income	948
Premiums, reinsurance and other receivables	1,971
VOBA	9,210
Other assets	1,146
Separate account assets	244

Total assets	$118,730

Liabilities assumed:
Future policy benefits	$31,811
Policyholder account balances	66,652
Other policy-related balances	7,306
Current and deferred income tax liability	375
Other liabilities	2,918
Separate account liabilities	244

Total liabilities	$109,306

Redeemable noncontrolling interests in partially owned consolidated subsidiaries assumed	$109

Noncontrolling interests	(21)
Goodwill	6,998

Net assets acquired	$16,292

The measurement period adjustments, which related to the finalization of American Life’s current and deferred income tax liability, did not have an impact on the Company’s earnings or cash flows and, therefore, the financial statements were not retrospectively adjusted. See Note 15.

Goodwill

Goodwill is calculated as the excess of the consideration transferred over the net assets recognized and represents the future economic benefits arising from other assets acquired and liabilities assumed that could not be individually identified. The goodwill recorded as part of the Acquisition includes the expected synergies and other benefits that management believes will result from combining the operations of ALICO with the operations of MetLife, including further diversification in geographic mix and product offerings and an increase in distribution strength.

As of the Acquisition Date, of the $7.0 billion of goodwill, approximately $4.0 billion was estimated to be deductible for tax purposes. Of the $4.0 billion, approximately $573 million was estimated to be deductible for U.S. tax purposes prior to the completion of the anticipated restructuring of American Life’s foreign branches. See “—Branch Restructuring.”

Identified Intangibles

VOBA reflects the estimated fair value of in-force contracts acquired and represents the portion of the purchase price that is allocated to the value of future profits embedded in acquired insurance annuity and investment-type contracts in-force at the Acquisition Date.

The value of VODA and VOCRA, included in other assets, reflects the estimated fair value of ALICO’s distribution agreements and customer relationships acquired at November 1, 2010 and will be amortized over the useful lives. Each year the Company reviews VODA and VOCRA to determine the recoverability of these balances.

The use of discount rates was necessary to establish the fair value of VOBA and the identifiable intangibles. In selecting the appropriate discount rates, management considered its weighted average cost of capital, as well as the weighted average cost of capital required by market participants. The fair value of acquired liabilities was determined using risk free rates adjusted for a nonperformance risk premium. The nonperformance adjustment was determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife Inc.’s debt, including related credit default swaps. These observable spreads were then adjusted to reflect the priority of these liabilities, the claims paying ability of the insurance subsidiaries compared to MetLife, Inc. and, as necessary, the relative credit spreads of the liabilities’ currencies of denomination as compared to USD spreads.

The fair values of business acquired, distribution agreements and customer relationships and the weighted average amortization periods were as follows as of November 1, 2010:

	November 1, 2010	Weighted Average Amortization Period
	(In millions)	(In years)
VOBA	$9,210	8.2
VODA and VOCRA	341	10.3

Total value of amortizable intangible assets acquired	$9,551	8.6

Negative VOBA

For certain acquired blocks of business, the estimated fair value of acquired liabilities exceeded the initial policy reserves assumed at the Acquisition Date, resulting in negative VOBA of $4.4 billion recorded at the Acquisition Date. Negative VOBA is recorded in other policy-related balances. See Note 8. The following summarizes the major blocks of business, all included within the Asia segment, for which negative VOBA was recorded and describes why the fair value of the liabilities associated with these blocks of business exceeded the initial policy reserves assumed:

•

Fixed Annuities – This block of business provides a fixed rate of return to the policyholders. A decrease in market interest rates since the time of issuance was the primary driver that resulted in the fair value of the liabilities associated with this block being significantly greater than the initial policy reserves assumed at the Acquisition Date.

•

Interest Sensitive Whole Life and Retirement Savings Products – These contracts contain guaranteed minimum benefit features. The recorded reserves for these guarantees increase ratably over the life of the policies in relation to future gross revenues. In contrast, the fair value of the guaranteed minimum benefit component of the initial policy reserves assumed represents the amount that would be required to be transferred to a market participant to assume the full liability at the acquisition date, implicitly incorporating market participant views as to all expected future cash flows. This results in a fair value significantly in excess of the initial guaranteed minimum benefit liability assumed at the Acquisition Date.

Trademark Assets

In connection with the Acquisition, the Company recognized $47 million in trademark assets recorded in other assets. The fair value of the trademark assets will be recognized ratably over their expected useful lives which is generally between five to 10 years.

Indemnification Assets and Contingent Consideration

The stock purchase agreement dated as of March 7, 2010, as amended by and among MetLife, Inc., AIG and AM Holdings (formerly known as ALICO Holdings LLC) (the “Stock Purchase Agreement”) and related agreements include indemnification provisions that allocate the risk of losses arising out of contingencies or other uncertainties that existed as of the Acquisition Date in accordance with the terms, and subject to the limitations and procedures, provided by such provisions. As applicable, the Company recognizes an indemnification asset at the same time that it recognizes the indemnified item, measured on the same basis as the indemnified item. The Company recognized the following indemnification assets and contingencies as of the Acquisition Date in accordance with the indemnification provisions of the Stock Purchase Agreement and related agreements:

Investments — The Company established indemnification assets for the fair value of amounts expected to be recovered from defaults of certain fixed maturity securities, CMBS and mortgage loans. These indemnification assets were included in other invested assets at December 31, 2011 and 2010.

Litigation — The Company established indemnification assets associated with certain settlements expected to be made in connection with the suspension of withdrawals from certain unit-linked funds offered to certain policyholders. These indemnification assets were included in other assets at December 31, 2011 and 2010.

Section 338 Election — See Note 1.

The Company recognized an aggregate amount of $574 million for indemnification assets as of the Acquisition Date in accordance with the indemnification provisions of the Stock Purchase Agreement and related agreements.

Contingent Consideration —The Company has guaranteed that the fair value of a fund of assets backing certain U.K. unit-linked contracts will have a value of at least £1 per unit on July 1, 2012. If the shortfall between the aggregate guaranteed amount and the fair value of the fund exceeds £106 million (as adjusted for withdrawals), AIG will pay the difference to the Company and, conversely, if the shortfall at July 1, 2012 is less than £106 million, the Company will pay the difference to AIG. The Company believes that the fair value of the fund will equal or exceed the aggregate guaranteed amount by July 1, 2012. The contingent consideration liability was $109 million at December 31, 2011 and $88 million at the Acquisition Date. The increase in the contingent consideration liability amount from the Acquisition Date to December 31, 2011 was recorded in net derivative gains (losses) in the consolidated statement of operations.

Branch Restructuring

On March 4, 2010, American Life entered into a closing agreement (the “Closing Agreement”) with the Commissioner of the Internal Revenue Service (“IRS”) with respect to a U.S. withholding tax issue arising as a result of payments made by its foreign branches. The Closing Agreement provides that American Life’s foreign branches will not be required to withhold U.S. income tax on the income portion of payments made pursuant to American Life’s life insurance and annuity contracts (“Covered Payments”) for any tax periods beginning on January 1, 2005 and ending on December 31, 2013 (the “Deferral Period”). The Closing Agreement required that American Life submit a plan to the IRS within 90 days after the close of the Acquisition, indicating the steps American Life would take (on a country by country basis) to ensure that no substantial amount of U.S. withholding tax will arise from Covered Payments made by American Life’s foreign branches to foreign customers after the Deferral Period. Such plan, which was submitted to the IRS on January 29, 2011, involves the transfer of businesses from certain of the foreign branches of American Life to one or more existing or newly-formed subsidiaries of MetLife, Inc. or American Life.

A liability of $277 million was recognized in purchase accounting as of the Acquisition Date for the anticipated and estimated costs associated with restructuring American Life’s foreign branches into subsidiaries in connection with the Closing Agreement.

See Notes 7, 15 and 19 for additional information related to the Acquisition.

Revenues and Earnings of ALICO

The following table presents information for ALICO that is included in the Company’s consolidated statement of operations from the Acquisition Date through November 30, 2010:

ALICO’s Operations Included in MetLife’s Results for the Year Ended December 31, 2010
(In millions)
Total revenues	$950
Income (loss) from continuing operations, net of income tax	$(2)

Supplemental Pro Forma Information (unaudited)

The following table presents unaudited supplemental pro forma information as if the Acquisition had occurred on January 1, 2010 for the year ended December 31, 2010 and on January 1, 2009 for the year ended December 31, 2009.

	Years Ended December 31,
	2010	2009
	(In millions, except per share data)
Total revenues	$64,680	$54,282
Income (loss) from continuing operations, net of income tax, attributable to common shareholders	$3,888	$(1,353)
Income (loss) from continuing operations, net of income tax, attributable to common shareholders per common share:
Basic	$3.60	$(1.29)
Diluted	$3.57	$(1.29)

The pro forma information was derived from the historical financial information of MetLife and ALICO, reflecting the results of operations of MetLife and ALICO for 2010 and 2009. The historical financial information has been adjusted to give effect to the pro forma events that are directly attributable to the Acquisition and factually supportable and expected to have a continuing impact on the combined results. Discontinued operations and the related earnings per share have been excluded from the presentation as they are non-recurring in nature. The pro forma information is not intended to reflect the results of operations of the combined company that would have resulted had the Acquisition been effective during the periods presented or the results that may be obtained by the combined company in the future. The pro forma information does not reflect future events that may occur after the Acquisition, including, but not limited to, expense efficiencies or revenue enhancements arising from the Acquisition and also does not give effect to certain one-time charges that MetLife expects to incur, such as restructuring and integration costs.

The pro forma information primarily reflects the following pro forma adjustments:

•	reduction in net investment income to reflect the amortization or accretion associated with the new cost basis of the acquired fixed maturities available-for-sale portfolio;

•	elimination of amortization associated with the elimination of ALICO’s historical DAC;

•	amortization of VOBA, VODA and VOCRA associated with the establishment of VOBA, VODA and VOCRA arising from the Acquisition;

•	reduction in other expenses associated with the amortization of negative VOBA;

•	reduction in revenues associated with the elimination of ALICO’s historical unearned revenue liability;

•	interest expense associated with the issuance of the Debt Securities to AM Holdings and the public issuance of senior notes in connection with the financing of the Acquisition;

•	certain adjustments to conform to MetLife’s accounting policies; and

•	reversal of investment and derivative gains (losses) associated with certain transactions that were completed prior to the Acquisition Date (conditions of closing).

2009 Disposition

In March 2009, the Company sold Cova Corporation (“Cova”), the parent company of Texas Life Insurance Company (“Texas Life”) to a third-party for $130 million in cash consideration, excluding $1 million of transaction costs. The net assets sold were $101 million, resulting in a gain on disposal of $28 million, net of income tax. The Company also reclassified $4 million, net of income tax, of the 2009 operations of Texas Life into discontinued operations in the consolidated financial statements. As a result, the Company recognized income from discontinued operations of $32 million, net of income tax, during the year ended December 31, 2009. See Note 23.

2009 Disposition through Assumption Reinsurance

On October 30, 2009, the Company completed the disposal, through assumption reinsurance, of substantially all of the insurance business of MetLife Canada, a wholly-owned indirect subsidiary, to a third-party. Pursuant to the assumption reinsurance agreement, the consideration paid by the Company was $259 million, comprised of cash of $14 million and fixed maturity securities, mortgage loans and other assets totaling $245 million. At the date of the assumption reinsurance agreement, the carrying value of insurance liabilities transferred was $267 million, resulting in a gain of $5 million, net of income tax. The gain was recognized in net investment gains (losses).

Investments	12 Months Ended
Dec. 31, 2011
Investments [Abstract]
Investments
3. Investments

Fixed Maturity and Equity Securities Available-for-Sale

The following tables present the cost or amortized cost, gross unrealized gains and losses, estimated fair value of fixed maturity and equity securities and the percentage that each sector represents by the respective total holdings for the periods shown. The unrealized loss amounts presented below include the noncredit loss component of OTTI losses:

	December 31, 2011
	Cost or Amortized Cost	Gross Unrealized			Estimated Fair Value	% of Total
		Gains	Temporary Losses	OTTI Losses
	(In millions)
Fixed Maturity Securities:
U.S. corporate securities	$98,621	$8,544	$1,380	$—	$105,785	30.2%
Foreign corporate securities	61,568	3,789	1,338	1	64,018	18.3
Foreign government securities	49,840	3,053	357	—	52,536	15.0
RMBS	42,092	2,281	1,033	703	42,637	12.2
U.S. Treasury and agency securities	34,132	5,882	2	—	40,012	11.4
CMBS	18,565	730	218	8	19,069	5.4
State and political subdivision securities	11,975	1,416	156	—	13,235	3.8
ABS	13,018	278	305	12	12,979	3.7
Other fixed maturity securities	—	—	—	—	—	—

Total fixed maturity securities	$329,811	$25,973	$4,789	$724	$350,271	100.0%

Equity Securities:
Common stock	$2,219	$83	$97	$—	$2,205	72.9%
Non-redeemable preferred stock	989	31	202	—	818	27.1

Total equity securities	$3,208	$114	$299	$—	$3,023	100.0%

	December 31, 2010
	Cost or Amortized Cost	Gross Unrealized			Estimated Fair Value	% of Total
		Gains	Temporary Losses	OTTI Losses
	(In millions)
Fixed Maturity Securities:
U.S. corporate securities	$88,905	$4,469	$1,602	$—	$91,772	28.3%
Foreign corporate securities	65,487	3,326	925	—	67,888	20.9
Foreign government securities	40,871	1,733	602	—	42,002	12.9
RMBS	45,904	1,661	1,180	533	45,852	14.1
U.S. Treasury and agency securities	32,469	1,394	559	—	33,304	10.2
CMBS	20,213	740	266	12	20,675	6.4
State and political subdivision securities	10,476	171	518	—	10,129	3.1
ABS	13,286	265	327	56	13,168	4.1
Other fixed maturity securities	6	1	—	—	7	—

Total fixed maturity securities	$317,617	$13,760	$5,979	$601	$324,797	100.0%

Equity Securities:
Common stock	$2,059	$146	$12	$—	$2,193	60.9%
Non-redeemable preferred stock	1,562	76	229	—	1,409	39.1

Total equity securities	$3,621	$222	$241	$—	$3,602	100.0%

Within fixed maturity securities, a reclassification from the ABS sector to the RMBS sector has been made to the prior year amounts to conform to the current year presentation for securities backed by sub-prime residential mortgage loans to be consistent with market convention relating to the risks inherent in such securities and the Company’s management of its investments within these asset sectors.

The Company held non-income producing fixed maturity securities with an estimated fair value of $62 million and $130 million with unrealized gains (losses) of ($19) million and ($23) million at December 31, 2011 and 2010, respectively.

The Company held foreign currency derivatives with notional amounts of $15.3 billion and $12.2 billion to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at December 31, 2011 and 2010, respectively.

Concentrations of Credit Risk (Fixed Maturity Securities) — Summary. The following section contains a summary of the concentrations of credit risk related to fixed maturity securities holdings.

The Company was not exposed to any concentrations of credit risk of any single issuer greater than 10% of the Company’s equity, other than the government securities summarized in the table below. The par value, amortized cost and estimated fair value of holdings in sovereign fixed maturity securities of Portugal, Ireland, Italy, Greece and Spain, commonly referred to as “Europe’s perimeter region,” was $874 million, $254 million and $264 million at December 31, 2011, respectively, and $1.9 billion, $1.6 billion and $1.6 billion at December 31, 2010, respectively. The estimated fair value of these Europe perimeter region sovereign fixed maturity securities represented 0.4% and 3.2% of the Company’s equity at December 31, 2011 and 2010, respectively, and 0.1% and 0.3% of total cash and invested assets at December 31, 2011 and 2010, respectively.

Concentrations of Credit Risk (Government and Agency Securities). The following section contains a summary of the concentrations of credit risk related to government and agency fixed maturity and fixed-income securities holdings, which were greater than 10% of the Company’s equity at:

	December 31,
	2011	2010
	Carrying Value (1)
	(In millions)
Government and agency fixed maturity securities:
United States	$40,012	$33,304
Japan	$21,003	$15,591
Mexico (2)	$—	$5,050
U.S. Treasury and agency fixed-income securities included in:
Short-term investments	$15,775	$4,048
Cash equivalents	$1,748	$5,762

(1)	Represents estimated fair value for fixed maturity securities, and for short-term investments and cash equivalents, estimated fair value or amortized cost, which approximates estimated fair value.

(2)	The Company’s investment in Mexico government and agency fixed maturity securities at December 31, 2011 of $5.0 billion is less than 10% of the Company’s equity.

Concentrations of Credit Risk (Equity Securities). The Company was not exposed to any concentrations of credit risk in its equity securities holdings of any single issuer greater than 10% of the Company’s equity or 1% of total investments at December 31, 2011 and 2010.

Maturities of Fixed Maturity Securities. The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), were as follows at:

	December 31,
	2011		2010
	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
	(In millions)
Due in one year or less	$16,747	$16,862	$8,580	$8,702
Due after one year through five years	62,819	64,414	65,143	66,796
Due after five years through ten years	82,694	88,036	76,508	79,571
Due after ten years	93,876	106,274	87,983	90,033

Subtotal	256,136	275,586	238,214	245,102
RMBS, CMBS and ABS	73,675	74,685	79,403	79,695

Total fixed maturity securities	$329,811	$350,271	$317,617	$324,797

Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. RMBS, CMBS and ABS are shown separately in the table, as they are not due at a single maturity.

As discussed further in Note 2, an indemnification asset has been established in connection with certain investments acquired from American Life.

Evaluating Available-for-Sale Securities for Other-Than-Temporary Impairment

As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its available-for-sale securities holdings, including fixed maturity securities, equity securities and perpetual hybrid securities, in accordance with its impairment policy in order to evaluate whether such investments are other-than-temporarily impaired.

Net Unrealized Investment Gains (Losses)

The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), were as follows:

	Years Ended December 31,
	2011	2010	2009
	(In millions)
Fixed maturity securities	$21,096	$7,817	$(1,208)
Fixed maturity securities with noncredit OTTI losses in accumulated other comprehensive income (loss)	(724)	(601)	(859)

Total fixed maturity securities	20,372	7,216	(2,067)
Equity securities	(167)	(3)	(103)
Derivatives	1,514	(59)	(144)
Other	72	42	71

Subtotal	21,791	7,196	(2,243)

Amounts allocated from:
Insurance liability loss recognition	(3,996)	(672)	(118)
DAC and VOBA related to noncredit OTTI losses recognized in accumulated other comprehensive income (loss)	47	38	71
DAC and VOBA	(1,800)	(1,003)	132
Policyholder dividend obligation	(2,919)	(876)	—

Subtotal	(8,668)	(2,513)	85
Deferred income tax benefit (expense) related to noncredit OTTI losses recognized in accumulated other comprehensive income (loss)	236	197	275
Deferred income tax benefit (expense)	(4,694)	(1,762)	544

Net unrealized investment gains (losses)	8,665	3,118	(1,339)
Net unrealized investment gains (losses) attributable to noncontrolling interests	9	4	1

Net unrealized investment gains (losses) attributable to MetLife, Inc.	$8,674	$3,122	$(1,338)

The changes in fixed maturity securities with noncredit OTTI losses included in accumulated other comprehensive income (loss) were as follows:

	December 31,
	2011	2010
	(In millions)
Balance, beginning of period	$(601)	$(859)
Noncredit OTTI losses recognized (1)	31	(212)
Transferred to retained earnings (2)	—	16
Securities sold with previous noncredit OTTI loss	125	137
Subsequent changes in estimated fair value	(279)	317

Balance, end of period	$(724)	$(601)

(1)	Noncredit OTTI losses recognized, net of DAC, were $33 million and ($202) million for the years ended December 31, 2011 and 2010, respectively.

(2)	Amounts transferred to retained earnings were in connection with the adoption of guidance related to the consolidation of VIEs as described in Note 1.

The changes in net unrealized investment gains (losses) were as follows:

	Years Ended December 31,
	2011	2010	2009
	(In millions)
Balance, beginning of period	$3,122	$(1,338)	$(12,564)
Cumulative effect of change in accounting principles, net of income tax	—	52	(386)
Fixed maturity securities on which noncredit OTTI losses have been recognized	(123)	242	(733)
Unrealized investment gains (losses) during the year	14,823	9,117	20,745
Unrealized investment gains (losses) of subsidiary at the date of disposal	(105)	—	—
Unrealized investment gains (losses) relating to:
Insurance liability gain (loss) recognition	(3,406)	(554)	(160)
Insurance liability gain (loss) recognition of subsidiary at the date of disposal	82	—	—
DAC and VOBA related to noncredit OTTI losses recognized in accumulated other comprehensive income (loss)	9	(33)	61
DAC and VOBA	(808)	(1,135)	(2,416)
DAC and VOBA of subsidiary at date of disposal	11	—	—
Policyholder dividend obligation	(2,043)	(876)	—
Deferred income tax benefit (expense) related to noncredit OTTI losses recognized in accumulated other comprehensive income (loss)	39	(73)	235
Deferred income tax benefit (expense)	(2,936)	(2,283)	(6,131)
Deferred income tax benefit (expense) of subsidiary at date of disposal	4	—	—

Net unrealized investment gains (losses)	8,669	3,119	(1,349)
Net unrealized investment gains (losses) attributable to noncontrolling interests	5	3	11

Balance, end of period	$8,674	$3,122	$(1,338)

Change in net unrealized investment gains (losses)	$5,547	$4,457	$11,215
Change in net unrealized investment gains (losses) attributable to noncontrolling interests	5	3	11

Change in net unrealized investment gains (losses) attributable to MetLife, Inc.	$5,552	$4,460	$11,226

Continuous Gross Unrealized Losses and OTTI Losses for Fixed Maturity and Equity Securities Available-for-Sale by Sector

The following tables present the estimated fair value and gross unrealized losses of fixed maturity and equity securities in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position. The unrealized loss amounts presented below include the noncredit component of OTTI loss. Fixed maturity securities on which a noncredit OTTI loss has been recognized in accumulated other comprehensive income (loss) are categorized by length of time as being “less than 12 months” or “equal to or greater than 12 months” in a continuous unrealized loss position based on the point in time that the estimated fair value initially declined to below the amortized cost basis and not the period of time since the unrealized loss was deemed a noncredit OTTI loss.

	December 31, 2011
	Less than 12 Months		Equal to or Greater than 12 Months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
	(In millions, except number of securities)
Fixed Maturity Securities:
U.S. corporate securities	$15,642	$590	$5,135	$790	$20,777	$1,380
Foreign corporate securities	12,618	639	5,957	700	18,575	1,339
Foreign government securities	11,227	230	1,799	127	13,026	357
RMBS	4,040	547	4,724	1,189	8,764	1,736
U.S. Treasury and agency securities	2,611	1	50	1	2,661	2
CMBS	2,825	135	678	91	3,503	226
State and political subdivision securities	177	2	1,007	154	1,184	156
ABS	4,972	103	1,316	214	6,288	317
Other fixed maturity securities	—	—	—	—	—	—

Total fixed maturity securities	$54,112	$2,247	$20,666	$3,266	$74,778	$5,513

Equity Securities:
Common stock	$581	$96	$5	$1	$586	$97
Non-redeemable preferred stock	204	30	370	172	574	202

Total equity securities	$785	$126	$375	$173	$1,160	$299

Total number of securities in an unrealized loss position	3,978		1,963

	December 31, 2010
	Less than 12 Months		Equal to or Greater than 12 Months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
	(In millions, except number of securities)
Fixed Maturity Securities:
U.S. corporate securities	$22,954	$447	$8,319	$1,155	$31,273	$1,602
Foreign corporate securities	22,415	410	3,976	515	26,391	925
Foreign government securities	26,659	585	189	17	26,848	602
RMBS	7,630	221	7,624	1,492	15,254	1,713
U.S. Treasury and agency securities	13,401	530	118	29	13,519	559
CMBS	3,787	29	1,363	249	5,150	278
State and political subdivision securities	5,061	246	988	272	6,049	518
ABS	2,671	33	2,102	350	4,773	383
Other fixed maturity securities	1	—	—	—	1	—

Total fixed maturity securities	$104,579	$2,501	$24,679	$4,079	$129,258	$6,580

Equity Securities:
Common stock	$89	$12	$1	$—	$90	$12
Non-redeemable preferred stock	191	9	824	220	1,015	229

Total equity securities	$280	$21	$825	$220	$1,105	$241

Total number of securities in an unrealized loss position	5,609		1,704

Aging of Gross Unrealized Losses and OTTI Losses for Fixed Maturity and Equity Securities Available-for-Sale

The following tables present the cost or amortized cost, gross unrealized losses, including the portion of OTTI loss on fixed maturity securities recognized in accumulated other comprehensive income (loss), gross unrealized losses as a percentage of cost or amortized cost and number of securities for fixed maturity and equity securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more at:

	December 31, 2011
	Cost or Amortized Cost		Gross Unrealized Losses		Number of Securities
	Less than 20%	20% or more	Less than 20%	20% or more	Less than 20%	20% or more
	(In millions, except number of securities)
Fixed Maturity Securities:
Less than six months	$49,249	$4,736	$1,346	$1,332	3,260	320
Six months or greater but less than nine months	4,104	1,049	279	349	375	63
Nine months or greater but less than twelve months	1,160	288	55	93	143	14
Twelve months or greater	17,590	2,115	1,216	843	1,523	167

Total	$72,103	$8,188	$2,896	$2,617

Percentage of amortized cost			4%	32%

Equity Securities:
Less than six months	$714	$376	$64	$123	154	42
Six months or greater but less than nine months	22	8	2	4	19	3
Nine months or greater but less than twelve months	18	—	2	—	8	—
Twelve months or greater	98	223	8	96	24	20

Total	$852	$607	$76	$223

Percentage of cost			9%	37%

	December 31, 2010
	Cost or Amortized Cost		Gross Unrealized Losses		Number of Securities
	Less than 20%	20% or more	Less than 20%	20% or more	Less than 20%	20% or more
	(In millions, except number of securities)
Fixed Maturity Securities:
Less than six months	$105,301	$1,403	$2,348	$368	5,320	121
Six months or greater but less than nine months	1,125	376	29	102	104	29
Nine months or greater but less than twelve months	371	89	28	27	50	9
Twelve months or greater	21,627	5,546	1,863	1,815	1,245	311

Total	$128,424	$7,414	$4,268	$2,312

Percentage of amortized cost			3%	31%

Equity Securities:
Less than six months	$247	$94	$10	$22	106	33
Six months or greater but less than nine months	29	65	5	16	3	2
Nine months or greater but less than twelve months	6	47	—	16	3	2
Twelve months or greater	518	340	56	116	35	14

Total	$800	$546	$71	$170

Percentage of cost			9%	31%

Equity securities with gross unrealized losses of 20% or more for twelve months or greater decreased from $116 million at December 31, 2010 to $96 million at December 31, 2011. As shown in the section “— Evaluating Temporarily Impaired Available-for-Sale Securities” below, all of the equity securities with gross unrealized losses of 20% or more for twelve months or greater at December 31, 2011 were financial services industry investment grade non-redeemable preferred stock, of which 71% were rated A or better.

Concentration of Gross Unrealized Losses and OTTI Losses for Fixed Maturity and Equity Securities Available-for-Sale

The gross unrealized losses related to fixed maturity and equity securities, including the portion of OTTI losses on fixed maturity securities recognized in accumulated other comprehensive income (loss) were $5.8 billion and $6.8 billion at December 31, 2011 and 2010, respectively. The concentration, calculated as a percentage of gross unrealized losses (including OTTI losses), by sector and industry was as follows at:

	December 31,
	2011	2010
Sector:
RMBS	30%	25%
U.S. corporate securities	24	23
Foreign corporate securities	23	14
Foreign government securities	6	9
ABS	5	5
CMBS	4	4
State and political subdivision securities	3	8
U.S. Treasury and agency securities	—	8
Other	5	4

Total	100%	100%

Industry:
Mortgage-backed	34%	29%
Finance	27	21
Utility	8	5
Foreign government securities	6	9
Consumer	6	4
Asset-backed	5	5
Communications	3	2
State and political subdivision securities	3	8
Industrial	2	2
U.S. Treasury and agency securities	—	8
Other	6	7

Total	100%	100%

Evaluating Temporarily Impaired Available-for-Sale Securities

The following table presents fixed maturity and equity securities, each with gross unrealized losses of greater than $10 million, the number of securities, total gross unrealized losses and percentage of total gross unrealized losses at:

	December 31,
	2011		2010
	Fixed Maturity Securities	Equity Securities	Fixed Maturity Securities	Equity Securities
	(In millions, except number of securities)
Number of securities	96	8	107	6
Total gross unrealized losses	$1,703	$117	$2,014	$103
Percentage of total gross unrealized losses	31%	39%	31%	43%

Fixed maturity and equity securities, each with gross unrealized losses greater than $10 million, decreased $297 million during the year ended December 31, 2011. The decline in, or improvement in, gross unrealized losses for the year ended December 31, 2011, was primarily attributable to a decrease in interest rates, partially offset by widening credit spreads. These securities were included in the Company’s OTTI review process.

As of December 31, 2011, $1.3 billion of unrealized losses were from fixed maturity securities with an unrealized loss position of 20% or more of amortized cost for six months or greater. Of the $1.3 billion, $526 million, or 41%, are related to unrealized losses on investment grade securities. Unrealized losses on investment grade securities are principally related to widening credit spreads or rising interest rates since purchase. Of the $1.3 billion, $759 million, or 59%, are related to unrealized losses on below investment grade securities. Unrealized losses on below investment grade securities are principally related to RMBS (primarily alternative residential mortgage loans and sub-prime residential mortgage loans), U.S and foreign corporate securities (primarily utility, industrial and financial services industry securities) and ABS (primarily collateralized debt obligations) and were the result of significantly wider credit spreads resulting from higher risk premiums since purchase, largely due to economic and market uncertainties including concerns over the financial services industry sector, unemployment levels and valuations of residential real estate supporting non- agency RMBS. As explained further in Note 1, management evaluates these U.S. and foreign corporate securities based on factors such as expected cash flows and the financial condition and near-term and long-term prospects of the issuer; and evaluates non-agency RMBS and ABS based on actual and projected cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security. See “— Aging of Gross Unrealized Losses and OTTI Losses for Fixed Maturity and Equity Securities Available-for-Sale” for a discussion of equity securities with an unrealized loss position of 20% or more of cost for 12 months or greater.

In the Company’s impairment review process, the duration and severity of an unrealized loss position for equity securities are given greater weight and consideration than for fixed maturity securities. An extended and severe unrealized loss position on a fixed maturity security may not have any impact on the ability of the issuer to service all scheduled interest and principal payments and the Company’s evaluation of recoverability of all contractual cash flows or the ability to recover an amount at least equal to its amortized cost based on the present value of the expected future cash flows to be collected. In contrast, for an equity security, greater weight and consideration are given by the Company to a decline in market value and the likelihood such market value decline will recover.

The following table presents certain information about the Company’s equity securities available-for-sale with gross unrealized losses of 20% or more at December 31, 2011:

		Non-Redeemable Preferred Stock
	All Equity Securities	All Types of Non-Redeemable Preferred Stock		Investment Grade
				All Industries		Financial Services Industry
	Gross Unrealized Losses	Gross Unrealized Losses	% of All Equity Securities	Gross Unrealized Losses	% of All Non-Redeemable Preferred Stock	Gross Unrealized Losses	% of All Industries	% A Rated or Better
	(In millions)			(In millions)		(In millions)
Less than six months	$123	$87	71%	$46	53%	$46	100%	22%
Six months or greater but less than twelve months	4	—	—%	—	—%	—	—%	—%
Twelve months or greater	96	96	100%	96	100%	96	100%	71%

All equity securities with gross unrealized losses of 20% or more	$223	$183	82%	$142	78%	$142	100%	55%

In connection with the equity securities impairment review process, the Company evaluated its holdings in non-redeemable preferred stock, particularly those in the financial services industry. The Company considered several factors including whether there has been any deterioration in credit of the issuer and the likelihood of recovery in value of non-redeemable preferred stock with a severe or an extended unrealized loss. The Company also considered whether any issuers of non-redeemable preferred stock with an unrealized loss held by the Company, regardless of credit rating, have deferred any dividend payments. No such dividend payments had been deferred.

With respect to common stock holdings, the Company considered the duration and severity of the unrealized losses for securities in an unrealized loss position of 20% or more; and the duration of unrealized losses for securities in an unrealized loss position of less than 20% in an extended unrealized loss position (i.e., 12 months or greater).

Based on the Company’s current evaluation of available-for-sale securities in an unrealized loss position in accordance with its impairment policy, and the Company’s current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company has concluded that these securities are not other-than-temporarily impaired.

Future OTTIs will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit ratings, changes in collateral valuation, changes in interest rates and changes in credit spreads. If economic fundamentals or any of the above factors deteriorate, additional OTTIs may be incurred in upcoming quarters.

Trading and Other Securities

The table below presents certain information about the Company’s trading and other securities.

	December 31,
	2011	2010
	(In millions)
Actively Traded Securities	$473	$463
FVO general account securities	267	131
FVO contractholder-directed unit-linked investments	17,411	17,794
FVO securities held by CSEs	117	201

Total trading and other securities — at estimated fair value	$18,268	$18,589

Actively Traded Securities — at estimated fair value	$473	$463
Short sale agreement liabilities — at estimated fair value	(127)	(46)

Net long/short position — at estimated fair value	$346	$417

Investments pledged to secure short sale agreement liabilities	$558	$465

See Note 1 for discussion of FVO contractholder-directed unit-linked investments and “— Variable Interest Entities” for discussion of CSEs included in the table above. See “— Net Investment Income” and “— Net Investment Gains (Losses)” for the net investment income recognized on trading and other securities and the related changes in estimated fair value subsequent to purchase included in net investment income and net investment gains (losses) for securities still held as of the end of the respective years, as applicable.

Net Investment Gains (Losses)

The components of net investment gains (losses) were as follows:

	Years Ended December 31,
	2011	2010	2009
	(In millions)
Total gains (losses) on fixed maturity securities:
Total OTTI losses recognized	$(924)	$(682)	$(2,432)
Less: Noncredit portion of OTTI losses transferred to and recognized in other comprehensive income (loss)	(31)	212	939

Net OTTI losses on fixed maturity securities recognized in earnings (1)	(955)	(470)	(1,493)
Fixed maturity securities — net gains (losses) on sales and disposals	25	215	(165)

Total gains (losses) on fixed maturity securities	(930)	(255)	(1,658)
Other net investment gains (losses):
Equity securities	(23)	104	(399)
Trading and other securities — FVO general account securities — changes in estimated fair value	(2)	—	—
Mortgage loans	175	22	(442)
Real estate and real estate joint ventures	134	(54)	(164)
Other limited partnership interests	4	(18)	(356)
Other investment portfolio gains (losses)	(7)	(6)	(26)

Subtotal — investment portfolio gains (losses)	(649)	(207)	(3,045)

FVO CSEs — changes in estimated fair value:
Commercial mortgage loans	(84)	758	—
Securities	—	(78)	—
Long-term debt — related to commercial mortgage loans	97	(722)	—
Long-term debt — related to securities	(8)	48	—
Other gains (losses) (2)	(223)	(207)	144

Subtotal FVO CSEs and other gains (losses)	(218)	(201)	144

Total net investment gains (losses)	$(867)	$(408)	$(2,901)

(1)

Investment portfolio gains (losses) for the year ended December 31, 2011 includes intent-to-sell impairments of ($154) million as a result of the pending disposition of certain operations of MetLife Bank and the Caribbean Business. See Note 2.

(2)

Other gains (losses) includes a loss of $87 million and $209 million for the years ended December 31, 2011 and 2010, respectively, related to the sale of the Company’s investment in MSI MetLife. See Note 2. Other gains (losses) for the year ended December 31, 2011 includes a goodwill impairment loss of $65 million and a loss of $19 million related to the Company’s pending sale of the Caribbean Business. See Notes 2 and 7.

See “— Variable Interest Entities” for discussion of CSEs included in the table above.

Gains (losses) from foreign currency transactions included within net investment gains (losses) were $37 million, $230 million and $226 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Proceeds from sales or disposals of fixed maturity and equity securities and the components of fixed maturity and equity securities net investment gains (losses) were as shown in the table below. Investment gains and losses on sales of securities are determined on a specific identification basis.

	Years Ended December 31,			Years Ended December 31,			Years Ended December 31,
	2011	2010	2009	2011	2010	2009	2011	2010	2009
	Fixed Maturity Securities			Equity Securities			Total
	(In millions)
Proceeds	$67,449	$54,514	$38,972	$1,241	$616	$940	$68,690	$55,130	$39,912

Gross investment gains	$892	$831	$939	$108	$129	$134	$1,000	$960	$1,073

Gross investment losses	(867)	(616)	(1,104)	(71)	(11)	(133)	(938)	(627)	(1,237)

Total OTTI losses recognized in earnings:
Credit-related	(645)	(423)	(1,130)	—	—	—	(645)	(423)	(1,130)
Other (1)	(310)	(47)	(363)	(60)	(14)	(400)	(370)	(61)	(763)

Total OTTI losses recognized in earnings	(955)	(470)	(1,493)	(60)	(14)	(400)	(1,015)	(484)	(1,893)

Net investment gains (losses)	$(930)	$(255)	$(1,658)	$(23)	$104	$(399)	$(953)	$(151)	$(2,057)

(1)

Other OTTI losses recognized in earnings include impairments on equity securities, impairments on perpetual hybrid securities classified within fixed maturity securities where the primary reason for the impairment was the severity and/or the duration of an unrealized loss position and fixed maturity securities where there is an intent to sell or it is more likely than not that the Company will be required to sell the security before recovery of the decline in estimated fair value.

Fixed maturity security OTTI losses recognized in earnings related to the following sectors and industries within the U.S. and foreign corporate securities sector:

	Years Ended December 31,
	2011	2010	2009
	(In millions)
Sector:
U.S. and foreign corporate securities — by industry:
Finance	$56	$126	$452
Consumer	50	36	211
Communications	41	16	235
Industrial	11	2	30
Utility	10	3	89
Other industries	1	—	26

Total U.S. and foreign corporate securities	169	183	1,043
Foreign government securities	486	—	1
RMBS	214	117	258
ABS	54	84	103
CMBS	32	86	88

Total	$955	$470	$1,493

Equity security OTTI losses recognized in earnings related to the following sectors and industries:

	Years Ended December 31,
	2011	2010	2009
	(In millions)
Sector:
Non-redeemable preferred stock	$38	$7	$333
Common stock	22	7	67

Total	$60	$14	$400

Industry:
Financial services industry:
Perpetual hybrid securities	$38	$3	$310
Common and remaining non-redeemable preferred stock	—	—	30

Total financial services industry	38	3	340
Other industries	22	11	60

Total	$60	$14	$400

Credit Loss Rollforward — Rollforward of the Cumulative Credit Loss Component of OTTI Loss Recognized in Earnings on Fixed Maturity Securities Still Held for Which a Portion of the OTTI Loss Was Recognized in Other Comprehensive Income (Loss)

The table below presents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was recognized in other comprehensive income (loss):

	Years Ended December 31,
	2011	2010
	(In millions)
Balance, at January 1,	$443	$581
Additions:
Initial impairments — credit loss OTTI recognized on securities not previously impaired	45	109
Additional impairments — credit loss OTTI recognized on securities previously impaired	143	125
Reductions:
Sales (maturities, pay downs or prepayments) during the period of securities previously impaired as credit loss OTTI	(90)	(260)
Securities de-recognized in connection with the adoption of new guidance related to the consolidation of VIEs	—	(100)
Securities impaired to net present value of expected future cash flows	(57)	(2)
Increases in cash flows — accretion of previous credit loss OTTI	(13)	(10)

Balance, at December 31,	$471	$443

Net Investment Income

The components of net investment income were as follows:

	Years Ended December 31,
	2011	2010	2009
	(In millions)

Investment income:
Fixed maturity securities	$15,037	$12,407	$11,545
Equity securities	141	128	178
Trading and other securities — Actively Traded Securities and FVO general account securities (1)	31	73	116
Mortgage loans	3,164	2,824	2,741
Policy loans	641	649	641
Real estate and real estate joint ventures	692	376	(270)
Other limited partnership interests	681	879	174
Cash, cash equivalents and short-term investments	167	101	128
International joint ventures (2)	(12)	(92)	(121)
Other	178	236	205

Subtotal	20,720	17,581	15,337
Less: Investment expenses	1,022	885	892

Subtotal, net	19,698	16,696	14,445

Trading and other securities — FVO contractholder-directed unit-linked investments (1)	(453)	372	284
FVO CSEs:
Commercial mortgage loans	332	411	—
Securities	9	15	—

Subtotal	(112)	798	284

Net investment income	$19,586	$17,494	$14,729

(1)	Changes in estimated fair value subsequent to purchase for securities still held as of the end of the respective years included in net investment income were:

Trading and other securities — Actively Traded Securities and FVO general account securities	$(3)	$30	$34
Trading and other securities — FVO contractholder-directed unit-linked investments	$(647)	$322	$275

(2)

Amounts are presented net of changes in estimated fair value of derivatives related to economic hedges of the Company’s investment in these equity method international joint venture investments that do not qualify for hedge accounting of ($23) million, $36 million, and ($143) million for the years ended December 31, 2011, 2010, and 2009, respectively.

See “— Variable Interest Entities” for discussion of CSEs included in the table above.

Securities Lending

As described more fully in Note 1, the Company participates in a securities lending program whereby blocks of securities are loaned to third parties. These transactions are treated as financing arrangements and the associated cash collateral received is recorded as a liability. The Company is obligated to return the cash collateral received to its counterparties.

Elements of the securities lending program are presented below at:

	December 31,
	2011	2010
	(In millions)

Securities on loan: (1)
Amortized cost	$20,613	$23,715
Estimated fair value	$24,072	$24,230
Cash collateral on deposit from counterparties (2)	$24,223	$24,647
Security collateral on deposit from counterparties	$371	$—
Reinvestment portfolio — estimated fair value	$23,940	$24,177

(1)	Included within fixed maturity securities and short-term investments.

(2)	Included within payables for collateral under securities loaned and other transactions.

Security collateral on deposit from counterparties in connection with the securities lending transactions may not be sold or repledged, unless the counterparty is in default, and is not reflected in the consolidated financial statements.

Invested Assets on Deposit, Held in Trust and Pledged as Collateral

Invested assets on deposit, held in trust and pledged as collateral are presented in the table below at estimated fair value for cash and cash equivalents, short-term investments, fixed maturity securities, equity securities, and trading and other securities and at carrying value for mortgage loans.

	December 31,
	2011	2010
	(In millions)
Invested assets on deposit (1)	$1,660	$2,110
Invested assets held in trust (2)	11,135	8,430
Invested assets pledged as collateral (3)	29,899	29,470

Total invested assets on deposit, held in trust and pledged as collateral	$42,694	$40,010

(1)	The Company has invested assets on deposit with regulatory agencies consisting primarily of cash and cash equivalents, short-term investments, fixed maturity securities and equity securities.

(2)	The Company held in trust cash and securities, primarily fixed maturity and equity securities, to satisfy requirements under certain collateral financing agreements and certain reinsurance agreements.

(3)

The Company has pledged fixed maturity securities, mortgage loans and cash and cash equivalents in connection with various agreements and transactions, including funding and advances agreements (see Notes 8 and 11), collateralized borrowings (see Note 11), collateral financing arrangements (see Note 12), derivative transactions (see Note 4), and short sale agreements (see “— Trading and Other Securities”).

Mortgage Loans

Mortgage loans are summarized as follows at:

	December 31,
	2011		2010
	Carrying Value	% of Total	Carrying Value	% of Total
	(In millions)
Mortgage loans held-for-investment:
Commercial	$40,440	56.1%	$37,818	60.7%
Agricultural	13,129	18.2	12,751	20.4
Residential (1)	689	1.0	2,231	3.7

Subtotal	54,258	75.3	52,800	84.8
Valuation allowances (1)	(481)	(0.7)	(664)	(1.1)

Subtotal mortgage loans held-for-investment, net	53,777	74.6	52,136	83.7
Commercial mortgage loans held by CSEs	3,138	4.4	6,840	11.0

Total mortgage loans held-for-investment, net	56,915	79.0	58,976	94.7

Mortgage loans held-for-sale:
Residential	3,064	4.2	2,510	4.0
Mortgage loans — lower of amortized cost or estimated fair value (1)	4,462	6.2	811	1.3
Securitized reverse residential mortgage loans (2)	7,652	10.6	—	—

Total mortgage loans held-for-sale	15,178	21.0	3,321	5.3

Total mortgage loans, net	$72,093	100.0%	$62,297	100.0%

(1)

The valuation allowance on and the related carrying value of certain residential mortgage loans held-for-investment was transferred to mortgage loans held-for-sale in connection with the pending disposition of certain operations of MetLife Bank. See Note 2.

(2)	See Note 1 for a discussion of the securitized reverse residential mortgage loans.

See “— Variable Interest Entities” for discussion of CSEs included in the table above and the decrease in commercial mortgage loans held by CSEs.

Certain of the Company’s real estate joint ventures have mortgage loans with the Company. The carrying values of such mortgage loans were $286 million and $283 million at December 31, 2011 and 2010, respectively.

The following tables present the recorded investment in mortgage loans held for investment, by portfolio segment, by method of evaluation of credit loss, and the related valuation allowances, by type of credit loss, at:

	Commercial	Agricultural	Residential	Total
	(In millions)

December 31, 2011:
Mortgage loans:
Evaluated individually for credit losses	$96	$159	$13	$268
Evaluated collectively for credit losses	40,344	12,970	676	53,990

Total mortgage loans	40,440	13,129	689	54,258

Valuation allowances:
Specific credit losses	59	45	1	105
Non-specifically identified credit losses	339	36	1	376

Total valuation allowances	398	81	2	481

Mortgage loans, net of valuation allowance	$40,042	$13,048	$687	$53,777

December 31, 2010:
Mortgage loans:
Evaluated individually for credit losses	$120	$146	$13	$279
Evaluated collectively for credit losses	37,698	12,605	2,218	52,521

Total mortgage loans	37,818	12,751	2,231	52,800

Valuation allowances:
Specific credit losses	36	52	—	88
Non-specifically identified credit losses	526	36	14	576

Total valuation allowances	562	88	14	664

Mortgage loans, net of valuation allowance	$37,256	$12,663	$2,217	$52,136

The following tables present the changes in the valuation allowance, by portfolio segment:

	Mortgage Loan Valuation Allowances
	Commercial	Agricultural	Residential	Total
	(In millions)

Balance at January 1, 2009	$232	$61	$11	$304
Provision (release)	384	79	12	475
Charge-offs, net of recoveries	(27)	(25)	(6)	(58)

Balance at December 31, 2009	589	115	17	721
Provision (release)	(5)	12	2	9
Charge-offs, net of recoveries	(22)	(39)	(5)	(66)

Balance at December 31, 2010	562	88	14	664
Provision (release)	(152)	(3)	10	(145)
Charge-offs, net of recoveries	(12)	(4)	(3)	(19)
Transfer to held-for-sale (1)	—	—	(19)	(19)

Balance at December 31, 2011	$398	$81	$2	$481

(1)

The valuation allowance on and the related carrying value of certain residential mortgage loans held-for-investment was transferred to mortgage loans held-for-sale in connection with the pending disposition of certain operations of MetLife Bank. See Note 2.

Commercial Mortgage Loans — by Credit Quality Indicators with Estimated Fair Value. See Note 1 for a discussion of all credit quality indicators presented herein. Presented below for the commercial mortgage loans held-for-investment is the recorded investment, prior to valuation allowances, by the indicated loan-to-value ratio categories and debt service coverage ratio categories and estimated fair value of such mortgage loans by the indicated loan-to-value ratio categories at:

	Commercial
	Recorded Investment
	Debt Service Coverage Ratios				% of Total	Estimated Fair Value	% of Total
	> 1.20x	1.00x - 1.20x	< 1.00x	Total
	(In millions)					(In millions)

December 31, 2011:
Loan-to-value ratios:
Less than 65%	$24,983	$448	$564	$25,995	64.3%	$27,581	65.5%
65% to 75%	8,275	336	386	8,997	22.3	9,387	22.3
76% to 80%	1,150	98	226	1,474	3.6	1,473	3.5
Greater than 80%	2,714	880	380	3,974	9.8	3,664	8.7

Total	$37,122	$1,762	$1,556	$40,440	100.0%	$42,105	100.0%

December 31, 2010:
Loan-to-value ratios:
Less than 65%	$16,663	$125	$483	$17,271	45.7%	$18,183	46.9%
65% to 75%	9,022	765	513	10,300	27.2	10,685	27.6
76% to 80%	3,033	304	135	3,472	9.2	3,535	9.1
Greater than 80%	4,155	1,813	807	6,775	17.9	6,374	16.4

Total	$32,873	$3,007	$1,938	$37,818	100.0%	$38,777	100.0%

Agricultural Mortgage Loans — by Credit Quality Indicator. The recorded investment in agricultural mortgage loans held-for-investment, prior to valuation allowances, by credit quality indicator, is as shown below. The estimated fair value of agricultural mortgage loans held-for-investment was $13.6 billion and $12.9 billion at December 31, 2011 and 2010, respectively.

	Agricultural
	December 31,
	2011		2010
	Recorded Investment	% of Total	Recorded Investment	% of Total
	(In millions)		(In millions)

Loan-to-value ratios:
Less than 65%	$11,802	89.9%	$11,483	90.1%
65% to 75%	874	6.7	885	6.9
76% to 80%	76	0.6	48	0.4
Greater than 80%	377	2.8	335	2.6

Total	$13,129	100.0%	$12,751	100.0%

Residential Mortgage Loans — by Credit Quality Indicator. The recorded investment in residential mortgage loans held-for-investment, prior to valuation allowances, by credit quality indicator, is as shown below. The estimated fair value of residential mortgage loans held-for-investment was $737 million and $2.3 billion at December 31, 2011 and 2010, respectively.

	Residential
	December 31,
	2011		2010
	Recorded Investment	% of Total	Recorded Investment	% of Total
	(In millions)		(In millions)

Performance indicators:
Performing	$671	97.4%	$2,149	96.3%
Nonperforming	18	2.6	82	3.7

Total	$689	100.0%	$2,231	100.0%

Past Due and Interest Accrual Status of Mortgage Loans. The Company has a high quality, well performing, mortgage loan portfolio, with approximately 99% of all mortgage loans classified as performing at both December 31, 2011 and December 31, 2010. The Company defines delinquent mortgage loans consistent with industry practice, when interest and principal payments are past due as follows: commercial mortgage loans — 60 days or more; agricultural mortgage loans — 90 days or more; and residential mortgage loans — 60 days or more. The recorded investment in mortgage loans held-for-investment, prior to valuation allowances, past due according to these aging categories, greater than 90 days past due and still accruing interest and in nonaccrual status, by portfolio segment, were as follows at:

	Past Due		Greater than 90 Days Past Due Still Accruing Interest		Nonaccrual Status
	December 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010
	(In millions)

Commercial	$63	$58	$—	$1	$63	$7
Agricultural	146	159	29	13	157	177
Residential	8	79	—	11	17	25

Total	$217	$296	$29	$25	$237	$209

Impaired Mortgage Loans. The unpaid principal balance, recorded investment, valuation allowances and carrying value, net of valuation allowances, for impaired mortgage loans held-for-investment, including those modified in a troubled debt restructuring, by portfolio segment, were as follows at:

	Impaired Mortgage Loans
	Loans with a Valuation Allowance				Loans without a Valuation Allowance		All Impaired Loans
	Unpaid Principal Balance	Recorded Investment	Valuation Allowances	Carrying Value	Unpaid Principal Balance	Recorded Investment	Unpaid Principal Balance	Carrying Value
	(In millions)

December 31, 2011:
Commercial	$96	$96	$59	$37	$252	$237	$348	$274
Agricultural	160	159	45	114	71	69	231	183
Residential	13	13	1	12	1	1	14	13

Total	$269	$268	$105	$163	$324	$307	$593	$470

December 31, 2010:
Commercial	$120	$120	$36	$84	$99	$87	$219	$171
Agricultural	146	146	52	94	123	119	269	213
Residential	3	3	—	3	16	16	19	19

Total	$269	$269	$88	$181	$238	$222	$507	$403

Unpaid principal balance is generally prior to any charge-offs.

The average investment in impaired mortgage loans held-for-investment, including those modified in a troubled debt restructuring, and the related interest income, by portfolio segment, for the years ended December 31, 2011 and 2010, respectively, and for all mortgage loans for the year ended December 31, 2009, was:

	Impaired Mortgage Loans
	Average Investment	Interest Income Recognized
		Cash Basis	Accrual Basis
	(In millions)

For the Year Ended December 31, 2011:
Commercial	$313	$5	$1
Agricultural	252	4	1
Residential	23	—	—

Total	$588	$9	$2

For the Year Ended December 31, 2010:
Commercial	$192	$5	$1
Agricultural	284	6	2
Residential	16	—	—

Total	$492	$11	$3

For the Year Ended December 31, 2009	$338	$8	$1

Mortgage Loans Modified in a Troubled Debt Restructuring. See Note 1 for a discussion of loan modifications that are classified as trouble debt restructuring and the types of concession typically granted. At December 31, 2011, the number of mortgage loans and carrying value after specific valuation allowance of mortgage loans modified during the period in a troubled debt restructuring were as follows:

	Mortgage Loans Modified in a Troubled Debt Restructuring
	December 31, 2011
	Number of Mortgage Loans	Carrying Value after Specific Valuation Allowance
		Pre- Modification	Post- Modification
		(In millions)
Commercial	5	$147	$111
Agricultural	10	42	42
Residential	—	—	—

Total	15	$189	$153

During the previous 12 months, the Company had four agricultural mortgage loans, with a carrying value after specific valuation allowance of $13 million, modified in a troubled debt restructuring with a subsequent payment default at December 31, 2011. There were no commercial or residential mortgage loans during the previous 12 months modified in a troubled debt restructuring with a subsequent payment default at December 31, 2011. Payment default is determined in the same manner as delinquency status — when interest and principal payments are past due as follows: commercial mortgage loans — 60 days or more; agricultural mortgage loans — 90 days or more; and residential mortgage loans — 60 days or more.

Real Estate and Real Estate Joint Ventures

Real estate investments by type consisted of the following:

	December 31,
	2011		2010
	Carrying Value	% of Total	Carrying Value	% of Total
	(In millions)		(In millions)

Traditional	$5,845	68.3%	$4,871	60.7%
Real estate joint ventures and funds	2,340	27.3	2,707	33.7

Real estate and real estate joint ventures	8,185	95.6	7,578	94.4
Foreclosed (commercial, agricultural and residential)	264	3.1	152	1.9

Real estate held-for-investment	8,449	98.7	7,730	96.3
Real estate held-for-sale	114	1.3	300	3.7

Total real estate and real estate joint ventures	$8,563	100.0%	$8,030	100.0%

The Company classifies within traditional real estate its investment in income-producing real estate, which is comprised primarily of wholly-owned real estate and, to a much lesser extent, joint ventures with interests in single property income-producing real estate. The estimated fair value of the traditional real estate investment portfolio was $7.6 billion and $6.2 billion at December 31, 2011 and 2010, respectively. The Company classifies within real estate joint ventures and funds, its investments in joint ventures with interests in multi-property projects with varying strategies ranging from the development of properties to the operation of income-producing properties; as well as its investments in real estate private equity funds. From time to time, the Company transfers investments from these joint ventures to traditional real estate, if the Company retains an interest in the joint venture after a completed property commences operations and the Company intends to retain an interest in the property.

Properties acquired through foreclosure were $295 million, $165 million and $127 million for the years ended December 31, 2011, 2010 and 2009, respectively, and include commercial, agricultural and residential properties. After the Company acquires properties through foreclosure, it evaluates whether the properties are appropriate for retention in its traditional real estate portfolio. Foreclosed real estate held at December 31, 2011 and 2010 includes those properties the Company has not selected for retention in its traditional real estate portfolio and which do not meet the criteria to be classified as held-for-sale.

The wholly-owned real estate within traditional real estate is net of accumulated depreciation of $1.3 billion and $1.5 billion at December 31, 2011 and 2010, respectively. Related depreciation expense on traditional wholly-owned real estate was $164 million, $151 million and $135 million for the years ended December 31, 2011, 2010 and 2009, respectively. These amounts include depreciation expense related to discontinued operations of $9 million, $20 million and $21 million for the years ended December 31, 2011, 2010 and 2009, respectively.

There were no impairments recognized on real estate held-for-investment for the year ended December 31, 2011. Impairments recognized on real estate held-for-investment were $48 million and $160 million for the years ended December 31, 2010 and 2009, respectively. Impairments recognized on real estate held-for-sale were $2 million and $1 million for the years ended December 31, 2011 and 2010, respectively. There were no impairments recognized on real estate held-for-sale for the year ended December 31, 2009. The Company’s carrying value of real estate held-for-sale has been reduced by impairments recorded prior to 2009 of $1 million at both December 31, 2011 and 2010. The carrying value of non-income producing real estate was $182 million and $137 million at December 31, 2011 and 2010, respectively.

Other Limited Partnership Interests

The carrying value of other limited partnership interests (which primarily represent ownership interests in pooled investment funds that principally make private equity investments in companies in the United States and overseas) was $6.4 billion at both December 31, 2011 and 2010. Included within other limited partnership interests were $1.1 billion and $1.0 billion at December 31, 2011 and 2010, respectively, of investments in hedge funds. Impairments of other limited partnership interests, principally other limited partnership interests accounted for under the cost method, were $5 million, $12 million and $354 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Collectively Significant Equity Method Investments

The Company holds investments in real estate joint ventures, real estate funds and other limited partnership interests consisting of leveraged buy-out funds, hedge funds, private equity funds, joint ventures and other funds. The portion of these investments accounted for under the equity method had a carrying value of $9.5 billion as of December 31, 2011. The Company’s maximum exposure to loss related to these equity method investments is limited to the carrying value of these investments plus unfunded commitments of $3.5 billion as of December 31, 2011. Except for certain real estate joint ventures, the Company’s investments in real estate funds and other limited partnership interests are generally of a passive nature in that the Company does not participate in the management of the entities.

As further described in Note 1, the Company generally records its share of earnings in its equity method investments using a three-month lag methodology and within net investment income. Aggregate net investment income from these equity method real estate joint ventures, real estate funds and other limited partnership interests exceeded 10% of the Company’s consolidated pre-tax income (loss) from continuing operations for two of the three most recent annual periods: 2010 and 2009. The Company is providing the following aggregated summarized financial data for such equity method investments, for the most recent annual periods, in order to provide comparative information. This aggregated summarized financial data does not represent the Company’s proportionate share of the assets, liabilities, or earnings of such entities.

As of, and for the year ended December 31, 2011, the aggregated summarized financial data presented below reflects the latest available financial information. Aggregate total assets of these entities totaled $266.4 billion and $262.9 billion as of December 31, 2011 and 2010, respectively. Aggregate total liabilities of these entities totaled $31.2 billion and $77.6 billion as of December 31, 2011 and 2010, respectively. Aggregate net income (loss) of these entities totaled $9.7 billion, $18.7 billion and $22.8 billion for the years ended December 31, 2011, 2010 and 2009, respectively. Aggregate net income (loss) from real estate joint ventures, real estate funds and other limited partnership interests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

Other Invested Assets

The following table presents the carrying value of the Company’s other invested assets by type at:

	December 31,
	2011		2010
	Carrying Value	% of Total	Carrying Value	% of Total
	(In millions)		(In millions)

Freestanding derivatives with positive fair values	$16,200	68.7%	$7,777	50.5%
Leveraged leases, net of non-recourse debt	2,248	9.5	2,191	14.2
Tax credit partnerships	1,531	6.5	976	6.3
MSRs	666	2.8	950	6.2
Funds withheld	608	2.6	551	3.6
Joint venture investments	171	0.7	664	4.3
Other	2,157	9.2	2,291	14.9

Total	$23,581	100.0%	$15,400	100.0%

See Note 4 for information regarding the freestanding derivatives with positive estimated fair values. See “—Leveraged Leases” for the composition of leveraged leases. Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of income tax credits, and are accounted for under the equity method or under the effective yield method. See Note 5 for activity rollforwards for MSRs. Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements. Joint venture investments are accounted for under the equity method and represent the Company’s investment in insurance underwriting joint ventures in China, Japan (see Note 2) and Chile.

Leveraged Leases

Investment in leveraged leases, included in other invested assets, consisted of the following:

	December 31,
	2011	2010
	(In millions)

Rental receivables, net	$1,859	$1,882
Estimated residual values	1,657	1,682

Subtotal	3,516	3,564
Unearned income	(1,268)	(1,373)

Investment in leveraged leases	$2,248	$2,191

Rental receivables are generally due in periodic installments. The payment periods range from one to 15 years, but in certain circumstances are as long as 34 years. For rental receivables, the primary credit quality indicator is whether the rental receivable is performing or non-performing, which is assessed monthly. The Company generally defines non-performing rental receivables as those that are 90 days or more past due. As of December 31, 2011 and 2010, all rental receivables were performing.

The deferred income tax liability related to leveraged leases was $1.5 billion and $1.4 billion at December 31, 2011 and 2010, respectively.

The components of income from investment in leveraged leases, excluding realized gains (losses) were as follows:

	Years Ended December 31,
	2011	2010	2009
	(In millions)

Net income from investment in leveraged leases	$125	$123	$114
Less: Income tax expense on leveraged leases	(44)	(43)	(40)

Net investment income after income tax from investment in leveraged leases	$81	$80	$74

Cash Equivalents

The carrying value of cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $5.0 billion and $9.6 billion at December 31, 2011 and 2010, respectively.

Purchased Credit Impaired Investments

Investments acquired with evidence of credit quality deterioration since origination and for which it is probable at the acquisition date that the Company will be unable to collect all contractually required payments are classified as purchased credit impaired investments. For each investment, the excess of the cash flows expected to be collected as of the acquisition date over its acquisition-date fair value is referred to as the accretable yield and is recognized as net investment income on an effective yield basis. If subsequently, based on current information and events, it is probable that there is a significant increase in cash flows previously expected to be collected or if actual cash flows are significantly greater than cash flows previously expected to be collected, the accretable yield is adjusted prospectively. The excess of the contractually required payments (including interest) as of the acquisition date over the cash flows expected to be collected as of the acquisition date is referred to as the nonaccretable difference, and this amount is not expected to be realized as net investment income. Decreases in cash flows expected to be collected can result in OTTI or the recognition of mortgage loan valuation allowances (see Note 1).

The table below presents the purchased credit impaired investments, by invested asset class, held at:

	Fixed Maturity Securities		Mortgage Loans
	December 31,
	2011	2010	2011	2010
	(In millions)

Outstanding principal and interest balance (1)	$4,547	$1,548	$471	$504
Carrying value (2)	$3,130	$1,050	$173	$195

(1)	Represents the contractually required payments which is the sum of contractual principal, whether or not currently due, and accrued interest.

(2)	Estimated fair value plus accrued interest for fixed maturity securities and amortized cost, plus accrued interest, less any valuation allowances, for mortgage loans.

The following table presents information about purchased credit impaired investments acquired during the periods, as of their respective acquisition dates:

	Fixed Maturity Securities		Mortgage Loans
	Years Ended December 31,
	2011	2010	2011	2010
	(In millions)

Contractually required payments (including interest)	$5,141	$2,126	$—	$553
Cash flows expected to be collected (1), (2)	$4,365	$1,782	$—	$374
Fair value of investments acquired	$2,590	$1,076	$—	$201

(1)	Represents undiscounted principal and interest cash flow expectations, at the date of acquisition.

(2)

A portion of the difference between the contractually required payments (including interest) and the cash flows expected to be collected on certain of the investments acquired in the Acquisition has been established as an indemnification asset as discussed further in Note 2.

The following table presents activity for the accretable yield on purchased credit impaired investments for:

	Fixed Maturity Securities		Mortgage Loans
	Years Ended December 31,
	2011	2010	2011	2010
	(In millions)

Accretable yield, January 1,	$541	$—	$170	$—
Investments purchased	1,775	606	—	—
Acquisition (1)	—	100	—	173
Accretion recognized in earnings	(114)	(62)	(56)	(3)
Disposals	(65)	—	—	—
Reclassification (to) from nonaccretable difference	174	(103)	140	—

Accretable yield, December 31,	$2,311	$541	$254	$170

(1)

As described further in Note 2, all investments acquired in the Acquisition were recorded at estimated fair value as of the Acquisition Date. This activity relates to acquired fixed maturity securities and mortgage loans with a credit impairment inherent in the estimated fair value.

Variable Interest Entities

The Company holds investments in certain entities that are VIEs. In certain instances, the Company holds both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, is deemed to be the primary beneficiary or consolidator of the entity. The following table presents the total assets and total liabilities relating to VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at December 31, 2011 and 2010. Creditors or beneficial interest holders of VIEs where the Company is the primary beneficiary have no recourse to the general credit of the Company, as the Company’s obligation to the VIEs is limited to the amount of its committed investment.

	December 31,
	2011		2010
	Total Assets	Total Liabilities	Total Assets	Total Liabilities
	(In millions)

Consolidated securitization entities (1)	$3,299	$3,103	$7,114	$6,892
MRSC collateral financing arrangement (2)	3,333	—	3,333	—
Other limited partnership interests	360	6	319	85
Trading and other securities	163	—	186	—
Other invested assets	102	1	108	1
Real estate joint ventures	16	18	20	17

Total	$7,273	$3,128	$11,080	$6,995

(1)

The Company consolidates former QSPEs that are structured as CMBS and former QSPEs that are structured as collateralized debt obligations. The assets of these entities can only be used to settle their respective liabilities, and under no circumstances is the Company liable for any principal or interest shortfalls should any arise. The Company’s exposure was limited to that of its remaining investment in the former QSPEs of $172 million and $201 million at estimated fair value at December 31, 2011 and 2010, respectively. The long-term debt presented below bears interest primarily at fixed rates ranging from 2.25% to 5.57%, payable primarily on a monthly basis and is expected to be repaid over the next six years. Interest expense related to these obligations, included in other expenses, was $324 million and $411 million for the years ended December 31, 2011 and 2010, respectively. The Company sold certain of these CMBS investments in the third quarter of 2011, resulting in the deconsolidation of such entities and their related mortgage loans held-for-investment and long-term debt. The assets and liabilities of these CSEs, at estimated fair value, were as follows at:

	December 31,
	2011	2010
	(In millions)

Assets:
Mortgage loans held-for-investment (commercial mortgage loans)	$3,138	$6,840
Trading and other securities	117	201
Accrued investment income	16	34
Cash and cash equivalents	21	39
Premiums, reinsurance and other receivables	7	—

Total assets	$3,299	$7,114

Liabilities:
Long-term debt	$3,068	$6,820
Other liabilities	35	72

Total liabilities	$3,103	$6,892

(2)	See Note 12 for a description of the MetLife Reinsurance Company of South Carolina (“MRSC”) collateral financing arrangement. These assets consist of the following, at estimated fair value, at:

	December 31,
	2011	2010
	(In millions)

Fixed maturity securities available-for-sale:
ABS	$1,356	$1,333
U.S. corporate securities	833	893
RMBS	502	547
CMBS	369	383
Foreign corporate securities	126	139
State and political subdivision securities	39	30
Foreign government securities	—	5
Mortgage loans	49	—
Cash and cash equivalents	59	3

Total	$3,333	$3,333

The following table presents the carrying amount and maximum exposure to loss relating to VIEs for which the Company holds significant variable interests but is not the primary beneficiary and which have not been consolidated at:

	December 31,
	2011		2010
	Carrying Amount	Maximum Exposure to Loss (1)	Carrying Amount	Maximum Exposure to Loss (1)
	(In millions)

Fixed maturity securities available-for-sale:
RMBS (2)	$42,637	$42,637	$45,852	$45,852
CMBS (2)	19,069	19,069	20,675	20,675
ABS (2)	12,979	12,979	13,168	13,168
U.S. corporate securities	2,911	2,911	2,435	2,435
Foreign corporate securities	2,087	2,087	2,950	2,950
Other limited partnership interests	4,340	6,084	4,383	6,479
Other invested assets	799	1,194	576	773
Trading and other securities	671	671	789	789
Mortgage loans	456	456	350	350
Real estate joint ventures	61	79	40	108

Total	$86,010	$88,167	$91,218	$93,579

(1)

The maximum exposure to loss relating to the fixed maturity and trading and other securities is equal to the carrying amounts or carrying amounts of retained interests. The maximum exposure to loss relating to the other limited partnership interests and real estate joint ventures is equal to the carrying amounts plus any unfunded commitments of the Company. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee. The maximum exposure to loss relating to mortgage loans is equal to the carrying amounts plus any unfunded commitments of the Company. For certain of its investments in other invested assets, the Company’s return is in the form of income tax credits which are guaranteed by a creditworthy third party. For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by income tax credits guaranteed by third parties of $267 million and $231 million at December 31, 2011 and 2010, respectively.

(2)	For these variable interests, the Company’s involvement is limited to that of a passive investor.

As described in Note 16, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during the years ended December 31, 2011, 2010 and 2009.

Derivative Financial Instruments	12 Months Ended
Dec. 31, 2011
Derivative Financial Instruments [Abstract]
Derivative Financial Instruments

4.  Derivative Financial Instruments

Accounting for Derivative Financial Instruments

See Note 1 for a description of the Company’s accounting policies for derivative financial instruments.

See Note 5 for information about the fair value hierarchy for derivatives.

Primary Risks Managed by Derivative Financial Instruments and Non-Derivative Financial Instruments

The Company is exposed to various risks relating to its ongoing business operations, including interest rate risk, foreign currency risk, credit risk and equity market risk. The Company uses a variety of strategies to manage these risks, including the use of derivative instruments. The following table presents the gross notional amount, estimated fair value and primary underlying risk exposure of the Company’s derivative financial instruments, excluding embedded derivatives, held at:

		December 31,
		2011			2010
Primary Underlying Risk Exposure	Instrument Type	Notional Amount	Estimated Fair Value (1)		Notional Amount	Estimated Fair Value (1)
			Assets	Liabilities		Assets	Liabilities
		(In millions)
Interest rate	Interest rate swaps	$79,733	$8,241	$2,199	$54,803	$2,654	$1,516
	Interest rate floors	23,866	1,246	165	23,866	630	66
	Interest rate caps	49,665	102	—	35,412	176	1
	Interest rate futures	14,965	25	19	9,385	43	17
	Interest rate options	16,988	896	6	8,761	144	23
	Interest rate forwards	14,033	286	91	10,374	106	135
	Synthetic GICs	4,454	—	—	4,397	—	—
Foreign currency	Foreign currency swaps	16,461	1,172	1,060	17,626	1,616	1,282
	Foreign currency forwards	10,149	200	60	10,443	119	91
	Currency futures	633	—	—	493	2	—
	Currency options	1,321	6	—	5,426	50	—
	Non-derivative hedging instruments (2)	—	—	—	169	—	185
Credit	Credit default swaps	13,136	326	113	10,957	173	104
	Credit forwards	20	4	—	90	2	3
Equity market	Equity futures	7,053	26	10	8,794	21	9
	Equity options	17,099	3,263	179	33,688	1,843	1,197
	Variance swaps	18,801	397	75	18,022	198	118
	Total rate of return swaps	1,644	10	34	1,547	—	—

	Total	$290,021	$16,200	$4,011	$254,253	$7,777	$4,747

(1)

The estimated fair value of all derivatives in an asset position is reported within other invested assets in the consolidated balance sheets and the estimated fair value of all derivatives in a liability position is reported within other liabilities in the consolidated balance sheets.

(2)

The estimated fair value of non-derivative hedging instruments represents the amortized cost of the instruments, as adjusted for foreign currency transaction gains or losses. Non-derivative hedging instruments are reported within PABs in the consolidated balance sheets.

The following table presents the gross notional amount of derivative financial instruments by maturity at December 31, 2011:

	Remaining Life
	One Year or Less	After One Year Through Five Years	After Five Years Through Ten Years	After Ten Years	Total
	(In millions)
Interest rate swaps	$5,709	$26,479	$18,989	$28,556	$79,733
Interest rate floors	—	16,866	4,000	3,000	23,866
Interest rate caps	5,000	40,151	4,514	—	49,665
Interest rate futures	14,965	—	—	—	14,965
Interest rate options	707	11,976	4,305	—	16,988
Interest rate forwards	13,358	675	—	—	14,033
Synthetic GICs	4,454	—	—	—	4,454
Foreign currency swaps	1,255	6,593	5,793	2,820	16,461
Foreign currency forwards	9,834	237	19	59	10,149
Currency futures	633	—	—	—	633
Currency options	1,321	—	—	—	1,321
Credit default swaps	174	12,315	647	—	13,136
Credit forwards	20	—	—	—	20
Equity futures	7,053	—	—	—	7,053
Equity options	538	5,254	11,307	—	17,099
Variance swaps	1,015	2,067	15,396	323	18,801
Total rate of return swaps	1,597	47	—	—	1,644

Total	$67,633	$122,660	$64,970	$34,758	$290,021

Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. The Company utilizes interest rate swaps in fair value, cash flow and non-qualifying hedging relationships.

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. In a basis swap, both legs of the swap are floating with each based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date. Basis swaps are included in interest rate swaps in the preceding table. The Company utilizes basis swaps in non-qualifying hedging relationships.

Inflation swaps are used as an economic hedge to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are included in interest rate swaps in the preceding table. The Company utilizes inflation swaps in non-qualifying hedging relationships.

Implied volatility swaps are used by the Company primarily as economic hedges of interest rate risk associated with the Company’s investments in mortgage-backed securities. In an implied volatility swap, the Company exchanges fixed payments for floating payments that are linked to certain market volatility measures. If implied volatility rises, the floating payments that the Company receives will increase, and if implied volatility falls, the floating payments that the Company receives will decrease. Implied volatility swaps are included in interest rate swaps in the preceding table. The Company utilizes implied volatility swaps in non-qualifying hedging relationships.

The Company uses structured interest rate swaps to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash instrument such as a U.S. Treasury, agency, or other fixed maturity security. Structured interest rate swaps are included in interest rate swaps in the preceding table. Structured interest rate swaps are not designated as hedging instruments.

The Company purchases interest rate caps and floors primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches), as well as to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level, respectively. In certain instances, the Company locks in the economic impact of existing purchased caps and floors by entering into offsetting written caps and floors. The Company utilizes interest rate caps and floors in non-qualifying hedging relationships.

In exchange-traded interest rate (Treasury and swap) futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedging relationships.

Swaptions are used by the Company to hedge interest rate risk associated with the Company’s long-term liabilities and invested assets. A swaption is an option to enter into a swap with a forward starting effective date. In certain instances, the Company locks in the economic impact of existing purchased swaptions by entering into offsetting written swaptions. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. Swaptions are included in interest rate options in the preceding table. The Company utilizes swaptions in non-qualifying hedging relationships.

The Company writes covered call options on its portfolio of U.S. Treasury securities as an income generation strategy. In a covered call transaction, the Company receives a premium at the inception of the contract in exchange for giving the derivative counterparty the right to purchase the referenced security from the Company at a predetermined price. The call option is “covered” because the Company owns the referenced security over the term of the option. Covered call options are included in interest rate options in the preceding table. The Company utilizes covered call options in non-qualifying hedging relationships.

The Company enters into interest rate forwards to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. The Company also uses interest rate forwards to sell to be announced securities as economic hedges against the risk of changes in the fair value of mortgage loans held-for-sale and interest rate lock commitments. The Company utilizes interest rate forwards in cash flow and non-qualifying hedging relationships.

Interest rate lock commitments are short-term commitments to fund mortgage loan applications in process (the pipeline) for a fixed term for a fixed rate or spread. During the term of an interest rate lock commitment, the Company is exposed to the risk that interest rates will change from the rate quoted to the potential borrower. Interest rate lock commitments to fund mortgage loans that will be held-for-sale are considered derivative instruments. Interest rate lock commitments are included in interest rate forwards in the preceding table. Interest rate lock commitments are not designated as hedging instruments.

A synthetic GIC is a contract that simulates the performance of a traditional guaranteed interest contract through the use of financial instruments. Under a synthetic GIC, the policyholder owns the underlying assets. The Company guarantees a rate return on those assets for a premium. Synthetic GICs are not designated as hedging instruments.

Foreign currency derivatives, including foreign currency swaps, foreign currency forwards, currency options, and currency futures contracts, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. The Company also uses foreign currency forwards and swaps to hedge the foreign currency risk associated with certain of its net investments in foreign operations.

In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in fair value, cash flow, net investment in foreign operations and non-qualifying hedging relationships.

In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency at the specified future date. The Company utilizes foreign currency forwards in fair value, net investment in foreign operations and non-qualifying hedging relationships.

In exchange-traded currency futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by referenced currencies, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded currency futures are used primarily to hedge currency mismatches between assets and liabilities. The Company utilizes exchange-traded currency futures in non-qualifying hedging relationships.

The Company enters into currency option contracts that give it the right, but not the obligation, to sell the foreign currency amount in exchange for a functional currency amount within a limited time at a contracted price. The contracts may also be net settled in cash, based on differentials in the foreign exchange rate and the strike price. The Company uses currency options to hedge against the foreign currency exposure inherent in certain of its variable annuity products. The Company also uses currency options as an economic hedge of foreign currency exposure related to the Company’s international subsidiaries. The Company utilizes currency options in non-qualifying hedging relationships.

The Company uses certain of its foreign currency denominated funding agreements to hedge portions of its net investments in foreign operations against adverse movements in exchange rates. Such contracts are included in non-derivative hedging instruments in the preceding table.

Swap spreadlocks are used by the Company to hedge invested assets on an economic basis against the risk of changes in credit spreads. Swap spreadlocks are forward transactions between two parties whose underlying reference index is a forward starting interest rate swap where the Company agrees to pay a coupon based on a predetermined reference swap spread in exchange for receiving a coupon based on a floating rate. The Company has the option to cash settle with the counterparty in lieu of maintaining the swap after the effective date. The Company utilizes swap spreadlocks in non-qualifying hedging relationships.

Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to hedge credit risk. If a credit event, as defined by the contract, occurs, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. The Company utilizes credit default swaps in non-qualifying hedging relationships.

Credit default swaps are also used to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments such as U.S. Treasury securities, agency securities or other fixed maturity securities. The Company also enters into certain credit default swaps held in relation to trading portfolios for the purpose of generating profits on short-term differences in price. These credit default swaps are not designated as hedging instruments.

The Company enters into forwards to lock in the price to be paid for forward purchases of certain securities. The price is agreed upon at the time of the contract and payment for the contract is made at a specified future date. When the primary purpose of entering into these transactions is to hedge against the risk of changes in purchase price due to changes in credit spreads, the Company designates these as credit forwards. The Company utilizes credit forwards in cash flow hedging relationships.

In exchange-traded equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded equity futures are used primarily to hedge liabilities embedded in certain variable annuity products offered by the Company. The Company utilizes exchange-traded equity futures in non-qualifying hedging relationships.

Equity index options are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. To hedge against adverse changes in equity indices, the Company enters into contracts to sell the equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. Certain of these contracts may also contain settlement provisions linked to interest rates. In certain instances, the Company may enter into a combination of transactions to hedge adverse changes in equity indices within a pre-determined range through the purchase and sale of options. Equity index options are included in equity options in the preceding table. The Company utilizes equity index options in non-qualifying hedging relationships.

Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. Equity variance swaps are included in variance swaps in the preceding table. The Company utilizes equity variance swaps in non-qualifying hedging relationships.

Total rate of return swaps (“TRRs”) are swaps whereby the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and the London Inter-Bank Offered Rate (“LIBOR”), calculated by reference to an agreed notional principal amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. The Company uses TRRs to hedge its equity market guarantees in certain of its insurance products. TRRs can be used as hedges or to synthetically create investments. The Company utilizes TRRs in non-qualifying hedging relationships.

Hedging

The following table presents the gross notional amount and estimated fair value of derivatives designated as hedging instruments by type of hedge designation at:

	December 31,
	2011			2010
Derivatives Designated as Hedging Instruments	Notional Amount	Estimated Fair Value		Notional Amount	Estimated Fair Value
		Assets	Liabilities		Assets	Liabilities
	(In millions)
Fair value hedges:
Foreign currency swaps	$3,220	$500	$98	$4,524	$907	$145
Foreign currency forwards	1,830	2	10	—	—	—
Interest rate swaps	4,580	1,884	92	5,108	823	169

Subtotal	9,630	2,386	200	9,632	1,730	314

Cash flow hedges:
Foreign currency swaps	6,370	352	306	5,556	213	347
Interest rate swaps	3,230	947	—	3,562	102	116
Interest rate forwards	965	210	—	1,140	—	107
Credit forwards	20	4	—	90	2	3

Subtotal	10,585	1,513	306	10,348	317	573

Foreign operations hedges:
Foreign currency forwards	1,689	53	12	1,935	9	26
Non-derivative hedging instruments	—	—	—	169	—	185

Subtotal	1,689	53	12	2,104	9	211

Total qualifying hedges	$21,904	$3,952	$518	$22,084	$2,056	$1,098

The following table presents the gross notional amount and estimated fair value of derivatives that were not designated or do not qualify as hedging instruments by derivative type at:

	December 31,
	2011			2010
Derivatives Not Designated or Not Qualifying as Hedging Instruments	Notional Amount	Estimated Fair Value		Notional Amount	Estimated Fair Value
		Assets	Liabilities		Assets	Liabilities
	(In millions)
Interest rate swaps	$71,923	$5,410	$2,107	$46,133	$1,729	$1,231
Interest rate floors	23,866	1,246	165	23,866	630	66
Interest rate caps	49,665	102	—	35,412	176	1
Interest rate futures	14,965	25	19	9,385	43	17
Interest rate options	16,988	896	6	8,761	144	23
Interest rate forwards	13,068	76	91	9,234	106	28
Synthetic GICs	4,454	—	—	4,397	—	—
Foreign currency swaps	6,871	320	656	7,546	496	790
Foreign currency forwards	6,630	145	38	8,508	110	65
Currency futures	633	—	—	493	2	—
Currency options	1,321	6	—	5,426	50	—
Credit default swaps	13,136	326	113	10,957	173	104
Equity futures	7,053	26	10	8,794	21	9
Equity options	17,099	3,263	179	33,688	1,843	1,197
Variance swaps	18,801	397	75	18,022	198	118
Total rate of return swaps	1,644	10	34	1,547	—	—

Total non-designated or non-qualifying derivatives	$268,117	$12,248	$3,493	$232,169	$5,721	$3,649

Net Derivative Gains (Losses)

The components of net derivative gains (losses) were as follows:

	Years Ended December 31,
	2011	2010	2009
	(In millions)
Derivatives and hedging gains (losses) (1)	$6,108	$122	$(6,624)
Embedded derivatives	(1,284)	(387)	1,758

Total net derivative gains (losses)	$4,824	$(265)	$(4,866)

(1)	Includes foreign currency transaction gains (losses) on hedged items in cash flow and non-qualifying hedging relationships, which are not presented elsewhere in this note.

The following table presents earned income on derivatives for the:

	Years Ended December 31,
	2011	2010	2009
	(In millions)
Qualifying hedges:
Net investment income	$98	$83	$49
Interest credited to policyholder account balances	214	233	220
Other expenses	(4)	(6)	(3)

Non-qualifying hedges:
Net investment income	(8)	(3)	(2)
Other revenues	75	108	77
Net derivative gains (losses)	411	65	91
Policyholder benefits and claims	17	—	—

Total	$803	$480	$432

Fair Value Hedges

The Company designates and accounts for the following as fair value hedges when they have met the requirements of fair value hedging: (i) interest rate swaps to convert fixed rate investments to floating rate investments; (ii) interest rate swaps to convert fixed rate liabilities to floating rate liabilities; (iii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments and liabilities; and (iv) foreign currency forwards to hedge the foreign currency fair value exposure of foreign currency denominated fixed rate investments.

The Company recognizes gains and losses on derivatives and the related hedged items in fair value hedges within net derivative gains (losses). The following table represents the amount of such net derivative gains (losses):

Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Net Derivative Gains (Losses) Recognized for Derivatives	Net Derivative Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized in Net Derivative Gains (Losses)
		(In millions)

For the Year Ended December 31, 2011:
Interest rate swaps:	Fixed maturity securities	$(25)	$22	$(3)
	PABs (1)	1,054	(1,030)	24
Foreign currency swaps:	Foreign-denominated fixed maturity securities	1	3	4
	Foreign-denominated PABs (2)	(24)	(25)	(49)
Foreign currency forwards:	Foreign-denominated fixed maturity securities	(25)	25	—

Total		$981	$(1,005)	$(24)

For the Year Ended December 31, 2010:
Interest rate swaps:	Fixed maturity securities	$(14)	$16	$2
	PABs (1)	140	(142)	(2)
Foreign currency swaps:	Foreign-denominated fixed maturity securities	14	(14)	—
	Foreign-denominated PABs (2)	9	(20)	(11)
Foreign currency forwards:	Foreign-denominated fixed maturity securities	—	—	—

Total		$149	$(160)	$(11)

For the Year Ended December 31, 2009:
Interest rate swaps:	Fixed maturity securities	$49	$(42)	$7
	PABs (1)	(963)	951	(12)
Foreign currency swaps:	Foreign-denominated fixed maturity securities	(13)	10	(3)
	Foreign-denominated PABs (2)	462	(449)	13
Foreign currency forwards:	Foreign-denominated fixed maturity securities	—	—	—

Total		$(465)	$470	$5

(1)	Fixed rate liabilities.

(2)	Fixed rate or floating rate liabilities.

For the Company’s foreign currency forwards, the change in the fair value of the derivative related to the changes in the difference between the spot price and the forward price is excluded from the assessment of hedge effectiveness. For all other derivatives, all components of each derivative’s gain or loss were included in the assessment of hedge effectiveness. For the year ended December 31, 2011, ($3) million of the change in fair value of derivatives was excluded from the assessment of hedge effectiveness. For the years ended December 31, 2010 and 2009, no component of the change in fair value of derivatives was excluded from the assessment of hedge effectiveness.

Cash Flow Hedges

The Company designates and accounts for the following as cash flow hedges when they have met the requirements of cash flow hedging: (i) interest rate swaps to convert floating rate investments to fixed rate investments; (ii) interest rate swaps to convert floating rate liabilities to fixed rate liabilities; (iii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments and liabilities; (iv) interest rate forwards and credit forwards to lock in the price to be paid for forward purchases of investments; (v) interest rate swaps and interest rate forwards to hedge the forecasted purchases of fixed-rate investments; and (vi) interest rate swaps and interest rate forwards to hedge forecasted fixed-rate borrowings.

In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date, within two months of that date, or were no longer probable of occurring. The net amounts reclassified into net derivative gains (losses) for the years ended December 31, 2011, 2010 and 2009 related to such discontinued cash flow hedges were gains (losses) of ($13) million, $9 million and ($7) million, respectively.

At December 31, 2011 and 2010, the maximum length of time over which the Company was hedging its exposure to variability in future cash flows for forecasted transactions did not exceed nine years and seven years, respectively.

The following table presents the components of accumulated other comprehensive income (loss), before income tax, related to cash flow hedges:

	Years Ended December 31,
	2011	2010	2009
	(In millions)
Accumulated other comprehensive income (loss), balance at January 1,	$(59)	$(76)	$82
Gains (losses) deferred in other comprehensive income (loss) on the effective portion of cash flow hedges	1,552	(51)	(221)
Amounts reclassified to net derivative gains (losses)	9	65	54
Amounts reclassified to net investment income	3	4	8
Amounts reclassified to other expenses	9	(1)	3
Amortization of transition adjustment	—	—	(2)

Accumulated other comprehensive income (loss), balance at December 31,	$1,514	$(59)	$(76)

At December 31, 2011, $13 million of deferred net gains (losses) on derivatives in accumulated other comprehensive income (loss) was expected to be reclassified to earnings within the next 12 months.

The following table presents the effects of derivatives in cash flow hedging relationships on the consolidated statements of operations and the consolidated statements of equity:

Derivatives in Cash Flow Hedging Relationships	Amount of Gains (Losses) Deferred in Accumulated Other Comprehensive Income (Loss) on Derivatives	Amount and Location of Gains (Losses) Reclassified from Accumulated Other Comprehensive Income (Loss) into Income (Loss)			Amount and Location of Gains (Losses) Recognized in Income (Loss) on Derivatives
	(Effective Portion)	(Effective Portion)			(Ineffective Portion and Amount Excluded from Effectiveness Testing)
		Net Derivative Gains (Losses)	Net Investment Income	Other Expenses	Net Derivative Gains (Losses)	Net Investment Income
	(In millions)

For the Year Ended December 31, 2011:
Interest rate swaps	$1,023	$(42)	$1	$(10)	$1	$—
Foreign currency swaps	175	—	(6)	2	2	—
Interest rate forwards	336	31	1	(1)	2	—
Credit forwards	18	2	1	—	—	—

Total	$1,552	$(9)	$(3)	$(9)	$5	$—

For the Year Ended December 31, 2010:
Interest rate swaps	$13	$—	$—	$(1)	$3	$—
Foreign currency swaps	34	(79)	(6)	2	—	—
Interest rate forwards	(117)	14	2	—	(2)	—
Credit forwards	19	—	—	—	—	—

Total	$(51)	$(65)	$(4)	$1	$1	$—

For the Year Ended December 31, 2009:
Interest rate swaps	$(45)	$—	$—	$(4)	$(2)	$—
Foreign currency swaps	(319)	(133)	(6)	1	(1)	—
Interest rate forwards	147	79	—	—	—	—
Credit forwards	(4)	—	—	—	—	—

Total	$(221)	$(54)	$(6)	$(3)	$(3)	$—

All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.

Hedges of Net Investments in Foreign Operations

The Company uses foreign exchange contracts, which may include foreign currency swaps, forwards and options, to hedge portions of its net investments in foreign operations against adverse movements in exchange rates. The Company measures ineffectiveness on these contracts based upon the change in forward rates. In addition, the Company may also use non-derivative financial instruments to hedge portions of its net investments in foreign operations against adverse movements in exchange rates. The Company measures ineffectiveness on non-derivative financial instruments based upon the change in spot rates.

When net investments in foreign operations are sold or substantially liquidated, the amounts in accumulated other comprehensive income (loss) are reclassified to the consolidated statements of operations, while a pro rata portion will be reclassified upon partial sale of the net investments in foreign operations.

The following table presents the effects of derivatives and non-derivative financial instruments in net investment hedging relationships in the consolidated statements of operations and the consolidated statements of equity:

Derivatives and Non-Derivative Hedging Instruments in Net Investment Hedging Relationships (1), (2)	Amount of Gains (Losses) Deferred in Accumulated Other Comprehensive Income (Loss) (Effective Portion)			Amount and Location of Gains (Losses) Reclassified From Accumulated Other Comprehensive Income (Loss) into Income (Loss) (Effective Portion)

				Net Investment Gains (Losses)
	Years Ended December 31,			Years Ended December 31,
	2011	2010	2009	2011	2010	2009
	(In millions)

Foreign currency forwards	$62	$(167)	$(244)	$—	$—	$(59)
Foreign currency swaps	—	—	(18)	—	—	(63)
Non-derivative hedging instruments	6	(16)	(37)	—	—	(11)

Total	$68	$(183)	$(299)	$—	$—	$(133)

(1)

During the year ended December 31, 2011, the Company sold its interest in MSI MetLife, which was a hedged item in a net investment hedging relationship. As a result, the Company released losses of $71 million from accumulated other comprehensive income (loss) upon the sale. This release did not impact net income for the year ended December 31, 2011 as such losses were considered in the overall impairment evaluation of the investment prior to sale. During the year ended December 31, 2010, there were no sales or substantial liquidations of net investments in foreign operations that would have required the reclassification of gains or losses from accumulated other comprehensive income (loss) into earnings. During the year ended December 31, 2009, the Company substantially liquidated, through assumption reinsurance, the portion of its Canadian operations that was being hedged in a net investment hedging relationship. As a result, the Company reclassified losses of $133 million from accumulated other comprehensive income (loss) into earnings. See Note 2.

(2)

There was no ineffectiveness recognized for the Company’s hedges of net investments in foreign operations. All components of each derivative and non-derivative hedging instrument’s gain or loss were included in the assessment of hedge effectiveness.

At December 31, 2011 and 2010, the cumulative foreign currency translation gain (loss) recorded in accumulated other comprehensive income (loss) related to hedges of net investments in foreign operations was ($84) million and ($223) million, respectively.

Non-Qualifying Derivatives and Derivatives for Purposes Other Than Hedging

The Company enters into the following derivatives that do not qualify for hedge accounting or for purposes other than hedging: (i) interest rate swaps, implied volatility swaps, caps and floors and interest rate futures to economically hedge its exposure to interest rates; (ii) foreign currency forwards, swaps, option contracts and future contracts to economically hedge its exposure to adverse movements in exchange rates; (iii) credit default swaps to economically hedge exposure to adverse movements in credit; (iv) equity futures, equity index options, interest rate futures, TRRs and equity variance swaps to economically hedge liabilities embedded in certain variable annuity products; (v) swap spreadlocks to economically hedge invested assets against the risk of changes in credit spreads; (vi) interest rate forwards to buy and sell securities to economically hedge its exposure to interest rates; (vii) credit default swaps, TRRs and structured interest rate swaps to synthetically create investments; (viii) basis swaps to better match the cash flows of assets and related liabilities; (ix) credit default swaps held in relation to trading portfolios; (x) swaptions to hedge interest rate risk; (xi) inflation swaps to reduce risk generated from inflation-indexed liabilities; (xii) covered call options for income generation; (xiii) interest rate lock commitments; (xiv) synthetic GICs; and (xv) equity options to economically hedge certain invested assets against adverse changes in equity indices.

The following tables present the amount and location of gains (losses) recognized in income for derivatives that were not designated or qualifying as hedging instruments:

	Net Derivative Gains (Losses)	Net Investment Income (1)	Policyholder Benefits and Claims (2)	Other Revenues (3)	Other Expenses (4)
	(In millions)

For the Year Ended December 31, 2011:
Interest rate swaps	$2,544	$(2)	$—	$367	$—
Interest rate floors	517	—	—	—	—
Interest rate caps	(228)	—	—	—	—
Interest rate futures	100	1	—	(11)	—
Equity futures	(3)	(6)	(99)	—	—
Foreign currency swaps	70	—	—	—	—
Foreign currency forwards	310	(9)	—	—	—
Currency futures	32	—	—	—	—
Currency options	(69)	—	—	—	—
Equity options	941	(26)	5	—	—
Interest rate options	1,021	—	—	24	—
Interest rate forwards	(14)	—	—	(144)	—
Variance swaps	244	(3)	7	—	—
Credit default swaps	175	5	—	—	—
Total rate of return swaps	(4)	—	—	—	—

Total	$5,636	$(40)	$(87)	$236	$—

For the Year Ended December 31, 2010:
Interest rate swaps	$622	$4	$39	$172	$—
Interest rate floors	144	—	—	—	—
Interest rate caps	(185)	—	—	—	—
Interest rate futures	77	(4)	—	(3)	—
Equity futures	(58)	(25)	(314)	—	—
Foreign currency swaps	52	—	—	—	—
Foreign currency forwards	250	55	—	—	—
Currency futures	(23)	—	—	—	—
Currency options	(83)	(1)	—	—	(4)
Equity options	(683)	(16)	—	—	—
Interest rate options	25	—	—	(6)	—
Interest rate forwards	8	—	—	(74)	—
Variance swaps	(55)	—	—	—	—
Credit default swaps	34	(2)	—	—	—
Total rate of return swaps	14	—	—	—	—

Total	$139	$11	$(275)	$89	$(4)

For the Year Ended December 31, 2009:
Interest rate swaps	$(1,700)	$(5)	$(13)	$(161)	$—
Interest rate floors	(907)	—	—	—	—
Interest rate caps	33	—	—	—	—
Interest rate futures	(366)	2	—	—	—
Equity futures	(681)	(38)	(363)	—	—
Foreign currency swaps	(405)	—	—	—	—
Foreign currency forwards	(102)	(24)	—	—	—
Currency options	(36)	(1)	—	—	(3)
Equity options	(1,713)	(68)	—	—	—
Interest rate options	(379)	—	—	—	—
Interest rate forwards	(7)	—	—	(4)	—
Variance swaps	(276)	(13)	—	—	—
Swap spreadlocks	(38)	—	—	—	—
Credit default swaps	(243)	(11)	—	—	—
Total rate of return swaps	63	—	—	—	—

Total	$(6,757)	$(158)	$(376)	$(165)	$(3)

(1)

Changes in estimated fair value related to economic hedges of equity method investments in joint ventures; changes in estimated fair value related to derivatives held in relation to trading portfolios; and changes in estimated fair value related to derivatives held within contractholder-directed unit-linked investments.

(2)	Changes in estimated fair value related to economic hedges of variable annuity guarantees included in future policy benefits.

(3)	Changes in estimated fair value related to derivatives held in connection with the Company’s mortgage banking activities.

(4)	Changes in estimated fair value related to economic hedges of foreign currency exposure associated with the Company’s international subsidiaries.

Credit Derivatives

In connection with synthetically created investment transactions and credit default swaps held in relation to the trading portfolio, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the non-qualifying derivatives and derivatives for purposes other than hedging table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company’s maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $7.7 billion and $5.1 billion at December 31, 2011 and 2010, respectively. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. At December 31, 2011, the Company would have paid $41 million to terminate all of these contracts, and at December 31, 2010, the Company would have received $62 million to terminate all of these contracts.

The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

	December 31,
	2011			2010
Rating Agency Designation of Referenced Credit Obligations (1)	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps (2)	Weighted Average Years to Maturity (3)	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps (2)	Weighted Average Years to Maturity (3)
	(In millions)			(In millions)

Aaa/Aa/A
Single name credit default swaps (corporate)	$5	$737	3.5	$5	$470	3.8
Credit default swaps referencing indices	(1)	2,813	3.0	45	2,928	3.7

Subtotal	4	3,550	3.1	50	3,398	3.7

Baa
Single name credit default swaps (corporate)	(17)	1,234	4.0	5	735	4.3
Credit default swaps referencing indices	(26)	2,847	4.9	7	931	5.0

Subtotal	(43)	4,081	4.6	12	1,666	4.7

Ba
Single name credit default swaps (corporate)	—	25	3.5	—	25	4.4
Credit default swaps referencing indices	—	—	—	—	—	—

Subtotal	—	25	3.5	—	25	4.4

B
Single name credit default swaps (corporate)	—	—	—	—	—	—
Credit default swaps referencing indices	(2)	25	4.8	—	—	—

Subtotal	(2)	25	4.8	—	—	—

Total	$(41)	$7,681	3.9	$62	$5,089	4.1

(1)

The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody’s Investors Service, S&P and Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.

(2)	Assumes the value of the referenced credit obligations is zero.

(3)	The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

The Company has also entered into credit default swaps to purchase credit protection on certain of the referenced credit obligations in the table above. As a result, the maximum amounts of potential future recoveries available to offset the $7.7 billion and $5.1 billion from the table above were $115 million and $120 million at December 31, 2011 and 2010, respectively.

Credit Risk on Freestanding Derivatives

The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company’s derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes.

The Company manages its credit risk related to OTC derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange-traded futures and options are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments. See Note 5 for a description of the impact of credit risk on the valuation of derivative instruments.

The Company enters into various collateral arrangements which require both the pledging and accepting of collateral in connection with its OTC derivative instruments. At December 31, 2011 and 2010, the Company was obligated to return cash collateral under its control of $9.5 billion and $2.6 billion, respectively. This cash collateral is included in cash and cash equivalents or in short-term investments and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheets. At December 31, 2011 and 2010, the Company had received collateral consisting of various securities with a fair market value of $2.5 billion and $984 million, respectively, which were held in separate custodial accounts. Subject to certain constraints, the Company is permitted by contract to sell or repledge this collateral, but at December 31, 2011, none of the collateral had been sold or repledged.

The Company’s collateral arrangements for its OTC derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the fair value of that counterparty’s derivatives reaches a pre-determined threshold. Certain of these arrangements also include credit-contingent provisions that provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in the credit ratings of the Company and/or the counterparty. In addition, certain of the Company’s netting agreements for derivative instruments contain provisions that require the Company to maintain a specific investment grade credit rating from at least one of the major credit rating agencies. If the Company’s credit ratings were to fall below that specific investment grade credit rating, it would be in violation of these provisions, and the counterparties to the derivative instruments could request immediate payment or demand immediate and ongoing full overnight collateralization on derivative instruments that are in a net liability position after considering the effect of netting agreements.

The following table presents the estimated fair value of the Company’s OTC derivatives that are in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged. The table also presents the incremental collateral that the Company would be required to provide if there was a one notch downgrade in the Company’s credit rating at the reporting date or if the Company’s credit rating sustained a downgrade to a level that triggered full overnight collateralization or termination of the derivative position at the reporting date. Derivatives that are not subject to collateral agreements are not included in the scope of this table.

		Estimated Fair Value of Collateral Provided:		Fair Value of Incremental Collateral Provided Upon:
	Estimated Fair Value (1) of Derivatives in Net Liability Position	Fixed Maturity Securities (2)	Cash (3)	One Notch Downgrade In the Company’s Credit Rating	Downgrade in the Company’s Credit Rating to a Level that Triggers Full Overnight Collateralization or Termination of the Derivative Position
	(In millions)

December 31, 2011:
Derivatives subject to credit-contingent provisions	$447	$405	$4	$48	$104
Derivatives not subject to credit-contingent provisions	28	11	4	—	—

Total	$475	$416	$8	$48	$104

December 31, 2010:
Derivatives subject to credit-contingent provisions	$1,167	$1,024	$—	$99	$231
Derivatives not subject to credit-contingent provisions	22	—	43	—	—

Total	$1,189	$1,024	$43	$99	$231

(1)	After taking into consideration the existence of netting agreements.

(2)	Included in fixed maturity securities in the consolidated balance sheets. Subject to certain constraints, the counterparties are permitted by contract to sell or repledge this collateral.

(3)	Included in premiums, reinsurance and other receivables in the consolidated balance sheets.

Without considering the effect of netting agreements, the estimated fair value of the Company’s OTC derivatives with credit-contingent provisions that were in a gross liability position at December 31, 2011 was $777 million. At December 31, 2011, the Company provided collateral of $409 million in connection with these derivatives. In the unlikely event that both: (i) the Company’s credit rating was downgraded to a level that triggers full overnight collateralization or termination of all derivative positions; and (ii) the Company’s netting agreements were deemed to be legally unenforceable, then the additional collateral that the Company would be required to provide to its counterparties in connection with its derivatives in a gross liability position at December 31, 2011 would be $368 million. This amount does not consider gross derivative assets of $330 million for which the Company has the contractual right of offset.

The Company also has exchange-traded futures and options, which require the pledging of collateral. At December 31, 2011 and 2010, the Company pledged securities collateral for exchange-traded futures and options of $42 million and $40 million, respectively, which is included in fixed maturity securities. Subject to certain constraints, the counterparties are permitted by contract to sell or repledge this collateral. At December 31, 2011 and 2010, the Company provided cash collateral for exchange-traded futures and options of $680 million and $662 million, respectively, which is included in premiums, reinsurance and other receivables.

Embedded Derivatives

The Company issues certain products or purchases certain investments that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives. These host contracts principally include: variable annuities with guaranteed minimum benefits, including GMWBs, GMABs and certain GMIBs; ceded reinsurance of guaranteed minimum benefits related to GMABs and certain GMIBs; assumed reinsurance of guaranteed minimum benefits related to GMWBs and GMABs; funding agreements with equity or bond indexed crediting rates; funds withheld on assumed and ceded reinsurance; and options embedded in debt or equity securities.

The following table presents the estimated fair value of the Company’s embedded derivatives at:

	December 31,
	2011	2010
	(In millions)
Net embedded derivatives within asset host contracts:
Ceded guaranteed minimum benefits	$327	$185
Funds withheld on assumed reinsurance	35	—
Options embedded in debt or equity securities	(70)	(57)
Other	1	—

Net embedded derivatives within asset host contracts	$293	$128

Net embedded derivatives within liability host contracts:
Direct guaranteed minimum benefits	$2,104	$370
Funds withheld on ceded reinsurance	122	66
Assumed guaranteed minimum benefits (1)	2,340	2,186
Other	18	12

Net embedded derivatives within liability host contracts	$4,584	$2,634

(1)

Assumed reinsurance of guaranteed minimum benefits related to GMWBs and GMABs of MSI MetLife, which was sold during the second quarter of 2011, have been separately presented in the current period. See Note 2. Comparative prior year balances, which were previously presented in direct guaranteed minimum benefits, have been conformed to the current period presentation.

The following table presents changes in estimated fair value related to embedded derivatives:

	Years Ended December 31,
	2011	2010	2009
	(In millions)
Net derivative gains (losses) (1)	$(1,284)	$(387)	$1,758
Policyholder benefits and claims	$86	$8	$(114)

(1)

The valuation of guaranteed minimum benefits includes an adjustment for nonperformance risk. The amounts included in net derivative gains (losses), in connection with this adjustment, were $1.8 billion, ($96) million and ($1.9) billion, for the years ended December 31, 2011, 2010 and 2009, respectively.

Fair Value	12 Months Ended
Dec. 31, 2011
Fair Value [Abstract]
Fair Value
5. Fair Value

Considerable judgment is often required in interpreting market data to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

Assets and Liabilities Measured at Fair Value

Recurring Fair Value Measurements

The assets and liabilities measured at estimated fair value on a recurring basis, including those items for which the Company has elected the FVO, were determined as described below. These estimated fair values and their corresponding placement in the fair value hierarchy are summarized as follows:

	December 31, 2011
	Fair Value Measurements at Reporting Date Using
	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total Estimated Fair Value
	(In millions)
Assets:
Fixed maturity securities:
U.S. corporate securities	$—	$99,001	$6,784	$105,785
Foreign corporate securities	—	59,648	4,370	64,018
Foreign government securities	76	50,138	2,322	52,536
RMBS	—	41,035	1,602	42,637
U.S. Treasury and agency securities	19,911	20,070	31	40,012
CMBS	—	18,316	753	19,069
State and political subdivision securities	—	13,182	53	13,235
ABS	—	11,129	1,850	12,979
Other fixed maturity securities	—	—	—	—

Total fixed maturity securities	19,987	312,519	17,765	350,271

Equity securities:
Common stock	819	1,105	281	2,205
Non-redeemable preferred stock	—	380	438	818

Total equity securities	819	1,485	719	3,023

Trading and other securities:
Actively Traded Securities	—	473	—	473
FVO general account securities	—	244	23	267
FVO contractholder-directed unit-linked investments	7,572	8,453	1,386	17,411
FVO securities held by CSEs	—	117	—	117

Total trading and other securities	7,572	9,287	1,409	18,268
Short-term investments (1)	8,150	8,120	590	16,860
Mortgage loans:
Commercial mortgage loans held by CSEs	—	3,138	—	3,138
Mortgage loans held-for-sale: (2)
Residential mortgage loans	—	2,836	228	3,064
Securitized reverse residential mortgage loans	—	6,466	1,186	7,652

Total mortgage loans held-for-sale	—	9,302	1,414	10,716

Total mortgage loans	—	12,440	1,414	13,854
Other invested assets:
MSRs	—	—	666	666
Other investments	312	124	—	436
Derivative assets: (3)
Interest rate contracts	32	10,426	338	10,796
Foreign currency contracts	1	1,316	61	1,378
Credit contracts	—	301	29	330
Equity market contracts	29	2,703	964	3,696

Total derivative assets	62	14,746	1,392	16,200

Total other invested assets	374	14,870	2,058	17,302
Net embedded derivatives within asset host contracts (4)	—	1	362	363
Separate account assets (5)	28,191	173,507	1,325	203,023

Total assets	$65,093	$532,229	$25,642	$622,964

Liabilities:
Derivative liabilities: (3)
Interest rate contracts	$91	$2,351	$38	$2,480
Foreign currency contracts	—	1,103	17	1,120
Credit contracts	—	85	28	113
Equity market contracts	12	211	75	298

Total derivative liabilities	103	3,750	158	4,011
Net embedded derivatives within liability host contracts (4)	—	19	4,565	4,584
Long-term debt of CSEs	—	2,952	116	3,068
Liability related to securitized reverse residential mortgage loans (6)	—	6,451	1,175	7,626
Trading liabilities (6)	124	3	—	127

Total liabilities	$227	$13,175	$6,014	$19,416

	December 31, 2010
	Fair Value Measurements at Reporting Date Using
	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total Estimated Fair Value
	(In millions)
Assets:
Fixed maturity securities:
U.S. corporate securities	$—	$84,623	$7,149	$91,772
Foreign corporate securities	—	62,162	5,726	67,888
Foreign government securities	149	38,719	3,134	42,002
RMBS	274	43,037	2,541	45,852
U.S. Treasury and agency securities	14,602	18,623	79	33,304
CMBS	—	19,664	1,011	20,675
State and political subdivision securities	—	10,083	46	10,129
ABS	—	10,142	3,026	13,168
Other fixed maturity securities	—	3	4	7

Total fixed maturity securities	15,025	287,056	22,716	324,797

Equity securities:
Common stock	831	1,094	268	2,193
Non-redeemable preferred stock	—	504	905	1,409

Total equity securities	831	1,598	1,173	3,602

Trading and other securities:
Actively Traded Securities	—	453	10	463
FVO general account securities	—	54	77	131
FVO contractholder-directed unit-linked investments	6,270	10,789	735	17,794
FVO securities held by CSEs	—	201	—	201

Total trading and other securities	6,270	11,497	822	18,589
Short-term investments (1)	3,026	4,681	858	8,565
Mortgage loans:
Commercial mortgage loans held by CSEs	—	6,840	—	6,840
Residential mortgage loans held-for-sale (2)	—	2,486	24	2,510

Total mortgage loans	—	9,326	24	9,350
Other invested assets:
MSRs	—	—	950	950
Other investments	373	121	—	494
Derivative assets: (3)
Interest rate contracts	131	3,583	39	3,753
Foreign currency contracts	2	1,711	74	1,787
Credit contracts	—	125	50	175
Equity market contracts	23	1,757	282	2,062

Total derivative assets	156	7,176	445	7,777

Total other invested assets	529	7,297	1,395	9,221
Net embedded derivatives within asset host contracts (4)	—	—	185	185
Separate account assets (5)	25,566	155,589	1,983	183,138

Total assets	$51,247	$477,044	$29,156	$557,447

Liabilities:
Derivative liabilities: (3)
Interest rate contracts	$35	$1,598	$125	$1,758
Foreign currency contracts	—	1,372	1	1,373
Credit contracts	—	101	6	107
Equity market contracts	10	1,174	140	1,324

Total derivative liabilities	45	4,245	272	4,562
Net embedded derivatives within liability host contracts (4)	—	11	2,623	2,634
Long-term debt of CSEs	—	6,636	184	6,820
Trading liabilities (6)	46	—	—	46

Total liabilities	$91	$10,892	$3,079	$14,062

(1)

Short-term investments as presented in the tables above differ from the amounts presented in the consolidated balance sheets because certain short-term investments are not measured at estimated fair value (e.g., time deposits, etc.), and therefore are excluded from the tables presented above.

(2)

Mortgage loans held-for-sale as presented in the tables above differ from the amount presented in the consolidated balance sheets as these tables do not include mortgage loans that were previously designated as held-for-investment, but now are designated as held-for-sale and stated at lower of amortized cost or estimated fair value.

(3)

Derivative liabilities are presented within other liabilities in the consolidated balance sheets. The amounts are presented gross in the tables above to reflect the presentation in the consolidated balance sheets, but are presented net for purposes of the rollforward in the Fair Value Measurements Using Significant Unobservable Inputs (Level 3) tables which follow. At December 31, 2010 there were $185 million of non-derivative hedging instruments, carried at amortized cost, which are included within the liabilities total in Note 4 but excluded from derivative liabilities in the tables above as they are not derivative instruments. At December 31, 2011, there were no non-derivative hedging instruments.

(4)

Net embedded derivatives within asset host contracts are presented primarily within premiums, reinsurance and other receivables in the consolidated balance sheets. Net embedded derivatives within liability host contracts are presented primarily within PABs in the consolidated balance sheets. At December 31, 2011, fixed maturity securities and equity securities also included embedded derivatives of $2 million and ($72) million, respectively. At December 31, 2010, fixed maturity securities and equity securities included embedded derivatives of $5 million and ($62) million, respectively.

(5)

Separate account assets are measured at estimated fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.

(6)	The liability related to securitized reverse residential mortgage loans and trading liabilities are presented within other liabilities in the consolidated balance sheets.

See Note 3 for discussion of CSEs included in the tables above and for certain amounts in prior year footnote disclosures which have been reclassified to conform with the 2011 presentation.

The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

Fixed Maturity Securities, Equity Securities, Trading and Other Securities and Short-term Investments

When available, the estimated fair value of the Company’s fixed maturity securities, equity securities, trading and other securities and short-term investments are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company’s securities holdings and valuation of these securities does not involve management’s judgment.

When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies, giving priority to observable inputs. The market standard valuation methodologies utilized include: discounted cash flow methodologies, matrix pricing or other similar techniques. The inputs in applying these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity and management’s assumptions regarding estimated duration, liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management’s judgments about financial instruments.

The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active markets, quoted prices in markets that are not active and observable yields and spreads in the market.

When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently, and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management’s judgment or estimation and cannot be supported by reference to market activity. Even though these inputs are unobservable, management believes they are consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

The estimated fair value of FVO securities held by CSEs is determined on a basis consistent with the methodologies described herein for fixed maturity securities and equity securities. The Company consolidates certain securitization entities that hold securities that have been accounted for under the FVO and classified within trading and other securities.

The use of different methodologies, assumptions and inputs may have a material effect on the estimated fair values of the Company’s securities holdings.

Mortgage Loans

The Company has elected the FVO for commercial mortgage loans held by CSEs, residential mortgage loans held-for-sale and securitized reverse residential mortgage loans. See Note 1 for a discussion of these mortgage loans. See “— Valuation Techniques and Inputs by Level Within the Three-Level Fair Value Hierarchy by Major Classes of Assets and Liabilities” below for a discussion of the methods and assumptions used to estimate the fair value of these financial instruments.

MSRs

Although MSRs are not financial instruments, the Company has included them in the preceding table as a result of its election to carry MSRs at estimated fair value. See “— Valuation Techniques and Inputs by Level Within the Three-Level Fair Value Hierarchy by Major Classes of Assets and Liabilities” below for a discussion of the methods and assumptions used to estimate the fair value of these financial instruments.

Other Investments

Other investments is primarily comprised of investment funds. The estimated fair value of these investment funds is determined on a basis consistent with the methodologies described herein for trading and other securities.

Derivatives

The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives and interest rate forwards to sell certain to be announced securities, or through the use of pricing models for OTC derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models.

The significant inputs to the pricing models for most OTC derivatives are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain OTC derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Significant inputs that are unobservable generally include: independent broker quotes, references to emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its derivative positions using the standard swap curve which includes a spread to the risk free rate. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with the standard swap curve. As the Company and its significant derivative counterparties consistently execute trades at such pricing levels, additional credit risk adjustments are not currently required in the valuation process. The Company’s ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. The evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

Most inputs for OTC derivatives are mid market inputs but, in certain cases, bid level inputs are used when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company’s derivatives and could materially affect net income.

Embedded Derivatives Within Asset and Liability Host Contracts

Embedded derivatives principally include certain direct, assumed and ceded variable annuity guarantees and equity or bond indexed crediting rates within certain funding agreements. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

The Company issues and assumes certain variable annuity products with guaranteed minimum benefits. GMWBs, GMABs and certain GMIBs are embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within PABs in the consolidated balance sheets.

The fair value of these guarantees is estimated using the present value of projected future benefits minus the present value of projected future fees using actuarial and capital market assumptions including expectations concerning policyholder behavior. A risk neutral valuation methodology is used under which the cash flows from the guarantees are projected under multiple capital market scenarios using observable risk free rates. The valuation of these guarantee liabilities includes adjustments for nonperformance risk and for a risk margin related to non-capital market inputs.

The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife, Inc.’s debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries compared to MetLife, Inc.

Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees. These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in nonperformance risk; and variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

The Company ceded the risk associated with certain of the GMIBs and GMABs previously described. These reinsurance agreements contain embedded derivatives which are included within premiums, reinsurance and other receivables in the consolidated balance sheets with changes in estimated fair value reported in net derivative gains (losses) or policyholder benefits and claims depending on the statement of operations classification of the direct risk. The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with that described previously for the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as previously described in “— Fixed Maturity Securities, Equity Securities, Trading and Other Securities and Short-term Investments.” The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities in the consolidated balance sheets with changes in estimated fair value recorded in net derivative gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

The estimated fair value of the embedded equity and bond indexed derivatives contained in certain funding agreements is determined using market standard swap valuation models and observable market inputs, including an adjustment for nonperformance risk. The estimated fair value of these embedded derivatives are included, along with their funding agreements host, within PABs with changes in estimated fair value recorded in net derivative gains (losses). Changes in equity and bond indices, interest rates and the Company’s credit standing may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

Separate Account Assets

Separate account assets are carried at estimated fair value and reported as a summarized total on the consolidated balance sheets. The estimated fair value of separate account assets is based on the estimated fair value of the underlying assets. Assets within the Company’s separate accounts include: mutual funds, fixed maturity securities, equity securities, mortgage loans, derivatives, hedge funds, other limited partnership interests, short-term investments and cash and cash equivalents. See “— Valuation Techniques and Inputs by Level Within the Three-Level Fair Value Hierarchy by Major Classes of Assets and Liabilities” below for a discussion of the methods and assumptions used to estimate the fair value of these financial instruments.

Long-term Debt of CSEs

The Company has elected the FVO for the long-term debt of CSEs. See “— Valuation Techniques and Inputs by Level Within the Three-Level Fair Value Hierarchy by Major Classes of Assets and Liabilities” below for a discussion of the methods and assumptions used to estimate the fair value of these financial instruments.

Liability Related to Securitized Reverse Residential Mortgage Loans

The Company has elected the FVO for the liability related to securitized reverse residential mortgage loans. See “— Valuation Techniques and Inputs by Level Within the Three-Level Fair Value Hierarchy by Major Classes of Assets and Liabilities” below for a discussion of the methods and assumptions used to estimate the fair value of this financial instrument.

Trading Liabilities

Trading liabilities are recorded at estimated fair value with subsequent changes in estimated fair value recognized in net investment income. The estimated fair value of trading liabilities is determined on a basis consistent with the methodologies described in “— Fixed Maturity Securities, Equity Securities, Trading and Other Securities and Short-term Investments.”

Valuation Techniques and Inputs by Level Within the Three-Level Fair Value Hierarchy by Major Classes of Assets and Liabilities

A description of the significant valuation techniques and inputs to the determination of estimated fair value for the more significant asset and liability classes measured at fair value on a recurring basis is as follows:

The Company determines the estimated fair value of its investments using primarily the market approach and the income approach. The use of quoted prices for identical assets and matrix pricing or other similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. The Company attempts to maximize the use of observable inputs and minimize the use of unobservable inputs in selecting whether the market or income approach is used.

While certain investments have been classified as Level 1 from the use of unadjusted quoted prices for identical investments supported by high volumes of trading activity and narrow bid/ask spreads, most investments have been classified as Level 2 because the significant inputs used to measure the fair value on a recurring basis of the same or similar investment are market observable or can be corroborated using market observable information for the full term of the investment. Level 3 investments include those where estimated fair values are based on significant unobservable inputs that are supported by little or no market activity and may reflect management’s own assumptions about what factors market participants would use in pricing these investments.

Level 1 Measurements:

Fixed Maturity Securities, Equity Securities, Trading and Other Securities and Short-term Investments

These securities are comprised of U.S. Treasury and agency securities, foreign government securities, RMBS principally to-be-announced securities, exchange traded common stock, exchange traded registered mutual fund interests included in trading and other securities and short-term money market securities, including U.S. Treasury bills. Valuation of these securities is based on unadjusted quoted prices in active markets that are readily and regularly available. Contractholder-directed unit-linked investments reported within trading and other securities include certain registered mutual fund interests priced using daily NAV provided by the fund managers.

Derivative Assets and Derivative Liabilities

These assets and liabilities are comprised of exchange-traded derivatives, as well as interest rate forwards to sell certain to-be-announced securities. Valuation of these assets and liabilities is based on unadjusted quoted prices in active markets that are readily and regularly available.

Separate Account Assets

These assets are comprised of (i) securities that are similar in nature to the fixed maturity securities, equity securities and short-term investments referred to above; and (ii) certain exchange-traded derivatives, including financial futures and owned options. Valuation of these assets is based on unadjusted quoted prices in active markets that are readily and regularly available.

Level 2 Measurements:

Fixed Maturity Securities, Equity Securities, Trading and Other Securities and Short-term Investments

This level includes fixed maturity securities and equity securities priced principally by independent pricing services using observable inputs. Trading and other securities and short-term investments within this level are of a similar nature and class to the Level 2 securities described below. Contractholder-directed unit-linked investments reported within trading and other securities include certain mutual fund interests without readily determinable fair values given prices are not published publicly. Valuation of these mutual funds is based upon quoted prices or reported NAV provided by the fund managers, which were based on observable inputs.

U.S. corporate and foreign corporate securities. These securities are principally valued using the market and income approaches. Valuation is based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yields, spreads off benchmark yields, new issuances, issuer rating, duration, and trades of identical or comparable securities. Investment grade privately placed securities are valued using discounted cash flow methodologies using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues that incorporate the credit quality and industry sector of the issuer. This level also includes certain below investment grade privately placed fixed maturity securities priced by independent pricing services that use observable inputs.

Structured securities comprised of RMBS, CMBS and ABS. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market inputs including spreads for actively traded securities, spreads off benchmark yields, expected prepayment speeds and volumes, current and forecasted loss severity, rating, weighted average coupon, weighted average maturity, average delinquency rates, geographic region, debt-service coverage ratios and issuance-specific information including, but not limited to: collateral type, payment terms of the underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

U.S. Treasury and agency securities. These securities are principally valued using the market approach. Valuation is based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques using standard market observable inputs such as benchmark U.S. Treasury yield curve, the spread off the U.S. Treasury curve for the identical security and comparable securities that are actively traded.

Foreign government and state and political subdivision securities. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market observable inputs including benchmark U.S. Treasury or other yields, issuer ratings, broker-dealer quotes, issuer spreads and reported trades of similar securities, including those within the same sub-sector or with a similar maturity or credit rating.

Common and non-redeemable preferred stock. These securities are principally valued using the market approach where market quotes are available but are not considered actively traded. Valuation is based principally on observable inputs including quoted prices in markets that are not considered active.

Commercial Mortgage Loans Held by CSEs

These commercial mortgage loans are principally valued using the market approach. The principal market for these commercial loan portfolios is the securitization market. The Company uses the quoted securitization market price of the obligations of the CSEs to determine the estimated fair value of these commercial loan portfolios. These market prices are determined principally by independent pricing services using observable inputs.

Residential Mortgage Loans Held-For-Sale

Residential mortgage loans held-for-sale are principally valued using the market approach. Valuation is based primarily on readily available observable pricing for securities backed by similar loans. The unobservable adjustments to such prices are insignificant.

Securitized Reverse Residential Mortgage Loans

Securitized reverse residential mortgage loans are principally valued using the market approach. Valuation is based primarily on readily available observable pricing for securities backed by similar fixed-rate loans. The unobservable adjustments to such prices are not significant.

Derivative Assets and Derivative Liabilities

This level includes all types of derivative instruments utilized by the Company with the exception of exchange-traded derivatives and interest rate forwards to sell certain to-be-announced securities included within Level 1 and those derivative instruments with unobservable inputs as described in Level 3. These derivatives are principally valued using an income approach.

Interest rate contracts.

Non-option-based — Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves and repurchase rates.

Option-based — Valuations are based on option pricing models, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves and interest rate volatility.

Foreign currency contracts.

Non-option-based — Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves, currency spot rates and cross currency basis curves.

Option-based — Valuations are based on option pricing models, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves, currency spot rates, cross currency basis curves and currency volatility.

Credit contracts.

Non-option-based — Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, credit curves and recovery rates.

Equity market contracts.

Non-option-based — Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, spot equity index levels and dividend yield curves.

Option-based — Valuations are based on option pricing models, which utilize significant inputs that may include the swap yield curve, spot equity index levels, dividend yield curves and equity volatility.

Embedded Derivatives Contained in Certain Funding Agreements

These derivatives are principally valued using an income approach. Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and the spot equity and bond index level.

Separate Account Assets

These assets are comprised of investments that are similar in nature to the fixed maturity securities, equity securities, short-term investments and derivative assets referred to above. Also included are certain mutual funds and hedge funds without readily determinable fair values given prices are not published publicly. Valuation of the mutual funds and hedge funds is based upon quoted prices or reported NAV provided by the fund managers.

Long-term Debt of CSEs

The estimated fair value of the long-term debt of the Company’s CSEs is based on quoted prices when traded as assets in active markets or, if not available, based on market standard valuation methodologies, consistent with the Company’s methods and assumptions used to estimate the fair value of comparable fixed maturity securities.

Liability Related to Securitized Reverse Residential Mortgage Loans

The estimated fair value of the liability related to securitized reverse residential mortgage loans, is based on quoted prices when traded as assets in active markets or, if not available, based on market standard valuation methodologies, consistent with the Company’s methods and assumptions used to estimate the fair value of comparable financial instruments.

Level 3 Measurements:

In general, investments classified within Level 3 use many of the same valuation techniques and inputs as described in Level 2 Measurements. However, if key inputs are unobservable, or if the investments are less liquid and there is very limited trading activity, the investments are generally classified as Level 3. The use of independent non-binding broker quotations to value investments generally indicates there is a lack of liquidity or a lack of transparency in the process to develop the valuation estimates generally causing these investments to be classified in Level 3.

Fixed Maturity Securities, Equity Securities, Trading and Other Securities and Short-term Investments

This level includes fixed maturity securities and equity securities priced principally by independent broker quotations or market standard valuation methodologies using inputs that are not market observable or cannot be derived principally from or corroborated by observable market data. Trading and other securities and short-term investments within this level are of a similar nature and class to the Level 3 securities described below; accordingly, the valuation techniques and significant market standard observable inputs used in their valuation are also similar to those described below.

U.S. corporate and foreign corporate securities. These securities, including financial services industry hybrid securities classified within fixed maturity securities, are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing or other similar techniques that utilize unobservable inputs or cannot be derived principally from, or corroborated by, observable market data, including illiquidity premiums and spread adjustments to reflect industry trends or specific credit-related issues. Valuations may be based on independent non-binding broker quotations. Generally, below investment grade privately placed or distressed securities included in this level are valued using discounted cash flow methodologies which rely upon significant, unobservable inputs and inputs that cannot be derived principally from, or corroborated by, observable market data.

Structured securities comprised of RMBS, CMBS and ABS. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques that utilize inputs that are unobservable or cannot be derived principally from, or corroborated by, observable market data, or are based on independent non-binding broker quotations. Below investment grade securities and RMBS supported by sub-prime mortgage loans included in this level are valued based on inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2, and certain of these securities are valued based on independent non-binding broker quotations.

Foreign government and state and political subdivision securities. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques, however these securities are less liquid and certain of the inputs are based on very limited trading activity.

Common and non-redeemable preferred stock. These securities, including privately held securities and financial services industry hybrid securities classified within equity securities, are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing or other similar techniques using inputs such as comparable credit rating and issuance structure. Equity securities valuations determined with discounted cash flow methodologies use inputs such as earnings multiples based on comparable public companies, and industry-specific non-earnings based multiples. Certain of these securities are valued based on independent non-binding broker quotations.

Residential Mortgage Loans Held-For-Sale

Residential mortgage loans held-for-sale for which pricing for securities backed by similar loans is not observable, the estimated fair value is determined using unobservable independent broker quotations or valuation models using significant unobservable inputs.

Securitized Reverse Residential Mortgage Loans

Securitized reverse residential mortgage loans for which pricing for securities backed by similar adjustable-rate loans is not observable, the estimated fair value is determined using unobservable independent broker quotations or valuation models using significant unobservable inputs.

MSRs

MSRs, which are valued using an income approach, are carried at estimated fair value and have multiple significant unobservable inputs including assumptions regarding estimates of discount rates, loan prepayments and servicing costs. Sales of MSRs tend to occur in private transactions where the precise terms and conditions of the sales are typically not readily available and observable market valuations are limited. As such, the Company relies primarily on a discounted cash flow model to estimate the fair value of the MSRs. The model requires inputs such as type of loan (fixed vs. variable and agency vs. other), age of loan, loan interest rates and current market interest rates that are generally observable. The model also requires the use of unobservable inputs including assumptions regarding estimates of discount rates, loan prepayments and servicing costs.

Derivative Assets and Derivative Liabilities

These derivatives are principally valued using an income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models. These valuation methodologies generally use the same inputs as described in the corresponding sections above for Level 2 measurements of derivatives. However, these derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.

Interest rate contracts.

Non-option-based — Significant unobservable inputs may include pull through rates on interest rate lock commitments and the extrapolation beyond observable limits of the swap yield curve and LIBOR basis curves.

Option-based — Significant unobservable inputs may include the extrapolation beyond observable limits of the swap yield curve, LIBOR basis curves and interest rate volatility.

Foreign currency contracts.

Non-option-based — Significant unobservable inputs may include the extrapolation beyond observable limits of the swap yield curve, LIBOR basis curves and cross currency basis curves. Certain of these derivatives are valued based on independent non-binding broker quotations.

Option-based — Significant unobservable inputs may include currency correlation and the extrapolation beyond observable limits of the swap yield curve, LIBOR basis curves, cross currency basis curves and currency volatility.

Credit contracts.

Non-option-based — Significant unobservable inputs may include credit spreads, repurchase rates, and the extrapolation beyond observable limits of the swap yield curve and credit curves. Certain of these derivatives are valued based on independent non-binding broker quotations.

Equity market contracts.

Non-option-based — Significant unobservable inputs may include the extrapolation beyond observable limits of dividend yield curves.

Option-based — Significant unobservable inputs may include the extrapolation beyond observable limits of dividend yield curves, equity volatility and unobservable correlations between model inputs. Certain of these derivatives are valued based on independent non-binding broker quotations.

Direct and Assumed Guaranteed Minimum Benefits

These embedded derivatives are principally valued using an income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curve, currency exchange rates and implied volatilities. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the extrapolation beyond observable limits of the swap yield curve and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, nonperformance risk and cost of capital for purposes of calculating the risk margin.

Reinsurance Ceded on Certain Guaranteed Minimum Benefits

These embedded derivatives are principally valued using an income approach. The valuation techniques and significant market standard unobservable inputs used in their valuation are similar to those previously described under “Direct and Assumed Guaranteed Minimum Benefits” and also include counterparty credit spreads.

Embedded Derivatives Within Funds Withheld Related to Certain Ceded Reinsurance

These embedded derivatives are principally valued using an income approach. Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and the fair value of assets within the reference portfolio. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the fair value of certain assets within the reference portfolio which are not observable in the market and cannot be derived principally from, or corroborated by, observable market data.

Separate Account Assets

These assets are comprised of investments that are similar in nature to the fixed maturity securities, equity securities and derivative assets referred to above. Separate account assets within this level also include mortgage loans and other limited partnership interests. The estimated fair value of mortgage loans is determined by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. Other limited partnership interests are valued giving consideration to the value of the underlying holdings of the partnerships and by applying a premium or discount, if appropriate, for factors such as liquidity, bid/ask spreads, the performance record of the fund manager or other relevant variables which may impact the exit value of the particular partnership interest.

Long-term Debt of CSEs

The estimated fair value of the long-term debt of the Company’s CSEs are priced principally through independent broker quotations or market standard valuation methodologies using inputs that are not market observable or cannot be derived from or corroborated by observable market data.

Liability Related to Securitized Reverse Residential Mortgage Loans

The estimated fair value of the liability related to securitized reverse residential mortgage loans is based on quoted prices when traded as assets in less active markets or, if not available, based on market standard valuation methodologies using unobservable inputs, consistent with the Company’s methods and assumptions used to estimate the fair value of comparable financial instruments.

Transfers between Levels 1 and 2:

During the years ended December 31, 2011 and 2010, transfers between Levels 1 and 2 were not significant.

Transfers into or out of Level 3:

Overall, transfers into and/or out of Level 3 are attributable to a change in the observability of inputs. Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable. Transfers into and/or out of any level are assumed to occur at the beginning of the period. Significant transfers into and/or out of Level 3 assets and liabilities for the years ended December 31, 2011 and 2010 are summarized below.

Transfers into Level 3 were due primarily to a lack of trading activity, decreased liquidity and credit ratings downgrades (e.g., from investment grade to below investment grade), which have resulted in decreased transparency of valuations and an increased use of broker quotations and unobservable inputs to determine estimated fair value.

During the year ended December 31, 2011, transfers into Level 3 for fixed maturity securities of $599 million and for separate account assets of $19 million, were principally comprised of certain U.S. and foreign corporate securities and foreign government securities. During the year ended December 31, 2010, transfers into Level 3 for fixed maturity securities of $1.7 billion and for separate account assets of $46 million were principally comprised of certain U.S. and foreign corporate securities and CMBS.

Transfers out of Level 3 resulted primarily from increased transparency of both new issuances that subsequent to issuance and establishment of trading activity, became priced by independent pricing services and existing issuances that, over time, the Company was able to obtain pricing from, or corroborate pricing received from, independent pricing services with observable inputs, or increases in market activity and upgraded credit ratings. With respect to derivatives, transfers out of Level 3 resulted primarily from increased transparency related to the observable portion of the equity volatility surface.

During the year ended December 31, 2011, transfers out of Level 3 for fixed maturity securities of $6.7 billion and for separate account assets of $257 million, were principally comprised of certain ABS, foreign government securities, U.S. and foreign corporate securities, RMBS and CMBS. During the year ended December 31, 2011, transfers out of Level 3 for derivatives of $75 million were principally comprised of equity options. During the year ended December 31, 2010, transfers out of Level 3 for fixed maturity securities of $1.7 billion and for separate account assets of $234 million were principally comprised of certain U.S. and foreign corporate securities, RMBS and ABS.

The following tables summarize the change of all assets and (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3), including realized and unrealized gains (losses) of all assets and (liabilities) and realized and unrealized gains (losses) of all assets and (liabilities) still held at the end of the respective time periods:

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
	Fixed Maturity Securities:
	U.S. Corporate Securities	Foreign Corporate Securities	Foreign Government Securities	RMBS	U.S. Treasury and Agency Securities	CMBS	State and Political Subdivision Securities	ABS	Other Fixed Maturity Securities
	(In millions)
Year Ended December 31, 2011:
Balance, January 1,	$7,149	$5,726	$3,134	$2,541	$79	$1,011	$46	$3,026	$4
Total realized/unrealized gains (losses) included in:
Earnings: (1), (2)
Net investment income	11	27	18	10	—	25	—	24	—
Net investment gains (losses)	17	(9)	—	(41)	—	(16)	—	(18)	—
Net derivative gains (losses)	—	—	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	—	—	—
Policyholder benefits and claims	—	—	—	—	—	—	—	—	—
Other expenses	—	—	—	—	—	—	—	—	—
Other comprehensive income (loss)	327	(66)	—	(5)	3	71	(8)	81	—
Purchases (3)	912	1,740	529	393	6	283	11	1,033	—
Sales (3)	(887)	(2,094)	(179)	(213)	(1)	(178)	(4)	(659)	(4)
Issuances (3)	—	—	—	—	—	—	—	—	—
Settlements (3)	—	—	—	—	—	—	—	—	—
Transfers into Level 3 (4)	169	211	123	20	—	52	10	14	—
Transfers out of Level 3 (4)	(914)	(1,165)	(1,303)	(1,103)	(56)	(495)	(2)	(1,651)	—

Balance, December 31,	$6,784	$4,370	$2,322	$1,602	$31	$753	$53	$1,850	$—

Changes in unrealized gains (losses) relating to assets and liabilities still held at December 31, 2011 included in earnings:
Net investment income	$10	$19	$18	$11	$—	$24	$—	$20	$—
Net investment gains (losses)	$(27)	$(31)	$(3)	$(41)	$—	$(14)	$—	$(10)	$—
Net derivative gains (losses)	$—	$—	$—	$—	$—	$—	$—	$—	$—
Other revenues	$—	$—	$—	$—	$—	$—	$—	$—	$—
Policyholder benefits and claims	$—	$—	$—	$—	$—	$—	$—	$—	$—
Other expenses	$—	$—	$—	$—	$—	$—	$—	$—	$—

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
	Equity Securities:		Trading and Other Securities:			Short-term Investments	Residential Mortgage Loans Held- for-sale	Securitized Reverse Residential Mortgage Loans
	Common Stock	Non- redeemable Preferred Stock	Actively Traded Securities	FVO General Account Securities	FVO Contractholder- directed Unit-linked Investments
	(In millions)
Year Ended December 31, 2011:
Balance, January 1,	$268	$905	$10	$77	$735	$858	$24	$—
Total realized/unrealized gains (losses) included in:
Earnings: (1), (2)
Net investment income	—	—	—	(7)	5	3	—	—
Net investment gains (losses)	14	(71)	—	—	—	(2)	—	—
Net derivative gains (losses)	—	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	5	—
Policyholder benefits and claims	—	—	—	—	—	—	—	—
Other expenses	—	—	—	—	—	—	—	—
Other comprehensive income (loss)	5	5	—	—	—	2	—	—
Purchases (3)	106	3	—	—	1,246	600	3	—
Sales (3)	(46)	(416)	(8)	(33)	(478)	(870)	—	—
Issuances (3)	—	—	—	—	—	—	175	1,186
Settlements (3)	—	—	—	—	—	—	(87)	—
Transfers into Level 3 (4)	—	12	—	—	121	—	109	—
Transfers out of Level 3 (4)	(66)	—	(2)	(14)	(243)	(1)	(1)	—

Balance, December 31,	$281	$438	$—	$23	$1,386	$590	$228	$1,186

Changes in unrealized gains (losses) relating to assets and liabilities still held at December 31, 2011 included in earnings:
Net investment income	$—	$—	$—	$(8)	$(4)	$—	$—	$—
Net investment gains (losses)	$(6)	$(19)	$—	$—	$—	$(1)	$—	$—
Net derivative gains (losses)	$—	$—	$—	$—	$—	$—	$—	$—
Other revenues	$—	$—	$—	$—	$—	$—	$5	$—
Policyholder benefits and claims	$—	$—	$—	$—	$—	$—	$—	$—
Other expenses	$—	$—	$—	$—	$—	$—	$—	$—

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
	MSRs (5), (6)	Net Derivatives: (7)				Net Embedded Derivatives (8)	Separate Account Assets (9)	Long-term Debt of CSEs
		Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Market Contracts				Liability Related to Securitized Reverse Mortgage Loans
	(In millions)
Year Ended December 31, 2011:
Balance, January 1,	$950	$(86)	$73	$44	$142	$(2,438)	$1,983	$(184)	$—
Total realized/unrealized gains (losses) included in:
Earnings: (1), (2)
Net investment income	—	—	—	—	(3)	—	—	—	—
Net investment gains (losses)	—	—	—	—	—	—	39	(8)	—
Net derivative gains (losses)	—	41	(28)	(43)	601	(1,277)	—	—	—
Other revenues	(314)	62	—	—	—	—	—	—	—
Policyholder benefits and claims	—	—	—	—	7	86	—	—	—
Other expenses	—	—	—	—	—	—	—	—	—
Other comprehensive income (loss)	—	329	—	14	1	(119)	—	—	—
Purchases (3)	—	(1)	—	1	228	—	284	—	—
Sales (3)	—	—	—	—	—	—	(743)	—	—
Issuances (3)	173	—	—	(3)	(4)	—	—	—	(1,175)
Settlements (3)	(143)	(44)	(1)	(12)	(8)	(455)	—	76	—
Transfers into Level 3 (4)	—	(1)	—	—	—	—	19	—	—
Transfers out of Level 3 (4)	—	—	—	—	(75)	—	(257)	—	—

Balance, December 31,	$666	$300	$44	$1	$889	$(4,203)	$1,325	$(116)	$(1,175)

Changes in unrealized gains (losses) relating to assets and liabilities still held at December 31, 2011 included in earnings:
Net investment income	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net investment gains (losses)	$—	$—	$—	$—	$—	$—	$—	$(8)	$—
Net derivative gains (losses)	$—	$24	$(24)	$(42)	$601	$(1,303)	$—	$—	$—
Other revenues	$(282)	$68	$—	$—	$—	$—	$—	$—	$—
Policyholder benefits and claims	$—	$—	$—	$—	$7	$94	$—	$—	$—
Other expenses	$—	$—	$—	$—	$—	$—	$—	$—	$—

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
	Fixed Maturity Securities:
	U.S. Corporate Securities	Foreign Corporate Securities	Foreign Government Securities	RMBS	U.S. Treasury and Agency Securities	CMBS	State and Political Subdivision Securities	ABS	Other Fixed Maturity Securities
	(In millions)
Year Ended December 31, 2010:
Balance, January 1,	$6,694	$5,244	$378	$2,884	$37	$139	$69	$1,659	$6
Total realized/unrealized gains (losses) included in:
Earnings: (1), (2)
Net investment income	22	15	6	64	—	1	—	9	1
Net investment gains (losses)	(13)	(34)	(5)	(59)	—	(6)	—	(40)	—
Net derivative gains (losses)	—	—	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	—	—	—
Policyholder benefits and claims	—	—	—	—	—	—	—	—	—
Other expenses	—	—	—	—	—	—	—	—	—
Other comprehensive income (loss)	277	318	(95)	305	2	89	(2)	168	2
Purchases, sales, issuances and settlements (3)	(415)	305	2,965	(445)	(6)	684	9	1,435	(5)
Transfers into Level 3 (4)	898	502	40	91	46	132	—	28	—
Transfers out of Level 3 (4)	(314)	(624)	(155)	(299)	—	(28)	(30)	(233)	—

Balance, December 31,	$7,149	$5,726	$3,134	$2,541	$79	$1,011	$46	$3,026	$4

Changes in unrealized gains (losses) relating to assets and liabilities still held at December 31, 2010 included in earnings:
Net investment income	$13	$15	$10	$63	$—	$1	$—	$9	$1
Net investment gains (losses)	$(44)	$(43)	$—	$(29)	$—	$(6)	$—	$(23)	$—
Net derivative gains (losses)	$—	$—	$—	$—	$—	$—	$—	$—	$—
Other revenues	$—	$—	$—	$—	$—	$—	$—	$—	$—
Policyholder benefits and claims	$—	$—	$—	$—	$—	$—	$—	$—	$—
Other expenses	$—	$—	$—	$—	$—	$—	$—	$—	$—

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
	Equity Securities:		Trading and Other Securities:			Short-term Investments	Residential Mortgage Loans Held- for-sale	MSRs (5), (6)
	Common Stock	Non- redeemable Preferred Stock	Actively Traded Securities	FVO General Account Securities	FVO Contractholder- directed Unit-linked Investments
	(In millions)
Year Ended December 31, 2010:
Balance, January 1,	$136	$1,102	$32	$51	$—	$23	$25	$878
Total realized/unrealized gains (losses) included in:
Earnings: (1), (2)
Net investment income	—	—	—	8	(15)	2	—	—
Net investment gains (losses)	5	46	—	—	—	—	—	—
Net derivative gains (losses)	—	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	(2)	(79)
Policyholder benefits and claims	—	—	—	—	—	—	—	—
Other expenses	—	—	—	—	—	—	—	—
Other comprehensive income (loss)	7	12	—	—	—	(9)	—	—
Purchases, sales, issuances and settlements (3)	128	(250)	(22)	(1)	750	842	—	151
Transfers into Level 3 (4)	1	—	—	37	—	—	10	—
Transfers out of Level 3 (4)	(9)	(5)	—	(18)	—	—	(9)	—

Balance, December 31,	$268	$905	$10	$77	$735	$858	$24	$950

Changes in unrealized gains (losses) relating to assets and liabilities still held at December 31, 2010 included in earnings:
Net investment income	$—	$—	$—	$12	$(15)	$2	$—	$—
Net investment gains (losses)	$(2)	$(3)	$—	$—	$—	$—	$—	$—
Net derivative gains (losses)	$—	$—	$—	$—	$—	$—	$—	$—
Other revenues	$—	$—	$—	$—	$—	$—	$(2)	$(28)
Policyholder benefits and claims	$—	$—	$—	$—	$—	$—	$—	$—
Other expenses	$—	$—	$—	$—	$—	$—	$—	$—

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
	Net Derivatives: (7)				Net Embedded Derivatives (8)	Separate Account Assets (9)	Long-term Debt of CSEs (10)
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Market Contracts
	(In millions)
Year Ended December 31, 2010:
Balance, January 1,	$7	$108	$42	$199	$(1,455)	$1,797	$—
Total realized/unrealized gains (losses) included in:
Earnings: (1), (2)
Net investment income	—	—	—	—	—	—	—
Net investment gains (losses)	—	—	—	—	—	132	48
Net derivative gains (losses)	36	46	4	(88)	(343)	—	—
Other revenues	1	—	—	—	—	—	—
Policyholder benefits and claims	—	—	—	—	8	—	—
Other expenses	—	(4)	—	—	—	—	—
Other comprehensive income (loss)	(107)	2	13	11	(226)	—	—
Purchases, sales, issuances and settlements (3)	(23)	(57)	(15)	20	(422)	242	(232)
Transfers into Level 3 (4)	—	—	—	—	—	46	—
Transfers out of Level 3 (4)	—	(22)	—	—	—	(234)	—

Balance, December 31,	$(86)	$73	$44	$142	$(2,438)	$1,983	$(184)

Changes in unrealized gains (losses) relating to assets and liabilities still held at December 31, 2010 included in earnings:
Net investment income	$—	$—	$—	$—	$—	$—	$—
Net investment gains (losses)	$—	$—	$—	$—	$—	$—	$48
Net derivative gains (losses)	$36	$45	$6	$(82)	$(363)	$—	$—
Other revenues	$5	$—	$—	$—	$—	$—	$—
Policyholder benefits and claims	$—	$—	$—	$—	$8	$—	$—
Other expenses	$—	$—	$—	$—	$—	$—	$—

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
	Fixed Maturity Securities:
	U.S. Corporate Securities	Foreign Corporate Securities	Foreign Government Securities	RMBS	U.S. Treasury and Agency Securities	CMBS	State and Political Subdivision Securities	ABS	Other Fixed Maturity Securities
	(In millions)
Year Ended December 31, 2009:
Balance, January 1,	$7,498	$5,906	$386	$1,655	$88	$260	$123	$1,383	$40
Total realized/unrealized gains (losses) included in:
Earnings: (1), (2)
Net investment income	15	(4)	12	36	—	1	—	2	1
Net investment gains (losses)	(444)	(326)	(52)	(27)	—	(37)	—	(101)	—
Net derivative gains (losses)	—	—	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	—	—	—
Policyholder benefits and claims	—	—	—	—	—	—	—	—	—
Other expenses	—	—	—	—	—	—	—	—	—
Other comprehensive income (loss)	940	1,515	53	210	(1)	53	7	473	—
Purchases, sales, issuances and settlements (3)	(1,359)	(519)	12	1,126	(29)	(44)	(19)	(139)	(35)
Transfers into and/or out of level 3 (4)	44	(1,328)	(33)	(116)	(21)	(94)	(42)	41	—

Balance, December 31,	$6,694	$5,244	$378	$2,884	$37	$139	$69	$1,659	$6

Changes in unrealized gains (losses) relating to assets and liabilities still held at December 31, 2009 included in earnings:
Net investment income	$18	$(3)	$11	$36	$—	$1	$—	$2	$1
Net investment gains (losses)	$(412)	$(176)	$—	$(82)	$—	$(61)	$—	$(48)	$—
Net derivative gains (losses)	$—	$—	$—	$—	$—	$—	$—	$—	$—
Other revenues	$—	$—	$—	$—	$—	$—	$—	$—	$—
Policyholder benefits and claims	$—	$—	$—	$—	$—	$—	$—	$—	$—
Other expenses	$—	$—	$—	$—	$—	$—	$—	$—	$—

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
	Equity Securities:
	Common Stock	Non- redeemable Preferred Stock	Trading and Other Securities	Short-term Investments	Residential Mortgage Loans Held- for-sale	MSRs (5), (6)
	(In millions)
Year Ended December 31, 2009:
Balance, January 1,	$105	$1,274	$175	$100	$177	$191
Total realized/unrealized gains (losses) included in:
Earnings: (1), (2)
Net investment income	—	—	16	—	—	—
Net investment gains (losses)	(2)	(357)	—	(21)	—	—
Net derivative gains (losses)	—	—	—	—	—	—
Other revenues	—	—	—	—	(3)	172
Policyholder benefits claims	—	—	—	—	—	—
Other expenses	—	—	—	—	—	—
Other comprehensive income (loss)	6	486	—	—	—	—
Purchases, sales, issuances and settlements (3)	23	(256)	(108)	(51)	2	515
Transfers into and/or out of level 3 (4)	4	(45)	—	(5)	(151)	—

Balance, December 31,	$136	$1,102	$83	$23	$25	$878

Changes in unrealized gains (losses) relating to assets and liabilities still held at December 31, 2009 included in earnings:
Net investment income	$—	$—	$15	$—	$—	$—
Net investment gains (losses)	$(1)	$(168)	$—	$1	$—	$—
Net derivative gains (losses)	$—	$—	$—	$—	$—	$—
Other revenues	$—	$—	$—	$—	$(3)	$147
Policyholder benefits and claims	$—	$—	$—	$—	$—	$—
Other expenses	$—	$—	$—	$—	$—	$—

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
	Net Derivatives (7)	Net Embedded Derivatives (8)	Separate Account Assets (9)	Long-term Debt CSEs
	(In millions)
Year Ended December 31, 2009:
Balance, January 1,	$2,547	$(2,929)	$1,677	$—
Total realized/unrealized gains (losses) included in:
Earnings: (1), (2)
Net investment income	(13)	—	—	—
Net investment gains (losses)	—	—	(223)	—
Net derivative gains (losses)	(225)	1,716	—	—
Other revenues	(33)	—	—	—
Policyholder benefits and claims	—	(114)	—	—
Other expenses	(2)	—	—	—
Other comprehensive income (loss)	(11)	15	—	—
Purchases, sales, issuances and settlements (3)	97	(143)	478	—
Transfers into and/or out of level 3 (4)	(2,004)	—	(135)	—

Balance, December 31,	$356	$(1,455)	$1,797	$—

Changes in unrealized gains (losses) relating to assets and liabilities still held at December 31, 2009 included in earnings:
Net investment income	$(13)	$—	$—	$—
Net investment gains (losses)	$—	$—	$—	$—
Net derivative gains (losses)	$(194)	$1,697	$—	$—
Other revenues	$5	$—	$—	$—
Policyholder benefits and claims	$—	$(114)	$—	$—
Other expenses	$(2)	$—	$—	$—

(1)

Amortization of premium/discount is included within net investment income. Impairments charged to earnings on securities and certain mortgage loans are included within net investment gains (losses) while changes in estimated fair value of certain mortgage loans and MSRs are recorded in other revenues. Lapses associated with net embedded derivatives are included within net derivative gains (losses).

(2)	Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

(3)

The amount reported within purchases, sales, issuances and settlements is the purchase or issuance price and the sales or settlement proceeds based upon the actual date purchased or issued and sold or settled, respectively. Items purchased/issued and sold/settled in the same period are excluded from the rollforward. For the year ended December 31, 2011, fees attributed to net embedded derivatives are included within settlements. For the years ended December 31, 2010 and 2009, fees attributed to net embedded derivatives are included within purchases, sales, issuances and settlements. Purchases, sales, issuances and settlements for the year ended December 31, 2010 include financial instruments acquired from ALICO as follows: $5.4 billion of fixed maturity securities, $68 million of equity securities, $582 million of trading and other securities, $216 million of short-term investments, ($10) million of net derivatives, $244 million of separate account assets and ($116) million of net embedded derivatives.

(4)

Total gains and losses (in earnings and other comprehensive income (loss)) are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and/or out of Level 3 in the same period are excluded from the rollforward.

(5)

The additions for purchases, originations and issuances and the reductions for loan payments, sales and settlements, affecting MSRs were $173 million and ($143) million, respectively, for the year ended December 31, 2011. The additions for purchases, originations and issuances and the reductions for loan payments, sales and settlements, affecting MSRs were $330 million and ($179) million, respectively, for the year ended December 31, 2010. The additions for purchases, originations and issuances and the reductions for loan payments, sales and settlements, affecting MSRs were $628 million and ($113) million, respectively, for the year ended December 31, 2009.

(6)

The changes in estimated fair value due to changes in valuation model inputs or assumptions were ($314) million, ($79) million and $172 million for the years ended December 31, 2011, 2010 and 2009, respectively. For the years ended December 31, 2011, 2010 and 2009 there were no other changes in estimated fair value affecting MSRs.

(7)	Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

(8)	Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

(9)

Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders within separate account liabilities. Therefore, such changes in estimated fair value are not recorded in net income. For the purpose of this disclosure, these changes are presented within net investment gains (losses).

(10)	The long-term debt of the CSEs at January 1, 2010 is reported within the purchases, sales, issuances and settlements caption of the rollforward.

Fair Value Option

Residential Mortgage Loans Held-For-Sale

The following table presents residential mortgage loans held-for-sale carried under the FVO at:

	December 31,
	2011	2010
	(In millions)
Unpaid principal balance	$2,935	$2,473
Excess of estimated fair value over unpaid principal balance	129	37

Carrying value at estimated fair value	$3,064	$2,510

Loans in non-accrual status	$3	$2
Loans more than 90 days past due	$20	$3
Loans in non-accrual status or more than 90 days past due, or both — difference between aggregate estimated fair value and unpaid principal balance	$(2)	$(1)

Residential mortgage loans held-for-sale accounted for under the FVO are initially measured at estimated fair value. Interest income on residential mortgage loans held-for-sale is recorded based on the stated rate of the loan and is recorded in net investment income. Gains and losses from initial measurement, subsequent changes in estimated fair value and gains or losses on sales are recognized in other revenues. Such changes in estimated fair value for these loans were due to the following:

	Years Ended December 31,
	2011	2010	2009
	(In millions)
Instrument-specific credit risk based on changes in credit spreads for non-agency loans and adjustments in individual loan quality	$(3)	$(1)	$(2)
Other changes in estimated fair value	511	487	600

Total gains (losses) recognized in other revenues	$508	$486	$598

Securitized Reverse Residential Mortgage Loans

The following table presents securitized reverse residential mortgage loans carried under the FVO at:

December 31, 2011
(In millions)
Unpaid principal balance	$6,914
Excess of estimated fair value over unpaid principal balance	738

Carrying value at estimated fair value	$7,652

Loans in non-accrual status	$—
Loans more than 90 days past due	$59
Loans in non-accrual status or more than 90 days past due, or both — difference between aggregate estimated fair value and unpaid principal balance	$—

Securitized reverse residential mortgage loans accounted for under the FVO are initially measured at estimated fair value. Gains and losses from initial measurement and subsequent changes in estimated fair value are recognized in other revenues.

The following table presents the liability related to securitized reverse residential mortgage loans carried under the FVO at:

December 31, 2011
(In millions)
Contractual principal balance	$6,914
Excess of estimated fair value over contractual principal balance	712

Carrying value at estimated fair value	$7,626

The liability related to securitized reverse residential mortgage loans accounted for under the FVO is initially measured at estimated fair value. Gains and losses from initial measurement and subsequent changes in estimated fair value are recognized in other revenues.

Assets and Liabilities Held by CSEs

The Company has elected the FVO for the following assets and liabilities held by CSEs: commercial mortgage loans, securities and long-term debt. Information on the estimated fair value of the securities classified as trading and other securities is presented in Note 3. The following table presents these commercial mortgage loans carried under the FVO at:

	December 31,
	2011	2010
	(In millions)
Unpaid principal balance	$3,019	$6,636
Excess of estimated fair value over unpaid principal balance	119	204

Carrying value at estimated fair value	$3,138	$6,840

The following table presents the long-term debt carried under the FVO related to both the commercial mortgage loans and securities classified as trading and other securities at:

	December 31,
	2011	2010
	(In millions)
Contractual principal balance	$2,954	$6,619
Excess of estimated fair value over contractual principal balance	114	201

Carrying value at estimated fair value	$3,068	$6,820

Interest income on both commercial mortgage loans and securities classified as trading and other securities held by CSEs is recorded in net investment income. Interest expense on long-term debt of CSEs is recorded in other expenses. Gains and losses from initial measurement, subsequent changes in estimated fair value and gains or losses on sales of both the commercial mortgage loans and long-term debt are recognized in net investment gains (losses). See Note 3.

Non-Recurring Fair Value Measurements

Certain assets are measured at estimated fair value on a non-recurring basis and are not included in the tables presented above. The amounts below relate to certain investments measured at estimated fair value during the period and still held at the reporting dates.

	Years Ended December 31,
	2011			2010			2009
	Carrying Value Prior to Measurement	Estimated Fair Value After Measurement	Net Investment Gains (Losses)	Carrying Value Prior to Measurement	Estimated Fair Value After Measurement	Net Investment Gains (Losses)	Carrying Value Prior to Measurement	Estimated Fair Value After Measurement	Net Investment Gains (Losses)
	(In millions)
Mortgage loans: (1)
Held-for-investment	$166	$151	$(15)	$179	$164	$(15)	$294	$202	$(92)
Held-for-sale	61	58	(3)	35	33	(2)	9	8	(1)

Mortgage loans, net	$227	$209	$(18)	$214	$197	$(17)	$303	$210	$(93)

Other limited partnership interests (2)	$18	$13	$(5)	$35	$23	$(12)	$915	$561	$(354)
Real estate joint ventures (3)	$—	$—	$—	$33	$8	$(25)	$175	$93	$(82)
Goodwill (4)	$65	$—	$(65)	$—	$—	$—	$—	$—	$—

(1)

Mortgage loans — The impaired mortgage loans presented above were written down to their estimated fair values at the date the impairments were recognized and are reported as losses above. Subsequent improvements in estimated fair value on previously impaired loans recorded through a reduction in the previously established valuation allowance are reported as gains above. Estimated fair values for impaired mortgage loans are based on observable market prices or, if the loans are in foreclosure or are otherwise determined to be collateral dependent, on the estimated fair value of the underlying collateral, or the present value of the expected future cash flows. Impairments to estimated fair value and decreases in previous impairments from subsequent improvements in estimated fair value represent non-recurring fair value measurements that have been categorized as Level 3 due to the lack of price transparency inherent in the limited markets for such mortgage loans.

(2)

Other limited partnership interests — The impaired investments presented above were accounted for using the cost method. Impairments on these cost method investments were recognized at estimated fair value determined from information provided in the financial statements of the underlying entities in the period in which the impairment was incurred. These impairments to estimated fair value represent non-recurring fair value measurements that have been classified as Level 3 due to the limited activity and price transparency inherent in the market for such investments. This category includes several private equity and debt funds that typically invest primarily in a diversified pool of investments using certain investment strategies including domestic and international leveraged buyout funds; power, energy, timber and infrastructure development funds; venture capital funds; and below investment grade debt and mezzanine debt funds. The estimated fair values of these investments have been determined using the NAV of the Company’s ownership interest in the partners’ capital. Distributions from these investments will be generated from investment gains, from operating income from the underlying investments of the funds and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next two to 10 years. Unfunded commitments for these investments were $4 million and $34 million at December 31, 2011 and 2010, respectively.

(3)

Real estate joint ventures — The impaired investments presented above were accounted for using the cost method. Impairments on these cost method investments were recognized at estimated fair value determined from information provided in the financial statements of the underlying entities in the period in which the impairment was incurred. These impairments to estimated fair value represent non-recurring fair value measurements that have been classified as Level 3 due to the limited activity and price transparency inherent in the market for such investments. This category includes several real estate funds that typically invest primarily in commercial real estate. The estimated fair values of these investments have been determined using the NAV of the Company’s ownership interest in the partners’ capital. Distributions from these investments will be generated from investment gains, from operating income from the underlying investments of the funds and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next two to 10 years. There were no unfunded commitments for these investments at December 31, 2011. Unfunded commitments for these investments were $6 million at December 31, 2010.

(4)

Goodwill — As discussed in Notes 2 and 7, the Company recorded an impairment of goodwill associated with MetLife Bank. This impairment has been categorized as Level 3 due to the significant unobservable inputs used in the determination of the associated estimated fair value.

Fair Value of Financial Instruments

Amounts related to the Company’s financial instruments that were not measured at fair value on a recurring basis, were as follows:

	December 31,
	2011			2010
	Notional Amount	Carrying Value	Estimated Fair Value	Notional Amount	Carrying Value	Estimated Fair Value
	(In millions)
Assets:
Mortgage loans: (1)
Held-for-investment		$53,777	$56,422		$52,136	$53,927
Held-for-sale		4,462	4,462		811	811

Mortgage loans, net		$58,239	$60,884		$52,947	$54,738
Policy loans		$11,892	$14,213		$11,761	$13,253
Real estate joint ventures (2)		$130	$183		$451	$482
Other limited partnership interests (2)		$1,318	$1,656		$1,539	$1,619
Short-term investments (3)		$450	$450		$819	$819
Other invested assets (2)		$1,434	$1,434		$1,490	$1,490
Cash and cash equivalents		$10,461	$10,461		$12,957	$12,957
Accrued investment income		$4,344	$4,344		$4,328	$4,328
Premiums, reinsurance and other receivables (2)		$4,639	$5,232		$3,752	$4,048
Other assets (2)		$310	$308		$466	$453
Assets of subsidiaries held-for-sale (2)		$—	$—		$3,068	$3,068
Liabilities:
PABs (2)		$146,890	$153,304		$146,822	$152,745
Payables for collateral under securities loaned and other transactions		$33,716	$33,716		$27,272	$27,272
Bank deposits		$10,507	$10,507		$10,316	$10,371
Short-term debt		$686	$686		$306	$306
Long-term debt (2), (4)		$20,587	$22,514		$20,734	$21,892
Collateral financing arrangements		$4,647	$4,136		$5,297	$4,757
Junior subordinated debt securities		$3,192	$3,491		$3,191	$3,461
Other liabilities (2), (5)		$4,087	$4,087		$2,777	$2,777
Separate account liabilities (2)		$49,610	$49,610		$42,160	$42,160
Liabilities of subsidiaries held-for-sale (2)		$—	$—		$105	$105
Commitments: (6)
Mortgage loan commitments	$4,129	$—	$3	$3,754	$—	$(17)
Commitments to fund bank credit facilities, bridge loans and private corporate bond investments	$1,432	$—	$51	$2,437	$—	$—

(1)

Mortgage loans held-for-investment as presented in the table above differ from the amounts presented in the consolidated balance sheets because this table does not include commercial mortgage loans held by CSEs, which are accounted for under the FVO.

Mortgage loans held-for-sale as presented in the table above differ from the amounts presented in the consolidated balance sheets because this table only includes mortgage loans that were previously designated as held-for-investment but now are designated as held-for-sale and stated at lower of amortized cost or estimated fair value.

(2)

Carrying values presented herein differ from those presented in the consolidated balance sheets because certain items within the respective financial statement caption are not considered financial instruments. Financial statement captions excluded from the table above are not considered financial instruments.

(3)

Short-term investments as presented in the table above differ from the amounts presented in the consolidated balance sheets because this table does not include short-term investments that meet the definition of a security, which are measured at estimated fair value on a recurring basis.

(4)	Long-term debt as presented in the table above does not include long-term debt of CSEs, which is accounted for under the FVO.

(5)

Other liabilities as presented in the table above differ from the amounts presented in the consolidated balance sheets because certain items within other liabilities are not considered financial instruments and this table does not include the liability related to securitized reverse residential mortgage loans, which are accounted for under the FVO.

(6)	Commitments are off-balance sheet obligations. Negative estimated fair values represent off-balance sheet liabilities.

The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

The assets and liabilities measured at estimated fair value on a recurring basis include: fixed maturity securities, equity securities, trading and other securities, certain short-term investments, mortgage loans held by CSEs, mortgage loans held-for-sale accounted for under the FVO, MSRs, derivative assets and liabilities, net embedded derivatives within asset and liability host contracts, separate account assets, long-term debt of CSEs and trading liabilities. These assets and liabilities are described in the section “— Recurring Fair Value Measurements” and, therefore, are excluded from the table above. The estimated fair value for these financial instruments approximates carrying value.

Mortgage Loans

These mortgage loans are principally comprised of commercial and agricultural mortgage loans, which are originated for investment purposes and are primarily carried at amortized cost. Residential mortgage loans are generally purchased from third parties for investment purposes and are principally carried at amortized cost. Mortgage loans originally held-for-investment, but subsequently held-for-sale are carried at the lower of cost or estimated fair value, or for collateral dependent loans, estimated fair value less expected disposition costs. The estimated fair values of these mortgage loans are determined as follows:

Mortgage loans held-for-investment. — For commercial and agricultural mortgage loans held-for-investment and carried at amortized cost, estimated fair value was primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk. For residential mortgage loans held-for-investment and carried at amortized cost, estimated fair value is primarily determined from observable pricing for similar loans.

Mortgage loans held-for-sale. — Certain mortgage loans previously classified as held-for-investment have been designated as held-for-sale. For these mortgage loans, estimated fair value is determined using independent broker quotations or values provided by independent valuation specialists, or, when the mortgage loan is in foreclosure or otherwise determined to be collateral dependent, the fair value of the underlying collateral is estimated using internal models.

Policy Loans

For policy loans with fixed interest rates, estimated fair values are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed by applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. The estimated fair value for policy loans with variable interest rates approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

Real Estate Joint Ventures and Other Limited Partnership Interests

Real estate joint ventures and other limited partnership interests included in the preceding table consist of those investments accounted for using the cost method. The remaining carrying value recognized in the consolidated balance sheets represents investments in real estate carried at cost less accumulated depreciation, or real estate joint ventures and other limited partnership interests accounted for using the equity method, which do not meet the definition of financial instruments for which fair value is required to be disclosed.

The estimated fair values for real estate joint ventures and other limited partnership interests accounted for under the cost method are generally based on the Company’s share of the NAV as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

Short-term Investments

Certain short-term investments do not qualify as securities and are recognized at amortized cost in the consolidated balance sheets. For these instruments, the Company believes that there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, short-term investments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality and the Company has determined additional adjustment is not required.

Other Invested Assets

Other invested assets within the preceding table are principally comprised of funds withheld, various interest-bearing assets held in foreign subsidiaries and certain amounts due under contractual indemnifications.

For funds withheld and the various interest-bearing assets held in foreign subsidiaries, the Company evaluates the specific facts and circumstances of each instrument to determine the appropriate estimated fair values. These estimated fair values were not materially different from the recognized carrying values.

Cash and Cash Equivalents

Due to the short-term maturities of cash and cash equivalents, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value generally approximates carrying value. In light of recent market conditions, cash and cash equivalent instruments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality, or sufficient solvency in the case of depository institutions, and the Company has determined additional adjustment is not required.

Accrued Investment Income

Due to the short term until settlement of accrued investment income, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, the Company has monitored the credit quality of the issuers and has determined additional adjustment is not required.

Premiums, Reinsurance and Other Receivables

Premiums, reinsurance and other receivables in the preceding table are principally comprised of certain amounts recoverable under reinsurance agreements, amounts on deposit with financial institutions to facilitate daily settlements related to certain derivative positions and amounts receivable for securities sold but not yet settled.

Premiums receivable and those amounts recoverable under reinsurance agreements determined to transfer significant risk are not financial instruments subject to disclosure and thus have been excluded from the amounts presented in the preceding table. Amounts recoverable under ceded reinsurance agreements, which the Company has determined do not transfer significant risk such that they are accounted for using the deposit method of accounting, have been included in the preceding table. The estimated fair value is determined as the present value of expected future cash flows, which were discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

The amounts on deposit for derivative settlements essentially represent the equivalent of demand deposit balances and amounts due for securities sold are generally received over short periods such that the estimated fair value approximates carrying value. In light of recent market conditions, the Company has monitored the solvency position of the financial institutions and has determined additional adjustments are not required.

Other Assets

Other assets in the preceding table are primarily composed of a receivable for cash paid to an unaffiliated financial institution under the MetLife Reinsurance Company of Charleston (“MRC”) collateral financing arrangement as described in Note 12. The estimated fair value of the receivable for the cash paid to the unaffiliated financial institution under the MRC collateral financing arrangement is determined by discounting the expected future cash flows using a discount rate that reflects the credit rating of the unaffiliated financial institution. The amounts excluded from the preceding table are not considered financial instruments subject to disclosure.

PABs

PABs in the table above include investment contracts. Embedded derivatives on investment contracts and certain variable annuity guarantees accounted for as embedded derivatives are included in this caption in the consolidated financial statements but excluded from this caption in the table above as they are separately presented in “— Recurring Fair Value Measurements.” The remaining difference between the amounts reflected as PABs in the preceding table and those recognized in the consolidated balance sheets represents those amounts due under contracts that satisfy the definition of insurance contracts and are not considered financial instruments.

The investment contracts primarily include certain funding agreements, fixed deferred annuities, modified guaranteed annuities, fixed term payout annuities and total control accounts. The fair values for these investment contracts are estimated by discounting best estimate future cash flows using current market risk-free interest rates and adding a spread to reflect the nonperformance risk in the liability.

Payables for Collateral Under Securities Loaned and Other Transactions

The estimated fair value for payables for collateral under securities loaned and other transactions approximates carrying value. The related agreements to loan securities are short-term in nature such that the Company believes there is limited risk of a material change in market interest rates. Additionally, because borrowers are cross-collateralized by the borrowed securities, the Company believes no additional consideration for changes in nonperformance risk are necessary.

Bank Deposits

Due to the frequency of interest rate resets on customer bank deposits held in money market accounts, the Company believes that there is minimal risk of a material change in interest rates such that the estimated fair value approximates carrying value. For time deposits, estimated fair values are estimated by discounting the expected cash flows to maturity using discount rates based on the LIBOR/swap curve at the date of the valuation. The Company has taken into consideration the sale price for the pending disposition of most of the depository business of MetLife Bank to determine the estimated fair value of bank deposits at December 31, 2011. See Note 2.

Short-term and Long-term Debt, Collateral Financing Arrangements and Junior Subordinated Debt Securities

The estimated fair value for short-term debt approximates carrying value due to the short-term nature of these obligations. The determination of estimated fair values of collateral financing arrangements takes into account valuations obtained from the counterparties to the arrangements, as part of the collateral management process. The estimated fair values of long-term debt and junior subordinated debt securities are generally determined by discounting expected future cash flows using market rates currently available for debt with similar remaining maturities and reflecting the credit risk of the Company, including inputs when available, from actively traded debt of the Company or other companies with similar types of borrowing arrangements. Risk-adjusted discount rates applied to the expected future cash flows can vary significantly based upon the specific terms of each individual arrangement, including, but not limited to: subordinated rights, contractual interest rates in relation to current market rates, the structuring of the arrangement, and the nature and observability of the applicable valuation inputs. Use of different risk-adjusted discount rates could result in different estimated fair values.

The carrying value of long-term debt presented in the table above differs from the amounts presented in the consolidated balance sheets as it does not include capital leases which are not required to be disclosed at estimated fair value.

Other Liabilities

Other liabilities included in the table above reflect those other liabilities that satisfy the definition of financial instruments subject to disclosure. These items consist primarily of interest and dividends payable, amounts due for securities purchased but not yet settled, funds withheld amounts payable which are contractually withheld by the Company in accordance with the terms of the reinsurance agreements and amounts payable under certain assumed reinsurance agreements are recorded using the deposit method of accounting. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which are not materially different from the carrying values, with the exception of certain deposit type reinsurance payables. For these reinsurance payables, the estimated fair value is determined as the present value of expected future cash flows, which are discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

Separate Account Liabilities

Separate account liabilities included in the preceding table represent those balances due to policyholders under contracts that are classified as investment contracts. The remaining amounts presented in the consolidated balance sheets represent those contracts classified as insurance contracts, which do not satisfy the definition of financial instruments.

Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance, funding agreements related to group life contracts and certain contracts that provide for benefit funding.

Separate account liabilities are recognized in the consolidated balance sheets at an equivalent value of the related separate account assets. Separate account assets, which equal net deposits, net investment income and realized and unrealized investment gains and losses, are fully offset by corresponding amounts credited to the contractholders’ liability which is reflected in separate account liabilities. Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described in the section “— Recurring Fair Value Measurements,” the Company believes the value of those assets approximates the estimated fair value of the related separate account liabilities.

Mortgage Loan Commitments and Commitments to Fund Bank Credit Facilities, Bridge Loans and Private Corporate Bond Investments

The estimated fair values for mortgage loan commitments that will be held for investment and commitments to fund bank credit facilities, bridge loans and private corporate bonds that will be held for investment reflected in the above table represents the difference between the discounted expected future cash flows using interest rates that incorporate current credit risk for similar instruments on the reporting date and the principal amounts of the commitments.

Assets and Liabilities of Subsidiaries Held-For-Sale

The carrying values of the assets and liabilities of subsidiaries held-for-sale reflect those assets and liabilities which were previously determined to be financial instruments and which were reflected in other financial statement captions in the comparable table above in previous periods but have been reclassified to these captions to reflect the discontinued nature of the operations. The estimated fair value of the assets and liabilities of subsidiaries held-for-sale has been determined on a basis consistent with the assets and liabilities as described herein.

Deferred Policy Acquisition Costs and Value of Business Acquired	12 Months Ended
Dec. 31, 2011
Deferred Policy Acquisition Costs and Value of Business Acquired [Abstract]
Deferred Policy Acquisition Costs and Value of Business Acquired

6. Deferred Policy Acquisition Costs and Value of Business Acquired

Information regarding DAC and VOBA was as follows:

	DAC	VOBA	Total
	(In millions)
Balance at January 1, 2009	$13,638	$3,491	$17,129
Capitalizations	2,502	—	2,502

Subtotal	16,140	3,491	19,631

Amortization related to:
Net investment gains (losses)	568	87	655
Other expenses	(1,445)	(265)	(1,710)

Total amortization	(877)	(178)	(1,055)

Unrealized investment gains (losses)	(1,850)	(505)	(2,355)
Effect of foreign currency translation and other	138	56	194

Balance at December 31, 2009	13,551	2,864	16,415
Capitalizations	2,770	—	2,770
Acquisitions	—	9,210	9,210

Subtotal	16,321	12,074	28,395

Amortization related to:
Net investment gains (losses)	(92)	(16)	(108)
Other expenses	(1,875)	(494)	(2,369)

Total amortization	(1,967)	(510)	(2,477)

Unrealized investment gains (losses)	(1,043)	(125)	(1,168)
Effect of foreign currency translation and other	66	(351)	(285)

Balance at December 31, 2010	13,377	11,088	24,465
Capitalizations	5,558	—	5,558
Acquisitions	—	11	11

Subtotal	18,935	11,099	30,034

Amortization related to:
Net investment gains (losses)	(478)	(49)	(527)
Other expenses	(2,614)	(1,757)	(4,371)

Total amortization	(3,092)	(1,806)	(4,898)

Unrealized investment gains (losses)	(427)	(361)	(788)
Effect of foreign currency translation and other	(176)	447	271

Balance at December 31, 2011	$15,240	$9,379	$24,619

See Note 2 for a description of acquisitions and dispositions.

The estimated future amortization expense allocated to other expenses for the next five years for VOBA is $1.3 billion in 2012, $1.1 billion in 2013, $917 million in 2014, $774 million in 2015 and $661 million in 2016.

Amortization of DAC and VOBA is attributed to both investment gains and losses and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

See Note 1 for information on the retrospective application of the adoption of new accounting guidance related to DAC.

Information regarding DAC and VOBA by segment, as well as Corporate & Other, was as follows:

	DAC		VOBA		Total
	December 31,
	2011	2010	2011	2010	2011	2010
	(In millions)
Retail Products	$10,103	$10,128	$1,211	$1,927	$11,314	$12,055
Group, Voluntary and Worksite Benefits	744	736	—	—	744	736
Corporate Benefit Funding	86	61	3	1	89	62
Latin America	693	650	357	442	1,050	1,092
Asia	2,647	1,229	6,553	6,982	9,200	8,211
EMEA	966	571	1,254	1,735	2,220	2,306
Corporate & Other	1	2	1	1	2	3

Total	$15,240	$13,377	$9,379	$11,088	$24,619	$24,465

Goodwill	12 Months Ended
Dec. 31, 2011
Goodwill [Abstract]
Goodwill

7. Goodwill

Goodwill is the excess of cost over the estimated fair value of net assets acquired. Information regarding goodwill was as follows:

	December 31,
	2011	2010	2009
	(In millions)
Balance at January 1,	$11,781	$5,047	$5,008
Acquisitions	39	6,959	—
Impairments (1)	(65)	—	—
Effect of foreign currency translation and other	180	(225)	39

Balance at December 31,	$11,935	$11,781	$5,047

(1)	At December 31, 2011, the Company’s accumulated goodwill impairment loss was $65 million.

In the first quarter of 2012, the Company reorganized its business into six segments: Retail Products; Group, Voluntary and Worksite Benefits; Corporate Benefit Funding; Latin America; Asia; and EMEA. As a result of the reorganization, the Company reallocated goodwill from the former segments to the new segments. Information regarding allocated goodwill was as follows:

	December 31,
	2011		2010
	(In millions)
Retail Products	$2,955		$2,955
Group, Voluntary and Worksite Benefits	308		308
Corporate Benefit Funding	900		900
Latin America	501		229
Asia	5,443	(1)	72
EMEA	1,423		38
Corporate & Other	405		470

Total	$11,935		$4,972

(1)	Includes goodwill of $5.4 billion from the Japan operations.

The table above does not include goodwill of $6.8 billion at December 31, 2010 associated with ALICO, which was allocated to the former International segments in the first quarter of 2011. In connection with the reorganization, $312 million, $5.1 billion and $1.4 billion of goodwill were reallocated to Latin America, Asia and EMEA, respectively. See Note 2 for a description of the ALICO acquisition and Note 22 for a discussion of the reorganization.

As of November 1, 2011, American Life’s current and deferred income taxes were affected by measurement period adjustments, which resulted in a $39 million increase to the goodwill recorded as part of the Acquisition related to Asia. See Note 15.

During the third quarter of 2011, the Company began exploring the sale of MetLife Bank’s depository business. As a result, in September 2011, the Company performed a goodwill impairment test on MetLife Bank, which was a separate reporting unit within Corporate & Other. A comparison of the fair value of the reporting unit, using a market multiple approach, to its carrying value indicated a potential for goodwill impairment. A further comparison of the implied fair value of the reporting unit’s goodwill with its carrying amount indicated that the entire amount of goodwill associated with MetLife Bank was impaired. Consequently, the Company recorded a $65 million goodwill impairment charge that is reflected as a net investment loss for the year ended December 31, 2011.

In addition, the Company performed its annual goodwill impairment tests of its other reporting units during the third quarter of 2011 based upon data at June 30, 2011 and concluded that the fair values of all reporting units were in excess of their carrying values and, therefore, goodwill was not impaired. Such tests are described in more detail in Note 1.

Based on the adverse economic conditions in 2011, which caused both equity markets and interest rates to decline, the Company assessed the need to update the annual impairment tests and identified only one former reporting unit, Retirement Products, which is now included in Retail Products in the table above, that warranted interim impairment testing. The results of the testing indicated that goodwill for the former Retirement Products reporting unit was not impaired.

Management continues to evaluate current market conditions that may affect the estimated fair value of these reporting units to assess whether any goodwill impairment exists. Deteriorating or adverse market conditions for certain reporting units may have a significant impact on the estimated fair value of these reporting units and could result in future impairments of goodwill.

Insurance	12 Months Ended
Dec. 31, 2011
Insurance [Abstract]
Insurance

8. Insurance

Insurance Liabilities

Insurance liabilities were as follows:

	Future Policy Benefits		Policyholder Account Balances		Other Policy-Related Balances
	December 31,
	2011	2010	2011	2010	2011	2010
	(In millions)
Retail Products	$62,295	$60,921	$69,553	$66,193	$2,807	$2,878
Group, Voluntary and Worksite Benefits	20,465	19,439	9,273	9,676	3,378	3,250
Corporate Benefit Funding	49,657	43,628	56,367	57,828	201	204
Latin America	6,299	6,417	6,159	6,232	1,432	1,555
Asia	31,555	27,287	59,578	54,506	5,876	5,887
EMEA	7,728	7,384	14,396	14,095	1,482	1,544
Corporate & Other	6,276	5,846	2,374	2,227	423	432

Total	$184,275	$170,922	$217,700	$210,757	$15,599	$15,750

Value of Distribution Agreements and Customer Relationships Acquired

Information regarding VODA and VOCRA, which are reported in other assets, was as follows:

Amount
(In millions)
Balance at January 1, 2009	$822
Acquisitions	—
Amortization	(34)
Effect of foreign currency translation and other	4

Balance at December 31, 2009	792
Acquisitions	356
Amortization	(42)
Effect of foreign currency translation and other	(12)

Balance at December 31, 2010	1,094
Acquisitions	213
Amortization	(60)
Effect of foreign currency translation and other	17

Balance at December 31, 2011	$1,264

The estimated future amortization expense allocated to other expenses for the next five years for VODA and VOCRA is $82 million in 2012, $89 million in 2013, $94 million in 2014, $92 million in 2015 and $84 million in 2016. See Note 2 for a description of acquisitions and dispositions.

Negative Value of Business Acquired

Information regarding negative VOBA, which is recorded in other policy-related balances, was as follows:

Amount
(In millions)
Balance at January 1, 2010	$—
Acquisitions	4,422
Amortization	(64)
Effect of foreign currency translation	(71)

Balance at December 31, 2010	4,287
Acquisitions	7
Amortization	(697)
Effect of foreign currency translation	60

Balance at December 31, 2011	$3,657

The weighted average amortization period for negative VOBA was 6.0 years. The estimated future amortization of credit to expenses recorded in other expenses for the next five years for negative VOBA is $627 million in 2012, $563 million in 2013, $477 million in 2014, $388 million in 2015 and $298 million in 2016.

Sales Inducements

Information regarding deferred sales inducements, which are reported in other assets, was as follows:

Amount
(In millions)
Balance at January 1, 2009	$711
Capitalization	193
Amortization	(63)

Balance at December 31, 2009	841
Capitalization	157
Amortization	(80)

Balance at December 31, 2010	918
Capitalization	140
Amortization	(132)

Balance at December 31, 2011	$926

Separate Accounts

Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $158.8 billion and $149.0 billion at December 31, 2011 and 2010, respectively, for which the policyholder assumes all investment risk, and separate accounts for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $44.2 billion and $34.1 billion at December 31, 2011 and 2010, respectively. The latter category consisted primarily of funding agreements and participating close-out contracts. The average interest rate credited on these contracts was 3.12% and 3.32% at December 31, 2011 and 2010, respectively.

For the years ended December 31, 2011, 2010 and 2009, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

Obligations Under Funding Agreements

The Company issues fixed and floating rate funding agreements, which are denominated in either U.S. dollars or foreign currencies, to certain special purpose entities (“SPEs”) that have issued either debt securities or commercial paper for which payment of interest and principal is secured by such funding agreements. During the years ended December 31, 2011, 2010 and 2009, the Company issued $39.9 billion, $34.1 billion and $28.6 billion, respectively, and repaid $41.6 billion, $30.9 billion and $32.0 billion, respectively, of such funding agreements. At December 31, 2011 and 2010, funding agreements outstanding, which are included in PABs, were $25.5 billion and $27.2 billion, respectively.

Certain subsidiaries of MetLife, Inc. are members of the Federal Home Loan Bank (“FHLB”). Holdings of FHLB common stock by branch, included in equity securities, were as follows at:

	December 31,
	2011	2010
	(In millions)
FHLB of New York (“FHLB of NY”)	$658	$890
FHLB of Boston	$70	$70
FHLB of Des Moines	$51	$20

Certain subsidiaries of MetLife, Inc. have also entered into funding agreements. The liability for funding agreements is included in PABs. Information related to the funding agreements was as follows:

	Liability		Collateral
	December 31,
	2011	2010	2011	2010
	(In millions)
FHLB of NY (1)	$11,655	$12,555	$13,002 (2)		$14,204 (2)
Farmer Mac (3)	$2,750	$2,750	$3,157 (4)		$3,159 (4)
FHLB of Boston (1)	$450	$100	$518 (2)		$211 (2)
FHLB of Des Moines (1)	$695	$—	$953 (2)	$	— (2)

(1)

Represents funding agreements issued to the FHLB in exchange for cash and for which the FHLB has been granted either a blanket lien or a lien on certain assets, including RMBS, to collateralize obligations under the funding agreements. The Company maintains control over these pledged assets, and may use, commingle, encumber or dispose of any portion of the collateral as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, the FHLB’s recovery on the collateral is limited to the amount of the Company’s liability to the FHLB.

(2)	Advances are collateralized by mortgage-backed securities. The amount of collateral presented is at estimated fair value.

(3)

Represents funding agreements issued to certain SPEs that have issued debt securities for which payment of interest and principal is secured by such funding agreements, and such debt securities are also guaranteed as to payment of interest and principal by the Federal Agricultural Mortgage Corporation, a federally chartered instrumentality of the United States (“Farmer Mac”).

(4)	Secured by a pledge of certain eligible agricultural real estate mortgage loans. The amount of collateral presented is at carrying value.

Liabilities for Unpaid Claims and Claim Expenses

Information regarding the liabilities for unpaid claims and claim expenses relating to property and casualty, group accident and non-medical health policies and contracts, which are reported in future policy benefits and other policy-related balances, was as follows:

	Years Ended December 31,
	2011	2010	2009
	(In millions)
Balance at January 1,	$10,708	$8,219	$8,260
Less: Reinsurance recoverables	2,198	547	1,042

Net balance at January 1,	8,510	7,672	7,218

Acquisitions, net	—	583	—
Incurred related to:
Current year	9,028	6,482	6,569
Prior years	(199)	(75)	(152)

Total incurred	8,829	6,407	6,417

Paid related to:
Current year	(6,238)	(4,050)	(3,972)
Prior years	(2,420)	(2,102)	(1,991)

Total paid	(8,658)	(6,152)	(5,963)

Net balance at December 31,	8,681	8,510	7,672
Add: Reinsurance recoverables	1,436	2,198	547

Balance at December 31,	$10,117	$10,708	$8,219

During 2011, 2010 and 2009, as a result of changes in estimates of insured events in the respective prior year, claims and claim adjustment expenses associated with prior years decreased by $199 million, $75 million and $152 million, respectively, due to a reduction in prior year automobile bodily injury and homeowners’ severity and improved loss ratio for non-medical health claim liabilities.

Guarantees

The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals (“return of net deposits”); and (ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return (“anniversary contract value” or “minimum return”). The Company also issues annuity contracts that apply a lower rate of funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize (“two tier annuities”). These guarantees include benefits that are payable in the event of death, maturity or at annuitization.

The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee or a guaranteed paid-up benefit.

Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts was as follows:

	December 31,
	2011		2010
	In the Event of Death	At Annuitization	In the Event of Death	At Annuitization
	(In millions)
Annuity Contracts (1)
Return of Net Deposits
Separate account value	$60,935	$486	$55,753	$390
Net amount at risk (2)	$8,912 (3)	$404 (4)	$6,194 (3)	$289 (4)
Average attained age of contractholders	62 years	66 years	62 years	67 years

Anniversary Contract Value or Minimum Return
Separate account value	$102,910	$71,934	$92,041	$55,668
Net amount at risk (2)	$7,729 (3)	$11,735 (4)	$5,297 (3)	$6,373 (4)
Average attained age of contractholders	63 years	62 years	62 years	61 years

Two Tier Annuities
General account value	N/A	$386	N/A	$280
Net amount at risk (2)	N/A	$60 (5)	N/A	$49 (5)
Average attained age of contractholders	N/A	60 years	N/A	62 years

	December 31,
	2011		2010
	Secondary Guarantees	Paid-Up Guarantees	Secondary Guarantees	Paid-Up Guarantees
	(In millions)
Universal and Variable Life Contracts (1)
Account value (general and separate account)	$12,946	$3,963	$11,015	$4,102
Net amount at risk (2)	$188,642 (3)	$24,991 (3)	$156,432 (3)	$26,851 (3)
Average attained age of policyholders	53 years	59 years	52 years	58 years

(1)	The Company’s annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

(2)	The net amount at risk is based on the direct and assumed amount at risk (excluding ceded reinsurance).

(3)	The net amount at risk for guarantees of amounts in the event of death is defined as the current GMDB in excess of the current account balance at the balance sheet date.

(4)

The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

(5)	The net amount at risk for two tier annuities is based on the excess of the upper tier, adjusted for a profit margin, less the lower tier.

Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts was as follows:

	Annuity Contracts		Universal and Variable Life Contracts
	Guaranteed Death Benefits	Guaranteed Annuitization Benefits	Secondary Guarantees	Paid-Up Guarantees	Total
	(In millions)
Direct and Assumed
Balance at January 1, 2009	$251	$403	$271	$140	$1,065
Incurred guaranteed benefits	118	(1)	233	34	384
Paid guaranteed benefits	(201)	—	—	—	(201)

Balance at December 31, 2009	168	402	504	174	1,248
Acquisitions	46	110	2,952	—	3,108
Incurred guaranteed benefits	149	111	536	24	820
Paid guaranteed benefits	(91)	—	(1)	—	(92)

Balance at December 31, 2010	272	623	3,991	198	5,084
Incurred guaranteed benefits	273	269	496	23	1,061
Paid guaranteed benefits	(113)	(10)	(24)	—	(147)

Balance at December 31, 2011	$432	$882	$4,463	$221	$5,998

Ceded
Balance at January 1, 2009	$8	$—	$80	$90	$178
Incurred guaranteed benefits	26	—	102	32	160
Paid guaranteed benefits	(28)	—	—	—	(28)

Balance at December 31, 2009	6	—	182	122	310
Acquisitions	30	—	—	—	30
Incurred guaranteed benefits	18	(1)	412	17	446
Paid guaranteed benefits	(15)	—	—	—	(15)

Balance at December 31, 2010	39	(1)	594	139	771
Incurred guaranteed benefits	35	9	20	16	80
Paid guaranteed benefits	(20)	—	—	—	(20)

Balance at December 31, 2011	$54	$8	$614	$155	$831

Net
Balance at January 1, 2009	$243	$403	$191	$50	$887
Incurred guaranteed benefits	92	(1)	131	2	224
Paid guaranteed benefits	(173)	—	—	—	(173)

Balance at December 31, 2009	162	402	322	52	938
Acquisitions	16	110	2,952	—	3,078
Incurred guaranteed benefits	131	112	124	7	374
Paid guaranteed benefits	(76)	—	(1)	—	(77)

Balance at December 31, 2010	233	624	3,397	59	4,313
Incurred guaranteed benefits	238	260	476	7	981
Paid guaranteed benefits	(93)	(10)	(24)	—	(127)

Balance at December 31, 2011	$378	$874	$3,849	$66	$5,167

Account balances of contracts with insurance guarantees were invested in separate account asset classes as follows at:

	December 31,
	2011	2010
	(In millions)
Fund Groupings:
Equity	$57,750	$59,546
Balanced	52,823	40,199
Bond	9,838	9,539
Money Market	1,521	1,584
Specialty	2,034	2,192

Total	$123,966	$113,060

Reinsurance	12 Months Ended
Dec. 31, 2011
Reinsurance [Abstract]
Reinsurance

9. Reinsurance

The Company participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth.

The Americas — Excluding Latin America

For its Retail Life insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or a quota share basis. The Company currently reinsures 90% of the mortality risk in excess of $1 million for most products and reinsures up to 90% of the mortality risk for certain other products. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. On a case by case basis, the Company may retain up to $20 million per life and reinsure 100% of amounts in excess of the amount the Company retains. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

The Company’s Retail Annuities business reinsures a portion of the living and death benefit guarantees issued in connection with its variable annuities. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders, and receives reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations.

The Company’s Corporate Benefit Funding segment periodically engages in reinsurance activities, as considered appropriate. The impact of these activities on the financial results of this segment has not been significant.

The Company’s Property & Casualty business purchases reinsurance to manage its exposure to large losses (primarily catastrophe losses) and to protect statutory surplus. The Company cedes to reinsurers a portion of losses and premiums based upon the exposure of the policies subject to reinsurance. To manage exposure to large property and casualty losses, the Company utilizes property catastrophe, casualty and property per risk excess of loss agreements.

For other policies within The Americas, excluding Latin America, the Company generally retains most of the risk and only cedes particular risks on certain client arrangements.

Latin America, Asia and EMEA

For life insurance products the Company reinsures, depending on the product, risks above the corporate retention limit of up to $5 million to external reinsurers on a yearly renewable term basis. The Company may also reinsure certain risks with external reinsurers depending upon the nature of the risk and local regulatory requirements. For selected large corporate clients, the Company reinsures group employee benefits or credit insurance business with various client-affiliated reinsurance companies, covering policies issued to the employees or customers of the clients. Additionally, the Company cedes and assumes risk with other insurance companies when either company requires a business partner with the appropriate local licensing to issue certain types of policies in certain countries. In these cases, the assuming company typically underwrites the risks, develops the products and assumes most or all of the risk. The Company also has reinsurance agreements in force that reinsure a portion of the living and death benefit guarantees issued in connection with variable annuity products. Under these agreements, the Company pays reinsurance fees associated with the guarantees collected from policyholders, and receives reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations.

Corporate & Other

The Company also reinsures, through 100% quota share reinsurance agreements, certain run-off LTC and workers’ compensation business written by MetLife Insurance Company of Connecticut (“MICC”).

Corporate & Other also has a reinsurance agreement to reinsure the living and death benefit guarantees issued in connection with variable annuity products. Under this agreement, the Company receives reinsurance fees associated with the guarantees collected from policyholders, and provides reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations.

Catastrophe Coverage

The Company has exposure to catastrophes in The Americas, excluding Latin America, which could contribute to significant fluctuations in the Company’s results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks. Currently, for Latin America, Asia and EMEA, the Company purchases catastrophe coverage to insure risks within certain countries deemed by management to be exposed to the greatest catastrophic risks.

Reinsurance Recoverables

The Company reinsures its business through a diversified group of well-capitalized, highly rated reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2011 and 2010, were immaterial.

The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $5.6 billion and $5.5 billion of unsecured unaffiliated reinsurance recoverable balances at December 31, 2011 and 2010, respectively.

At December 31, 2011, the Company had $13.5 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $10.3 billion, or 76%, were with the Company’s five largest unaffiliated ceded reinsurers, including $3.2 billion of which were unsecured. At December 31, 2010, the Company had $13.1 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $10.0 billion, or 76%, were with the Company’s five largest unaffiliated ceded reinsurers, including $3.6 billion of which were unsecured.

The Company has reinsured with an unaffiliated third-party reinsurer, 49.25% of the closed block through a modified coinsurance agreement. The Company accounts for this agreement under the deposit method of accounting. The Company, having the right of offset, has offset the modified coinsurance deposit with the deposit recoverable.

The amounts in the consolidated statements of operations include the impact of reinsurance. Information regarding the effect of reinsurance was as follows:

	Years Ended December 31,
	2011	2010	2009
	(In millions)
Premiums:
Direct premiums	$37,185	$27,596	$27,165
Reinsurance assumed	1,484	1,377	1,313
Reinsurance ceded	(2,308)	(1,902)	(2,321)

Net premiums	$36,361	$27,071	$26,157

Universal life and investment-type product policy fees:
Direct universal life and investment-type product policy fees	$8,455	$6,621	$5,784
Reinsurance assumed	154	138	106
Reinsurance ceded	(803)	(731)	(693)

Net universal life and investment-type product policy fees	$7,806	$6,028	$5,197

Other revenues:
Direct other revenues	$2,468	$2,256	$2,264
Reinsurance assumed	2	—	1
Reinsurance ceded	62	72	64

Net other revenues	$2,532	$2,328	$2,329

Policyholder benefits and claims:
Direct policyholder benefits and claims	$37,588	$31,402	$30,031
Reinsurance assumed	1,101	1,275	1,024
Reinsurance ceded	(3,218)	(3,490)	(3,050)

Net policyholder benefits and claims	$35,471	$29,187	$28,005

Interest credited to policyholder account balances:
Direct interest credited to policyholder account balances	$5,600	$4,917	$4,842
Reinsurance assumed	3	2	3
Reinsurance ceded	—	—	—

Net interest credited to policyholder account balances	$5,603	$4,919	$4,845

Policyholder dividends:
Direct policyholder dividends	$1,446	$1,485	$1,649
Reinsurance assumed	17	17	13
Reinsurance ceded	(17)	(17)	(13)

Net policyholder dividends	$1,446	$1,485	$1,649

Other expenses:
Direct other expenses	$18,672	$13,035	$10,774
Reinsurance assumed	168	116	133
Reinsurance ceded	(303)	(224)	(146)

Net other expenses	$18,537	$12,927	$10,761

The amounts in the consolidated balance sheets include the impact of reinsurance. Information regarding the effect of reinsurance was as follows at:

	December 31, 2011
	Direct	Assumed	Ceded	Total Balance Sheet
	(In millions)
Assets:
Premiums, reinsurance and other receivables	$5,601	$641	$16,239	$22,481
Deferred policy acquisition costs and value of business acquired	24,412	340	(133)	24,619

Total assets	$30,013	$981	$16,106	$47,100

Liabilities:
Future policy benefits	$182,304	$1,972	$(1)	$184,275
Policyholder account balances	214,206	3,494	—	217,700
Other policy-related balances	14,880	339	380	15,599
Other liabilities	25,245	630	5,039	30,914

Total liabilities	$436,635	$6,435	$5,418	$448,488

	December 31, 2010
	Direct	Assumed	Ceded	Total Balance Sheet
	(In millions)
Assets:
Premiums, reinsurance and other receivables	$5,517	$722	$13,560	$19,799
Deferred policy acquisition costs and value of business acquired	24,456	176	(167)	24,465

Total assets	$29,973	$898	$13,393	$44,264

Liabilities:
Future policy benefits	$168,913	$2,074	$(65)	$170,922
Policyholder account balances	208,520	2,237	—	210,757
Other policy-related balances	14,981	265	504	15,750
Other liabilities	17,057	608	2,701	20,366

Total liabilities	$409,471	$5,184	$3,140	$417,795

Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were $2.4 billion and $2.5 billion at December 31, 2011 and 2010, respectively. The deposit liabilities on reinsurance were $66 million and $47 million at December 31, 2011 and 2010, respectively.

Closed Block	12 Months Ended
Dec. 31, 2011
Closed Block [Abstract]
Closed Block

10. Closed Block

On April 7, 2000 (the “Demutualization Date”), Metropolitan Life Insurance Company (“MLIC”) converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned subsidiary of MetLife, Inc. The conversion was pursuant to an order by the New York Superintendent of Insurance (the “Superintendent”) approving MLIC’s plan of reorganization, as amended (the “Plan”). On the Demutualization Date, MLIC established a closed block for the benefit of holders of certain individual life insurance policies of MLIC. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. At least annually, the Company compares actual and projected experience against the experience assumed in the then-current dividend scales. Dividend scales are adjusted periodically to give effect to changes in experience.

The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years.

The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the Demutualization Date. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the Demutualization Date (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in-force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block are greater than the expected cumulative earnings of the closed block, the Company will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block are less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.

Experience within the closed block, in particular mortality and investment yields, as well as realized and unrealized gains and losses, directly impact the policyholder dividend obligation. Amortization of the closed block DAC, which resides outside of the closed block, is based upon cumulative actual and expected earnings within the closed block. Accordingly, the Company’s net income continues to be sensitive to the actual performance of the closed block.

Information regarding the closed block liabilities and assets designated to the closed block was as follows:

	December 31,
	2011	2010
	(In millions)
Closed Block Liabilities
Future policy benefits	$43,169	$43,456
Other policy-related balances	358	316
Policyholder dividends payable	514	579
Policyholder dividend obligation	2,919	876
Current income tax payable	—	178
Other liabilities	613	627

Total closed block liabilities	47,573	46,032

Assets Designated to the Closed Block
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	30,407	28,768
Equity securities available-for-sale, at estimated fair value	35	102
Mortgage loans	6,206	6,253
Policy loans	4,657	4,629
Real estate and real estate joint ventures held-for-investment	364	328
Short-term investments	—	1
Other invested assets	857	729

Total investments	42,526	40,810
Cash and cash equivalents	249	236
Accrued investment income	509	518
Premiums, reinsurance and other receivables	109	95
Current income tax recoverable	53	—
Deferred income tax assets	362	474

Total assets designated to the closed block	43,808	42,133

Excess of closed block liabilities over assets designated to the closed block	3,765	3,899

Amounts included in accumulated other comprehensive income (loss):
Unrealized investment gains (losses), net of income tax	2,394	1,101
Unrealized gains (losses) on derivative instruments, net of income tax	11	10
Allocated to policyholder dividend obligation, net of income tax	(1,897)	(569)

Total amounts included in accumulated other comprehensive income (loss)	508	542

Maximum future earnings to be recognized from closed block assets and liabilities	$4,273	$4,441

Information regarding the closed block policyholder dividend obligation was as follows:

	Years Ended December 31,
	2011	2010	2009
	(In millions)
Balance at January 1,	$876	$—	$—
Change in unrealized investment and derivative gains (losses)	2,043	876	—

Balance at December 31,	$2,919	$876	$—

Information regarding the closed block revenues and expenses was as follows:

	Years Ended December 31,
	2011	2010	2009
	(In millions)
Revenues
Premiums	$2,306	$2,461	$2,708
Net investment income	2,233	2,294	2,197
Net investment gains (losses):
Other-than-temporary impairments on fixed maturity securities	(14)	(32)	(107)
Other-than-temporary impairments on fixed maturity securities transferred to other comprehensive income (loss)	3	—	40
Other net investment gains (losses)	43	71	327

Total net investment gains (losses)	32	39	260
Net derivative gains (losses)	8	(27)	(128)

Total revenues	4,579	4,767	5,037

Expenses
Policyholder benefits and claims	2,991	3,115	3,329
Policyholder dividends	1,137	1,235	1,394
Other expenses	193	199	203

Total expenses	4,321	4,549	4,926

Revenues, net of expenses before provision for income tax expense (benefit)	258	218	111
Provision for income tax expense (benefit)	90	72	36

Revenues, net of expenses and provision for income tax expense (benefit)	$168	$146	$75

The change in the maximum future earnings of the closed block was as follows:

	Years Ended December 31,
	2011	2010	2009
	(In millions)
Balance at December 31,	$4,273	$4,441	$4,587
Less:
Closed block adjustment (1)	—	—	144
Balance at January 1,	4,441	4,587	4,518

Change during year	$(168)	$(146)	$(75)

(1)	The closed block adjustment represents an intra-company reallocation of assets which affected the closed block. The adjustment had no impact on the Company’s consolidated financial statements.

MLIC charges the closed block with federal income taxes, state and local premium taxes and other additive state or local taxes, as well as investment management expenses relating to the closed block as provided in the Plan. MLIC also charges the closed block for expenses of maintaining the policies included in the closed block.

Long-term and Short-term Debt	12 Months Ended
Dec. 31, 2011
Long-term and Short-term Debt [Abstract]
Long-term and Short-term Debt

11. Long-term and Short-term Debt

Long-term and short-term debt outstanding was as follows:

	Interest Rates		Maturity	December 31,
	Range	Weighted Average
				2011	2010
				(In millions)
Senior notes	0.57%-7.72%	4.84%	2012-2045	$15,666	$16,258
Advances agreements	0.23%-4.86%	2.28%	2012-2021	4,179	3,600
Surplus notes	7.63%-7.88%	7.85%	2015-2025	700	699
Fixed rate notes (1)	7.50%-15.00%	10.02%	2012	—	82
Other notes with varying interest rates	2.77%-8.00%	5.23%	2016-2030	42	95
Capital lease obligations				37	32

Total long-term debt (2)				20,624	20,766
Total short-term debt				686	306

Total				$21,310	$21,072

(1)	Certain of the fixed rate notes were repaid prior to maturity in 2011.

(2)	Excludes $3.1 billion and $6.8 billion of long-term debt relating to CSEs at December 31, 2011 and 2010, respectively. See Note 3.

The aggregate maturities of long-term debt at December 31, 2011 for the next five years and thereafter are $1.5 billion in 2012, $1.5 billion in 2013, $1.7 billion in 2014, $2.3 billion in 2015, $2.4 billion in 2016 and $11.2 billion thereafter.

Advances agreements and capital lease obligations are collateralized and rank highest in priority, followed by unsecured senior debt which consists of senior notes, fixed rate notes and other notes with varying interest rates, followed by subordinated debt which consists of junior subordinated debt securities. Payments of interest and principal on the Company’s surplus notes, which are subordinate to all other obligations at the operating company level and senior to obligations at MetLife, Inc., may be made only with the prior approval of the insurance department of the state of domicile. Collateral financing arrangements are supported by either surplus notes of subsidiaries or financing arrangements with MetLife, Inc. and, accordingly, have priority consistent with other such obligations.

Certain of the Company’s debt instruments, credit facilities and committed facilities contain various administrative, reporting, legal and financial covenants. The Company believes it was in compliance with all such covenants at December 31, 2011.

Senior Notes — Senior Debt Securities Underlying Equity Units

In connection with the financing of the Acquisition (see Note 2) in November 2010, MetLife, Inc. issued to AM Holdings $3.0 billion (estimated fair value of $3.0 billion) in three series of Debt Securities, which constitute a part of the Equity Units more fully described in Note 14. The Debt Securities (Series C, D and E) are subject to remarketing, initially bear interest at 1.56%, 1.92% and 2.46%, respectively (an average rate of 1.98%), and carry initial maturity dates of June 15, 2023, June 15, 2024 and June 15, 2045, respectively. The interest rates will be reset in connection with the successful remarketings of the Debt Securities. Prior to the first scheduled attempted remarketing of the Series C Debt Securities, such Debt Securities will be divided into two tranches equal in principal amount with maturity dates of June 15, 2018 and June 15, 2023. Prior to the first scheduled attempted remarketing of the Series E Debt Securities, such Debt Securities will be divided into two tranches equal in principal amount with maturity dates of June 15, 2018 and June 15, 2045.

Senior Notes — Other

In August 2010, in anticipation of the Acquisition, MetLife, Inc. issued senior notes as follows:

•	$1.0 billion senior notes due February 6, 2014, which bear interest at a fixed rate of 2.375%, payable semiannually;

•	$1.0 billion senior notes due February 8, 2021, which bear interest at a fixed rate of 4.75%, payable semiannually;

•	$750 million senior notes due February 6, 2041, which bear interest at a fixed rate of 5.875%, payable semiannually; and

•	$250 million floating rate senior notes due August 6, 2013, which bear interest at a rate equal to three-month LIBOR, reset quarterly, plus 1.25%, payable quarterly.

In connection with these offerings, MetLife, Inc. incurred $15 million of issuance costs which have been capitalized and included in other assets. These costs are being amortized over the terms of the senior notes.

In May 2009, MetLife, Inc. issued $1.3 billion of senior notes due June 1, 2016. The senior notes bear interest at a fixed rate of 6.75%, payable semiannually. In connection with the offering, MetLife, Inc. incurred $6 million of issuance costs which have been capitalized and included in other assets. These costs are being amortized over the term of the senior notes.

In March 2009, MetLife, Inc. issued $397 million of floating rate senior notes due June 29, 2012 under the Federal Deposit Insurance Corporation’s Temporary Liquidity Guarantee Program. The senior notes bear interest at a rate equal to three-month LIBOR, reset quarterly, plus 0.32%. The senior notes are not redeemable prior to their maturity. In connection with the offering, MetLife, Inc. incurred $15 million of issuance costs which have been capitalized and included in other assets. These costs are being amortized over the term of the senior notes.

In February 2009, MetLife, Inc. remarketed its existing $1.0 billion 4.91% Series B junior subordinated debt securities as 7.717% senior debt securities, Series B, due 2019. Interest on these senior debt securities is payable semiannually. The Series B junior subordinated debt securities were originally issued in 2005. See Note 13.

Advances from the Federal Home Loan Bank of New York

MetLife Bank is a member of the FHLB of NY and held $234 million and $187 million of common stock of the FHLB of NY at December 31, 2011 and 2010, respectively, which is included in equity securities. MetLife Bank has also entered into advances agreements with the FHLB of NY whereby MetLife Bank has received cash advances and under which the FHLB of NY has been granted a blanket lien on certain of MetLife Bank’s residential mortgage loans held-for-sale, commercial mortgage loans and mortgage-backed securities to collateralize MetLife Bank’s repayment obligations. Upon any event of default by MetLife Bank, the FHLB of NY’s recovery is limited to the amount of MetLife Bank’s liability under the advances agreements. The amount of MetLife Bank’s liability for advances from the FHLB of NY was $4.8 billion and $3.8 billion at December 31, 2011 and 2010, respectively, which is included in long-term debt and short-term debt depending upon the original tenor of the advance. During the years ended December 31, 2011, 2010 and 2009, MetLife Bank received advances related to long-term borrowings totaling $1.3 billion, $2.1 billion and $1.3 billion, respectively, from the FHLB of NY. MetLife Bank made repayments to the FHLB of NY of $750 million, $349 million and $497 million related to long-term borrowings for the years ended December 31, 2011, 2010 and 2009, respectively. The advances related to both long-term and short-term debt were collateralized by residential mortgage loans held-for-sale, commercial mortgage loans and mortgage-backed securities with estimated fair values of $8.7 billion and $7.8 billion at December 31, 2011 and 2010, respectively.

Collateralized Borrowing from the Federal Reserve Bank of New York

MetLife Bank is a depository institution that is approved to use the Federal Reserve Bank of New York Discount Window borrowing privileges. In order to utilize these privileges, MetLife Bank has pledged qualifying loans and investment securities to the Federal Reserve Bank of New York as collateral. MetLife Bank had no liability for advances from the Federal Reserve Bank of New York at both December 31, 2011 and 2010. The estimated fair value of loan and investment security collateral pledged by MetLife Bank to the Federal Reserve Bank of New York at December 31, 2011 and 2010 was $1.6 billion and $1.8 billion, respectively. There were no such advances during the years ended December 31, 2011 and 2010. During the year ended December 31, 2009, the weighted average interest rate on these advances was 0.26%. During the year ended December 31, 2009, the average daily balance of these advances was $1.5 billion and these advances were outstanding for an average of 24 days.

Short-term Debt

Short-term debt with maturities of one year or less was as follows:

	December 31,
	2011	2010
	(In millions)
Commercial paper	$101	$102
MetLife Bank, N.A. - Advances agreements with the FHLB of NY	585	190
Other	—	14

Total short-term debt	$686	$306

Average daily balance	$447	$687
Average days outstanding	19 days	21 days

During the years ended December 31, 2011, 2010 and 2009, the weighted average interest rate on short-term debt was 0.33%, 0.35% and 0.42%, respectively.

Interest Expense

Interest expense related to the Company’s indebtedness included in other expenses was $975 million, $815 million and $713 million for the years ended December 31, 2011, 2010 and 2009, respectively, and does not include interest expense on collateral financing arrangements, junior subordinated debt securities or common equity units. See Notes 12, 13 and 14.

Credit and Committed Facilities

The Company maintains unsecured credit facilities and committed facilities, which aggregated $4.0 billion and $12.4 billion, respectively, at December 31, 2011. When drawn upon, these facilities bear interest at varying rates in accordance with the respective agreements.

Credit Facilities. The unsecured credit facilities are used for general corporate purposes, to support the borrowers’ commercial paper programs and for the issuance of letters of credit. Total fees expensed associated with these credit facilities were $35 million, $17 million and $43 million for the years ended December 31, 2011, 2010 and 2009, respectively. Information on these credit facilities at December 31, 2011 was as follows:

Borrower(s)	Expiration	Capacity	Letter of Credit Issuances	Drawdowns	Unused Commitments
		(In millions)
MetLife, Inc. and MetLife Funding, Inc.	October 2013 (1), (2)	$1,000	$104	$—	$896
MetLife, Inc. and MetLife Funding, Inc.	August 2016 (1)	3,000	2,980	—	20

Total		$4,000	$3,084	$—	$916

(1)

In August 2011, the 364-day, $1.0 billion senior unsecured credit agreement entered into in October 2010 by MetLife, Inc. and MetLife Funding, Inc., a subsidiary, was amended and restated to provide a five-year, $3.0 billion senior unsecured credit facility. Concurrently, MetLife, Inc. and MetLife Funding, Inc. elected to reduce the outstanding commitments under the three-year, $3.0 billion senior unsecured credit facility entered into in October 2010 to $1.0 billion with no change to the original maturity of October 2013. The Company incurred costs of $9 million related to the five-year credit facility, which have been capitalized and included in other assets. These costs will be amortized over the amended terms of the facilities. Due to the reduction in total capacity of the three-year facility, the Company subsequently expensed $4 million of the remaining deferred financing costs associated with the October 2010 credit agreement, which are included in other expenses.

(2)	All borrowings under the credit agreement must be repaid by October 2013, except that letters of credit outstanding upon termination may remain outstanding until October 2014.

Committed Facilities. The committed facilities are used for collateral for certain of the Company’s affiliated reinsurance liabilities. Total fees expensed associated with these committed facilities were $93 million, $92 million and $55 million for the years ended December 31, 2011, 2010 and 2009, respectively. Information on these committed facilities at December 31, 2011 was as follows:

Account Party/Borrower(s)	Expiration	Capacity	Letter of Credit Issuances	Drawdowns	Unused Commitments	Maturity (Years)
			(In millions)
MetLife, Inc.	August 2012	$300	$300	$—	$—	—
Exeter Reassurance Company Ltd.,
MetLife, Inc. & Missouri
Reinsurance (Barbados), Inc.	June 2016	500	490	—	10	4
MetLife Reinsurance Company of
Vermont & MetLife, Inc.	December 2020 (1)	350	350	—	—	9
Exeter Reassurance Company Ltd.	December 2027 (1)	650	205	—	445	16
MetLife Reinsurance Company of
South Carolina & MetLife, Inc.	June 2037 (2)	3,500	—	2,797	703	25
MetLife Reinsurance Company of
Vermont & MetLife, Inc.	December 2037 (1)	2,896	1,715	—	1,181	26
MetLife Reinsurance Company of
Vermont & MetLife, Inc.	September 2038 (1)	4,250	2,402	—	1,848	26

Total		$12,446	$5,462	$2,797	$4,187

(1)	MetLife, Inc. is guarantor under this agreement.

(2)	The drawdown on this facility is associated with the collateral financing arrangement described more fully in Note 12.

As a result of the offerings of certain senior notes (see “— Senior Notes — Other”) and common stock (see Note 18), the commitment letter for a $5.0 billion senior credit facility, which MetLife, Inc. signed to partially finance the Acquisition, was terminated. During March 2010, MetLife, Inc. paid $28 million in fees related to this senior credit facility, all of which were expensed during the year ended December 31, 2010.

Collateral Financing Arrangements	12 Months Ended
Dec. 31, 2011
Collateral Financing Arrangements [Abstract]
Collateral Financing Arrangements

12. Collateral Financing Arrangements

Associated with the Closed Block

In December 2007, MLIC reinsured a portion of its closed block liabilities to MRC, a wholly-owned subsidiary of MetLife, Inc. In connection with this transaction, MRC issued, to investors placed by an unaffiliated financial institution, $2.5 billion in aggregate principal amount of 35-year surplus notes to provide statutory reserve support for the assumed closed block liabilities. Interest on the surplus notes accrues at an annual rate of three-month LIBOR plus 0.55%, payable quarterly. The ability of MRC to make interest and principal payments on the surplus notes is contingent upon South Carolina regulatory approval.

Simultaneous with the issuance of the surplus notes, MetLife, Inc. entered into an agreement with the unaffiliated financial institution, under which MetLife, Inc. is entitled to the interest paid by MRC on the surplus notes of three-month LIBOR plus 0.55% in exchange for the payment of three-month LIBOR plus 1.12%, payable quarterly on such amount as adjusted, as described below. MetLife, Inc. may also be required to pledge collateral or make payments to the unaffiliated financial institution related to any decline in the estimated fair value of the surplus notes. Any such payments would be accounted for as a receivable and included in other assets on the Company’s consolidated balance sheets and would not reduce the principal amount outstanding of the surplus notes. Such payments would, however, reduce the amount of interest payments due from MetLife, Inc. under the agreement. Any payment received from the unaffiliated financial institution would reduce the receivable by an amount equal to such payment and would also increase the amount of interest payments due from MetLife, Inc. under the agreement. In addition, the unaffiliated financial institution may be required to pledge collateral to MetLife, Inc. related to any increase in the estimated fair value of the surplus notes. MetLife, Inc. may also be required to make a payment to the unaffiliated financial institution in connection with any early termination of this agreement.

In December 2011, following regulatory approval, MRC repurchased and canceled $650 million in aggregate principal amount of the surplus notes (the “Partial Repurchase”). Payments made by the Company in December 2011 associated with the Partial Repurchase, which also included payments made to the unaffiliated financial institution, totaled $650 million, exclusive of accrued interest on the surplus notes. At December 31, 2011 and 2010, the amount of the surplus notes outstanding was $1.9 billion and $2.5 billion, respectively.

At December 31, 2011 and 2010, the amount of the receivable from the unaffiliated financial institution was $241 million and $425 million, respectively. In June 2011, MetLife, Inc. received $100 million from the unaffiliated financial institution related to an increase in the estimated fair value of the surplus notes. No payments were made or received by MetLife, Inc. during 2010. During 2009, on a net basis, MetLife, Inc. received $375 million from the unaffiliated financial institution related to changes in the estimated fair value of the surplus notes.

In addition, at December 31, 2011 and 2010, MetLife, Inc. had pledged collateral with an estimated fair value of $125 million and $49 million, respectively, to the unaffiliated financial institution.

A majority of the proceeds from the offering of the surplus notes was placed in a trust, which is consolidated by the Company, to support MRC’s statutory obligations associated with the assumed closed block liabilities. At both December 31, 2011 and 2010, the estimated fair value of assets held in trust by the Company was $2.0 billion. The assets are principally invested in fixed maturity securities and are presented as such within the Company’s consolidated balance sheets, with the related income included within net investment income in the Company’s consolidated statements of operations. Interest on the collateral financing arrangement is included as a component of other expenses.

Total interest expense related to the collateral financing arrangement was $35 million, $36 million and $51 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Associated with Secondary Guarantees

In May 2007, MetLife, Inc. and MRSC, a wholly-owned subsidiary of MetLife, Inc., entered into a 30-year collateral financing arrangement with an unaffiliated financial institution that provides up to $3.5 billion of statutory reserve support for MRSC associated with reinsurance obligations under intercompany reinsurance agreements. Such statutory reserves are associated with universal life secondary guarantees and are required under U.S. Valuation of Life Policies Model Regulation (commonly referred to as Regulation A-XXX). At both December 31, 2011 and 2010, $2.8 billion had been drawn upon under the collateral financing arrangement. Proceeds from the collateral financing arrangement were placed in trusts to support MRSC’s statutory obligations associated with the reinsurance of secondary guarantees. The trusts are VIEs which are consolidated by the Company. The unaffiliated financial institution is entitled to the return on the investment portfolio held by the trusts. At both December 31, 2011 and 2010, the Company held assets in trust with an estimated fair value of $3.3 billion associated with the collateral financing arrangement. The assets are principally invested in fixed maturity securities and are presented as such within the Company’s consolidated balance sheets, with the related income included within net investment income in the Company’s consolidated statements of operations. Interest on the collateral financing arrangement is included as a component of other expenses. The collateral financing arrangement may be extended by agreement of MetLife, Inc. and the unaffiliated financial institution on each anniversary of the closing.

In connection with the collateral financing arrangement, MetLife, Inc. entered into an agreement with the same unaffiliated financial institution under which MetLife, Inc. is entitled to the return on the investment portfolio held by the trusts established in connection with this collateral financing arrangement in exchange for the payment of a stated rate of return to the unaffiliated financial institution of three-month LIBOR plus 0.70%, payable quarterly. MetLife, Inc. may also be required to make payments to the unaffiliated financial institution, for deposit into the trusts, related to any decline in the estimated fair value of the assets held by the trusts, as well as amounts outstanding upon maturity or early termination of the collateral financing arrangement. During 2011 and 2010, no payments were made or received by MetLife, Inc. During 2009, MetLife, Inc. contributed $360 million as a result of declines in the estimated fair value of the assets in the trusts. Cumulatively, since May 2007, MetLife, Inc. has contributed a total of $680 million as a result of declines in the estimated fair value of the assets in the trusts, all of which was deposited into the trusts.

In addition, MetLife, Inc. may be required to pledge collateral to the unaffiliated financial institution under this agreement. At December 31, 2011 and 2010, MetLife, Inc. had pledged $92 million and $63 million under the agreement, respectively.

Total interest expense related to the collateral financing arrangement was $29 million, $30 million and $44 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Junior Subordinated Debt Securities	12 Months Ended
Dec. 31, 2011
Junior Subordinated Debt Securities [Abstract]
Junior Subordinated Debt Securities

13. Junior Subordinated Debt Securities

Outstanding Junior Subordinated Debt Securities

Outstanding junior subordinated debt securities and trust securities which MetLife, Inc. will exchange for junior subordinated debt securities prior to redemption or repayment were as follows:

Issuer	Issue Date	Face Value	Interest Rate (2)	Scheduled Redemption Date	Interest Rate Subsequent to Scheduled Redemption Date (3)	Final Maturity	Carrying Value at December 31,
							2011	2010
		(In millions)					(In millions)
MetLife, Inc.	July 2009	$500	10.750%	August 2039	LIBOR +7.548%	August 2069	$500	$500
MetLife Capital Trust X (1)	April 2008	$750	9.250%	April 2038	LIBOR +5.540%	April 2068	750	750
MetLife Capital Trust IV (1)	December 2007	$700	7.875%	December 2037	LIBOR +3.960%	December 2067	694	694
MetLife, Inc.	December 2006	$1,250	6.400%	December 2036	LIBOR +2.205%	December 2066	1,248	1,247

							$3,192	$3,191

(1)

MetLife Capital Trust X and MetLife Capital Trust IV are VIEs which are consolidated in the financial statements of the Company. The securities issued by these entities are exchangeable surplus trust securities, which will be exchanged for a like amount of MetLife, Inc.’s junior subordinated debt securities on the scheduled redemption date; mandatorily under certain circumstances, and at any time upon MetLife, Inc. exercising its option to redeem the securities. The exchangeable surplus trust securities are classified as junior subordinated debt securities for purposes of financial statement presentation.

(2)	Prior to the scheduled redemption date, interest is payable semiannually in arrears.

(3)

In the event the securities are not redeemed on or before the scheduled redemption date, interest will accrue after such date at an annual rate of three-month LIBOR plus a margin, payable quarterly in arrears.

In connection with each of the securities described above, MetLife, Inc. may redeem or may cause the redemption of the securities (i) in whole or in part, at any time on or after the date five years prior to the scheduled redemption date at their principal amount plus accrued and unpaid interest to, but excluding, the date of redemption, or (ii) in certain circumstances, in whole or in part, prior to the date five years prior to the scheduled redemption date at their principal amount plus accrued and unpaid interest to, but excluding, the date of redemption or, if greater, a make-whole price. MetLife, Inc. also has the right to, and in certain circumstances the requirement to, defer interest payments on the securities for a period up to 10 years. Interest compounds during such periods of deferral. If interest is deferred for more than five consecutive years, MetLife, Inc. is required to use proceeds from the sale of its common stock or warrants on common stock to satisfy interest payment obligation. In connection with each of the securities described above, MetLife, Inc. entered into a separate replacement capital covenant (“RCC”). As part of each RCC, MetLife, Inc. agreed that it will not repay, redeem, or purchase the securities on or before a date 10 years prior to the final maturity date of each issuance, unless, subject to certain limitations, it has received cash proceeds during a specified period from the sale of specified replacement securities. Each RCC will terminate upon the occurrence of certain events, including an acceleration of the applicable securities due to the occurrence of an event of default. The RCCs are not intended for the benefit of holders of the securities and may not be enforced by them. Rather, each RCC is for the benefit of the holders of a designated series of MetLife, Inc.’s other indebtedness (the “Covered Debt”). Initially, the Covered Debt for each of the securities described above was MetLife, Inc.’s 5.70% senior notes due 2035 (the “Senior Notes”). As a result of the issuance of MetLife, Inc.’s 10.750% Fixed-to-Floating Rate Junior Subordinated Debentures due 2069 (the “10.750% JSDs”), the 10.750% JSDs became the Covered Debt with respect to, and in accordance with, the terms of the RCC relating to MetLife, Inc.’s 6.40% Fixed-to-Floating Rate Junior Subordinated Debentures due 2066. The Senior Notes continue to be the Covered Debt with respect to, and in accordance with, the terms of the RCCs relating to each of MetLife Capital Trust IV’s 7.875% Fixed-to-Floating Rate Exchangeable Surplus Trust Securities, MetLife Capital Trust X’s 9.250% Fixed-to-Floating Rate Exchangeable Surplus Trust Securities and the 10.750% JSDs. MetLife, Inc. also entered into a replacement capital obligation which will commence during the six month period prior to the scheduled redemption date of each of the securities described above and under which MetLife, Inc. must use reasonable commercial efforts to raise replacement capital to permit repayment of the securities through the issuance of certain qualifying capital securities.

Issuance costs associated with the issuance of the securities of $5 million were incurred during the year ended December 31, 2009. These issuance costs have been capitalized, are included in other assets, and are amortized over the period from the issuance date until the scheduled redemption date of the issuance. Interest expense on outstanding junior subordinated debt securities was $258 million, $258 million and $231 million for the years ended December 31, 2011, 2010, and 2009, respectively.

Other Junior Subordinated Debt Securities

In June 2005, MetLife, Inc. issued $1.1 billion 4.91% Series B junior subordinated debt securities due no later than February 2040, in exchange for $32 million in trust common securities of MetLife Capital Trust III (“Series B Trust”), a subsidiary trust of MetLife, Inc., and $1.0 billion in aggregate cash proceeds from the sale by the subsidiary trust of trust preferred securities.

In February 2009, the Series B Trust was dissolved and $32 million of the Series B junior subordinated debt securities were returned to MetLife, Inc. concurrently with the cancellation of the $32 million of trust common securities of the Series B Trust held by MetLife, Inc. Upon dissolution of the Series B Trust, the remaining $1.0 billion of Series B junior subordinated debt securities were distributed to the holders of the trust preferred securities and such trust preferred securities were canceled. In connection with the remarketing transaction in February 2009, the remaining $1.0 billion of MetLife, Inc. Series B junior subordinated debt securities were modified, as permitted by their terms, to be 7.717% senior debt securities, Series B, due February 2019. The Company did not receive any proceeds from the remarketing. See Note 11.

Interest expense on these junior subordinated debt securities was $6 million for the year ended December 31, 2009.

Common Equity Units	12 Months Ended
Dec. 31, 2011
Common Equity Units [Abstract]
Common Equity Units

14. Common Equity Units

Acquisition of ALICO

In connection with the financing of the Acquisition (see Note 2) in November 2010, MetLife, Inc. issued to AM Holdings 40.0 million Equity Units with an aggregate stated amount at issuance of $3.0 billion and an estimated fair value of $3.2 billion. Each Equity Unit has an initial stated amount of $75 per unit and initially consists of: (i) three Purchase Contracts, each of which obligates the holder to purchase, on a subsequent settlement date, a variable number of shares of MetLife, Inc. common stock, par value $0.01 per share, for a purchase price of $25 ($75 in the aggregate); and (ii) a 1/40 undivided beneficial ownership interest in each of three series of Debt Securities issued by MetLife, Inc., each series of Debt Securities having an aggregate principal amount of $1.0 billion. Distributions on the Equity Units will be made quarterly, and will consist of contract payments on the Purchase Contracts and interest payments on the Debt Securities, at an aggregate annual rate of 5.00% of the stated amount at any time. The excess of the estimated fair value of the Equity Units over the estimated fair value of the Debt Securities (see Note 11), after accounting for the present value of future contract payments recorded in other liabilities, resulted in a net decrease to additional paid-in capital of $69 million, representing the fair value of the Purchase Contracts discussed below. On March 8, 2011, AM Holdings sold, in a public offering, all the Equity Units it received as consideration from MetLife in connection with the Acquisition. The Equity Units are listed on the New York Stock Exchange.

Purchase Contracts

Settlement of the Purchase Contracts of each series will occur upon the successful remarketing of the related series of Debt Securities, or upon a final failed remarketing of the related series, as described below under “— Debt Securities.” On each settlement date subsequent to a successful remarketing, the holder will pay $25 per Equity Unit and MetLife, Inc. will issue to such holder a variable number of shares of its common stock in settlement of the applicable Purchase Contract. The number of shares to be issued will depend on the average of the daily volume-weighted average prices of MetLife, Inc.’s common stock during the 20 trading day periods ending on, and including, the third day prior to the initial scheduled settlement date for each series of Purchase Contracts. The initially-scheduled settlement dates are October 10, 2012 for the Series C Purchase Contracts, September 11, 2013 for the Series D Purchase Contracts and October 8, 2014 for the Series E Purchase Contracts. If the average value of MetLife, Inc.’s common stock as calculated pursuant to the Stock Purchase Agreement during the applicable 20 trading day period is less than or equal to $35.42, as such amount may be adjusted (the “Reference Price”), the number of shares to be issued in settlement of the Purchase Contract will equal $25 divided by the Reference Price, as calculated pursuant to the Stock Purchase Agreement (the “Maximum Settlement Rate”). If the market value of MetLife, Inc.’s common stock is greater than or equal to $44.275, as such amount may be adjusted (the “Threshold Appreciation Price”), the number of shares to be issued in settlement of the Purchase Contract will equal $25 divided by the Threshold Appreciation Price, as so calculated (the “Minimum Settlement Rate”). If the market value of MetLife, Inc.’s common stock is greater than the Reference Price and less than the Threshold Appreciation Price, the number of shares to be issued will equal $25 divided by the applicable market value, as so calculated. In the event of an unsuccessful remarketing of any series of Debt Securities and the postponement of settlement to a later date, the average market value used to calculate the settlement rate for a particular series will not be recalculated, although certain corporate events may require adjustments to the settlement rate. After settlement of all the Purchase Contracts, MetLife, Inc. will receive proceeds of $3.0 billion and issue between 67.8 million and 84.7 million shares of its common stock, subject to certain adjustments. The holder of an Equity Unit may, at its option, settle the related Purchase Contracts before the applicable settlement date. However, upon early settlement, the holder will receive the Minimum Settlement Rate.

Distributions on the Purchase Contracts will be made quarterly at an average annual rate of 3.02%. The value of the Purchase Contracts at issuance of $247 million was calculated as the present value of the future contract payments and was recorded in other liabilities with an offsetting decrease in additional paid-in capital. The other liabilities balance will be reduced as contract payments are made. For the year ended December 31, 2011, $102 million of contract payments were made. For the year ended December 31, 2010, no contract payments were made.

Debt Securities

The Debt Securities are senior, unsecured notes of MetLife, Inc. which, in the aggregate, pay quarterly distributions at an initial average annual rate of 1.98% and are included in long-term debt (see Note 11 for further discussion of terms). The Debt Securities will be initially pledged as collateral to secure the obligations of each Equity Unit holder under the related Purchase Contracts. Each series of the Debt Securities will be subject to a remarketing and sold on behalf of participating holders to investors. The proceeds of a remarketing, net of any related fees, will be applied on behalf of participating holders who so elect to settle any obligation of the holder to pay cash under the related Purchase Contract on the applicable settlement dates. The initially-scheduled remarketing dates are October 10, 2012 for the Series C Debt Securities, September 11, 2013 for the Series D Debt Securities and October 8, 2014 for the Series E Debt Securities, subject to delay if there are one or more unsuccessful remarketings. If the initial attempted remarketing of a series is unsuccessful, up to two additional remarketing attempts will occur. At the remarketing date, the remarketing agent may reset the interest rate on the Debt Securities, subject to a reset cap for each of the first two attempted remarketings of each series. If a remarketing is successful, the reset rate will apply to all outstanding Debt Securities of the applicable tranche of the remarketed series, whether or not the holder participated in the remarketing and will become effective on the settlement date of such remarketing. If the first remarketing attempt with respect to a series is unsuccessful, the applicable Purchase Contract settlement date will be delayed for three calendar months, at which time a second remarketing attempt will occur in connection with settlement. If the second remarketing attempt is unsuccessful, one additional delay may occur on the same basis. If both additional remarketing attempts are unsuccessful, a “final failed remarketing” will have occurred, and the interest rate on such series of Debt Securities will not be reset and the holder may put such series of Debt Securities to MetLife, Inc. at a price equal to its principal amount plus accrued and unpaid interest, if any, and apply the principal amount against the holder’s obligations under the related Purchase Contract.

Income Tax	12 Months Ended
Dec. 31, 2011
Income Tax [Abstract]
Income Tax

15. Income Tax

The provision for income tax from continuing operations was as follows:

	Years Ended December 31,
	2011	2010	2009
	(In millions)
Current:
Federal	$(200)	$121	$(239)
State and local	(1)	21	12
Foreign	614	203	227

Subtotal	413	345	—

Deferred:
Federal	2,241	643	(2,205)
State and local	(3)	(7)	26
Foreign	142	129	73

Subtotal	2,380	765	(2,106)

Provision for income tax expense (benefit)	$2,793	$1,110	$(2,106)

The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported for continuing operations was as follows:

	Years Ended December 31,
	2011	2010	2009
	(In millions)
Tax provision at U.S. statutory rate	$3,215	$1,306	$(1,615)
Tax effect of:
Tax-exempt investment income	(246)	(242)	(288)
State and local income tax	(4)	9	17
Prior year tax	(4)	59	(26)
Tax credits	(138)	(82)	(87)
Foreign tax rate differential	(41)	37	(130)
Change in valuation allowance	16	7	20
Other, net	(5)	16	3

Provision for income tax expense (benefit)	$2,793	$1,110	$(2,106)

Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

	December 31,
	2011	2010
	(In millions)
Deferred income tax assets:
Policyholder liabilities and receivables	$5,939	$8,450
Net operating loss carryforwards	1,595	1,971
Employee benefits	916	664
Capital loss carryforwards	449	408
Tax credit carryforwards	1,692	1,007
Litigation-related and government mandated	207	227
Other	483	336

	11,281	13,063
Less: Valuation allowance	1,083	932

	10,198	12,131

Deferred income tax liabilities:
Investments, including derivatives	3,371	2,261
Intangibles	5,309	5,814
Net unrealized investment gains	4,453	1,560
DAC	3,268	3,338
Other	192	125

	16,593	13,098

Net deferred income tax asset (liability)	$(6,395)	$(967)

The following table sets forth the domestic, state, and foreign net operating and capital loss carryforwards for tax purposes at December 31, 2011:

	Net Operating Loss Carryforwards		Capital Loss Carryforwards
	Amount	Expiration	Amount	Expiration
	(In millions)		(In millions)
Domestic	$1,958	Beginning in 2018	$1,248	Beginning in 2013
State	$251	Beginning in 2012	$—	N/A
Foreign	$3,056	Beginning in 2015	$37	Beginning in 2014

Tax credit carryforwards of $1.7 billion at December 31, 2011 will expire beginning in 2016.

As of the Acquisition Date, the Company had established a valuation allowance of $671 million against the amount of U.S. deferred tax assets that was expected to reverse post-branch restructuring of American Life. As of November 1, 2011 the Company finalized American Life’s current and deferred income tax liabilities based upon the determination of the amount of taxes resulting from the Section 338 Election and the corresponding filing of the income tax return. Accordingly, American Life’s current income tax receivable was increased by $12 million and deferred tax assets were reduced by $2 million with a corresponding net decrease to goodwill. The Company also increased the valuation allowance recorded against U.S. deferred tax assets to $720 million. The increase in the valuation allowance of $49 million, with a corresponding increase to goodwill, was a result of changes in estimates and assumptions relating to the reversal of U.S. temporary differences prior to the completion of the anticipated restructuring of American Life’s foreign branches and filing of the income tax return.

The Company also has recorded a valuation allowance increase related to tax benefits of $20 million related to certain state and foreign net operating loss carryforwards, $1 million related to certain foreign unrealized losses, $86 million related to certain foreign other assets, and a decrease of $5 million related to certain foreign capital loss carryforwards. The valuation allowance reflects management’s assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain foreign net operating and capital loss carryforwards, certain state net operating loss carryforwards, certain foreign unrealized losses and certain foreign other assets will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable.

The Company has not provided U.S. deferred taxes on cumulative earnings of certain non-U.S. affiliates and associated companies that have been reinvested indefinitely. These earnings relate to ongoing operations and have been reinvested in active non- U.S. business operations. The Company does not intend to repatriate these earnings to fund U.S. operations. Deferred taxes are provided for earnings of non-U.S. affiliates and associated companies when the Company plans to remit those earnings. At December 31, 2011 the Company had not made a provision for U.S. taxes on approximately $1.7 billion of the excess of the amount for financial reporting over the tax basis of investments in foreign subsidiaries that are essentially permanent in duration. It is not practicable to estimate the amount of deferred tax liability related to investments in these foreign subsidiaries.

The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as foreign jurisdictions. The Company is under continuous examination by the IRS and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction. With a few exceptions, the Company is no longer subject to U.S. federal, state and local, or foreign income tax examinations by tax authorities for years prior to 2000. In early 2009, the Company and the IRS completed and substantially settled the audit years of 2000 to 2002. A few issues not settled have been escalated to the next level, IRS Appeals. The IRS exam of the current audit cycle, years 2003 to 2006, began in April 2010.

The Company’s liability for unrecognized tax benefits may decrease in the next 12 months pending the outcome of remaining issues, tax-exempt income and tax credits associated with the 2000 to 2002 IRS audit. A reasonable estimate of the decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company’s effective tax rate for a particular future period.

A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

	Years Ended December 31,
	2011	2010	2009
	(In millions)
Balance at January 1,	$810	$773	$766
Additions for tax positions of prior years	30	186 (1)	43
Reductions for tax positions of prior years	(161)	(84)	(33)
Additions for tax positions of current year	13	13	52
Reductions for tax positions of current year	(8)	(8)	(9)
Settlements with tax authorities	(5)	(59)	(46)
Lapses of statutes of limitations	—	(11)	—

Balance at December 31,	$679	$810	$773

Unrecognized tax benefits that, if recognized would impact the effective rate	$527	$536	$583

(1)	An increase of $169 million resulted from the acquisition of American Life.

The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses, while penalties are included in income tax expense.

Interest and penalties were as follows:

	Years Ended December 31,
	2011	2010	2009
	(In millions)
Interest and penalties recognized in the consolidated statements of operations	$31	$6	$21

		December 31,
		2011	2010
		(In millions)
Interest and penalties included in other liabilities in the consolidated balance sheets		$235	$221(1)

(1)	An increase of $20 million resulted from the acquisition of American Life.

The U.S. Treasury Department and the IRS have indicated that they intend to address through regulations the methodology to be followed in determining the dividends received deduction (“DRD”), related to variable life insurance and annuity contracts. The DRD reduces the amount of dividend income subject to tax and is a significant component of the difference between the actual tax expense and expected amount determined using the federal statutory tax rate of 35%. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the years ended December 31, 2011 and 2010, the Company recognized an income tax benefit of $159 million and $87 million, respectively, related to the separate account DRD. The 2011 benefit included a benefit of $8 million related to a true-up of the 2010 tax return. The 2010 benefit included an expense of $57 million related to a true-up of the 2009 tax return.

Contingencies, Commitments and Guarantees	12 Months Ended
Dec. 31, 2011
Contingencies, Commitments and Guarantees [Abstract]
Contingencies, Commitments and Guarantees

16. Contingencies, Commitments and Guarantees

Contingencies

Litigation

The Company is a defendant in a large number of litigation matters. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

The Company establishes liabilities for litigation and regulatory loss contingencies when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities have been established for a number of the matters noted below. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated at December 31, 2011. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known to management, management does not believe any such charges are likely to have a material effect on the Company’s financial position.

Matters as to Which an Estimate Can Be Made

For some of the matters disclosed below, the Company is able to estimate a reasonably possible range of loss. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. As of December 31, 2011, the Company estimates the aggregate range of reasonably possible losses in excess of amounts accrued for these matters to be approximately $0 to $200 million.

Matters as to Which an Estimate Cannot Be Made

For other matters disclosed below, the Company is not currently able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

Asbestos-Related Claims

MLIC is and has been a defendant in a large number of asbestos-related suits filed primarily in state courts. These suits principally allege that the plaintiff or plaintiffs suffered personal injury resulting from exposure to asbestos and seek both actual and punitive damages. MLIC has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products nor has MLIC issued liability or workers’ compensation insurance to companies in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. The lawsuits principally have focused on allegations with respect to certain research, publication and other activities of one or more of MLIC’s employees during the period from the 1920’s through approximately the 1950’s and allege that MLIC learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. MLIC believes that it should not have legal liability in these cases. The outcome of most asbestos litigation matters, however, is uncertain and can be impacted by numerous variables, including differences in legal rulings in various jurisdictions, the nature of the alleged injury and factors unrelated to the ultimate legal merit of the claims asserted against MLIC. MLIC employs a number of resolution strategies to manage its asbestos loss exposure, including seeking resolution of pending litigation by judicial rulings and settling individual or groups of claims or lawsuits under appropriate circumstances.

Claims asserted against MLIC have included negligence, intentional tort and conspiracy concerning the health risks associated with asbestos. MLIC’s defenses (beyond denial of certain factual allegations) include that: (i) MLIC owed no duty to the plaintiffs — it had no special relationship with the plaintiffs and did not manufacture, produce, distribute or sell the asbestos products that allegedly injured plaintiffs; (ii) plaintiffs did not rely on any actions of MLIC; (iii) MLIC’s conduct was not the cause of the plaintiffs’ injuries; (iv) plaintiffs’ exposure occurred after the dangers of asbestos were known; and (v) the applicable time with respect to filing suit has expired. During the course of the litigation, certain trial courts have granted motions dismissing claims against MLIC, while other trial courts have denied MLIC’s motions to dismiss. There can be no assurance that MLIC will receive favorable decisions on motions in the future. While most cases brought to date have settled, MLIC intends to continue to defend aggressively against claims based on asbestos exposure, including defending claims at trials.

The approximate total number of asbestos personal injury claims pending against MLIC as of the dates indicated, the approximate number of new claims during the years ended on those dates and the approximate total settlement payments made to resolve asbestos personal injury claims at or during those years are set forth in the following table:

	December 31,
	2011	2010	2009
	(In millions, except number of claims)
Asbestos personal injury claims at year end	66,747	68,513	68,804
Number of new claims during the year	4,972	5,670	3,910
Settlement payments during the year (1)	$34.2	$34.9	$37.6

(1)

Settlement payments represent payments made by MLIC during the year in connection with settlements made in that year and in prior years. Amounts do not include MLIC’s attorneys’ fees and expenses and do not reflect amounts received from insurance carriers.

In 2008, MLIC received approximately 5,063 new claims, ending the year with a total of approximately 74,027 claims, and paid approximately $99 million for settlements reached in 2008 and prior years. In 2007, MLIC received approximately 7,161 new claims, ending the year with a total of approximately 79,717 claims, and paid approximately $28.2 million for settlements reached in 2007 and prior years. In 2006, MLIC received approximately 7,870 new claims, ending the year with a total of approximately 87,070 claims, and paid approximately $35.5 million for settlements reached in 2006 and prior years. In 2005, MLIC received approximately 18,500 new claims, ending the year with a total of approximately 100,250 claims, and paid approximately $74.3 million for settlements reached in 2005 and prior years. In 2004, MLIC received approximately 23,900 new claims, ending the year with a total of approximately 108,000 claims, and paid approximately $85.5 million for settlements reached in 2004 and prior years. In 2003, MLIC received approximately 58,750 new claims, ending the year with a total of approximately 111,700 claims, and paid approximately $84.2 million for settlements reached in 2003 and prior years. The number of asbestos cases that may be brought, the aggregate amount of any liability that MLIC may incur, and the total amount paid in settlements in any given year are uncertain and may vary significantly from year to year.

The ability of MLIC to estimate its ultimate asbestos exposure is subject to considerable uncertainty, and the conditions impacting its liability can be dynamic and subject to change. The availability of reliable data is limited and it is difficult to predict the numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims, the disease mix and severity of disease in pending and future claims, the impact of the number of new claims filed in a particular jurisdiction and variations in the law in the jurisdictions in which claims are filed, the possible impact of tort reform efforts, the willingness of courts to allow plaintiffs to pursue claims against MLIC when exposure to asbestos took place after the dangers of asbestos exposure were well known, and the impact of any possible future adverse verdicts and their amounts.

The ability to make estimates regarding ultimate asbestos exposure declines significantly as the estimates relate to years further in the future. In the Company’s judgment, there is a future point after which losses cease to be probable and reasonably estimable. It is reasonably possible that the Company’s total exposure to asbestos claims may be materially greater than the asbestos liability currently accrued and that future charges to income may be necessary. To the extent the Company can estimate reasonably possible losses in excess of amounts accrued, it has been included in the aggregate estimate of reasonably possible loss provided above. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material effect on the Company’s financial position.

The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for asbestos-related claims. MLIC’s recorded asbestos liability is based on its estimation of the following elements, as informed by the facts presently known to it, its understanding of current law and its past experiences: (i) the probable and reasonably estimable liability for asbestos claims already asserted against MLIC, including claims settled but not yet paid; (ii) the probable and reasonably estimable liability for asbestos claims not yet asserted against MLIC, but which MLIC believes are reasonably probable of assertion; and (iii) the legal defense costs associated with the foregoing claims. Significant assumptions underlying MLIC’s analysis of the adequacy of its recorded liability with respect to asbestos litigation include: (i) the number of future claims; (ii) the cost to resolve claims; and (iii) the cost to defend claims.

MLIC reevaluates on a quarterly and annual basis its exposure from asbestos litigation, including studying its claims experience, reviewing external literature regarding asbestos claims experience in the United States, assessing relevant trends impacting asbestos liability and considering numerous variables that can affect its asbestos liability exposure on an overall or per claim basis. These variables include bankruptcies of other companies involved in asbestos litigation, legislative and judicial developments, the number of pending claims involving serious disease, the number of new claims filed against it and other defendants and the jurisdictions in which claims are pending. As previously disclosed, in 2002 MLIC increased its recorded liability for asbestos-related claims by $402 million from approximately $820 million to $1.2 billion. Based upon its regular reevaluation of its exposure from asbestos litigation, MLIC has updated its liability analysis for asbestos-related claims through December 31, 2011.

Regulatory Matters

The Company receives and responds to subpoenas or other inquiries from state regulators, including state insurance commissioners; state attorneys general or other state governmental authorities; federal regulators, including the U.S. Securities and Exchange Commission (“SEC”); federal governmental authorities, including congressional committees; and the Financial Industry Regulatory Authority (“FINRA”) seeking a broad range of information. The issues involved in information requests and regulatory matters vary widely. The Company cooperates in these inquiries.

MetLife Bank Mortgage Servicing Regulatory and Law Enforcement Authorities’ Inquiries. Since 2008, MetLife, through its affiliate, MetLife Bank, has significantly increased its mortgage servicing activities by acquiring servicing portfolios. Currently, MetLife Bank services approximately 1% of the aggregate principal amount of the mortgage loans serviced in the U.S. State and federal regulatory and law enforcement authorities have initiated various inquiries, investigations or examinations of alleged irregularities in the foreclosure practices of the residential mortgage servicing industry. Mortgage servicing practices have also been the subject of Congressional attention. Authorities have publicly stated that the scope of the investigations extends beyond foreclosure documentation practices to include mortgage loan modification and loss mitigation practices.

MetLife Bank’s mortgage servicing has been the subject of recent inquiries and requests by state and federal regulatory and law enforcement authorities. MetLife Bank is cooperating with the authorities’ review of this business. On April 13, 2011, the Office of the Comptroller of the Currency (“OCC”) entered into consent decrees with several banks, including MetLife Bank. The consent decrees require an independent review of foreclosure practices and set forth new residential mortgage servicing standards, including a requirement for a designated point of contact for a borrower during the loss mitigation process. In addition, the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”) entered into consent decrees with the affiliated bank holding companies of these banks, including MetLife, Inc., to enhance the supervision of the mortgage servicing activities of their banking subsidiaries. In a February 9, 2012 press release, the Federal Reserve Board announced that it had issued monetary sanctions against five banking organizations for deficiencies in the organizations’ servicing of residential mortgage loans and processing of foreclosures. The Federal Reserve Board also stated that it plans to announce monetary penalties against six other institutions under its supervision against whom it had issued enforcement actions in 2011 for deficiencies in servicing of residential mortgage loans and processing foreclosures. The Federal Reserve Board did not identify these six institutions, but MetLife, Inc. is among the institutions that entered into consent decrees with the Federal Reserve Board in 2011. MetLife Bank has also had a meeting with the Department of Justice regarding mortgage servicing and foreclosure practices. It is possible that various state or federal regulatory and law enforcement authorities may seek monetary penalties from MetLife Bank relating to foreclosure practices. MetLife Bank is responding to a subpoena issued by the New York State Department of Financial Services regarding hazard insurance and flood insurance that MetLife Bank obtains to protect the lienholder’s interest when the borrower’s insurance has lapsed.

These consent decrees, as well as the inquiries or investigations referred to above, could adversely affect MetLife’s reputation or result in material fines, penalties, equitable remedies or other enforcement actions, and result in significant legal costs in responding to governmental investigations or other litigation. In addition, the changes to the mortgage servicing business required by the consent decrees and the resolution of any other inquiries or investigations may affect the profitability of such business. The Company is unable to estimate the reasonably possible loss or range of loss arising from the MetLife Bank regulatory matters. Management believes that the Company’s consolidated financial statements as a whole will not be materially affected by the MetLife Bank regulatory matters.

United States of America v. EME Homer City Generation, L.P., et al. (W.D. Pa., filed January 4, 2011). On January 4, 2011, the U.S. commenced a civil action in United States District Court for the Western District of Pennsylvania against EME Homer City Generation L.P. (“EME Homer City”), Homer City OL6 LLC, and other defendants regarding the operations of the Homer City Generating Station, an electricity generating facility. Homer City OL6 LLC, an entity owned by MLIC, is a passive investor with a noncontrolling interest in the electricity generating facility, which is solely operated by the lessee, EME Homer City. The complaint sought injunctive relief and assessment of civil penalties for alleged violations of the federal Clean Air Act and Pennsylvania’s State Implementation Plan. The alleged violations were the subject of Notices of Violations (“NOVs”) that the Environmental Protection Agency (“EPA”) issued to EME Homer City, Homer City OL6 LLC, and others in June 2008 and May 2010. On January 7, 2011, the United States District Court for the Western District of Pennsylvania granted the motion by the Pennsylvania Department of Environmental Protection and the State of New York to intervene in the lawsuit as additional plaintiffs. On February 16, 2011, the State of New Jersey filed an Intervenor’s Complaint in the lawsuit. On January 7, 2011, two plaintiffs filed a putative class action titled Scott Jackson and Maria Jackson v. EME Homer City Generation L.P., et al. in the United States District Court for the Western District of Pennsylvania on behalf of a putative class of persons who have allegedly incurred damage to their persons and/or property because of the violations alleged in the action brought by the U.S. Homer City OL6 LLC is a defendant in this action. On October 12, 2011, the court issued an order dismissing the U.S.’s lawsuit with prejudice. The Government entities have appealed from the order granting defendants’ motion to dismiss. On October 13, 2011, the court also issued an order dismissing the federal claims in the putative class actions with prejudice and dismissing the state law claims in the putative class actions without prejudice to re-file in state court. EME Homer City has acknowledged its obligation to indemnify Homer City OL6 LLC for any claims relating to the NOVs. Due to the acknowledged indemnification obligation, this matter is not included in the aggregate estimate of range of reasonably possible loss. In a February 13, 2012 letter to EME Homer City, Homer City OL6 LLC and others, the Sierra Club indicated its intent to sue for alleged violations of the Clean Air Act and to seek to enjoin the alleged violations, seek unspecified penalties and attorneys’ fees, and other relief. Homer City OL6 LLC has served a claim for indemnification on EME Homer City.

In the Matter of Chemform, Inc. Site, Pompano Beach, Broward County, Florida. In July 2010, the EPA advised MLIC that it believed payments were due under two settlement agreements, known as “Administrative Orders on Consent,” that New England Mutual Life Insurance Company (“New England Mutual”) signed in 1989 and 1992 with respect to the cleanup of a Superfund site in Florida (the “Chemform Site”). The EPA originally contacted MLIC (as successor to New England Mutual) and a third party in 2001, and advised that they owed additional clean-up costs for the Chemform Site. The matter was not resolved at that time. The EPA is requesting payment of an amount under $1 million from MLIC and such third party for past costs and an additional amount for future environmental testing costs at the Chemform Site. The Company estimates that the aggregate cost to resolve this matter will not exceed $1 million.

Sales Practices Regulatory Matters. Regulatory authorities in a small number of states and FINRA, and occasionally the SEC, have had investigations or inquiries relating to sales of individual life insurance policies or annuities or other products by MLIC, MICC, New England Life Insurance Company and General American Life Insurance Company, and four Company broker-dealers, which are MetLife Securities, Inc., New England Securities Corporation, Walnut Street Securities, Inc. and Tower Square Securities, Inc. These investigations often focus on the conduct of particular financial services representatives and the sale of unregistered or unsuitable products or the misuse of client assets. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief, including restitution payments. The Company may continue to resolve investigations in a similar manner. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for these sales practices-related investigations or inquiries.

Unclaimed Property Inquiries and Related Litigation

More than 30 U.S. jurisdictions are auditing MetLife, Inc. and certain of its affiliates for compliance with unclaimed property laws. Additionally, MLIC and certain of its affiliates have received subpoenas and other regulatory inquiries from certain regulators and other officials relating to claims-payment practices and compliance with unclaimed property laws. An examination of these practices by the Illinois Department of Insurance has been converted into a multistate targeted market conduct exam. On July 5, 2011, the New York Insurance Department issued a letter requiring life insurers doing business in New York to use data available on the U.S. Social Security Administration’s Death Master File or a similar database to identify instances where death benefits under life insurance policies, annuities, and retained asset accounts are payable, to locate and pay beneficiaries under such contracts, and to report the results of the use of the data. It is possible that other jurisdictions may pursue similar investigations or inquiries, may join the multistate market conduct exam, or issue directives similar to the New York Insurance Department’s letter. In the third quarter of 2011, the Company incurred a $117 million after tax charge to increase reserves in connection with the Company’s use of the U.S. Social Security Administration’s Death Master File and similar databases to identify potential life insurance claims that have not yet been presented to the Company. It is possible that the audits, market conduct exam, and related activity may result in additional payments to beneficiaries, additional escheatment of funds deemed abandoned under state laws, administrative penalties, interest, and changes to the Company’s procedures for the identification and escheatment of abandoned property. The Company believes that payments for life insurance claims not yet presented and interest thereon will not be materially different from the reserve charge noted above. To the extent the Company can estimate the reasonably possible amount of potential additional payments, it has been included in the aggregate estimate of reasonably possible loss provided above. It is possible that there will be additional payments or other expenses incurred with respect to changes in procedures, and the Company is not currently able to estimate these additional possible amounts but such costs may be substantial.

Total Asset Recovery Services, LLC on behalf of the State of Illinois v. MetLife, Inc., et. al. (Cir. Ct. Cook County, IL, filed January 24, 2011). Alleging that MetLife, Inc. and another company have violated the Illinois Uniform Disposition of Unclaimed Property Act by failing to escheat to Illinois benefits of 4,766 life insurance contracts, Total Asset Recovery Services, LLC (“the Relator”) has brought an action under the Illinois False Claims Whistleblower Reward and Protection Act seeking to recover damages on behalf of Illinois. The action was sealed by court order until January 18, 2012. The Relator alleges that the aggregate damages, including statutory damages and treble damages, is $1,572,780,000. The Relator does not allocate this claimed damage amount between MetLife, Inc. and the other defendant. The Relator also bases its damage calculation in part on its assumption that the average face amount of the subject policies is $110,000. MetLife, Inc. strongly disputes this assumption, the Relator’s alleged damages amounts, and other allegations in the complaint, and intends to defend this action vigorously.

City of Westland Police and Fire Retirement System v. MetLife, Inc., et. al. (S.D.N.Y., filed January 12, 2012). Seeking to represent a class of persons who purchased MetLife, Inc. common shares between February 2, 2010, and October 6, 2011, the plaintiff filed an action alleging that MetLife, Inc. and several current and former executive officers of MetLife, Inc. violated the Securities Exchange Act of 1934 and Rule 10b-5 promulgated thereunder by issuing, or causing MetLife, Inc. to issue, materially false and misleading statements concerning MetLife, Inc.’s potential liability for millions of dollars in insurance benefits that should have been paid to beneficiaries or escheated to the states. Plaintiff seeks unspecified compensatory damages and other relief. The defendants intend to vigorously defend this action.

Fishbaum v. Kandarian, et al. (Sup. Ct., New York County, filed January 27, 2012). Seeking to sue derivatively on behalf of MetLife, Inc., a shareholder commenced an action against members of the MetLife, Inc. Board of Directors alleging that they breached their fiduciary and other duties to the Company. Plaintiff alleges that the defendants failed to ensure that the Company complied with state unclaimed property laws and to ensure that the Company accurately reported its earnings. Plaintiff alleges that because of the defendants’ breaches of duty, MetLife, Inc. has incurred damage to its reputation and has suffered other unspecified damages. The defendants intend to vigorously defend this action.

Total Control Accounts Litigation

MLIC is a defendant in lawsuits related to its use of retained asset accounts, known as Total Control Accounts (“TCA”), as a settlement option for death benefits. The lawsuits include claims of breach of contract, breach of a common law fiduciary duty or a quasi-fiduciary duty such as a confidential or special relationship, or breach of a fiduciary duty under the Employee Retirement Income Security Act of 1974 (“ERISA”).

Clark, et al. v. Metropolitan Life Insurance Company (D. Nev., filed March 28, 2008). This putative class action lawsuit alleges breach of contract and breach of a common law fiduciary and/or quasi-fiduciary duty arising from use of the TCA to pay life insurance policy death benefits. As damages, plaintiffs seek disgorgement of the difference between the interest paid to the account holders and the investment earnings on the assets backing the accounts. In March 2009, the court granted in part and denied in part MLIC’s motion to dismiss, dismissing the fiduciary duty and unjust enrichment claims but allowing a breach of contract claim and a special or confidential relationship claim to go forward. On September 9, 2010, the court granted MLIC’s motion for summary judgment. Plaintiffs appealed this order and on December 7, 2011, the United States Court of Appeals for the Ninth Circuit affirmed the district court’s grant of summary judgment to MLIC, finding no breach of contract because plaintiffs suffered no damages and finding that no special or confidential relationship existed between the parties under Nevada law.

Faber, et al. v. Metropolitan Life Insurance Company (S.D.N.Y., filed December 4, 2008). This putative class action lawsuit alleges that MLIC’s use of the TCA as the settlement option under group life insurance policies violates MLIC’s fiduciary duties under ERISA. As damages, plaintiffs seek disgorgement of the difference between the interest paid to the account holders and the investment earnings on the assets backing the accounts. On October 23, 2009, the court granted MLIC’s motion to dismiss with prejudice. On August 5, 2011, the United States Court of Appeals for the Second Circuit affirmed the dismissal of the complaint. Plaintiffs’ petition for a rehearing or rehearing en banc with the Second Circuit was denied by the Second Circuit on November 1, 2011.

Keife, et al. v. Metropolitan Life Insurance Company (D. Nev., filed in state court on July 30, 2010 and removed to federal court on September 7, 2010). This putative class action lawsuit raises a breach of contract claim arising from MLIC’s use of the TCA to pay life insurance benefits under the Federal Employees’ Group Life Insurance program (“FEGLI”). As damages, plaintiffs seek disgorgement of the difference between the interest paid to the account holders and the investment earnings on the assets backing the accounts. In September 2010, plaintiffs filed a motion for class certification of the breach of contract claim, which the court has denied. On April 28, 2011, the court denied MLIC’s motion to dismiss.

Simon v. Metropolitan Life Insurance Company (D. Nev., filed November 3, 2011). Similar to Keife v. Metropolitan Life Insurance Company (pending in the same court), in this putative class action the plaintiff alleges that MLIC improperly paid interest to FEGLI beneficiaries. Specifically, plaintiff alleges that under the terms of the FEGLI policy, MLIC is required to make “immediate” payment of death benefits in “one sum.” MLIC, plaintiff alleges, breached this duty by instead retaining the death benefits in its general investment account and sending beneficiaries a “book of drafts” known as the “TCA Money Market Option” as the only means by which funds can be accessed. Plaintiff further alleges that MLIC manipulates interest rates paid to policy beneficiaries. This matter has been consolidated with Keife.

The Company is unable to estimate the reasonably possible loss or range of loss arising from the TCA matters.

Other U.S. Litigation

Roberts, et al. v. Tishman Speyer Properties, et al. (Sup. Ct., N.Y. County, filed January 22, 2007). This lawsuit was filed by a putative class of market rate tenants at Stuyvesant Town and Peter Cooper Village against parties including Metropolitan Tower Life Insurance Company (“MTL”) and Metropolitan Insurance and Annuity Company. Metropolitan Insurance and Annuity Company has merged into MTL and no longer exists as a separate entity. These tenants claim that MTL, as former owner, and the current owner improperly deregulated apartments while receiving J-51 tax abatements. The lawsuit seeks declaratory relief and damages for rent overcharges. In October 2009, the New York State Court of Appeals issued an opinion denying MTL’s motion to dismiss the complaint. MTL has reached a settlement in principle with the plaintiff tenants, subject to finalizing the settlement terms and court approval. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for this lawsuit.

Merrill Haviland, et al. v. Metropolitan Life Insurance Company (E.D. Mich., removed to federal court on July 22, 2011). This lawsuit was filed by 45 retired General Motors (“GM”) employees against MLIC and includes claims for conversion, unjust enrichment, breach of contract, fraud, intentional infliction of emotional distress, fraudulent insurance acts, and unfair trade practices, based upon GM’s 2009 reduction of the employees’ life insurance coverage under GM’s ERISA-governed plan. The complaint includes a count seeking class action status. MLIC is the insurer of GM’s group life insurance plan and administers claims under the plan. According to the complaint, MLIC had previously provided plaintiffs with a “written guarantee” that their life insurance benefits under the GM plan would not be reduced for the rest of their lives. MLIC has removed the case to federal court based upon complete ERISA preemption of the state law claims. Plaintiffs filed an amended complaint recasting the state law claims and asserting ERISA claims. MLIC has filed a motion to dismiss.

Sales Practices Claims. Over the past several years, the Company has faced numerous claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. Some of the current cases seek substantial damages, including punitive and treble damages and attorneys’ fees. The Company continues to vigorously defend against the claims in these matters. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices matters.

International Litigation

Sun Life Assurance Company of Canada v. Metropolitan Life Ins. Co. (Super. Ct., Ontario, October 2006). In 2006, Sun Life Assurance Company of Canada (“Sun Life”), as successor to the purchaser of MLIC’s Canadian operations, filed this lawsuit in Toronto, seeking a declaration that MLIC remains liable for “market conduct claims” related to certain individual life insurance policies sold by MLIC and that have been transferred to Sun Life. Sun Life had asked that the court require MLIC to indemnify Sun Life for these claims pursuant to indemnity provisions in the sale agreement for the sale of MLIC’s Canadian operations entered into in June of 1998. In January 2010, the court found that Sun Life had given timely notice of its claim for indemnification but, because it found that Sun Life had not yet incurred an indemnifiable loss, granted MLIC’s motion for summary judgment. Both parties appealed. In September 2010, Sun Life notified MLIC that a purported class action lawsuit was filed against Sun Life in Toronto, Kang v. Sun Life Assurance Co. (Super. Ct., Ontario, September 2010), alleging sales practices claims regarding the same individual policies sold by MLIC and transferred to Sun Life. An amended class action complaint in that case was served on Sun Life, again without naming MLIC as a party. On August 30, 2011, Sun Life notified MLIC that a purported class action lawsuit was filed against Sun Life in Vancouver, Alamwala v. Sun Life Assurance Co. (Sup. Ct., British Columbia, August 2011), alleging sales practices claims regarding certain of the same policies sold by MLIC and transferred to Sun Life. Sun Life contends that MLIC is obligated to indemnify Sun Life for some or all of the claims in these lawsuits. The Company is unable to estimate the reasonably possible loss or range of loss arising from this litigation.

Italy Fund Redemption Suspension Complaints and Litigation. As a result of suspension of withdrawals and diminution in value in certain funds offered within certain unit-linked policies sold by the Italian branch of Alico Life International, Ltd. (“ALIL”), a number of policyholders invested in those funds have either commenced or threatened litigation against ALIL, alleging misrepresentation, inadequate disclosures and other related claims. These policyholders contacted ALIL beginning in July 2009 alleging that the funds operated at variance to the published prospectus and that prospectus risk disclosures were allegedly wrong, unclear, and misleading. The limited number of lawsuits that have been filed to date have either been resolved or are proceeding through litigation. In March 2011, ALIL began implementing a plan to resolve policyholder claims. Under the plan, ALIL will provide liquidity to the suspended funds so that policyholders may withdraw investments in these funds, and ALIL will offer policyholders amounts in addition to the liquidation value of the suspended funds based on the performance of other relevant financial products. The settlement program achieved a 96% acceptance rate. Those policyholders who did not accept the settlement may still pursue other remedies or commence individual litigation. The formal investigation opened by the Milan public prosecutor into the actions of ALIL employees, as well as of employees of ALIL’s major distributor, has been dismissed by the court. Under the terms of the stock purchase agreement dated as of March 7, 2010, as amended, by and among MetLife, Inc., AIG and AM Holdings, AIG has agreed to indemnify MetLife, Inc. and its affiliates for third party claims and regulatory fines associated with ALIL’s suspended funds. Due to the acknowledged indemnification obligation, this matter is not included in the aggregate estimate of range of reasonably possible loss.

Summary

Putative or certified class action litigation and other litigation and claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company’s consolidated financial statements, have arisen in the course of the Company’s business, including, but not limited to, in connection with its activities as an insurer, mortgage lending bank, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company’s compliance with applicable insurance and other laws and regulations.

It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters referred to previously, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material effect upon the Company’s financial position, based on information currently known by the Company’s management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company’s consolidated net income or cash flows in particular quarterly or annual periods.

Insolvency Assessments

Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. In addition, Japan has established the Life Insurance Policyholders Protection Corporation of Japan as a contingency to protect policyholders against the insolvency of life insurance companies in Japan through assessments to companies licensed to provide life insurance.

Assets and liabilities held for insolvency assessments were as follows:

	December 31,
	2011	2010
	(In millions)
Other Assets:
Premium tax offset for future undiscounted assessments	$97	$55
Premium tax offsets currently available for paid assessments	14	8
Receivable for reimbursement of paid assessments (1)	6	6

	$117	$69

Other Liabilities:
Insolvency assessments	$193	$94

(1)	The Company holds a receivable from the seller of a prior acquisition in accordance with the purchase agreement.

On September 1, 2011, the New York State Department of Financial Services filed a liquidation plan for Executive Life Insurance Company of New York (“ELNY”), which had been under rehabilitation by the Liquidation Bureau since 1991. The plan will involve the satisfaction of insurers’ financial obligations under a number of state life and health insurance guaranty associations and also contemplates that additional industry support for certain ELNY policyholders will be provided. The Company recorded a net charge of $40 million, after tax, related to ELNY.

Argentina

The Argentine economic, regulatory and legal environment, including interpretations of laws and regulations by regulators and courts, is uncertain. Potential legal or governmental actions related to pension reform, fiduciary responsibilities, performance guarantees, insurance regulations and tax rulings could adversely affect the results of the Company.

In 2007, pension reform legislation in Argentina was enacted which instituted substantial pension reforms, as well as reforms to death and disability insurance coverage. The reform reinstituted the Argentine government’s pension plan system and allowed for pension participants to transfer their future contributions to the Argentine government pension plan system. The death and disability insurance reforms relieved the Company of its obligation to provide death and disability policy coverages and resulted in the elimination of related insurance liabilities.

In December 2008, the Argentine government, through adoption of the nationalization law, which nationalized the Social Security System by moving all pension fund assets and new contributions to the government-run “pay as you go” system, effectively eliminated private pension companies in Argentina.

In March 2009, in light of market developments resulting from the Argentine Supreme Court ruling against the 2002 pesification law and the implementation by the Company of a program to allow the contractholders that had not filed a lawsuit to convert to U.S. dollars the social security annuity contracts denominated in pesos by the pesification law, the Company reduced its related outstanding contingent liabilities by $108 million, net of income tax, which was partially offset by the establishment of contingent liabilities from the implementation of the program to convert these contracts to U.S. dollars of $13 million, net of income tax, resulting in a decrease to net loss of $95 million, net of income tax, for the year ended December 31, 2009.

In February 2011, the Argentine Superintendent of Insurance (“SSN”) enacted Resolution No. 35,615, which affects the reinsurance regulatory framework. From September 1, 2011, cross-border reinsurance operations were effectively prohibited, with some minor exceptions: Foreign reinsurers that have not set up an Argentine reinsurance subsidiary or branch are only able to underwrite risks from Argentine cedants when, due to the importance and type of risk to be ceded, there is no local capacity and subject to the approval of the SSN (which will be granted on a case by case basis) and to the registration of such foreign reinsurer with the SSN.

In October 2011, the SSN enacted Resolution No. 36,162 which affects the Company’s ability to invest and diversify abroad. From November 4, 2011, insurers will have a term of: (i) 10 business days to file with the SSN an affidavit, reporting all investments located abroad; and (ii) 50 calendar days to evidence with the SSN the transfer to Argentina of all the investments and funds located abroad. All investments and funds must be located in Argentina no later than December 31, 2011. The Company was in compliance with this resolution at December 31, 2011.

Further governmental or legal actions are possible in Argentina. Such actions may impact the level of existing assets and liabilities or may create additional obligations or benefits to the Company’s operations in Argentina. Management has made its best estimate of its obligations based upon information currently available; however, further governmental or legal actions could result in changes in rights and obligations which could materially impact the amounts presented in the consolidated financial statements.

Commitments

Leases

In accordance with industry practice, certain of the Company’s income from lease agreements with retail tenants are contingent upon the level of the tenants’ revenues. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, information technology and other equipment. Future minimum rental and sublease income, and minimum gross rental payments relating to these lease agreements are as follows:

	Rental Income	Sublease Income	Gross Rental Payments
	(In millions)
2012	$425	$17	$337
2013	$386	$20	$279
2014	$332	$12	$202
2015	$283	$12	$172
2016	$223	$12	$145
Thereafter	$921	$74	$917

The Company previously moved certain of its operations in New York from Long Island City, Queens to Manhattan. Market conditions, which precluded the Company’s immediate and complete sublet of all unused space following this movement of operations, resulted in a lease impairment charge of $52 million during 2009, which is included in other expenses within Corporate & Other. The impairment charge was determined based upon the present value of the gross rental payments less sublease income discounted at a risk-adjusted rate over the remaining lease terms which range from 15-20 years. The Company has made assumptions with respect to the timing and amount of future sublease income in the determination of this impairment charge. See Note 19 for discussion of $28 million of such charges related to restructuring. Additional impairment charges could be incurred should market conditions change.

Commitments to Fund Partnership Investments

The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $4.0 billion and $3.8 billion at December 31, 2011 and 2010, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

Mortgage Loan Commitments

The Company has issued interest rate lock commitments on certain residential mortgage loan applications totaling $5.6 billion and $2.5 billion at December 31, 2011 and 2010, respectively. The Company intends to sell the majority of these originated residential mortgage loans. Interest rate lock commitments to fund mortgage loans that will be held-for-sale are considered derivatives and their estimated fair value and notional amounts are included within interest rate forwards. See Note 4.

The Company also commits to lend funds under certain other mortgage loan commitments that will be held-for-investment. The amounts of these mortgage loan commitments were $4.1 billion and $3.8 billion at December 31, 2011 and 2010, respectively.

Commitments to Fund Bank Credit Facilities, Bridge Loans and Private Corporate Bond Investments

The Company commits to lend funds under bank credit facilities, bridge loans and private corporate bond investments. The amounts of these unfunded commitments were $1.4 billion and $2.4 billion at December 31, 2011 and 2010, respectively.

Guarantees

In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $1 million to $800 million, with a cumulative maximum of $1.5 billion, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company’s interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

The Company has also guaranteed minimum investment returns on certain international retirement funds in accordance with local laws. Since these guarantees are not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.

During the year ended December 31, 2011, the Company did not record any additional liabilities for indemnities, guarantees and commitments. The Company’s recorded liabilities were $5 million at both December 31, 2011 and 2010, for indemnities, guarantees and commitments.

Employee Benefit Plans	12 Months Ended
Dec. 31, 2011
Employee Benefit Plans [Abstract]
Employee Benefit Plans
17. Employee Benefit Plans

Pension and Other Postretirement Benefit Plans

The Subsidiaries sponsor and/or administer various U.S. qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans covering employees and sales representatives who meet specified eligibility requirements. U.S. pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits that are primarily based upon years of credited service and either final average or career average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year U.S. Treasury securities, for each account balance. At December 31, 2011, the majority of active participants were accruing benefits under the cash balance formula; however, approximately 90% of the Subsidiaries’ obligations result from benefits calculated with the traditional formula. The U.S. non-qualified pension plans provide supplemental benefits in excess of limits applicable to a qualified plan. The non-U.S. pension plans generally provide benefits based upon either years of credited service and earnings preceding-retirement or points earned on job grades and other factors in years of service.

The Subsidiaries also provide certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees. Employees of the Subsidiaries who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for one of the Subsidiaries may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total costs of postretirement medical benefits. Employees hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits.

In connection with the Acquisition, domestic American Life employees who became employees of certain Subsidiaries (including those who remained employees of companies acquired in the Acquisition) were credited with service recognized by AIG for purposes of determining eligibility under the pension plans with respect to benefits earned under the pension plans subsequent to the closing date of the Acquisition.

Additionally, in connection with the Acquisition, the Company acquired certain defined benefit pension plans sponsored by American Life. As of December 31, 2010, these plans had liabilities of approximately $595 million and assets of approximately $97 million.

Measurement dates used for all of the Subsidiaries’ defined benefit pension and other postretirement benefit plans correspond with the fiscal year ends of sponsoring Subsidiaries, which are December 31 for most Subsidiaries and November 30 for American Life.

Obligations, Funded Status and Net Periodic Benefit Costs

	Pension Benefits				Other Postretirement Benefits
	U.S. Plans (1)		Non-U.S. Plans		U.S. Plans		Non-U.S. Plans
	December 31,
	2011	2010	2011	2010	2011	2010	2011	2010
	(In millions)
Change in benefit obligations:
Benefit obligations at January 1,	$7,043	$6,562	$676	$87	$1,808	$1,801	$37	$46
Service costs	187	172	64	8	16	16	1	1
Interest costs	404	393	16	6	106	111	2	2
Plan participants’ contributions	—	—	—	—	28	34	—	—
Net actuarial (gains) losses	1,072	301	24	(11)	267	66	2	7
Acquisition, divestitures and curtailments	—	—	(5)	639	—	—	1	—
Change in benefits	17	—	—	1	—	(81)	—	1
Prescription drug subsidy	—	—	—	—	—	12	—	—
Benefits paid	(396)	(385)	(30)	(35)	(132)	(151)	(4)	(3)
Transfers	—	—	(13)	—	—	—	—	(17)
Effect of foreign currency translation	—	—	41	(19)	—	—	—	—

Benefit obligations at December 31,	8,327	7,043	773	676	2,093	1,808	39	37

Change in plan assets:
Fair value of plan assets at January 1,	6,310	5,684	178	86	1,185	1,106	15	15
Actual return on plan assets	944	708	(4)	8	80	97	(1)	5
Acquisition and divestitures	—	—	(4)	97	—	—	—	—
Plan participants’ contributions	—	—	—	—	28	34	—	—
Employer contributions	250	303	55	22	79	87	1	8
Benefits paid	(396)	(385)	(30)	(35)	(132)	(139)	(2)	(1)
Transfers	—	—	(13)	—	—	—	—	(12)
Effect of foreign currency translation	—	—	3	—	—	—	—	—

Fair value of plan assets at December 31,	7,108	6,310	185	178	1,240	1,185	13	15

Over (under) funded status at December 31,	$(1,219)	$(733)	$(588)	$(498)	$(853)	$(623)	$(26)	$(22)

Amounts recognized in the consolidated balance sheets consist of:
Other assets	$—	$106	$3	$6	$—	$—	$—	$—
Other liabilities	(1,219)	(839)	(591)	(504)	(853)	(623)	(26)	(22)

Net amount recognized	$(1,219)	$(733)	$(588)	$(498)	$(853)	$(623)	$(26)	$(22)

Accumulated other comprehensive (income) loss:
Net actuarial (gains) losses	$2,498	$2,117	$10	$(25)	$623	$403	$2	$(3)
Prior service costs (credit)	30	17	2	3	(179)	(286)	1	1

Accumulated other comprehensive (income) loss, before income tax	$2,528	$2,134	$12	$(22)	$444	$117	$3	$(2)

(1)	Includes non-qualified unfunded plans, for which the aggregate projected benefit obligation was $997 million and $821 million at December 31, 2011 and 2010, respectively.

The accumulated benefit obligations for all U.S. defined benefit pension plans were $7.8 billion and $6.7 billion at December 31, 2011 and 2010, respectively. The accumulated benefit obligations for all non-U.S. defined benefit pension plans were $658 million and $610 million at December 31, 2011 and 2010, respectively.

The aggregate pension accumulated benefit obligation and aggregate fair value of plan assets for pension benefit plans with accumulated benefit obligations in excess of plan assets was as follows:

	Pension Benefits
	U.S. Plans		Non-U.S. Plans
	December 31,
	2011	2010	2011	2010
	(In millions)
Projected benefit obligations	$1,164	$844	$708	$592
Accumulated benefit obligations	$1,045	$770	$644	$537
Fair value of plan assets	$131	$13	$121	$93

Information for pension and other postretirement benefit plans with a projected benefit obligation in excess of plan assets were as follows:

	Pension Benefits				Other Postretirement Benefits
	U.S. Plans		Non-U.S. Plans		U.S. Plans		Non-U.S. Plans
	December 31,
	2011	2010	2011	2010	2011	2010	2011	2010
	(In millions)
Projected benefit obligations	$8,327	$1,187	$732	$616	$2,093	$1,808	$39	$37
Fair value of plan assets	$7,108	$347	$140	$114	$1,240	$1,185	$13	$15

Net periodic pension costs and net periodic other postretirement benefit plan costs are comprised of the following:

i)

Service Costs — Service costs are the increase in the projected (expected) pension benefit obligation resulting from benefits payable to employees of the Subsidiaries on service rendered during the current year.

ii)	Interest Costs — Interest costs are the time value adjustment on the projected (expected) pension benefit obligation at the end of each year.

iii)

Settlement and Curtailment Costs — The aggregate amount of net gains (losses) recognized in net periodic benefit costs due to settlements and curtailments. Settlements result from actions that relieve/eliminate the plan’s responsibility for benefit obligations or risks associated with the obligations or assets used for the settlement. Curtailments result from an event that significantly reduces/eliminates plan participants’ expected years of future services or benefit accruals.

iv)	Expected Return on Plan Assets — Expected return on plan assets is the assumed return earned by the accumulated pension and other postretirement fund assets in a particular year.

v)

Amortization of Net Actuarial Gains (Losses) — Actuarial gains and losses result from differences between the actual experience and the expected experience on pension and other postretirement plan assets or projected (expected) pension benefit obligation during a particular period. These gains and losses are accumulated and, to the extent they exceed 10% of the greater of the PBO or the fair value of plan assets, the excess is amortized into pension and other postretirement benefit costs over the expected service years of the employees.

vi)

Amortization of Prior Service Costs (Credit) — These costs relate to the recognition of increases or decreases in pension and other postretirement benefit obligation due to amendments in plans or initiation of new plans. These increases or decreases in obligation are recognized in accumulated other comprehensive income (loss) at the time of the amendment. These costs are then amortized to pension and other postretirement benefit costs over the expected service years of the employees affected by the change.

The components of net periodic benefit costs and other changes in plan assets and benefit obligations recognized in other comprehensive income (loss) were as follows:

	Pension Benefits						Other Postretirement Benefits
	U.S. Plans			Non-U.S. Plans			U.S. Plans			Non-U.S. Plans
	Years Ended December 31,
	2011	2010	2009	2011	2010	2009	2011	2010	2009	2011	2010	2009
	(In millions)
Net Periodic Benefit Costs:
Service costs	$187	$172	$170	$64	$8	$—	$16	$16	$22	$1	$1	$—
Interest costs	404	393	395	16	6	—	106	111	125	2	2	—
Settlement and curtailment costs	—	—	17	—	8	—	—	—	—	1	1	—
Expected return on plan assets	(448)	(444)	(439)	(6)	(6)	—	(76)	(79)	(72)	(1)	—	—
Amortization of net actuarial (gains) losses	194	196	227	—	—	—	43	38	42	—	—	—
Amortization of prior service costs (credit)	4	7	10	—	—	—	(108)	(83)	(36)	—	—	—

Total net periodic benefit costs (credit)	341	324	380	74	16	—	(19)	3	81	3	4	—

Other Changes in Plan Assets and Benefit Obligations
Recognized in Other Comprehensive Income (Loss):
Net actuarial (gains) losses	575	37	310	34	(15)	—	262	49	283	5	1	—
Prior service costs (credit)	17	—	(10)	—	1	—	—	(81)	(167)	—	1	—
Amortization of net actuarial gains (losses)	(194)	(196)	(227)	—	—	—	(43)	(38)	(42)	—	—	—
Amortization of prior service (costs) credit	(4)	(7)	(10)	—	—	—	108	83	36	—	—	—

Total recognized in other comprehensive income (loss)	394	(166)	63	34	(14)	—	327	13	110	5	2	—

Total recognized in net periodic benefit costs and other comprehensive income (loss)	$735	$158	$443	$108	$2	$—	$308	$16	$191	$8	$6	$—

For the year ended December 31, 2011, included within other comprehensive income (loss) were other changes in plan assets and benefit obligations associated with pension benefits of $394 million for the U.S. plans and $34 million for the non-U.S. plans and other postretirement benefits of $327 million for the U.S. plans and $5 million for the non-U.S. plans for an aggregate reduction in other comprehensive income (loss) of $760 million before income tax and $494 million, net of income tax.

The estimated net actuarial (gains) losses and prior service costs (credit) for the U.S. pension plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit costs over the next year are $178 million and $6 million, respectively.

The estimated net actuarial (gains) losses and prior service costs (credit) for the U.S. defined benefit other postretirement benefit plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit costs over the next year are $54 million and ($104) million, respectively.

The Medicare Modernization Act of 2003 created various subsidies for all U.S. sponsors of retiree drug programs. Two common ways of providing subsidies were the Retiree Drug Subsidy (“RDS”) and Medicare Part D Prescription Drug Plans (“PDP”). From 2006 through 2010, the Company applied for and received the RDS each year. The RDS program provides the subsidy through cash payments made by Medicare to the Company, resulting in smaller net claims paid by the Company. A summary of the reduction to the APBO and the related reduction to the components of net periodic other postretirement benefits plan costs resulting from receipt of the RDS is presented below. As of January 1, 2011, as a result of changes made under the Patient Protection and Affordable Care Act of 2010, the Company, no longer applies for the RDS. Instead it has joined PDP and will indirectly receive Medicare subsidies in the form of smaller gross benefit payments for prescription drug coverage.

	December 31,
	2010	2009
	(In millions)
Cumulative reduction in other postretirement benefits obligations:
Balance at January 1,	$247	$317
Service costs	3	2
Interest costs	16	16
Net actuarial (gains) losses	(255)	(76)
Expected prescription drug subsidy	(11)	(12)

Balance at December 31,	$—	$247

	Years Ended December 31,
	2010	2009
	(In millions)
Reduction in net periodic other postretirement benefit costs:
Service costs	$3	$2
Interest costs	16	16
Amortization of net actuarial (gains) losses	10	11

Total reduction in net periodic benefit costs	$29	$29

The Company received subsidies of $3 million, $8 million and $12 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Assumptions

Assumptions used in determining benefit obligations were as follows:

	Pension Benefits		Other Postretirement Benefits
	U.S. Plans	Non-U.S. Plans (1)	U.S. Plans	Non-U.S. Plans (1)
December 31, 2011:
Weighted average discount rate	4.95%	2.33%	4.95%	5.60%
Rate of compensation increase	3.5% - 7.5%	2.4% - 5.5%	N/A	N/A

December 31, 2010:
Weighted average discount rate	5.80%	2.01%	5.80%	N/A
Rate of compensation increase	3.5% - 7.5%	2.0% - 4.0%	N/A	N/A

(1)	Reflects those assumptions that were most appropriate for the local economic environments of each of the Subsidiaries providing such benefits.

Assumptions used in determining net periodic benefit costs were as follows:

	Pension Benefits		Other Postretirement Benefits
	U.S. Plans	Non-U.S. Plans (1)	U.S. Plans	Non-U.S. Plans (1)
Year Ended December 31, 2011:
Weighted average discount rate	5.80%	2.40%	5.80%	6.34%
Weighted average expected rate of return on plan assets	7.25%	3.19%	7.25%	7.01%
Rate of compensation increase	3.5% - 7.5%	3.0% - 5.5%	N/A	N/A

Year Ended December 31, 2010:
Weighted average discount rate	6.25%	1.76%	6.25%	N/A
Weighted average expected rate of return on plan assets	8.00%	1.32%	7.20%	N/A
Rate of compensation increase	3.5% - 7.5%	2.0% - 4.0%	N/A	N/A

Year Ended December 31, 2009:
Weighted average discount rate	6.60%	N/A	6.60%	N/A
Weighted average expected rate of return on plan assets	8.25%	N/A	7.36%	N/A
Rate of compensation increase	3.5% - 7.5%	N/A	N/A	N/A

(1)	Reflects those assumptions that were most appropriate for the local economic environments of each of the Subsidiaries providing such benefits.

The weighted average discount rate for the U.S. plans is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due.

The weighted average discount rate for non-U.S. pension plans is based on the duration of liabilities on a country by country basis. The rate was selected by reference to high quality corporate bonds in developed markets or local government bonds where markets were less robust or nonexistent.

The weighted average expected rate of return on plan assets for the U.S. plans is based on anticipated performance of the various asset sectors in which the plans invest, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Subsidiaries’ long-term expectations on the performance of the markets. While the precise expected rate of return derived using this approach will fluctuate from year to year, the policy of most of the Subsidiaries’ is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate.

The weighted average expected long-term rate of return for the non-U.S. pension plans is an aggregation of each country’s expected rate of return within each asset class. For each country, the rate of return with respect to each asset class was developed based on a building block approach that considers historical returns, current market conditions, asset volatility and the expectations for future market returns. While the assessment of the expected rate of return is long-term and not expected to change annually, significant changes in investment strategy or economic conditions may warrant such a change. The expected rate of return within each asset class, together with any contributions made, are expected to maintain the plans’ ability to meet all required benefit obligations.

The weighted average expected rate of return on plan assets for use in that plan’s valuation in 2012 is currently anticipated to be 7.00% for U.S. pension benefits and 6.22% for U.S. other postretirement benefits. The weighted average expected rate of return on plan assets for use in that plan’s valuation in 2012 is currently anticipated to be 2.05% for non-U.S. pension benefits and 6.54% for non-U.S. other postretirement benefits.

The assumed healthcare costs trend rates used in measuring the APBO and net periodic benefit costs were as follows:

	December 31,
	2011	2010
Pre-and Post-Medicare eligible claims	7.3% in 2012, gradually decreasing each year until 2083 reaching the ultimate rate of 4.3%.	7.8% in 2011, gradually decreasing each year until 2083 reaching the ultimate rate of 4.4%.

Assumed healthcare costs trend rates may have a significant effect on the amounts reported for healthcare plans. A 1% change in assumed healthcare costs trend rates would have the following effects:

	U.S. Plans		Non-U.S. Plans
	One Percent Increase	One Percent Decrease	One Percent Increase	One Percent Decrease
	(In millions)
Effect on total of service and interest costs components	$7	$(9)	$—	$—
Effect of accumulated postretirement benefit obligations	$195	$(160)	$1	$(1)

Plan Assets

The pension and other postretirement benefit plan assets are categorized into the three-level fair value hierarchy, as defined in Note 1, based upon the priority of the inputs to the respective valuation technique. The following summarizes the types of assets included within the three-level fair value hierarchy presented below.

Level 1

This category includes investments in fixed maturity securities, equity securities, derivative securities, and short-term investments which have unadjusted quoted market prices in active markets for identical assets and liabilities.

Level 2

This category includes certain separate accounts that are primarily invested in liquid and readily marketable securities. The estimated fair value of such separate account is based upon reported NAV provided by fund managers and this value represents the amount at which transfers into and out of the respective separate account are effected. These separate accounts provide reasonable levels of price transparency and can be corroborated through observable market data.

Certain separate accounts are invested in investment partnerships designated as hedge funds. The values for these separate accounts is determined monthly based on the NAV of the underlying hedge fund investment. Additionally, such hedge funds generally contain lock out or other waiting period provisions for redemption requests to be filled. While the reporting and redemption restrictions may limit the frequency of trading activity in separate accounts invested in hedge funds, the reported NAV, and thus the referenced value of the separate account, provides a reasonable level of price transparency that can be corroborated through observable market data.

Directly held investments are primarily invested in U.S. and foreign government and corporate securities.

Level 3

This category includes separate accounts that are invested in fixed maturity securities, equity securities, pass-through securities, derivative securities, and other invested assets that provide little or no price transparency due to the infrequency with which the underlying assets trade and generally require additional time to liquidate in an orderly manner. Accordingly, the values for separate accounts invested in these alternative asset classes are based on inputs that cannot be readily derived from or corroborated by observable market data.

U.S. Plans

Most U.S. Subsidiaries have issued group annuity and life insurance contracts supporting the pension and other postretirement benefit plans assets, which are invested primarily in separate accounts.

The underlying assets of the separate accounts are principally comprised of cash and cash equivalents, short-term investments, fixed maturity and equity securities, mutual funds, real estate, private equity investments and hedge funds investments.

The pension and postretirement plan assets and liabilities measured at estimated fair value on a recurring basis were determined as described below. These estimated fair values and their corresponding placement in the fair value hierarchy are summarized as follows:

	December 31, 2011
	Pension Benefits				Other Postretirement Benefits
	Fair Value Measurements at Reporting Date Using				Fair Value Measurements at Reporting Date Using
	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total Estimated Fair Value	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total Estimated Fair Value
	(In millions)
Assets:
Fixed maturity securities:
Corporate	$—	$1,932	$32	$1,964	$—	$139	$4	$143
Federal agencies	1	286	—	287	—	29	—	29
Foreign bonds	—	213	5	218	—	13	—	13
Municipals	—	184	—	184	—	59	1	60
Preferred stocks	—	2	—	2	—	—	—	—
U.S. government bonds	1,007	187	—	1,194	160	1	—	161

Total fixed maturity securities	1,008	2,804	37	3,849	160	241	5	406

Equity securities:
Common stock - domestic	1,149	38	206	1,393	240	2	—	242
Common stock - foreign	287	—	—	287	55	—	—	55

Total equity securities	1,436	38	206	1,680	295	2	—	297

Money market securities	2	—	—	2	—	1	—	1
Pass-through securities	—	471	2	473	—	84	5	89
Derivative securities	30	10	4	44	—	—	1	1
Short-term investments	4	401	—	405	6	435	—	441
Other invested assets	—	69	531	600	—	—	—	—
Other receivables	—	47	—	47	—	4	—	4
Securities receivable	—	8	—	8	—	1	—	1

Total assets	$2,480	$3,848	$780	$7,108	$461	$768	$11	$1,240

	December 31, 2010
	Pension Benefits				Other Postretirement Benefits
	Fair Value Measurements at Reporting Date Using				Fair Value Measurements at Reporting Date Using
	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total Estimated Fair Value	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total Estimated Fair Value
	(In millions)
Assets:
Fixed maturity securities:
Corporate	$—	$1,528	$49	$1,577	$—	$67	$4	$71
Federal agencies	—	175	—	175	—	15	—	15
Foreign bonds	—	143	4	147	—	4	—	4
Municipals	—	137	—	137	—	37	1	38
Preferred stocks	—	4	—	4	—	—	—	—
U.S. government bonds	650	136	—	786	82	—	—	82

Total fixed maturity securities	650	2,123	53	2,826	82	123	5	210

Equity securities:
Common stock - domestic	1,406	93	240	1,739	359	3	—	362
Common stock - foreign	461	—	—	461	77	—	—	77

Total equity securities	1,867	93	240	2,200	436	3	—	439

Money market securities	200	90	—	290	1	1	—	2
Pass-through securities	—	321	2	323	—	73	6	79
Derivative securities	3	(5)	—	(2)	—	—	—	—
Short-term investments	(11)	101	—	90	8	443	—	451
Other invested assets	—	63	471	534	—	—	—	—
Other receivables	—	39	—	39	—	3	—	3
Securities receivable	—	70	—	70	—	2	—	2

Total assets	$2,709	$2,895	$766	$6,370	$527	$648	$11	$1,186

Liabilities:
Securities payable	$—	$60	$—	$60	$—	$1	$—	$1

Total liabilities	$—	$60	$—	$60	$—	$1	$—	$1

Total assets and liabilities	$2,709	$2,835	$766	$6,310	$527	$647	$11	$1,185

A rollforward of all pension and other postretirement benefit plan assets measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs was as follows:

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
	Pension Benefits						Other Postretirement Benefits
	Fixed Maturity Securities:		Equity Securities:				Fixed Maturity Securities:

	Corporate	Foreign Bonds	Common Stock- Domestic	Pass- Through Securities	Derivative Securities	Other Invested Assets	Corporate	Municipals	Pass- Through Securities	Derivative Securities
	(In millions)
Year Ended December 31, 2011:
Balance, January 1,	$49	$4	$240	$2	$—	$471	$4	$1	$6	$—
Total realized/unrealized gains (losses) included in:
Earnings:
Net investment income	—	—	—	—	—	—	—	—	—	—
Net investment gains (losses)	—	—	(59)	(1)	2	85	—	—	(1)	—
Net derivative gains (losses)	—	—	—	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	—	—	—	—
Policyholder benefits and claims	—	—	—	—	—	—	—	—	—	—
Other expenses	—	—	—	—	—	—	—	—	—	—
Other comprehensive income (loss)	(4)	(1)	118	1	4	45	—	—	1	1
Purchases	—	2	7	1	—	97	—	—	—	—
Sales	(13)	—	(100)	(2)	(2)	(167)	—	—	(1)	—
Issuances	—	—	—	—	—	—	—	—	—	—
Settlements	—	—	—	—	—	—	—	—	—	—
Transfers into Level 3	—	—	—	1	—	—	—	—	1	—
Transfers out of Level 3	—	—	—	—	—	—	—	—	(1)	—

Balance, December 31,	$32	$5	$206	$2	$4	$531	$4	$1	$5	$1

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
	Pension Benefits					Other Postretirement Benefits
	Fixed Maturity Securities:		Equity Securities:			Fixed Maturity Securities:

	Corporate	Foreign Bonds	Common Stock Domestic	Pass- Through Securities	Other Invested Assets	Corporate	Municipals	Pass- Through Securities
	(In millions)
Year Ended December 31, 2010:
Balance, January 1,	$68	$5	$241	$69	$373	$—	$—	$9
Total realized/unrealized gains (losses) included in:
Earnings:
Net investment income	—	—	—	—	—	—	—	—
Net investment gains (losses)	—	—	—	(11)	78	—	—	(4)
Net derivative gains (losses)	—	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	—	—
Policyholder benefits and claims	—	—	—	—	—	—	—	—
Other expenses	—	—	—	—	—	—	—	—
Other comprehensive income (loss)	7	1	(2)	14	(4)	1	—	1
Purchases, sales, issuances and settlements	(17)	(2)	1	(71)	24	—	—	(1)
Transfers into Level 3	4	—	—	2	—	3	1	1
Transfers out of Level 3	(13)	—	—	(1)	—	—	—	—

Balance, December 31,	$49	$4	$240	$2	$471	$4	$1	$6

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
	Pension Benefits						Other Postretirement Benefits
	Fixed Maturity Securities:		Equity Securities:	Pass- Through Securities	Derivative Securities	Other Invested Assets	Pass- Through Securities
	Corporate	Foreign Bonds	Common Stock Domestic
	(In millions)
Year Ended December 31, 2009:
Balance, January 1,	$57	$4	$460	$80	$40	$392	$13
Total realized/unrealized gains (losses) included in:
Earnings:
Net investment income	—	—	—	—	—	—	—
Net investment gains (losses)	(5)	(1)	—	(2)	36	4	(17)
Net derivative gains (losses)	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	—
Policyholder benefits and claims	—	—	—	—	—	—	—
Other expenses	—	—	—	—	—	—	—
Other comprehensive income (loss)	21	5	(232)	8	(39)	(59)	17
Purchases, sales, issuances and settlements	(3)	(3)	13	(24)	(37)	36	(4)
Transfers into and/or out of Level 3	(2)	—	—	7	—	—	—

Balance, December 31,	$68	$5	$241	$69	$—	$373	$9

See Note 5 for further information about the valuation techniques and inputs by level of major assets of invested assets that affect the amounts reported above.

The U.S. Subsidiaries provide employees with benefits under various ERISA benefit plans. These include qualified pension plans, postretirement medical plans and certain retiree life insurance coverage. The assets of the U.S. Subsidiaries’ qualified pension plans are held in insurance group annuity contracts, and the vast majority of the assets of the postretirement medical plan and backing the retiree life coverage are held in insurance contracts. All of these contracts are issued by Company insurance affiliates, and the assets under the contracts are held in insurance separate accounts that have been established by the Company. The insurance contract provider engages investment management firms (“Managers”) to serve as sub-advisors for the separate accounts based on the specific investment needs and requests identified by the plan fiduciary. These Managers have portfolio management discretion over the purchasing and selling of securities and other investment assets pursuant to the respective investment management agreements and guidelines established for each insurance separate account. The assets of the qualified pension plans and postretirement medical plans (the “Invested Plans”) are well diversified across multiple asset categories and across a number of different Managers, with the intent of minimizing risk concentrations within any given asset category or with any given Manager.

The Invested Plans, other than those held in participant directed investment accounts, are managed in accordance with investment policies consistent with the longer-term nature of related benefit obligations and within prudent risk parameters. Specifically, investment policies are oriented toward (i) maximizing the Invested Plan’s funded status; (ii) minimizing the volatility of the Invested Plan’s funded status; (iii) generating asset returns that exceed liability increases; and (iv) targeting rates of return in excess of a custom benchmark and industry standards over appropriate reference time periods. These goals are expected to be met through identifying appropriate and diversified asset classes and allocations, ensuring adequate liquidity to pay benefits and expenses when due and controlling the costs of administering and managing the Invested Plan’s investments. Independent investment consultants are periodically used to evaluate the investment risk of Invested Plan’s assets relative to liabilities, analyze the economic and portfolio impact of various asset allocations and management strategies and to recommend asset allocations.

Derivative contracts may be used to reduce investment risk, to manage duration and to replicate the risk/return profile of an asset or asset class. Derivatives may not be used to leverage a portfolio in any manner, such as to magnify exposure to an asset, asset class, interest rates or any other financial variable. Derivatives are also prohibited for use in creating exposures to securities, currencies, indices or any other financial variable that are otherwise restricted.

The table below summarizes the actual weighted average allocation of the fair value of total plan assets by asset class at December 31 for the years indicated and the approved target range allocation by major asset class as of December 31, 2011 for the Invested Plans:

	Defined Benefit Plan			Postretirement Medical			Postretirement Life
	Target Range	Actual Allocation		Target Range	Actual Allocation		Target Range	Actual Allocation
		2011	2010		2011	2010		2011	2010
Asset Class:
Fixed maturity securities:
Corporate		27%	24%		17%	9%		—%	—%
Federal agency		4	3		4	2		—	—
Foreign bonds		3	3		2	3		—	—
Municipals		3	2		8	5		—	—
U.S. government bonds		16	12		20	11		—	—

Total fixed maturity securities	50% - 80%	53%	44%	50% - 100%	51%	30%	0%	—%	—%

Equity securities:
Common stock - domestic		20%	27%		30%	48%		—%	—%
Common stock - foreign		4	8		7	10		—	—

Total equity securities	0% - 40%	24%	35%	0% - 50%	37%	58%	0%	—%	—%

Alternative securities:
Money market securities		—%	5%		1%	—%		—%	—%
Pass-through securities		6	5		11	10		—	—
Derivatives		1	—		—	—		—	—
Short-term investments		6	1		—	1		100	100
Other invested assets		9	8		—	—		—	—
Other receivables		1	1		—	1		—	—
Securities receivable		—	1		—	—		—	—

Total alternative securities	10% - 20%	23%	21%	10% - 20%	12%	12%	100%	100%	100%

Total assets		100%	100%		100%	100%		100%	100%

Non-U.S. Plans

The pension and postretirement plan assets and liabilities measured at estimated fair value on a recurring basis were determined as described below. These estimated fair values and their corresponding placement in the fair value hierarchy are summarized as follows:

	December 31, 2011
	Pension Benefits				Other Postretirement Benefits
	Fair Value Measurements at Reporting Date Using				Fair Value Measurements at Reporting Date Using
	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total Estimated Fair Value	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total Estimated Fair Value
	(In millions)
Assets:
Fixed maturity securities:
Foreign bonds	$—	$96	$—	$96	$—	$13	$—	$13

Total fixed maturity securities	—	96	—	96	—	13	—	13

Equity securities:
Common stock - foreign	—	43	—	43	—	—	—	—

Total equity securities	—	43	—	43	—	—	—	—

Derivative securities	—	—	13	13	—	—	—	—
Short-term investments	—	6	—	6	—	—	—	—
Other invested assets	19	—	—	19	—	—	—	—
Real estate	—	—	8	8	—	—	—	—

Total assets	$19	$145	$21	$185	$—	$13	$—	$13

	December 31, 2010
	Pension Benefits				Other Postretirement Benefits
	Fair Value Measurements at Reporting Date Using				Fair Value Measurements at Reporting Date Using
	Quoted Prices In Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total Estimated Fair Value	Quoted Prices In Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total Estimated Fair Value
	(In millions)
Assets:
Fixed maturity securities:
Foreign bonds	$1	$79	$—	$80	$—	$15	$—	$15

Total fixed maturity securities	1	79	—	80	—	15	—	15

Equity securities:
Common stock - domestic	4	—	—	4	—	—	—	—
Common stock - foreign	8	35	—	43	—	—	—	—

Total equity securities	12	35	—	47	—	—	—	—

Money market securities	—	10	—	10	—	—	—	—
Derivative securities	—	—	11	11	—	—	—	—
Short-term investments	2	4	—	6	—	—	—	—
Other invested assets	16	—	—	16	—	—	—	—
Real estate	—	—	8	8	—	—	—	—

Total assets	$31	$128	$19	$178	$—	$15	$—	$15

A rollforward of all pension and other postretirement benefit plan assets measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs was as follows:

Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
Pension Benefits
	Derivative Securities	Real Estate
(In millions)
Year Ended December 31, 2011:
Balance, January 1,	$11	$8
Total realized/unrealized gains
(losses) included in:
Earnings:
Net investment income	—	—
Net investment gains (losses)	—	—
Net derivative gains (losses)	—	—
Other revenues	—	—
Policyholder benefits and claims	—	—
Other expenses	—	—
Other comprehensive income (loss)	2	—
Purchases	—	—
Sales	—	—
Issuances	—	—
Settlements	—	—
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Balance, December 31,	$13	$8

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
	Pension Benefits
	Derivative Securities (1)	Real Estate (1)
	(In millions)
Year Ended December 31, 2010:
Balance, January 1,	$—	$—
Total realized/unrealized gains
(losses) included in:
Earnings:
Net investment income	—	—
Net investment gains (losses)	—	—
Net derivative gains (losses)	3	—
Other revenues	—	—
Policyholder benefits and claims	—	—
Other expenses	—	—
Other comprehensive income (loss)	(3)	—
Purchases, sales, issuances, and settlements	(1)	—
Transfers into Level 3	12	8
Transfers out of Level 3	—	—

Balance, December 31,	$11	$8

(1)	Derivative securities and real estate transfers into Level 3 are due to the Acquisition and are not related to the changes in Level 3 classification at the security level.

Certain non-U.S. Subsidiaries sponsor defined benefit plans that cover employees and sales representatives who meet specified eligibility requirements. Pension benefits are provided utilizing either a traditional formula or cash balance formula, similar to the U.S. plans discussed above. The investment objectives are also similar, subject to local regulations. Generally, these international pension plans invest directly in high quality equity and fixed maturity securities. The assets of the non-U.S. pension plans are comprised of cash and cash equivalents, equity and fixed maturity securities, real estate and hedge fund investments.

The assets of the non-U.S. pension plans, other than those held in participant directed investment accounts, are managed in accordance with investment policies consistent with the longer-term nature of related benefit obligations and within prudent risk parameters. Specifically, investment policies are oriented toward (i) maximizing the assets of the non-U.S. pension plans funded status; (ii) minimizing the volatility of the assets of the non-U.S. pension plans funded status; (iii) generating asset returns that exceed liability increases; and (iv) targeting rates of return in excess of a custom benchmark and industry standards over appropriate reference time periods. These goals are expected to be met through identifying appropriate and diversified asset classes and allocations, ensuring adequate liquidity to pay benefits and expenses when due and controlling the costs of administering and managing the non-U.S. pension plans’ investments. Independent investment consultants are periodically used to evaluate the investment risk of the non-U.S. pension plans’ assets relative to liabilities, analyze the economic and portfolio impact of various asset allocations and management strategies and recommend asset allocations.

Derivative contracts may be used to reduce investment risk, to manage duration and to replicate the risk/return profile of an asset or asset class. Derivatives may not be used to leverage a portfolio in any manner, such as to magnify exposure to an asset, asset class, interest rates or any other financial variable. Derivatives are also prohibited for use in creating exposures to securities, currencies, indices or any other financial variable that are otherwise restricted.

The table below summarizes the actual weighted average allocation of the fair value of total plan assets by asset class at December 31 for the years indicated and the approved target allocation by major asset class as of December 31, 2011 for the plans:

	Defined Benefit Plan			Other Postretirement Plans
		Actual Allocation			Actual Allocation
	Target	2011	2010	Target	2011	2010
Asset Class:
Fixed maturity securities:
Foreign bonds		52%	45%		100%	100%

Total fixed maturity securities	61%	52%	45%	100%	100%	100%

Equity securities:
Common stock - domestic		—%	2%		—%	—%
Common stock - foreign		23	24		—	—

Total equity securities	27%	23%	26%	—%	—%	—%

Alternative securities:
Money market securities		—%	6%		—%	—%
Short-term investments		3	3		—	—
Other invested assets		22	20		—	—

Total alternative securities	12%	25%	29%	—%	—%	—%

Total assets		100%	100%		100%	100%

Expected Future Contributions and Benefit Payments

It is the Subsidiaries’ practice to make contributions to the U.S. qualified pension plan to comply with minimum funding requirements of ERISA. In accordance with such practice, no contributions were required for 2012. The Subsidiaries expect to make discretionary contributions to the qualified pension plan of $205 million in 2012. For information on employer contributions, see “— Obligations, Funded Status and Net Periodic Benefit Costs.”

Benefit payments due under the U.S. non-qualified pension plans are primarily funded from the Subsidiaries’ general assets as they become due under the provision of the plans, therefore benefit payments equal employer contributions. The U.S. Subsidiaries expect to make contributions of $88 million to fund the benefit payments in 2012.

U.S. and non-U.S. postretirement benefits are either: (i) not vested under law; (ii) a non-funded obligation of the Subsidiaries; or (iii) both. Current regulations do not require funding for these benefits. The Subsidiaries use their general assets, net of participant’s contributions, to pay postretirement medical claims as they come due in lieu of utilizing any plan assets. The U.S. Subsidiaries expect to make contributions of $75 million towards benefit obligations in 2012 to pay postretirement medical claims.

As noted previously, the Subsidiaries no longer expect to receive the RDS under the Medicare Modernization Act of 2003 to partially offset payment of such benefits. Instead, the gross benefit payments that will be made under the PDP will already reflect subsidies.

Gross benefit payments for the next 10 years, which reflect expected future service where appropriate, are expected to be as follows:

	Pension Benefits		Other Postretirement Benefits
	U.S. Plans	Non-U.S. Plans	U.S. Plans	Non-U.S. Plans
	(In millions)
2012	$448	$38	$109	$3
2013	$424	$41	$111	$3
2014	$456	$45	$114	$3
2015	$457	$50	$117	$3
2016	$474	$58	$118	$3
2017-2021	$2,687	$322	$605	$14
Additional Information

As previously discussed, most of the assets of the U.S. pension and other postretirement benefit plans are held in group annuity and life insurance contracts issued by the Subsidiaries. Total revenues from these contracts recognized in the consolidated statements of operations were $47 million, $46 million and $45 million for the years ended December 31, 2011, 2010 and 2009, respectively, and included policy charges and net investment income from investments backing the contracts and administrative fees. Total investment income (loss), including realized and unrealized gains (losses), credited to the account balances was $885 million, $767 million and $725 million for the years ended December 31, 2011, 2010 and 2009, respectively. The terms of these contracts are consistent in all material respects with those the Subsidiaries offer to unaffiliated parties that are similarly situated.

Savings and Investment Plans

The Subsidiaries sponsor the U.S. savings and investment plans for substantially all Company employees under which a portion of employee contributions are matched. The Subsidiaries contributed $95 million, $86 million and $93 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Equity	12 Months Ended
Dec. 31, 2011
Equity [Abstract]
Equity

18. Equity

Preferred Stock

There are 200,000,000 authorized shares of preferred stock, of which 6,857,000 shares were designated for issuance of convertible preferred stock in connection with the financing of the Acquisition in 2010. See “— Convertible Preferred Stock” below.

MetLife, Inc. has outstanding 24 million shares of Floating Rate Non-Cumulative Preferred Stock, Series A (the “Series A preferred shares”) with a $0.01 par value per share, and a liquidation preference of $25 per share.

MetLife, Inc. has outstanding 60 million shares of 6.50% Non-Cumulative Preferred Stock, Series B (the “Series B preferred shares”), with a $0.01 par value per share, and a liquidation preference of $25 per share.

The Preferred Stock ranks senior to the common stock with respect to dividends and liquidation rights. Dividends on the Preferred Stock are not cumulative. Holders of the Preferred Stock will be entitled to receive dividend payments only when, as and if declared by MetLife, Inc.’s Board of Directors or a duly authorized committee of the Board. If dividends are declared on the Series A preferred shares, they will be payable quarterly, in arrears, at an annual rate of the greater of: (i) 1.00% above three-month LIBOR on the related LIBOR determination date; or (ii) 4.00%. Any dividends declared on the Series B preferred shares will be payable quarterly, in arrears, at an annual fixed rate of 6.50%. Accordingly, in the event that dividends are not declared on the Preferred Stock for payment on any dividend payment date, then those dividends will cease to accrue and be payable. If a dividend is not declared before the dividend payment date, MetLife, Inc. has no obligation to pay dividends accrued for that dividend period whether or not dividends are declared and paid in future periods. No dividends may, however, be paid or declared on MetLife, Inc.’s common stock — or any other securities ranking junior to the Preferred Stock — unless the full dividends for the latest completed dividend period on all Preferred Stock, and any parity stock, have been declared and paid or provided for.

MetLife, Inc. is prohibited from declaring dividends on the Preferred Stock if it fails to meet specified capital adequacy, net income and equity levels. In addition, under Federal Reserve Board policy, MetLife, Inc. may not be able to pay dividends if it does not earn sufficient operating income.

The Preferred Stock does not have voting rights except in certain circumstances where the dividends have not been paid for an equivalent of six or more dividend payment periods whether or not those periods are consecutive. Under such circumstances, the holders of the Preferred Stock have certain voting rights with respect to members of the Board of Directors of MetLife, Inc.

The Preferred Stock is not subject to any mandatory redemption, sinking fund, retirement fund, purchase fund or similar provisions. The Preferred Stock is redeemable at MetLife, Inc.’s option in whole or in part, at a redemption price of $25 per share of Preferred Stock, plus declared and unpaid dividends.

In December 2008, MetLife, Inc. entered into an RCC related to the Preferred Stock. As part of such RCC, MetLife, Inc. agreed that it will not repay, redeem or purchase the Preferred Shares on or before December 31, 2018, unless, subject to certain limitations, it has received proceeds during a specified period from the sale of specified replacement securities. The RCC is for the benefit of the holders of the related Covered Debt, which was initially the Senior Notes. As a result of the issuance of the 10.750% JSDs, the 10.750% JSDs became the Covered Debt with respect to, and in accordance with, the terms of the RCC relating to the Preferred Shares. The RCC will terminate upon the occurrence of certain events, including the date on which MetLife, Inc. has no series of outstanding eligible debt securities.

Information on the declaration, record and payment dates, as well as per share and aggregate dividend amounts, for the Preferred Shares was as follows:

			Dividend
Declaration Date	Record Date	Payment Date	Series A Per Share	Series A Aggregate	Series B Per Share	Series B Aggregate
			(In millions, except per share data)
November 15, 2011	November 30, 2011	December 15, 2011	$0.2527777	$7	$0.4062500	$24
August 15, 2011	August 31, 2011	September 15, 2011	$0.2555555	6	$0.4062500	24
May 16, 2011	May 31, 2011	June 15, 2011	$0.2555555	7	$0.4062500	24
March 7, 2011	February 28, 2011	March 15, 2011	$0.2500000	6	$0.4062500	24

				$26		$96

November 15, 2010	November 30, 2010	December 15, 2010	$0.2527777	$7	$0.4062500	$24
August 16, 2010	August 31, 2010	September 15, 2010	$0.2555555	6	$0.4062500	24
May 17, 2010	May 31, 2010	June 15, 2010	$0.2555555	7	$0.4062500	24
March 5, 2010	February 28, 2010	March 15, 2010	$0.2500000	6	$0.4062500	24

				$26		$96

November 16, 2009	November 30, 2009	December 15, 2009	$0.2527777	$7	$0.4062500	$24
August 17, 2009	August 31, 2009	September 15, 2009	$0.2555555	6	$0.4062500	24
May 15, 2009	May 31, 2009	June 15, 2009	$0.2555555	7	$0.4062500	24
March 5, 2009	February 28, 2009	March 16, 2009	$0.2500000	6	$0.4062500	24

				$26		$96

See Note 24 for information on subsequent dividends declared.

Convertible Preferred Stock

In connection with the financing of the Acquisition in November 2010, MetLife, Inc. issued to AM Holdings 6,857,000 shares of convertible preferred stock with a $0.01 par value per share, a liquidation preference of $0.01 per share and a fair value of $2.8 billion. On March 8, 2011, MetLife, Inc. repurchased and canceled all of the convertible preferred stock for $3.0 billion in cash, which resulted in a preferred stock redemption premium of $146 million. See Note 2.

For purposes of the earnings per common share calculation, for the year ended December 31, 2010, the convertible preferred stock was assumed converted into shares of common stock for both basic and diluted weighted average common shares. See Note 20.

Common Stock

Issuances

In March 2011, MetLife, Inc. issued 68,570,000 new shares of its common stock in a public offering at a price of $43.25 per share for gross proceeds of $3.0 billion. In connection with the offering of common stock, MetLife, Inc. incurred $16 million of issuance costs which have been recorded as a reduction of additional paid-in capital. The proceeds were used to repurchase the convertible preferred stock issued to AM Holdings in November 2010. See Note 2.

In November 2010, MetLife, Inc. issued to AM Holdings in connection with the financing of the Acquisition 78,239,712 new shares of its common stock at $40.90 per share with a fair value of $3.2 billion.

In August 2010, MetLife, Inc. issued 86,250,000 new shares of its common stock at a price of $42.00 per share for gross proceeds of $3.6 billion. In connection with the offering of common stock, MetLife, Inc. incurred $94 million of issuance costs which have been recorded as a reduction of additional paid-in capital.

In February 2009, MetLife, Inc. delivered 24,343,154 shares of newly issued common stock for $1.0 billion. The issuance was made in connection with the initial settlement of stock purchase contracts issued as part of common equity units sold in 2005.

During the years ended December 31, 2011 and 2010, 3,549,211 and 2,182,174 new shares of common stock were issued for $115 million and $74 million, respectively, to satisfy various stock option exercises and other stock-based awards. There were no new shares of common stock issued to satisfy the various stock option exercises and other stock-based awards during the year ended December 31, 2009. There were no shares of common stock issued from treasury stock during the year ended December 31, 2011. During the years ended December 31, 2010 and 2009, 332,121 shares and 861,586 shares of common stock were issued from treasury stock for $18 million and $46 million, respectively, to satisfy various stock option exercises and other stock-based awards.

Repurchase Programs

At December 31, 2011, MetLife, Inc. had $1.3 billion remaining under its common stock repurchase program authorizations. During the years ended December 31, 2011, 2010 and 2009, MetLife, Inc. did not repurchase any shares.

Under these authorizations, MetLife, Inc. may purchase its common stock from the MetLife Policyholder Trust, in the open market (including pursuant to the terms of a pre-set trading plan meeting the requirements of Rule 10b5-1 under the Securities Exchange Act of 1934) and in privately negotiated transactions. Any future common stock repurchases will be dependent upon several factors, including the Company’s capital position, its liquidity, its financial strength and credit ratings, general market conditions and the market price of MetLife, Inc.’s common stock compared to management’s assessment of the stock’s underlying value and applicable regulatory approvals, as well as other legal and accounting factors.

Dividends

The table below presents declaration, record and payment dates, as well as per share and aggregate dividend amounts, for the common stock:

			Dividend
			Per Share	Aggregate
Declaration Date	Record Date	Payment Date	(In millions, except per share data)
October 25, 2011	November 9, 2011	December 14, 2011	$0.74	$787
October 26, 2010	November 9, 2010	December 14, 2010	$0.74	$784	(1)
October 29, 2009	November 9, 2009	December 14, 2009	$0.74	$610

(1)	Includes dividends on convertible preferred stock (see “— Convertible Preferred Stock” above).

Stock-Based Compensation Plans

Description of Plans for Employees and Agents — General Terms

The MetLife, Inc. 2000 Stock Incentive Plan, as amended (the “2000 Stock Plan”) authorized the granting of awards to employees and agents in the form of options to buy shares of MetLife, Inc. common stock (“Stock Options”) that either qualify as incentive Stock Options under Section 422A of the Code or are non-qualified. By December 31, 2009 all awards under the 2000 Stock Plan had either vested or been forfeited. No awards have been made under the 2000 Stock Plan since 2005.

Under the MetLife, Inc. 2005 Stock and Incentive Compensation Plan (the “2005 Stock Plan”), awards granted to employees and agents may be in the form of Stock Options, Stock Appreciation Rights, Restricted Stock or Restricted Stock Units, Performance Shares or Performance Share Units, Cash-Based Awards and Stock-Based Awards (each as defined in the 2005 Stock Plan with reference to MetLife, Inc. common stock).

The aggregate number of shares authorized for issuance under the 2005 Stock Plan is 68,000,000, plus those shares available but not utilized under the 2000 Stock Plan and those shares utilized under the 2000 Stock Plan that are recovered due to forfeiture of Stock Options. Each share issued under the 2005 Stock Plan in connection with a Stock Option or Stock Appreciation Right reduces the number of shares remaining for issuance under that plan by one, and each share issued under the 2005 Stock Plan in connection with awards other than Stock Options or Stock Appreciation Rights reduces the number of shares remaining for issuance under that plan by 1.179 shares. At December 31, 2011, the aggregate number of shares remaining available for issuance pursuant to the 2005 Stock Plan was 31,803,801. Stock Option exercises and other awards settled in shares are satisfied through the issuance of shares held in treasury by the Company or by the issuance of new shares.

Compensation expense related to awards under the 2005 Stock Plan is recognized based on the number of awards expected to vest, which represents the awards granted less expected forfeitures over the life of the award, as estimated at the date of grant. Unless a material deviation from the assumed forfeiture rate is observed during the term in which the awards are expensed, any adjustment necessary to reflect differences in actual experience is recognized in the period the award becomes payable or exercisable.

Compensation expense related to awards under the 2005 Stock Plan is principally related to the issuance of Stock Options, Performance Shares and Restricted Stock Units. The majority of the awards granted each year under the 2005 Stock Plan are made in the first quarter of each year.

Certain stock-based awards provide solely for cash settlement based on changes in the price of MetLife, Inc. common stock and other factors (“Phantom Stock-Based Awards”). Such awards are made under the MetLife, Inc. International Unit Option Incentive Plan, the MetLife International Performance Unit Incentive Plan, and the MetLife International Restricted Unit Incentive Plan.

Description of Plans for Directors — General Terms

The MetLife, Inc. 2000 Directors Stock Plan, as amended (the “2000 Directors Stock Plan”) authorized the granting of awards in the form of MetLife, Inc. common stock, non-qualified Stock Options, or a combination of the foregoing to non-management Directors of MetLife, Inc. As of December 31, 2009, all awards under the 2000 Directors Stock Plan had either vested or been forfeited. No awards have been made under the 2000 Directors Stock Plan since 2004.

Under the MetLife, Inc. 2005 Non-Management Director Stock Compensation Plan (the “2005 Directors Stock Plan”), awards granted may be in the form of non-qualified Stock Options, Stock Appreciation Rights, Restricted Stock or Restricted Stock Units, or Stock-Based Awards (each as defined in the 2005 Directors Stock Plan with reference to MetLife, Inc. common stock) to non-management Directors of MetLife, Inc. The number of shares authorized for issuance under the 2005 Directors Stock Plan is 2,000,000. There were no shares carried forward from the 2000 Directors Stock Plan to the 2005 Directors Stock Plan. At December 31, 2011, the aggregate number of shares remaining available for issuance pursuant to the 2005 Directors Stock Plan was 1,777,288. Stock Option exercises and other awards settled in shares are satisfied through the issuance of shares held in treasury by the Company or by the issuance of new shares.

Compensation expense related to awards under the 2005 Directors Plan is recognized based on the number of shares awarded. The Stock-Based Awards granted under the 2005 Directors Plan have vested immediately. The majority of the awards granted each year under the 2005 Directors Stock Plan are made in the second quarter of each year.

Compensation Expense Related to Stock-Based Compensation

The components of compensation expense related to stock-based compensation which includes compensation expense related to Phantom Stock-Based Awards, and excludes the insignificant compensation expense related to the 2005 Directors Stock Plan, were as follows:

	Years Ended December 31,
	2011	2010	2009
	(In millions)
Stock Options	$58	$45	$55
Performance Shares (1)	68	29	11
Restricted Stock Units	18	10	3

Total compensation expenses	$144	$84	$69

Income tax benefits	$50	$29	$24

(1)

Performance Shares expected to vest and the related compensation expenses may be further adjusted by the performance factor most likely to be achieved, as estimated by management, at the end of the performance period.

The following table presents the total unrecognized compensation expense related to stock-based compensation and the expected weighted average period over which these expenses will be recognized at:

	December 31, 2011
	Expense	Weighted Average Period
	(In millions)	(Years)
Stock Options	$52	1.82
Performance Shares	$44	1.76
Restricted Stock Units	$23	1.82

Stock Options

Stock Options are the contingent right of award holders to purchase shares of MetLife, Inc. common stock at a stated price for a limited time. All Stock Options have an exercise price equal to the closing price of MetLife, Inc. common stock reported on the NYSE on the date of grant, and have a maximum term of 10 years. The vast majority of Stock Options granted have become or will become exercisable at a rate of one-third of each award on each of the first three anniversaries of the grant date. Other Stock Options have become or will become exercisable on the third anniversary of the grant date. Vesting is subject to continued service, except for employees who are retirement eligible and in certain other limited circumstances.

A summary of the activity related to Stock Options for the year ended December 31, 2011 was as follows:

	Shares Under Option	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term	Aggregate Intrinsic Value (1)
			(Years)	(In millions)
Outstanding at January 1, 2011	32,702,331	$38.47	5.30	$195
Granted (2)	5,471,447	$45.16
Exercised	(2,944,529)	$29.83
Expired	(317,342)	$42.32
Forfeited	(198,381)	$38.34

Outstanding at December 31, 2011	34,713,526	$40.22	5.35	$—

Aggregate number of stock options expected to vest at a future date as of December 31, 2011	33,596,536	$40.31	5.25	$—

Exercisable at December 31, 2011	24,345,356	$41.06	4.02	$—

(1)	The aggregate intrinsic value was computed using the closing share price on December 30, 2011 of $31.18 and December 31, 2010 of $44.44, as applicable.

(2)	The total fair value on the date of the grant was $78 million.

The fair value of Stock Options is estimated on the date of grant using a binomial lattice model. Significant assumptions used in the Company’s binomial lattice model, which are further described below, include: expected volatility of the price of MetLife, Inc. common stock; risk-free rate of return; expected dividend yield on MetLife, Inc. common stock; exercise multiple; and the post-vesting termination rate.

Expected volatility is based upon an analysis of historical prices of MetLife, Inc. common stock and call options on that common stock traded on the open market. The Company uses a weighted-average of the implied volatility for publicly-traded call options with the longest remaining maturity nearest to the money as of each valuation date and the historical volatility, calculated using monthly closing prices of MetLife, Inc.’s common stock. The Company chose a monthly measurement interval for historical volatility as it believes this better depicts the nature of employee option exercise decisions being based on longer-term trends in the price of the underlying shares rather than on daily price movements.

The binomial lattice model used by the Company incorporates different risk-free rates based on the imputed forward rates for U.S. Treasury Strips for each year over the contractual term of the option. The table below presents the full range of rates that were used for options granted during the respective periods.

Dividend yield is determined based on historical dividend distributions compared to the price of the underlying common stock as of the valuation date and held constant over the life of the Stock Option.

The binomial lattice model used by the Company incorporates the contractual term of the Stock Options and then factors in expected exercise behavior and a post-vesting termination rate, or the rate at which vested options are exercised or expire prematurely due to termination of employment, to derive an expected life. Exercise behavior in the binomial lattice model used by the Company is expressed using an exercise multiple, which reflects the ratio of exercise price to the strike price of Stock Options granted at which holders of the Stock Options are expected to exercise. The exercise multiple is derived from actual historical exercise activity. The post-vesting termination rate is determined from actual historical exercise experience and expiration activity under the Incentive Plans.

The following table presents the weighted average assumptions, with the exception of risk-free rate, which is expressed as a range, used to determine the fair value of Stock Options issued:

	Years Ended December 31,
	2011	2010	2009
Dividend yield	1.65%	2.11%	3.15%
Risk-free rate of return	0.29%-5.51%	0.35%-5.88%	0.73%-6.67%
Expected volatility	32.64%	34.41%	44.39%
Exercise multiple	1.69	1.75	1.76
Post-vesting termination rate	3.36%	3.64%	3.70%
Contractual term (years)	10	10	10
Expected life (years)	7	7	6
Weighted average exercise price of stock options granted	$45.16	$35.06	$23.61
Weighted average fair value of stock options granted	$14.27	$11.29	$8.37

The following table presents a summary of Stock Option exercise activity:

	Years Ended December 31,
	2011	2010	2009
	(In millions)
Total intrinsic value of stock options exercised	$41	$22	$1
Cash received from exercise of stock options	$88	$52	$8
Tax benefit realized from stock options exercised	$14	$8	$—

Performance Shares

Performance Shares are units that, if they vest, are multiplied by a performance factor to produce a number of final Performance Shares which are payable in shares of MetLife, Inc. common stock. Performance Shares are accounted for as equity awards, but are not credited with dividend-equivalents for actual dividends paid on MetLife, Inc. common stock during the performance period. Accordingly, the estimated fair value of Performance Shares is based upon the closing price of MetLife, Inc. common stock on the date of grant, reduced by the present value of estimated dividends to be paid on that stock during the performance period.

Performance Share awards normally vest in their entirety at the end of the three-year performance period. Vesting is subject to continued service, except for employees who are retirement eligible and in certain other limited circumstances. Vested Performance Shares are multiplied by a performance factor of 0.0 to 2.0 based largely on MetLife, Inc.’s performance in change in annual net operating earnings and total shareholder return over the applicable three-year performance period compared to the performance of its competitors. The performance factor was 0.90 for the January 1, 2008 — December 31, 2010 performance period.

The following table presents a summary of Performance Share activity for the year ended December 31, 2011:

	Performance Shares	Weighted Average Grant Date Fair Value
Outstanding at January 1, 2011	4,155,574	$31.91
Granted (1)	1,783,070	$42.84
Forfeited	(89,725)	$32.79
Payable (2)	(824,825)	$57.95

Outstanding at December 31, 2011	5,024,094	$31.50

Performance Shares expected to vest at a future date as of December 31, 2011	4,729,890	$32.35

(1)	The total fair value on the date of the grant was $76 million.

(2)	Includes both shares paid and shares deferred for later payment.

Performance Share amounts above represent aggregate initial target awards and do not reflect potential increases or decreases resulting from the performance factor determined after the end of the respective performance periods. At December 31, 2011, the three year performance period for the 2009 Performance Share grants was completed, but the performance factor had not yet been calculated. Included in the immediately preceding table are 1,791,609 outstanding Performance Shares to which the 2009-2011 performance factor will be applied.

Restricted Stock Units

Restricted Stock Units are units that, if they vest, are payable in shares of MetLife, Inc. common stock. Restricted Stock Units are accounted for as equity awards, but are not credited with dividend-equivalents for actual dividends paid on MetLife, Inc. common stock during the performance period. Accordingly, the estimated fair value of Restricted Stock Units is based upon the closing price of MetLife, Inc. common stock on the date of grant, reduced by the present value of estimated dividends to be paid on that stock during the performance period.

The vast majority of Restricted Stock Units normally vest in their entirety on the third anniversary of their grant date. Other Restricted Stock Units normally vest in their entirety on the fifth anniversary of their grant date. Vesting is subject to continued service, except for employees who are retirement eligible and in certain other limited circumstances.

The following table presents a summary of Restricted Stock Unit activity for the year ended December 31, 2011:

	Restricted Stock Units	Weighted Average Grant Date Fair Value
Outstanding at January 1, 2011	937,172	$29.63
Granted (1)	734,159	$41.94
Forfeited	(61,160)	$35.36
Payable (2)	(47,322)	$44.35

Outstanding at December 31, 2011	1,562,849	$34.74

Restricted Stock Units expected to vest at a future date as of December 31, 2011	1,562,849	$34.74

(1)	The total fair value on the date of the grant was $31 million.

(2)	Includes both shares paid and shares deferred for later payment.

Liability Awards (Phantom Stock-Based Awards)

Certain MetLife international subsidiaries have granted Phantom Stock-Based Awards in the form of Unit Options, Restricted Units, and Performance Units. These share-based cash settled awards are recorded as liabilities until payout is made. Unlike share-settled awards, which have a fixed grant-date fair value, the fair value of unsettled or unvested liability awards is remeasured at the end of each reporting period based on the change in fair value of one share of MetLife, Inc. common stock. The liability and corresponding expense are adjusted accordingly until the award is settled.

Unit Options.

Each Unit Option is the contingent right of the holders to receive a cash payment equal to the closing price of one share of MetLife, Inc. common stock on the surrender date, less the closing price on the grant date, if the difference is greater than zero. The vast majority of Unit Options have become or will become eligible for surrender at a rate of one-third of each award on each of the first three anniversaries of the grant date. Other Unit Options have become or will become eligible for surrender on the third anniversary of the grant date. Vesting is subject to continued service, except for employees who are retirement eligible and in certain other limited circumstances.

Restricted Units.

Restricted Units are units that, if they vest, are payable in cash equal to the closing price of MetLife, Inc. common stock on the last day of the restriction period. The vast majority of Restricted Units normally vest in their entirety on the third anniversary of their grant date. Vesting is subject to continued service, except for employees who are retirement eligible and in certain other limited circumstances.

Performance Units.

Performance Units are units that, if they vest, are multiplied by a performance factor to produce a number of final Performance Units which are payable in cash equal to the closing price of MetLife, Inc. common stock on a date following the last day of the three-year performance period. Performance Units are accounted for as liability awards, but are not credited with dividend-equivalents for actual dividends paid on MetLife, Inc. common stock during the performance period. Accordingly, the estimated fair value of Performance Units is based upon the closing price of MetLife, Inc. common stock on the date of grant, reduced by the present value of estimated dividends to be paid on that stock during the performance period.

Performance Units normally vest in their entirety at the end of the three-year performance period. Vesting is subject to continued service, except for employees who are retirement eligible and in certain other limited circumstances. Vested Performance Units are multiplied by a performance factor of 0.0 to 2.0 based largely on MetLife, Inc.’s performance in change in annual net operating earnings and total shareholder return over the applicable three-year performance period compared to the performance of its competitors.

The following table presents a summary of Liability Award activity for the year ended December 31, 2011:

	Unit Options	Performance Units	Restricted Units
Outstanding at January 1, 2011	811,221	139,893	216,251
Granted	369,665	125,710	340,750
Exercised	(29,068)	—	—
Forfeited	(68,448)	(6,825)	(44,680)
Paid	—	(25,521)	(1,640)

Outstanding at December 31, 2011	1,083,370	233,257	510,681

Units expected to vest at a future date as of December 31, 2011	1,083,370	209,931	459,613

Statutory Equity and Income

Except for American Life, each insurance company’s state of domicile imposes minimum risk-based capital (“RBC”) requirements that were developed by the National Association of Insurance Commissioners (“NAIC”). The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. Each of MetLife, Inc.’s U.S. insurance subsidiaries exceeded the minimum RBC requirements for all periods presented herein.

American Life does not write business in Delaware or any other domestic state and, as such, is exempt from RBC by Delaware law. American Life operations are regulated by applicable authorities of the countries in which the company operates and are subject to capital and solvency requirements in those countries.

The NAIC has adopted the Codification of Statutory Accounting Principles (“Statutory Codification”). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by the various state insurance departments may impact the effect of Statutory Codification on the statutory capital and surplus of MetLife, Inc.’s U.S. insurance subsidiaries.

Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis.

In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by the Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years. Further, statutory accounting principles do not give recognition to purchase accounting adjustments.

Statutory net income (loss) (unaudited) was as follows:

		Years Ended December 31,
	State of Domicile	2011	2010	2009
			(In millions)
Metropolitan Life Insurance Company	New York	$1,970	$2,066	$1,221
American Life Insurance Company (1)	Delaware	$334	$803	N/A
MetLife Insurance Company of Connecticut	Connecticut	$46	$668	$81
Metropolitan Property and Casualty Company	Rhode Island	$41	$273	$266
Metropolitan Tower Life Insurance Company	Delaware	$63	$151	$57
MetLife Investors Insurance Company	Missouri	$94	$153	$49
Delaware American Life Insurance Company	Delaware	$13	$6	N/A

(1)	Represents approximate statutory net income (loss) (unaudited).

Statutory capital and surplus (unaudited) was as follows at:

	December 31,
	2011	2010
	(In millions)
Metropolitan Life Insurance Company	$13,507	$13,217
American Life Insurance Company (1)	$3,310	$4,321
MetLife Insurance Company of Connecticut	$5,133	$5,105
Metropolitan Property and Casualty Company	$1,857	$1,845
Metropolitan Tower Life Insurance Company	$828	$805
MetLife Investors Insurance Company	$600	$499
Delaware American Life Insurance Company	$51	$29

(1)	Represents approximate statutory capital and surplus (unaudited).

Dividend Restrictions

The table below sets forth the dividends permitted to be paid by the respective insurance subsidiary without insurance regulatory approval and the respective dividends paid:

	2012		2011				2010
Company	Permitted w/o Approval (1)		Paid (2)		Permitted w/o Approval (3)		Paid (2)		Permitted w/o Approval (3)
	(In millions)
Metropolitan Life Insurance Company	$1,350		$1,321	(4)	$1,321		$631	(4)	$1,262
American Life Insurance Company	$168	(5)	$661		$661	(5)	$—	(6)	$511	(5)
MetLife Insurance Company of Connecticut	$504		$517		$517		$330		$659
Metropolitan Property and Casualty Insurance Company	$—		$30		$—		$260		$—
Metropolitan Tower Life Insurance Company	$82		$80		$80		$569	(7)	$93
MetLife Investors Insurance Company	$18		$—		$—		$—		$—
Delaware American Life Insurance Company	$12		$—		$—		$—		$—

(1)

Reflects dividend amounts that may be paid during 2012 without prior regulatory approval. However, because dividend tests may be based on dividends previously paid over rolling 12-month periods, if paid before a specified date during 2012, some or all of such dividends may require regulatory approval.

(2)	All amounts paid, including those requiring regulatory approval.

(3)	Reflects dividend amounts that could have been paid during the relevant year without prior regulatory approval.

(4)	Includes securities transferred to MetLife, Inc. of $170 million and $399 million during the years ended December 31, 2011 and 2010, respectively.

(5)	Reflects approximate dividend amounts permitted to be paid without prior regulatory approval.

(6)	Reflects the respective dividends paid since the Acquisition Date. See Note 2.

(7)	Includes shares of an affiliate distributed to MetLife, Inc. as an in-kind dividend of $475 million.

Under New York State Insurance Law, MLIC is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to MetLife, Inc. as long as the aggregate amount of all such dividends in any calendar year does not exceed the lesser of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). MLIC will be permitted to pay a dividend to MetLife, Inc. in excess of the lesser of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Superintendent and the Superintendent does not disapprove the dividend within 30 days of its filing. Under New York State Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its shareholders.

Under Delaware State Insurance Law, each of American Life, DelAm and MTL is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to MetLife, Inc. as long as the amount of the dividend when aggregated with all other dividends in the preceding 12 months does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). Each of American Life, DelAm and MTL will be permitted to pay a dividend to MetLife, Inc. in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Delaware Commissioner of Insurance (the “Delaware Commissioner”) and the Delaware Commissioner either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined as unassigned funds) as of the last filed annual statutory statement requires insurance regulatory approval. Under Delaware State Insurance Law, the Delaware Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its shareholders.

Under Connecticut State Insurance Law, MICC is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to its stockholders as long as the amount of such dividends, when aggregated with all other dividends in the preceding 12 months, does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year. MICC will be permitted to pay a dividend in excess of the greater of such two amounts only if it files notice of its declaration of such a dividend and the amount thereof with the Connecticut Commissioner of Insurance (the “Connecticut Commissioner”) and the Connecticut Commissioner does not disapprove the payment within 30 days after notice. In addition, any dividend that exceeds earned surplus (unassigned funds, reduced by 25% of unrealized appreciation in value or revaluation of assets or unrealized profits on investments) as of the last filed annual statutory statement requires insurance regulatory approval. Under Connecticut State Insurance Law, the Connecticut Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its shareholders.

Under Rhode Island State Insurance Law, MPC is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to MetLife, Inc. as long as the aggregate amount of all such dividends in any twelve-month period does not exceed the lesser of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) net income, not including realized capital gains, for the immediately preceding calendar year, which may include carry forward net income from the second and third preceding calendar years excluding realized capital gains and less dividends paid in the second and immediately preceding calendar years. MPC will be permitted to pay a dividend to MetLife, Inc. in excess of the lesser of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Rhode Island Commissioner of Insurance (the “Rhode Island Commissioner”) and the Rhode Island Commissioner does not disapprove the distribution within 30 days of its filing. Under Rhode Island State Insurance Code, the Rhode Island Commissioner has broad discretion in determining whether the financial condition of a stock property and casualty insurance company would support the payment of such dividends to its shareholders.

Under Missouri State Insurance Law, MetLife Investors Insurance Company (“MLIIC”) is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to its parent as long as the amount of the dividend when aggregated with all other dividends in the preceding 12 months does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding net realized capital gains). MLIIC will be permitted to pay a cash dividend to its parent in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Missouri Commissioner of Insurance (the “Missouri Commissioner”) and the Missouri Commissioner does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined as unassigned funds) as of the last filed annual statutory statement requires insurance regulatory approval. Under Missouri State Insurance Law, the Missouri Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its shareholders.

Other Comprehensive Income (Loss)

The following table sets forth the balance and changes in accumulated other comprehensive income (loss) including reclassification adjustments required for the years ended December 31, 2011, 2010 and 2009 in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

	Years Ended December 31,
	2011	2010	2009
	(In millions)
Holding gains (losses) on investments arising during the year	$13,945	$10,092	$18,548
Income tax effect of holding gains (losses)	(4,783)	(3,516)	(6,243)
Reclassification adjustments for recognized holding (gains) losses included in current year income	755	(733)	1,464
Income tax effect of reclassification adjustments	(260)	255	(493)
Unrealized investment loss of subsidiary at the date of disposal	(105)	—	—
Income tax on unrealized investment loss of subsidiary at the date of disposal	37	—	—
Allocation of holding (gains) losses on investments relating to other policyholder amounts	(6,248)	(2,598)	(2,515)
Income tax effect of allocation of holding (gains) losses to other policyholder amounts	2,146	905	840
Allocation of holding (gains) losses on investments relating to other policyholder amounts of subsidiary at the date of disposal	93	—	—
Income tax effect of allocation of holding (gains) losses on investments relating to other policyholder amounts of subsidiary at the date of disposal	(33)	—	—

Net unrealized investment gains (losses), net of income tax	5,547	4,405	11,601
Foreign currency translation adjustments, net of income tax expense (benefit) of $162 million, ($226) million and $12 million	(146)	(354)	29
Foreign currency translation adjustments of subsidiary at the date of disposal	(7)	—	—
Defined benefit plans adjustment, net of income tax expense (benefit) of ($266) million, $69 million and ($71) million	(494)	96	(102)

Other comprehensive income (loss), net of income tax	4,900	4,147	11,528
Other comprehensive (income) loss attributable to noncontrolling interests	38	(5)	11

Other comprehensive income (loss) attributable to MetLife, Inc., excluding cumulative effect of change in accounting principle	4,938	4,142	11,539
Cumulative effect of change in accounting principle, net of income tax expense (benefit) of $0, $27 million and ($207) million (see Note 1)	—	52	(335)

Other comprehensive income (loss) attributable to MetLife, Inc.	$4,938	$4,194	$11,204

Other Expenses	12 Months Ended
Dec. 31, 2011
Other Expenses [Abstract]
Other Expenses

19. Other Expenses

Information on other expenses was as follows:

	Years Ended December 31,
	2011	2010	2009
	(In millions)
Compensation	$5,287	$3,575	$3,394
Pension, postretirement & postemployment benefit costs	463	380	452
Commissions	6,378	3,607	3,393
Volume-related costs	335	379	407
Interest credited to bank deposits	95	137	163
Capitalization of DAC	(5,558)	(2,770)	(2,502)
Amortization of DAC and VOBA	4,898	2,477	1,055
Amortization of negative VOBA	(697)	(64)	—
Interest expense on debt and debt issuance costs	1,629	1,550	1,044
Premium taxes, licenses & fees	633	513	526
Professional services	1,597	1,103	901
Rent, net of sublease income	426	305	383
Other	3,051	1,735	1,545

Total other expenses	$18,537	$12,927	$10,761

Capitalization of DAC and Amortization of DAC and VOBA

See Note 6 for DAC and VOBA by segment and a rollforward of each including impacts of capitalization and amortization. See also Note 10 for a description of the DAC amortization impact associated with the closed block. See Note 1 for information on the retrospective application of the adoption of new accounting guidance related to DAC.

Interest Expense on Debt and Debt Issuance Costs

See Notes 11, 12, 13 and 14 for attribution of interest expense by debt issuance. Interest expense on debt and debt issuance costs includes interest expense related to CSEs. See Note 3.

Lease Impairments

See Note 16 for description of lease impairments included within other expenses.

Costs Related to the Acquisition

Transaction and Integration-Related Expenses

The Company incurred transaction costs of $3 million and $100 million for the years ended December 31, 2011 and 2010, respectively. Transaction costs represent costs directly related to effecting the Acquisition and primarily include banking and legal expenses. Such costs have been expensed as incurred within Corporate & Other.

Integration-related costs were $362 million and $176 million for the years ended December 31, 2011 and 2010, respectively. Integration-related costs represent costs directly related to integrating ALICO, including expenses for consulting, rebranding and the integration of information systems. Such costs have been expensed as incurred and as the integration of ALICO is an enterprise-wide initiative, these expenses are reported within Corporate & Other.

Restructuring Charges

As part of the integration of ALICO’s operations, management initiated restructuring plans focused on increasing productivity and improving the efficiency of the Company’s operations. See Note 2. Estimated restructuring charges may change as management continues to execute its restructuring plans. Management anticipates further restructuring charges, including severance, contract termination costs and other associated costs through the year ended December 31, 2013. However, such restructuring plans are not sufficiently developed to enable management to make an estimate of such restructuring charges at December 31, 2011.

Restructuring charges associated with restructuring plans related to the Acquisition are included in other expenses within Corporate & Other. Such restructuring charges included:

	Years Ended December 31,
	2011	2010
	(In millions)
Balance at January 1,	$10	$—
Restructuring charges	46	10
Cash payments	(43)	—

Balance at December 31,	$13	$10

Restructuring charges incurred in current period	$46	$10

Total restructuring charges incurred since inception of restructuring plans	$56	$10

Other Restructuring Charges

In September 2008, the Company began an enterprise-wide cost reduction and revenue enhancement initiative which was fully implemented by December 31, 2011. This initiative was focused on reducing complexity, leveraging scale, increasing productivity and improving the effectiveness of the Company’s operations, as well as providing a foundation for future growth.

These restructuring charges are included in other expenses. As the expenses relate to an enterprise-wide initiative, they are reported within Corporate & Other. Restructuring charges associated with this enterprise-wide initiative were as follows:

	Years Ended December 31,
	2011	2010	2009
	(In millions)
Balance at January 1,	$7	$36	$86
Severance charges	2	17	84
Change in severance charge estimates	(1)	(1)	(8)
Cash payments	(8)	(45)	(126)

Balance at December 31,	$—	$7	$36

Restructuring charges incurred in current period	$1	$16	$76

Total restructuring charges incurred since inception of initiative	$194	$193	$177

Changes in severance charge estimates were due to changes in estimates for variable incentive compensation, COBRA benefits, employee outplacement services and for employees whose severance status changed.

In addition to the above charges, the Company has recognized lease charges of $28 million associated with the consolidation of office space since the inception of the initiative.

Earnings Per Common Share	12 Months Ended
Dec. 31, 2011
Earnings Per Common Share [Abstract]
Earnings Per Common Share

20. Earnings Per Common Share

The following table presents the weighted average shares used in calculating basic earnings per common share and those used in calculating diluted earnings per common share for each income category presented below:

	Years Ended December 31,
	2011	2010	2009
	(In millions, except share and per share data)
Weighted Average Shares:
Weighted average common stock outstanding for basic earnings per common share (1)	1,059,580,442	882,436,532	818,462,150
Incremental common shares from assumed:
Stock purchase contracts underlying common equity units (2)	1,641,444	—	—
Exercise or issuance of stock-based awards (3)	6,872,474	7,131,346	—

Weighted average common stock outstanding for diluted earnings per common share (1)	1,068,094,360	889,567,878	818,462,150

Income (Loss) from Continuing Operations:
Income (loss) from continuing operations, net of income tax	$6,392	$2,620	$(2,509)
Less: Income (loss) from continuing operations, net of income tax, attributable to noncontrolling interests	(8)	(4)	(36)
Less: Preferred stock dividends	122	122	122
Preferred stock redemption premium	146	—	—

Income (loss) from continuing operations, net of income tax, available to MetLife, Inc.’s common shareholders	$6,132	$2,502	$(2,595)

Basic	$5.79	$2.83	$(3.17)

Diluted	$5.74	$2.81	$(3.17)

Income (Loss) from Discontinued Operations:
Income (loss) from discontinued operations, net of income tax	$23	$43	$62
Less: Income (loss) from discontinued operations, net of income tax, attributable to noncontrolling interests	—	—	—

Income (loss) from discontinued operations, net of income tax, available to MetLife, Inc.’s common shareholders	$23	$43	$62

Basic	$0.02	$0.05	$0.08

Diluted	$0.02	$0.05	$0.08

Net Income (Loss):
Net income (loss)	$6,415	$2,663	$(2,447)
Less: Net income (loss) attributable to noncontrolling interests	(8)	(4)	(36)
Less: Preferred stock dividends	122	122	122
Preferred stock redemption premium	146	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$6,155	$2,545	$(2,533)

Basic	$5.81	$2.88	$(3.09)

Diluted	$5.76	$2.86	$(3.09)

(1)

For purposes of the earnings per common share calculation, for the year ended December 31, 2010, the convertible preferred stock was assumed converted into shares of common stock for both basic and diluted weighted average shares. See Note 18.

(2)	See Note 14 for a description of the Company’s common equity units.

(3)

For the year ended December 31, 2009, 4,213,700 shares related to the assumed exercise or issuance of stock-based awards have been excluded from the calculation of diluted earnings per common share as these assumed shares are anti-dilutive.

Quarterly Results of Operations (Unaudited)	12 Months Ended
Dec. 31, 2011
Quarterly Results of Operations (Unaudited) [Abstract]
Quarterly Results of Operations (Unaudited)

21. Quarterly Results of Operations (Unaudited)

The unaudited quarterly results of operations for 2011 and 2010 are summarized in the table below:

	Three Months Ended
	March 31,	June 30,	September 30,	December 31,
	(In millions, except per share data)
2011
Total revenues	$15,908	$17,145	$20,454	$16,735
Total expenses	$14,623	$15,636	$15,338	$15,460
Income (loss) from continuing operations, net of income tax	$924	$1,061	$3,444	$963
Income (loss) from discontinued operations, net of income tax	$(40)	$32	$6	$25
Net income (loss)	$884	$1,093	$3,450	$988
Less: Net income (loss) attributable to noncontrolling interests	$7	$(7)	$(6)	$(2)
Net income (loss) attributable to MetLife, Inc.	$877	$1,100	$3,456	$990
Less: Preferred stock dividends	$30	$31	$30	$31
Preferred stock redemption premium	$146	$—	$—	$—
Net income (loss) available to MetLife, Inc.’s common shareholders	$701	$1,069	$3,426	$959
Basic earnings per common share:
Income (loss) from continuing operations, net of income tax, available to MetLife, Inc.’s common shareholders	$0.70	$0.98	$3.22	$0.88
Income (loss) from discontinued operations, net of income tax, attributable to MetLife, Inc.	$(0.04)	$0.03	$0.01	$0.02
Net income (loss) attributable to MetLife, Inc.	$0.83	$1.04	$3.26	$0.93
Net income (loss) available to MetLife, Inc.’s common shareholders	$0.66	$1.01	$3.23	$0.90
Diluted earnings per common share:
Income (loss) from continuing operations, net of income tax, available to MetLife, Inc.’s common shareholders	$0.70	$0.97	$3.20	$0.88
Income (loss) from discontinued operations, net of income tax, attributable to MetLife, Inc.	$(0.04)	$0.03	$0.01	$0.02
Net income (loss) attributable to MetLife, Inc.	$0.82	$1.03	$3.24	$0.93
Net income (loss) available to MetLife, Inc.’s common shareholders	$0.66	$1.00	$3.21	$0.90
2010
Total revenues	$13,096	$14,137	$12,335	$12,680
Total expenses	$11,928	$11,786	$11,987	$12,817
Income (loss) from continuing operations, net of income tax	$816	$1,526	$291	$(13)
Income (loss) from discontinued operations, net of income tax	$6	$11	$3	$23
Net income (loss)	$822	$1,537	$294	$10
Less: Net income (loss) attributable to noncontrolling interests	$(1)	$(10)	$4	$3
Net income (loss) attributable to MetLife, Inc.	$823	$1,547	$290	$7
Less: Preferred stock dividends	$30	$31	$30	$31
Net income (loss) available to MetLife, Inc.’s common shareholders	$793	$1,516	$260	$(24)
Basic earnings per common share:
Income (loss) from continuing operations, net of income tax, available to MetLife, Inc.’s common shareholders	$0.95	$1.83	$0.30	$(0.04)
Income (loss) from discontinued operations, net of income tax, attributable to MetLife, Inc.	$0.01	$0.01	$—	$0.02
Net income (loss) attributable to MetLife, Inc.	$1.00	$1.88	$0.33	$0.01
Net income (loss) available to MetLife, Inc.’s common shareholders	$0.96	$1.84	$0.30	$(0.02)
Diluted earnings per common share:
Income (loss) from continuing operations, net of income tax, available to MetLife, Inc.’s common shareholders	$0.95	$1.82	$0.29	$(0.04)
Income (loss) from discontinued operations, net of income tax, attributable to MetLife, Inc.	$0.01	$0.01	$—	$0.02
Net income (loss) attributable to MetLife, Inc.	$0.99	$1.86	$0.33	$0.01
Net income (loss) available to MetLife, Inc.’s common shareholders	$0.96	$1.83	$0.29	$(0.02)

Business Segment Information	12 Months Ended
Dec. 31, 2011
Business Segment Information [Abstract]
Business Segment Information

22. Business Segment Information

As announced in November 2011, the Company reorganized its business from its former U.S. Business and International structure into three broad geographic regions to better reflect its global reach. As a result, in the first quarter of 2012, the Company reorganized into six segments, reflecting these broad geographic regions: Retail Products; Group, Voluntary and Worksite Benefits; Corporate Benefit Funding; and Latin America (collectively, “The Americas”); Asia; and EMEA. In addition, the Company reports certain of its results of operations in Corporate & Other, which includes MetLife Bank and other business activities. Prior period results have been revised in connection with this reorganization.

The Americas. The Americas consists of the following segments:

•

Retail Products.  The Retail Products segment offers a broad range of protection products and services and a variety of annuities to individuals and employees of corporations and other institutions, and is organized into two businesses: Life and Annuities. Life insurance products and services include variable life, universal life, term life and whole life products. Annuities include a variety of variable and fixed annuities which provide for both asset accumulation and asset distribution needs.

•

Group, Voluntary and Worksite Benefits.  The Group, Voluntary and Worksite Benefits segment offers a broad range of protection products and services to individuals and corporations, as well as other institutions and their respective employees, and is organized into three businesses: Group Life, Non-Medical Health and Property & Casualty. Group Life insurance products and services include variable life, universal life and term life products. Non-Medical Health products and services include dental insurance, group short- and long-term disability, individual disability income, LTC, critical illness and accidental death & dismemberment coverages. Property & Casualty provides personal lines property and casualty insurance, including private passenger automobile, homeowners and personal excess liability insurance.

•

Corporate Benefit Funding.  The Corporate Benefit Funding segment includes an array of annuity and investment products, including guaranteed interest products and other stable value products, income annuities, and separate account contracts for the investment management of defined benefit and defined contribution plan assets.

•

Latin America.  The Latin America segment offers a broad range of products to both individuals and corporations, as well as other institutions and their respective employees, which include life insurance, accident & health insurance, group medical, dental, credit life insurance, annuities, endowment and retirement & savings products.

Asia. The Asia segment offers a broad range of products to both individuals and corporations, as well as other institutions and their respective employees, which include whole life, term life, variable life, universal life, accident & health insurance, fixed and variable annuities and endowment products.

EMEA. The EMEA segment offers a broad range of products to both individuals and corporations, as well as other institutions and their respective employees, which include life insurance, accident & health insurance, credit life insurance, annuities, endowment and retirement & savings products.

Corporate & Other contains the excess capital not allocated to the segments, external integration costs, internal resource costs for associates committed to acquisitions and various start-up and certain run-off entities. Corporate & Other also includes assumed reinsurance for a Japan domiciled life insurance company, a former joint venture of the Company. These in-force reinsurance agreements reinsure a portion of the living and death benefit guarantees issued in connection with variable annuity products. Additionally, Corporate & Other includes interest expense related to the majority of the Company’s outstanding debt, expenses associated with certain legal proceedings, the financial results of MetLife Bank (see Note 2) and income tax audit issues. Corporate & Other also includes the elimination of intersegment amounts, which generally relate to intersegment loans, which bear interest rates commensurate with related borrowings.

Operating earnings is the measure of segment profit or loss the Company uses to evaluate segment performance and allocate resources. Consistent with GAAP accounting guidance for segment reporting, operating earnings is the Company’s measure of segment performance and is reported below. Operating earnings should not be viewed as a substitute for GAAP income (loss) from continuing operations, net of income tax. The Company believes the presentation of operating earnings as the Company measures it for management purposes enhances the understanding of its performance by highlighting the results of operations and the underlying profitability drivers of the business.

Operating earnings is defined as operating revenues less operating expenses, both net of income tax.

Operating revenues and operating expenses exclude results of discontinued operations and other businesses that have been or will be sold or exited by MetLife, Inc. (“Divested Businesses”). Operating revenues also excludes net investment gains (losses) and net derivative gains (losses).

The following additional adjustments are made to GAAP revenues, in the line items indicated, in calculating operating revenues:

•

Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to net investment gains (losses) and net derivative gains (losses) and certain variable annuity GMIB fees (“GMIB Fees”);

•

Net investment income: (i) includes amounts for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of investments but do not qualify for hedge accounting treatment, (ii) includes income from discontinued real estate operations, (iii) excludes post-tax operating earnings adjustments relating to insurance joint ventures accounted for under the equity method, (iv) excludes certain amounts related to contractholder-directed unit-linked investments, and (v) excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP; and

•	Other revenues are adjusted for settlements of foreign currency earnings hedges.

The following additional adjustments are made to GAAP expenses, in the line items indicated, in calculating operating expenses:

•

Policyholder benefits and claims and policyholder dividends excludes: (i) changes in the policyholder dividend obligation related to net investment gains (losses) and net derivative gains (losses), (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets, (iii) benefits and hedging costs related to GMIBs (“GMIB Costs”), and (iv) market value adjustments associated with surrenders or terminations of contracts (“Market Value Adjustments”);

•

Interest credited to policyholder account balances includes adjustments for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of PABs but do not qualify for hedge accounting treatment and excludes amounts related to net investment income earned on contractholder-directed unit-linked investments;

•	Amortization of DAC and VOBA excludes amounts related to: (i) net investment gains (losses) and net derivative gains (losses), (ii) GMIB Fees and GMIB Costs, and (iii) Market Value Adjustments;

•	Amortization of negative VOBA excludes amounts related to Market Value Adjustments;

•	Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP; and

•	Other expenses excludes costs related to: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements, and (iii) business combinations.

In 2011, management modified its definition of operating earnings to exclude the impacts of Divested Businesses, which includes certain operations of MetLife Bank and the Caribbean Business, as these results are not relevant to understanding the Company’s ongoing operating results. Consequently, prior years’ results for Corporate & Other and total consolidated operating earnings have been decreased by $111 million, net of $66 million of income tax, and $211 million, net of $139 million of income tax, for the years ended December 31, 2010 and 2009, respectively.

In addition, in 2011, management modified its definition of operating earnings to exclude impacts related to certain variable annuity guarantees and Market Value Adjustments to better conform to the way it manages and assesses its business. Accordingly, such results are no longer reported in operating earnings. Consequently, prior years’ results for Retail Products and total consolidated operating earnings have been increased by $64 million, net of $34 million of income tax, and $90 million, net of $49 million of income tax, for the years ended December 31, 2010 and 2009, respectively.

Set forth in the tables below is certain financial information with respect to the Company’s segments, as well as Corporate & Other for the years ended December 31, 2011, 2010 and 2009 and at December 31, 2011 and 2010. The accounting policies of the segments are the same as those of the Company, except for operating earnings adjustments as defined above, the method of capital allocation and the accounting for gains (losses) from intercompany sales, which are eliminated in consolidation.

Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model accounts for the unique and specific nature of the risks inherent in the Company’s business.

Effective January 1, 2011, the Company updated its economic capital model to align segment allocated equity with emerging standards and consistent risk principles. Such changes to the Company’s economic capital model are applied prospectively. Segment net investment income is also credited or charged based on the level of allocated equity; however, changes in allocated equity do not impact the Company’s consolidated net investment income, operating earnings or income (loss) from continuing operations, net of income tax.

	Operating Earnings
	The Americas
Year Ended December 31, 2011	Retail Products	Group, Voluntary and Worksite Benefits	Corporate Benefit Funding	Latin America	Total	Asia	EMEA	Corporate & Other	Total	Adjustments	Total Consolidated
	(In millions)
Revenues
Premiums	$4,741	$15,919	$2,848	$2,514	$26,022	$7,472	$2,721	$54	$36,269	$92	$36,361
Universal life and investment-type product policy fees	4,096	630	232	757	5,715	1,191	467	155	7,528	278	7,806
Net investment income	7,199	1,983	5,506	1,025	15,713	2,377	660	911	19,661	(75)	19,586
Other revenues	760	409	249	15	1,433	34	125	319	1,911	621	2,532
Net investment gains (losses)	—	—	—	—	—	—	—	—	—	(867)	(867)
Net derivative gains (losses)	—	—	—	—	—	—	—	—	—	4,824	4,824

Total revenues	16,796	18,941	8,835	4,311	48,883	11,074	3,973	1,439	65,369	4,873	70,242

Expenses
Policyholder benefits and claims and policyholder dividends	7,655	14,580	5,287	2,064	29,586	4,976	1,553	126	36,241	676	36,917
Interest credited to policyholder account balances	2,412	178	1,323	371	4,284	1,604	169	—	6,057	(454)	5,603
Capitalization of DAC	(2,038)	(477)	(25)	(295)	(2,835)	(1,981)	(733)	—	(5,549)	(9)	(5,558)
Amortization of DAC and VOBA	1,564	467	17	207	2,255	1,420	679	1	4,355	543	4,898
Amortization of negative VOBA	—	—	—	(6)	(6)	(555)	(58)	—	(619)	(78)	(697)
Interest expense on debt	1	—	9	1	11	—	—	1,294	1,305	324	1,629
Other expenses	5,262	2,790	513	1,305	9,870	4,312	1,933	640	16,755	1,510	18,265

Total expenses	14,856	17,538	7,124	3,647	43,165	9,776	3,543	2,061	58,545	2,512	61,057

Provision for income tax expense (benefit)	680	437	599	150	1,866	431	166	(529)	1,934	859	2,793

Operating earnings	$1,260	$966	$1,112	$514	$3,852	$867	$264	$(93)	$4,890

Adjustments to:
Total revenues									4,873
Total expenses									(2,512)
Provision for income tax (expense) benefit									(859)

Income (loss) from continuing operations, net of income tax									$6,392		$6,392

At December 31, 2011	Retail Products	Group, Voluntary and Worksite Benefits	Corporate Benefit Funding	Latin America	Asia (1)	EMEA	Corporate & Other	Total
	(In millions)
Total assets	$295,012	$51,776	$195,217	$20,315	$112,955	$32,891	$88,060	$796,226
Separate account assets	$128,208	$479	$64,851	$2,880	$5,532	$1,073	$—	$203,023
Separate account liabilities	$128,208	$479	$64,851	$2,880	$5,532	$1,073	$—	$203,023

(1)	Total assets includes $103.9 billion of assets from the Japan operations which represents 13% of total consolidated assets.

	Operating Earnings
	The Americas
Year Ended December 31, 2010	Retail Products	Group, Voluntary and Worksite Benefits	Corporate Benefit Funding	Latin America	Total	Asia	EMEA	Corporate & Other	Total	Adjustments	Total Consolidated
	(In millions)
Revenues
Premiums	$4,540	$16,051	$2,345	$1,969	$24,905	$1,596	$559	$11	$27,071	$—	$27,071
Universal life and investment-type product policy fees	3,655	616	226	630	5,127	436	116	138	5,817	211	6,028
Net investment income	7,423	1,923	5,280	927	15,553	471	181	664	16,869	625	17,494
Other revenues	617	385	247	12	1,261	14	9	391	1,675	653	2,328
Net investment gains (losses)	—	—	—	—	—	—	—	—	—	(408)	(408)
Net derivative gains (losses)	—	—	—	—	—	—	—	—	—	(265)	(265)

Total revenues	16,235	18,975	8,098	3,538	46,846	2,517	865	1,204	51,432	816	52,248

Expenses
Policyholder benefits and claims and policyholder dividends	7,472	14,475	4,677	1,829	28,453	1,243	245	33	29,974	698	30,672
Interest credited to policyholder account balances	2,381	192	1,447	370	4,390	182	125	—	4,697	222	4,919
Capitalization of DAC	(1,472)	(484)	(18)	(221)	(2,195)	(381)	(194)	—	(2,770)	—	(2,770)
Amortization of DAC and VOBA	1,448	457	16	144	2,065	277	100	1	2,443	34	2,477
Amortization of negative VOBA	—	—	—	(1)	(1)	(49)	(7)	—	(57)	(7)	(64)
Interest expense on debt	2	—	8	1	11	—	2	1,126	1,139	411	1,550
Other expenses	4,481	2,771	494	901	8,647	975	601	467	10,690	1,044	11,734

Total expenses	14,312	17,411	6,624	3,023	41,370	2,247	872	1,627	46,116	2,402	48,518

Provision for income tax expense (benefit)	672	490	516	92	1,770	44	2	(327)	1,489	(379)	1,110

Operating earnings	$1,251	$1,074	$958	$423	$3,706	$226	$(9)	$(96)	$3,827

Adjustments to:
Total revenues									816
Total expenses									(2,402)
Provision for income tax (expense) benefit									379

Income (loss) from continuing operations, net of income tax									$2,620		$2,620

At December 31, 2010	Retail Products	Group, Voluntary and Worksite Benefits	Corporate Benefit Funding	Latin America	Asia (1)	EMEA	Corporate & Other	Total
	(In millions)
Total assets	$271,937	$44,637	$179,672	$22,079	$108,856	$32,066	$69,002	$728,249
Separate account assets	$116,357	$492	$56,624	$2,691	$5,332	$1,642	$—	$183,138
Separate account liabilities	$116,357	$492	$56,624	$2,691	$5,332	$1,642	$—	$183,138

(1)	Total assets includes $87.5 billion of assets from the Japan operations which represents 12% of total consolidated assets.

	Operating Earnings
	The Americas
Year Ended December 31, 2009	Retail Products	Group, Voluntary and Worksite Benefits	Corporate Benefit Funding	Latin America	Total	Asia	EMEA	Corporate & Other	Total	Adjustments	Total Consolidated
	(In millions)
Revenues
Premiums	$4,823	$15,870	$2,561	$1,562	$24,816	$949	$373	$19	$26,157	$—	$26,157
Universal life and investment-type product policy fees	3,191	633	176	546	4,546	351	52	106	5,055	142	5,197
Net investment income	6,937	1,716	4,766	624	14,043	343	117	91	14,594	135	14,729
Other revenues	546	438	239	7	1,230	2	5	236	1,473	856	2,329
Net investment gains (losses)	—	—	—	—	—	—	—	—	—	(2,901)	(2,901)
Net derivative gains (losses)	—	—	—	—	—	—	—	—	—	(4,866)	(4,866)

Total revenues	15,497	18,657	7,742	2,739	44,635	1,645	547	452	47,279	(6,634)	40,645

Expenses
Policyholder benefits and claims and policyholder dividends	7,666	14,311	4,797	1,412	28,186	782	122	16	29,106	548	29,654
Interest credited to policyholder account balances	2,429	210	1,633	331	4,603	147	99	—	4,849	(4)	4,845
Capitalization of DAC	(1,492)	(487)	(13)	(155)	(2,147)	(208)	(147)	—	(2,502)	—	(2,502)
Amortization of DAC and VOBA	1,056	466	14	111	1,647	194	41	3	1,885	(830)	1,055
Amortization of negative VOBA	—	—	—	—	—	—	—	—	—	—	—
Interest expense on debt	6	—	3	1	10	2	5	1,027	1,044	—	1,044
Other expenses	4,550	2,795	484	654	8,483	577	503	586	10,149	1,015	11,164

Total expenses	14,215	17,295	6,918	2,354	40,782	1,494	623	1,632	44,531	729	45,260

Provision for income tax expense (benefit)	433	415	273	120	1,241	2	(14)	(716)	513	(2,619)	(2,106)

Operating earnings	$849	$947	$551	$265	$2,612	$149	$(62)	$(464)	$2,235

Adjustments to:
Total revenues									(6,634)
Total expenses									(729)
Provision for income tax (expense) benefit									2,619

Income (loss) from continuing operations, net of income tax									$(2,509)		$(2,509)

The following table presents total premiums, universal life & investment-type product policy fees and other revenue by major product groups of the Company’s segments as well as Corporate & Other:

	Years Ended December 31,
	2011	2010	2009
	(In millions)
Life insurance (1)	$30,486	$23,978	$22,774
Accident and health	12,269	7,480	6,897
Property and casualty insurance	3,043	2,956	2,946
Non-insurance	901	1,013	1,066

Total	$46,699	$35,427	$33,683

(1)	Includes Annuities and Corporate Benefit Funding products.

Net investment income is based upon the actual results of each segment’s specifically identifiable asset portfolio adjusted for allocated equity. Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company’s product pricing.

Operating revenues derived from any customer did not exceed 10% of consolidated operating revenues for the years ended December 31, 2011, 2010 and 2009. Operating revenues from U.S. operations were $44.7 billion, $43.7 billion and $41.4 billion for the years ended December 31, 2011, 2010 and 2009, respectively, which represented 68%, 85% and 88%, respectively, of consolidated operating revenues.

The only significant concentration of operating revenues from any individual foreign country for the year ended December 31, 2011 was from the Japan operations, which were $9.3 billion or 14% of consolidated operating revenues. There was no significant concentration of operating revenues from any individual foreign country for the years ended December 31, 2010 and 2009.

Discontinued Operations	12 Months Ended
Dec. 31, 2011
Discontinued Operations [Abstract]
Discontinued Operations

23. Discontinued Operations

Real Estate

The Company actively manages its real estate portfolio with the objective of maximizing earnings through selective acquisitions and dispositions. Income related to real estate classified as held-for-sale or sold is presented in discontinued operations. These assets are carried at the lower of depreciated cost or estimated fair value less expected disposition costs. Income from discontinued real estate operations, net of income tax, was $67 million, $15 million and $23 million for the years ended December 31, 2011, 2010 and 2009, respectively.

The carrying value of real estate related to discontinued operations was $114 million and $300 million at December 31, 2011 and 2010, respectively.

Operations

MetLife Taiwan

During the first quarter of 2011, the Company entered into a definitive agreement to sell its wholly-owned subsidiary, MetLife Taiwan, to a third party, and the sale occurred in November 2011. See Note 2. The following tables present the amounts related to the operations and financial position of MetLife Taiwan that have been reflected as discontinued operations in the consolidated statements of operations and as assets and liabilities held-for-sale in the consolidated balance sheet:

	Years ended December 31,
	2011	2010	2009
	(In millions)
Total revenues	$379	$440	$386
Total expenses	363	406	373

Income (loss) before provision for income tax	16	34	13
Provision for income tax expense (benefit)	(4)	12	4

Income (loss) from operations of discontinued operations, net of income tax	20	22	9
Gain (loss) on disposal, net of income tax	(64)	—	—

Income (loss) from discontinued operations, net of income tax	$(44)	$22	$9

December 31, 2010
(In millions)
Total assets held-for-sale	$3,331
Total liabilities held-for-sale	$3,043
Major classes of assets and liabilities included above:
Total investments	$2,726
Total future policy benefits	$2,461

Texas Life Insurance Company

During the fourth quarter of 2008, MetLife, Inc. entered into an agreement to sell its wholly-owned subsidiary, Cova, the parent company of Texas Life, to a third-party and the sale occurred in March 2009. See Note 2. The following table presents the amounts related to the operations of Cova that have been reflected as discontinued operations in the consolidated statements of operations:

Year Ended December 31, 2009
(In millions)
Total revenues	$25
Total expenses	19

Income before provision for income tax	6
Provision for income tax expense	2

Income from operations of discontinued operations, net of income tax	4
Gain on disposal, net of income tax	28

Income (loss) from discontinued operations, net of income tax	$32

Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Events

24. Subsequent Events

2012 Pending Dispositions

As discussed in Note 2, MetLife Bank and MetLife, Inc. entered into a definitive agreement to sell most of the depository business of MetLife Bank to GE Capital Financial Inc. The transaction is subject to the receipt of regulatory approvals from the OCC, the Federal Deposit Insurance Corporation (the “FDIC”) and the Utah Department of Financial Institutions (the “Utah DFI”) and to the satisfaction of other customary closing conditions. GE Capital Financial Inc. has filed applications with the FDIC and the Utah DFI seeking approval of the assumption of the deposits to be transferred to it, and MetLife Bank has filed applications with the OCC seeking approval to change the composition of substantially all of MetLife Bank’s assets and with the FDIC to terminate MetLife Bank’s FDIC deposit insurance contingent upon certification that MetLife Bank has no remaining deposits (which is dependent on the assumption by GE Capital Financial Inc. of the deposits to be transferred to it). The parties have responded to questions on their applications from the staff of the OCC, the FDIC and the Utah DFI, and are awaiting action by these regulators on their applications. Also as discussed in Note 2, in January 2012, MetLife, Inc. announced it is exiting the business of originating forward residential mortgages.

Additionally, in April 2012, MetLife, Inc. announced that it is exiting the reverse mortgage origination business and that it and MetLife Bank entered into a definitive agreement to sell MetLife Bank’s reverse mortgage servicing portfolio. The transaction is subject to certain regulatory approvals and other customary closing conditions. The total assets and liabilities recorded in the consolidated balance sheets related to the reverse mortgage origination business were approximately $8.3 billion and $8.2 billion at December 31, 2011.

During 2012 the Company expects to incur additional net losses of $70 million to $108 million, net of income tax, which will include employee-related charges, lease impairments and impairments on mortgage loans, partially offset by gains on securities, mortgage loans and deposits sold, related to exiting the depository, forward residential mortgage originations and reverse mortgage businesses. These businesses did not qualify for discontinued operations accounting treatment under GAAP.

Litigation

Matters as to Which an Estimate Can Be Made

For some of the matters disclosed below and in Note 16, the Company is able to estimate a reasonably possible range of loss. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. The Company currently estimates the aggregate range of reasonably possible losses in excess of amounts accrued for these matters to be approximately $0 to $125 million.

Asbestos-Related Claims

In addition to the asbestos-related claims discussed in Note 16, MLIC received approximately 1,214 new asbestos-related claims, during the three months ended March 31, 2012.

Regulatory Matters

MetLife Bank Mortgage Regulatory and Law Enforcement Authorities’ Inquiries. Since 2008, MetLife, through its affiliate, MetLife Bank, has significantly increased its mortgage servicing activities by acquiring servicing portfolios. Currently, MetLife Bank services approximately 1% of the aggregate principal amount of the mortgage loans serviced in the U.S. State and federal regulatory and law enforcement authorities have initiated various inquiries, investigations or examinations of alleged irregularities in the foreclosure practices of the residential mortgage servicing industry. Mortgage servicing practices have also been the subject of Congressional attention. Authorities have publicly stated that the scope of the investigations extends beyond foreclosure documentation practices to include mortgage loan modification and loss mitigation practices.

MetLife Bank’s mortgage servicing has been the subject of recent inquiries and requests by state and federal regulatory and law enforcement authorities. In a February 9, 2012 press release, the Federal Reserve Board announced that it had issued monetary sanctions against five banking organizations for deficiencies in the organizations’ servicing of residential mortgage loans and processing of foreclosures. The Federal Reserve Board has also stated that it plans to announce monetary penalties against other institutions under its supervision against whom it had issued enforcement actions in 2011, including MetLife, Inc., for deficiencies in servicing of residential mortgage loans and processing foreclosures. MetLife Bank also had a meeting with the Department of Justice regarding mortgage servicing and foreclosure practices. It is possible that various state or federal regulatory and law enforcement authorities may seek monetary penalties from MetLife Bank relating to foreclosure practices.

MetLife Bank has also responded to a subpoena issued by the New York State Department of Financial Services regarding hazard insurance and flood insurance that MetLife Bank obtains to protect the lienholder’s interest when the borrower’s insurance has lapsed. In April and May 2012, MetLife Bank received two subpoenas issued by the Office of Inspector General for the U.S. Department of Housing and Urban Development regarding Federal Housing Administration insured loans.

The consent decrees, as well as the inquiries or investigations referred to above, could adversely affect MetLife’s reputation or result in material fines, penalties, equitable remedies or other enforcement actions, and result in significant legal costs in responding to governmental investigations or other litigation. In addition, the changes to the mortgage servicing business required by the consent decrees and the resolution of any other inquiries or investigations may affect the profitability of such business. The Company is unable to estimate the reasonably possible loss or range of loss arising from the MetLife Bank regulatory matters. Management believes that the Company’s consolidated financial statements as a whole will not be materially affected by the MetLife Bank regulatory matters.

Metco Site, Hicksville, Nassau County, New York. On February 22, 2012, the New York State Department of Environmental Protection issued a notice to MLIC, as purported successor in interest to New England Mutual, that it is a potentially responsible party with respect to hazardous substances and hazardous waste located on a property that New England Mutual owned for a time in 1978. The Company is reviewing the matter.

Unclaimed Property Inquiries and Related Litigation

More than 30 U.S. jurisdictions are auditing MetLife, Inc. and certain of its affiliates for compliance with unclaimed property laws. Additionally, MLIC and certain of its affiliates have received subpoenas and other regulatory inquiries from certain regulators and other officials relating to claims-payment practices and compliance with unclaimed property laws. An examination of these practices by the Illinois Department of Insurance has been converted into a multi-state targeted market conduct exam. On July 5, 2011, the New York Insurance Department issued a letter requiring life insurers doing business in New York to use data available on the U.S. Social Security Administration’s Death Master File or a similar database to identify instances where death benefits under life insurance policies, annuities, and retained asset accounts are payable, to locate and pay beneficiaries under such contracts, and to report the results of the use of the data. At least one other jurisdiction is pursuing a similar market conduct exam and it is possible that other jurisdictions may pursue similar investigations or inquiries, may join the multi-state market conduct exam, or issue directives similar to the New York Insurance Department’s letter. In the third quarter of 2011, the Company incurred a $117 million after tax charge to increase reserves in connection with the Company’s use of the U.S. Social Security Administration’s Death Master File and similar databases to identify potential life insurance claims that have not yet been presented to the Company. In April 2012, the Company reached agreements with representatives of the U.S. jurisdictions that are conducting the audits referenced above and with the states most directly involved in the targeted market conduct exam referenced above to resolve the audits and the examination. The effectiveness of each agreement is conditioned upon the approval of a specified number of jurisdictions. Pursuant to the settlement to resolve the audits, the Company will, among other things, take specified action to identify liabilities under life insurance, annuity, and retained asset contracts, and, to the extent that it is unable to locate owners of amounts payable, to escheat these amounts with interest at a specified rate to the appropriate states. Additionally, the Company has agreed to accelerate the final date of certain industrial life policies and to escheat unclaimed benefits of such policies. Pursuant to the settlements, the Company will, among other things, adopt specified procedures for identifying liabilities under life insurance, annuity, and retained asset contracts, for seeking to contact and pay beneficiaries under such liabilities, and for escheating unclaimed property to appropriate states. Additionally, the Company has agreed to make a multi-state examination payment in the amount of $40 million to be allocated among the settling states. Therefore, in the first quarter of 2012, the Company recorded a $52 million after tax charge for such multi-state examination payment and the expected acceleration of benefit payments to policyholders under the settlements. At least one other jurisdiction is pursuing a similar market conduct exam. It is possible that other jurisdictions may pursue similar exams or audits and that such exams or audits may result in additional payments to beneficiaries, additional escheatment of funds deemed abandoned under state laws, administrative penalties, interest, and/or further changes to the Company’s procedures. The Company is not currently able to estimate these additional possible costs.

Total Asset Recovery Services, LLC on behalf of the State of Minnesota v. MetLife, Inc., et. al. (District Court, County of Hennepin, MN, filed January 31, 2011). Alleging that MetLife, Inc. and another company have violated the Minnesota Uniform Disposition of Unclaimed Property Act by failing to escheat to Minnesota benefits of 584 life insurance contracts, the Relator has brought an action under the Minnesota False Claims Act seeking to recover damages on behalf of Minnesota. Based on the allegations in the complaint, it appears that plaintiff may have improperly named MetLife, Inc. as a defendant instead of MLIC. The action was sealed by court order until March 22, 2012. The Relator alleges that the aggregate damages, including statutory damages and treble damages, is $228 million. The Relator does not allocate this claimed damage amount between MetLife, Inc. and the other defendant. The Relator also bases its damage calculation in part on its assumption that the average face amount of the subject policies is $130,000. MetLife, Inc. strongly disputes this assumption, the Relator’s alleged damages amounts, and other allegations in the complaint, and intends to defend this action vigorously.

Derivative Actions and Demands. Seeking to sue derivatively on behalf of MetLife, Inc., four shareholders have commenced separate actions against members of the MetLife, Inc. Board of Directors, alleging that they breached their fiduciary and other duties to the Company. The actions are Fishbaum v. Kandarian, et al. (Sup. Ct., New York County, filed January 27, 2012), Batchelder v. Burwell, et al. (Sup. Ct., New York County, filed March 6, 2012), Mallon v. Kandarian, et al. (S.D.N.Y., filed March 28, 2012), and Martino v. Kandarian, et al. (S.D.N.Y., filed April 19, 2012). Plaintiffs allege that the defendants failed to ensure that the Company complied with state unclaimed property laws and to ensure that the Company accurately reported its earnings. Plaintiffs allege that because of the defendants’ breaches of duty, MetLife, Inc. has incurred damage to its reputation and has suffered other unspecified damages. The defendants intend to vigorously defend these actions. A fifth shareholder, Western Pennsylvania Electrical Workers Pension Fund, has written to the MetLife, Inc. Board of Directors demanding that MetLife, Inc. take action against current and former Board members, executive officers, and MetLife, Inc.’s independent auditor, for similar alleged breaches of duty with respect to the Company’s compliance with unclaimed property laws and financial disclosures. The MetLife, Inc. Board of Directors has appointed a Special Committee to investigate these allegations.

Total Control Accounts Litigation and Regulatory Actions

MLIC is a defendant in lawsuits related to its use of retained asset accounts, known as TCA, as a settlement option for death benefits. The lawsuits include claims of breach of contract, breach of a common law fiduciary duty or a quasi-fiduciary duty such as a confidential or special relationship, or breach of a fiduciary duty under ERISA.

Various state regulators have also taken actions with respect to retained asset accounts. The New York Insurance Department issued a circular letter on March 29, 2012 stating that an insurer should only use a retained asset account when a policyholder or beneficiary affirmatively chooses to receive life insurance proceeds through such an account and providing for certain disclosures to a beneficiary, including that payment by a single check is an option. The Minnesota Department of Commerce, in connection with an ongoing market conduct exam, has issued a proposed consent order to the Company regarding the Company’s use of TCAs.

The Company is unable to estimate the reasonably possible loss or range of loss arising from the TCA matters.

Stock-Based Compensation Plans

Payout of 2009—2011 Performance Shares

As discussed in Note 18, vested Performance Shares are multiplied by a performance factor of 0.0 to 2.0 based largely on MetLife, Inc.’s performance in change in annual net operating earnings and total shareholder return over the applicable three-year performance period compared to the performance of its competitors. Final Performance Shares are paid in shares of MetLife, Inc. common stock. The performance factor for the January 1, 2009 — December 31, 2011 performance period was 1.13. This factor has been applied to the 1,791,609 Performance Shares associated with that performance period that vested on December 31, 2011 and, as a result, 2,024,518 shares of MetLife, Inc.’s common stock (less withholding for taxes and other items, as applicable) will be issued, aside from shares that payees choose to defer, during the second quarter of 2012.

Payout of 2009—2011 Performance Units

Vested Performance Units are multiplied by a performance factor of 0.0 to 2.0 based largely on MetLife, Inc.’s performance in change in annual net operating earnings and total shareholder return over the applicable three year performance period compared to the performance of its competitors. Final Performance Units which are payable in cash equal to the closing price of MetLife, Inc. common stock on a date following the last day of the three-year performance period. The performance factor for the January 1, 2009 — December 31, 2011 performance period was 1.13. This factor has been applied to the 51,144 Performance Units associated with that performance period that vested on December 31, 2011 and, as a result, the cash value of 57,793 units will be paid during the second quarter of 2012.

Dividends

On May 15, 2012, MetLife, Inc. announced dividends of $0.2555555 per share, for a total of $7 million on its Series A preferred shares, and $0.4062500 per share, for a total of $24 million on its Series B preferred shares. Both dividends will be payable June 15, 2012 to shareholders of record as of May 31, 2012.

On February 17, 2012, MetLife, Inc. announced dividends of $0.2527777 per share, for a total of $6 million on its Series A preferred shares, and $0.4062500 per share, for a total of $24 million on its Series B preferred shares. Both dividends were paid on March 15, 2012 to shareholders of record as of February 29, 2012.

Consolidated Summary of Investments - Other Than Investments in Related Parties	12 Months Ended
Dec. 31, 2011
Consolidated Summary of Investments - Other Than Investments in Related Parties [Abstract]
Consolidated Summary of Investments - Other Than Investments in Related Parties

MetLife, Inc.

Schedule I

Consolidated Summary of Investments —

Other Than Investments in Related Parties

December 31, 2011

(In millions)

Types of Investments	Cost or Amortized Cost (1)	Estimated Fair Value	Amount at Which Shown on Balance Sheet
Fixed maturity securities:
Bonds:
Foreign government securities	$49,840	$52,536	$52,536
U.S. Treasury and agency securities	34,132	40,012	40,012
Public utilities	11,959	13,590	13,590
State and political subdivision securities	11,975	13,235	13,235
All other corporate bonds	145,342	153,587	153,587

Total bonds	253,248	272,960	272,960
Mortgage-backed and asset-backed securities	73,675	74,685	74,685
Redeemable preferred stock	2,888	2,626	2,626
Other fixed maturity securities	—	—	—

Total fixed maturity securities	329,811	350,271	350,271

Trading and other securities	19,632	18,268	18,268

Equity securities:
Common stock:
Industrial, miscellaneous and all other	2,120	2,105	2,105
Banks, trust and insurance companies	99	100	100
Public utilities	—	—	—
Non-redeemable preferred stock	989	818	818

Total equity securities	3,208	3,023	3,023

Mortgage loans:
Held-for-investment	56,915		56,915
Held-for-sale	15,178		15,178

Mortgage loans, net	72,093		72,093

Policy loans	11,892		11,892
Real estate and real estate joint ventures	8,299		8,299
Real estate acquired in satisfaction of debt	264		264
Other limited partnership interests	6,378		6,378
Short-term investments	17,310		17,310
Other invested assets	23,581		23,581

Total investments	$492,468		$511,379

(1)

The Company’s trading and other securities portfolio is mainly comprised of fixed maturity and equity securities, including mutual funds and, to a lesser extent, short-term investments and cash and cash equivalents. Cost or amortized cost for fixed maturity securities and mortgage loans held-for-investment represents original cost reduced by repayments, valuation allowances and impairments from other-than-temporary declines in estimated fair value that are charged to earnings and adjusted for amortization of premiums or discounts; for equity securities, cost represents original cost reduced by impairments from other-than-temporary declines in estimated fair value; for real estate, cost represents original cost reduced by impairments and adjusted for valuation allowances and depreciation; for real estate joint ventures and other limited partnership interests cost represents original cost reduced for other-than-temporary impairments or original cost adjusted for equity in earnings and distributions.

Condensed Financial Information of Registrant	12 Months Ended
Dec. 31, 2011
Condensed Financial Information of Registrant [Abstract]
Condensed Financial Information of Registrant

MetLife, Inc.

Schedule II

Condensed Financial Information

(Parent Company Only)

December 31, 2011 and 2010

(In millions, except share and per share data)

	2011	2010
Condensed Balance Sheets
Assets
Investments:
Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $4,350 and $2,691, respectively)	$4,419	$2,740
Equity securities available-for-sale, at estimated fair value (cost: $17 and $18, respectively)	13	15
Short-term investments, principally at estimated fair value	667	33
Other invested assets, at estimated fair value	275	114

Total investments	5,374	2,902
Cash and cash equivalents	309	624
Accrued investment income	44	42
Investment in subsidiaries	74,281	64,060
Loans to subsidiaries	—	1,275
Receivables from subsidiaries	165	73
Other assets	1,201	1,320

Total assets	$81,374	$70,296

Liabilities and Stockholders’ Equity
Liabilities
Payables for collateral under securities loaned and other transactions	$1,180	$660
Long-term debt — unaffiliated	15,666	16,258
Long-term debt — affiliated	500	665
Collateral financing arrangements	2,797	2,797
Junior subordinated debt securities	1,748	1,748
Other liabilities	1,964	1,315

Total liabilities	23,855	23,443

Stockholders’ Equity
Preferred stock, par value $0.01 per share; 200,000,000 shares authorized:
Preferred stock, 84,000,000 shares issued and outstanding; $2,100 aggregate liquidation preference	1	1
Convertible preferred stock, 0 and 6,857,000 shares issued and outstanding at December 31, 2011 and 2010, respectively	—	—
Common stock, par value $0.01 per share; 3,000,000,000 shares authorized; 1,061,150,915 and 989,031,704 shares issued at December 31, 2011 and 2010, respectively; 1,057,957,028 and 985,837,817 shares outstanding at December 31, 2011 and 2010, respectively	11	10
Additional paid-in capital	26,782	26,423
Retained earnings	24,814	19,446
Treasury stock, at cost; 3,193,887 shares at December 31, 2011 and 2010	(172)	(172)
Accumulated other comprehensive income (loss)	6,083	1,145

Total stockholders’ equity	57,519	46,853

Total liabilities and stockholders’ equity	$81,374	$70,296

See accompanying notes to the condensed financial information.

	2011	2010	2009
Condensed Statements of Operations
Equity in earnings of subsidiaries	$6,979	$3,318	$(1,976)
Net investment income	121	144	153
Other income	155	144	155
Net investment gains (losses):
Other-than-temporary impairments on fixed maturity securities	—	—	(23)
Other net investment gains (losses)	(146)	31	(85)

Total net investment gains (losses)	(146)	31	(108)
Net derivative gains (losses)	82	(81)	199
Interest expense	(1,007)	(882)	(776)
Other expenses	(149)	(319)	(202)

Income (loss) before provision for income tax	6,035	2,355	(2,555)
Provision for income tax expense (benefit)	(388)	(312)	(144)

Net income (loss)	6,423	2,667	(2,411)
Less: Preferred stock dividends	122	122	122
Preferred stock redemption premium	146	—	—

Net income (loss) available to common shareholders	$6,155	$2,545	$(2,533)

Comprehensive income (loss)	$11,361	$6,861	$8,793

See accompanying notes to the condensed financial information.

	2011	2010	2009
Condensed Statements of Cash Flows
Cash flows from operating activities
Net income (loss)	$6,423	$2,667	$(2,411)
Earnings of subsidiaries	(6,979)	(3,318)	1,976
Dividends from subsidiaries	2,578	916	515
Other, net	697	376	(458)

Net cash provided by (used in) operating activities	2,719	641	(378)

Cash flows from investing activities
Sales of fixed maturity securities	3,265	7,422	1,005
Purchases of fixed maturity securities	(4,787)	(6,542)	(3,002)
Sales of equity securities	1	5	—
Purchases of equity securities	—	—	(3)
Cash received in connection with freestanding derivatives	257	200	239
Cash paid in connection with freestanding derivatives	(276)	(450)	(496)
Sales of businesses	180	—	130
Disposal of subsidiary	—	—	(19)
Purchases of businesses	—	(7,196)	—
Expense paid on behalf of subsidiaries	(75)	(72)	(69)
Repayments of loans to subsidiaries	1,275	300	—
Investment in preferred stock of subsidiary	(250)	(50)	(75)
Returns of capital from subsidiaries	591	54	—
Capital contributions to subsidiaries	(1,439)	(374)	(876)
Net change in short-term investments	(620)	271	772
Other, net	(10)	(35)	186

Net cash used in investing activities	(1,888)	(6,467)	(2,208)

Cash flows from financing activities
Net change in payables for collateral under securities loaned and other transactions	520	233	84
Net change in change in short-term debt	—	—	(300)
Long-term debt issued	—	2,987	1,647
Long-term debt repaid	(750)	—	—
Cash received in connection with collateral financing arrangements	100	—	775
Cash paid in connection with collateral financing arrangements	(63)	—	(400)
Junior subordinated debt securities issued	—	—	500
Debt issuance costs	(1)	(14)	(30)
Stock options exercised	88	5	8
Common stock issued, net of issuance costs	2,950	3,576	—
Common stock issued to settle stock forward contracts	—	—	1,035
Redemption of convertible preferred stock	(2,805)	—	—
Preferred stock redemption premium	(146)	—	—
Dividends on preferred stock	(122)	(122)	(122)
Dividends on common stock	(787)	(784)	(610)
Other, net	(130)	(110)	—

Net cash (used in) provided by financing activities	(1,146)	5,771	2,587

Change in cash and cash equivalents	(315)	(55)	1
Cash and cash equivalents, beginning of year	624	679	678

Cash and cash equivalents, end of year	$309	$624	$679

Supplemental disclosures of cash flow information:
Net cash paid (received) during the year for:
Interest	$997	$808	$704

Income tax	$(659)	$(474)	$104

Non-cash transactions during the year:
Business acquisitions:
Assets acquired (1)	$—	$125,728	$—
Liabilities assumed (1)	—	(109,306)	—
Redeemable and non-redeemable noncontrolling interests assumed	—	(130)	—

Net assets acquired	—	16,292	—
Cash paid, excluding transaction costs of $0, $88 and $0, respectively	—	(7,196)	—
Other purchase price adjustments	—	98	—

Securities issued	$—	$9,194	$—

Remarketing of debt securities:
Fixed maturity securities redeemed	$—	$—	$32

Long-term debt issued	$—	$—	$1,035

Junior subordinated debt securities redeemed	$—	$—	$1,067

Issuance of collateral financing arrangements	$—	$—	$105

Dividends from subsidiaries	$170	$874	$—

Returns of capital from subsidiaries	$47	$—	$—

Capital contributions to subsidiaries	$316	$—	$105

Allocation of interest expense to subsidiary	$29	$30	$44

Allocation of interest income to subsidiary	$68	$46	$56

Issuance of loan to subsidiary via transfer of fixed maturity securities	$—	$—	$300

(1)	The 2010 amounts include measurement period adjustments described in Note 2 of the Notes to the Consolidated Financial Statements.

1.  Basis of Presentation

The condensed financial information of MetLife, Inc. (the “Parent Company”) should be read in conjunction with the consolidated financial statements of MetLife, Inc. and its subsidiaries and the notes thereto (the “Consolidated Financial Statements”). These condensed unconsolidated financial statements reflect the results of operations, financial position and cash flows for MetLife, Inc. Investments in subsidiaries are accounted for using the equity method of accounting.

The preparation of these condensed unconsolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to adopt accounting policies and make certain estimates and assumptions. The most important of these estimates and assumptions relate to the fair value measurements, the accounting for goodwill and identifiable intangible assets and the provision for potential losses that may arise from litigation and regulatory proceedings and tax audits, which may affect the amounts reported in the condensed unconsolidated financial statements and accompanying notes. Actual results could differ from these estimates.

2.  Acquisition

On November 1, 2010, MetLife, Inc. acquired all of the issued and outstanding capital stock of American Life Insurance Company (“American Life”) and Delaware American Life Insurance Company (“DelAm”) (collectively, “ALICO”). For further information on the $16.4 billion purchase price including cash, common stock, convertible preferred stock and common equity units, as well as on the capital raised in anticipation of the acquisition, see Notes 2, 11, 14 and 18 of the Notes to the Consolidated Financial Statements.

3.  Loans to Subsidiaries

MetLife, Inc. lends funds, as necessary, to its subsidiaries, some of which are regulated, to meet their capital requirements. Such loans are included in loans to subsidiaries and consisted of the following at:

			December 31,
Subsidiaries	Interest Rate	Maturity Date	2011	2010
			(In millions)
Metropolitan Life Insurance Company	Six-month LIBOR + 1.80%	December 31, 2011	$—	$775
Metropolitan Life Insurance Company	7.13%	December 15, 2032	—	400
Metropolitan Life Insurance Company	7.13%	January 15, 2033	—	100

Total			$—	$1,275

On December 15, 2011, Metropolitan Life Insurance Company (“MLIC”) repaid in cash the $400 million and $100 million capital notes issued to MetLife, Inc. in December 2002.

In September and November 2011, American Life issued notes to MetLife, Inc. for $100 million and $270 million, respectively. American Life repaid both notes during the fourth quarter of 2011.

In December 2009, the $700 million surplus note issued to MetLife, Inc. by MLIC was renewed and increased to $775 million, extending the maturity to December 31, 2011 with an interest rate of six-month LIBOR + 1.80%. In April 2011, MLIC repaid in cash the $775 million surplus note. The early redemption was approved by the New York Superintendent of Insurance.

In December 2009, MLIC issued a surplus note to MetLife, Inc. for $300 million maturing in 2011 with an interest rate of six-month LIBOR + 1.80%. MLIC received securities in exchange for the surplus note. On December 29, 2010, MLIC repaid the $300 million surplus note to MetLife, Inc. in cash.

Interest income earned on loans to subsidiaries of $40 million, $63 million and $50 million for the years ended December 31, 2011, 2010 and 2009, respectively, is included in net investment income.

Payments of interest and principal on surplus notes, which are subordinate to all other obligations of the issuing company, may be made only with the prior approval of the insurance department of the state of domicile.

4.  Long-term and Short-term Debt

Long-term Debt

Long-term debt outstanding was as follows:

	Interest Rates			December 31,
	Range	Weighted Average	Maturity	2011	2010
				(In millions)
Senior notes — unaffiliated	0.57%-7.72%	4.84%	2012-2045	$ 15,666	$ 16,258
Senior notes — affiliated (1)	5.00%-6.82%	5.48%	2011	—	165
Other affiliated debt	0.95%-1.07%	1.01%	2015 - 2016	500	500

Total				$ 16,166	$ 16,923

(1)	Represents $165 million of affiliated senior notes associated with bonds held by ALICO at December 31, 2010. Such bonds were sold to a third party in the second quarter of 2011.

The aggregate maturities of long-term debt at December 31, 2011 for the next five years and thereafter are $797 million in 2012, $749 million in 2013, $1.4 billion in 2014, $1.3 billion in 2015, $1.5 billion in 2016 and $10.5 billion thereafter.

Short-term Debt

There was no short-term debt outstanding at both December 31, 2011 and 2010. During the year ended December 31, 2009, the weighted average interest rate on short-term debt was 1.25%. During the year ended December 31, 2009, the average daily balance on short-term debt was $5 million, and the average days outstanding was six days. There was no short-term debt activity in 2011 and 2010.

Interest Expense

Interest expense was comprised of the following:

	December 31,
	2011	2010	2009
	(In millions)
Long-term debt — unaffiliated	$806	$689	$589
Long-term debt — affiliated	16	15	16
Collateral financing arrangements	43	44	59
Junior subordinated debt securities	134	134	112
Stock purchase contracts	8	—	—

Total	$1,007	$882	$776

5. Support Agreements

MetLife, Inc. is party to various capital support commitments and guarantees with certain of its subsidiaries. Under these arrangements, MetLife, Inc. has agreed to cause each such entity to meet specified capital and surplus levels or has guaranteed certain contractual obligations.

In June 2011, MetLife, Inc. guaranteed the obligations of its subsidiary, DelAm, under a stop loss reinsurance agreement with RGA Reinsurance (Barbados) Inc. (“RGARe”), pursuant to which RGARe retrocedes to DelAm a portion of the whole life medical insurance business that RGARe assumed from American Life on behalf of its Japan branch.

Prior to the sale in April 2011 of its 50% interest in MSI MetLife to a third party, MetLife, Inc. guaranteed the obligations of its subsidiary, Exeter Reassurance Company, Ltd. (“Exeter”), under a reinsurance agreement with MSI MetLife, under which Exeter reinsures variable annuity business written by MSI MetLife. This guarantee will remain in place until such time as the reinsurance agreement between Exeter and MSI MetLife is terminated, notwithstanding the April 2011 disposition of MetLife, Inc.’s interest in MSI MetLife as described in Note 2 of the Notes to the Consolidated Financial Statements.

In March 2011, MetLife, Inc. guaranteed the obligations of its subsidiary, Missouri Reinsurance (Barbados) Inc. (“MoRe”), under a retrocession agreement with RGARe, pursuant to which MoRe retrocedes a portion of the closed block liabilities associated with industrial life and ordinary life insurance policies that it assumed from MLIC.

In November 2010, MetLife, Inc. guaranteed the obligations of Exeter in an aggregate amount up to $1.0 billion, under a reinsurance agreement with MetLife Europe Limited (“MEL”), under which Exeter reinsures the guaranteed living benefits and guaranteed death benefits associated with certain unit-linked annuity contracts issued by MEL.

In January 2010, MetLife, Inc. guaranteed the obligations of MoRe, under a retrocession agreement with RGARe, pursuant to which MoRe retrocedes certain group term life insurance liabilities that it assumed from MLIC.

In December 2009, MetLife, Inc., in connection with MetLife Reinsurance Company of Vermont’s (“MRV”) reinsurance of certain universal life and term life insurance risks, committed to the Vermont Department of Banking, Insurance, Securities and Health Care Administration to take necessary action to cause the third protected cell of MRV to maintain total adjusted capital equal to or greater than 200% of such protected cell’s authorized control level risk-based capital (“RBC”), as defined in state insurance statutes. See Note 11 of the Notes to the Consolidated Financial Statements.

MetLife, Inc., in connection with MRV’s reinsurance of certain universal life and term life insurance risks, committed to the Vermont Department of Banking, Insurance, Securities and Health Care Administration to take necessary action to cause each of the two initial protected cells of MRV to maintain total adjusted capital equal to or greater than 200% of such protected cell’s authorized control level RBC, as defined in state insurance statutes. See Note 11 of the Notes to the Consolidated Financial Statements.

MetLife, Inc., in connection with the collateral financing arrangement associated with MetLife Reinsurance Company of Charleston’s (“MRC”) reinsurance of a portion of the liabilities associated with the closed block, committed to the South Carolina Department of Insurance to make capital contributions, if necessary, to MRC so that MRC may at all times maintain its total adjusted capital at a level of not less than 200% of the company action level RBC, as defined in state insurance statutes as in effect on the date of determination or December 31, 2007, whichever calculation produces the greater capital requirement, or as otherwise required by the South Carolina Department of Insurance. See Note 12 of the Notes to the Consolidated Financial Statements.

MetLife, Inc., in connection with the collateral financing arrangement associated with MetLife Reinsurance Company of South Carolina’s (“MRSC”) reinsurance of universal life secondary guarantees, committed to the South Carolina Department of Insurance to take necessary action to cause MRSC to maintain total adjusted capital equal to the greater of $250,000 or 100% of MRSC’s authorized control level RBC, as defined in state insurance statutes. See Note 12 of the Notes to the Consolidated Financial Statements.

MetLife, Inc. has net worth maintenance agreements with two of its insurance subsidiaries, MetLife Investors Insurance Company and First MetLife Investors Insurance Company. Under these agreements, as subsequently amended, MetLife, Inc. agreed, without limitation as to the amount, to cause each of these subsidiaries to have a minimum capital and surplus of $10 million, total adjusted capital at a level not less than 150% of the company action level RBC, as defined by state insurance statutes, and liquidity necessary to enable it to meet its current obligations on a timely basis.

MetLife, Inc. also guarantees the obligations of a number of its subsidiaries under credit facilities with third-party banks. See Note 11 of the Notes to the Consolidated Financial Statements.

Consolidated Supplementary Insurance Information	12 Months Ended
Dec. 31, 2011
Consolidated Supplementary Insurance Information [Abstract]
Consolidated Supplementary Insurance Information

MetLife, Inc.

Schedule III

Consolidated Supplementary Insurance Information

December 31, 2011, 2010 and 2009

(In millions)

Segment	DAC and VOBA	Future Policy Benefits, Other Policy-Related Balances and Policyholder Dividend Obligation	Policyholder Account Balances	Policyholder Dividends Payable	Unearned Revenue (1)
2011
Retail Products	$11,314	$68,021	$69,553	$659	$995
Group, Voluntary and Worksite Benefits	744	23,843	9,273	—	—
Corporate Benefit Funding	89	49,858	56,367	—	49
Latin America	1,050	7,731	6,159	4	514
Asia	9,200	37,431	59,578	—	498
EMEA	2,220	9,210	14,396	111	260
Corporate & Other	2	6,699	2,374	—	—

Total	$24,619	$202,793	$217,700	$774	$2,316

2010
Retail Products	$12,055	$64,675	$66,193	$722	$1,091
Group, Voluntary and Worksite Benefits	736	22,689	9,676	—	—
Corporate Benefit Funding	62	43,832	57,828	—	53
Latin America	1,092	7,972	6,232	3	508
Asia	8,211	33,174	54,506	—	246
EMEA	2,306	8,928	14,095	105	190
Corporate & Other	3	6,278	2,227	—	—

Total	$24,465	$187,548	$210,757	$830	$2,088

2009
Retail Products	$13,197	$62,294	$65,453	$761	$1,202
Group, Voluntary and Worksite Benefits	711	21,902	9,486	—	—
Corporate Benefit Funding	60	41,830	55,556	—	62
Latin America	883	5,715	4,643	—	416
Asia	1,114	3,958	969	—	221
EMEA	446	658	1,140	—	139
Corporate & Other	4	5,862	1,268	—	—

Total	$16,415	$142,219	$138,515	$761	$2,040

(1)	Amounts are included within the future policy benefits, other policy-related balances and policyholder dividend obligation column.

Segment	Premium Revenue and Policy Charges	Net Investment Income	Policyholder Benefits and Claims and Interest Credited to Policyholder Account Balances	Amortization of DAC and VOBA Charged to Other Expenses (1)	Other Operating Expenses (1) (2)	Premiums Written (Excluding Life)
2011
Retail Products	$9,107	$6,947	$8,882	$2,084	$4,611	$—
Group, Voluntary and Worksite Benefits	16,549	1,840	14,758	467	2,313	8,862
Corporate Benefit Funding	3,080	5,640	6,664	17	497	—
Latin America	3,371	1,105	2,899	211	1,056	817
Asia	8,663	1,855	6,108	1,439	1,701	4,268
EMEA	3,188	634	1,637	679	1,280	848
Corporate & Other	209	1,565	126	1	3,627	27

Total	$44,167	$19,586	$41,074	$4,898	$15,085	$14,822

2010
Retail Products	$8,406	$7,127	$8,771	$1,482	$4,483	$—
Group, Voluntary and Worksite Benefits	16,667	1,821	14,671	457	2,288	8,869
Corporate Benefit Funding	2,571	5,462	6,177	16	481	—
Latin America	2,599	940	2,483	144	683	519
Asia	2,032	479	1,555	277	540	410
EMEA	675	231	416	100	415	200
Corporate & Other	149	1,434	33	1	3,045	—

Total	$33,099	$17,494	$34,106	$2,477	$11,935	$9,998

2009
Retail Products	$8,156	$6,708	$8,928	$226	$4,736	$—
Group, Voluntary and Worksite Benefits	16,503	1,648	14,518	466	2,310	8,834
Corporate Benefit Funding	2,737	4,948	6,495	14	473	—
Latin America	2,108	632	1,747	111	502	391
Asia	1,300	187	925	194	375	134
EMEA	425	117	221	41	395	65
Corporate & Other	125	489	16	3	2,564	—

Total	$31,354	$14,729	$32,850	$1,055	$11,355	$9,424

(1)	For 2010, certain amounts have been reclassified to conform with the 2011 presentation.

(2)	Includes other expenses and policyholder dividends, excluding amortization of deferred policy acquisition costs (“DAC”) and value of business acquired (“VOBA”) charged to other expenses.

Consolidated Reinsurance	12 Months Ended
Dec. 31, 2011
Consolidated Reinsurance [Abstract]
Consolidated Reinsurance

MetLife, Inc.

Schedule IV

Consolidated Reinsurance

December 31, 2011, 2010 and 2009

(In millions)

	Gross Amount	Ceded	Assumed	Net Amount	% Amount Assumed to Net
2011
Life insurance in-force	$4,263,421	$754,781	$604,555	$4,113,195	14.7%

Insurance premium
Life insurance	$21,930	$1,670	$1,198	$21,458	5.6%
Accident and health	12,186	568	275	11,893	2.3%
Property and casualty insurance	3,069	70	11	3,010	0.4%

Total insurance premium	$37,185	$2,308	$1,484	$36,361	4.1%

2010
Life insurance in-force	$4,199,755	$742,194	$628,879	$4,086,440	15.4%

Insurance premium
Life insurance	$17,300	$1,469	$1,183	$17,014	7.0%
Accident and health	7,298	364	189	7,123	2.7%
Property and casualty insurance	2,998	69	5	2,934	0.2%

Total insurance premium	$27,596	$1,902	$1,377	$27,071	5.1%

2009
Life insurance in-force	$3,792,074	$713,992	$740,196	$3,818,278	19.4%

Insurance premium
Life insurance	$17,342	$1,813	$1,223	$16,752	7.3%
Accident and health	6,842	429	79	6,492	1.2%
Property and casualty insurance	2,981	79	11	2,913	0.4%

Total insurance premium	$27,165	$2,321	$1,313	$26,157	5.0%

Business Basis of Presentation and Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2011
Business, Basis of Presentation and Summary of Significant Accounting Policies [Abstract]
Basis of presentation related to acquisition

On November 1, 2010 (the “Acquisition Date”), MetLife, Inc. completed the acquisition of American Life Insurance Company (“American Life”) from AM Holdings LLC (formerly known as ALICO Holdings LLC) (“AM Holdings”), a subsidiary of American International Group, Inc. (“AIG”), and Delaware American Life Insurance Company (“DelAm”) from AIG (American Life, together with DelAm, collectively, “ALICO”) (the “Acquisition”). The Acquisition was accounted for using the acquisition method of accounting. ALICO’s fiscal year-end is November 30. Accordingly, the Company’s consolidated financial statements reflect the assets and liabilities of ALICO as of November 30, 2011 and 2010, and the operating results of ALICO for the year ended November 30, 2011 and the one month ended November 30, 2010. The accounting policies of ALICO were conformed to those of MetLife upon the Acquisition. See Note 2.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements.

A description of critical estimates is incorporated within the discussion of the related accounting policies which follows. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company’s business and operations. Actual results could differ from these estimates.

Consolidation of Subsidiaries

The accompanying consolidated financial statements include the accounts of MetLife, Inc. and its subsidiaries, as well as partnerships and joint ventures in which the Company has control, and variable interest entities (“VIEs”) for which the Company is the primary beneficiary. See “— Adoption of New Accounting Pronouncements.” Closed block assets, liabilities, revenues and expenses are combined on a line-by-line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item. See Note 10. Intercompany accounts and transactions have been eliminated.

Investments

Investments

The accounting policies for the Company’s principal investments are as follows:

Fixed Maturity and Equity Securities.  The Company’s fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value.

Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss), net of policyholder-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. Interest, dividends and prepayment fees are recorded in net investment income.

Included within fixed maturity securities are structured securities including mortgage-backed and asset-backed securities (“ABS”). Amortization of the premium or discount considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and ABS are estimated by management using inputs obtained from third-party specialists, including broker-dealers, and based on management’s knowledge of the current market. For credit-sensitive mortgage-backed and ABS and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and ABS, the effective yield is recalculated on a retrospective basis.

The Company periodically evaluates fixed maturity and equity securities for impairment. The assessment of whether impairments have occurred is based on management’s case-by-case evaluation of the underlying reasons for the decline in estimated fair value. The Company’s review of its fixed maturity and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of severity and/or age of the gross unrealized loss, as summarized in Note 3 “— Aging of Gross Unrealized Loss and OTTI Loss for Fixed Maturity and Equity Securities Available-for-Sale.”

Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management’s evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) with respect to fixed maturity securities, whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers; (vii) with respect to structured securities, changes in forecasted cash flows after considering the quality of underlying collateral; expected prepayment speeds; current and forecasted loss severity; consideration of the payment terms of the underlying assets backing a particular security; and the payment priority within the tranche structure of the security; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

For fixed maturity securities in an unrealized loss position, an other-than-temporary impairment (“OTTI”) is recognized in earnings when it is anticipated that the amortized cost will not be recovered. In such situations, the OTTI recognized in earnings is the entire difference between the fixed maturity security’s amortized cost and its estimated fair value only when either: (i) the Company has the intent to sell the fixed maturity security; or (ii) it is more likely than not that the Company will be required to sell the fixed maturity security before recovery of the decline in estimated fair value below amortized cost. If neither of these two conditions exist, the difference between the amortized cost of the fixed maturity security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings (“credit loss”). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than credit factors (“noncredit loss”) is recorded in other comprehensive income (loss). Adjustments are not made for subsequent recoveries in value.

With respect to equity securities, the Company considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its estimated fair value to an amount equal to or greater than cost. If a sale decision is made for an equity security and it is not expected to recover to an amount at least equal to cost prior to the expected time of the sale, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an OTTI loss will be recorded in earnings. When an OTTI loss has occurred, the OTTI loss is the entire difference between the equity security’s cost and its estimated fair value with a corresponding charge to earnings.

Upon acquisition, the Company classifies perpetual securities that have attributes of both debt and equity as fixed maturity securities if the securities have an interest rate step-up feature which, when combined with other qualitative factors, indicates that the securities have more debt-like characteristics; while those with more equity-like characteristics are classified as equity securities within non-redeemable preferred stock. Many of such securities, commonly referred to as “perpetual hybrid securities,” have been issued by non-U.S. financial institutions that are accorded the highest two capital treatment categories by their respective regulatory bodies (i.e. core capital, or “Tier 1 capital” and perpetual deferrable securities, or “Upper Tier 2 capital”). With respect to perpetual hybrid securities, the Company considers in its OTTI analysis whether there has been any deterioration in credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. The Company also considers whether any perpetual hybrid securities, with an unrealized loss, regardless of credit rating, have deferred any dividend payments. When an OTTI loss has occurred, the OTTI loss is the entire difference between the perpetual hybrid security’s cost and its estimated fair value with a corresponding charge to earnings.

The Company’s methodology and significant inputs used to determine the amount of the credit loss on fixed maturity securities are as follows:

(i) The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows expected to be received. The discount rate is generally the effective interest rate of the fixed maturity security prior to impairment.

(ii) When determining the collectability and the period over which value is expected to recover, the Company applies the same considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management’s best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: general payment terms of the security; the likelihood that the issuer can service the scheduled interest and principal payments; the quality and amount of any credit enhancements; the security’s position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

(iii) Additional considerations are made when assessing the unique features that apply to certain structured securities such as residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”) and ABS. These additional factors for structured securities include, but are not limited to: the quality of underlying collateral; expected prepayment speeds; current and forecasted loss severity; consideration of the payment terms of the underlying assets backing a particular security; and the payment priority within the tranche structure of the security.

(iv) When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, management considers the estimated fair value as the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process as described in (ii) above, as well as private and public sector programs to restructure foreign government securities.

The cost or amortized cost of fixed maturity and equity securities is adjusted for OTTI in the period in which the determination is made. The Company does not change the revised cost basis for subsequent recoveries in value.

In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted into net investment income over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

Trading and Other Securities.  Trading and other securities are stated at estimated fair value. Trading and other securities include investments that are actively purchased and sold (“Actively Traded Securities”). These Actively Traded Securities are principally fixed maturity securities. Short sale agreement liabilities related to Actively Traded Securities, included in other liabilities, are also stated at estimated fair value. Trading and other securities also includes securities for which the fair value option (“FVO”) has been elected (“FVO Securities”). FVO Securities include certain fixed maturity and equity securities held-for-investment by the general account to support asset and liability matching strategies for certain insurance products. FVO Securities also include contractholder-directed investments supporting unit-linked variable annuity type liabilities which do not qualify for presentation and reporting as separate account summary total assets and liabilities. These investments are primarily mutual funds and, to a lesser extent, fixed maturity and equity securities, short-term investments and cash and cash equivalents. The investment returns on these investments inure to contractholders and are offset by a corresponding change in policyholder account balances (“PABs”) through interest credited to policyholder account balances. Changes in estimated fair value of these securities subsequent to purchase are included in net investment income, except for certain fixed maturity securities included in FVO Securities where changes are included in net investment gains (losses). FVO Securities also include securities held by consolidated securitization entities (“CSEs”) with changes in estimated fair value subsequent to consolidation included in net investment gains (losses). Interest and dividends related to all trading and other securities are included in net investment income.

Securities Lending.  Securities lending transactions, whereby blocks of securities, which are included in fixed maturity securities and short-term investments, are loaned to third parties, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. At the inception of a loan, the Company obtains collateral, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned and maintains it at a level greater than or equal to 100% for the duration of the loan. The Company monitors the estimated fair value of the securities loaned on a daily basis with additional collateral obtained as necessary. Income and expenses associated with securities lending transactions are reported as investment income and investment expense, respectively, within net investment income.

Mortgage Loans – Mortgage Loans Held-For-Investment.  For the purposes of determining valuation allowances the Company disaggregates its mortgage loan investments into three portfolio segments: commercial, agricultural, and residential. The accounting and valuation allowance policies that are applicable to all portfolio segments are presented below, followed by the policies applicable to both commercial and agricultural loans, which are very similar, as well as policies applicable to residential loans. Also included in mortgage loans held-for-investment are commercial mortgage loans held by CSEs that were consolidated by the Company on January 1, 2010 upon the adoption of new guidance. The FVO was elected for these commercial mortgage loans, and thus they are stated at estimated fair value with changes in estimated fair value subsequent to consolidation recognized in net investment gains (losses).

Commercial, Agricultural and Residential Mortgage Loans — Mortgage loans held-for-investment are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan’s contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income. Interest ceases to accrue when collection of interest is not considered probable and/or when interest or principal payments are past due as follows: commercial — 60 days; and agricultural and residential — 90 days, unless, in the case of a residential loan, it is both well-secured and in the process of collection. When a loan is placed on non-accrual status, uncollected past due interest is charged-off against net investment income. Generally, the accrual of interest income resumes after all delinquent amounts are paid and management believes all future principal and interest payments will be collected. Cash receipts on non-accruing loans are recorded in accordance with the loan agreement as a reduction of principal and/or interest income. Charge-offs occur upon the realization of a credit loss, typically through foreclosure or after a decision is made to sell a loan, or for residential loans when, after considering the individual consumer’s financial status, management believes that uncollectability is other-than-temporary. Gain or loss upon charge-off is recorded, net of previously established valuation allowances, in net investment gains (losses). Cash recoveries on principal amounts previously charged-off are generally recorded as an increase to the valuation allowance, unless the valuation allowance adequately provides for expected credit losses; then the recovery is recorded in net investment gains (losses). Gains and losses from sales of loans and increases or decreases to valuation allowances are recorded in net investment gains (losses).

Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Specific valuation allowances are established using the same methodology for all three portfolio segments as the excess carrying value of a loan over either (i) the present value of expected future cash flows discounted at the loan’s original effective interest rate, (ii) the estimated fair value of the loan’s underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan’s observable market price. A common evaluation framework is used for establishing non-specific valuation allowances for all loan portfolio segments; however, a separate non-specific valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs unique to each loan portfolio segment. Non-specific valuation allowances are established for pools of loans with similar risk characteristics where a property-specific or market-specific risk has not been identified, but for which the Company expects to incur a credit loss. These evaluations are based upon several loan portfolio segment-specific factors, including the Company’s experience for loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. These evaluations are revised as conditions change and new information becomes available.

For commercial and agricultural mortgage loans, the Company typically uses 10 years or more of historical experience in establishing non-specific valuation allowances. For commercial mortgage loans, 20 years of historical experience is used which captures multiple economic cycles. For evaluations of commercial mortgage loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, and recent loss and recovery trend experience as compared to historical loss and recovery experience. For agricultural mortgage loans, ten years of historical experience is used which captures a full economic cycle. For evaluations of agricultural loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. For commercial and agricultural mortgage loans, on a quarterly basis, management incorporates the impact of these current market events and conditions on historical experience in determining the non-specific valuation allowance established for each portfolio segment level. For evaluations of residential mortgage loans, the key inputs of expected frequency and expected loss reflect current market conditions, with expected frequency adjusted, when appropriate, for differences from market conditions and the Company’s experience.

Commercial and Agricultural Mortgage Loans — All commercial loans are reviewed on an ongoing basis which may include an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios, and tenant creditworthiness. All agricultural loans are monitored on an ongoing basis. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, potentially delinquent, delinquent or in foreclosure, as well as loans with higher loan-to-value ratios and lower debt service coverage ratios. The monitoring process for agricultural loans is generally similar, with a focus on higher risk loans, including reviews on a geographic and property-type basis. Higher risk commercial and agricultural loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above for all loan portfolio segments. Quarterly, the remaining loans are reviewed on a pool basis by aggregating groups of loans that have similar risk characteristics for potential credit loss, and non-specific valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

For commercial loans, the Company’s primary credit quality indicator is the debt service coverage ratio, which compares a property’s net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The Company also reviews the loan-to-value ratio of its commercial loan portfolio. Loan-to-value ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. A loan-to-value ratio greater than 100% indicates that the loan’s unpaid principal balance is greater than the collateral value. A loan-to-value ratio of less than 100% indicates an excess of collateral value over the loan’s unpaid principal balance. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and loan-to-value ratio, as well as the values utilized in calculating these ratios, are updated annually, on a rolling basis, with a portion of the loan portfolio updated each quarter.

For agricultural loans, the Company’s primary credit quality indicator is the loan-to-value ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural loan portfolio and are routinely updated.

Residential Mortgage Loans — The Company’s residential loan portfolio is comprised primarily of closed end, amortizing residential loans and home equity lines of credit and it does not hold any optional adjustable rate mortgages, sub-prime, or low teaser rate loans.

In contrast to the commercial and agricultural loan portfolios, residential loans are smaller-balance homogeneous loans that are collectively evaluated for impairment. Non-specific valuation allowances are established using the evaluation framework described above for pools of loans with similar risk characteristics from inputs that are unique to the residential segment of the loan portfolio. Loan specific valuation allowances are only established on residential loans when they have been restructured and are established using the methodology described above for all loan portfolio segments.

For residential loans, the Company’s primary credit quality indicator is whether the loan is performing or non-performing. The Company generally defines non-performing residential loans as those that are 90 or more days past due and/or in non-accrual status. The determination of performing or non-performing status is assessed monthly. Generally, non-performing residential loans have a higher risk of experiencing a credit loss.

Mortgage Loans Modified in a Troubled Debt Restructuring.  For a small portion of the portfolio, classified as troubled debt restructurings, concessions are granted related to the borrowers’ financial difficulties. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates and/or a reduction of accrued interest. The amount, timing and extent of the concession granted is considered in determining any impairment or changes in the specific valuation allowance recorded in connection with the troubled debt restructuring. Through the continuous portfolio monitoring process, a specific valuation allowance may have been recorded prior to the quarter when the mortgage loan is modified in a troubled debt restructuring. Accordingly, the carrying value (after specific valuation allowance) before and after modification through a troubled debt restructuring may not change significantly, or may increase if the expected recovery is higher than the pre-modification recovery assessment.

Mortgage Loans — Mortgage Loans Held-For-Sale.  This caption includes three categories of mortgage loans:

Residential mortgage loans – held-for-sale.  Forward and reverse residential mortgage loans originated with the intent to sell, for which the FVO was elected, are stated at estimated fair value. Subsequent changes in estimated fair value are recognized in other revenues.

Mortgage loans – held-for-sale – lower of amortized cost or estimated fair value.  Mortgage loans that were previously designated as held-for-investment, but now are designated as held-for-sale, are stated at the lower of amortized cost or estimated fair value. At the time of transfer to held-for-sale status, such mortgage loans are recorded at the lower of amortized cost or estimated fair value, or for collateral dependent loans, estimated fair value less expected disposition costs, with any loss recognized in net investment gains (losses).

Securitized reverse residential mortgage loans.  Reverse residential mortgage loans originated with the intent to sell which have been sold into Government National Mortgage Association (“GNMA”) securitizations, for which the FVO was elected, are stated at estimated fair value. Prior to December 31, 2011, consistent with historical industry practice, these standard form loans were de-recognized from the balance sheet upon the GNMA securitization. However, after an industry led review of the GNMA securitization program, the Company has determined that these securitized reverse residential mortgage loans do not qualify for de-recognition. Therefore, as of December 31, 2011 the Company recorded $7.7 billion of reverse mortgage loans, included within mortgage loans held-for-sale. The FVO was also elected for the $7.6 billion corresponding liability, included within other liabilities. Subsequent changes in estimated fair value of both the asset and liability are recognized in other revenues. The Company’s economic exposure is generally limited to its servicing rights. Prior year amounts have not been included in the financial statements as these amounts were not material to such financial statements.

Policy Loans.  Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned in net investment income using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy’s anniversary date. Valuation allowances are not established for policy loans, as these loans are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal or interest on the loan is deducted from the cash surrender value or the death benefit prior to settlement of the policy.

Real Estate.  Real estate held-for-investment, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company classifies a property as held-for-sale if it commits to a plan to sell a property within one year and actively markets the property in its current condition for a price that is reasonable in comparison to its estimated fair value. The Company classifies the results of operations and the gain or loss on sale of a property that either has been disposed of or classified as held-for-sale as discontinued operations, if the ongoing operations of the property will be eliminated from the ongoing operations of the Company and if the Company will not have any significant continuing involvement in the operations of the property after the sale. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs. Real estate is not depreciated while it is classified as held-for-sale. The Company periodically reviews its properties held-for-investment for impairment and tests properties for recoverability whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable and the carrying value of the property exceeds its estimated fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, with the impairment loss included in net investment gains (losses). Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks. Real estate acquired upon foreclosure is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

Real Estate Joint Ventures and Other Limited Partnership Interests.  The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests consisting of leveraged buy-out funds, hedge funds and other private equity funds in which it has more than a minor ownership interest or more than a minor influence over the joint venture’s or partnership’s operations, but does not have a controlling interest and is not the primary beneficiary. The equity method is also used for such investments in which the Company has more than a minor influence or more than a 20% interest. Generally, the Company records its share of earnings using a three-month lag methodology for instances where the timely financial information is not available and the contractual agreements provide for the delivery of the investees’ financial information after the end of the Company’s reporting period. The Company uses the cost method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint venture’s or the partnership’s operations. Based on the nature and structure of these investments, they do not meet the characteristics of an equity security. The Company reports the distributions from real estate joint ventures and other limited partnership interests accounted for under the cost method and equity in earnings from real estate joint ventures and other limited partnership interests accounted for under the equity method in net investment income. In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates its investments in real estate joint ventures and other limited partnerships for impairments. The Company considers its cost method investments for OTTI when the carrying value of real estate joint ventures and other limited partnership interests exceeds the net asset value (“NAV”). The Company takes into consideration the severity and duration of this excess when deciding if the cost method investment is other-than-temporarily impaired. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. When an OTTI is deemed to have occurred, the Company records a realized capital loss within net investment gains (losses) to record the investment at its estimated fair value.

Short-term Investments.  Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value.

Other Invested Assets.  Other invested assets consist principally of freestanding derivatives with positive estimated fair values, leveraged leases, investments in insurance enterprise joint ventures, tax credit partnerships, funding agreements, mortgage servicing rights (“MSRs”) and funds withheld.

Freestanding derivatives with positive estimated fair values are described in “—Derivative Financial Instruments” below.

Leveraged leases are recorded net of non-recourse debt. The Company recognizes income on the leveraged leases by applying the leveraged lease’s estimated rate of return to the net investment in the lease. The Company regularly reviews residual values and impairs them to expected values.

Joint venture investments represent the Company’s investments in entities that engage in insurance underwriting activities and are accounted for under the equity method.

Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of income tax credits and are accounted for under the equity method or under the effective yield method. The Company reports the equity in earnings of joint venture investments and tax credit partnerships in net investment income.

Funding agreements represent arrangements where the Company has long-term interest bearing amounts on deposit with third parties and are generally stated at amortized cost.

MSRs are measured at estimated fair value and are either acquired or are generated from the sale of originated residential mortgage loans where the servicing rights are retained by the Company. Changes in estimated fair value of MSRs are reported in other revenues in the period in which the change occurs.

Funds withheld represent a receivable for amounts contractually withheld by ceding companies in accordance with reinsurance agreements. The Company recognizes interest on funds withheld at rates defined by the terms of the agreement which may be contractually specified or directly related to the underlying investments and records it in net investment income.

Investments Risks and Uncertainties.  The Company’s investments are exposed to four primary sources of risk: credit, interest rate, liquidity risk, and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

When available, the estimated fair value of the Company’s fixed maturity and equity securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company’s securities holdings and valuation of these securities does not involve management judgment.

When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies as described in “— Fair Value” below and in Note 5. Such estimated fair values are based on available market information and management’s judgments about financial instruments. The observable and unobservable inputs used in the standard market valuation methodologies are described in Note 5.

The estimated fair value of residential mortgage loans held-for-sale and securitized reverse residential mortgage loans are primarily based on observable pricing for securities backed by similar types of loans, adjusted to convert the securities prices to loan prices, or from independent broker quotations, which is intended to approximate the amounts that would be received from third parties. Certain other mortgage loans designated as held-for-sale are recorded at the lower of amortized cost or estimated fair value, or for collateral dependent loans, estimated fair value of the collateral less expected disposition costs. For these loans, estimated fair value is determined using independent broker quotations or values provided by independent valuation specialists or, when the loan is in foreclosure or otherwise collateral dependent, the estimated fair value of the underlying collateral is estimated using internal models.

The estimated fair value of MSRs is principally determined through the use of internal discounted cash flow models which utilize various valuation inputs and assumptions which are described in Note 5. The use of different valuation assumptions and inputs, as well as assumptions relating to the collection of expected cash flows, may have a material effect on the estimated fair values of MSRs.

Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company’s ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

The determination of the amount of valuation allowances and impairments, as applicable, is described previously by investment type. The determination of such valuation allowances and impairments is highly subjective and is based upon the Company’s periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

The recognition of income on certain investments (e.g. structured securities, including mortgage-backed and ABS, certain structured investment transactions, trading and other securities) is dependent upon prepayments and defaults, which could result in changes in amounts to be earned.

The Company has invested in certain structured transactions that are VIEs. These structured transactions include asset-backed securitizations, hybrid securities, real estate joint ventures, other limited partnership interests, and limited liability companies. The Company consolidates those VIEs for which it is deemed to be the primary beneficiary.

The accounting guidance for the determination of when an entity is a VIE and when to consolidate a VIE is complex and requires significant management judgment. The determination of the VIE’s primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party’s relationship with or involvement in the entity, an estimate of the entity’s expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. The Company generally uses a qualitative approach to determine whether it is the primary beneficiary.

For most VIEs, the entity that has both the ability to direct the most significant activities of the VIE and the obligation to absorb losses or receive benefits that could be significant to the VIE is considered the primary beneficiary. However, for VIEs that are investment companies or apply measurement principles consistent with those utilized by investment companies, the primary beneficiary is based on a risks and rewards model and is defined as the entity that will absorb a majority of a VIE’s expected losses, receive a majority of a VIE’s expected residual returns if no single entity absorbs a majority of expected losses, or both. The Company reassesses its involvement with VIEs on a quarterly basis. The use of different methodologies, assumptions and inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the consolidated financial statements.

Derivative Financial Instruments

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter (“OTC”) market. The Company uses a variety of derivatives, including swaps, forwards, futures and option contracts, to manage various risks relating to its ongoing business operations. To a lesser extent, the Company uses credit derivatives, such as credit default swaps, to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance agreements that have embedded derivatives.

Freestanding derivatives are carried in the Company’s consolidated balance sheets either as assets within other invested assets or as liabilities within other liabilities at estimated fair value as determined through the use of quoted market prices for exchange-traded derivatives and interest rate forwards to sell certain to be announced securities or through the use of pricing models for OTC derivatives. The determination of estimated fair value of freestanding derivatives, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models.

Accruals on derivatives are generally recorded in accrued investment income or within other liabilities in the consolidated balance sheets. However, accruals that are not expected to settle within one year are included with the derivative carrying value in other invested assets or other liabilities.

The Company does not offset the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are generally reported in net derivative gains (losses) except for those (i) in policyholder benefits and claims for economic hedges of variable annuity guarantees included in future policy benefits; (ii) in net investment income for (a) economic hedges of equity method investments in joint ventures, (b) all derivatives held in relation to the trading portfolios, and (c) derivatives held within contractholder-directed unit-linked investments; (iii) in other revenues for derivatives held in connection with the Company’s mortgage banking activities; and (iv) in other expenses for economic hedges of foreign currency exposure related to the Company’s international subsidiaries. The fluctuations in estimated fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (i) a hedge of the estimated fair value of a recognized asset or liability (“fair value hedge”); (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow hedge”); or (iii) a hedge of a net investment in a foreign operation. In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument’s effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

The accounting for derivatives is complex and interpretations of the primary accounting guidance continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under such accounting guidance. If it was determined that hedge accounting designations were not appropriately applied, reported net income could be materially affected.

Under a fair value hedge, changes in the estimated fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the estimated fair value of the hedged item related to the designated risk being hedged, are reported within net derivative gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of operations within interest income or interest expense to match the location of the hedged item.

Under a cash flow hedge, changes in the estimated fair value of the hedging derivative measured as effective are reported within other comprehensive income (loss), a separate component of stockholders’ equity and the deferred gains or losses on the derivative are reclassified into the consolidated statement of operations when the Company’s earnings are affected by the variability in cash flows of the hedged item. Changes in the estimated fair value of the hedging instrument measured as ineffectiveness are reported within net derivative gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of operations within interest income or interest expense to match the location of the hedged item.

In a hedge of a net investment in a foreign operation, changes in the estimated fair value of the hedging derivative that are measured as effective are reported within other comprehensive income (loss) consistent with the translation adjustment for the hedged net investment in the foreign operation. Changes in the estimated fair value of the hedging instrument measured as ineffectiveness are reported within net derivative gains (losses).

The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the consolidated statements of operations when the Company’s earnings are affected by the variability in cash flows of the hedged item.

When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net derivative gains (losses).

In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value in the consolidated balance sheets, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

The Company issues certain products and purchases certain investments that contain embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. If the instrument would not be accounted for in its entirety at estimated fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried in the consolidated balance sheets at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses) except for those in policyholder benefits and claims related to ceded reinsurance of guaranteed minimum income benefits (“GMIB”). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation.

Fair Value

Fair Value

As described below, certain assets and liabilities are measured at estimated fair value in the Company’s consolidated balance sheets. In addition, the notes to these consolidated financial statements include further disclosures of estimated fair values. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinative, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the fair value of assets and liabilities.

The Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and (iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

Level 1

Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

Level 2

Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3

Unobservable inputs that are supported by little or no market activity and are significant to the estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability.

Cash and Cash Equivalents

Cash and Cash Equivalents

The Company considers all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at amortized cost, which approximates estimated fair value.

Property, Equipment, Leasehold Improvements and Computer Software

Property, Equipment, Leasehold Improvements and Computer Software

Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. The estimated life for company occupied real estate property is generally 40 years. Estimated lives generally range from five to 10 years for leasehold improvements and three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $2.5 billion and $2.4 billion at December 31, 2011 and 2010, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $1.2 billion at both December 31, 2011 and 2010. Related depreciation and amortization expense was $199 million, $151 million and $151 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $2.2 billion and $2.0 billion at December 31, 2011 and 2010, respectively. Accumulated amortization of capitalized software was $1.5 billion and $1.4 billion at December 31, 2011 and 2010, respectively. Related amortization expense was $217 million, $189 million and $171 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Deferred Policy Acquisition Costs and Value of Business Acquired

Deferred Policy Acquisition Costs and Value of Business Acquired

The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are deferred as deferred policy acquisition costs (“DAC”). Such costs include: (1) incremental direct costs of contract acquisition, such as commissions, (2) the portion of an employee’s total compensation and benefits related to time spent selling, underwriting or processing the issuance of new and renewal insurance business only with respect to actual policies acquired or renewed, (3) other direct costs essential to contract acquisition that would not have been incurred had a policy not been acquired or renewed, and (4) in limited circumstances, the costs of direct-response advertising whose primary purpose is to elicit sales to customers who could be shown to have responded specifically to the advertising and that results in probable future benefits. All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred.

Value of business acquired (“VOBA”) is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns, nonperformance risk adjustment and other factors. Actual experience on the purchased business may vary from these projections.

The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the consolidated financial statements for reporting purposes.

The Company amortizes DAC for credit life insurance, property and casualty insurance and other short-duration contracts, which is primarily composed of commissions and certain underwriting expenses, in proportion to historic and future earned premium over the applicable contract term.

The Company amortizes DAC and VOBA on life insurance, accident and health and investment-type contracts in proportion to gross premiums, gross margins or gross profits, depending on the type of contract as described below.

The Company amortizes DAC and VOBA related to non-participating and non-dividend-paying traditional contracts (term insurance, non-participating whole life insurance, traditional group life insurance, non-medical health insurance, and accident and health insurance) over the appropriate premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency and investment returns at policy issuance, or policy acquisition (as it relates to VOBA), that include provisions for adverse deviation that are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

The Company amortizes DAC and VOBA related to participating, dividend-paying traditional contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. For participating contracts within the closed block (dividend paying traditional contracts) future gross margins are also dependent upon changes in the policyholder dividend obligation. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes, as well as policyholder dividend scales are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC and VOBA balances.

The Company amortizes DAC and VOBA related to fixed and variable universal life contracts and fixed and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company’s long-term expectation produce higher account balances, which increases the Company’s future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company’s long-term expectation. The Company’s practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These include investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC or VOBA is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

Sales Inducements

Sales Inducements

The Company generally has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in policyholder benefits and claims. Each year, or more frequently if circumstances indicate a potentially significant recoverability issue exists, the Company reviews the deferred sales inducements to determine the recoverability of these balances.

Value of Distribution Agreements and Customer Relationships Acquired

Value of Distribution Agreements and Customer Relationships Acquired

Value of distribution agreements acquired (“VODA”) is reported in other assets and represents the present value of expected future profits associated with the expected future business derived from the distribution agreements acquired as part of a business combination. Value of customer relationships acquired (“VOCRA”) is also reported in other assets and represents the present value of the expected future profits associated with the expected future business acquired through existing customers of the acquired company or business. The VODA and VOCRA associated with past acquisitions are amortized over useful lives ranging from 10 to 40 years and such amortization is included in other expenses. Each year, or more frequently if circumstances indicate a potentially significant recoverability issue exists, the Company reviews VODA and VOCRA to determine the recoverability of these balances.

Goodwill

Goodwill

Goodwill is the excess of cost over the estimated fair value of net assets acquired which represents the future economic benefits arising from such net assets acquired that could not be individually identified. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. The Company performs its annual goodwill impairment testing during the third quarter of each year based upon data as of the close of the second quarter. Goodwill associated with a business acquisition is not tested for impairment during the year the business is acquired unless there is a significant identified impairment event.

Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the “reporting unit” level. A reporting unit is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level. For purposes of goodwill impairment testing, a significant portion of goodwill within Corporate & Other is allocated to reporting units within the Company’s segments.

For purposes of goodwill impairment testing, if the carrying value of a reporting unit exceeds its estimated fair value, there might be an indication of impairment. In such instances, the implied fair value of the goodwill is determined in the same manner as the amount of goodwill that would be determined in a business acquisition. The excess of the carrying value of goodwill over the implied fair value of goodwill would be recognized as an impairment and recorded as a charge against net income.

In performing the Company’s goodwill impairment tests, the estimated fair values of the reporting units are first determined using a market multiple approach. When further corroboration is required, the Company uses a discounted cash flow approach. For reporting units which are particularly sensitive to market assumptions, such as the annuities and life reporting units, the Company may use additional valuation methodologies to estimate the reporting units’ fair values.

The key inputs, judgments and assumptions necessary in determining estimated fair value of the reporting units include projected operating earnings, current book value (with and without accumulated other comprehensive income), the level of economic capital required to support the mix of business, long-term growth rates, comparative market multiples, the account value of in-force business, projections of new and renewal business, as well as margins on such business, the level of interest rates, credit spreads, equity market levels and the discount rate that the Company believes is appropriate for the respective reporting unit. The estimated fair values of the annuities and life reporting units are particularly sensitive to the equity market levels.

When testing goodwill for impairment, the Company also considers its market capitalization in relation to the aggregate estimated fair value of its reporting units.

The Company applies significant judgment when determining the estimated fair value of the Company’s reporting units and when assessing the relationship of market capitalization to the aggregate estimated fair value of its reporting units. The valuation methodologies utilized are subject to key judgments and assumptions that are sensitive to change. Estimates of fair value are inherently uncertain and represent only management’s reasonable expectation regarding future developments. These estimates and the judgments and assumptions upon which the estimates are based will, in all likelihood, differ in some respects from actual future results. Declines in the estimated fair value of the Company’s reporting units could result in goodwill impairments in future periods which could materially adversely affect the Company’s results of operations or financial position.

On an ongoing basis, the Company evaluates potential triggering events that may affect the estimated fair value of the Company’s reporting units to assess whether any goodwill impairment exists. Deteriorating or adverse market conditions for certain reporting units may have a significant impact on the estimated fair value of these reporting units and could result in future impairments of goodwill.

See Note 7 for discussion of goodwill impairment testing during 2011.

Liability for Future Policy Benefits and Policyholder Account Balances

Liability for Future Policy Benefits and PABs

The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities, certain accident and health, and non-medical health insurance. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type and geographical area. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis. For long duration insurance contracts, assumptions such as mortality, morbidity and interest rates are “locked in” upon the issuance of new business. However, significant adverse changes in experience on such contracts may require us to establish premium deficiency reserves. Such reserves are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for adverse deviation.

Premium deficiency reserves may also be established for short duration contracts to provide for expected future losses. These reserves on short duration contracts are based on actuarial estimates of the amount of loss inherent in that period, including losses incurred for which claims have not been reported. The provisions for unreported claims are calculated using studies that measure the historical length of time between the incurred date of a claim and its eventual reporting to the company. Anticipated investment income is considered in the calculation of premium deficiency losses for short duration contracts.

Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 3% to 7% for domestic business and 1% to 18% for international business, and mortality rates guaranteed in calculating the cash surrender values described in such contracts); and (ii) the liability for terminal dividends for domestic business.

Participating business represented approximately 6% of the Company’s life insurance in-force at both December 31, 2011 and 2010. Participating policies represented approximately 21%, 26% and 28% of gross life insurance premiums for the years ended December 31, 2011, 2010 and 2009, respectively.

Future policy benefit liabilities for non-participating traditional life insurance policies are equal to the aggregate of the present value of expected future benefit payments and related expenses less the present value of expected future net premiums. Assumptions as to mortality and persistency are based upon the Company’s experience when the basis of the liability is established. Interest rate assumptions for the aggregate future policy benefit liabilities range from 2% to 10% for domestic business and 1% to 14% for international business.

Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rate assumptions used in establishing such liabilities range from 2% to 11% for domestic business and 2% to 12% for international business.

Future policy benefit liabilities for non-medical health insurance, primarily related to domestic business, are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rate assumptions used in establishing such liabilities range from 4% to 7%.

Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rate assumptions used in establishing such liabilities range from 2% to 9% for domestic business and 2% to 9% for international business.

Liabilities for unpaid claims and claim expenses for property and casualty insurance are included in future policyholder benefits and represent the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Other policy-related balances include claims that have been reported but not settled and claims incurred but not reported on life and non-medical health insurance. Liabilities for unpaid claims are estimated based upon the Company’s historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs, reduced for anticipated salvage and subrogation. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

Liabilities for universal and variable life secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The assumptions used in estimating the secondary and paid-up guarantee liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical Standard & Poor’s (“S&P”) experience of the appropriate underlying equity index, such as the S&P 500 Index. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

Future policy benefit liabilities are established for certain variable annuity products with guaranteed minimum benefits as described below under “— Variable Annuity Guaranteed Minimum Benefits.”

The Company regularly reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies and guarantees, and in the establishment of the related liabilities, result in changes in the additional liability balances with related charges or credits to benefit expenses in the period in which the changes occur.

PABs relate to investment-type contracts, universal life-type policies and certain guaranteed minimum benefits. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. PABs for these contracts are equal to: (i) policy account values, which consist of an accumulation of gross premium payments and investment performance; (ii) credited interest, ranging from 1% to 13% for domestic business and 1% to 14% for international business, less expenses, mortality charges and withdrawals; and (iii) fair value adjustments relating to business combinations.

Variable Annuity Guaranteed Minimum Benefits

Variable Annuity Guaranteed Minimum Benefits

The Company issues, directly and through assumed reinsurance, certain variable annuity products with guaranteed minimum benefits that provide the policyholder a minimum return based on their initial deposit (i.e., the benefit base) less withdrawals. In some cases the benefit base may be increased by additional deposits, bonus amounts, accruals or optional market value resets. These guarantees are accounted for as insurance liabilities or as embedded derivatives depending on how and when the benefit is paid. Specifically, a guarantee is accounted for as an embedded derivative if a guarantee is paid without requiring (i) the occurrence of specific insurable event, or (ii) the policyholder to annuitize. Alternatively, a guarantee is accounted for as an insurance liability if the guarantee is paid only upon either (i) the occurrence of a specific insurable event, or (ii) annuitization. In certain cases, a guarantee may have elements of both an insurance liability and an embedded derivative and in such cases the guarantee is accounted for under a split of the two models.

These guarantees include:

•

Guaranteed minimum death benefit (“GMDB”) that guarantees the contractholder a return of their purchase payment upon death even if the account value is reduced to zero. An enhanced death benefit may be available for an additional fee.

•

GMIB that provides the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments, even if the account value is reduced to zero, that can be annuitized to receive a monthly income stream that is not less than a specified amount. Certain of these contracts also provide for a guaranteed lump sum return of purchase premium in lieu of the annuitization benefit.

•

Guaranteed minimum withdrawal benefits (“GMWB”) that guarantee the contractholder a return of their purchase payment via partial withdrawals, even if the account value is reduced to zero, provided that the contractholder’s cumulative withdrawals in a contract year do not exceed a certain limit. Certain of these contacts include guaranteed withdrawals that are life contingent.

•

Guaranteed minimum accumulation benefits (“GMAB”) that provide the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments even if the account value is reduced to zero.

Guarantees accounted for as insurance liabilities in future policy benefits include GMDB, the portion of GMIB that require annuitization, and the life-contingent portion of certain GMWB. These liabilities are established as follows:

GMDB liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The assumptions used in estimating the GMDB liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility are consistent with the historical experience of the appropriate underlying equity index, such as the S&P 500 Index. The benefit assumptions used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

GMIB liabilities are determined by estimating the expected value of the income benefits in excess of the projected account balance at any future date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The assumptions used for estimating the GMIB liabilities are consistent with those used for estimating the GMDB liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates an assumption for the percentage of the potential annuitizations that may be elected by the contractholder. Certain GMIB have settlement features that result in a portion of that guarantee being accounted for as an embedded derivative and are recorded in PABs as described below.

The liability for the life contingent portion of GMWB is determined based on the expected value of the life contingent payments and expected assessments using assumptions consistent with those used for estimating the GMDB liabilities.

Guarantees accounted for as embedded derivatives in PABs include the non life-contingent portion of GMWB, GMAB and the portion of certain GMIB that do not require annuitization. These guarantees are recorded at estimated fair value separately from the host variable annuity with changes in estimated fair value reported in net derivative gains (losses). At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent “excess” fees and are reported in universal life and investment-type product policy fees.

The estimated fair values of these embedded derivatives are then determined based on the present value of projected future benefits minus the present value of projected future fees. The projections of future benefits and future fees require capital market and actuarial assumptions including expectations concerning policyholder behavior. A risk neutral valuation methodology is used under which the cash flows from the guarantees are projected under multiple capital market scenarios using observable risk free rates. The valuation of these embedded derivatives also includes an adjustment for the Company’s nonperformance risk and risk margins related to non-capital market inputs. The nonperformance adjustment, which is captured as a spread over the risk free rate in determining the discount rate to discount the cash flows of the liability, is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife, Inc.’s debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries compared to MetLife, Inc. Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties in certain actuarial assumptions. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees.

These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates, changes in nonperformance risk, variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

The Company ceded the risk associated with certain of the GMIB and GMWB described in the preceding paragraphs. With respect to GMIB, a portion of the directly written GMIB guarantees that are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance agreements contain embedded derivatives. These embedded derivatives are included in premiums, reinsurance, and other receivables in the consolidated balance sheet with changes in estimated fair value reported in net derivative gains (losses) or policyholder benefits and claims in the consolidated statements of operations, depending on the classification of the direct risk. The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with that described previously for the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

Other Policy-Related Balances

Other Policy-Related Balances

Other policy-related balances include policy and contract claims, unearned revenue liabilities, premiums received in advance, negative VOBA, policyholder dividends due and unpaid and policyholder dividends left on deposit.

The liability for policy and contract claims generally relates to incurred but not reported death, disability, long-term care (“LTC”) and dental claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company’s estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product’s estimated gross profits and margins, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premium received in advance and applies the cash received to premiums when due.

For certain acquired blocks of business, the estimated fair value of the in-force contract obligations exceeded the book value of assumed in-force insurance policy liabilities, resulting in negative VOBA, which is presented separately from VOBA as an additional insurance liability. The fair value of the in-force contract obligations is based on actuarial determined projections by each block of business. Negative VOBA is amortized over the policy period in proportion to the approximate consumption of losses included in the liability usually expressed in terms of insurance in-force or account value. Such amortization is recorded as a contra-expense in other expenses in the consolidated statements of operations.

Also included in other policy-related balances are policyholder dividends due and unpaid on participating policies and policyholder dividends left on deposit. Such liabilities are presented at amounts contractually due to policyholders.

Recognition of Insurance Revenue and Related Benefits

Recognition of Insurance Revenue and Related Benefits

Premiums related to traditional life and annuity policies with life contingencies and long-duration accident and health and credit insurance policies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

Premiums related to short-duration non-medical health and disability, accident and health, and certain credit life insurance contracts are recognized on a pro rata basis over the applicable contract term.

Deposits related to universal life-type and investment-type products are credited to PABs. Revenues from such contracts consist of amounts assessed against PABs for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related PABs.

Premiums related to property and casualty contracts are recognized as revenue on a pro rata basis over the applicable contract term. Unearned premiums, representing the portion of premium written relating to the unexpired coverage, are also included in future policy benefits.

Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

The portion of fees allocated to embedded derivatives described previously is recognized within net derivative gains (losses) as part of the estimated fair value of embedded derivatives.

Other Revenues

Other Revenues

Other revenues include, in addition to items described elsewhere herein, advisory fees, broker-dealer commissions and fees and administrative service fees. Such fees and commissions are recognized in the period in which services are performed. Other revenues also include changes in account value relating to corporate-owned life insurance (“COLI”). Under certain COLI contracts, if the Company reports certain unlikely adverse results in its consolidated financial statements, withdrawals would not be immediately available and would be subject to market value adjustment, which could result in a reduction of the account value.

Policyholder Dividends

Policyholder Dividends

Policyholder dividends are approved annually by the insurance subsidiaries’ boards of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by the insurance subsidiaries.

Income Taxes

Income Taxes

MetLife, Inc. and its includable life insurance and non-life insurance subsidiaries file a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”). Non-includable subsidiaries file either separate individual corporate tax returns or separate consolidated tax returns.

The Company’s accounting for income taxes represents management’s best estimate of various events and transactions.

Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

For U.S. federal income tax purposes, the Company made an election under Section 338 of the Code (the “Section 338 Election”) relating to the Acquisition. Pursuant to such election, the historical tax basis in the acquired assets and liabilities was adjusted to the fair market value as of the Acquisition Date resulting in a change to the related deferred income taxes. See Note 15.

The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Factors in management’s determination include the performance of the business and its ability to generate capital gains. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

(i)	future taxable income exclusive of reversing temporary differences and carryforwards;

(ii)	future reversals of existing taxable temporary differences;

(iii)	taxable income in prior carryback years; and

(iv)	tax planning strategies.

The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the consolidated financial statements in the year these changes occur.

The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

Reinsurance

Reinsurance

The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by third parties.

For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums and are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of (which do not exceed) the related insurance liabilities ceded (assumed) are recognized immediately as a loss. Any gains on such retroactive agreements are deferred and recorded in other liabilities. The gains are amortized primarily using the recovery method.

The assumptions used to account for both long and short-duration reinsurance agreements are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance balances recoverable could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues.

If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

Cessions under reinsurance agreements do not discharge the Company’s obligations as the primary insurer.

Employee Benefit Plans

Employee Benefit Plans

Certain subsidiaries of MetLife, Inc. (the “Subsidiaries”) sponsor and/or administer various plans that provide defined benefit pension and other postretirement benefits covering eligible employees and sales representatives. Measurement dates used for all of the Subsidiaries’ defined benefit pension and other postretirement benefit plans correspond with the fiscal year ends of sponsoring Subsidiaries, which are December 31 for U.S. Subsidiaries and November 30 for most foreign Subsidiaries.

The U.S. pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and either final average or career average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year U.S. Treasury securities, for each account balance. The non-U.S. pension plans generally provide benefits based either upon years of credited service and earnings preceding retirement or on points earned on job grades and other factors related to years of service.

The Subsidiaries also provide certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees. Employees of the Subsidiaries who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for one of the Subsidiaries, may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total cost of postretirement medical benefits. Employees hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits.

The projected pension benefit obligation (“PBO”) is defined as the actuarially calculated present value of vested and non-vested pension benefits accrued based on future salary levels. The accumulated pension benefit obligation (“ABO”) is the actuarial present value of vested and non-vested pension benefits accrued based on current salary levels. Obligations, both PBO and ABO, of the defined benefit pension plans are determined using a variety of actuarial assumptions, from which actual results may vary, as described below.

The expected postretirement plan benefit obligations (“EPBO”) represent the actuarial present value of all other postretirement benefits expected to be paid after retirement to employees and their dependents and is used in measuring the periodic postretirement benefit expense. The accumulated postretirement plan benefit obligations (“APBO”) represent the actuarial present value of future other postretirement benefits attributed to employee services rendered through a particular date and is the valuation basis upon which liabilities are established. The APBO is determined using a variety of actuarial assumptions, from which actual results may vary, as described below.

The Company recognizes the funded status of the PBO for pension plans and the APBO for other postretirement plans for each of its plans in the consolidated balance sheets. The actuarial gains or losses, prior service costs and credits and the remaining net transition asset or obligation that had not yet been included in net periodic benefit costs are charged, net of income tax, to accumulated other comprehensive income (loss).

Net periodic benefit cost is determined using management estimates and actuarial assumptions to derive service cost, interest cost, and expected return on plan assets for a particular year. Net periodic benefit cost also includes the applicable amortization of any prior service cost (credit) arising from the increase (decrease) in prior years’ benefit costs due to plan amendments or initiation of new plans. These costs are amortized into net periodic benefit cost over the expected service years of employees whose benefits are affected by such plan amendments. Actual experience related to plan assets and/or the benefit obligations may differ from that originally assumed when determining net periodic benefit cost for a particular period, resulting in gains or losses. To the extent such aggregate gains or losses exceed 10 percent of the greater of the benefit obligations or the market-related asset value of the plans, they are amortized into net periodic benefit cost over the expected service years of employees expected to receive benefits under the plans.

The obligations and expenses associated with these plans require an extensive use of assumptions such as the discount rate, expected rate of return on plan assets, rate of future compensation increases, healthcare cost trend rates, as well as assumptions regarding participant demographics such as rate and age of retirements, withdrawal rates and mortality. Management, in consultation with its external consulting actuarial firms, determines these assumptions based upon a variety of factors such as historical performance of the plan and its assets, currently available market and industry data and expected benefit payout streams. The assumptions used may differ materially from actual results due to, among other factors, changing market and economic conditions and changes in participant demographics. These differences may have a significant effect on the Company’s consolidated financial statements and liquidity.

The Subsidiaries also sponsor defined contribution savings and investment plans (“SIP”) for substantially all employees under which a portion of employee contributions is matched. Applicable matching contributions are made each payroll period. Accordingly, the Company recognizes compensation cost for current matching contributions. As all contributions are transferred currently as earned to the SIP trust, no liability for matching contributions is recognized in the consolidated balance sheets.

Stock-based Compensation

Stock-Based Compensation

As more fully described in Note 18, the Company grants certain employees and directors stock-based compensation awards under various plans that are subject to specific vesting conditions. The cost of all stock-based transactions is measured at fair value at grant date and recognized over the period during which a grantee is required to provide goods or services in exchange for the award. Although the terms of the Company’s stock-based plans do not accelerate vesting upon retirement, or the attainment of retirement eligibility, the requisite service period subsequent to attaining such eligibility is considered nonsubstantive. Accordingly, the Company recognizes compensation expense related to stock-based awards over the shorter of the requisite service period or the period to attainment of retirement eligibility. An estimation of future forfeitures of stock-based awards is incorporated into the determination of compensation expense when recognizing expense over the requisite service period.

Foreign Currency

Foreign Currency

Assets, liabilities and operations of foreign affiliates and subsidiaries are recorded based on the functional currency of each entity. The determination of the functional currency is made based on the appropriate economic and management indicators. With the exception of certain foreign operations, primarily Japan, where multiple functional currencies exist, the local currencies of foreign operations are the functional currencies. Assets and liabilities of foreign affiliates and subsidiaries are translated from the functional currency to U.S. dollars at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The resulting translation adjustments are charged or credited directly to other comprehensive income or loss, net of applicable taxes. Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur.

Discontinued Operations

Discontinued Operations

The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in discontinued operations if the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

Earnings Per Common Share

Earnings Per Common Share

Basic earnings per common share are computed based on the weighted average number of common shares, or their equivalent, outstanding during the period. The difference between the number of shares assumed issued and number of shares assumed purchased represents the dilutive shares. Diluted earnings per common share include the dilutive effect of the assumed: (i) exercise or issuance of stock-based awards using the treasury stock method; (ii) settlement of stock purchase contracts underlying common equity units using the treasury stock method; and (iii) settlement of accelerated common stock repurchase contracts. Under the treasury stock method, exercise or issuance of stock-based awards and settlement of the stock purchase contracts underlying common equity units is assumed to occur with the proceeds used to purchase common stock at the average market price for the period. See Notes 14, 18 and 20.

Litigation Contingencies

Litigation Contingencies

The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company’s financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Except as otherwise disclosed in Note 16, legal costs are recognized in other expenses as incurred. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company’s consolidated financial statements. It is possible that an adverse outcome in certain of the Company’s litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded, could have a material effect upon the Company’s consolidated net income or cash flows in particular quarterly or annual periods.

Separate Accounts

Separate Accounts

Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Assets within the Company’s separate accounts primarily include: mutual funds, fixed maturity and equity securities, mortgage loans, derivatives, hedge funds, other limited partnership interests, short-term investments and cash and cash equivalents. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company’s general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value which is based on the estimated fair values of the underlying assets comprising the portfolios of an individual separate account. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of operations. Separate accounts credited with a contractual investment return are combined on a line-by-line basis with the Company’s general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account. Unit-linked separate account investments which are directed by contractholders but do not meet one or more of the other above criteria are included in trading and other securities.

The Company’s revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees in the consolidated statements of operations.

Business Basis Of Presentation And Summary Of Significant Accounting Policies (Tables)	12 Months Ended
Dec. 31, 2011
Business, Basis of Presentation and Summary of Significant Accounting Policies [Abstract]
Schedule of New Accounting Pronouncements and Changes in Accounting Principles

The following table presents the effects of the retrospective application of the adoption of such new accounting guidance to the Company’s previously reported consolidated balance sheets:

	As Previously Reported		Adjustment		As Adjusted
	December 31,		December 31,		December 31,
	2011	2010	2011	2010	2011	2010
	(In millions)
Assets
Other invested assets, principally at estimated fair value	$23,628	$15,430	$(47)	$(30)	$23,581	$15,400
Deferred policy acquisition costs and value of business acquired (1)	$27,971	$27,092	$(3,352)	$(2,627)	$24,619	$24,465
Liabilities
Future policy benefits	$184,252	$170,912	$23	$10	$184,275	$170,922
Deferred income tax liability	$7,535	$1,856	$(1,140)	$(889)	$6,395	$967
Equity
Retained earnings	$27,289	$21,363	$(2,475)	$(1,917)	$24,814	$19,446
Accumulated other comprehensive income (loss)	$5,886	$1,000	$197	$145	$6,083	$1,145
Total MetLife, Inc.’s stockholders’ equity	$59,797	$48,625	$(2,278)	$(1,772)	$57,519	$46,853
Noncontrolling interests	$374	$371	$(4)	$(6)	$370	$365
Total equity	$60,171	$48,996	$(2,282)	$(1,778)	$57,889	$47,218

(1)	Value of business acquired was not impacted by the adoption of this guidance.

The following table presents the effects of the retrospective application of the adoption of such new accounting guidance to the Company’s previously reported consolidated statements of operations:

	As Previously Reported						Adjustment			As Adjusted
	Years Ended December 31,						Years Ended December 31,			Years Ended December 31,
	2011		2010		2009		2011	2010	2009	2011	2010	2009
	(In millions)
Revenues
Net investment income	$19,601	(1)	$17,505	(1)	$14,735	(1)	$(15)	$(11)	$(6)	$19,586	$17,494	$14,729
Expenses
Policyholder benefits and claims	$35,457		$29,185		$28,003		$14	$2	$2	$35,471	$29,187	$28,005
Other expenses	$17,730		$12,764		$10,521		$807	$163	$240	$18,537	$12,927	$10,761
Income (loss) from continuing operations before provision for income tax	$10,021	(1)	$3,906	(1)	$(4,367	) (1)	$(836)	$(176)	$(248)	$9,185	$3,730	$(4,615)
Provision for income tax expense (benefit)	$3,073	(1)	$1,163	(1)	$(2,027	) (1)	$(280)	$(53)	$(79)	$2,793	$1,110	$(2,106)
Income (loss) from continuing operations, net of income tax	$6,948	(1)	$2,743	(1)	$(2,340	) (1)	$(556)	$(123)	$(169)	$6,392	$2,620	$(2,509)
Net income (loss)	$6,971		$2,786		$(2,278)		$(556)	$(123)	$(169)	$6,415	$2,663	$(2,447)
Less: Net income (loss) attributable to noncontrolling interests	$(10)		$(4)		$(32)		$2	$—	$(4)	$(8)	$(4)	$(36)
Net income (loss) attributable to MetLife, Inc.	$6,981		$2,790		$(2,246)		$(558)	$(123)	$(165)	$6,423	$2,667	$(2,411)
Net income (loss) available to MetLife, Inc.’s common shareholders	$6,713		$2,668		$(2,368)		$(558)	$(123)	$(165)	$6,155	$2,545	$(2,533)
Income (loss) from continuing operations, net of income tax, available to MetLife, Inc.’s common shareholders per common share:
Basic	$6.32		$2.98		$(2.96)		$(0.53)	$(0.15)	$(0.21)	$5.79	$2.83	$(3.17)
Diluted	$6.27		$2.96		$(2.96)		$(0.53)	$(0.15)	$(0.21)	$5.74	$2.81	$(3.17)
Net income (loss) available to MetLife, Inc.’s common shareholders per common share:
Basic	$6.34		$3.02		$(2.89)		$(0.53)	$(0.14)	$(0.20)	$5.81	$2.88	$(3.09)
Diluted	$6.29		$3.00		$(2.89)		$(0.53)	$(0.14)	$(0.20)	$5.76	$2.86	$(3.09)

(1)

Amounts in the table above differ from the amounts previously reported in the consolidated statements of operations due to the inclusion of the impact of discontinued real estate operations of $3 million ($5 million net investment income, net of $2 million income tax), $4 million ($6 million net investment income, net of $2 million income tax), and $4 million ($6 million net investment income, net of $2 million income tax), for the years ended December 31, 2011, 2010 and 2009, respectively.

The following table presents the effects of the retrospective application of the adoption of such new accounting guidance to the Company’s previously reported consolidated statements of cash flows:

	As Previously Reported			Adjustment			As Adjusted
	Years Ended December 31,			Years Ended December 31,			Years Ended December 31,
	2011	2010	2009	2011	2010	2009	2011	2010	2009
	(In millions)
Cash flows from operating activities
Net income (loss)	$6,971	$2,786	$(2,278)	$(556)	$(123)	$(169)	$6,415	$2,663	$(2,447)
Change in deferred policy acquisition costs, net	$(1,397)	$(541)	$(1,837)	$806	$171	$228	$(591)	$(370)	$(1,609)
Change in income tax recoverable (payable)	$2,022	$1,292	$(2,614)	$(280)	$(61)	$(67)	$1,742	$1,231	$(2,681)
Change in insurance-related liabilities and policy-related balances	$7,068	$6,489	$6,401	$13	$2	$2	$7,081	$6,491	$6,403
Cash flows from investing activities
Net change in other invested assets	$(36)	$137	$1,388	$17	$11	$6	$(19)	$148	$1,394

Acquisitions and Dispositions (Tables)	12 Months Ended
Dec. 31, 2011
Acquisitions and Dispositions [Abstract]
Schedule of Purchase Price Allocation

November 1, 2010
(In millions)
Cash	$6,800
MetLife, Inc.’s common stock (78,239,712 shares) (1)	3,200
MetLife, Inc.’s convertible preferred stock (1), (2)	2,805
MetLife, Inc.’s Equity Units ($3.0 billion aggregate stated amount) (3)	3,189

Total cash paid and securities issued to AM Holdings	$15,994
Contractual purchase price adjustments (4)	396

Total purchase price	$16,390
Effective settlement of pre-existing relationships (5)	(186)
Contingent consideration (6)	88

Total purchase consideration for ALICO	$16,292

(1)	Fair value is based on the opening price of MetLife, Inc.’s common stock of $40.90 on the New York Stock Exchange (“NYSE”) on November 1, 2010.

(2)	On March 8, 2011, MetLife, Inc. repurchased and canceled all of the convertible preferred stock.

(3)	The Equity Units include the Debt Securities and the Purchase Contracts that will settle in MetLife, Inc.’s common stock on specified future dates. See Note 14.

(4)	Relates to the cash settlement of intercompany balances prior to the Acquisition for amounts in excess of certain agreed-upon thresholds and certain other adjustments.

(5)

Effective settlement of debt securities issued by MetLife, Inc. that were owned by ALICO on the Acquisition Date and which reduced the total purchase consideration. Such debt securities were sold to a third party in the second quarter of 2011.

(6)	Estimated fair value of potential payments related to the adequacy of reserves for guarantees on the fair value of a fund of assets backing certain United Kingdom (“U.K.”) unit-linked contracts.

Schedule of Recognized Identified Assets Acquired and Liabilities Assumed

November 1, 2010
(In millions)
Assets acquired:
Total investments	$101,036
Cash and cash equivalents	4,175
Accrued investment income	948
Premiums, reinsurance and other receivables	1,971
VOBA	9,210
Other assets	1,146
Separate account assets	244

Total assets	$118,730

Liabilities assumed:
Future policy benefits	$31,811
Policyholder account balances	66,652
Other policy-related balances	7,306
Current and deferred income tax liability	375
Other liabilities	2,918
Separate account liabilities	244

Total liabilities	$109,306

Redeemable noncontrolling interests in partially owned consolidated subsidiaries assumed	$109

Noncontrolling interests	(21)
Goodwill	6,998

Net assets acquired	$16,292

Fair Values of Business Acquired, Distribution Agreements and Customer Relationships

	November 1, 2010	Weighted Average Amortization Period
	(In millions)	(In years)
VOBA	$9,210	8.2
VODA and VOCRA	341	10.3

Total value of amortizable intangible assets acquired	$9,551	8.6

Revenues And Earnings Of Acquired Entity

ALICO’s Operations Included in MetLife’s Results for the Year Ended December 31, 2010
(In millions)
Total revenues	$950
Income (loss) from continuing operations, net of income tax	$(2)

Business Acquisition, Pro Forma Information

	Years Ended December 31,
	2010	2009
	(In millions, except per share data)
Total revenues	$64,680	$54,282
Income (loss) from continuing operations, net of income tax, attributable to common shareholders	$3,888	$(1,353)
Income (loss) from continuing operations, net of income tax, attributable to common shareholders per common share:
Basic	$3.60	$(1.29)
Diluted	$3.57	$(1.29)

Investments (Tables)	12 Months Ended
Dec. 31, 2011
Investments [Abstract]
Fixed Maturity and Equity Securities Available-for-Sale

	December 31, 2011
	Cost or Amortized Cost	Gross Unrealized			Estimated Fair Value	% of Total
		Gains	Temporary Losses	OTTI Losses
	(In millions)
Fixed Maturity Securities:
U.S. corporate securities	$98,621	$8,544	$1,380	$—	$105,785	30.2%
Foreign corporate securities	61,568	3,789	1,338	1	64,018	18.3
Foreign government securities	49,840	3,053	357	—	52,536	15.0
RMBS	42,092	2,281	1,033	703	42,637	12.2
U.S. Treasury and agency securities	34,132	5,882	2	—	40,012	11.4
CMBS	18,565	730	218	8	19,069	5.4
State and political subdivision securities	11,975	1,416	156	—	13,235	3.8
ABS	13,018	278	305	12	12,979	3.7
Other fixed maturity securities	—	—	—	—	—	—

Total fixed maturity securities	$329,811	$25,973	$4,789	$724	$350,271	100.0%

Equity Securities:
Common stock	$2,219	$83	$97	$—	$2,205	72.9%
Non-redeemable preferred stock	989	31	202	—	818	27.1

Total equity securities	$3,208	$114	$299	$—	$3,023	100.0%

	December 31, 2010
	Cost or Amortized Cost	Gross Unrealized			Estimated Fair Value	% of Total
		Gains	Temporary Losses	OTTI Losses
	(In millions)
Fixed Maturity Securities:
U.S. corporate securities	$88,905	$4,469	$1,602	$—	$91,772	28.3%
Foreign corporate securities	65,487	3,326	925	—	67,888	20.9
Foreign government securities	40,871	1,733	602	—	42,002	12.9
RMBS	45,904	1,661	1,180	533	45,852	14.1
U.S. Treasury and agency securities	32,469	1,394	559	—	33,304	10.2
CMBS	20,213	740	266	12	20,675	6.4
State and political subdivision securities	10,476	171	518	—	10,129	3.1
ABS	13,286	265	327	56	13,168	4.1
Other fixed maturity securities	6	1	—	—	7	—

Total fixed maturity securities	$317,617	$13,760	$5,979	$601	$324,797	100.0%

Equity Securities:
Common stock	$2,059	$146	$12	$—	$2,193	60.9%
Non-redeemable preferred stock	1,562	76	229	—	1,409	39.1

Total equity securities	$3,621	$222	$241	$—	$3,602	100.0%

Available-for-sale fixed maturity securities by contractual maturity date

	December 31,
	2011		2010
	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
	(In millions)
Due in one year or less	$16,747	$16,862	$8,580	$8,702
Due after one year through five years	62,819	64,414	65,143	66,796
Due after five years through ten years	82,694	88,036	76,508	79,571
Due after ten years	93,876	106,274	87,983	90,033

Subtotal	256,136	275,586	238,214	245,102
RMBS, CMBS and ABS	73,675	74,685	79,403	79,695

Total fixed maturity securities	$329,811	$350,271	$317,617	$324,797

Components of net unrealized investment gains (losses) included in accumulated other comprehensive income (loss)

	Years Ended December 31,
	2011	2010	2009
	(In millions)
Fixed maturity securities	$21,096	$7,817	$(1,208)
Fixed maturity securities with noncredit OTTI losses in accumulated other comprehensive income (loss)	(724)	(601)	(859)

Total fixed maturity securities	20,372	7,216	(2,067)
Equity securities	(167)	(3)	(103)
Derivatives	1,514	(59)	(144)
Other	72	42	71

Subtotal	21,791	7,196	(2,243)

Amounts allocated from:
Insurance liability loss recognition	(3,996)	(672)	(118)
DAC and VOBA related to noncredit OTTI losses recognized in accumulated other comprehensive income (loss)	47	38	71
DAC and VOBA	(1,800)	(1,003)	132
Policyholder dividend obligation	(2,919)	(876)	—

Subtotal	(8,668)	(2,513)	85
Deferred income tax benefit (expense) related to noncredit OTTI losses recognized in accumulated other comprehensive income (loss)	236	197	275
Deferred income tax benefit (expense)	(4,694)	(1,762)	544

Net unrealized investment gains (losses)	8,665	3,118	(1,339)
Net unrealized investment gains (losses) attributable to noncontrolling interests	9	4	1

Net unrealized investment gains (losses) attributable to MetLife, Inc.	$8,674	$3,122	$(1,338)

	Years Ended December 31,
	2011	2010	2009
	(In millions)
Balance, beginning of period	$3,122	$(1,338)	$(12,564)
Cumulative effect of change in accounting principles, net of income tax	—	52	(386)
Fixed maturity securities on which noncredit OTTI losses have been recognized	(123)	242	(733)
Unrealized investment gains (losses) during the year	14,823	9,117	20,745
Unrealized investment gains (losses) of subsidiary at the date of disposal	(105)	—	—
Unrealized investment gains (losses) relating to:
Insurance liability gain (loss) recognition	(3,406)	(554)	(160)
Insurance liability gain (loss) recognition of subsidiary at the date of disposal	82	—	—
DAC and VOBA related to noncredit OTTI losses recognized in accumulated other comprehensive income (loss)	9	(33)	61
DAC and VOBA	(808)	(1,135)	(2,416)
DAC and VOBA of subsidiary at date of disposal	11	—	—
Policyholder dividend obligation	(2,043)	(876)	—
Deferred income tax benefit (expense) related to noncredit OTTI losses recognized in accumulated other comprehensive income (loss)	39	(73)	235
Deferred income tax benefit (expense)	(2,936)	(2,283)	(6,131)
Deferred income tax benefit (expense) of subsidiary at date of disposal	4	—	—

Net unrealized investment gains (losses)	8,669	3,119	(1,349)
Net unrealized investment gains (losses) attributable to noncontrolling interests	5	3	11

Balance, end of period	$8,674	$3,122	$(1,338)

Change in net unrealized investment gains (losses)	$5,547	$4,457	$11,215
Change in net unrealized investment gains (losses) attributable to noncontrolling interests	5	3	11

Change in net unrealized investment gains (losses) attributable to MetLife, Inc.	$5,552	$4,460	$11,226

Continuous Gross Unrealized Loss and OTTI Loss for Fixed Maturity and Equity Securities Available-for-Sale

	December 31, 2011
	Less than 12 Months		Equal to or Greater than 12 Months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
	(In millions, except number of securities)
Fixed Maturity Securities:
U.S. corporate securities	$15,642	$590	$5,135	$790	$20,777	$1,380
Foreign corporate securities	12,618	639	5,957	700	18,575	1,339
Foreign government securities	11,227	230	1,799	127	13,026	357
RMBS	4,040	547	4,724	1,189	8,764	1,736
U.S. Treasury and agency securities	2,611	1	50	1	2,661	2
CMBS	2,825	135	678	91	3,503	226
State and political subdivision securities	177	2	1,007	154	1,184	156
ABS	4,972	103	1,316	214	6,288	317
Other fixed maturity securities	—	—	—	—	—	—

Total fixed maturity securities	$54,112	$2,247	$20,666	$3,266	$74,778	$5,513

Equity Securities:
Common stock	$581	$96	$5	$1	$586	$97
Non-redeemable preferred stock	204	30	370	172	574	202

Total equity securities	$785	$126	$375	$173	$1,160	$299

Total number of securities in an unrealized loss position	3,978		1,963

	December 31, 2010
	Less than 12 Months		Equal to or Greater than 12 Months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
	(In millions, except number of securities)
Fixed Maturity Securities:
U.S. corporate securities	$22,954	$447	$8,319	$1,155	$31,273	$1,602
Foreign corporate securities	22,415	410	3,976	515	26,391	925
Foreign government securities	26,659	585	189	17	26,848	602
RMBS	7,630	221	7,624	1,492	15,254	1,713
U.S. Treasury and agency securities	13,401	530	118	29	13,519	559
CMBS	3,787	29	1,363	249	5,150	278
State and political subdivision securities	5,061	246	988	272	6,049	518
ABS	2,671	33	2,102	350	4,773	383
Other fixed maturity securities	1	—	—	—	1	—

Total fixed maturity securities	$104,579	$2,501	$24,679	$4,079	$129,258	$6,580

Equity Securities:
Common stock	$89	$12	$1	$—	$90	$12
Non-redeemable preferred stock	191	9	824	220	1,015	229

Total equity securities	$280	$21	$825	$220	$1,105	$241

Total number of securities in an unrealized loss position	5,609		1,704

Aging Of Gross Unrealized Loss And OTTI Loss For Debt And Equity Securities Available For Sale

	December 31, 2011
	Cost or Amortized Cost		Gross Unrealized Losses		Number of Securities
	Less than 20%	20% or more	Less than 20%	20% or more	Less than 20%	20% or more
	(In millions, except number of securities)
Fixed Maturity Securities:
Less than six months	$49,249	$4,736	$1,346	$1,332	3,260	320
Six months or greater but less than nine months	4,104	1,049	279	349	375	63
Nine months or greater but less than twelve months	1,160	288	55	93	143	14
Twelve months or greater	17,590	2,115	1,216	843	1,523	167

Total	$72,103	$8,188	$2,896	$2,617

Percentage of amortized cost			4%	32%

Equity Securities:
Less than six months	$714	$376	$64	$123	154	42
Six months or greater but less than nine months	22	8	2	4	19	3
Nine months or greater but less than twelve months	18	—	2	—	8	—
Twelve months or greater	98	223	8	96	24	20

Total	$852	$607	$76	$223

Percentage of cost			9%	37%

	December 31, 2010
	Cost or Amortized Cost		Gross Unrealized Losses		Number of Securities
	Less than 20%	20% or more	Less than 20%	20% or more	Less than 20%	20% or more
	(In millions, except number of securities)
Fixed Maturity Securities:
Less than six months	$105,301	$1,403	$2,348	$368	5,320	121
Six months or greater but less than nine months	1,125	376	29	102	104	29
Nine months or greater but less than twelve months	371	89	28	27	50	9
Twelve months or greater	21,627	5,546	1,863	1,815	1,245	311

Total	$128,424	$7,414	$4,268	$2,312

Percentage of amortized cost			3%	31%

Equity Securities:
Less than six months	$247	$94	$10	$22	106	33
Six months or greater but less than nine months	29	65	5	16	3	2
Nine months or greater but less than twelve months	6	47	—	16	3	2
Twelve months or greater	518	340	56	116	35	14

Total	$800	$546	$71	$170

Percentage of cost			9%	31%

Concentration of Gross Unrealized Loss and OTTI Loss for Fixed Maturity and Equity Securities Available-for-Sale

	December 31,
	2011	2010
Sector:
RMBS	30%	25%
U.S. corporate securities	24	23
Foreign corporate securities	23	14
Foreign government securities	6	9
ABS	5	5
CMBS	4	4
State and political subdivision securities	3	8
U.S. Treasury and agency securities	—	8
Other	5	4

Total	100%	100%

Industry:
Mortgage-backed	34%	29%
Finance	27	21
Utility	8	5
Foreign government securities	6	9
Consumer	6	4
Asset-backed	5	5
Communications	3	2
State and political subdivision securities	3	8
Industrial	2	2
U.S. Treasury and agency securities	—	8
Other	6	7

Total	100%	100%

Gross unrealized loss greater than $10 million for fixed maturity and equity securities

	December 31,
	2011		2010
	Fixed Maturity Securities	Equity Securities	Fixed Maturity Securities	Equity Securities
	(In millions, except number of securities)
Number of securities	96	8	107	6
Total gross unrealized losses	$1,703	$117	$2,014	$103
Percentage of total gross unrealized losses	31%	39%	31%	43%

Equity securities available-for-sale with a gross unrealized loss of 20% or more

		Non-Redeemable Preferred Stock
	All Equity Securities	All Types of Non-Redeemable Preferred Stock		Investment Grade
				All Industries		Financial Services Industry
	Gross Unrealized Losses	Gross Unrealized Losses	% of All Equity Securities	Gross Unrealized Losses	% of All Non-Redeemable Preferred Stock	Gross Unrealized Losses	% of All Industries	% A Rated or Better
	(In millions)			(In millions)		(In millions)
Less than six months	$123	$87	71%	$46	53%	$46	100%	22%
Six months or greater but less than twelve months	4	—	—%	—	—%	—	—%	—%
Twelve months or greater	96	96	100%	96	100%	96	100%	71%

All equity securities with gross unrealized losses of 20% or more	$223	$183	82%	$142	78%	$142	100%	55%

Trading Securities Portfolio

	December 31,
	2011	2010
	(In millions)
Actively Traded Securities	$473	$463
FVO general account securities	267	131
FVO contractholder-directed unit-linked investments	17,411	17,794
FVO securities held by CSEs	117	201

Total trading and other securities — at estimated fair value	$18,268	$18,589

Actively Traded Securities — at estimated fair value	$473	$463
Short sale agreement liabilities — at estimated fair value	(127)	(46)

Net long/short position — at estimated fair value	$346	$417

Investments pledged to secure short sale agreement liabilities	$558	$465

The components of net investment gains (losses)

	Years Ended December 31,
	2011	2010	2009
	(In millions)
Total gains (losses) on fixed maturity securities:
Total OTTI losses recognized	$(924)	$(682)	$(2,432)
Less: Noncredit portion of OTTI losses transferred to and recognized in other comprehensive income (loss)	(31)	212	939

Net OTTI losses on fixed maturity securities recognized in earnings (1)	(955)	(470)	(1,493)
Fixed maturity securities — net gains (losses) on sales and disposals	25	215	(165)

Total gains (losses) on fixed maturity securities	(930)	(255)	(1,658)
Other net investment gains (losses):
Equity securities	(23)	104	(399)
Trading and other securities — FVO general account securities — changes in estimated fair value	(2)	—	—
Mortgage loans	175	22	(442)
Real estate and real estate joint ventures	134	(54)	(164)
Other limited partnership interests	4	(18)	(356)
Other investment portfolio gains (losses)	(7)	(6)	(26)

Subtotal — investment portfolio gains (losses)	(649)	(207)	(3,045)

FVO CSEs — changes in estimated fair value:
Commercial mortgage loans	(84)	758	—
Securities	—	(78)	—
Long-term debt — related to commercial mortgage loans	97	(722)	—
Long-term debt — related to securities	(8)	48	—
Other gains (losses) (2)	(223)	(207)	144

Subtotal FVO CSEs and other gains (losses)	(218)	(201)	144

Total net investment gains (losses)	$(867)	$(408)	$(2,901)

(1)

Investment portfolio gains (losses) for the year ended December 31, 2011 includes intent-to-sell impairments of ($154) million as a result of the pending disposition of certain operations of MetLife Bank and the Caribbean Business. See Note 2.

(2)

Other gains (losses) includes a loss of $87 million and $209 million for the years ended December 31, 2011 and 2010, respectively, related to the sale of the Company’s investment in MSI MetLife. See Note 2. Other gains (losses) for the year ended December 31, 2011 includes a goodwill impairment loss of $65 million and a loss of $19 million related to the Company’s pending sale of the Caribbean Business. See Notes 2 and 7.

Proceeds from sales or disposals of fixed maturity and equity securities and the components of fixed maturity and equity securities net investment gains and losses

	Years Ended December 31,			Years Ended December 31,			Years Ended December 31,
	2011	2010	2009	2011	2010	2009	2011	2010	2009
	Fixed Maturity Securities			Equity Securities			Total
	(In millions)
Proceeds	$67,449	$54,514	$38,972	$1,241	$616	$940	$68,690	$55,130	$39,912

Gross investment gains	$892	$831	$939	$108	$129	$134	$1,000	$960	$1,073

Gross investment losses	(867)	(616)	(1,104)	(71)	(11)	(133)	(938)	(627)	(1,237)

Total OTTI losses recognized in earnings:
Credit-related	(645)	(423)	(1,130)	—	—	—	(645)	(423)	(1,130)
Other (1)	(310)	(47)	(363)	(60)	(14)	(400)	(370)	(61)	(763)

Total OTTI losses recognized in earnings	(955)	(470)	(1,493)	(60)	(14)	(400)	(1,015)	(484)	(1,893)

Net investment gains (losses)	$(930)	$(255)	$(1,658)	$(23)	$104	$(399)	$(953)	$(151)	$(2,057)

(1)

Other OTTI losses recognized in earnings include impairments on equity securities, impairments on perpetual hybrid securities classified within fixed maturity securities where the primary reason for the impairment was the severity and/or the duration of an unrealized loss position and fixed maturity securities where there is an intent to sell or it is more likely than not that the Company will be required to sell the security before recovery of the decline in estimated fair value.

Rollforward of the Cumulative Credit Loss Component of OTTI income (loss)

	Years Ended December 31,
	2011	2010
	(In millions)
Balance, at January 1,	$443	$581
Additions:
Initial impairments — credit loss OTTI recognized on securities not previously impaired	45	109
Additional impairments — credit loss OTTI recognized on securities previously impaired	143	125
Reductions:
Sales (maturities, pay downs or prepayments) during the period of securities previously impaired as credit loss OTTI	(90)	(260)
Securities de-recognized in connection with the adoption of new guidance related to the consolidation of VIEs	—	(100)
Securities impaired to net present value of expected future cash flows	(57)	(2)
Increases in cash flows — accretion of previous credit loss OTTI	(13)	(10)

Balance, at December 31,	$471	$443

The Components of Net Investment Income

	Years Ended December 31,
	2011	2010	2009
	(In millions)

Investment income:
Fixed maturity securities	$15,037	$12,407	$11,545
Equity securities	141	128	178
Trading and other securities — Actively Traded Securities and FVO general account securities (1)	31	73	116
Mortgage loans	3,164	2,824	2,741
Policy loans	641	649	641
Real estate and real estate joint ventures	692	376	(270)
Other limited partnership interests	681	879	174
Cash, cash equivalents and short-term investments	167	101	128
International joint ventures (2)	(12)	(92)	(121)
Other	178	236	205

Subtotal	20,720	17,581	15,337
Less: Investment expenses	1,022	885	892

Subtotal, net	19,698	16,696	14,445

Trading and other securities — FVO contractholder-directed unit-linked investments (1)	(453)	372	284
FVO CSEs:
Commercial mortgage loans	332	411	—
Securities	9	15	—

Subtotal	(112)	798	284

Net investment income	$19,586	$17,494	$14,729

(1)	Changes in estimated fair value subsequent to purchase for securities still held as of the end of the respective years included in net investment income were:

Trading and other securities — Actively Traded Securities and FVO general account securities	$(3)	$30	$34
Trading and other securities — FVO contractholder-directed unit-linked investments	$(647)	$322	$275

(2)

Amounts are presented net of changes in estimated fair value of derivatives related to economic hedges of the Company’s investment in these equity method international joint venture investments that do not qualify for hedge accounting of ($23) million, $36 million, and ($143) million for the years ended December 31, 2011, 2010, and 2009, respectively.

Securities Lending

	December 31,
	2011	2010
	(In millions)

Securities on loan: (1)
Amortized cost	$20,613	$23,715
Estimated fair value	$24,072	$24,230
Cash collateral on deposit from counterparties (2)	$24,223	$24,647
Security collateral on deposit from counterparties	$371	$—
Reinvestment portfolio — estimated fair value	$23,940	$24,177

(1)	Included within fixed maturity securities and short-term investments.

(2)	Included within payables for collateral under securities loaned and other transactions.

Invested Assets on Deposit, Held in Trust and Pledged as Collateral

	December 31,
	2011	2010
	(In millions)
Invested assets on deposit (1)	$1,660	$2,110
Invested assets held in trust (2)	11,135	8,430
Invested assets pledged as collateral (3)	29,899	29,470

Total invested assets on deposit, held in trust and pledged as collateral	$42,694	$40,010

(1)	The Company has invested assets on deposit with regulatory agencies consisting primarily of cash and cash equivalents, short-term investments, fixed maturity securities and equity securities.

(2)	The Company held in trust cash and securities, primarily fixed maturity and equity securities, to satisfy requirements under certain collateral financing agreements and certain reinsurance agreements.

Disclosure of Mortgage Loans Net of Valuation Allowance

	December 31,
	2011		2010
	Carrying Value	% of Total	Carrying Value	% of Total
	(In millions)
Mortgage loans held-for-investment:
Commercial	$40,440	56.1%	$37,818	60.7%
Agricultural	13,129	18.2	12,751	20.4
Residential (1)	689	1.0	2,231	3.7

Subtotal	54,258	75.3	52,800	84.8
Valuation allowances (1)	(481)	(0.7)	(664)	(1.1)

Subtotal mortgage loans held-for-investment, net	53,777	74.6	52,136	83.7
Commercial mortgage loans held by CSEs	3,138	4.4	6,840	11.0

Total mortgage loans held-for-investment, net	56,915	79.0	58,976	94.7

Mortgage loans held-for-sale:
Residential	3,064	4.2	2,510	4.0
Mortgage loans — lower of amortized cost or estimated fair value (1)	4,462	6.2	811	1.3
Securitized reverse residential mortgage loans (2)	7,652	10.6	—	—

Total mortgage loans held-for-sale	15,178	21.0	3,321	5.3

Total mortgage loans, net	$72,093	100.0%	$62,297	100.0%

(1)

The valuation allowance on and the related carrying value of certain residential mortgage loans held-for-investment was transferred to mortgage loans held-for-sale in connection with the pending disposition of certain operations of MetLife Bank. See Note 2.

(2)	See Note 1 for a discussion of the securitized reverse residential mortgage loans.

Disclosure of mortgage loans held-for-investment and valuation allowances by method of evaluation for credit loss

	Commercial	Agricultural	Residential	Total
	(In millions)

December 31, 2011:
Mortgage loans:
Evaluated individually for credit losses	$96	$159	$13	$268
Evaluated collectively for credit losses	40,344	12,970	676	53,990

Total mortgage loans	40,440	13,129	689	54,258

Valuation allowances:
Specific credit losses	59	45	1	105
Non-specifically identified credit losses	339	36	1	376

Total valuation allowances	398	81	2	481

Mortgage loans, net of valuation allowance	$40,042	$13,048	$687	$53,777

December 31, 2010:
Mortgage loans:
Evaluated individually for credit losses	$120	$146	$13	$279
Evaluated collectively for credit losses	37,698	12,605	2,218	52,521

Total mortgage loans	37,818	12,751	2,231	52,800

Valuation allowances:
Specific credit losses	36	52	—	88
Non-specifically identified credit losses	526	36	14	576

Total valuation allowances	562	88	14	664

Mortgage loans, net of valuation allowance	$37,256	$12,663	$2,217	$52,136

Allowance for Loan and Lease Losses, Provision for Loss, Net

	Mortgage Loan Valuation Allowances
	Commercial	Agricultural	Residential	Total
	(In millions)

Balance at January 1, 2009	$232	$61	$11	$304
Provision (release)	384	79	12	475
Charge-offs, net of recoveries	(27)	(25)	(6)	(58)

Balance at December 31, 2009	589	115	17	721
Provision (release)	(5)	12	2	9
Charge-offs, net of recoveries	(22)	(39)	(5)	(66)

Balance at December 31, 2010	562	88	14	664
Provision (release)	(152)	(3)	10	(145)
Charge-offs, net of recoveries	(12)	(4)	(3)	(19)
Transfer to held-for-sale (1)	—	—	(19)	(19)

Balance at December 31, 2011	$398	$81	$2	$481

(1)

The valuation allowance on and the related carrying value of certain residential mortgage loans held-for-investment was transferred to mortgage loans held-for-sale in connection with the pending disposition of certain operations of MetLife Bank. See Note 2.

Schedule of Financing Receivables, Non Accrual Status

	Past Due		Greater than 90 Days Past Due Still Accruing Interest		Nonaccrual Status
	December 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010
	(In millions)

Commercial	$63	$58	$—	$1	$63	$7
Agricultural	146	159	29	13	157	177
Residential	8	79	—	11	17	25

Total	$217	$296	$29	$25	$237	$209

Impaired mortgage loans held-for-investment

	Impaired Mortgage Loans
	Loans with a Valuation Allowance				Loans without a Valuation Allowance		All Impaired Loans
	Unpaid Principal Balance	Recorded Investment	Valuation Allowances	Carrying Value	Unpaid Principal Balance	Recorded Investment	Unpaid Principal Balance	Carrying Value
	(In millions)

December 31, 2011:
Commercial	$96	$96	$59	$37	$252	$237	$348	$274
Agricultural	160	159	45	114	71	69	231	183
Residential	13	13	1	12	1	1	14	13

Total	$269	$268	$105	$163	$324	$307	$593	$470

December 31, 2010:
Commercial	$120	$120	$36	$84	$99	$87	$219	$171
Agricultural	146	146	52	94	123	119	269	213
Residential	3	3	—	3	16	16	19	19

Total	$269	$269	$88	$181	$238	$222	$507	$403

	Impaired Mortgage Loans
	Average Investment	Interest Income Recognized
		Cash Basis	Accrual Basis
	(In millions)

For the Year Ended December 31, 2011:
Commercial	$313	$5	$1
Agricultural	252	4	1
Residential	23	—	—

Total	$588	$9	$2

For the Year Ended December 31, 2010:
Commercial	$192	$5	$1
Agricultural	284	6	2
Residential	16	—	—

Total	$492	$11	$3

For the Year Ended December 31, 2009	$338	$8	$1

Real Estate Holdings by Type

	December 31,
	2011		2010
	Carrying Value	% of Total	Carrying Value	% of Total
	(In millions)		(In millions)

Traditional	$5,845	68.3%	$4,871	60.7%
Real estate joint ventures and funds	2,340	27.3	2,707	33.7

Real estate and real estate joint ventures	8,185	95.6	7,578	94.4
Foreclosed (commercial, agricultural and residential)	264	3.1	152	1.9

Real estate held-for-investment	8,449	98.7	7,730	96.3
Real estate held-for-sale	114	1.3	300	3.7

Total real estate and real estate joint ventures	$8,563	100.0%	$8,030	100.0%

Mortgage loans modified in a troubled debt restructuring

	Mortgage Loans Modified in a Troubled Debt Restructuring
	December 31, 2011
	Number of Mortgage Loans	Carrying Value after Specific Valuation Allowance
		Pre- Modification	Post- Modification
		(In millions)
Commercial	5	$147	$111
Agricultural	10	42	42
Residential	—	—	—

Total	15	$189	$153

	Fixed Maturity Securities		Mortgage Loans
	Years Ended December 31,
	2011	2010	2011	2010
	(In millions)

Contractually required payments (including interest)	$5,141	$2,126	$—	$553
Cash flows expected to be collected (1), (2)	$4,365	$1,782	$—	$374
Fair value of investments acquired	$2,590	$1,076	$—	$201

(1)	Represents undiscounted principal and interest cash flow expectations, at the date of acquisition.

(2)

A portion of the difference between the contractually required payments (including interest) and the cash flows expected to be collected on certain of the investments acquired in the Acquisition has been established as an indemnification asset as discussed further in Note 2.

	Fixed Maturity Securities		Mortgage Loans
	Years Ended December 31,
	2011	2010	2011	2010
	(In millions)

Accretable yield, January 1,	$541	$—	$170	$—
Investments purchased	1,775	606	—	—
Acquisition (1)	—	100	—	173
Accretion recognized in earnings	(114)	(62)	(56)	(3)
Disposals	(65)	—	—	—
Reclassification (to) from nonaccretable difference	174	(103)	140	—

Accretable yield, December 31,	$2,311	$541	$254	$170

(1)

As described further in Note 2, all investments acquired in the Acquisition were recorded at estimated fair value as of the Acquisition Date. This activity relates to acquired fixed maturity securities and mortgage loans with a credit impairment inherent in the estimated fair value.

Other Invested Assets

	December 31,
	2011		2010
	Carrying Value	% of Total	Carrying Value	% of Total
	(In millions)		(In millions)

Freestanding derivatives with positive fair values	$16,200	68.7%	$7,777	50.5%
Leveraged leases, net of non-recourse debt	2,248	9.5	2,191	14.2
Tax credit partnerships	1,531	6.5	976	6.3
MSRs	666	2.8	950	6.2
Funds withheld	608	2.6	551	3.6
Joint venture investments	171	0.7	664	4.3
Other	2,157	9.2	2,291	14.9

Total	$23,581	100.0%	$15,400	100.0%

Investment in leveraged leases

	December 31,
	2011	2010
	(In millions)

Rental receivables, net	$1,859	$1,882
Estimated residual values	1,657	1,682

Subtotal	3,516	3,564
Unearned income	(1,268)	(1,373)

Investment in leveraged leases	$2,248	$2,191

Net income from investment in leveraged leases

	Years Ended December 31,
	2011	2010	2009
	(In millions)

Net income from investment in leveraged leases	$125	$123	$114
Less: Income tax expense on leveraged leases	(44)	(43)	(40)

Net investment income after income tax from investment in leveraged leases	$81	$80	$74

Purchased credit impaired investments, by invested asset class, held

	Fixed Maturity Securities		Mortgage Loans
	December 31,
	2011	2010	2011	2010
	(In millions)

Outstanding principal and interest balance (1)	$4,547	$1,548	$471	$504
Carrying value (2)	$3,130	$1,050	$173	$195

(1)	Represents the contractually required payments which is the sum of contractual principal, whether or not currently due, and accrued interest.

(2)	Estimated fair value plus accrued interest for fixed maturity securities and amortized cost, plus accrued interest, less any valuation allowances, for mortgage loans.

Schedule of Available-for-sale Securities [Line Items]
Other than temporary impairment losses recognized in earnings

	December 31,
	2011	2010
	(In millions)
Balance, beginning of period	$(601)	$(859)
Noncredit OTTI losses recognized (1)	31	(212)
Transferred to retained earnings (2)	—	16
Securities sold with previous noncredit OTTI loss	125	137
Subsequent changes in estimated fair value	(279)	317

Balance, end of period	$(724)	$(601)

(1)	Noncredit OTTI losses recognized, net of DAC, were $33 million and ($202) million for the years ended December 31, 2011 and 2010, respectively.

(2)	Amounts transferred to retained earnings were in connection with the adoption of guidance related to the consolidation of VIEs as described in Note 1.

Variable Interest Entity, Primary Beneficiary [Member]
Variable Interest Entity [Line Items]
Variable Interest Entities

	December 31,
	2011		2010
	Total Assets	Total Liabilities	Total Assets	Total Liabilities
	(In millions)

Consolidated securitization entities (1)	$3,299	$3,103	$7,114	$6,892
MRSC collateral financing arrangement (2)	3,333	—	3,333	—
Other limited partnership interests	360	6	319	85
Trading and other securities	163	—	186	—
Other invested assets	102	1	108	1
Real estate joint ventures	16	18	20	17

Total	$7,273	$3,128	$11,080	$6,995

(1)

The Company consolidates former QSPEs that are structured as CMBS and former QSPEs that are structured as collateralized debt obligations. The assets of these entities can only be used to settle their respective liabilities, and under no circumstances is the Company liable for any principal or interest shortfalls should any arise. The Company’s exposure was limited to that of its remaining investment in the former QSPEs of $172 million and $201 million at estimated fair value at December 31, 2011 and 2010, respectively. The long-term debt presented below bears interest primarily at fixed rates ranging from 2.25% to 5.57%, payable primarily on a monthly basis and is expected to be repaid over the next six years. Interest expense related to these obligations, included in other expenses, was $324 million and $411 million for the years ended December 31, 2011 and 2010, respectively. The Company sold certain of these CMBS investments in the third quarter of 2011, resulting in the deconsolidation of such entities and their related mortgage loans held-for-investment and long-term debt. The assets and liabilities of these CSEs, at estimated fair value, were as follows at:

	December 31,
	2011	2010
	(In millions)

Assets:
Mortgage loans held-for-investment (commercial mortgage loans)	$3,138	$6,840
Trading and other securities	117	201
Accrued investment income	16	34
Cash and cash equivalents	21	39
Premiums, reinsurance and other receivables	7	—

Total assets	$3,299	$7,114

Liabilities:
Long-term debt	$3,068	$6,820
Other liabilities	35	72

Total liabilities	$3,103	$6,892

(2)	See Note 12 for a description of the MetLife Reinsurance Company of South Carolina (“MRSC”) collateral financing arrangement. These assets consist of the following, at estimated fair value, at:

	December 31,
	2011	2010
	(In millions)

Fixed maturity securities available-for-sale:
ABS	$1,356	$1,333
U.S. corporate securities	833	893
RMBS	502	547
CMBS	369	383
Foreign corporate securities	126	139
State and political subdivision securities	39	30
Foreign government securities	—	5
Mortgage loans	49	—
Cash and cash equivalents	59	3

Total	$3,333	$3,333

Variable Interest Entity, Not Primary Beneficiary [Member]
Variable Interest Entity [Line Items]
Variable Interest Entities

	December 31,
	2011		2010
	Carrying Amount	Maximum Exposure to Loss (1)	Carrying Amount	Maximum Exposure to Loss (1)
	(In millions)

Fixed maturity securities available-for-sale:
RMBS (2)	$42,637	$42,637	$45,852	$45,852
CMBS (2)	19,069	19,069	20,675	20,675
ABS (2)	12,979	12,979	13,168	13,168
U.S. corporate securities	2,911	2,911	2,435	2,435
Foreign corporate securities	2,087	2,087	2,950	2,950
Other limited partnership interests	4,340	6,084	4,383	6,479
Other invested assets	799	1,194	576	773
Trading and other securities	671	671	789	789
Mortgage loans	456	456	350	350
Real estate joint ventures	61	79	40	108

Total	$86,010	$88,167	$91,218	$93,579

(1)

The maximum exposure to loss relating to the fixed maturity and trading and other securities is equal to the carrying amounts or carrying amounts of retained interests. The maximum exposure to loss relating to the other limited partnership interests and real estate joint ventures is equal to the carrying amounts plus any unfunded commitments of the Company. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee. The maximum exposure to loss relating to mortgage loans is equal to the carrying amounts plus any unfunded commitments of the Company. For certain of its investments in other invested assets, the Company’s return is in the form of income tax credits which are guaranteed by a creditworthy third party. For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by income tax credits guaranteed by third parties of $267 million and $231 million at December 31, 2011 and 2010, respectively.

(2)	For these variable interests, the Company’s involvement is limited to that of a passive investor.

Commercial mortgage loans portfolio segment [Member]
Mortgage Loans on Real Estate [Line Items]
Disclosure of the mortgage loans portfolio segment by the recorded investment, prior to valuation allowances, by credit quality indicator categories

	Commercial
	Recorded Investment
	Debt Service Coverage Ratios				% of Total	Estimated Fair Value	% of Total
	> 1.20x	1.00x - 1.20x	< 1.00x	Total
	(In millions)					(In millions)

December 31, 2011:
Loan-to-value ratios:
Less than 65%	$24,983	$448	$564	$25,995	64.3%	$27,581	65.5%
65% to 75%	8,275	336	386	8,997	22.3	9,387	22.3
76% to 80%	1,150	98	226	1,474	3.6	1,473	3.5
Greater than 80%	2,714	880	380	3,974	9.8	3,664	8.7

Total	$37,122	$1,762	$1,556	$40,440	100.0%	$42,105	100.0%

December 31, 2010:
Loan-to-value ratios:
Less than 65%	$16,663	$125	$483	$17,271	45.7%	$18,183	46.9%
65% to 75%	9,022	765	513	10,300	27.2	10,685	27.6
76% to 80%	3,033	304	135	3,472	9.2	3,535	9.1
Greater than 80%	4,155	1,813	807	6,775	17.9	6,374	16.4

Total	$32,873	$3,007	$1,938	$37,818	100.0%	$38,777	100.0%

Agricultural mortgage loans portfolio segment [Member]
Mortgage Loans on Real Estate [Line Items]
Disclosure of the mortgage loans portfolio segment by the recorded investment, prior to valuation allowances, by credit quality indicator categories

	Agricultural
	December 31,
	2011		2010
	Recorded Investment	% of Total	Recorded Investment	% of Total
	(In millions)		(In millions)

Loan-to-value ratios:
Less than 65%	$11,802	89.9%	$11,483	90.1%
65% to 75%	874	6.7	885	6.9
76% to 80%	76	0.6	48	0.4
Greater than 80%	377	2.8	335	2.6

Total	$13,129	100.0%	$12,751	100.0%

Residential mortgage loans portfolio segment [Member]
Mortgage Loans on Real Estate [Line Items]
Disclosure of the mortgage loans portfolio segment by the recorded investment, prior to valuation allowances, by credit quality indicator categories

	Residential
	December 31,
	2011		2010
	Recorded Investment	% of Total	Recorded Investment	% of Total
	(In millions)		(In millions)

Performance indicators:
Performing	$671	97.4%	$2,149	96.3%
Nonperforming	18	2.6	82	3.7

Total	$689	100.0%	$2,231	100.0%

Fixed maturity securities [Member]
Schedule of Available-for-sale Securities [Line Items]
Other than temporary impairment losses recognized in earnings

	Years Ended December 31,
	2011	2010	2009
	(In millions)
Sector:
U.S. and foreign corporate securities — by industry:
Finance	$56	$126	$452
Consumer	50	36	211
Communications	41	16	235
Industrial	11	2	30
Utility	10	3	89
Other industries	1	—	26

Total U.S. and foreign corporate securities	169	183	1,043
Foreign government securities	486	—	1
RMBS	214	117	258
ABS	54	84	103
CMBS	32	86	88

Total	$955	$470	$1,493

Equity Securities [Member]
Schedule of Available-for-sale Securities [Line Items]
Other than temporary impairment losses recognized in earnings

	Years Ended December 31,
	2011	2010	2009
	(In millions)
Sector:
Non-redeemable preferred stock	$38	$7	$333
Common stock	22	7	67

Total	$60	$14	$400

Industry:
Financial services industry:
Perpetual hybrid securities	$38	$3	$310
Common and remaining non-redeemable preferred stock	—	—	30

Total financial services industry	38	3	340
Other industries	22	11	60

Total	$60	$14	$400

US Government Agencies Debt Securities [Member]
Fair Value, Concentration of Risk, Financial Statement Captions [Line Items]
Concentrations of Credit Risk (Fixed Maturity Securities)

	December 31,
	2011	2010
	Carrying Value (1)
	(In millions)
Government and agency fixed maturity securities:
United States	$40,012	$33,304
Japan	$21,003	$15,591
Mexico (2)	$—	$5,050
U.S. Treasury and agency fixed-income securities included in:
Short-term investments	$15,775	$4,048
Cash equivalents	$1,748	$5,762

(1)	Represents estimated fair value for fixed maturity securities, and for short-term investments and cash equivalents, estimated fair value or amortized cost, which approximates estimated fair value.

(2)	The Company’s investment in Mexico government and agency fixed maturity securities at December 31, 2011 of $5.0 billion is less than 10% of the Company’s equity.

Derivative Financial Instruments (Tables)	12 Months Ended
Dec. 31, 2011
Derivative Financial Instruments [Abstract]
Notional amounts of derivative financial instruments by maturity

	Remaining Life
	One Year or Less	After One Year Through Five Years	After Five Years Through Ten Years	After Ten Years	Total
	(In millions)
Interest rate swaps	$5,709	$26,479	$18,989	$28,556	$79,733
Interest rate floors	—	16,866	4,000	3,000	23,866
Interest rate caps	5,000	40,151	4,514	—	49,665
Interest rate futures	14,965	—	—	—	14,965
Interest rate options	707	11,976	4,305	—	16,988
Interest rate forwards	13,358	675	—	—	14,033
Synthetic GICs	4,454	—	—	—	4,454
Foreign currency swaps	1,255	6,593	5,793	2,820	16,461
Foreign currency forwards	9,834	237	19	59	10,149
Currency futures	633	—	—	—	633
Currency options	1,321	—	—	—	1,321
Credit default swaps	174	12,315	647	—	13,136
Credit forwards	20	—	—	—	20
Equity futures	7,053	—	—	—	7,053
Equity options	538	5,254	11,307	—	17,099
Variance swaps	1,015	2,067	15,396	323	18,801
Total rate of return swaps	1,597	47	—	—	1,644

Total	$67,633	$122,660	$64,970	$34,758	$290,021

Settlement Payments by Hedge Classification and Income Statement Location

	Years Ended December 31,
	2011	2010	2009
	(In millions)
Qualifying hedges:
Net investment income	$98	$83	$49
Interest credited to policyholder account balances	214	233	220
Other expenses	(4)	(6)	(3)

Non-qualifying hedges:
Net investment income	(8)	(3)	(2)
Other revenues	75	108	77
Net derivative gains (losses)	411	65	91
Policyholder benefits and claims	17	—	—

Total	$803	$480	$432

Net derivatives gains (losses) recognized on fair value derivatives and the related hedged items

Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Net Derivative Gains (Losses) Recognized for Derivatives	Net Derivative Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized in Net Derivative Gains (Losses)
		(In millions)

For the Year Ended December 31, 2011:
Interest rate swaps:	Fixed maturity securities	$(25)	$22	$(3)
	PABs (1)	1,054	(1,030)	24
Foreign currency swaps:	Foreign-denominated fixed maturity securities	1	3	4
	Foreign-denominated PABs (2)	(24)	(25)	(49)
Foreign currency forwards:	Foreign-denominated fixed maturity securities	(25)	25	—

Total		$981	$(1,005)	$(24)

For the Year Ended December 31, 2010:
Interest rate swaps:	Fixed maturity securities	$(14)	$16	$2
	PABs (1)	140	(142)	(2)
Foreign currency swaps:	Foreign-denominated fixed maturity securities	14	(14)	—
	Foreign-denominated PABs (2)	9	(20)	(11)
Foreign currency forwards:	Foreign-denominated fixed maturity securities	—	—	—

Total		$149	$(160)	$(11)

For the Year Ended December 31, 2009:
Interest rate swaps:	Fixed maturity securities	$49	$(42)	$7
	PABs (1)	(963)	951	(12)
Foreign currency swaps:	Foreign-denominated fixed maturity securities	(13)	10	(3)
	Foreign-denominated PABs (2)	462	(449)	13
Foreign currency forwards:	Foreign-denominated fixed maturity securities	—	—	—

Total		$(465)	$470	$5

(1)	Fixed rate liabilities.

(2)	Fixed rate or floating rate liabilities.

Derivatives and Non-Derivative Hedging Instruments in Net Investment Hedging Relationships

Derivatives and Non-Derivative Hedging Instruments in Net Investment Hedging Relationships (1), (2)	Amount of Gains (Losses) Deferred in Accumulated Other Comprehensive Income (Loss) (Effective Portion)			Amount and Location of Gains (Losses) Reclassified From Accumulated Other Comprehensive Income (Loss) into Income (Loss) (Effective Portion)

				Net Investment Gains (Losses)
	Years Ended December 31,			Years Ended December 31,
	2011	2010	2009	2011	2010	2009
	(In millions)

Foreign currency forwards	$62	$(167)	$(244)	$—	$—	$(59)
Foreign currency swaps	—	—	(18)	—	—	(63)
Non-derivative hedging instruments	6	(16)	(37)	—	—	(11)

Total	$68	$(183)	$(299)	$—	$—	$(133)

(1)

During the year ended December 31, 2011, the Company sold its interest in MSI MetLife, which was a hedged item in a net investment hedging relationship. As a result, the Company released losses of $71 million from accumulated other comprehensive income (loss) upon the sale. This release did not impact net income for the year ended December 31, 2011 as such losses were considered in the overall impairment evaluation of the investment prior to sale. During the year ended December 31, 2010, there were no sales or substantial liquidations of net investments in foreign operations that would have required the reclassification of gains or losses from accumulated other comprehensive income (loss) into earnings. During the year ended December 31, 2009, the Company substantially liquidated, through assumption reinsurance, the portion of its Canadian operations that was being hedged in a net investment hedging relationship. As a result, the Company reclassified losses of $133 million from accumulated other comprehensive income (loss) into earnings. See Note 2.

(2)

There was no ineffectiveness recognized for the Company’s hedges of net investments in foreign operations. All components of each derivative and non-derivative hedging instrument’s gain or loss were included in the assessment of hedge effectiveness.

Amount and location of gains (losses) recognized in income for derivatives that are not designated or qualifying as hedging instruments

	Net Derivative Gains (Losses)	Net Investment Income (1)	Policyholder Benefits and Claims (2)	Other Revenues (3)	Other Expenses (4)
	(In millions)

For the Year Ended December 31, 2011:
Interest rate swaps	$2,544	$(2)	$—	$367	$—
Interest rate floors	517	—	—	—	—
Interest rate caps	(228)	—	—	—	—
Interest rate futures	100	1	—	(11)	—
Equity futures	(3)	(6)	(99)	—	—
Foreign currency swaps	70	—	—	—	—
Foreign currency forwards	310	(9)	—	—	—
Currency futures	32	—	—	—	—
Currency options	(69)	—	—	—	—
Equity options	941	(26)	5	—	—
Interest rate options	1,021	—	—	24	—
Interest rate forwards	(14)	—	—	(144)	—
Variance swaps	244	(3)	7	—	—
Credit default swaps	175	5	—	—	—
Total rate of return swaps	(4)	—	—	—	—

Total	$5,636	$(40)	$(87)	$236	$—

For the Year Ended December 31, 2010:
Interest rate swaps	$622	$4	$39	$172	$—
Interest rate floors	144	—	—	—	—
Interest rate caps	(185)	—	—	—	—
Interest rate futures	77	(4)	—	(3)	—
Equity futures	(58)	(25)	(314)	—	—
Foreign currency swaps	52	—	—	—	—
Foreign currency forwards	250	55	—	—	—
Currency futures	(23)	—	—	—	—
Currency options	(83)	(1)	—	—	(4)
Equity options	(683)	(16)	—	—	—
Interest rate options	25	—	—	(6)	—
Interest rate forwards	8	—	—	(74)	—
Variance swaps	(55)	—	—	—	—
Credit default swaps	34	(2)	—	—	—
Total rate of return swaps	14	—	—	—	—

Total	$139	$11	$(275)	$89	$(4)

For the Year Ended December 31, 2009:
Interest rate swaps	$(1,700)	$(5)	$(13)	$(161)	$—
Interest rate floors	(907)	—	—	—	—
Interest rate caps	33	—	—	—	—
Interest rate futures	(366)	2	—	—	—
Equity futures	(681)	(38)	(363)	—	—
Foreign currency swaps	(405)	—	—	—	—
Foreign currency forwards	(102)	(24)	—	—	—
Currency options	(36)	(1)	—	—	(3)
Equity options	(1,713)	(68)	—	—	—
Interest rate options	(379)	—	—	—	—
Interest rate forwards	(7)	—	—	(4)	—
Variance swaps	(276)	(13)	—	—	—
Swap spreadlocks	(38)	—	—	—	—
Credit default swaps	(243)	(11)	—	—	—
Total rate of return swaps	63	—	—	—	—

Total	$(6,757)	$(158)	$(376)	$(165)	$(3)

(1)

Changes in estimated fair value related to economic hedges of equity method investments in joint ventures; changes in estimated fair value related to derivatives held in relation to trading portfolios; and changes in estimated fair value related to derivatives held within contractholder-directed unit-linked investments.

(2)	Changes in estimated fair value related to economic hedges of variable annuity guarantees included in future policy benefits.

(3)	Changes in estimated fair value related to derivatives held in connection with the Company’s mortgage banking activities.

(4)	Changes in estimated fair value related to economic hedges of foreign currency exposure associated with the Company’s international subsidiaries.

Schedule of estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps

	December 31,
	2011			2010
Rating Agency Designation of Referenced Credit Obligations (1)	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps (2)	Weighted Average Years to Maturity (3)	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps (2)	Weighted Average Years to Maturity (3)
	(In millions)			(In millions)

Aaa/Aa/A
Single name credit default swaps (corporate)	$5	$737	3.5	$5	$470	3.8
Credit default swaps referencing indices	(1)	2,813	3.0	45	2,928	3.7

Subtotal	4	3,550	3.1	50	3,398	3.7

Baa
Single name credit default swaps (corporate)	(17)	1,234	4.0	5	735	4.3
Credit default swaps referencing indices	(26)	2,847	4.9	7	931	5.0

Subtotal	(43)	4,081	4.6	12	1,666	4.7

Ba
Single name credit default swaps (corporate)	—	25	3.5	—	25	4.4
Credit default swaps referencing indices	—	—	—	—	—	—

Subtotal	—	25	3.5	—	25	4.4

B
Single name credit default swaps (corporate)	—	—	—	—	—	—
Credit default swaps referencing indices	(2)	25	4.8	—	—	—

Subtotal	(2)	25	4.8	—	—	—

Total	$(41)	$7,681	3.9	$62	$5,089	4.1

(1)

The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody’s Investors Service, S&P and Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.

(2)	Assumes the value of the referenced credit obligations is zero.

(3)	The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

Derivatives, Fair Value [Line Items]
Schedule of Derivatives Instruments Statements of Financial Performance and Financial Position, Location [Table Text Block]

		December 31,
		2011			2010
Primary Underlying Risk Exposure	Instrument Type	Notional Amount	Estimated Fair Value (1)		Notional Amount	Estimated Fair Value (1)
			Assets	Liabilities		Assets	Liabilities
		(In millions)
Interest rate	Interest rate swaps	$79,733	$8,241	$2,199	$54,803	$2,654	$1,516
	Interest rate floors	23,866	1,246	165	23,866	630	66
	Interest rate caps	49,665	102	—	35,412	176	1
	Interest rate futures	14,965	25	19	9,385	43	17
	Interest rate options	16,988	896	6	8,761	144	23
	Interest rate forwards	14,033	286	91	10,374	106	135
	Synthetic GICs	4,454	—	—	4,397	—	—
Foreign currency	Foreign currency swaps	16,461	1,172	1,060	17,626	1,616	1,282
	Foreign currency forwards	10,149	200	60	10,443	119	91
	Currency futures	633	—	—	493	2	—
	Currency options	1,321	6	—	5,426	50	—
	Non-derivative hedging instruments (2)	—	—	—	169	—	185
Credit	Credit default swaps	13,136	326	113	10,957	173	104
	Credit forwards	20	4	—	90	2	3
Equity market	Equity futures	7,053	26	10	8,794	21	9
	Equity options	17,099	3,263	179	33,688	1,843	1,197
	Variance swaps	18,801	397	75	18,022	198	118
	Total rate of return swaps	1,644	10	34	1,547	—	—

	Total	$290,021	$16,200	$4,011	$254,253	$7,777	$4,747

(1)

The estimated fair value of all derivatives in an asset position is reported within other invested assets in the consolidated balance sheets and the estimated fair value of all derivatives in a liability position is reported within other liabilities in the consolidated balance sheets.

(2)

The estimated fair value of non-derivative hedging instruments represents the amortized cost of the instruments, as adjusted for foreign currency transaction gains or losses. Non-derivative hedging instruments are reported within PABs in the consolidated balance sheets.

Derivative Instruments, Gain (Loss) [Line Items]
Components of Net Derivatives Gains (Losses)

	Years Ended December 31,
	2011	2010	2009
	(In millions)
Derivatives and hedging gains (losses) (1)	$6,108	$122	$(6,624)
Embedded derivatives	(1,284)	(387)	1,758

Total net derivative gains (losses)	$4,824	$(265)	$(4,866)

(1)	Includes foreign currency transaction gains (losses) on hedged items in cash flow and non-qualifying hedging relationships, which are not presented elsewhere in this note.

Schedule of Cash Flow Hedging Instruments, Statements of Financial Performance and Financial Position, Location [Table Text Block]

Derivatives in Cash Flow Hedging Relationships	Amount of Gains (Losses) Deferred in Accumulated Other Comprehensive Income (Loss) on Derivatives	Amount and Location of Gains (Losses) Reclassified from Accumulated Other Comprehensive Income (Loss) into Income (Loss)			Amount and Location of Gains (Losses) Recognized in Income (Loss) on Derivatives
	(Effective Portion)	(Effective Portion)			(Ineffective Portion and Amount Excluded from Effectiveness Testing)
		Net Derivative Gains (Losses)	Net Investment Income	Other Expenses	Net Derivative Gains (Losses)	Net Investment Income
	(In millions)

For the Year Ended December 31, 2011:
Interest rate swaps	$1,023	$(42)	$1	$(10)	$1	$—
Foreign currency swaps	175	—	(6)	2	2	—
Interest rate forwards	336	31	1	(1)	2	—
Credit forwards	18	2	1	—	—	—

Total	$1,552	$(9)	$(3)	$(9)	$5	$—

For the Year Ended December 31, 2010:
Interest rate swaps	$13	$—	$—	$(1)	$3	$—
Foreign currency swaps	34	(79)	(6)	2	—	—
Interest rate forwards	(117)	14	2	—	(2)	—
Credit forwards	19	—	—	—	—	—

Total	$(51)	$(65)	$(4)	$1	$1	$—

For the Year Ended December 31, 2009:
Interest rate swaps	$(45)	$—	$—	$(4)	$(2)	$—
Foreign currency swaps	(319)	(133)	(6)	1	(1)	—
Interest rate forwards	147	79	—	—	—	—
Credit forwards	(4)	—	—	—	—	—

Total	$(221)	$(54)	$(6)	$(3)	$(3)	$—

Schedule of Derivative Instruments [Table Text Block]

		Estimated Fair Value of Collateral Provided:		Fair Value of Incremental Collateral Provided Upon:
	Estimated Fair Value (1) of Derivatives in Net Liability Position	Fixed Maturity Securities (2)	Cash (3)	One Notch Downgrade In the Company’s Credit Rating	Downgrade in the Company’s Credit Rating to a Level that Triggers Full Overnight Collateralization or Termination of the Derivative Position
	(In millions)

December 31, 2011:
Derivatives subject to credit-contingent provisions	$447	$405	$4	$48	$104
Derivatives not subject to credit-contingent provisions	28	11	4	—	—

Total	$475	$416	$8	$48	$104

December 31, 2010:
Derivatives subject to credit-contingent provisions	$1,167	$1,024	$—	$99	$231
Derivatives not subject to credit-contingent provisions	22	—	43	—	—

Total	$1,189	$1,024	$43	$99	$231

(1)	After taking into consideration the existence of netting agreements.

(2)	Included in fixed maturity securities in the consolidated balance sheets. Subject to certain constraints, the counterparties are permitted by contract to sell or repledge this collateral.

(3)	Included in premiums, reinsurance and other receivables in the consolidated balance sheets.

Other Comprehensive Income (Loss) [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Schedule of Cash Flow Hedging Instruments, Statements of Financial Performance and Financial Position, Location [Table Text Block]

	Years Ended December 31,
	2011	2010	2009
	(In millions)
Accumulated other comprehensive income (loss), balance at January 1,	$(59)	$(76)	$82
Gains (losses) deferred in other comprehensive income (loss) on the effective portion of cash flow hedges	1,552	(51)	(221)
Amounts reclassified to net derivative gains (losses)	9	65	54
Amounts reclassified to net investment income	3	4	8
Amounts reclassified to other expenses	9	(1)	3
Amortization of transition adjustment	—	—	(2)

Accumulated other comprehensive income (loss), balance at December 31,	$1,514	$(59)	$(76)

Embedded Derivative Financial Instruments [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Components of Net Derivatives Gains (Losses)

	Years Ended December 31,
	2011	2010	2009
	(In millions)
Net derivative gains (losses) (1)	$(1,284)	$(387)	$1,758
Policyholder benefits and claims	$86	$8	$(114)

(1)

The valuation of guaranteed minimum benefits includes an adjustment for nonperformance risk. The amounts included in net derivative gains (losses), in connection with this adjustment, were $1.8 billion, ($96) million and ($1.9) billion, for the years ended December 31, 2011, 2010 and 2009, respectively.

Schedule of Derivative Instruments [Table Text Block]

	December 31,
	2011	2010
	(In millions)
Net embedded derivatives within asset host contracts:
Ceded guaranteed minimum benefits	$327	$185
Funds withheld on assumed reinsurance	35	—
Options embedded in debt or equity securities	(70)	(57)
Other	1	—

Net embedded derivatives within asset host contracts	$293	$128

Net embedded derivatives within liability host contracts:
Direct guaranteed minimum benefits	$2,104	$370
Funds withheld on ceded reinsurance	122	66
Assumed guaranteed minimum benefits (1)	2,340	2,186
Other	18	12

Net embedded derivatives within liability host contracts	$4,584	$2,634

(1)

Assumed reinsurance of guaranteed minimum benefits related to GMWBs and GMABs of MSI MetLife, which was sold during the second quarter of 2011, have been separately presented in the current period. See Note 2. Comparative prior year balances, which were previously presented in direct guaranteed minimum benefits, have been conformed to the current period presentation.

Derivatives Designated as Hedging Instruments [Member]
Derivatives, Fair Value [Line Items]
Schedule of Derivatives Instruments Statements of Financial Performance and Financial Position, Location [Table Text Block]

	December 31,
	2011			2010
Derivatives Designated as Hedging Instruments	Notional Amount	Estimated Fair Value		Notional Amount	Estimated Fair Value
		Assets	Liabilities		Assets	Liabilities
	(In millions)
Fair value hedges:
Foreign currency swaps	$3,220	$500	$98	$4,524	$907	$145
Foreign currency forwards	1,830	2	10	—	—	—
Interest rate swaps	4,580	1,884	92	5,108	823	169

Subtotal	9,630	2,386	200	9,632	1,730	314

Cash flow hedges:
Foreign currency swaps	6,370	352	306	5,556	213	347
Interest rate swaps	3,230	947	—	3,562	102	116
Interest rate forwards	965	210	—	1,140	—	107
Credit forwards	20	4	—	90	2	3

Subtotal	10,585	1,513	306	10,348	317	573

Foreign operations hedges:
Foreign currency forwards	1,689	53	12	1,935	9	26
Non-derivative hedging instruments	—	—	—	169	—	185

Subtotal	1,689	53	12	2,104	9	211

Total qualifying hedges	$21,904	$3,952	$518	$22,084	$2,056	$1,098

Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member]
Derivatives, Fair Value [Line Items]
Schedule of Derivatives Instruments Statements of Financial Performance and Financial Position, Location [Table Text Block]

	December 31,
	2011			2010
Derivatives Not Designated or Not Qualifying as Hedging Instruments	Notional Amount	Estimated Fair Value		Notional Amount	Estimated Fair Value
		Assets	Liabilities		Assets	Liabilities
	(In millions)
Interest rate swaps	$71,923	$5,410	$2,107	$46,133	$1,729	$1,231
Interest rate floors	23,866	1,246	165	23,866	630	66
Interest rate caps	49,665	102	—	35,412	176	1
Interest rate futures	14,965	25	19	9,385	43	17
Interest rate options	16,988	896	6	8,761	144	23
Interest rate forwards	13,068	76	91	9,234	106	28
Synthetic GICs	4,454	—	—	4,397	—	—
Foreign currency swaps	6,871	320	656	7,546	496	790
Foreign currency forwards	6,630	145	38	8,508	110	65
Currency futures	633	—	—	493	2	—
Currency options	1,321	6	—	5,426	50	—
Credit default swaps	13,136	326	113	10,957	173	104
Equity futures	7,053	26	10	8,794	21	9
Equity options	17,099	3,263	179	33,688	1,843	1,197
Variance swaps	18,801	397	75	18,022	198	118
Total rate of return swaps	1,644	10	34	1,547	—	—

Total non-designated or non-qualifying derivatives	$268,117	$12,248	$3,493	$232,169	$5,721	$3,649

Fair Value (Tables)	12 Months Ended
Dec. 31, 2011
Fair Value [Abstract]
Recurring Fair Value Measurements

	December 31, 2011
	Fair Value Measurements at Reporting Date Using
	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total Estimated Fair Value
	(In millions)
Assets:
Fixed maturity securities:
U.S. corporate securities	$—	$99,001	$6,784	$105,785
Foreign corporate securities	—	59,648	4,370	64,018
Foreign government securities	76	50,138	2,322	52,536
RMBS	—	41,035	1,602	42,637
U.S. Treasury and agency securities	19,911	20,070	31	40,012
CMBS	—	18,316	753	19,069
State and political subdivision securities	—	13,182	53	13,235
ABS	—	11,129	1,850	12,979
Other fixed maturity securities	—	—	—	—

Total fixed maturity securities	19,987	312,519	17,765	350,271

Equity securities:
Common stock	819	1,105	281	2,205
Non-redeemable preferred stock	—	380	438	818

Total equity securities	819	1,485	719	3,023

Trading and other securities:
Actively Traded Securities	—	473	—	473
FVO general account securities	—	244	23	267
FVO contractholder-directed unit-linked investments	7,572	8,453	1,386	17,411
FVO securities held by CSEs	—	117	—	117

Total trading and other securities	7,572	9,287	1,409	18,268
Short-term investments (1)	8,150	8,120	590	16,860
Mortgage loans:
Commercial mortgage loans held by CSEs	—	3,138	—	3,138
Mortgage loans held-for-sale: (2)
Residential mortgage loans	—	2,836	228	3,064
Securitized reverse residential mortgage loans	—	6,466	1,186	7,652

Total mortgage loans held-for-sale	—	9,302	1,414	10,716

Total mortgage loans	—	12,440	1,414	13,854
Other invested assets:
MSRs	—	—	666	666
Other investments	312	124	—	436
Derivative assets: (3)
Interest rate contracts	32	10,426	338	10,796
Foreign currency contracts	1	1,316	61	1,378
Credit contracts	—	301	29	330
Equity market contracts	29	2,703	964	3,696

Total derivative assets	62	14,746	1,392	16,200

Total other invested assets	374	14,870	2,058	17,302
Net embedded derivatives within asset host contracts (4)	—	1	362	363
Separate account assets (5)	28,191	173,507	1,325	203,023

Total assets	$65,093	$532,229	$25,642	$622,964

Liabilities:
Derivative liabilities: (3)
Interest rate contracts	$91	$2,351	$38	$2,480
Foreign currency contracts	—	1,103	17	1,120
Credit contracts	—	85	28	113
Equity market contracts	12	211	75	298

Total derivative liabilities	103	3,750	158	4,011
Net embedded derivatives within liability host contracts (4)	—	19	4,565	4,584
Long-term debt of CSEs	—	2,952	116	3,068
Liability related to securitized reverse residential mortgage loans (6)	—	6,451	1,175	7,626
Trading liabilities (6)	124	3	—	127

Total liabilities	$227	$13,175	$6,014	$19,416

	December 31, 2010
	Fair Value Measurements at Reporting Date Using
	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total Estimated Fair Value
	(In millions)
Assets:
Fixed maturity securities:
U.S. corporate securities	$—	$84,623	$7,149	$91,772
Foreign corporate securities	—	62,162	5,726	67,888
Foreign government securities	149	38,719	3,134	42,002
RMBS	274	43,037	2,541	45,852
U.S. Treasury and agency securities	14,602	18,623	79	33,304
CMBS	—	19,664	1,011	20,675
State and political subdivision securities	—	10,083	46	10,129
ABS	—	10,142	3,026	13,168
Other fixed maturity securities	—	3	4	7

Total fixed maturity securities	15,025	287,056	22,716	324,797

Equity securities:
Common stock	831	1,094	268	2,193
Non-redeemable preferred stock	—	504	905	1,409

Total equity securities	831	1,598	1,173	3,602

Trading and other securities:
Actively Traded Securities	—	453	10	463
FVO general account securities	—	54	77	131
FVO contractholder-directed unit-linked investments	6,270	10,789	735	17,794
FVO securities held by CSEs	—	201	—	201

Total trading and other securities	6,270	11,497	822	18,589
Short-term investments (1)	3,026	4,681	858	8,565
Mortgage loans:
Commercial mortgage loans held by CSEs	—	6,840	—	6,840
Residential mortgage loans held-for-sale (2)	—	2,486	24	2,510

Total mortgage loans	—	9,326	24	9,350
Other invested assets:
MSRs	—	—	950	950
Other investments	373	121	—	494
Derivative assets: (3)
Interest rate contracts	131	3,583	39	3,753
Foreign currency contracts	2	1,711	74	1,787
Credit contracts	—	125	50	175
Equity market contracts	23	1,757	282	2,062

Total derivative assets	156	7,176	445	7,777

Total other invested assets	529	7,297	1,395	9,221
Net embedded derivatives within asset host contracts (4)	—	—	185	185
Separate account assets (5)	25,566	155,589	1,983	183,138

Total assets	$51,247	$477,044	$29,156	$557,447

Liabilities:
Derivative liabilities: (3)
Interest rate contracts	$35	$1,598	$125	$1,758
Foreign currency contracts	—	1,372	1	1,373
Credit contracts	—	101	6	107
Equity market contracts	10	1,174	140	1,324

Total derivative liabilities	45	4,245	272	4,562
Net embedded derivatives within liability host contracts (4)	—	11	2,623	2,634
Long-term debt of CSEs	—	6,636	184	6,820
Trading liabilities (6)	46	—	—	46

Total liabilities	$91	$10,892	$3,079	$14,062

(1)

Short-term investments as presented in the tables above differ from the amounts presented in the consolidated balance sheets because certain short-term investments are not measured at estimated fair value (e.g., time deposits, etc.), and therefore are excluded from the tables presented above.

(2)

Mortgage loans held-for-sale as presented in the tables above differ from the amount presented in the consolidated balance sheets as these tables do not include mortgage loans that were previously designated as held-for-investment, but now are designated as held-for-sale and stated at lower of amortized cost or estimated fair value.

(3)

Derivative liabilities are presented within other liabilities in the consolidated balance sheets. The amounts are presented gross in the tables above to reflect the presentation in the consolidated balance sheets, but are presented net for purposes of the rollforward in the Fair Value Measurements Using Significant Unobservable Inputs (Level 3) tables which follow. At December 31, 2010 there were $185 million of non-derivative hedging instruments, carried at amortized cost, which are included within the liabilities total in Note 4 but excluded from derivative liabilities in the tables above as they are not derivative instruments. At December 31, 2011, there were no non-derivative hedging instruments.

(4)

Net embedded derivatives within asset host contracts are presented primarily within premiums, reinsurance and other receivables in the consolidated balance sheets. Net embedded derivatives within liability host contracts are presented primarily within PABs in the consolidated balance sheets. At December 31, 2011, fixed maturity securities and equity securities also included embedded derivatives of $2 million and ($72) million, respectively. At December 31, 2010, fixed maturity securities and equity securities included embedded derivatives of $5 million and ($62) million, respectively.

(5)

Separate account assets are measured at estimated fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.

(6)	The liability related to securitized reverse residential mortgage loans and trading liabilities are presented within other liabilities in the consolidated balance sheets.

Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
	Fixed Maturity Securities:
	U.S. Corporate Securities	Foreign Corporate Securities	Foreign Government Securities	RMBS	U.S. Treasury and Agency Securities	CMBS	State and Political Subdivision Securities	ABS	Other Fixed Maturity Securities
	(In millions)
Year Ended December 31, 2011:
Balance, January 1,	$7,149	$5,726	$3,134	$2,541	$79	$1,011	$46	$3,026	$4
Total realized/unrealized gains (losses) included in:
Earnings: (1), (2)
Net investment income	11	27	18	10	—	25	—	24	—
Net investment gains (losses)	17	(9)	—	(41)	—	(16)	—	(18)	—
Net derivative gains (losses)	—	—	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	—	—	—
Policyholder benefits and claims	—	—	—	—	—	—	—	—	—
Other expenses	—	—	—	—	—	—	—	—	—
Other comprehensive income (loss)	327	(66)	—	(5)	3	71	(8)	81	—
Purchases (3)	912	1,740	529	393	6	283	11	1,033	—
Sales (3)	(887)	(2,094)	(179)	(213)	(1)	(178)	(4)	(659)	(4)
Issuances (3)	—	—	—	—	—	—	—	—	—
Settlements (3)	—	—	—	—	—	—	—	—	—
Transfers into Level 3 (4)	169	211	123	20	—	52	10	14	—
Transfers out of Level 3 (4)	(914)	(1,165)	(1,303)	(1,103)	(56)	(495)	(2)	(1,651)	—

Balance, December 31,	$6,784	$4,370	$2,322	$1,602	$31	$753	$53	$1,850	$—

Changes in unrealized gains (losses) relating to assets and liabilities still held at December 31, 2011 included in earnings:
Net investment income	$10	$19	$18	$11	$—	$24	$—	$20	$—
Net investment gains (losses)	$(27)	$(31)	$(3)	$(41)	$—	$(14)	$—	$(10)	$—
Net derivative gains (losses)	$—	$—	$—	$—	$—	$—	$—	$—	$—
Other revenues	$—	$—	$—	$—	$—	$—	$—	$—	$—
Policyholder benefits and claims	$—	$—	$—	$—	$—	$—	$—	$—	$—
Other expenses	$—	$—	$—	$—	$—	$—	$—	$—	$—

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
	Equity Securities:		Trading and Other Securities:			Short-term Investments	Residential Mortgage Loans Held- for-sale	Securitized Reverse Residential Mortgage Loans
	Common Stock	Non- redeemable Preferred Stock	Actively Traded Securities	FVO General Account Securities	FVO Contractholder- directed Unit-linked Investments
	(In millions)
Year Ended December 31, 2011:
Balance, January 1,	$268	$905	$10	$77	$735	$858	$24	$—
Total realized/unrealized gains (losses) included in:
Earnings: (1), (2)
Net investment income	—	—	—	(7)	5	3	—	—
Net investment gains (losses)	14	(71)	—	—	—	(2)	—	—
Net derivative gains (losses)	—	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	5	—
Policyholder benefits and claims	—	—	—	—	—	—	—	—
Other expenses	—	—	—	—	—	—	—	—
Other comprehensive income (loss)	5	5	—	—	—	2	—	—
Purchases (3)	106	3	—	—	1,246	600	3	—
Sales (3)	(46)	(416)	(8)	(33)	(478)	(870)	—	—
Issuances (3)	—	—	—	—	—	—	175	1,186
Settlements (3)	—	—	—	—	—	—	(87)	—
Transfers into Level 3 (4)	—	12	—	—	121	—	109	—
Transfers out of Level 3 (4)	(66)	—	(2)	(14)	(243)	(1)	(1)	—

Balance, December 31,	$281	$438	$—	$23	$1,386	$590	$228	$1,186

Changes in unrealized gains (losses) relating to assets and liabilities still held at December 31, 2011 included in earnings:
Net investment income	$—	$—	$—	$(8)	$(4)	$—	$—	$—
Net investment gains (losses)	$(6)	$(19)	$—	$—	$—	$(1)	$—	$—
Net derivative gains (losses)	$—	$—	$—	$—	$—	$—	$—	$—
Other revenues	$—	$—	$—	$—	$—	$—	$5	$—
Policyholder benefits and claims	$—	$—	$—	$—	$—	$—	$—	$—
Other expenses	$—	$—	$—	$—	$—	$—	$—	$—

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
	MSRs (5), (6)	Net Derivatives: (7)				Net Embedded Derivatives (8)	Separate Account Assets (9)	Long-term Debt of CSEs
		Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Market Contracts				Liability Related to Securitized Reverse Mortgage Loans
	(In millions)
Year Ended December 31, 2011:
Balance, January 1,	$950	$(86)	$73	$44	$142	$(2,438)	$1,983	$(184)	$—
Total realized/unrealized gains (losses) included in:
Earnings: (1), (2)
Net investment income	—	—	—	—	(3)	—	—	—	—
Net investment gains (losses)	—	—	—	—	—	—	39	(8)	—
Net derivative gains (losses)	—	41	(28)	(43)	601	(1,277)	—	—	—
Other revenues	(314)	62	—	—	—	—	—	—	—
Policyholder benefits and claims	—	—	—	—	7	86	—	—	—
Other expenses	—	—	—	—	—	—	—	—	—
Other comprehensive income (loss)	—	329	—	14	1	(119)	—	—	—
Purchases (3)	—	(1)	—	1	228	—	284	—	—
Sales (3)	—	—	—	—	—	—	(743)	—	—
Issuances (3)	173	—	—	(3)	(4)	—	—	—	(1,175)
Settlements (3)	(143)	(44)	(1)	(12)	(8)	(455)	—	76	—
Transfers into Level 3 (4)	—	(1)	—	—	—	—	19	—	—
Transfers out of Level 3 (4)	—	—	—	—	(75)	—	(257)	—	—

Balance, December 31,	$666	$300	$44	$1	$889	$(4,203)	$1,325	$(116)	$(1,175)

Changes in unrealized gains (losses) relating to assets and liabilities still held at December 31, 2011 included in earnings:
Net investment income	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net investment gains (losses)	$—	$—	$—	$—	$—	$—	$—	$(8)	$—
Net derivative gains (losses)	$—	$24	$(24)	$(42)	$601	$(1,303)	$—	$—	$—
Other revenues	$(282)	$68	$—	$—	$—	$—	$—	$—	$—
Policyholder benefits and claims	$—	$—	$—	$—	$7	$94	$—	$—	$—
Other expenses	$—	$—	$—	$—	$—	$—	$—	$—	$—

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
	Fixed Maturity Securities:
	U.S. Corporate Securities	Foreign Corporate Securities	Foreign Government Securities	RMBS	U.S. Treasury and Agency Securities	CMBS	State and Political Subdivision Securities	ABS	Other Fixed Maturity Securities
	(In millions)
Year Ended December 31, 2010:
Balance, January 1,	$6,694	$5,244	$378	$2,884	$37	$139	$69	$1,659	$6
Total realized/unrealized gains (losses) included in:
Earnings: (1), (2)
Net investment income	22	15	6	64	—	1	—	9	1
Net investment gains (losses)	(13)	(34)	(5)	(59)	—	(6)	—	(40)	—
Net derivative gains (losses)	—	—	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	—	—	—
Policyholder benefits and claims	—	—	—	—	—	—	—	—	—
Other expenses	—	—	—	—	—	—	—	—	—
Other comprehensive income (loss)	277	318	(95)	305	2	89	(2)	168	2
Purchases, sales, issuances and settlements (3)	(415)	305	2,965	(445)	(6)	684	9	1,435	(5)
Transfers into Level 3 (4)	898	502	40	91	46	132	—	28	—
Transfers out of Level 3 (4)	(314)	(624)	(155)	(299)	—	(28)	(30)	(233)	—

Balance, December 31,	$7,149	$5,726	$3,134	$2,541	$79	$1,011	$46	$3,026	$4

Changes in unrealized gains (losses) relating to assets and liabilities still held at December 31, 2010 included in earnings:
Net investment income	$13	$15	$10	$63	$—	$1	$—	$9	$1
Net investment gains (losses)	$(44)	$(43)	$—	$(29)	$—	$(6)	$—	$(23)	$—
Net derivative gains (losses)	$—	$—	$—	$—	$—	$—	$—	$—	$—
Other revenues	$—	$—	$—	$—	$—	$—	$—	$—	$—
Policyholder benefits and claims	$—	$—	$—	$—	$—	$—	$—	$—	$—
Other expenses	$—	$—	$—	$—	$—	$—	$—	$—	$—

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
	Equity Securities:		Trading and Other Securities:			Short-term Investments	Residential Mortgage Loans Held- for-sale	MSRs (5), (6)
	Common Stock	Non- redeemable Preferred Stock	Actively Traded Securities	FVO General Account Securities	FVO Contractholder- directed Unit-linked Investments
	(In millions)
Year Ended December 31, 2010:
Balance, January 1,	$136	$1,102	$32	$51	$—	$23	$25	$878
Total realized/unrealized gains (losses) included in:
Earnings: (1), (2)
Net investment income	—	—	—	8	(15)	2	—	—
Net investment gains (losses)	5	46	—	—	—	—	—	—
Net derivative gains (losses)	—	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	(2)	(79)
Policyholder benefits and claims	—	—	—	—	—	—	—	—
Other expenses	—	—	—	—	—	—	—	—
Other comprehensive income (loss)	7	12	—	—	—	(9)	—	—
Purchases, sales, issuances and settlements (3)	128	(250)	(22)	(1)	750	842	—	151
Transfers into Level 3 (4)	1	—	—	37	—	—	10	—
Transfers out of Level 3 (4)	(9)	(5)	—	(18)	—	—	(9)	—

Balance, December 31,	$268	$905	$10	$77	$735	$858	$24	$950

Changes in unrealized gains (losses) relating to assets and liabilities still held at December 31, 2010 included in earnings:
Net investment income	$—	$—	$—	$12	$(15)	$2	$—	$—
Net investment gains (losses)	$(2)	$(3)	$—	$—	$—	$—	$—	$—
Net derivative gains (losses)	$—	$—	$—	$—	$—	$—	$—	$—
Other revenues	$—	$—	$—	$—	$—	$—	$(2)	$(28)
Policyholder benefits and claims	$—	$—	$—	$—	$—	$—	$—	$—
Other expenses	$—	$—	$—	$—	$—	$—	$—	$—

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
	Net Derivatives: (7)				Net Embedded Derivatives (8)	Separate Account Assets (9)	Long-term Debt of CSEs (10)
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Market Contracts
	(In millions)
Year Ended December 31, 2010:
Balance, January 1,	$7	$108	$42	$199	$(1,455)	$1,797	$—
Total realized/unrealized gains (losses) included in:
Earnings: (1), (2)
Net investment income	—	—	—	—	—	—	—
Net investment gains (losses)	—	—	—	—	—	132	48
Net derivative gains (losses)	36	46	4	(88)	(343)	—	—
Other revenues	1	—	—	—	—	—	—
Policyholder benefits and claims	—	—	—	—	8	—	—
Other expenses	—	(4)	—	—	—	—	—
Other comprehensive income (loss)	(107)	2	13	11	(226)	—	—
Purchases, sales, issuances and settlements (3)	(23)	(57)	(15)	20	(422)	242	(232)
Transfers into Level 3 (4)	—	—	—	—	—	46	—
Transfers out of Level 3 (4)	—	(22)	—	—	—	(234)	—

Balance, December 31,	$(86)	$73	$44	$142	$(2,438)	$1,983	$(184)

Changes in unrealized gains (losses) relating to assets and liabilities still held at December 31, 2010 included in earnings:
Net investment income	$—	$—	$—	$—	$—	$—	$—
Net investment gains (losses)	$—	$—	$—	$—	$—	$—	$48
Net derivative gains (losses)	$36	$45	$6	$(82)	$(363)	$—	$—
Other revenues	$5	$—	$—	$—	$—	$—	$—
Policyholder benefits and claims	$—	$—	$—	$—	$8	$—	$—
Other expenses	$—	$—	$—	$—	$—	$—	$—

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
	Fixed Maturity Securities:
	U.S. Corporate Securities	Foreign Corporate Securities	Foreign Government Securities	RMBS	U.S. Treasury and Agency Securities	CMBS	State and Political Subdivision Securities	ABS	Other Fixed Maturity Securities
	(In millions)
Year Ended December 31, 2009:
Balance, January 1,	$7,498	$5,906	$386	$1,655	$88	$260	$123	$1,383	$40
Total realized/unrealized gains (losses) included in:
Earnings: (1), (2)
Net investment income	15	(4)	12	36	—	1	—	2	1
Net investment gains (losses)	(444)	(326)	(52)	(27)	—	(37)	—	(101)	—
Net derivative gains (losses)	—	—	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	—	—	—
Policyholder benefits and claims	—	—	—	—	—	—	—	—	—
Other expenses	—	—	—	—	—	—	—	—	—
Other comprehensive income (loss)	940	1,515	53	210	(1)	53	7	473	—
Purchases, sales, issuances and settlements (3)	(1,359)	(519)	12	1,126	(29)	(44)	(19)	(139)	(35)
Transfers into and/or out of level 3 (4)	44	(1,328)	(33)	(116)	(21)	(94)	(42)	41	—

Balance, December 31,	$6,694	$5,244	$378	$2,884	$37	$139	$69	$1,659	$6

Changes in unrealized gains (losses) relating to assets and liabilities still held at December 31, 2009 included in earnings:
Net investment income	$18	$(3)	$11	$36	$—	$1	$—	$2	$1
Net investment gains (losses)	$(412)	$(176)	$—	$(82)	$—	$(61)	$—	$(48)	$—
Net derivative gains (losses)	$—	$—	$—	$—	$—	$—	$—	$—	$—
Other revenues	$—	$—	$—	$—	$—	$—	$—	$—	$—
Policyholder benefits and claims	$—	$—	$—	$—	$—	$—	$—	$—	$—
Other expenses	$—	$—	$—	$—	$—	$—	$—	$—	$—

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
	Equity Securities:
	Common Stock	Non- redeemable Preferred Stock	Trading and Other Securities	Short-term Investments	Residential Mortgage Loans Held- for-sale	MSRs (5), (6)
	(In millions)
Year Ended December 31, 2009:
Balance, January 1,	$105	$1,274	$175	$100	$177	$191
Total realized/unrealized gains (losses) included in:
Earnings: (1), (2)
Net investment income	—	—	16	—	—	—
Net investment gains (losses)	(2)	(357)	—	(21)	—	—
Net derivative gains (losses)	—	—	—	—	—	—
Other revenues	—	—	—	—	(3)	172
Policyholder benefits claims	—	—	—	—	—	—
Other expenses	—	—	—	—	—	—
Other comprehensive income (loss)	6	486	—	—	—	—
Purchases, sales, issuances and settlements (3)	23	(256)	(108)	(51)	2	515
Transfers into and/or out of level 3 (4)	4	(45)	—	(5)	(151)	—

Balance, December 31,	$136	$1,102	$83	$23	$25	$878

Changes in unrealized gains (losses) relating to assets and liabilities still held at December 31, 2009 included in earnings:
Net investment income	$—	$—	$15	$—	$—	$—
Net investment gains (losses)	$(1)	$(168)	$—	$1	$—	$—
Net derivative gains (losses)	$—	$—	$—	$—	$—	$—
Other revenues	$—	$—	$—	$—	$(3)	$147
Policyholder benefits and claims	$—	$—	$—	$—	$—	$—
Other expenses	$—	$—	$—	$—	$—	$—

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
	Net Derivatives (7)	Net Embedded Derivatives (8)	Separate Account Assets (9)	Long-term Debt CSEs
	(In millions)
Year Ended December 31, 2009:
Balance, January 1,	$2,547	$(2,929)	$1,677	$—
Total realized/unrealized gains (losses) included in:
Earnings: (1), (2)
Net investment income	(13)	—	—	—
Net investment gains (losses)	—	—	(223)	—
Net derivative gains (losses)	(225)	1,716	—	—
Other revenues	(33)	—	—	—
Policyholder benefits and claims	—	(114)	—	—
Other expenses	(2)	—	—	—
Other comprehensive income (loss)	(11)	15	—	—
Purchases, sales, issuances and settlements (3)	97	(143)	478	—
Transfers into and/or out of level 3 (4)	(2,004)	—	(135)	—

Balance, December 31,	$356	$(1,455)	$1,797	$—

Changes in unrealized gains (losses) relating to assets and liabilities still held at December 31, 2009 included in earnings:
Net investment income	$(13)	$—	$—	$—
Net investment gains (losses)	$—	$—	$—	$—
Net derivative gains (losses)	$(194)	$1,697	$—	$—
Other revenues	$5	$—	$—	$—
Policyholder benefits and claims	$—	$(114)	$—	$—
Other expenses	$(2)	$—	$—	$—

(1)

Amortization of premium/discount is included within net investment income. Impairments charged to earnings on securities and certain mortgage loans are included within net investment gains (losses) while changes in estimated fair value of certain mortgage loans and MSRs are recorded in other revenues. Lapses associated with net embedded derivatives are included within net derivative gains (losses).

(2)	Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

(3)

The amount reported within purchases, sales, issuances and settlements is the purchase or issuance price and the sales or settlement proceeds based upon the actual date purchased or issued and sold or settled, respectively. Items purchased/issued and sold/settled in the same period are excluded from the rollforward. For the year ended December 31, 2011, fees attributed to net embedded derivatives are included within settlements. For the years ended December 31, 2010 and 2009, fees attributed to net embedded derivatives are included within purchases, sales, issuances and settlements. Purchases, sales, issuances and settlements for the year ended December 31, 2010 include financial instruments acquired from ALICO as follows: $5.4 billion of fixed maturity securities, $68 million of equity securities, $582 million of trading and other securities, $216 million of short-term investments, ($10) million of net derivatives, $244 million of separate account assets and ($116) million of net embedded derivatives.

(4)

Total gains and losses (in earnings and other comprehensive income (loss)) are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and/or out of Level 3 in the same period are excluded from the rollforward.

(5)

The additions for purchases, originations and issuances and the reductions for loan payments, sales and settlements, affecting MSRs were $173 million and ($143) million, respectively, for the year ended December 31, 2011. The additions for purchases, originations and issuances and the reductions for loan payments, sales and settlements, affecting MSRs were $330 million and ($179) million, respectively, for the year ended December 31, 2010. The additions for purchases, originations and issuances and the reductions for loan payments, sales and settlements, affecting MSRs were $628 million and ($113) million, respectively, for the year ended December 31, 2009.

(6)

The changes in estimated fair value due to changes in valuation model inputs or assumptions were ($314) million, ($79) million and $172 million for the years ended December 31, 2011, 2010 and 2009, respectively. For the years ended December 31, 2011, 2010 and 2009 there were no other changes in estimated fair value affecting MSRs.

(7)	Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

(8)	Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

(9)

Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders within separate account liabilities. Therefore, such changes in estimated fair value are not recorded in net income. For the purpose of this disclosure, these changes are presented within net investment gains (losses).

(10)	The long-term debt of the CSEs at January 1, 2010 is reported within the purchases, sales, issuances and settlements caption of the rollforward.

Residential mortgage loans held-for-sale carried under the fair value option

	December 31,
	2011	2010
	(In millions)
Unpaid principal balance	$2,935	$2,473
Excess of estimated fair value over unpaid principal balance	129	37

Carrying value at estimated fair value	$3,064	$2,510

Loans in non-accrual status	$3	$2
Loans more than 90 days past due	$20	$3
Loans in non-accrual status or more than 90 days past due, or both — difference between aggregate estimated fair value and unpaid principal balance	$(2)	$(1)

Changes in estimated fair value residential mortgage loans held-for-sale

	Years Ended December 31,
	2011	2010	2009
	(In millions)
Instrument-specific credit risk based on changes in credit spreads for non-agency loans and adjustments in individual loan quality	$(3)	$(1)	$(2)
Other changes in estimated fair value	511	487	600

Total gains (losses) recognized in other revenues	$508	$486	$598

Securitized reverse residential mortgage loans

December 31, 2011
(In millions)
Unpaid principal balance	$6,914
Excess of estimated fair value over unpaid principal balance	738

Carrying value at estimated fair value	$7,652

Loans in non-accrual status	$—
Loans more than 90 days past due	$59
Loans in non-accrual status or more than 90 days past due, or both — difference between aggregate estimated fair value and unpaid principal balance	$—

Fair value liabilities measured on recurring basis liability related to securitized reverse residential mortgage loans

December 31, 2011
(In millions)
Contractual principal balance	$6,914
Excess of estimated fair value over contractual principal balance	712

Carrying value at estimated fair value	$7,626

Mortgage Loans Held by Consolidated Securitization Entities carried under the Fair Value Option

	December 31,
	2011	2010
	(In millions)
Unpaid principal balance	$3,019	$6,636
Excess of estimated fair value over unpaid principal balance	119	204

Carrying value at estimated fair value	$3,138	$6,840

Commercial mortgage loans and securities classified as trading securities the related long-term debt carried under fair value option

	December 31,
	2011	2010
	(In millions)
Contractual principal balance	$2,954	$6,619
Excess of estimated fair value over contractual principal balance	114	201

Carrying value at estimated fair value	$3,068	$6,820

Estimated fair value of certain investments

	Years Ended December 31,
	2011			2010			2009
	Carrying Value Prior to Measurement	Estimated Fair Value After Measurement	Net Investment Gains (Losses)	Carrying Value Prior to Measurement	Estimated Fair Value After Measurement	Net Investment Gains (Losses)	Carrying Value Prior to Measurement	Estimated Fair Value After Measurement	Net Investment Gains (Losses)
	(In millions)
Mortgage loans: (1)
Held-for-investment	$166	$151	$(15)	$179	$164	$(15)	$294	$202	$(92)
Held-for-sale	61	58	(3)	35	33	(2)	9	8	(1)

Mortgage loans, net	$227	$209	$(18)	$214	$197	$(17)	$303	$210	$(93)

Other limited partnership interests (2)	$18	$13	$(5)	$35	$23	$(12)	$915	$561	$(354)
Real estate joint ventures (3)	$—	$—	$—	$33	$8	$(25)	$175	$93	$(82)
Goodwill (4)	$65	$—	$(65)	$—	$—	$—	$—	$—	$—

(1)

Mortgage loans — The impaired mortgage loans presented above were written down to their estimated fair values at the date the impairments were recognized and are reported as losses above. Subsequent improvements in estimated fair value on previously impaired loans recorded through a reduction in the previously established valuation allowance are reported as gains above. Estimated fair values for impaired mortgage loans are based on observable market prices or, if the loans are in foreclosure or are otherwise determined to be collateral dependent, on the estimated fair value of the underlying collateral, or the present value of the expected future cash flows. Impairments to estimated fair value and decreases in previous impairments from subsequent improvements in estimated fair value represent non-recurring fair value measurements that have been categorized as Level 3 due to the lack of price transparency inherent in the limited markets for such mortgage loans.

(2)

Other limited partnership interests — The impaired investments presented above were accounted for using the cost method. Impairments on these cost method investments were recognized at estimated fair value determined from information provided in the financial statements of the underlying entities in the period in which the impairment was incurred. These impairments to estimated fair value represent non-recurring fair value measurements that have been classified as Level 3 due to the limited activity and price transparency inherent in the market for such investments. This category includes several private equity and debt funds that typically invest primarily in a diversified pool of investments using certain investment strategies including domestic and international leveraged buyout funds; power, energy, timber and infrastructure development funds; venture capital funds; and below investment grade debt and mezzanine debt funds. The estimated fair values of these investments have been determined using the NAV of the Company’s ownership interest in the partners’ capital. Distributions from these investments will be generated from investment gains, from operating income from the underlying investments of the funds and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next two to 10 years. Unfunded commitments for these investments were $4 million and $34 million at December 31, 2011 and 2010, respectively.

(3)

Real estate joint ventures — The impaired investments presented above were accounted for using the cost method. Impairments on these cost method investments were recognized at estimated fair value determined from information provided in the financial statements of the underlying entities in the period in which the impairment was incurred. These impairments to estimated fair value represent non-recurring fair value measurements that have been classified as Level 3 due to the limited activity and price transparency inherent in the market for such investments. This category includes several real estate funds that typically invest primarily in commercial real estate. The estimated fair values of these investments have been determined using the NAV of the Company’s ownership interest in the partners’ capital. Distributions from these investments will be generated from investment gains, from operating income from the underlying investments of the funds and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next two to 10 years. There were no unfunded commitments for these investments at December 31, 2011. Unfunded commitments for these investments were $6 million at December 31, 2010.

(4)

Goodwill — As discussed in Notes 2 and 7, the Company recorded an impairment of goodwill associated with MetLife Bank. This impairment has been categorized as Level 3 due to the significant unobservable inputs used in the determination of the associated estimated fair value.

Fair value of financial instruments

	December 31,
	2011			2010
	Notional Amount	Carrying Value	Estimated Fair Value	Notional Amount	Carrying Value	Estimated Fair Value
	(In millions)
Assets:
Mortgage loans: (1)
Held-for-investment		$53,777	$56,422		$52,136	$53,927
Held-for-sale		4,462	4,462		811	811

Mortgage loans, net		$58,239	$60,884		$52,947	$54,738
Policy loans		$11,892	$14,213		$11,761	$13,253
Real estate joint ventures (2)		$130	$183		$451	$482
Other limited partnership interests (2)		$1,318	$1,656		$1,539	$1,619
Short-term investments (3)		$450	$450		$819	$819
Other invested assets (2)		$1,434	$1,434		$1,490	$1,490
Cash and cash equivalents		$10,461	$10,461		$12,957	$12,957
Accrued investment income		$4,344	$4,344		$4,328	$4,328
Premiums, reinsurance and other receivables (2)		$4,639	$5,232		$3,752	$4,048
Other assets (2)		$310	$308		$466	$453
Assets of subsidiaries held-for-sale (2)		$—	$—		$3,068	$3,068
Liabilities:
PABs (2)		$146,890	$153,304		$146,822	$152,745
Payables for collateral under securities loaned and other transactions		$33,716	$33,716		$27,272	$27,272
Bank deposits		$10,507	$10,507		$10,316	$10,371
Short-term debt		$686	$686		$306	$306
Long-term debt (2), (4)		$20,587	$22,514		$20,734	$21,892
Collateral financing arrangements		$4,647	$4,136		$5,297	$4,757
Junior subordinated debt securities		$3,192	$3,491		$3,191	$3,461
Other liabilities (2), (5)		$4,087	$4,087		$2,777	$2,777
Separate account liabilities (2)		$49,610	$49,610		$42,160	$42,160
Liabilities of subsidiaries held-for-sale (2)		$—	$—		$105	$105
Commitments: (6)
Mortgage loan commitments	$4,129	$—	$3	$3,754	$—	$(17)
Commitments to fund bank credit facilities, bridge loans and private corporate bond investments	$1,432	$—	$51	$2,437	$—	$—

(1)

Mortgage loans held-for-investment as presented in the table above differ from the amounts presented in the consolidated balance sheets because this table does not include commercial mortgage loans held by CSEs, which are accounted for under the FVO.

Mortgage loans held-for-sale as presented in the table above differ from the amounts presented in the consolidated balance sheets because this table only includes mortgage loans that were previously designated as held-for-investment but now are designated as held-for-sale and stated at lower of amortized cost or estimated fair value.

(2)

Carrying values presented herein differ from those presented in the consolidated balance sheets because certain items within the respective financial statement caption are not considered financial instruments. Financial statement captions excluded from the table above are not considered financial instruments.

(3)

Short-term investments as presented in the table above differ from the amounts presented in the consolidated balance sheets because this table does not include short-term investments that meet the definition of a security, which are measured at estimated fair value on a recurring basis.

(4)	Long-term debt as presented in the table above does not include long-term debt of CSEs, which is accounted for under the FVO.

(5)

Other liabilities as presented in the table above differ from the amounts presented in the consolidated balance sheets because certain items within other liabilities are not considered financial instruments and this table does not include the liability related to securitized reverse residential mortgage loans, which are accounted for under the FVO.

(6)	Commitments are off-balance sheet obligations. Negative estimated fair values represent off-balance sheet liabilities.

Deferred Policy Acquisition Costs and Value of Business Acquired (Tables)	12 Months Ended
Dec. 31, 2011
Deferred Policy Acquisition Costs and Value of Business Acquired [Abstract]
Schedule of Deferred Policy Acquisition Costs and Value of Business Acquired

	DAC	VOBA	Total
	(In millions)
Balance at January 1, 2009	$13,638	$3,491	$17,129
Capitalizations	2,502	—	2,502

Subtotal	16,140	3,491	19,631

Amortization related to:
Net investment gains (losses)	568	87	655
Other expenses	(1,445)	(265)	(1,710)

Total amortization	(877)	(178)	(1,055)

Unrealized investment gains (losses)	(1,850)	(505)	(2,355)
Effect of foreign currency translation and other	138	56	194

Balance at December 31, 2009	13,551	2,864	16,415
Capitalizations	2,770	—	2,770
Acquisitions	—	9,210	9,210

Subtotal	16,321	12,074	28,395

Amortization related to:
Net investment gains (losses)	(92)	(16)	(108)
Other expenses	(1,875)	(494)	(2,369)

Total amortization	(1,967)	(510)	(2,477)

Unrealized investment gains (losses)	(1,043)	(125)	(1,168)
Effect of foreign currency translation and other	66	(351)	(285)

Balance at December 31, 2010	13,377	11,088	24,465
Capitalizations	5,558	—	5,558
Acquisitions	—	11	11

Subtotal	18,935	11,099	30,034

Amortization related to:
Net investment gains (losses)	(478)	(49)	(527)
Other expenses	(2,614)	(1,757)	(4,371)

Total amortization	(3,092)	(1,806)	(4,898)

Unrealized investment gains (losses)	(427)	(361)	(788)
Effect of foreign currency translation and other	(176)	447	271

Balance at December 31, 2011	$15,240	$9,379	$24,619

Information regarding Deferred Policy Acquisition Costs and Value of Business Acquired by Segment

	DAC		VOBA		Total
	December 31,
	2011	2010	2011	2010	2011	2010
	(In millions)
Retail Products	$10,103	$10,128	$1,211	$1,927	$11,314	$12,055
Group, Voluntary and Worksite Benefits	744	736	—	—	744	736
Corporate Benefit Funding	86	61	3	1	89	62
Latin America	693	650	357	442	1,050	1,092
Asia	2,647	1,229	6,553	6,982	9,200	8,211
EMEA	966	571	1,254	1,735	2,220	2,306
Corporate & Other	1	2	1	1	2	3

Total	$15,240	$13,377	$9,379	$11,088	$24,619	$24,465

Goodwill (Tables)	12 Months Ended
Dec. 31, 2011
Goodwill [Abstract]
Goodwill Rollforward and by Segment

	December 31,
	2011	2010	2009
	(In millions)
Balance at January 1,	$11,781	$5,047	$5,008
Acquisitions	39	6,959	—
Impairments (1)	(65)	—	—
Effect of foreign currency translation and other	180	(225)	39

Balance at December 31,	$11,935	$11,781	$5,047

(1)	At December 31, 2011, the Company’s accumulated goodwill impairment loss was $65 million.

In the first quarter of 2012, the Company reorganized its business into six segments: Retail Products; Group, Voluntary and Worksite Benefits; Corporate Benefit Funding; Latin America; Asia; and EMEA. As a result of the reorganization, the Company reallocated goodwill from the former segments to the new segments. Information regarding allocated goodwill was as follows:

	December 31,
	2011		2010
	(In millions)
Retail Products	$2,955		$2,955
Group, Voluntary and Worksite Benefits	308		308
Corporate Benefit Funding	900		900
Latin America	501		229
Asia	5,443	(1)	72
EMEA	1,423		38
Corporate & Other	405		470

Total	$11,935		$4,972

(1)	Includes goodwill of $5.4 billion from the Japan operations.

Insurance (Tables)	12 Months Ended
Dec. 31, 2011
Insurance [Abstract]
Insurance Liabilities

	Future Policy Benefits		Policyholder Account Balances		Other Policy-Related Balances
	December 31,
	2011	2010	2011	2010	2011	2010
	(In millions)
Retail Products	$62,295	$60,921	$69,553	$66,193	$2,807	$2,878
Group, Voluntary and Worksite Benefits	20,465	19,439	9,273	9,676	3,378	3,250
Corporate Benefit Funding	49,657	43,628	56,367	57,828	201	204
Latin America	6,299	6,417	6,159	6,232	1,432	1,555
Asia	31,555	27,287	59,578	54,506	5,876	5,887
EMEA	7,728	7,384	14,396	14,095	1,482	1,544
Corporate & Other	6,276	5,846	2,374	2,227	423	432

Total	$184,275	$170,922	$217,700	$210,757	$15,599	$15,750

Value of Distribution Agreements and Customer Relationships Acquired

Amount
(In millions)
Balance at January 1, 2009	$822
Acquisitions	—
Amortization	(34)
Effect of foreign currency translation and other	4

Balance at December 31, 2009	792
Acquisitions	356
Amortization	(42)
Effect of foreign currency translation and other	(12)

Balance at December 31, 2010	1,094
Acquisitions	213
Amortization	(60)
Effect of foreign currency translation and other	17

Balance at December 31, 2011	$1,264

Negative Value of Business Acquired

Amount
(In millions)
Balance at January 1, 2010	$—
Acquisitions	4,422
Amortization	(64)
Effect of foreign currency translation	(71)

Balance at December 31, 2010	4,287
Acquisitions	7
Amortization	(697)
Effect of foreign currency translation	60

Balance at December 31, 2011	$3,657

Sales Inducements

Amount
(In millions)
Balance at January 1, 2009	$711
Capitalization	193
Amortization	(63)

Balance at December 31, 2009	841
Capitalization	157
Amortization	(80)

Balance at December 31, 2010	918
Capitalization	140
Amortization	(132)

Balance at December 31, 2011	$926

Schedule of Federal Home Loan Bank, common stock holdings, by branch of FHLB Bank

	December 31,
	2011	2010
	(In millions)
FHLB of New York (“FHLB of NY”)	$658	$890
FHLB of Boston	$70	$70
FHLB of Des Moines	$51	$20

Schedule of liability recorded and collateral pledged for funding agreements

	Liability		Collateral
	December 31,
	2011	2010	2011	2010
	(In millions)
FHLB of NY (1)	$11,655	$12,555	$13,002 (2)		$14,204 (2)
Farmer Mac (3)	$2,750	$2,750	$3,157 (4)		$3,159 (4)
FHLB of Boston (1)	$450	$100	$518 (2)		$211 (2)
FHLB of Des Moines (1)	$695	$—	$953 (2)	$	— (2)

(1)

Represents funding agreements issued to the FHLB in exchange for cash and for which the FHLB has been granted either a blanket lien or a lien on certain assets, including RMBS, to collateralize obligations under the funding agreements. The Company maintains control over these pledged assets, and may use, commingle, encumber or dispose of any portion of the collateral as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, the FHLB’s recovery on the collateral is limited to the amount of the Company’s liability to the FHLB.

(2)	Advances are collateralized by mortgage-backed securities. The amount of collateral presented is at estimated fair value.

(3)

Represents funding agreements issued to certain SPEs that have issued debt securities for which payment of interest and principal is secured by such funding agreements, and such debt securities are also guaranteed as to payment of interest and principal by the Federal Agricultural Mortgage Corporation, a federally chartered instrumentality of the United States (“Farmer Mac”).

(4)	Secured by a pledge of certain eligible agricultural real estate mortgage loans. The amount of collateral presented is at carrying value.

Liabilities for Unpaid Claims and Claim Expenses

	Years Ended December 31,
	2011	2010	2009
	(In millions)
Balance at January 1,	$10,708	$8,219	$8,260
Less: Reinsurance recoverables	2,198	547	1,042

Net balance at January 1,	8,510	7,672	7,218

Acquisitions, net	—	583	—
Incurred related to:
Current year	9,028	6,482	6,569
Prior years	(199)	(75)	(152)

Total incurred	8,829	6,407	6,417

Paid related to:
Current year	(6,238)	(4,050)	(3,972)
Prior years	(2,420)	(2,102)	(1,991)

Total paid	(8,658)	(6,152)	(5,963)

Net balance at December 31,	8,681	8,510	7,672
Add: Reinsurance recoverables	1,436	2,198	547

Balance at December 31,	$10,117	$10,708	$8,219

Guarantees related to Annuity, Universal and Variable Life Contracts

	December 31,
	2011		2010
	In the Event of Death	At Annuitization	In the Event of Death	At Annuitization
	(In millions)
Annuity Contracts (1)
Return of Net Deposits
Separate account value	$60,935	$486	$55,753	$390
Net amount at risk (2)	$8,912 (3)	$404 (4)	$6,194 (3)	$289 (4)
Average attained age of contractholders	62 years	66 years	62 years	67 years

Anniversary Contract Value or Minimum Return
Separate account value	$102,910	$71,934	$92,041	$55,668
Net amount at risk (2)	$7,729 (3)	$11,735 (4)	$5,297 (3)	$6,373 (4)
Average attained age of contractholders	63 years	62 years	62 years	61 years

Two Tier Annuities
General account value	N/A	$386	N/A	$280
Net amount at risk (2)	N/A	$60 (5)	N/A	$49 (5)
Average attained age of contractholders	N/A	60 years	N/A	62 years

	December 31,
	2011		2010
	Secondary Guarantees	Paid-Up Guarantees	Secondary Guarantees	Paid-Up Guarantees
	(In millions)
Universal and Variable Life Contracts (1)
Account value (general and separate account)	$12,946	$3,963	$11,015	$4,102
Net amount at risk (2)	$188,642 (3)	$24,991 (3)	$156,432 (3)	$26,851 (3)
Average attained age of policyholders	53 years	59 years	52 years	58 years

(1)	The Company’s annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

(2)	The net amount at risk is based on the direct and assumed amount at risk (excluding ceded reinsurance).

(3)	The net amount at risk for guarantees of amounts in the event of death is defined as the current GMDB in excess of the current account balance at the balance sheet date.

(4)

The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

(5)	The net amount at risk for two tier annuities is based on the excess of the upper tier, adjusted for a profit margin, less the lower tier.

Liabilities for Guarantees

	Annuity Contracts		Universal and Variable Life Contracts
	Guaranteed Death Benefits	Guaranteed Annuitization Benefits	Secondary Guarantees	Paid-Up Guarantees	Total
	(In millions)
Direct and Assumed
Balance at January 1, 2009	$251	$403	$271	$140	$1,065
Incurred guaranteed benefits	118	(1)	233	34	384
Paid guaranteed benefits	(201)	—	—	—	(201)

Balance at December 31, 2009	168	402	504	174	1,248
Acquisitions	46	110	2,952	—	3,108
Incurred guaranteed benefits	149	111	536	24	820
Paid guaranteed benefits	(91)	—	(1)	—	(92)

Balance at December 31, 2010	272	623	3,991	198	5,084
Incurred guaranteed benefits	273	269	496	23	1,061
Paid guaranteed benefits	(113)	(10)	(24)	—	(147)

Balance at December 31, 2011	$432	$882	$4,463	$221	$5,998

Ceded
Balance at January 1, 2009	$8	$—	$80	$90	$178
Incurred guaranteed benefits	26	—	102	32	160
Paid guaranteed benefits	(28)	—	—	—	(28)

Balance at December 31, 2009	6	—	182	122	310
Acquisitions	30	—	—	—	30
Incurred guaranteed benefits	18	(1)	412	17	446
Paid guaranteed benefits	(15)	—	—	—	(15)

Balance at December 31, 2010	39	(1)	594	139	771
Incurred guaranteed benefits	35	9	20	16	80
Paid guaranteed benefits	(20)	—	—	—	(20)

Balance at December 31, 2011	$54	$8	$614	$155	$831

Net
Balance at January 1, 2009	$243	$403	$191	$50	$887
Incurred guaranteed benefits	92	(1)	131	2	224
Paid guaranteed benefits	(173)	—	—	—	(173)

Balance at December 31, 2009	162	402	322	52	938
Acquisitions	16	110	2,952	—	3,078
Incurred guaranteed benefits	131	112	124	7	374
Paid guaranteed benefits	(76)	—	(1)	—	(77)

Balance at December 31, 2010	233	624	3,397	59	4,313
Incurred guaranteed benefits	238	260	476	7	981
Paid guaranteed benefits	(93)	(10)	(24)	—	(127)

Balance at December 31, 2011	$378	$874	$3,849	$66	$5,167

Fund Groupings

	December 31,
	2011	2010
	(In millions)
Fund Groupings:
Equity	$57,750	$59,546
Balanced	52,823	40,199
Bond	9,838	9,539
Money Market	1,521	1,584
Specialty	2,034	2,192

Total	$123,966	$113,060

Reinsurance (Tables)	12 Months Ended
Dec. 31, 2011
Reinsurance [Abstract]
Effect of reinsurance in the consolidated statements of operations

	Years Ended December 31,
	2011	2010	2009
	(In millions)
Premiums:
Direct premiums	$37,185	$27,596	$27,165
Reinsurance assumed	1,484	1,377	1,313
Reinsurance ceded	(2,308)	(1,902)	(2,321)

Net premiums	$36,361	$27,071	$26,157

Universal life and investment-type product policy fees:
Direct universal life and investment-type product policy fees	$8,455	$6,621	$5,784
Reinsurance assumed	154	138	106
Reinsurance ceded	(803)	(731)	(693)

Net universal life and investment-type product policy fees	$7,806	$6,028	$5,197

Other revenues:
Direct other revenues	$2,468	$2,256	$2,264
Reinsurance assumed	2	—	1
Reinsurance ceded	62	72	64

Net other revenues	$2,532	$2,328	$2,329

Policyholder benefits and claims:
Direct policyholder benefits and claims	$37,588	$31,402	$30,031
Reinsurance assumed	1,101	1,275	1,024
Reinsurance ceded	(3,218)	(3,490)	(3,050)

Net policyholder benefits and claims	$35,471	$29,187	$28,005

Interest credited to policyholder account balances:
Direct interest credited to policyholder account balances	$5,600	$4,917	$4,842
Reinsurance assumed	3	2	3
Reinsurance ceded	—	—	—

Net interest credited to policyholder account balances	$5,603	$4,919	$4,845

Policyholder dividends:
Direct policyholder dividends	$1,446	$1,485	$1,649
Reinsurance assumed	17	17	13
Reinsurance ceded	(17)	(17)	(13)

Net policyholder dividends	$1,446	$1,485	$1,649

Other expenses:
Direct other expenses	$18,672	$13,035	$10,774
Reinsurance assumed	168	116	133
Reinsurance ceded	(303)	(224)	(146)

Net other expenses	$18,537	$12,927	$10,761

Consolidated balance sheets impact of reinsurance

	December 31, 2011
	Direct	Assumed	Ceded	Total Balance Sheet
	(In millions)
Assets:
Premiums, reinsurance and other receivables	$5,601	$641	$16,239	$22,481
Deferred policy acquisition costs and value of business acquired	24,412	340	(133)	24,619

Total assets	$30,013	$981	$16,106	$47,100

Liabilities:
Future policy benefits	$182,304	$1,972	$(1)	$184,275
Policyholder account balances	214,206	3,494	—	217,700
Other policy-related balances	14,880	339	380	15,599
Other liabilities	25,245	630	5,039	30,914

Total liabilities	$436,635	$6,435	$5,418	$448,488

	December 31, 2010
	Direct	Assumed	Ceded	Total Balance Sheet
	(In millions)
Assets:
Premiums, reinsurance and other receivables	$5,517	$722	$13,560	$19,799
Deferred policy acquisition costs and value of business acquired	24,456	176	(167)	24,465

Total assets	$29,973	$898	$13,393	$44,264

Liabilities:
Future policy benefits	$168,913	$2,074	$(65)	$170,922
Policyholder account balances	208,520	2,237	—	210,757
Other policy-related balances	14,981	265	504	15,750
Other liabilities	17,057	608	2,701	20,366

Total liabilities	$409,471	$5,184	$3,140	$417,795

Closed Block (Tables)	12 Months Ended
Dec. 31, 2011
Closed Block [Abstract]
Information regarding the closed block liabilities and assets

	December 31,
	2011	2010
	(In millions)
Closed Block Liabilities
Future policy benefits	$43,169	$43,456
Other policy-related balances	358	316
Policyholder dividends payable	514	579
Policyholder dividend obligation	2,919	876
Current income tax payable	—	178
Other liabilities	613	627

Total closed block liabilities	47,573	46,032

Assets Designated to the Closed Block
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	30,407	28,768
Equity securities available-for-sale, at estimated fair value	35	102
Mortgage loans	6,206	6,253
Policy loans	4,657	4,629
Real estate and real estate joint ventures held-for-investment	364	328
Short-term investments	—	1
Other invested assets	857	729

Total investments	42,526	40,810
Cash and cash equivalents	249	236
Accrued investment income	509	518
Premiums, reinsurance and other receivables	109	95
Current income tax recoverable	53	—
Deferred income tax assets	362	474

Total assets designated to the closed block	43,808	42,133

Excess of closed block liabilities over assets designated to the closed block	3,765	3,899

Amounts included in accumulated other comprehensive income (loss):
Unrealized investment gains (losses), net of income tax	2,394	1,101
Unrealized gains (losses) on derivative instruments, net of income tax	11	10
Allocated to policyholder dividend obligation, net of income tax	(1,897)	(569)

Total amounts included in accumulated other comprehensive income (loss)	508	542

Maximum future earnings to be recognized from closed block assets and liabilities	$4,273	$4,441

Closed block policyholder dividend obligation

	Years Ended December 31,
	2011	2010	2009
	(In millions)
Balance at January 1,	$876	$—	$—
Change in unrealized investment and derivative gains (losses)	2,043	876	—

Balance at December 31,	$2,919	$876	$—

Information regarding the closed block revenues and expenses

	Years Ended December 31,
	2011	2010	2009
	(In millions)
Revenues
Premiums	$2,306	$2,461	$2,708
Net investment income	2,233	2,294	2,197
Net investment gains (losses):
Other-than-temporary impairments on fixed maturity securities	(14)	(32)	(107)
Other-than-temporary impairments on fixed maturity securities transferred to other comprehensive income (loss)	3	—	40
Other net investment gains (losses)	43	71	327

Total net investment gains (losses)	32	39	260
Net derivative gains (losses)	8	(27)	(128)

Total revenues	4,579	4,767	5,037

Expenses
Policyholder benefits and claims	2,991	3,115	3,329
Policyholder dividends	1,137	1,235	1,394
Other expenses	193	199	203

Total expenses	4,321	4,549	4,926

Revenues, net of expenses before provision for income tax expense (benefit)	258	218	111
Provision for income tax expense (benefit)	90	72	36

Revenues, net of expenses and provision for income tax expense (benefit)	$168	$146	$75

Change in the maximum future earnings of the closed block

	Years Ended December 31,
	2011	2010	2009
	(In millions)
Balance at December 31,	$4,273	$4,441	$4,587
Less:
Closed block adjustment (1)	—	—	144
Balance at January 1,	4,441	4,587	4,518

Change during year	$(168)	$(146)	$(75)

(1)	The closed block adjustment represents an intra-company reallocation of assets which affected the closed block. The adjustment had no impact on the Company’s consolidated financial statements.

Long-term and Short-term debt (Tables)	12 Months Ended
Dec. 31, 2011
Long-term and Short-term Debt [Abstract]
Long-term and Short-term debt outstanding

	Interest Rates		Maturity	December 31,
	Range	Weighted Average
				2011	2010
				(In millions)
Senior notes	0.57%-7.72%	4.84%	2012-2045	$15,666	$16,258
Advances agreements	0.23%-4.86%	2.28%	2012-2021	4,179	3,600
Surplus notes	7.63%-7.88%	7.85%	2015-2025	700	699
Fixed rate notes (1)	7.50%-15.00%	10.02%	2012	—	82
Other notes with varying interest rates	2.77%-8.00%	5.23%	2016-2030	42	95
Capital lease obligations				37	32

Total long-term debt (2)				20,624	20,766
Total short-term debt				686	306

Total				$21,310	$21,072

(1)	Certain of the fixed rate notes were repaid prior to maturity in 2011.

(2)	Excludes $3.1 billion and $6.8 billion of long-term debt relating to CSEs at December 31, 2011 and 2010, respectively. See Note 3.

Schedule of Short-term Debt

	December 31,
	2011	2010
	(In millions)
Commercial paper	$101	$102
MetLife Bank, N.A. - Advances agreements with the FHLB of NY	585	190
Other	—	14

Total short-term debt	$686	$306

Average daily balance	$447	$687
Average days outstanding	19 days	21 days

Schedule of Line of Credit Facilities

Borrower(s)	Expiration	Capacity	Letter of Credit Issuances	Drawdowns	Unused Commitments
		(In millions)
MetLife, Inc. and MetLife Funding, Inc.	October 2013 (1), (2)	$1,000	$104	$—	$896
MetLife, Inc. and MetLife Funding, Inc.	August 2016 (1)	3,000	2,980	—	20

Total		$4,000	$3,084	$—	$916

(1)

In August 2011, the 364-day, $1.0 billion senior unsecured credit agreement entered into in October 2010 by MetLife, Inc. and MetLife Funding, Inc., a subsidiary, was amended and restated to provide a five-year, $3.0 billion senior unsecured credit facility. Concurrently, MetLife, Inc. and MetLife Funding, Inc. elected to reduce the outstanding commitments under the three-year, $3.0 billion senior unsecured credit facility entered into in October 2010 to $1.0 billion with no change to the original maturity of October 2013. The Company incurred costs of $9 million related to the five-year credit facility, which have been capitalized and included in other assets. These costs will be amortized over the amended terms of the facilities. Due to the reduction in total capacity of the three-year facility, the Company subsequently expensed $4 million of the remaining deferred financing costs associated with the October 2010 credit agreement, which are included in other expenses.

(2)	All borrowings under the credit agreement must be repaid by October 2013, except that letters of credit outstanding upon termination may remain outstanding until October 2014.

Committed Facilities

Account Party/Borrower(s)	Expiration	Capacity	Letter of Credit Issuances	Drawdowns	Unused Commitments	Maturity (Years)
			(In millions)
MetLife, Inc.	August 2012	$300	$300	$—	$—	—
Exeter Reassurance Company Ltd.,
MetLife, Inc. & Missouri
Reinsurance (Barbados), Inc.	June 2016	500	490	—	10	4
MetLife Reinsurance Company of
Vermont & MetLife, Inc.	December 2020 (1)	350	350	—	—	9
Exeter Reassurance Company Ltd.	December 2027 (1)	650	205	—	445	16
MetLife Reinsurance Company of
South Carolina & MetLife, Inc.	June 2037 (2)	3,500	—	2,797	703	25
MetLife Reinsurance Company of
Vermont & MetLife, Inc.	December 2037 (1)	2,896	1,715	—	1,181	26
MetLife Reinsurance Company of
Vermont & MetLife, Inc.	September 2038 (1)	4,250	2,402	—	1,848	26

Total		$12,446	$5,462	$2,797	$4,187

(1)	MetLife, Inc. is guarantor under this agreement.

(2)	The drawdown on this facility is associated with the collateral financing arrangement described more fully in Note 12.

Junior Subordinated Debt Securities (Tables)	12 Months Ended
Dec. 31, 2011
Junior Subordinated Debt Securities [Abstract]
Outstanding Junior Subordinated Debt Securities

Issuer	Issue Date	Face Value	Interest Rate (2)	Scheduled Redemption Date	Interest Rate Subsequent to Scheduled Redemption Date (3)	Final Maturity	Carrying Value at December 31,
							2011	2010
		(In millions)					(In millions)
MetLife, Inc.	July 2009	$500	10.750%	August 2039	LIBOR +7.548%	August 2069	$500	$500
MetLife Capital Trust X (1)	April 2008	$750	9.250%	April 2038	LIBOR +5.540%	April 2068	750	750
MetLife Capital Trust IV (1)	December 2007	$700	7.875%	December 2037	LIBOR +3.960%	December 2067	694	694
MetLife, Inc.	December 2006	$1,250	6.400%	December 2036	LIBOR +2.205%	December 2066	1,248	1,247

							$3,192	$3,191

(1)

MetLife Capital Trust X and MetLife Capital Trust IV are VIEs which are consolidated in the financial statements of the Company. The securities issued by these entities are exchangeable surplus trust securities, which will be exchanged for a like amount of MetLife, Inc.’s junior subordinated debt securities on the scheduled redemption date; mandatorily under certain circumstances, and at any time upon MetLife, Inc. exercising its option to redeem the securities. The exchangeable surplus trust securities are classified as junior subordinated debt securities for purposes of financial statement presentation.

(2)	Prior to the scheduled redemption date, interest is payable semiannually in arrears.

(3)

In the event the securities are not redeemed on or before the scheduled redemption date, interest will accrue after such date at an annual rate of three-month LIBOR plus a margin, payable quarterly in arrears.

Income Tax (Tables)	12 Months Ended
Dec. 31, 2011
Income Tax [Abstract]
Provision for income tax from continuing operations

	Years Ended December 31,
	2011	2010	2009
	(In millions)
Current:
Federal	$(200)	$121	$(239)
State and local	(1)	21	12
Foreign	614	203	227

Subtotal	413	345	—

Deferred:
Federal	2,241	643	(2,205)
State and local	(3)	(7)	26
Foreign	142	129	73

Subtotal	2,380	765	(2,106)

Provision for income tax expense (benefit)	$2,793	$1,110	$(2,106)

Income tax expense benefit continuing operations income tax reconciliation

	Years Ended December 31,
	2011	2010	2009
	(In millions)
Tax provision at U.S. statutory rate	$3,215	$1,306	$(1,615)
Tax effect of:
Tax-exempt investment income	(246)	(242)	(288)
State and local income tax	(4)	9	17
Prior year tax	(4)	59	(26)
Tax credits	(138)	(82)	(87)
Foreign tax rate differential	(41)	37	(130)
Change in valuation allowance	16	7	20
Other, net	(5)	16	3

Provision for income tax expense (benefit)	$2,793	$1,110	$(2,106)

Components of deferred tax assets and liabilities

	December 31,
	2011	2010
	(In millions)
Deferred income tax assets:
Policyholder liabilities and receivables	$5,939	$8,450
Net operating loss carryforwards	1,595	1,971
Employee benefits	916	664
Capital loss carryforwards	449	408
Tax credit carryforwards	1,692	1,007
Litigation-related and government mandated	207	227
Other	483	336

	11,281	13,063
Less: Valuation allowance	1,083	932

	10,198	12,131

Deferred income tax liabilities:
Investments, including derivatives	3,371	2,261
Intangibles	5,309	5,814
Net unrealized investment gains	4,453	1,560
DAC	3,268	3,338
Other	192	125

	16,593	13,098

Net deferred income tax asset (liability)	$(6,395)	$(967)

Summary of domestic, state, and foreign net operating and capital loss carryforwards for tax purposes

	Net Operating Loss Carryforwards		Capital Loss Carryforwards
	Amount	Expiration	Amount	Expiration
	(In millions)		(In millions)
Domestic	$1,958	Beginning in 2018	$1,248	Beginning in 2013
State	$251	Beginning in 2012	$—	N/A
Foreign	$3,056	Beginning in 2015	$37	Beginning in 2014

Reconciliation of unrecognized tax benefits

	Years Ended December 31,
	2011	2010	2009
	(In millions)
Balance at January 1,	$810	$773	$766
Additions for tax positions of prior years	30	186 (1)	43
Reductions for tax positions of prior years	(161)	(84)	(33)
Additions for tax positions of current year	13	13	52
Reductions for tax positions of current year	(8)	(8)	(9)
Settlements with tax authorities	(5)	(59)	(46)
Lapses of statutes of limitations	—	(11)	—

Balance at December 31,	$679	$810	$773

Unrecognized tax benefits that, if recognized would impact the effective rate	$527	$536	$583

(1)	An increase of $169 million resulted from the acquisition of American Life.

	Years Ended December 31,
	2011	2010	2009
	(In millions)
Interest and penalties recognized in the consolidated statements of operations	$31	$6	$21

		December 31,
		2011	2010
		(In millions)
Interest and penalties included in other liabilities in the consolidated balance sheets		$235	$221(1)

(1)	An increase of $20 million resulted from the acquisition of American Life.

Contingencies, Commitments and Guarantees (Tables)	12 Months Ended
Dec. 31, 2011
Contingencies, Commitments and Guarantees [Abstract]
Commitments - Leases

	Rental Income	Sublease Income	Gross Rental Payments
	(In millions)
2012	$425	$17	$337
2013	$386	$20	$279
2014	$332	$12	$202
2015	$283	$12	$172
2016	$223	$12	$145
Thereafter	$921	$74	$917

Asbestos Related Claims [Member]
Loss Contingencies [Line Items]
Schedule of Loss Contingencies by Contingency

	December 31,
	2011	2010	2009
	(In millions, except number of claims)
Asbestos personal injury claims at year end	66,747	68,513	68,804
Number of new claims during the year	4,972	5,670	3,910
Settlement payments during the year (1)	$34.2	$34.9	$37.6

(1)

Settlement payments represent payments made by MLIC during the year in connection with settlements made in that year and in prior years. Amounts do not include MLIC’s attorneys’ fees and expenses and do not reflect amounts received from insurance carriers.

Insurance-related Assessments [Member]
Loss Contingencies [Line Items]
Schedule of Loss Contingencies by Contingency

	December 31,
	2011	2010
	(In millions)
Other Assets:
Premium tax offset for future undiscounted assessments	$97	$55
Premium tax offsets currently available for paid assessments	14	8
Receivable for reimbursement of paid assessments (1)	6	6

	$117	$69

Other Liabilities:
Insolvency assessments	$193	$94

(1)	The Company holds a receivable from the seller of a prior acquisition in accordance with the purchase agreement.

Employee Benefit Plans (Tables)	12 Months Ended
Dec. 31, 2011
Employee Benefit Plans [Abstract]
Obligations, Funded Status and Net Periodic Benefit Costs

	Pension Benefits				Other Postretirement Benefits
	U.S. Plans (1)		Non-U.S. Plans		U.S. Plans		Non-U.S. Plans
	December 31,
	2011	2010	2011	2010	2011	2010	2011	2010
	(In millions)
Change in benefit obligations:
Benefit obligations at January 1,	$7,043	$6,562	$676	$87	$1,808	$1,801	$37	$46
Service costs	187	172	64	8	16	16	1	1
Interest costs	404	393	16	6	106	111	2	2
Plan participants’ contributions	—	—	—	—	28	34	—	—
Net actuarial (gains) losses	1,072	301	24	(11)	267	66	2	7
Acquisition, divestitures and curtailments	—	—	(5)	639	—	—	1	—
Change in benefits	17	—	—	1	—	(81)	—	1
Prescription drug subsidy	—	—	—	—	—	12	—	—
Benefits paid	(396)	(385)	(30)	(35)	(132)	(151)	(4)	(3)
Transfers	—	—	(13)	—	—	—	—	(17)
Effect of foreign currency translation	—	—	41	(19)	—	—	—	—

Benefit obligations at December 31,	8,327	7,043	773	676	2,093	1,808	39	37

Change in plan assets:
Fair value of plan assets at January 1,	6,310	5,684	178	86	1,185	1,106	15	15
Actual return on plan assets	944	708	(4)	8	80	97	(1)	5
Acquisition and divestitures	—	—	(4)	97	—	—	—	—
Plan participants’ contributions	—	—	—	—	28	34	—	—
Employer contributions	250	303	55	22	79	87	1	8
Benefits paid	(396)	(385)	(30)	(35)	(132)	(139)	(2)	(1)
Transfers	—	—	(13)	—	—	—	—	(12)
Effect of foreign currency translation	—	—	3	—	—	—	—	—

Fair value of plan assets at December 31,	7,108	6,310	185	178	1,240	1,185	13	15

Over (under) funded status at December 31,	$(1,219)	$(733)	$(588)	$(498)	$(853)	$(623)	$(26)	$(22)

Amounts recognized in the consolidated balance sheets consist of:
Other assets	$—	$106	$3	$6	$—	$—	$—	$—
Other liabilities	(1,219)	(839)	(591)	(504)	(853)	(623)	(26)	(22)

Net amount recognized	$(1,219)	$(733)	$(588)	$(498)	$(853)	$(623)	$(26)	$(22)

Accumulated other comprehensive (income) loss:
Net actuarial (gains) losses	$2,498	$2,117	$10	$(25)	$623	$403	$2	$(3)
Prior service costs (credit)	30	17	2	3	(179)	(286)	1	1

Accumulated other comprehensive (income) loss, before income tax	$2,528	$2,134	$12	$(22)	$444	$117	$3	$(2)

(1)	Includes non-qualified unfunded plans, for which the aggregate projected benefit obligation was $997 million and $821 million at December 31, 2011 and 2010, respectively.

Pension and Other Postretirement Benefit Plans

	Pension Benefits
	U.S. Plans		Non-U.S. Plans
	December 31,
	2011	2010	2011	2010
	(In millions)
Projected benefit obligations	$1,164	$844	$708	$592
Accumulated benefit obligations	$1,045	$770	$644	$537
Fair value of plan assets	$131	$13	$121	$93

Defined benefit plan pension plans with projected benefit obligations in excess of plan assets

	Pension Benefits				Other Postretirement Benefits
	U.S. Plans		Non-U.S. Plans		U.S. Plans		Non-U.S. Plans
	December 31,
	2011	2010	2011	2010	2011	2010	2011	2010
	(In millions)
Projected benefit obligations	$8,327	$1,187	$732	$616	$2,093	$1,808	$39	$37
Fair value of plan assets	$7,108	$347	$140	$114	$1,240	$1,185	$13	$15

Net periodic benefit costs and other changes in plan assets and benefit obligations recognized in other comprehensive income (loss)

	Pension Benefits						Other Postretirement Benefits
	U.S. Plans			Non-U.S. Plans			U.S. Plans			Non-U.S. Plans
	Years Ended December 31,
	2011	2010	2009	2011	2010	2009	2011	2010	2009	2011	2010	2009
	(In millions)
Net Periodic Benefit Costs:
Service costs	$187	$172	$170	$64	$8	$—	$16	$16	$22	$1	$1	$—
Interest costs	404	393	395	16	6	—	106	111	125	2	2	—
Settlement and curtailment costs	—	—	17	—	8	—	—	—	—	1	1	—
Expected return on plan assets	(448)	(444)	(439)	(6)	(6)	—	(76)	(79)	(72)	(1)	—	—
Amortization of net actuarial (gains) losses	194	196	227	—	—	—	43	38	42	—	—	—
Amortization of prior service costs (credit)	4	7	10	—	—	—	(108)	(83)	(36)	—	—	—

Total net periodic benefit costs (credit)	341	324	380	74	16	—	(19)	3	81	3	4	—

Other Changes in Plan Assets and Benefit Obligations
Recognized in Other Comprehensive Income (Loss):
Net actuarial (gains) losses	575	37	310	34	(15)	—	262	49	283	5	1	—
Prior service costs (credit)	17	—	(10)	—	1	—	—	(81)	(167)	—	1	—
Amortization of net actuarial gains (losses)	(194)	(196)	(227)	—	—	—	(43)	(38)	(42)	—	—	—
Amortization of prior service (costs) credit	(4)	(7)	(10)	—	—	—	108	83	36	—	—	—

Total recognized in other comprehensive income (loss)	394	(166)	63	34	(14)	—	327	13	110	5	2	—

Total recognized in net periodic benefit costs and other comprehensive income (loss)	$735	$158	$443	$108	$2	$—	$308	$16	$191	$8	$6	$—

Summary of the reduction to the APBO and related reduction to the components of net periodic other postretirement benefit plan cost

	December 31,
	2010	2009
	(In millions)
Cumulative reduction in other postretirement benefits obligations:
Balance at January 1,	$247	$317
Service costs	3	2
Interest costs	16	16
Net actuarial (gains) losses	(255)	(76)
Expected prescription drug subsidy	(11)	(12)

Balance at December 31,	$—	$247

	Years Ended December 31,
	2010	2009
	(In millions)
Reduction in net periodic other postretirement benefit costs:
Service costs	$3	$2
Interest costs	16	16
Amortization of net actuarial (gains) losses	10	11

Total reduction in net periodic benefit costs	$29	$29

Assumptions used in determining benefit obligations and net periodic benefit costs

	Pension Benefits		Other Postretirement Benefits
	U.S. Plans	Non-U.S. Plans (1)	U.S. Plans	Non-U.S. Plans (1)
December 31, 2011:
Weighted average discount rate	4.95%	2.33%	4.95%	5.60%
Rate of compensation increase	3.5% - 7.5%	2.4% - 5.5%	N/A	N/A

December 31, 2010:
Weighted average discount rate	5.80%	2.01%	5.80%	N/A
Rate of compensation increase	3.5% - 7.5%	2.0% - 4.0%	N/A	N/A

(1)	Reflects those assumptions that were most appropriate for the local economic environments of each of the Subsidiaries providing such benefits.

Assumptions used in determining net periodic benefit costs were as follows:

	Pension Benefits		Other Postretirement Benefits
	U.S. Plans	Non-U.S. Plans (1)	U.S. Plans	Non-U.S. Plans (1)
Year Ended December 31, 2011:
Weighted average discount rate	5.80%	2.40%	5.80%	6.34%
Weighted average expected rate of return on plan assets	7.25%	3.19%	7.25%	7.01%
Rate of compensation increase	3.5% - 7.5%	3.0% - 5.5%	N/A	N/A

Year Ended December 31, 2010:
Weighted average discount rate	6.25%	1.76%	6.25%	N/A
Weighted average expected rate of return on plan assets	8.00%	1.32%	7.20%	N/A
Rate of compensation increase	3.5% - 7.5%	2.0% - 4.0%	N/A	N/A

Year Ended December 31, 2009:
Weighted average discount rate	6.60%	N/A	6.60%	N/A
Weighted average expected rate of return on plan assets	8.25%	N/A	7.36%	N/A
Rate of compensation increase	3.5% - 7.5%	N/A	N/A	N/A

(1)	Reflects those assumptions that were most appropriate for the local economic environments of each of the Subsidiaries providing such benefits.

Assumed healthcare costs trend rates

	December 31,
	2011	2010
Pre-and Post-Medicare eligible claims	7.3% in 2012, gradually decreasing each year until 2083 reaching the ultimate rate of 4.3%.	7.8% in 2011, gradually decreasing each year until 2083 reaching the ultimate rate of 4.4%.

One-percentage point change in assumed healthcare cost trend rates

	U.S. Plans		Non-U.S. Plans
	One Percent Increase	One Percent Decrease	One Percent Increase	One Percent Decrease
	(In millions)
Effect on total of service and interest costs components	$7	$(9)	$—	$—
Effect of accumulated postretirement benefit obligations	$195	$(160)	$1	$(1)

Plan Assets

	December 31, 2011
	Pension Benefits				Other Postretirement Benefits
	Fair Value Measurements at Reporting Date Using				Fair Value Measurements at Reporting Date Using
	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total Estimated Fair Value	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total Estimated Fair Value
	(In millions)
Assets:
Fixed maturity securities:
Corporate	$—	$1,932	$32	$1,964	$—	$139	$4	$143
Federal agencies	1	286	—	287	—	29	—	29
Foreign bonds	—	213	5	218	—	13	—	13
Municipals	—	184	—	184	—	59	1	60
Preferred stocks	—	2	—	2	—	—	—	—
U.S. government bonds	1,007	187	—	1,194	160	1	—	161

Total fixed maturity securities	1,008	2,804	37	3,849	160	241	5	406

Equity securities:
Common stock - domestic	1,149	38	206	1,393	240	2	—	242
Common stock - foreign	287	—	—	287	55	—	—	55

Total equity securities	1,436	38	206	1,680	295	2	—	297

Money market securities	2	—	—	2	—	1	—	1
Pass-through securities	—	471	2	473	—	84	5	89
Derivative securities	30	10	4	44	—	—	1	1
Short-term investments	4	401	—	405	6	435	—	441
Other invested assets	—	69	531	600	—	—	—	—
Other receivables	—	47	—	47	—	4	—	4
Securities receivable	—	8	—	8	—	1	—	1

Total assets	$2,480	$3,848	$780	$7,108	$461	$768	$11	$1,240

	December 31, 2010
	Pension Benefits				Other Postretirement Benefits
	Fair Value Measurements at Reporting Date Using				Fair Value Measurements at Reporting Date Using
	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total Estimated Fair Value	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total Estimated Fair Value
	(In millions)
Assets:
Fixed maturity securities:
Corporate	$—	$1,528	$49	$1,577	$—	$67	$4	$71
Federal agencies	—	175	—	175	—	15	—	15
Foreign bonds	—	143	4	147	—	4	—	4
Municipals	—	137	—	137	—	37	1	38
Preferred stocks	—	4	—	4	—	—	—	—
U.S. government bonds	650	136	—	786	82	—	—	82

Total fixed maturity securities	650	2,123	53	2,826	82	123	5	210

Equity securities:
Common stock - domestic	1,406	93	240	1,739	359	3	—	362
Common stock - foreign	461	—	—	461	77	—	—	77

Total equity securities	1,867	93	240	2,200	436	3	—	439

Money market securities	200	90	—	290	1	1	—	2
Pass-through securities	—	321	2	323	—	73	6	79
Derivative securities	3	(5)	—	(2)	—	—	—	—
Short-term investments	(11)	101	—	90	8	443	—	451
Other invested assets	—	63	471	534	—	—	—	—
Other receivables	—	39	—	39	—	3	—	3
Securities receivable	—	70	—	70	—	2	—	2

Total assets	$2,709	$2,895	$766	$6,370	$527	$648	$11	$1,186

Liabilities:
Securities payable	$—	$60	$—	$60	$—	$1	$—	$1

Total liabilities	$—	$60	$—	$60	$—	$1	$—	$1

Total assets and liabilities	$2,709	$2,835	$766	$6,310	$527	$647	$11	$1,185

	Defined Benefit Plan			Postretirement Medical			Postretirement Life
	Target Range	Actual Allocation		Target Range	Actual Allocation		Target Range	Actual Allocation
		2011	2010		2011	2010		2011	2010
Asset Class:
Fixed maturity securities:
Corporate		27%	24%		17%	9%		—%	—%
Federal agency		4	3		4	2		—	—
Foreign bonds		3	3		2	3		—	—
Municipals		3	2		8	5		—	—
U.S. government bonds		16	12		20	11		—	—

Total fixed maturity securities	50% - 80%	53%	44%	50% - 100%	51%	30%	0%	—%	—%

Equity securities:
Common stock - domestic		20%	27%		30%	48%		—%	—%
Common stock - foreign		4	8		7	10		—	—

Total equity securities	0% - 40%	24%	35%	0% - 50%	37%	58%	0%	—%	—%

Alternative securities:
Money market securities		—%	5%		1%	—%		—%	—%
Pass-through securities		6	5		11	10		—	—
Derivatives		1	—		—	—		—	—
Short-term investments		6	1		—	1		100	100
Other invested assets		9	8		—	—		—	—
Other receivables		1	1		—	1		—	—
Securities receivable		—	1		—	—		—	—

Total alternative securities	10% - 20%	23%	21%	10% - 20%	12%	12%	100%	100%	100%

Total assets		100%	100%		100%	100%		100%	100%

	December 31, 2011
	Pension Benefits				Other Postretirement Benefits
	Fair Value Measurements at Reporting Date Using				Fair Value Measurements at Reporting Date Using
	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total Estimated Fair Value	Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total Estimated Fair Value
	(In millions)
Assets:
Fixed maturity securities:
Foreign bonds	$—	$96	$—	$96	$—	$13	$—	$13

Total fixed maturity securities	—	96	—	96	—	13	—	13

Equity securities:
Common stock - foreign	—	43	—	43	—	—	—	—

Total equity securities	—	43	—	43	—	—	—	—

Derivative securities	—	—	13	13	—	—	—	—
Short-term investments	—	6	—	6	—	—	—	—
Other invested assets	19	—	—	19	—	—	—	—
Real estate	—	—	8	8	—	—	—	—

Total assets	$19	$145	$21	$185	$—	$13	$—	$13

	December 31, 2010
	Pension Benefits				Other Postretirement Benefits
	Fair Value Measurements at Reporting Date Using				Fair Value Measurements at Reporting Date Using
	Quoted Prices In Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total Estimated Fair Value	Quoted Prices In Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total Estimated Fair Value
	(In millions)
Assets:
Fixed maturity securities:
Foreign bonds	$1	$79	$—	$80	$—	$15	$—	$15

Total fixed maturity securities	1	79	—	80	—	15	—	15

Equity securities:
Common stock - domestic	4	—	—	4	—	—	—	—
Common stock - foreign	8	35	—	43	—	—	—	—

Total equity securities	12	35	—	47	—	—	—	—

Money market securities	—	10	—	10	—	—	—	—
Derivative securities	—	—	11	11	—	—	—	—
Short-term investments	2	4	—	6	—	—	—	—
Other invested assets	16	—	—	16	—	—	—	—
Real estate	—	—	8	8	—	—	—	—

Total assets	$31	$128	$19	$178	$—	$15	$—	$15

	Defined Benefit Plan			Other Postretirement Plans
		Actual Allocation			Actual Allocation
	Target	2011	2010	Target	2011	2010
Asset Class:
Fixed maturity securities:
Foreign bonds		52%	45%		100%	100%

Total fixed maturity securities	61%	52%	45%	100%	100%	100%

Equity securities:
Common stock - domestic		—%	2%		—%	—%
Common stock - foreign		23	24		—	—

Total equity securities	27%	23%	26%	—%	—%	—%

Alternative securities:
Money market securities		—%	6%		—%	—%
Short-term investments		3	3		—	—
Other invested assets		22	20		—	—

Total alternative securities	12%	25%	29%	—%	—%	—%

Total assets		100%	100%		100%	100%

Rollforward fair value measurement using significant unobservable outputs (level 3)

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
	Pension Benefits						Other Postretirement Benefits
	Fixed Maturity Securities:		Equity Securities:				Fixed Maturity Securities:

	Corporate	Foreign Bonds	Common Stock- Domestic	Pass- Through Securities	Derivative Securities	Other Invested Assets	Corporate	Municipals	Pass- Through Securities	Derivative Securities
	(In millions)
Year Ended December 31, 2011:
Balance, January 1,	$49	$4	$240	$2	$—	$471	$4	$1	$6	$—
Total realized/unrealized gains (losses) included in:
Earnings:
Net investment income	—	—	—	—	—	—	—	—	—	—
Net investment gains (losses)	—	—	(59)	(1)	2	85	—	—	(1)	—
Net derivative gains (losses)	—	—	—	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	—	—	—	—
Policyholder benefits and claims	—	—	—	—	—	—	—	—	—	—
Other expenses	—	—	—	—	—	—	—	—	—	—
Other comprehensive income (loss)	(4)	(1)	118	1	4	45	—	—	1	1
Purchases	—	2	7	1	—	97	—	—	—	—
Sales	(13)	—	(100)	(2)	(2)	(167)	—	—	(1)	—
Issuances	—	—	—	—	—	—	—	—	—	—
Settlements	—	—	—	—	—	—	—	—	—	—
Transfers into Level 3	—	—	—	1	—	—	—	—	1	—
Transfers out of Level 3	—	—	—	—	—	—	—	—	(1)	—

Balance, December 31,	$32	$5	$206	$2	$4	$531	$4	$1	$5	$1

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
	Pension Benefits					Other Postretirement Benefits
	Fixed Maturity Securities:		Equity Securities:			Fixed Maturity Securities:

	Corporate	Foreign Bonds	Common Stock Domestic	Pass- Through Securities	Other Invested Assets	Corporate	Municipals	Pass- Through Securities
	(In millions)
Year Ended December 31, 2010:
Balance, January 1,	$68	$5	$241	$69	$373	$—	$—	$9
Total realized/unrealized gains (losses) included in:
Earnings:
Net investment income	—	—	—	—	—	—	—	—
Net investment gains (losses)	—	—	—	(11)	78	—	—	(4)
Net derivative gains (losses)	—	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	—	—
Policyholder benefits and claims	—	—	—	—	—	—	—	—
Other expenses	—	—	—	—	—	—	—	—
Other comprehensive income (loss)	7	1	(2)	14	(4)	1	—	1
Purchases, sales, issuances and settlements	(17)	(2)	1	(71)	24	—	—	(1)
Transfers into Level 3	4	—	—	2	—	3	1	1
Transfers out of Level 3	(13)	—	—	(1)	—	—	—	—

Balance, December 31,	$49	$4	$240	$2	$471	$4	$1	$6

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
	Pension Benefits						Other Postretirement Benefits
	Fixed Maturity Securities:		Equity Securities:	Pass- Through Securities	Derivative Securities	Other Invested Assets	Pass- Through Securities
	Corporate	Foreign Bonds	Common Stock Domestic
	(In millions)
Year Ended December 31, 2009:
Balance, January 1,	$57	$4	$460	$80	$40	$392	$13
Total realized/unrealized gains (losses) included in:
Earnings:
Net investment income	—	—	—	—	—	—	—
Net investment gains (losses)	(5)	(1)	—	(2)	36	4	(17)
Net derivative gains (losses)	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	—
Policyholder benefits and claims	—	—	—	—	—	—	—
Other expenses	—	—	—	—	—	—	—
Other comprehensive income (loss)	21	5	(232)	8	(39)	(59)	17
Purchases, sales, issuances and settlements	(3)	(3)	13	(24)	(37)	36	(4)
Transfers into and/or out of Level 3	(2)	—	—	7	—	—	—

Balance, December 31,	$68	$5	$241	$69	$—	$373	$9

Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
Pension Benefits
	Derivative Securities	Real Estate
(In millions)
Year Ended December 31, 2011:
Balance, January 1,	$11	$8
Total realized/unrealized gains
(losses) included in:
Earnings:
Net investment income	—	—
Net investment gains (losses)	—	—
Net derivative gains (losses)	—	—
Other revenues	—	—
Policyholder benefits and claims	—	—
Other expenses	—	—
Other comprehensive income (loss)	2	—
Purchases	—	—
Sales	—	—
Issuances	—	—
Settlements	—	—
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Balance, December 31,	$13	$8

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
	Pension Benefits
	Derivative Securities (1)	Real Estate (1)
	(In millions)
Year Ended December 31, 2010:
Balance, January 1,	$—	$—
Total realized/unrealized gains
(losses) included in:
Earnings:
Net investment income	—	—
Net investment gains (losses)	—	—
Net derivative gains (losses)	3	—
Other revenues	—	—
Policyholder benefits and claims	—	—
Other expenses	—	—
Other comprehensive income (loss)	(3)	—
Purchases, sales, issuances, and settlements	(1)	—
Transfers into Level 3	12	8
Transfers out of Level 3	—	—

Balance, December 31,	$11	$8

(1)	Derivative securities and real estate transfers into Level 3 are due to the Acquisition and are not related to the changes in Level 3 classification at the security level.

Defined benefit plan estimated future benefit payments

	Pension Benefits		Other Postretirement Benefits
	U.S. Plans	Non-U.S. Plans	U.S. Plans	Non-U.S. Plans
	(In millions)
2012	$448	$38	$109	$3
2013	$424	$41	$111	$3
2014	$456	$45	$114	$3
2015	$457	$50	$117	$3
2016	$474	$58	$118	$3
2017-2021	$2,687	$322	$605	$14

Equity (Tables)	12 Months Ended
Dec. 31, 2011
Equity [Abstract]
Schedule of Dividends Paid, Preferred Stock

			Dividend
Declaration Date	Record Date	Payment Date	Series A Per Share	Series A Aggregate	Series B Per Share	Series B Aggregate
			(In millions, except per share data)
November 15, 2011	November 30, 2011	December 15, 2011	$0.2527777	$7	$0.4062500	$24
August 15, 2011	August 31, 2011	September 15, 2011	$0.2555555	6	$0.4062500	24
May 16, 2011	May 31, 2011	June 15, 2011	$0.2555555	7	$0.4062500	24
March 7, 2011	February 28, 2011	March 15, 2011	$0.2500000	6	$0.4062500	24

				$26		$96

November 15, 2010	November 30, 2010	December 15, 2010	$0.2527777	$7	$0.4062500	$24
August 16, 2010	August 31, 2010	September 15, 2010	$0.2555555	6	$0.4062500	24
May 17, 2010	May 31, 2010	June 15, 2010	$0.2555555	7	$0.4062500	24
March 5, 2010	February 28, 2010	March 15, 2010	$0.2500000	6	$0.4062500	24

				$26		$96

November 16, 2009	November 30, 2009	December 15, 2009	$0.2527777	$7	$0.4062500	$24
August 17, 2009	August 31, 2009	September 15, 2009	$0.2555555	6	$0.4062500	24
May 15, 2009	May 31, 2009	June 15, 2009	$0.2555555	7	$0.4062500	24
March 5, 2009	February 28, 2009	March 16, 2009	$0.2500000	6	$0.4062500	24

				$26		$96

Schedule of Dividends Paid, Common Stock

			Dividend
			Per Share	Aggregate
Declaration Date	Record Date	Payment Date	(In millions, except per share data)
October 25, 2011	November 9, 2011	December 14, 2011	$0.74	$787
October 26, 2010	November 9, 2010	December 14, 2010	$0.74	$784	(1)
October 29, 2009	November 9, 2009	December 14, 2009	$0.74	$610

(1)	Includes dividends on convertible preferred stock (see “— Convertible Preferred Stock” above).

Components of compensation expense related to stock based compensation

	Years Ended December 31,
	2011	2010	2009
	(In millions)
Stock Options	$58	$45	$55
Performance Shares (1)	68	29	11
Restricted Stock Units	18	10	3

Total compensation expenses	$144	$84	$69

Income tax benefits	$50	$29	$24

(1)

Performance Shares expected to vest and the related compensation expenses may be further adjusted by the performance factor most likely to be achieved, as estimated by management, at the end of the performance period.

Total unrecognized compensation expense related to stock based compensation and the expected weighted average period over which the expenses will be recognized

	December 31, 2011
	Expense	Weighted Average Period
	(In millions)	(Years)
Stock Options	$52	1.82
Performance Shares	$44	1.76
Restricted Stock Units	$23	1.82

Activity related to Stock Options

	Shares Under Option	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term	Aggregate Intrinsic Value (1)
			(Years)	(In millions)
Outstanding at January 1, 2011	32,702,331	$38.47	5.30	$195
Granted (2)	5,471,447	$45.16
Exercised	(2,944,529)	$29.83
Expired	(317,342)	$42.32
Forfeited	(198,381)	$38.34

Outstanding at December 31, 2011	34,713,526	$40.22	5.35	$—

Aggregate number of stock options expected to vest at a future date as of December 31, 2011	33,596,536	$40.31	5.25	$—

Exercisable at December 31, 2011	24,345,356	$41.06	4.02	$—

(1)	The aggregate intrinsic value was computed using the closing share price on December 30, 2011 of $31.18 and December 31, 2010 of $44.44, as applicable.

(2)	The total fair value on the date of the grant was $78 million.

Weighted average assumptions used to determine the fair value of Stock Options issued

	Years Ended December 31,
	2011	2010	2009
Dividend yield	1.65%	2.11%	3.15%
Risk-free rate of return	0.29%-5.51%	0.35%-5.88%	0.73%-6.67%
Expected volatility	32.64%	34.41%	44.39%
Exercise multiple	1.69	1.75	1.76
Post-vesting termination rate	3.36%	3.64%	3.70%
Contractual term (years)	10	10	10
Expected life (years)	7	7	6
Weighted average exercise price of stock options granted	$45.16	$35.06	$23.61
Weighted average fair value of stock options granted	$14.27	$11.29	$8.37

Stock Option exercise activity

	Years Ended December 31,
	2011	2010	2009
	(In millions)
Total intrinsic value of stock options exercised	$41	$22	$1
Cash received from exercise of stock options	$88	$52	$8
Tax benefit realized from stock options exercised	$14	$8	$—

Performance Share Activity

	Performance Shares	Weighted Average Grant Date Fair Value
Outstanding at January 1, 2011	4,155,574	$31.91
Granted (1)	1,783,070	$42.84
Forfeited	(89,725)	$32.79
Payable (2)	(824,825)	$57.95

Outstanding at December 31, 2011	5,024,094	$31.50

Performance Shares expected to vest at a future date as of December 31, 2011	4,729,890	$32.35

(1)	The total fair value on the date of the grant was $76 million.

(2)	Includes both shares paid and shares deferred for later payment.

Restricted Stock Unit Activity

	Restricted Stock Units	Weighted Average Grant Date Fair Value
Outstanding at January 1, 2011	937,172	$29.63
Granted (1)	734,159	$41.94
Forfeited	(61,160)	$35.36
Payable (2)	(47,322)	$44.35

Outstanding at December 31, 2011	1,562,849	$34.74

Restricted Stock Units expected to vest at a future date as of December 31, 2011	1,562,849	$34.74

(1)	The total fair value on the date of the grant was $31 million.

(2)	Includes both shares paid and shares deferred for later payment.

Liability Award Unit Activity

	Unit Options	Performance Units	Restricted Units
Outstanding at January 1, 2011	811,221	139,893	216,251
Granted	369,665	125,710	340,750
Exercised	(29,068)	—	—
Forfeited	(68,448)	(6,825)	(44,680)
Paid	—	(25,521)	(1,640)

Outstanding at December 31, 2011	1,083,370	233,257	510,681

Units expected to vest at a future date as of December 31, 2011	1,083,370	209,931	459,613

Schedules of statutory net income, and capital and surplus by subsidiary

Statutory net income (loss) (unaudited) was as follows:

		Years Ended December 31,
	State of Domicile	2011	2010	2009
			(In millions)
Metropolitan Life Insurance Company	New York	$1,970	$2,066	$1,221
American Life Insurance Company (1)	Delaware	$334	$803	N/A
MetLife Insurance Company of Connecticut	Connecticut	$46	$668	$81
Metropolitan Property and Casualty Company	Rhode Island	$41	$273	$266
Metropolitan Tower Life Insurance Company	Delaware	$63	$151	$57
MetLife Investors Insurance Company	Missouri	$94	$153	$49
Delaware American Life Insurance Company	Delaware	$13	$6	N/A

(1)	Represents approximate statutory net income (loss) (unaudited).

Statutory capital and surplus (unaudited) was as follows at:

	December 31,
	2011	2010
	(In millions)
Metropolitan Life Insurance Company	$13,507	$13,217
American Life Insurance Company (1)	$3,310	$4,321
MetLife Insurance Company of Connecticut	$5,133	$5,105
Metropolitan Property and Casualty Company	$1,857	$1,845
Metropolitan Tower Life Insurance Company	$828	$805
MetLife Investors Insurance Company	$600	$499
Delaware American Life Insurance Company	$51	$29

(1)	Represents approximate statutory capital and surplus (unaudited).

Dividend Payment Restrictions

	2012		2011				2010
Company	Permitted w/o Approval (1)		Paid (2)		Permitted w/o Approval (3)		Paid (2)		Permitted w/o Approval (3)
	(In millions)
Metropolitan Life Insurance Company	$1,350		$1,321	(4)	$1,321		$631	(4)	$1,262
American Life Insurance Company	$168	(5)	$661		$661	(5)	$—	(6)	$511	(5)
MetLife Insurance Company of Connecticut	$504		$517		$517		$330		$659
Metropolitan Property and Casualty Insurance Company	$—		$30		$—		$260		$—
Metropolitan Tower Life Insurance Company	$82		$80		$80		$569	(7)	$93
MetLife Investors Insurance Company	$18		$—		$—		$—		$—
Delaware American Life Insurance Company	$12		$—		$—		$—		$—

(1)

Reflects dividend amounts that may be paid during 2012 without prior regulatory approval. However, because dividend tests may be based on dividends previously paid over rolling 12-month periods, if paid before a specified date during 2012, some or all of such dividends may require regulatory approval.

(2)	All amounts paid, including those requiring regulatory approval.

(3)	Reflects dividend amounts that could have been paid during the relevant year without prior regulatory approval.

(4)	Includes securities transferred to MetLife, Inc. of $170 million and $399 million during the years ended December 31, 2011 and 2010, respectively.

(5)	Reflects approximate dividend amounts permitted to be paid without prior regulatory approval.

(6)	Reflects the respective dividends paid since the Acquisition Date. See Note 2.

(7)	Includes shares of an affiliate distributed to MetLife, Inc. as an in-kind dividend of $475 million.

Other Comprehensive Income (Loss)

	Years Ended December 31,
	2011	2010	2009
	(In millions)
Holding gains (losses) on investments arising during the year	$13,945	$10,092	$18,548
Income tax effect of holding gains (losses)	(4,783)	(3,516)	(6,243)
Reclassification adjustments for recognized holding (gains) losses included in current year income	755	(733)	1,464
Income tax effect of reclassification adjustments	(260)	255	(493)
Unrealized investment loss of subsidiary at the date of disposal	(105)	—	—
Income tax on unrealized investment loss of subsidiary at the date of disposal	37	—	—
Allocation of holding (gains) losses on investments relating to other policyholder amounts	(6,248)	(2,598)	(2,515)
Income tax effect of allocation of holding (gains) losses to other policyholder amounts	2,146	905	840
Allocation of holding (gains) losses on investments relating to other policyholder amounts of subsidiary at the date of disposal	93	—	—
Income tax effect of allocation of holding (gains) losses on investments relating to other policyholder amounts of subsidiary at the date of disposal	(33)	—	—

Net unrealized investment gains (losses), net of income tax	5,547	4,405	11,601
Foreign currency translation adjustments, net of income tax expense (benefit) of $162 million, ($226) million and $12 million	(146)	(354)	29
Foreign currency translation adjustments of subsidiary at the date of disposal	(7)	—	—
Defined benefit plans adjustment, net of income tax expense (benefit) of ($266) million, $69 million and ($71) million	(494)	96	(102)

Other comprehensive income (loss), net of income tax	4,900	4,147	11,528
Other comprehensive (income) loss attributable to noncontrolling interests	38	(5)	11

Other comprehensive income (loss) attributable to MetLife, Inc., excluding cumulative effect of change in accounting principle	4,938	4,142	11,539
Cumulative effect of change in accounting principle, net of income tax expense (benefit) of $0, $27 million and ($207) million (see Note 1)	—	52	(335)

Other comprehensive income (loss) attributable to MetLife, Inc.	$4,938	$4,194	$11,204

Other Expenses (Tables)	12 Months Ended
Dec. 31, 2011
Other Expenses [Abstract]
Other Expenses

	Years Ended December 31,
	2011	2010	2009
	(In millions)
Compensation	$5,287	$3,575	$3,394
Pension, postretirement & postemployment benefit costs	463	380	452
Commissions	6,378	3,607	3,393
Volume-related costs	335	379	407
Interest credited to bank deposits	95	137	163
Capitalization of DAC	(5,558)	(2,770)	(2,502)
Amortization of DAC and VOBA	4,898	2,477	1,055
Amortization of negative VOBA	(697)	(64)	—
Interest expense on debt and debt issuance costs	1,629	1,550	1,044
Premium taxes, licenses & fees	633	513	526
Professional services	1,597	1,103	901
Rent, net of sublease income	426	305	383
Other	3,051	1,735	1,545

Total other expenses	$18,537	$12,927	$10,761

Restructuring Cost and Reserve [Line Items]
Restructuring Charges

	Years Ended December 31,
	2011	2010	2009
	(In millions)
Balance at January 1,	$7	$36	$86
Severance charges	2	17	84
Change in severance charge estimates	(1)	(1)	(8)
Cash payments	(8)	(45)	(126)

Balance at December 31,	$—	$7	$36

Restructuring charges incurred in current period	$1	$16	$76

Total restructuring charges incurred since inception of initiative	$194	$193	$177

American Life Insurance Company ("American Life") and Delaware American Life Insurance ("DelAm") [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring Charges

	Years Ended December 31,
	2011	2010
	(In millions)
Balance at January 1,	$10	$—
Restructuring charges	46	10
Cash payments	(43)	—

Balance at December 31,	$13	$10

Restructuring charges incurred in current period	$46	$10

Total restructuring charges incurred since inception of restructuring plans	$56	$10

Earnings Per Common Share (Tables)	12 Months Ended
Dec. 31, 2011
Earnings Per Common Share [Abstract]
Earnings Per Common Share

	Years Ended December 31,
	2011	2010	2009
	(In millions, except share and per share data)
Weighted Average Shares:
Weighted average common stock outstanding for basic earnings per common share (1)	1,059,580,442	882,436,532	818,462,150
Incremental common shares from assumed:
Stock purchase contracts underlying common equity units (2)	1,641,444	—	—
Exercise or issuance of stock-based awards (3)	6,872,474	7,131,346	—

Weighted average common stock outstanding for diluted earnings per common share (1)	1,068,094,360	889,567,878	818,462,150

Income (Loss) from Continuing Operations:
Income (loss) from continuing operations, net of income tax	$6,392	$2,620	$(2,509)
Less: Income (loss) from continuing operations, net of income tax, attributable to noncontrolling interests	(8)	(4)	(36)
Less: Preferred stock dividends	122	122	122
Preferred stock redemption premium	146	—	—

Income (loss) from continuing operations, net of income tax, available to MetLife, Inc.’s common shareholders	$6,132	$2,502	$(2,595)

Basic	$5.79	$2.83	$(3.17)

Diluted	$5.74	$2.81	$(3.17)

Income (Loss) from Discontinued Operations:
Income (loss) from discontinued operations, net of income tax	$23	$43	$62
Less: Income (loss) from discontinued operations, net of income tax, attributable to noncontrolling interests	—	—	—

Income (loss) from discontinued operations, net of income tax, available to MetLife, Inc.’s common shareholders	$23	$43	$62

Basic	$0.02	$0.05	$0.08

Diluted	$0.02	$0.05	$0.08

Net Income (Loss):
Net income (loss)	$6,415	$2,663	$(2,447)
Less: Net income (loss) attributable to noncontrolling interests	(8)	(4)	(36)
Less: Preferred stock dividends	122	122	122
Preferred stock redemption premium	146	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	$6,155	$2,545	$(2,533)

Basic	$5.81	$2.88	$(3.09)

Diluted	$5.76	$2.86	$(3.09)

(1)

For purposes of the earnings per common share calculation, for the year ended December 31, 2010, the convertible preferred stock was assumed converted into shares of common stock for both basic and diluted weighted average shares. See Note 18.

(2)	See Note 14 for a description of the Company’s common equity units.

(3)

For the year ended December 31, 2009, 4,213,700 shares related to the assumed exercise or issuance of stock-based awards have been excluded from the calculation of diluted earnings per common share as these assumed shares are anti-dilutive.

Quarterly Results of Operations (Unaudited) (Tables)	12 Months Ended
Dec. 31, 2011
Quarterly Results of Operations (Unaudited) [Abstract]
Quarterly Results of Operations (Unaudited)

	Three Months Ended
	March 31,	June 30,	September 30,	December 31,
	(In millions, except per share data)
2011
Total revenues	$15,908	$17,145	$20,454	$16,735
Total expenses	$14,623	$15,636	$15,338	$15,460
Income (loss) from continuing operations, net of income tax	$924	$1,061	$3,444	$963
Income (loss) from discontinued operations, net of income tax	$(40)	$32	$6	$25
Net income (loss)	$884	$1,093	$3,450	$988
Less: Net income (loss) attributable to noncontrolling interests	$7	$(7)	$(6)	$(2)
Net income (loss) attributable to MetLife, Inc.	$877	$1,100	$3,456	$990
Less: Preferred stock dividends	$30	$31	$30	$31
Preferred stock redemption premium	$146	$—	$—	$—
Net income (loss) available to MetLife, Inc.’s common shareholders	$701	$1,069	$3,426	$959
Basic earnings per common share:
Income (loss) from continuing operations, net of income tax, available to MetLife, Inc.’s common shareholders	$0.70	$0.98	$3.22	$0.88
Income (loss) from discontinued operations, net of income tax, attributable to MetLife, Inc.	$(0.04)	$0.03	$0.01	$0.02
Net income (loss) attributable to MetLife, Inc.	$0.83	$1.04	$3.26	$0.93
Net income (loss) available to MetLife, Inc.’s common shareholders	$0.66	$1.01	$3.23	$0.90
Diluted earnings per common share:
Income (loss) from continuing operations, net of income tax, available to MetLife, Inc.’s common shareholders	$0.70	$0.97	$3.20	$0.88
Income (loss) from discontinued operations, net of income tax, attributable to MetLife, Inc.	$(0.04)	$0.03	$0.01	$0.02
Net income (loss) attributable to MetLife, Inc.	$0.82	$1.03	$3.24	$0.93
Net income (loss) available to MetLife, Inc.’s common shareholders	$0.66	$1.00	$3.21	$0.90
2010
Total revenues	$13,096	$14,137	$12,335	$12,680
Total expenses	$11,928	$11,786	$11,987	$12,817
Income (loss) from continuing operations, net of income tax	$816	$1,526	$291	$(13)
Income (loss) from discontinued operations, net of income tax	$6	$11	$3	$23
Net income (loss)	$822	$1,537	$294	$10
Less: Net income (loss) attributable to noncontrolling interests	$(1)	$(10)	$4	$3
Net income (loss) attributable to MetLife, Inc.	$823	$1,547	$290	$7
Less: Preferred stock dividends	$30	$31	$30	$31
Net income (loss) available to MetLife, Inc.’s common shareholders	$793	$1,516	$260	$(24)
Basic earnings per common share:
Income (loss) from continuing operations, net of income tax, available to MetLife, Inc.’s common shareholders	$0.95	$1.83	$0.30	$(0.04)
Income (loss) from discontinued operations, net of income tax, attributable to MetLife, Inc.	$0.01	$0.01	$—	$0.02
Net income (loss) attributable to MetLife, Inc.	$1.00	$1.88	$0.33	$0.01
Net income (loss) available to MetLife, Inc.’s common shareholders	$0.96	$1.84	$0.30	$(0.02)
Diluted earnings per common share:
Income (loss) from continuing operations, net of income tax, available to MetLife, Inc.’s common shareholders	$0.95	$1.82	$0.29	$(0.04)
Income (loss) from discontinued operations, net of income tax, attributable to MetLife, Inc.	$0.01	$0.01	$—	$0.02
Net income (loss) attributable to MetLife, Inc.	$0.99	$1.86	$0.33	$0.01
Net income (loss) available to MetLife, Inc.’s common shareholders	$0.96	$1.83	$0.29	$(0.02)

Business Segment Information (Tables)	12 Months Ended
Dec. 31, 2011
Business Segment Information [Abstract]
Segment Reporting Information, by Segment

	Operating Earnings
	The Americas
Year Ended December 31, 2011	Retail Products	Group, Voluntary and Worksite Benefits	Corporate Benefit Funding	Latin America	Total	Asia	EMEA	Corporate & Other	Total	Adjustments	Total Consolidated
	(In millions)
Revenues
Premiums	$4,741	$15,919	$2,848	$2,514	$26,022	$7,472	$2,721	$54	$36,269	$92	$36,361
Universal life and investment-type product policy fees	4,096	630	232	757	5,715	1,191	467	155	7,528	278	7,806
Net investment income	7,199	1,983	5,506	1,025	15,713	2,377	660	911	19,661	(75)	19,586
Other revenues	760	409	249	15	1,433	34	125	319	1,911	621	2,532
Net investment gains (losses)	—	—	—	—	—	—	—	—	—	(867)	(867)
Net derivative gains (losses)	—	—	—	—	—	—	—	—	—	4,824	4,824

Total revenues	16,796	18,941	8,835	4,311	48,883	11,074	3,973	1,439	65,369	4,873	70,242

Expenses
Policyholder benefits and claims and policyholder dividends	7,655	14,580	5,287	2,064	29,586	4,976	1,553	126	36,241	676	36,917
Interest credited to policyholder account balances	2,412	178	1,323	371	4,284	1,604	169	—	6,057	(454)	5,603
Capitalization of DAC	(2,038)	(477)	(25)	(295)	(2,835)	(1,981)	(733)	—	(5,549)	(9)	(5,558)
Amortization of DAC and VOBA	1,564	467	17	207	2,255	1,420	679	1	4,355	543	4,898
Amortization of negative VOBA	—	—	—	(6)	(6)	(555)	(58)	—	(619)	(78)	(697)
Interest expense on debt	1	—	9	1	11	—	—	1,294	1,305	324	1,629
Other expenses	5,262	2,790	513	1,305	9,870	4,312	1,933	640	16,755	1,510	18,265

Total expenses	14,856	17,538	7,124	3,647	43,165	9,776	3,543	2,061	58,545	2,512	61,057

Provision for income tax expense (benefit)	680	437	599	150	1,866	431	166	(529)	1,934	859	2,793

Operating earnings	$1,260	$966	$1,112	$514	$3,852	$867	$264	$(93)	$4,890

Adjustments to:
Total revenues									4,873
Total expenses									(2,512)
Provision for income tax (expense) benefit									(859)

Income (loss) from continuing operations, net of income tax									$6,392		$6,392

At December 31, 2011	Retail Products	Group, Voluntary and Worksite Benefits	Corporate Benefit Funding	Latin America	Asia (1)	EMEA	Corporate & Other	Total
	(In millions)
Total assets	$295,012	$51,776	$195,217	$20,315	$112,955	$32,891	$88,060	$796,226
Separate account assets	$128,208	$479	$64,851	$2,880	$5,532	$1,073	$—	$203,023
Separate account liabilities	$128,208	$479	$64,851	$2,880	$5,532	$1,073	$—	$203,023

(1)	Total assets includes $103.9 billion of assets from the Japan operations which represents 13% of total consolidated assets.

	Operating Earnings
	The Americas
Year Ended December 31, 2010	Retail Products	Group, Voluntary and Worksite Benefits	Corporate Benefit Funding	Latin America	Total	Asia	EMEA	Corporate & Other	Total	Adjustments	Total Consolidated
	(In millions)
Revenues
Premiums	$4,540	$16,051	$2,345	$1,969	$24,905	$1,596	$559	$11	$27,071	$—	$27,071
Universal life and investment-type product policy fees	3,655	616	226	630	5,127	436	116	138	5,817	211	6,028
Net investment income	7,423	1,923	5,280	927	15,553	471	181	664	16,869	625	17,494
Other revenues	617	385	247	12	1,261	14	9	391	1,675	653	2,328
Net investment gains (losses)	—	—	—	—	—	—	—	—	—	(408)	(408)
Net derivative gains (losses)	—	—	—	—	—	—	—	—	—	(265)	(265)

Total revenues	16,235	18,975	8,098	3,538	46,846	2,517	865	1,204	51,432	816	52,248

Expenses
Policyholder benefits and claims and policyholder dividends	7,472	14,475	4,677	1,829	28,453	1,243	245	33	29,974	698	30,672
Interest credited to policyholder account balances	2,381	192	1,447	370	4,390	182	125	—	4,697	222	4,919
Capitalization of DAC	(1,472)	(484)	(18)	(221)	(2,195)	(381)	(194)	—	(2,770)	—	(2,770)
Amortization of DAC and VOBA	1,448	457	16	144	2,065	277	100	1	2,443	34	2,477
Amortization of negative VOBA	—	—	—	(1)	(1)	(49)	(7)	—	(57)	(7)	(64)
Interest expense on debt	2	—	8	1	11	—	2	1,126	1,139	411	1,550
Other expenses	4,481	2,771	494	901	8,647	975	601	467	10,690	1,044	11,734

Total expenses	14,312	17,411	6,624	3,023	41,370	2,247	872	1,627	46,116	2,402	48,518

Provision for income tax expense (benefit)	672	490	516	92	1,770	44	2	(327)	1,489	(379)	1,110

Operating earnings	$1,251	$1,074	$958	$423	$3,706	$226	$(9)	$(96)	$3,827

Adjustments to:
Total revenues									816
Total expenses									(2,402)
Provision for income tax (expense) benefit									379

Income (loss) from continuing operations, net of income tax									$2,620		$2,620

At December 31, 2010	Retail Products	Group, Voluntary and Worksite Benefits	Corporate Benefit Funding	Latin America	Asia (1)	EMEA	Corporate & Other	Total
	(In millions)
Total assets	$271,937	$44,637	$179,672	$22,079	$108,856	$32,066	$69,002	$728,249
Separate account assets	$116,357	$492	$56,624	$2,691	$5,332	$1,642	$—	$183,138
Separate account liabilities	$116,357	$492	$56,624	$2,691	$5,332	$1,642	$—	$183,138

(1)	Total assets includes $87.5 billion of assets from the Japan operations which represents 12% of total consolidated assets.

	Operating Earnings
	The Americas
Year Ended December 31, 2009	Retail Products	Group, Voluntary and Worksite Benefits	Corporate Benefit Funding	Latin America	Total	Asia	EMEA	Corporate & Other	Total	Adjustments	Total Consolidated
	(In millions)
Revenues
Premiums	$4,823	$15,870	$2,561	$1,562	$24,816	$949	$373	$19	$26,157	$—	$26,157
Universal life and investment-type product policy fees	3,191	633	176	546	4,546	351	52	106	5,055	142	5,197
Net investment income	6,937	1,716	4,766	624	14,043	343	117	91	14,594	135	14,729
Other revenues	546	438	239	7	1,230	2	5	236	1,473	856	2,329
Net investment gains (losses)	—	—	—	—	—	—	—	—	—	(2,901)	(2,901)
Net derivative gains (losses)	—	—	—	—	—	—	—	—	—	(4,866)	(4,866)

Total revenues	15,497	18,657	7,742	2,739	44,635	1,645	547	452	47,279	(6,634)	40,645

Expenses
Policyholder benefits and claims and policyholder dividends	7,666	14,311	4,797	1,412	28,186	782	122	16	29,106	548	29,654
Interest credited to policyholder account balances	2,429	210	1,633	331	4,603	147	99	—	4,849	(4)	4,845
Capitalization of DAC	(1,492)	(487)	(13)	(155)	(2,147)	(208)	(147)	—	(2,502)	—	(2,502)
Amortization of DAC and VOBA	1,056	466	14	111	1,647	194	41	3	1,885	(830)	1,055
Amortization of negative VOBA	—	—	—	—	—	—	—	—	—	—	—
Interest expense on debt	6	—	3	1	10	2	5	1,027	1,044	—	1,044
Other expenses	4,550	2,795	484	654	8,483	577	503	586	10,149	1,015	11,164

Total expenses	14,215	17,295	6,918	2,354	40,782	1,494	623	1,632	44,531	729	45,260

Provision for income tax expense (benefit)	433	415	273	120	1,241	2	(14)	(716)	513	(2,619)	(2,106)

Operating earnings	$849	$947	$551	$265	$2,612	$149	$(62)	$(464)	$2,235

Adjustments to:
Total revenues									(6,634)
Total expenses									(729)
Provision for income tax (expense) benefit									2,619

Income (loss) from continuing operations, net of income tax									$(2,509)		$(2,509)

Premiums, Universal Life and Investment-Type Policy Fees and Other Revenue by Product Groups for Reportable Segment

	Years Ended December 31,
	2011	2010	2009
	(In millions)
Life insurance (1)	$30,486	$23,978	$22,774
Accident and health	12,269	7,480	6,897
Property and casualty insurance	3,043	2,956	2,946
Non-insurance	901	1,013	1,066

Total	$46,699	$35,427	$33,683

(1)	Includes Annuities and Corporate Benefit Funding products.

Discontinued Operations (Tables)	12 Months Ended
Dec. 31, 2011
Discontinued Operations [Abstract]
Discontinued Operations in Consolidated Statements of Operations and Consolidated Balance Sheets

MetLife Taiwan

During the first quarter of 2011, the Company entered into a definitive agreement to sell its wholly-owned subsidiary, MetLife Taiwan, to a third party, and the sale occurred in November 2011. See Note 2. The following tables present the amounts related to the operations and financial position of MetLife Taiwan that have been reflected as discontinued operations in the consolidated statements of operations and as assets and liabilities held-for-sale in the consolidated balance sheet:

	Years ended December 31,
	2011	2010	2009
	(In millions)
Total revenues	$379	$440	$386
Total expenses	363	406	373

Income (loss) before provision for income tax	16	34	13
Provision for income tax expense (benefit)	(4)	12	4

Income (loss) from operations of discontinued operations, net of income tax	20	22	9
Gain (loss) on disposal, net of income tax	(64)	—	—

Income (loss) from discontinued operations, net of income tax	$(44)	$22	$9

December 31, 2010
(In millions)
Total assets held-for-sale	$3,331
Total liabilities held-for-sale	$3,043
Major classes of assets and liabilities included above:
Total investments	$2,726
Total future policy benefits	$2,461

Texas Life Insurance Company

During the fourth quarter of 2008, MetLife, Inc. entered into an agreement to sell its wholly-owned subsidiary, Cova, the parent company of Texas Life, to a third-party and the sale occurred in March 2009. See Note 2. The following table presents the amounts related to the operations of Cova that have been reflected as discontinued operations in the consolidated statements of operations:

Year Ended December 31, 2009
(In millions)
Total revenues	$25
Total expenses	19

Income before provision for income tax	6
Provision for income tax expense	2

Income from operations of discontinued operations, net of income tax	4
Gain on disposal, net of income tax	28

Income (loss) from discontinued operations, net of income tax	$32

Business Basis of Presentation and Summary of Significant Accounting Policies (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Assets
Other invested assets, principally at estimated fair value	$ 23,581	$ 15,400
Deferred policy acquisition costs and value of business acquired	24,619	24,465	16,415	17,129
Liabilities
Future policy benefits	184,275	170,922
Deferred income tax liability	6,395	967
Equity
Retained earnings	24,814	19,446
Accumulated other comprehensive income (loss)	6,083	1,145
Total MetLife, Inc.'s stockholders' equity	57,519	46,853
Noncontrolling interests	370	365
Total equity	57,889	47,218	31,737	22,095
Previously Reported [Member]
Assets
Other invested assets, principally at estimated fair value	23,628	15,430
Deferred policy acquisition costs and value of business acquired	27,971	27,092
Liabilities
Future policy benefits	184,252	170,912
Deferred income tax liability	7,535	1,856
Equity
Retained earnings	27,289	21,363
Accumulated other comprehensive income (loss)	5,886	1,000
Total MetLife, Inc.'s stockholders' equity	59,797	48,625
Noncontrolling interests	374	371
Total equity	60,171	48,996	31,707	23,985
Restatement Adjustment [Member]
Assets
Other invested assets, principally at estimated fair value	(47)	(30)
Deferred policy acquisition costs and value of business acquired	(3,352)	(2,627)
Liabilities
Future policy benefits	23	10
Deferred income tax liability	(1,140)	(889)
Equity
Retained earnings	(2,475)	(1,917)
Accumulated other comprehensive income (loss)	197	145
Total MetLife, Inc.'s stockholders' equity	(2,278)	(1,772)
Noncontrolling interests	(4)	(6)
Total equity	$ (2,282)	$ (1,778)

Business Basis of Presentation and Summary of Significant Accounting Policies (Details 1) (USD $) In Millions, except Per Share data, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Revenues
Net investment income									$ 19,586	$ 17,494	$ 14,729
Expenses
Policyholder benefits and claims									35,471	29,187	28,005
Other expenses									18,537	12,927	10,761
Income (loss) from continuing operations before provision for income tax									9,185	3,730	(4,615)
Provision for income tax expense (benefit)									2,793	1,110	(2,106)
Income (loss) from continuing operations, net of income tax	963	3,444	1,061	924	(13)	291	1,526	816	6,392	2,620	(2,509)
Net income (loss)	988	3,450	1,093	884	10	294	1,537	822	6,415	2,663	(2,447)
Less: Net income (loss) attributable to noncontrolling interests	(2)	(6)	(7)	7	3	4	(10)	(1)	(8)	(4)	(36)
Net income (loss) attributable to MetLife, Inc.	990	3,456	1,100	877	7	290	1,547	823	6,423	2,667	(2,411)
Net income (loss) available to MetLife, Inc.'s common shareholders	959	3,426	1,069	701	(24)	260	1,516	793	6,155	2,545	(2,533)
Income (loss) from continuing operations, net of income tax, available to MetLife, Inc.'s common shareholders per common share:
Basic	$ 0.88	$ 3.22	$ 0.98	$ 0.7	$ (0.04)	$ 0.3	$ 1.83	$ 0.95	$ 5.79	$ 2.83	$ (3.17)
Diluted	$ 0.88	$ 3.2	$ 0.97	$ 0.7	$ (0.04)	$ 0.29	$ 1.82	$ 0.95	$ 5.74	$ 2.81	$ (3.17)
Net income (loss) available to MetLife, Inc.'s common shareholders per common share:
Basic	$ 0.9	$ 3.23	$ 1.01	$ 0.66	$ (0.02)	$ 0.3	$ 1.84	$ 0.96	$ 5.81	$ 2.88	$ (3.09)
Diluted	$ 0.9	$ 3.21	$ 1	$ 0.66	$ (0.02)	$ 0.29	$ 1.83	$ 0.96	$ 5.76	$ 2.86	$ (3.09)
Impact of income (loss) from discontinued real estate operations									3	4	4
Impact of income (loss) from discontinued real estate operations, net investment income									5	6	6
Impact of income (loss) from discontinued real estate operations, net investment income, taxes									2	2	2
Previously Reported [Member]
Revenues
Net investment income									19,601	17,505	14,735
Expenses
Policyholder benefits and claims									35,457	29,185	28,003
Other expenses									17,730	12,764	10,521
Income (loss) from continuing operations before provision for income tax									10,021	3,906	(4,367)
Provision for income tax expense (benefit)									3,073	1,163	(2,027)
Income (loss) from continuing operations, net of income tax									6,948	2,743	(2,340)
Net income (loss)									6,971	2,786	(2,278)
Less: Net income (loss) attributable to noncontrolling interests									(10)	(4)	(32)
Net income (loss) attributable to MetLife, Inc.									6,981	2,790	(2,246)
Net income (loss) available to MetLife, Inc.'s common shareholders									6,713	2,668	(2,368)
Income (loss) from continuing operations, net of income tax, available to MetLife, Inc.'s common shareholders per common share:
Basic									$ 6.32	$ 2.98	$ (2.96)
Diluted									$ 6.27	$ 2.96	$ (2.96)
Net income (loss) available to MetLife, Inc.'s common shareholders per common share:
Basic									$ 6.34	$ 3.02	$ (2.89)
Diluted									$ 6.29	$ 3	$ (2.89)
Restatement Adjustment [Member]
Revenues
Net investment income									(15)	(11)	(6)
Expenses
Policyholder benefits and claims									14	2	2
Other expenses									807	163	240
Income (loss) from continuing operations before provision for income tax									(836)	(176)	(248)
Provision for income tax expense (benefit)									(280)	(53)	(79)
Income (loss) from continuing operations, net of income tax									(556)	(123)	(169)
Net income (loss)									(556)	(123)	(169)
Less: Net income (loss) attributable to noncontrolling interests									2	0	(4)
Net income (loss) attributable to MetLife, Inc.									(558)	(123)	(165)
Net income (loss) available to MetLife, Inc.'s common shareholders									$ (558)	$ (123)	$ (165)
Income (loss) from continuing operations, net of income tax, available to MetLife, Inc.'s common shareholders per common share:
Basic									$ (0.53)	$ (0.15)	$ (0.21)
Diluted									$ (0.53)	$ (0.15)	$ (0.21)
Net income (loss) available to MetLife, Inc.'s common shareholders per common share:
Basic									$ (0.53)	$ (0.14)	$ (0.2)
Diluted									$ (0.53)	$ (0.14)	$ (0.2)

Business Basis of Presentation and Summary of Significant Accounting Policies (Details 2) (USD $) In Millions, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Cash flows from operating activities
Net income (loss)	$ 988	$ 3,450	$ 1,093	$ 884	$ 10	$ 294	$ 1,537	$ 822	$ 6,415	$ 2,663	$ (2,447)
Change in deferred policy acquisition costs, net									(591)	(370)	(1,609)
Change in income tax recoverable (payable)									1,742	1,231	(2,681)
Change in insurance-related liabilities and policy-related balances									7,081	6,491	6,403
Cash flows from investing activities
Net change in other invested assets									(19)	148	1,394
Previously Reported [Member]
Cash flows from operating activities
Net income (loss)									6,971	2,786	(2,278)
Change in deferred policy acquisition costs, net									(1,397)	(541)	(1,837)
Change in income tax recoverable (payable)									2,022	1,292	(2,614)
Change in insurance-related liabilities and policy-related balances									7,068	6,489	6,401
Cash flows from investing activities
Net change in other invested assets									(36)	137	1,388
Restatement Adjustment [Member]
Cash flows from operating activities
Net income (loss)									(556)	(123)	(169)
Change in deferred policy acquisition costs, net									806	171	228
Change in income tax recoverable (payable)									(280)	(61)	(67)
Change in insurance-related liabilities and policy-related balances									13	2	2
Cash flows from investing activities
Net change in other invested assets									$ 17	$ 11	$ 6

Business Basis of Presentation and Summary of Significant Accounting Policies (Textuals) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Jun. 30, 2010	Dec. 31, 2008
Business, Basis of Presentation and Summary of Significant Accounting Policies [Abstract]
Business Acquisition, Effective Date of Acquisition		November 1, 2010
Business Acquisition, Name of Acquired Entity		American Life Insurance Company ("American Life") and Delaware American Life Insurance Company ("DelAm") from AIG, (American Life, together with DelAm, collectively, "ALICO")
Period of Acquisition's operations included in MetLife's results	For the year ended November 30, 2011	For the one month ended November 30, 2010
Reclassification of securities from fixed maturity securities to trading securities due to adoption of embedded credit derivative scope exception guidance				$ 50,000,000
Adjustment to trading securities due to adoption of VIE guidance			278,000,000
Adjustment to commercial mortgage loans due to adoption of VIE guidance			6,800,000,000
Adjustment to long-term debt due to adoption of VIE guidance			6,800,000,000
Adjustment to fixed maturity securities due to adoption of VIE guidance			179,000,000
Adjustment to equity securities due to adoption of VIE guidance			less than $1 million
Adjustment to net investment income on consolidated assets due to VIE guidance		426,000,000
Adjustment to net investment gains (losses) due to VIE guidance		6,000,000
Adjustment to policyholder related amounts due to OTTI guidance			10,000,000
Increase in pre-tax earnings due to OTTI guidance			857,000,000
Securitized reverse residential mortgage loans - fair value option	7,652,000,000	0
Other liabilities under fair value option	7,626,000,000	0
Property, Equipment, Leasehold Improvements and Computer Software [Abstract]
Cost basis of property, equipment and leasehold improvements	2,500,000,000	2,400,000,000
Accumulated depreciation and amortization of property, equipment and leasehold improvements	1,200,000,000	1,200,000,000
Depreciation and amortization expense	199,000,000	151,000,000	151,000,000
Cost basis of computer software	2,200,000,000	2,000,000,000
Accumulated amortization of computer software	1,500,000,000	1,400,000,000
Amortization expense related to computer software	217,000,000	189,000,000	171,000,000
Liability for Future Policy Benefits and Policyholder Account Balances [Abstract]
Participating business as a percentage of gross life insurance policies in-force	6.00%	6.00%
Participating business as a percentage of the gross life insurance premiums	21.00%	26.00%	28.00%
Cumulative Effect on Retained Earnings, Net of Tax [Abstract]
Cumulative effect of change in accounting principle, net of income tax	57,889,000,000	47,218,000,000	31,737,000,000		22,095,000,000
Adjustment Due To Other Than Temporary Impairment Guidance [Abstract]
Adjustment to deferred income taxes due to OTTI	0	27,000,000	(207,000,000)
Adjustment Due To Variable Interest Entities Guidance [Abstract]
Cumulative effect of initial adoption of new accounting principle on Accumulated other comprehensive income (loss), net of income tax	0	52,000,000	(335,000,000)
Consolidated Securitization Entities [Member]
Adjustment Due To Variable Interest Entities Guidance [Abstract]
Interest expense on long-term debt held by consolidated securitization entities	324,000,000	411,000,000
Retained Earnings
Cumulative Effect on Retained Earnings, Net of Tax [Abstract]
Cumulative effect of change in accounting principle, net of income tax	24,814,000,000	19,446,000,000	17,695,000,000		20,774,000,000
Accounting Standards Update 2010-11 [Member]
Cumulative Effect on Retained Earnings, Net of Tax [Abstract]
Cumulative effect of change in accounting principle, net of income tax		0
Accounting Standards Update 2010-11 [Member] | Retained Earnings
Cumulative Effect on Retained Earnings, Net of Tax [Abstract]
Cumulative effect of change in accounting principle, net of income tax		(10,000,000)
Accounting Standards Update 2009-17 [Member]
Cumulative Effect on Retained Earnings, Net of Tax [Abstract]
Cumulative effect of change in accounting principle, net of income tax			30,000,000
Adjustment Due To Variable Interest Entities Guidance [Abstract]
Cumulative effect of initial adoption of new accounting principle on Accumulated other comprehensive income (loss), net of income tax			42,000,000
Accounting Standards Update 2009-17 [Member] | Consolidated Securitization Entities [Member]
Adjustment Due To Variable Interest Entities Guidance [Abstract]
Interest expense on long-term debt held by consolidated securitization entities		411,000,000
Accounting Standards Update 2009-17 [Member] | Retained Earnings
Cumulative Effect on Retained Earnings, Net of Tax [Abstract]
Cumulative effect of change in accounting principle, net of income tax			(12,000,000)
FSP FAS 115-2 and FAS 124-2 [Member]
Cumulative Effect on Retained Earnings, Net of Tax [Abstract]
Cumulative effect of change in accounting principle, net of income tax			0
Adjustment Due To Other Than Temporary Impairment Guidance [Abstract]
Adjustment to deferred income taxes due to OTTI			40,000,000
FSP FAS 115-2 and FAS 124-2 [Member] | Fixed maturity securities [Member]
Adjustment Due To Other Than Temporary Impairment Guidance [Abstract]
New Accounting Pronouncement or Change in Accounting Principle, Effect of Adoption, Quantification			126,000,000
FSP FAS 115-2 and FAS 124-2 [Member] | CMBS [Member]
Adjustment Due To Other Than Temporary Impairment Guidance [Abstract]
New Accounting Pronouncement or Change in Accounting Principle, Effect of Adoption, Quantification			13,000,000
FSP FAS 115-2 and FAS 124-2 [Member] | ABS [Member]
Adjustment Due To Other Than Temporary Impairment Guidance [Abstract]
New Accounting Pronouncement or Change in Accounting Principle, Effect of Adoption, Quantification			53,000,000
FSP FAS 115-2 and FAS 124-2 [Member] | RMBS [Member]
Adjustment Due To Other Than Temporary Impairment Guidance [Abstract]
New Accounting Pronouncement or Change in Accounting Principle, Effect of Adoption, Quantification			43,000,000
FSP FAS 115-2 and FAS 124-2 [Member] | U.S. corporate securities [Member]
Adjustment Due To Other Than Temporary Impairment Guidance [Abstract]
New Accounting Pronouncement or Change in Accounting Principle, Effect of Adoption, Quantification			17,000,000
FSP FAS 115-2 and FAS 124-2 [Member] | Retained Earnings
Cumulative Effect on Retained Earnings, Net of Tax [Abstract]
Cumulative effect of change in accounting principle, net of income tax			$ 76,000,000
Domestic Business [Member] | Minimum [Member]
Liability for Future Policy Benefits, Assumptions [Abstract]
Interest rate assumptions for the aggregate future policy benefit liabilities for individual and group traditional fixed annuities	2.00%
Interest rate assumptions for the aggregate future policy benefit liabilities for non-medical health insurance	4.00%
Interest rate assumptions for the aggregate future policy benefit liabilities for disabled lives	2.00%
Interest rate range credited to policyholder account balances	1.00%
Domestic Business [Member] | Maximum [Member]
Liability for Future Policy Benefits, Assumptions [Abstract]
Interest rate assumptions for the aggregate future policy benefit liabilities for individual and group traditional fixed annuities	11.00%
Interest rate assumptions for the aggregate future policy benefit liabilities for non-medical health insurance	7.00%
Interest rate assumptions for the aggregate future policy benefit liabilities for disabled lives	9.00%
Interest rate range credited to policyholder account balances	13.00%
Domestic Business [Member] | Participating Life Insurance Policies [Member]
Liability for Future Policy Benefits, Assumptions [Abstract]
Interest rate assumptions for the aggregate future policy benefit liabilities for traditional life insurance policies, low end	3.00%
Interest rate assumptions for the aggregate future policy benefit liabilities for traditional life insurance policies, high end	7.00%
Domestic Business [Member] | Non-Participating Life Insurance Policies [Member]
Liability for Future Policy Benefits, Assumptions [Abstract]
Interest rate assumptions for the aggregate future policy benefit liabilities for traditional life insurance policies, low end	2.00%
Interest rate assumptions for the aggregate future policy benefit liabilities for traditional life insurance policies, high end	10.00%
International Business [Member] | Minimum [Member]
Liability for Future Policy Benefits, Assumptions [Abstract]
Interest rate assumptions for the aggregate future policy benefit liabilities for individual and group traditional fixed annuities	2.00%
Interest rate assumptions for the aggregate future policy benefit liabilities for disabled lives	2.00%
Interest rate range credited to policyholder account balances	1.00%
International Business [Member] | Maximum [Member]
Liability for Future Policy Benefits, Assumptions [Abstract]
Interest rate assumptions for the aggregate future policy benefit liabilities for individual and group traditional fixed annuities	12.00%
Interest rate assumptions for the aggregate future policy benefit liabilities for disabled lives	9.00%
Interest rate range credited to policyholder account balances	14.00%
International Business [Member] | Participating Life Insurance Policies [Member]
Liability for Future Policy Benefits, Assumptions [Abstract]
Interest rate assumptions for the aggregate future policy benefit liabilities for traditional life insurance policies, low end	1.00%
Interest rate assumptions for the aggregate future policy benefit liabilities for traditional life insurance policies, high end	18.00%
International Business [Member] | Non-Participating Life Insurance Policies [Member]
Liability for Future Policy Benefits, Assumptions [Abstract]
Interest rate assumptions for the aggregate future policy benefit liabilities for traditional life insurance policies, low end	1.00%
Interest rate assumptions for the aggregate future policy benefit liabilities for traditional life insurance policies, high end	14.00%
Building [Member]
Property, Plant and Equipment [Line Items]
Company occupied real estate, estimated life	40
Other Capitalized Property Plant and Equipment [Member]
Property, Plant and Equipment [Line Items]
All other property and equipment and leasehold improvements, estimated lives, minimum	3
All other property and equipment and leasehold improvements, estimated lives, maximum	7
Leasehold Improvements [Member]
Property, Plant and Equipment [Line Items]
All other property and equipment and leasehold improvements, estimated lives, minimum	5
All other property and equipment and leasehold improvements, estimated lives, maximum	10
Real Estate Investment [Member]
Property, Plant and Equipment [Line Items]
All other property and equipment and leasehold improvements, estimated lives, minimum	20
All other property and equipment and leasehold improvements, estimated lives, maximum	55
Computer Software, Intangible Asset [Member]
Finite-Lived Intangible Assets [Line Items]
Computer software, amortization period	4
VODA and VOCRA [Member]
Finite-Lived Intangible Assets [Line Items]
VODA and VOCRA useful life minimum	10
VODA and VOCRA useful life maximum	40
American Life Insurance Company ("American Life") and Delaware American Life Insurance ("DelAm") [Member]
Business, Basis of Presentation and Summary of Significant Accounting Policies [Abstract]
Business Acquisition, Effective Date of Acquisition		November 1, 2010
Business Acquisition [Line Items]
Subsidiary's fiscal year end date	November 30

Acquisitions and Dispositions (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Nov. 01, 2010
Acquisitions and Dispositions [Abstract]
Total cash paid and securities issued to AM Holdings			$ 15,994
Contractual purchase price adjustments			396
Total purchase price for acquisition			16,390
Effective settlement of pre-existing relationships			(186)
Contingent consideration	109		88
Fair Value of Purchase Price
Value of securities issued for business acquisition		3,000	9,200
Common Stock
Fair Value of Purchase Price
Value of securities issued for business acquisition			3,200
Convertible Preferred Stock
Fair Value of Purchase Price
Value of securities issued for business acquisition			2,805
Equity Units
Fair Value of Purchase Price
Value of securities issued for business acquisition			3,189
American Life Insurance Company ("American Life") and Delaware American Life Insurance ("DelAm") [Member]
Fair Value of Purchase Price
Cash			6,800
Total purchase consideration for ALICO			16,292
American Life Insurance Company ("American Life") and Delaware American Life Insurance ("DelAm") [Member] | Equity Units
Fair Value of Purchase Price
Value of securities issued for business acquisition			$ 3,000

Acquisitions and Dispositions (Details 1) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Nov. 01, 2010	Dec. 31, 2009
Assets Acquired [Abstract]
Business Acquisition Purchase Price Allocation Investments			$ 101,036
Cash and cash equivalents			4,175
Accrued investment income			948
Premiums, reinsurance and other receivables			1,971
Other assets			1,146
Separate account assets			244
Total assets			118,730
Liabilities Assumed [Abstract]
Future policy benefits			31,811
Policyholder account benefits			66,652
Other policy-related balances			7,306
Deferred and current income tax liability			375
Other liabilities			2,918
Separate account liabilities			244
Total liabilities			109,306
Redeemable noncontrolling interests in partially owned consolidated subsidiaries	105	117	109
Noncontrolling interests			(21)
Goodwill			6,998
Net assets acquired	233	16,292	16,292	0
Value of Business Acquired [Member]
Business Acquisition [Line Items]
VOBA			$ 9,210

Acquisitions and Dispositions (Details 2) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010 Y	Nov. 01, 2010
Business Acquisition [Line Items]
Weighted average amortization period	8.6
Total value of amortizable intangible assets acquired		$ 9,551
Value of Business Acquired [Member]
Business Acquisition [Line Items]
Weighted average amortization period	8.2
Acquired Finite-lived Intangible Asset, Amount		9,210
Value Of Distribution Agreements And Customer Relationships Acquired [Member]
Business Acquisition [Line Items]
Weighted average amortization period	10.3
Acquired Finite-lived Intangible Asset, Amount		$ 341

Acquisitions and Dispositions (Details 3) (USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2010
Revenues and Earnings of ALICO that are included in the Company's consolidated statement of operations
Total revenues from Acquisition included in MetLife's 2010 results	$ 950
Income (loss) from continuing operations, net of income tax, from Acquisition included in MetLife's 2010 results	$ (2)

Acquisitions and Dispositions (Details 4) (USD $) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Supplemental Pro Forma Information
Total revenues - Pro forma	$ 64,680	$ 54,282
Income (loss) from continuing operations, net of income tax attributable to common shareholders - Pro forma	$ 3,888	$ (1,353)
Basic	$ 3.6	$ (1.29)
Diluted	$ 3.57	$ (1.29)

Acquisitions and Dispositions (Details Textuals) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Nov. 01, 2010
Acquisitions and Dispositions [Abstract]
Business Acquisition Description		ALICO is an international life insurance company, providing consumers and businesses with products and services for life insurance, accident and health insurance, retirement and wealth management solutions.
Amount of goodwill resulting from the Acquisition estimated to be deductible for tax purposes		$ 4,000,000,000
Goodwill			6,998,000,000
Negative VOBA	7,000,000	4,422,000,000
Description of the basis for determining the amount of the indemnification assets		Valuation is inaccordance with the indemnification provisions of the contracts.
Value of indemnification assets			574,000,000
Cash consideration paid for business acquisition			7,200,000,000
Amount of tax deductible goodwill resulting from the Acquisition estimated to be deductible for U.S. tax purposes		573,000,000
Liability recognized in purchase accounting for the costs associated with restructuring foreign branches into subsidiaries			277,000,000
Business Acquisition [Line Items]
Total value of shares transferred to the seller		3,000,000,000	9,200,000,000
Equity Units, Shares Transferred		40,000,000
Stock Purchase Contracts, Minimum Shares of Common Stock issued from Settlement		67,800,000
Stock Purchase Contracts, Maximum Shares of Common Stock issued from Settlement		84,700,000
Equity Units Stated Interest Percentage		5.00%
Stock Purchase Contracts, Average Stated Interest Rate		3.02%
Debt Instrument, Interest Rate, Average Stated		1.98%
Trademarks [Member]
Business Acquisition [Line Items]
Finite-Lived Intangible Assets, Useful Life, Minimum		5
Finite-Lived Intangible Assets, Useful Life, Maximum		10
Acquired Finite-lived Intangible Asset, Amount		47,000,000
Alico Transaction [Member]
Business Acquisition [Line Items]
Equity Units, Shares Transferred		40,000,000
Equity Units Stated Interest Percentage		5.00%
Stock Purchase Contracts, Average Stated Interest Rate		3.02%
Debt Instrument, Interest Rate, Average Stated		1.98%
Common Stock
Business Acquisition [Line Items]
Total value of shares transferred to the seller			3,200,000,000
Convertible Preferred Stock
Business Acquisition [Line Items]
Total value of shares transferred to the seller			2,805,000,000
Equity Units
Business Acquisition [Line Items]
Total value of shares transferred to the seller			3,189,000,000
American Life Insurance Company ("American Life") and Delaware American Life Insurance ("DelAm") [Member] | Common Stock
Business Acquisition [Line Items]
Equity Units, Shares Transferred		78,239,712
Lower range of aggregate common shares expected to be issued to the seller		214,600,000
Upper range of aggregate common shares expected to be issued to the seller		231,500,000
Stock Purchase Contracts, Minimum Shares of Common Stock issued from Settlement		67,800,000
Stock Purchase Contracts, Maximum Shares of Common Stock issued from Settlement		84,700,000
Price per share of common stock issued		$ 40.9
American Life Insurance Company ("American Life") and Delaware American Life Insurance ("DelAm") [Member] | Convertible Preferred Stock
Business Acquisition [Line Items]
Equity Units, Shares Transferred		6,857,000
American Life Insurance Company ("American Life") and Delaware American Life Insurance ("DelAm") [Member] | Equity Units
Business Acquisition [Line Items]
Total value of shares transferred to the seller			$ 3,000,000,000
American Life Insurance Company ("American Life") and Delaware American Life Insurance ("DelAm") [Member] | Convertible Common Shares
Business Acquisition [Line Items]
Equity Units, Shares Transferred		68,570,000

Acquisitions and Dispositions (Details Textuals 1) In Millions, except Share data, unless otherwise specified	3 Months Ended								12 Months Ended					12 Months Ended									12 Months Ended			12 Months Ended
	Dec. 31, 2011 USD ($)	Sep. 30, 2011 USD ($)	Jun. 30, 2011 USD ($)	Mar. 31, 2011 USD ($)	Dec. 31, 2010 USD ($)	Sep. 30, 2010 USD ($)	Jun. 30, 2010 USD ($)	Mar. 31, 2010 USD ($)	Dec. 31, 2011 USD ($)	Dec. 31, 2010 USD ($)	Dec. 31, 2009 USD ($)	Dec. 31, 2011 GBP (£)	Nov. 01, 2010 USD ($)	Dec. 31, 2011 Minimum [Member] USD ($)	Dec. 31, 2011 Maximum [Member] USD ($)	Dec. 31, 2011 Mitsui Sumitomo MetLife Insurance Co., LTD. ("MSI MetLife") [Member] USD ($)	Dec. 31, 2011 Mitsui Sumitomo MetLife Insurance Co., LTD. ("MSI MetLife") [Member] JPY (¥)	Dec. 31, 2010 Mitsui Sumitomo MetLife Insurance Co., LTD. ("MSI MetLife") [Member] USD ($)	Dec. 31, 2011 MetLife Taiwan Insurance Company Limited [Member] USD ($)	Dec. 31, 2010 MetLife Taiwan Insurance Company Limited [Member] USD ($)	Dec. 31, 2009 MetLife Taiwan Insurance Company Limited [Member] USD ($)	Nov. 01, 2011 MetLife Taiwan Insurance Company Limited [Member] USD ($)	Dec. 31, 2009 Texas Life Insurance Company [Member] USD ($)	Mar. 31, 2009 Texas Life Insurance Company [Member] USD ($)	Oct. 31, 2009 Met Life Canada [Member] USD ($)	Dec. 31, 2011 Caribbean Business [Member] USD ($)	Dec. 31, 2011 Certain Businesses of MetLife Bank [Member] USD ($)	Dec. 31, 2010 American Life Insurance Company ("American Life") and Delaware American Life Insurance ("DelAm") [Member] Convertible Preferred Stock
Business Acquisition [Line Items]
Equity Units, Shares Transferred										40,000,000																		6,857,000
Description of Transaction
Total purchase price for acquisition													$ 16,390
Business Acquisition Reason										The Acquisition significantly broadened the Company’s diversification by product, distribution and geography, meaningfully accelerated MetLife’s global growth strategy, and provides the opportunity to build an international franchise leveraging the key strengths of ALICO.
Common stock, shares issued				68,570,000
Proceeds from issuance of common stock				2,966
Contingent Consideration
Minimum per unit fair value of fund assets backing certain U.K. unit-linked contracts												1
Change in value between the guaranteed amount and the fair value of the fund in relation to UK unit linked contracts specified in Stock Purchase Agreement that triggers a payment between American International Group, Incorporated the Company												106
Contingent consideration	109								109				88
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Total assets to be disposed	796,226				728,249				796,226	728,249																859	11,000
Total liabilities to be disposed	738,232				680,914				738,232	680,914																707	10,000
Interest in Mitsui Sumitomo MetLife Insurance Co., LTD. ("MSI MetLife")																50.00%	50.00%
Realized gain (loss) on disposition																(57)		(136)
Net proceeds on sale of joint venture																269	22,500
Expense for reimbursement of transaction costs related to disposal of joint venture																4	310
Amount of the accumulated other comprehensive losses in the foreign currency translation adjustment component of equity, net of income tax, resulting from the hedges of the Company's investment in the joint venture were released upon sale																46
Additional business expenses expected related to the exit of business														90	110
Charges incurred related to pending business disposition, net of income tax																										21	212
Cash consideration																			180					130
Transaction costs related to disposition of subsidiary																							1
Net assets sold																						282		101
Gain (loss) on disposal, net of income tax																			(64)	0	0		28
Income from operations of discontinued operations, net of income tax																			20	22	9		4
Income (loss) from discontinued operations, net of income tax	25	6	32	(40)	23	3	11	6	23	43	62								(44)	22	9		32
Total consideration paid for disposal of subsidiary through assumption reinsurance																									259
Cash consideration paid for disposal of subsidiary through assumption reinsurance																									14
Fixed maturity securities, mortgage loans and other assets used as consideration for disposal through assumption reinsurance																									245
The carrying value of the insurance liabilities transferred at the date of the assumption reinsurance agreement																									267
Gain (Loss) on disposal, net of income tax																									$ 5

Investments (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Available-for-sale Securities [Abstract]
Amortized Cost	$ 329,811	$ 317,617
Cost or Amortized Cost	3,208	3,621
Gross Unrealized OTTI Loss	724	601	859
Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $329,811 and $317,617, respectively;includes $3,225 and $3,330, respectively, relating to variable interest entities)	350,271	324,797
Equity securities	3,023	3,602
Fixed maturity securities [Member]
Available-for-sale Securities [Abstract]
Amortized Cost	329,811	317,617
Gross Unrealized Gain	25,973	13,760
Gross Unrealized Temporary Loss	4,789	5,979
Gross Unrealized OTTI Loss	724	601
Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $329,811 and $317,617, respectively;includes $3,225 and $3,330, respectively, relating to variable interest entities)	350,271	324,797
% of Total	100.00%	100.00%
U.S. corporate securities [Member]
Available-for-sale Securities [Abstract]
Amortized Cost	98,621	88,905
Gross Unrealized Gain	8,544	4,469
Gross Unrealized Temporary Loss	1,380	1,602
Gross Unrealized OTTI Loss	0	0
Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $329,811 and $317,617, respectively;includes $3,225 and $3,330, respectively, relating to variable interest entities)	105,785	91,772
% of Total	30.20%	28.30%
Foreign corporate securities [Member]
Available-for-sale Securities [Abstract]
Amortized Cost	61,568	65,487
Gross Unrealized Gain	3,789	3,326
Gross Unrealized Temporary Loss	1,338	925
Gross Unrealized OTTI Loss	1	0
Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $329,811 and $317,617, respectively;includes $3,225 and $3,330, respectively, relating to variable interest entities)	64,018	67,888
% of Total	18.30%	20.90%
Foreign government debt securities [Member]
Available-for-sale Securities [Abstract]
Amortized Cost	49,840	40,871
Gross Unrealized Gain	3,053	1,733
Gross Unrealized Temporary Loss	357	602
Gross Unrealized OTTI Loss	0	0
Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $329,811 and $317,617, respectively;includes $3,225 and $3,330, respectively, relating to variable interest entities)	52,536	42,002
% of Total	15.00%	12.90%
RMBS [Member]
Available-for-sale Securities [Abstract]
Amortized Cost	42,092	45,904
Gross Unrealized Gain	2,281	1,661
Gross Unrealized Temporary Loss	1,033	1,180
Gross Unrealized OTTI Loss	703	533
Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $329,811 and $317,617, respectively;includes $3,225 and $3,330, respectively, relating to variable interest entities)	42,637	45,852
% of Total	12.20%	14.10%
U.S. Treasury and agency securities [Member]
Available-for-sale Securities [Abstract]
Amortized Cost	34,132	32,469
Gross Unrealized Gain	5,882	1,394
Gross Unrealized Temporary Loss	2	559
Gross Unrealized OTTI Loss	0	0
Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $329,811 and $317,617, respectively;includes $3,225 and $3,330, respectively, relating to variable interest entities)	40,012	33,304
% of Total	11.40%	10.20%
CMBS [Member]
Available-for-sale Securities [Abstract]
Amortized Cost	18,565	20,213
Gross Unrealized Gain	730	740
Gross Unrealized Temporary Loss	218	266
Gross Unrealized OTTI Loss	8	12
Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $329,811 and $317,617, respectively;includes $3,225 and $3,330, respectively, relating to variable interest entities)	19,069	20,675
% of Total	5.40%	6.40%
ABS [Member]
Available-for-sale Securities [Abstract]
Amortized Cost	13,018	13,286
Gross Unrealized Gain	278	265
Gross Unrealized Temporary Loss	305	327
Gross Unrealized OTTI Loss	12	56
Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $329,811 and $317,617, respectively;includes $3,225 and $3,330, respectively, relating to variable interest entities)	12,979	13,168
% of Total	3.70%	4.10%
State and political subdivision securities [Member]
Available-for-sale Securities [Abstract]
Amortized Cost	11,975	10,476
Gross Unrealized Gain	1,416	171
Gross Unrealized Temporary Loss	156	518
Gross Unrealized OTTI Loss	0	0
Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $329,811 and $317,617, respectively;includes $3,225 and $3,330, respectively, relating to variable interest entities)	13,235	10,129
% of Total	3.80%	3.10%
Other fixed maturity securities [Member]
Available-for-sale Securities [Abstract]
Amortized Cost	0	6
Gross Unrealized Gain	0	1
Gross Unrealized Temporary Loss	0	0
Gross Unrealized OTTI Loss	0	0
Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $329,811 and $317,617, respectively;includes $3,225 and $3,330, respectively, relating to variable interest entities)	0	7
% of Total	0.00%	0.00%
Equity Securities [Member]
Available-for-sale Securities [Abstract]
Cost or Amortized Cost	3,208	3,621
Gross Unrealized Gain	114	222
Gross Unrealized Temporary Loss	299	241
Gross Unrealized OTTI Loss	0	0
Equity securities	3,023	3,602
% of Total	100.00%	100.00%
Common Stock
Available-for-sale Securities [Abstract]
Cost or Amortized Cost	2,219	2,059
Gross Unrealized Gain	83	146
Gross Unrealized Temporary Loss	97	12
Gross Unrealized OTTI Loss	0	0
Equity securities	2,205	2,193
% of Total	72.90%	60.90%
Non-redeemable preferred stock [Member]
Available-for-sale Securities [Abstract]
Cost or Amortized Cost	989	1,562
Gross Unrealized Gain	31	76
Gross Unrealized Temporary Loss	202	229
Gross Unrealized OTTI Loss	0	0
Equity securities	$ 818	$ 1,409
% of Total	27.10%	39.10%

Investments (Details 3) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
U.S. government and agency fixed-income securities:
Short-term investments, principally at estimated fair value	$ 17,310	$ 9,384
Cash equivalents	5,000	9,600
US Government Agencies Debt Securities [Member]
U.S. government and agency fixed-income securities:
Short-term investments, principally at estimated fair value	15,775	4,048
Cash equivalents	1,748	5,762
United States [Member] | US Government Agencies Debt Securities [Member]
Government and agency fixed maturity securities:
Government and agency fixed maturity securities	40,012	33,304
Japan [Member] | US Government Agencies Debt Securities [Member]
Government and agency fixed maturity securities:
Government and agency fixed maturity securities	21,003	15,591
Mexico [Member] | US Government Agencies Debt Securities [Member]
Government and agency fixed maturity securities:
Government and agency fixed maturity securities	$ 0	$ 5,050

Investments (Details 12) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Available-for-sale Securities, Debt Maturities [Abstract]
Amortized Cost, Due in one year or less	$ 16,747	$ 8,580
Amortized Cost, Due after one year through five years	62,819	65,143
Amortized Cost, Due after five years through ten years	82,694	76,508
Amortized Cost, Due after ten years	93,876	87,983
Amortized Cost, Subtotal	256,136	238,214
Amortized Cost, RMBS, CMBS and ABS	73,675	79,403
Amortized cost of fixed maturity securities available-for-sale	329,811	317,617
Estimated Fair Value, Due in one year or less	16,862	8,702
Estimated Fair Value, Due after one year through five years	64,414	66,796
Estimated Fair Value, Due after five years through ten years	88,036	79,571
Estimated Fair Value, Due after ten years	106,274	90,033
Estimated Fair Value, Subtotal	275,586	245,102
Estimated fair value, Mortgage-backed and asset-backed securities	74,685	79,695
Fixed maturity securities relating to variable interest entities	$ 350,271	$ 324,797

Investments (Details 13) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Components of net unrealized investment gains (losses) included in accumulated other comprehensive loss
Fixed maturity securities that were temporarily impaired	$ 21,096	$ 7,817	$ (1,208)
Fixed maturity securities with noncredit OTTI losses in accumulated other comprehensive income (loss)	(724)	(601)	(859)
Total fixed maturity securities	20,372	7,216	(2,067)
Equity securities	(167)	(3)	(103)
Derivatives	1,514	(59)	(144)
Other	72	42	71
Subtotal	21,791	7,196	(2,243)
Insurance liability loss recognition	(3,996)	(672)	(118)
DAC and VOBA related to noncredit OTTI losses recognized in accumulated other comprehensive income (loss)	47	38	71
DAC and VOBA	(1,800)	(1,003)	132
Policyholder dividend obligation	(2,919)	(876)	0
Subtotal	(8,668)	(2,513)	85
Deferred income tax benefit (expense) related to noncredit OTTI losses recognized in accumulated other comprehensive income (loss)	236	197	275
Deferred income tax benefit (expense)	(4,694)	(1,762)	544
Net unrealized investment gains (losses)	8,665	3,118	(1,339)
Net unrealized investment gains (losses) attributable to noncontrolling interests	9	4	1
Net unrealized investment gains (losses) attributable to MetLife, Inc.	$ 8,674	$ 3,122	$ (1,338)	$ (12,564)

Investments (Details 14) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Changes in fixed maturity securities with noncredit OTTI losses in accumulated other comprehensive income (loss)
Balance, beginning of period	$ (601)	$ (859)
Noncredit OTTI losses recognized	31	(212)
Transferred to retained earnings	0	16
Securities sold with a previous noncredit OTTI loss	125	137
Subsequent increases in estimated fair value	(279)	317
Balance, end of period	$ (724)	$ (601)

Investments (Details 15) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Changes In Net Unrealized Investment Gains Losses Included In Accumulated Other Comprehensive Loss [Abstract]
Balance, beginning of period	$ 3,122	$ (1,338)	$ (12,564)
Cumulative effect of change in accounting principles, net of income tax	0	52	(386)
Fixed maturity securities on which noncredit OTTI losses have been recognized	(123)	242	(733)
Unrealized investment gains (losses) during the year	14,823	9,117	20,745
Unrealized investment gains (losses) of subsidiaries at the date of disposal	(105)	0	0
Unrealized investment gains (losses) relating to [Abstract]
Insurance liability gain (loss) recognition	(3,406)	(554)	(160)
Insurance liability gain (loss) recognition of subsidiaries at the date of disposal	82	0	0
DAC and VOBA related to noncredit OTTI losses recognized in accumulated other comprehensive income (loss)	9	(33)	61
DAC and VOBA	(808)	(1,135)	(2,416)
DAC and VOBA of subsidiaries at the date of disposal	11	0	0
Policyholder dividend obligation	(2,043)	(876)	0
Deferred income tax benefit (expense) related to noncredit OTTI losses recognized in accumulated other comprehensive income (loss)	39	(73)	235
Deferred income tax benefit (expense)	(2,936)	(2,283)	(6,131)
Deferred income tax benefit (expense) of subsidiaries at the date of disposal	4	0	0
Net unrealized investment gains (losses)	8,669	3,119	(1,349)
Net unrealized investment gains (losses) attributable to noncontrolling interests	5	3	11
Balance, end of period	8,674	3,122	(1,338)
Changes in net unrealized investment gains (losses)	5,547	4,457	11,215
Changes in net unrealized investment gains (losses) attributable to noncontrolling interests	5	3	11
Changes in net unrealized investment gains (losses) attributable to MetLife, Inc.	$ 5,552	$ 4,460	$ 11,226

Investments (Details 16) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Continuous Gross Unrealized Loss and OTTI Loss for Fixed Maturity and Equity Securities Available-for-Sale
Total number of securities in an unrealized loss position less than 12 months	3,978	5,609
Total number of securities in an unrealized loss position equal to or greater than 12 months	1,963	1,704
Fixed maturity securities [Member]
Continuous Gross Unrealized Loss and OTTI Loss for Fixed Maturity and Equity Securities Available-for-Sale
Less than 12 months Estimated Fair Value	54,112	104,579
Less than 12 Months Gross Unrealized Loss	2,247	2,501
Equal to or Greater than 12 Months Estimated Fair Value	20,666	24,679
Equal to or Greater than 12 Months Gross Unrealized Loss	3,266	4,079
Total Estimated Fair Value	74,778	129,258
Total Gross Unrealized Loss	5,513	6,580
U.S. corporate securities [Member]
Continuous Gross Unrealized Loss and OTTI Loss for Fixed Maturity and Equity Securities Available-for-Sale
Less than 12 months Estimated Fair Value	15,642	22,954
Less than 12 Months Gross Unrealized Loss	590	447
Equal to or Greater than 12 Months Estimated Fair Value	5,135	8,319
Equal to or Greater than 12 Months Gross Unrealized Loss	790	1,155
Total Estimated Fair Value	20,777	31,273
Total Gross Unrealized Loss	1,380	1,602
Foreign corporate securities [Member]
Continuous Gross Unrealized Loss and OTTI Loss for Fixed Maturity and Equity Securities Available-for-Sale
Less than 12 months Estimated Fair Value	12,618	22,415
Less than 12 Months Gross Unrealized Loss	639	410
Equal to or Greater than 12 Months Estimated Fair Value	5,957	3,976
Equal to or Greater than 12 Months Gross Unrealized Loss	700	515
Total Estimated Fair Value	18,575	26,391
Total Gross Unrealized Loss	1,339	925
Foreign government debt securities [Member]
Continuous Gross Unrealized Loss and OTTI Loss for Fixed Maturity and Equity Securities Available-for-Sale
Less than 12 months Estimated Fair Value	11,227	26,659
Less than 12 Months Gross Unrealized Loss	230	585
Equal to or Greater than 12 Months Estimated Fair Value	1,799	189
Equal to or Greater than 12 Months Gross Unrealized Loss	127	17
Total Estimated Fair Value	13,026	26,848
Total Gross Unrealized Loss	357	602
RMBS [Member]
Continuous Gross Unrealized Loss and OTTI Loss for Fixed Maturity and Equity Securities Available-for-Sale
Less than 12 months Estimated Fair Value	4,040	7,630
Less than 12 Months Gross Unrealized Loss	547	221
Equal to or Greater than 12 Months Estimated Fair Value	4,724	7,624
Equal to or Greater than 12 Months Gross Unrealized Loss	1,189	1,492
Total Estimated Fair Value	8,764	15,254
Total Gross Unrealized Loss	1,736	1,713
U.S. Treasury, agency and government guaranteed securities [Member]
Continuous Gross Unrealized Loss and OTTI Loss for Fixed Maturity and Equity Securities Available-for-Sale
Less than 12 months Estimated Fair Value	2,611	13,401
Less than 12 Months Gross Unrealized Loss	1	530
Equal to or Greater than 12 Months Estimated Fair Value	50	118
Equal to or Greater than 12 Months Gross Unrealized Loss	1	29
Total Estimated Fair Value	2,661	13,519
Total Gross Unrealized Loss	2	559
CMBS [Member]
Continuous Gross Unrealized Loss and OTTI Loss for Fixed Maturity and Equity Securities Available-for-Sale
Less than 12 months Estimated Fair Value	2,825	3,787
Less than 12 Months Gross Unrealized Loss	135	29
Equal to or Greater than 12 Months Estimated Fair Value	678	1,363
Equal to or Greater than 12 Months Gross Unrealized Loss	91	249
Total Estimated Fair Value	3,503	5,150
Total Gross Unrealized Loss	226	278
ABS [Member]
Continuous Gross Unrealized Loss and OTTI Loss for Fixed Maturity and Equity Securities Available-for-Sale
Less than 12 months Estimated Fair Value	4,972	2,671
Less than 12 Months Gross Unrealized Loss	103	33
Equal to or Greater than 12 Months Estimated Fair Value	1,316	2,102
Equal to or Greater than 12 Months Gross Unrealized Loss	214	350
Total Estimated Fair Value	6,288	4,773
Total Gross Unrealized Loss	317	383
State and political subdivision securities [Member]
Continuous Gross Unrealized Loss and OTTI Loss for Fixed Maturity and Equity Securities Available-for-Sale
Less than 12 months Estimated Fair Value	177	5,061
Less than 12 Months Gross Unrealized Loss	2	246
Equal to or Greater than 12 Months Estimated Fair Value	1,007	988
Equal to or Greater than 12 Months Gross Unrealized Loss	154	272
Total Estimated Fair Value	1,184	6,049
Total Gross Unrealized Loss	156	518
Other fixed maturity securities [Member]
Continuous Gross Unrealized Loss and OTTI Loss for Fixed Maturity and Equity Securities Available-for-Sale
Less than 12 months Estimated Fair Value	0	1
Less than 12 Months Gross Unrealized Loss	0	0
Equal to or Greater than 12 Months Estimated Fair Value	0	0
Equal to or Greater than 12 Months Gross Unrealized Loss	0	0
Total Estimated Fair Value	0	1
Total Gross Unrealized Loss	0	0
Equity Securities [Member]
Continuous Gross Unrealized Loss and OTTI Loss for Fixed Maturity and Equity Securities Available-for-Sale
Less than 12 months Estimated Fair Value	785	280
Less than 12 Months Gross Unrealized Loss	126	21
Equal to or Greater than 12 Months Estimated Fair Value	375	825
Equal to or Greater than 12 Months Gross Unrealized Loss	173	220
Total Estimated Fair Value	1,160	1,105
Total Gross Unrealized Loss	299	241
Common Stock
Continuous Gross Unrealized Loss and OTTI Loss for Fixed Maturity and Equity Securities Available-for-Sale
Less than 12 months Estimated Fair Value	581	89
Less than 12 Months Gross Unrealized Loss	96	12
Equal to or Greater than 12 Months Estimated Fair Value	5	1
Equal to or Greater than 12 Months Gross Unrealized Loss	1	0
Total Estimated Fair Value	586	90
Total Gross Unrealized Loss	97	12
Non-redeemable preferred stock [Member]
Continuous Gross Unrealized Loss and OTTI Loss for Fixed Maturity and Equity Securities Available-for-Sale
Less than 12 months Estimated Fair Value	204	191
Less than 12 Months Gross Unrealized Loss	30	9
Equal to or Greater than 12 Months Estimated Fair Value	370	824
Equal to or Greater than 12 Months Gross Unrealized Loss	172	220
Total Estimated Fair Value	574	1,015
Total Gross Unrealized Loss	202	229

Investments (Details 17) (USD $) In Millions, except Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Aging of Gross Unrealized Loss and OTTI Loss for Fixed Maturity and Equity Securities Available-for-Sale
Amortized Cost	$ 329,811	$ 317,617
Cost or Amortized Cost	3,208	3,621
Fixed maturity securities [Member]
Aging of Gross Unrealized Loss and OTTI Loss for Fixed Maturity and Equity Securities Available-for-Sale
Amortized Cost	329,811	317,617
Equity Securities [Member]
Aging of Gross Unrealized Loss and OTTI Loss for Fixed Maturity and Equity Securities Available-for-Sale
Cost or Amortized Cost	3,208	3,621
Less than 20% [Member]
Aging of Gross Unrealized Loss and OTTI Loss for Fixed Maturity and Equity Securities Available-for-Sale
Amortized Cost	72,103	128,424
Cost or Amortized Cost	852	800
Gross Unrealized Loss	2,896	4,268
Gross Unrealized Loss	76	71
Less than 20% [Member] | Fixed maturity securities [Member]
Aging of Gross Unrealized Loss and OTTI Loss for Fixed Maturity and Equity Securities Available-for-Sale
Gross unrealized loss, percentage of amortized cost fixed maturity securities	4.00%	3.00%
Less than 20% [Member] | Equity Securities [Member]
Aging of Gross Unrealized Loss and OTTI Loss for Fixed Maturity and Equity Securities Available-for-Sale
Gross unrealized loss, percentage of cost equity securities	9.00%	9.00%
20% or more [Member]
Aging of Gross Unrealized Loss and OTTI Loss for Fixed Maturity and Equity Securities Available-for-Sale
Amortized Cost	8,188	7,414
Cost or Amortized Cost	607	546
Gross Unrealized Loss	2,617	2,312
Gross Unrealized Loss	223	170
20% or more [Member] | Fixed maturity securities [Member]
Aging of Gross Unrealized Loss and OTTI Loss for Fixed Maturity and Equity Securities Available-for-Sale
Gross unrealized loss, percentage of amortized cost fixed maturity securities	32.00%	31.00%
20% or more [Member] | Equity Securities [Member]
Aging of Gross Unrealized Loss and OTTI Loss for Fixed Maturity and Equity Securities Available-for-Sale
Gross unrealized loss, percentage of cost equity securities	37.00%	31.00%
Less than six months [Member] | Less than 20% [Member]
Aging of Gross Unrealized Loss and OTTI Loss for Fixed Maturity and Equity Securities Available-for-Sale
Amortized Cost	49,249	105,301
Cost or Amortized Cost	714	247
Gross Unrealized Loss	1,346	2,348
Gross Unrealized Loss	64	10
Less than six months [Member] | Less than 20% [Member] | Fixed maturity securities [Member]
Aging of Gross Unrealized Loss and OTTI Loss for Fixed Maturity and Equity Securities Available-for-Sale
Number of Securities	3,260	5,320
Less than six months [Member] | Less than 20% [Member] | Equity Securities [Member]
Aging of Gross Unrealized Loss and OTTI Loss for Fixed Maturity and Equity Securities Available-for-Sale
Number of Securities	154	106
Less than six months [Member] | 20% or more [Member]
Aging of Gross Unrealized Loss and OTTI Loss for Fixed Maturity and Equity Securities Available-for-Sale
Amortized Cost	4,736	1,403
Cost or Amortized Cost	376	94
Gross Unrealized Loss	1,332	368
Gross Unrealized Loss	123	22
Less than six months [Member] | 20% or more [Member] | Fixed maturity securities [Member]
Aging of Gross Unrealized Loss and OTTI Loss for Fixed Maturity and Equity Securities Available-for-Sale
Number of Securities	320	121
Less than six months [Member] | 20% or more [Member] | Equity Securities [Member]
Aging of Gross Unrealized Loss and OTTI Loss for Fixed Maturity and Equity Securities Available-for-Sale
Number of Securities	42	33
Six months or greater but less than nine months [Member] | Less than 20% [Member]
Aging of Gross Unrealized Loss and OTTI Loss for Fixed Maturity and Equity Securities Available-for-Sale
Amortized Cost	4,104	1,125
Cost or Amortized Cost	22	29
Gross Unrealized Loss	279	29
Gross Unrealized Loss	2	5
Six months or greater but less than nine months [Member] | Less than 20% [Member] | Fixed maturity securities [Member]
Aging of Gross Unrealized Loss and OTTI Loss for Fixed Maturity and Equity Securities Available-for-Sale
Number of Securities	375	104
Six months or greater but less than nine months [Member] | Less than 20% [Member] | Equity Securities [Member]
Aging of Gross Unrealized Loss and OTTI Loss for Fixed Maturity and Equity Securities Available-for-Sale
Number of Securities	19	3
Six months or greater but less than nine months [Member] | 20% or more [Member]
Aging of Gross Unrealized Loss and OTTI Loss for Fixed Maturity and Equity Securities Available-for-Sale
Amortized Cost	1,049	376
Cost or Amortized Cost	8	65
Gross Unrealized Loss	349	102
Gross Unrealized Loss	4	16
Six months or greater but less than nine months [Member] | 20% or more [Member] | Fixed maturity securities [Member]
Aging of Gross Unrealized Loss and OTTI Loss for Fixed Maturity and Equity Securities Available-for-Sale
Number of Securities	63	29
Six months or greater but less than nine months [Member] | 20% or more [Member] | Equity Securities [Member]
Aging of Gross Unrealized Loss and OTTI Loss for Fixed Maturity and Equity Securities Available-for-Sale
Number of Securities	3	2
Nine months or greater but less than twelve months [Member] | Less than 20% [Member]
Aging of Gross Unrealized Loss and OTTI Loss for Fixed Maturity and Equity Securities Available-for-Sale
Amortized Cost	1,160	371
Cost or Amortized Cost	18	6
Gross Unrealized Loss	55	28
Gross Unrealized Loss	2	0
Nine months or greater but less than twelve months [Member] | Less than 20% [Member] | Fixed maturity securities [Member]
Aging of Gross Unrealized Loss and OTTI Loss for Fixed Maturity and Equity Securities Available-for-Sale
Number of Securities	143	50
Nine months or greater but less than twelve months [Member] | Less than 20% [Member] | Equity Securities [Member]
Aging of Gross Unrealized Loss and OTTI Loss for Fixed Maturity and Equity Securities Available-for-Sale
Number of Securities	8	3
Nine months or greater but less than twelve months [Member] | 20% or more [Member]
Aging of Gross Unrealized Loss and OTTI Loss for Fixed Maturity and Equity Securities Available-for-Sale
Amortized Cost	288	89
Cost or Amortized Cost	0	47
Gross Unrealized Loss	93	27
Gross Unrealized Loss	0	16
Nine months or greater but less than twelve months [Member] | 20% or more [Member] | Fixed maturity securities [Member]
Aging of Gross Unrealized Loss and OTTI Loss for Fixed Maturity and Equity Securities Available-for-Sale
Number of Securities	14	9
Nine months or greater but less than twelve months [Member] | 20% or more [Member] | Equity Securities [Member]
Aging of Gross Unrealized Loss and OTTI Loss for Fixed Maturity and Equity Securities Available-for-Sale
Number of Securities	0	2
Twelve months or greater [Member] | Less than 20% [Member]
Aging of Gross Unrealized Loss and OTTI Loss for Fixed Maturity and Equity Securities Available-for-Sale
Amortized Cost	17,590	21,627
Cost or Amortized Cost	98	518
Gross Unrealized Loss	1,216	1,863
Gross Unrealized Loss	8	56
Twelve months or greater [Member] | Less than 20% [Member] | Fixed maturity securities [Member]
Aging of Gross Unrealized Loss and OTTI Loss for Fixed Maturity and Equity Securities Available-for-Sale
Number of Securities	1,523	1,245
Twelve months or greater [Member] | Less than 20% [Member] | Equity Securities [Member]
Aging of Gross Unrealized Loss and OTTI Loss for Fixed Maturity and Equity Securities Available-for-Sale
Number of Securities	24	35
Twelve months or greater [Member] | 20% or more [Member]
Aging of Gross Unrealized Loss and OTTI Loss for Fixed Maturity and Equity Securities Available-for-Sale
Amortized Cost	2,115	5,546
Cost or Amortized Cost	223	340
Gross Unrealized Loss	843	1,815
Gross Unrealized Loss	$ 96	$ 116
Twelve months or greater [Member] | 20% or more [Member] | Fixed maturity securities [Member]
Aging of Gross Unrealized Loss and OTTI Loss for Fixed Maturity and Equity Securities Available-for-Sale
Number of Securities	167	311
Twelve months or greater [Member] | 20% or more [Member] | Equity Securities [Member]
Aging of Gross Unrealized Loss and OTTI Loss for Fixed Maturity and Equity Securities Available-for-Sale
Number of Securities	20	14

Investments (Details 18)	Dec. 31, 2011	Dec. 31, 2010
Fair Value, Concentration of Risk, Financial Statement Captions [Line Items]
Percentage of gross unrealized loss and OTTI loss by sector	100.00%	100.00%
Percentage of gross unrealized loss and OTTI loss by industry	100.00%	100.00%
U.S. corporate securities [Member]
Fair Value, Concentration of Risk, Financial Statement Captions [Line Items]
Percentage of gross unrealized loss and OTTI loss by sector	24.00%	23.00%
RMBS [Member]
Fair Value, Concentration of Risk, Financial Statement Captions [Line Items]
Percentage of gross unrealized loss and OTTI loss by sector	30.00%	25.00%
Foreign corporate securities [Member]
Fair Value, Concentration of Risk, Financial Statement Captions [Line Items]
Percentage of gross unrealized loss and OTTI loss by sector	23.00%	14.00%
U.S. Treasury, agency and government guaranteed securities [Member]
Fair Value, Concentration of Risk, Financial Statement Captions [Line Items]
Percentage of gross unrealized loss and OTTI loss by sector	0.00%	8.00%
Percentage of gross unrealized loss and OTTI loss by industry	0.00%	8.00%
Foreign government debt securities [Member]
Fair Value, Concentration of Risk, Financial Statement Captions [Line Items]
Percentage of gross unrealized loss and OTTI loss by sector	6.00%	9.00%
Percentage of gross unrealized loss and OTTI loss by industry	6.00%	9.00%
ABS [Member]
Fair Value, Concentration of Risk, Financial Statement Captions [Line Items]
Percentage of gross unrealized loss and OTTI loss by sector	5.00%	5.00%
Percentage of gross unrealized loss and OTTI loss by industry	5.00%	5.00%
State and political subdivision securities [Member]
Fair Value, Concentration of Risk, Financial Statement Captions [Line Items]
Percentage of gross unrealized loss and OTTI loss by sector	3.00%	8.00%
Percentage of gross unrealized loss and OTTI loss by industry	3.00%	8.00%
CMBS [Member]
Fair Value, Concentration of Risk, Financial Statement Captions [Line Items]
Percentage of gross unrealized loss and OTTI loss by sector	4.00%	4.00%
Other sectors [Member]
Fair Value, Concentration of Risk, Financial Statement Captions [Line Items]
Percentage of gross unrealized loss and OTTI loss by sector	5.00%	4.00%
Mortgage-backed [Member]
Fair Value, Concentration of Risk, Financial Statement Captions [Line Items]
Percentage of gross unrealized loss and OTTI loss by industry	34.00%	29.00%
Finance Domestic Corporate Debt Securities [Member]
Fair Value, Concentration of Risk, Financial Statement Captions [Line Items]
Percentage of gross unrealized loss and OTTI loss by industry	27.00%	21.00%
Utility Domestic Corporate Debt Securities [Member]
Fair Value, Concentration of Risk, Financial Statement Captions [Line Items]
Percentage of gross unrealized loss and OTTI loss by industry	8.00%	5.00%
Consumer Domestic Corporate Debt Securities [Member]
Fair Value, Concentration of Risk, Financial Statement Captions [Line Items]
Percentage of gross unrealized loss and OTTI loss by industry	6.00%	4.00%
Communications Domestic Corporate Debt Securities [Member]
Fair Value, Concentration of Risk, Financial Statement Captions [Line Items]
Percentage of gross unrealized loss and OTTI loss by industry	3.00%	2.00%
Industrial Domestic Corporate Debt Securities [Member]
Fair Value, Concentration of Risk, Financial Statement Captions [Line Items]
Percentage of gross unrealized loss and OTTI loss by industry	2.00%	2.00%
Other industries [Member]
Fair Value, Concentration of Risk, Financial Statement Captions [Line Items]
Percentage of gross unrealized loss and OTTI loss by industry	6.00%	7.00%

Investments (Details 19) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Fixed maturity securities [Member]
Gross unrealized loss greater than $10 million for fixed maturity and equity securities
Number of securities	96	107
Total gross unrealized loss	$ 1,703	$ 2,014
Percentage of total gross unrealized loss	31.00%	31.00%
Equity Securities [Member]
Gross unrealized loss greater than $10 million for fixed maturity and equity securities
Number of securities	8	6
Total gross unrealized loss	$ 117	$ 103
Percentage of total gross unrealized loss	39.00%	43.00%

Investments (Details 20) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Equity securities available-for-sale with a gross unrealized loss of 20%or more
% A Rated or Better	20.00%
20% or more [Member] | Less than six months [Member]
Equity securities available-for-sale with a gross unrealized loss of 20%or more
Gross Unrealized Loss	$ 123
20% or more [Member] | Six months or greater but less than twelve months [Member]
Equity securities available-for-sale with a gross unrealized loss of 20%or more
Gross Unrealized Loss	4
20% or more [Member] | Twelve months or greater [Member]
Equity securities available-for-sale with a gross unrealized loss of 20%or more
Gross Unrealized Loss	96	116
20% or more [Member] | All equity securities with a gross unrealized loss of 20% or more [Member]
Equity securities available-for-sale with a gross unrealized loss of 20%or more
Gross Unrealized Loss	223
Equity Securities [Member]
Equity securities available-for-sale with a gross unrealized loss of 20%or more
Gross Unrealized Loss	299	241
Non-redeemable preferred stock [Member]
Equity securities available-for-sale with a gross unrealized loss of 20%or more
Gross Unrealized Loss	202	229
Non-redeemable preferred stock [Member] | 20% or more [Member] | Less than six months [Member]
Equity securities available-for-sale with a gross unrealized loss of 20%or more
Gross Unrealized Loss	87
% of All Equity Securities	71.00%
Non-redeemable preferred stock [Member] | 20% or more [Member] | Less than six months [Member] | All Industries [Member] | Investment Grade [Member]
Equity securities available-for-sale with a gross unrealized loss of 20%or more
Gross Unrealized Loss	46
% of All Non-Redeemable Preferred Stock	53.00%
Non-redeemable preferred stock [Member] | 20% or more [Member] | Less than six months [Member] | Financial Services Industry [Member] | Investment Grade [Member]
Equity securities available-for-sale with a gross unrealized loss of 20%or more
Gross Unrealized Loss	46
% of All Industries	100.00%
% A Rated or Better	22.00%
Non-redeemable preferred stock [Member] | 20% or more [Member] | Six months or greater but less than twelve months [Member]
Equity securities available-for-sale with a gross unrealized loss of 20%or more
Gross Unrealized Loss	0
% of All Equity Securities	0.00%
Non-redeemable preferred stock [Member] | 20% or more [Member] | Six months or greater but less than twelve months [Member] | All Industries [Member] | Investment Grade [Member]
Equity securities available-for-sale with a gross unrealized loss of 20%or more
Gross Unrealized Loss	0
% of All Non-Redeemable Preferred Stock	0.00%
Non-redeemable preferred stock [Member] | 20% or more [Member] | Six months or greater but less than twelve months [Member] | Financial Services Industry [Member] | Investment Grade [Member]
Equity securities available-for-sale with a gross unrealized loss of 20%or more
Gross Unrealized Loss	0
% of All Industries	0.00%
% A Rated or Better	0.00%
Non-redeemable preferred stock [Member] | 20% or more [Member] | Twelve months or greater [Member]
Equity securities available-for-sale with a gross unrealized loss of 20%or more
Gross Unrealized Loss	96
% of All Equity Securities	100.00%
Non-redeemable preferred stock [Member] | 20% or more [Member] | Twelve months or greater [Member] | All Industries [Member] | Investment Grade [Member]
Equity securities available-for-sale with a gross unrealized loss of 20%or more
Gross Unrealized Loss	96
% of All Non-Redeemable Preferred Stock	100.00%
Non-redeemable preferred stock [Member] | 20% or more [Member] | Twelve months or greater [Member] | Financial Services Industry [Member] | Investment Grade [Member]
Equity securities available-for-sale with a gross unrealized loss of 20%or more
Gross Unrealized Loss	96
% of All Industries	100.00%
% A Rated or Better	71.00%
Non-redeemable preferred stock [Member] | 20% or more [Member] | All equity securities with a gross unrealized loss of 20% or more [Member]
Equity securities available-for-sale with a gross unrealized loss of 20%or more
Gross Unrealized Loss	183
% of All Equity Securities	82.00%
Non-redeemable preferred stock [Member] | 20% or more [Member] | All equity securities with a gross unrealized loss of 20% or more [Member] | All Industries [Member] | Investment Grade [Member]
Equity securities available-for-sale with a gross unrealized loss of 20%or more
Gross Unrealized Loss	142
% of All Non-Redeemable Preferred Stock	78.00%
Non-redeemable preferred stock [Member] | 20% or more [Member] | All equity securities with a gross unrealized loss of 20% or more [Member] | Financial Services Industry [Member]
Equity securities available-for-sale with a gross unrealized loss of 20%or more
Gross Unrealized Loss	0
Non-redeemable preferred stock [Member] | 20% or more [Member] | All equity securities with a gross unrealized loss of 20% or more [Member] | Financial Services Industry [Member] | Investment Grade [Member]
Equity securities available-for-sale with a gross unrealized loss of 20%or more
Gross Unrealized Loss	$ 142
% of All Industries	100.00%
% A Rated or Better	55.00%

Investments (Details 21) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Total OTTI losses recognized in earnings:
Net investment gains (losses)	$ (953)	$ (151)	$ (2,057)
Total gains (losses) on fixed maturity securities:
Other-than-temporary impairments on fixed maturity securities	(924)	(682)	(2,432)
Other-than-temporary impairments on fixed maturity securities transferred to other comprehensive income (loss)	(31)	212	939
Total OTTI losses recognized in earnings	(955)	(470)	(1,493)
Fixed maturity securities - net gains (losses) on sales and disposals	25	215	(165)
Other net investment gains (losses):
Trading and other securities FVO general account securities - changes in estimated fair value	(2)	0	0
Mortgage Loans	175	22	(442)
Real estate and real estate joint ventures	134	(54)	(164)
Other limited partnership interests	4	(18)	(356)
Other investment portfolio gains (losses)	(7)	(6)	(26)
Subtotal - investment portfolio gains (losses)	(649)	(207)	(3,045)
FVO consolidated securitization entities - changes in estimated fair value included in net investment gains (losses):
Commercial mortgage loans	(84)	758	0
Trading securities	0	(78)	0
Long-term debt - related to trading securities	(8)	48	0
Long-term debt - related to commercial mortgage loans	97	(722)	0
Other Gains Losses	(223)	(207)	144
Subtotal consolidated securitizations entities and other gains (losses)	(218)	(201)	144
Total net investment gains (losses)	(867)	(408)	(2,901)
Fixed maturity securities [Member]
Total OTTI losses recognized in earnings:
Net investment gains (losses)	(930)	(255)	(1,658)
Total gains (losses) on fixed maturity securities:
Total OTTI losses recognized in earnings	(955)	(470)	(1,493)
Equity Securities [Member]
Total OTTI losses recognized in earnings:
Net investment gains (losses)	$ (23)	$ 104	$ (399)

Investments (Details 22) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Components of Sales or Disposals of Fixed Maturity and Equity Securities
Proceeds	$ 68,690	$ 55,130	$ 39,912
Gross investment gains	1,000	960	1,073
Gross investment losses	(938)	(627)	(1,237)
Total OTTI losses recognized in earnings:
Credit-related	(645)	(423)	(1,130)
Other	(370)	(61)	(763)
Total OTTI losses recognized in earnings	(955)	(470)	(1,493)
Total OTTI losses recognized in earnings	60	14	400
Total OTTI losses recognized in earnings	(1,015)	(484)	(1,893)
Net investment gains (losses)	(953)	(151)	(2,057)
Fixed maturity securities [Member]
Components of Sales or Disposals of Fixed Maturity and Equity Securities
Proceeds	67,449	54,514	38,972
Gross investment gains	892	831	939
Gross investment losses	(867)	(616)	(1,104)
Total OTTI losses recognized in earnings:
Credit-related	(645)	(423)	(1,130)
Other	(310)	(47)	(363)
Total OTTI losses recognized in earnings	(955)	(470)	(1,493)
Net investment gains (losses)	(930)	(255)	(1,658)
Equity Securities [Member]
Components of Sales or Disposals of Fixed Maturity and Equity Securities
Proceeds	1,241	616	940
Gross investment gains	108	129	134
Gross investment losses	(71)	(11)	(133)
Total OTTI losses recognized in earnings:
Credit-related	0	0	0
Other	(60)	(14)	(400)
Total OTTI losses recognized in earnings	(60)	(14)	(400)
Net investment gains (losses)	$ (23)	$ 104	$ (399)

Investments (Details 23) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Entity Sector Industry Classifications [Abstract]
Fixed maturity securities other than temporary impairment losses recognized in earnings, net	$ 955	$ 470	$ 1,493
Fixed maturity securities [Member]
Entity Sector Industry Classifications [Abstract]
Fixed maturity securities other than temporary impairment losses recognized in earnings, net	955	470	1,493
Communications Domestic Corporate Debt Securities [Member]
Entity Sector Industry Classifications [Abstract]
Fixed maturity securities other than temporary impairment losses recognized in earnings, net	41	16	235
Consumer Domestic Corporate Debt Securities [Member]
Entity Sector Industry Classifications [Abstract]
Fixed maturity securities other than temporary impairment losses recognized in earnings, net	50	36	211
Utility Domestic Corporate Debt Securities [Member]
Entity Sector Industry Classifications [Abstract]
Fixed maturity securities other than temporary impairment losses recognized in earnings, net	10	3	89
Industrial Domestic Corporate Debt Securities [Member]
Entity Sector Industry Classifications [Abstract]
Fixed maturity securities other than temporary impairment losses recognized in earnings, net	11	2	30
Finance Domestic Corporate Debt Securities [Member]
Entity Sector Industry Classifications [Abstract]
Fixed maturity securities other than temporary impairment losses recognized in earnings, net	56	126	452
Corporate fixed maturity securities [Member]
Entity Sector Industry Classifications [Abstract]
Fixed maturity securities other than temporary impairment losses recognized in earnings, net	169	183	1,043
Foreign government debt securities [Member]
Entity Sector Industry Classifications [Abstract]
Fixed maturity securities other than temporary impairment losses recognized in earnings, net	486	0	1
RMBS [Member]
Entity Sector Industry Classifications [Abstract]
Fixed maturity securities other than temporary impairment losses recognized in earnings, net	214	117	258
ABS [Member]
Entity Sector Industry Classifications [Abstract]
Fixed maturity securities other than temporary impairment losses recognized in earnings, net	54	84	103
CMBS [Member]
Entity Sector Industry Classifications [Abstract]
Fixed maturity securities other than temporary impairment losses recognized in earnings, net	32	86	88
Other fixed maturity securities [Member]
Entity Sector Industry Classifications [Abstract]
Fixed maturity securities other than temporary impairment losses recognized in earnings, net	$ 1	$ 0	$ 26

Investments (Details 24) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Entity Sector Industry Classifications [Abstract]
Equity securities other than temporary impairment losses recognized in earnings	$ 60	$ 14	$ 400
Equity Securities [Member]
Entity Sector Industry Classifications [Abstract]
Equity securities other than temporary impairment losses recognized in earnings	(60)	(14)	(400)
Non-redeemable preferred stock [Member]
Entity Sector Industry Classifications [Abstract]
Equity securities other than temporary impairment losses recognized in earnings	38	7	333
Common Stock
Entity Sector Industry Classifications [Abstract]
Equity securities other than temporary impairment losses recognized in earnings	22	7	67
Financial Services Industry [Member]
Entity Sector Industry Classifications [Abstract]
Equity securities other than temporary impairment losses recognized in earnings	38	3	340
Perpetual hybrid securities [Member]
Entity Sector Industry Classifications [Abstract]
Equity securities other than temporary impairment losses recognized in earnings	38	3	310
Common and remaining non-redeemable preferred stock [Member]
Entity Sector Industry Classifications [Abstract]
Equity securities other than temporary impairment losses recognized in earnings	0	0	30
Other industries [Member]
Entity Sector Industry Classifications [Abstract]
Equity securities other than temporary impairment losses recognized in earnings	$ 22	$ 11	$ 60

Investments (Details 25) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Other than Temporary Impairment, Credit Losses Recognized in Earnings [Roll Forward]
Balance, beginning of period	$ 443	$ 581
Additions:
Initial impairments - credit loss OTTI recognized on securities not previously impaired	45	109
Additional impairments - credit loss OTTI recognized on securities previously impaired	143	125
Reductions:
Due to sales (maturities, pay downs or prepayments) during the period of securities previously credit loss OTTI impaired	(90)	(260)
Due to securities de-recognized in connection with the adoption of new guidance related to the consolidation of VIEs	0	(100)
Due to securities impaired to net present value of expected future cash flows	(57)	(2)
Due to increases in cash flows- accretion of previous credit loss OTTI	(13)	(10)
Balance, end of period	$ 471	$ 443

Investments (Details 26) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
The Components of Net Investment Income
Fixed maturity securities	$ 15,037	$ 12,407	$ 11,545
Equity securities	141	128	178
Trading securities - actively traded and FVO general account securities	31	73	116
Mortgage loans	3,164	2,824	2,741
Policy loans	641	649	641
Real estate and real estate joint ventures	692	376	(270)
Other limited partnership interests	681	879	174
Cash, cash equivalents and short-term investments	167	101	128
International joint ventures	(12)	(92)	(121)
Other	178	236	205
Subtotal	20,720	17,581	15,337
Less: Investment expenses	1,022	885	892
Subtotal, net	19,698	16,696	14,445
Trading securities - FVO contractholder-directed unit-linked investments	(453)	372	284
FVO consolidated securitization entities:
Commercial mortgage loans	332	411	0
Securities	9	15	0
Subtotal	(112)	798	284
Net investment income	19,586	17,494	14,729
Actively traded securities and FVO general account securities [Member]
Changes in estimated fair value subsequent to purchase included in net investment income:
Changes in estimated fair value included in net investment income	(3)	30	34
FVO contractholder-directed unit-linked investments [Member]
Changes in estimated fair value subsequent to purchase included in net investment income:
Changes in estimated fair value included in net investment income	$ (647)	$ 322	$ 275

Investments (Details 27) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Securities Financing Transaction [Line Items]
Total cash collateral liability	$ 24,223	$ 24,647
Security collateral on deposit from counterparties	371	0
Reinvestment portfolio - estimated fair value	23,940	24,177
Securities Financing Transaction, Cost [Member]
Securities Financing Transaction [Line Items]
Securities loaned	20,613	23,715
Securities Financing Transaction, Fair Value [Member]
Securities Financing Transaction [Line Items]
Securities loaned	$ 24,072	$ 24,230

Investments (Details 28) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Investments [Abstract]
Invested assets on deposit	$ 1,660	$ 2,110
Invested assets held in trust	11,135	8,430
Invested assets pledged as collateral	29,899	29,470
Total invested assets on deposit, held in trust and pledged as collateral	$ 42,694	$ 40,010

Investments (Details 29) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Trading securities portfolio
Actively traded securities	$ 473	$ 463
FVO general account securities	267	131
FVO contractholder-directed unit-linked investments	17,411	17,794
FVO securities held by consolidated securitization entities	117	201
Trading and other securities, at estimated fair value (includes $473 and $463, respectively, of actively traded securities;and $280 and $387, respectively, relating to variable interest entities)	18,268	18,589
Short sale agreement liabilities at estimated fair value	(127)	(46)
Net long/short position - at estimated fair value	346	417
Investments pledged to secure short sale agreement liabilities	$ 558	$ 465

Investments (Details 30) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Company-held mortgage loans held-for-investment, net
Commercial mortgage loans	$ 40,440	$ 37,818
Percentage of loans receivable on commercial mortgage loans	56.10%	60.70%
Agricultural mortgage loans	13,129	12,751
Percentage of loans receivable on agricultural mortgage loans	18.20%	20.40%
Residential mortgage loans	689	2,231
Percentage of loans receivable on residential mortgage loans	1.00%	3.70%
Subtotal	54,258	52,800
Percentage of loans receivable on subtotal	75.30%	84.80%
Valuation allowances	(481)	(664)	(721)	(304)
Percentage of loans receivable on valuation allowances	(0.70%)	(1.10%)
Subtotal mortgage loans held-for-investment, net	53,777	52,136
Percentage of loans receivable on subtotal mortgage loans held-for-investment, net	74.60%	83.70%
Commercial mortgage loans held by consolidated securitization entities - fair value option	3,138	6,840
Percentage of loans receivable on commercial mortgage loans held by consolidated securitization entities - fair value option	4.40%	11.00%
Mortgage loans, at estimated fair value, relating to variable interest entities	56,915	58,976
Percentage of loans receivable on mortgage loans, at estimated fair value, relating to variable interest entities	79.00%	94.70%
Mortgage loans held-for-sale
Residential mortgage loans - FVO	3,064	2,510
Percentage of loans held for sale on residential mortgage loans - FVO	4.20%	4.00%
Mortgage loans - lower of amortized cost or estimated fair value	4,462	811
Percentage of loans held for sale on mortgage loans - lower of amortized cost or estimated fair value	6.20%	1.30%
Securitized reverse residential mortgage loans - fair value option	7,652	0
Percentage of securitized reverse residential mortgage loans - fair value option	10.60%	0.00%
Held-for-sale, principally at estimated fair value	15,178	3,321
Percentage of loans held for sale on held-for-sale, principally at estimated fair value	21.00%	5.30%
Total mortgage loans, net	$ 72,093	$ 62,297
Percentage of loans held for sale on total mortgage loans, net	100.00%	100.00%

Investments (Details 31) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Mortgage Loans on Real Estate [Line Items]
Evaluated individually for credit losses	$ 268	$ 279
Evaluated collectively for credit losses	53,990	52,521
Total mortgage loans	54,258	52,800
Specific credit losses	105	88
Non-specifically identified credit losses	376	576
Valuation allowances	481	664	721	304
Mortgage loan, net of valuation allowance	53,777	52,136
Commercial mortgage loans portfolio segment [Member]
Mortgage Loans on Real Estate [Line Items]
Evaluated individually for credit losses	96	120
Evaluated collectively for credit losses	40,344	37,698
Total mortgage loans	40,440	37,818
Specific credit losses	59	36
Non-specifically identified credit losses	339	526
Valuation allowances	398	562	589	232
Mortgage loan, net of valuation allowance	40,042	37,256
Agricultural mortgage loans portfolio segment [Member]
Mortgage Loans on Real Estate [Line Items]
Evaluated individually for credit losses	159	146
Evaluated collectively for credit losses	12,970	12,605
Total mortgage loans	13,129	12,751
Specific credit losses	45	52
Non-specifically identified credit losses	36	36
Valuation allowances	81	88	115	61
Mortgage loan, net of valuation allowance	13,048	12,663
Residential mortgage loans portfolio segment [Member]
Mortgage Loans on Real Estate [Line Items]
Evaluated individually for credit losses	13	13
Evaluated collectively for credit losses	676	2,218
Total mortgage loans	689	2,231
Specific credit losses	1	0
Non-specifically identified credit losses	1	14
Valuation allowances	2	14	17	11
Mortgage loan, net of valuation allowance	$ 687	$ 2,217

Investments (Details 32) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Allowance for Loan and Lease Losses, Provision for Loss, Net
Beginning Balance	$ 664	$ 721	$ 304
Provision/(release)	(145)	9	475
Charge-offs, net of recoveries	(19)	(66)	(58)
Transfer to held-for-sale	19
Ending Balance	481	664	721
Commercial mortgage loans portfolio segment [Member]
Allowance for Loan and Lease Losses, Provision for Loss, Net
Beginning Balance	562	589	232
Provision/(release)	(152)	(5)	384
Charge-offs, net of recoveries	(12)	(22)	(27)
Transfer to held-for-sale	0
Ending Balance	398	562	589
Agricultural mortgage loans portfolio segment [Member]
Allowance for Loan and Lease Losses, Provision for Loss, Net
Beginning Balance	88	115	61
Provision/(release)	(3)	12	79
Charge-offs, net of recoveries	(4)	(39)	(25)
Transfer to held-for-sale	0
Ending Balance	81	88	115
Residential mortgage loans portfolio segment [Member]
Allowance for Loan and Lease Losses, Provision for Loss, Net
Beginning Balance	14	17	11
Provision/(release)	10	2	12
Charge-offs, net of recoveries	(3)	(5)	(6)
Transfer to held-for-sale	19
Ending Balance	$ 2	$ 14	$ 17

Investments (Details 33) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Commercial Mortgage Loans - by Credit Quality Indicators with Estimated Fair Value:
Commercial mortgage loans	$ 40,440	$ 37,818
% of Total	100.00%	100.00%
Estimated Fair Value	42,105	38,777
% of Total	100.00%	100.00%
Less than 65% [Member]
Commercial Mortgage Loans - by Credit Quality Indicators with Estimated Fair Value:
Commercial mortgage loans	25,995	17,271
% of Total	64.30%	45.70%
Estimated Fair Value	27,581	18,183
% of Total	65.50%	46.90%
65% to 75% [Member]
Commercial Mortgage Loans - by Credit Quality Indicators with Estimated Fair Value:
Commercial mortgage loans	8,997	10,300
% of Total	22.30%	27.20%
Estimated Fair Value	9,387	10,685
% of Total	22.30%	27.60%
76% to 80% [Member]
Commercial Mortgage Loans - by Credit Quality Indicators with Estimated Fair Value:
Commercial mortgage loans	1,474	3,472
% of Total	3.60%	9.20%
Estimated Fair Value	1,473	3,535
% of Total	3.50%	9.10%
Greater than 80% [Member]
Commercial Mortgage Loans - by Credit Quality Indicators with Estimated Fair Value:
Commercial mortgage loans	3,974	6,775
% of Total	9.80%	17.90%
Estimated Fair Value	3,664	6,374
% of Total	8.70%	16.40%
Greater than 1.20x [Member]
Commercial Mortgage Loans - by Credit Quality Indicators with Estimated Fair Value:
Commercial mortgage loans	37,122	32,873
Greater than 1.20x [Member] | Less than 65% [Member]
Commercial Mortgage Loans - by Credit Quality Indicators with Estimated Fair Value:
Commercial mortgage loans	24,983	16,663
Greater than 1.20x [Member] | 65% to 75% [Member]
Commercial Mortgage Loans - by Credit Quality Indicators with Estimated Fair Value:
Commercial mortgage loans	8,275	9,022
Greater than 1.20x [Member] | 76% to 80% [Member]
Commercial Mortgage Loans - by Credit Quality Indicators with Estimated Fair Value:
Commercial mortgage loans	1,150	3,033
Greater than 1.20x [Member] | Greater than 80% [Member]
Commercial Mortgage Loans - by Credit Quality Indicators with Estimated Fair Value:
Commercial mortgage loans	2,714	4,155
1.00x - 1.20x [Member]
Commercial Mortgage Loans - by Credit Quality Indicators with Estimated Fair Value:
Commercial mortgage loans	1,762	3,007
1.00x - 1.20x [Member] | Less than 65% [Member]
Commercial Mortgage Loans - by Credit Quality Indicators with Estimated Fair Value:
Commercial mortgage loans	448	125
1.00x - 1.20x [Member] | 65% to 75% [Member]
Commercial Mortgage Loans - by Credit Quality Indicators with Estimated Fair Value:
Commercial mortgage loans	336	765
1.00x - 1.20x [Member] | 76% to 80% [Member]
Commercial Mortgage Loans - by Credit Quality Indicators with Estimated Fair Value:
Commercial mortgage loans	98	304
1.00x - 1.20x [Member] | Greater than 80% [Member]
Commercial Mortgage Loans - by Credit Quality Indicators with Estimated Fair Value:
Commercial mortgage loans	880	1,813
Less than 1.00x [Member]
Commercial Mortgage Loans - by Credit Quality Indicators with Estimated Fair Value:
Commercial mortgage loans	1,556	1,938
Less than 1.00x [Member] | Less than 65% [Member]
Commercial Mortgage Loans - by Credit Quality Indicators with Estimated Fair Value:
Commercial mortgage loans	564	483
Less than 1.00x [Member] | 65% to 75% [Member]
Commercial Mortgage Loans - by Credit Quality Indicators with Estimated Fair Value:
Commercial mortgage loans	386	513
Less than 1.00x [Member] | 76% to 80% [Member]
Commercial Mortgage Loans - by Credit Quality Indicators with Estimated Fair Value:
Commercial mortgage loans	226	135
Less than 1.00x [Member] | Greater than 80% [Member]
Commercial Mortgage Loans - by Credit Quality Indicators with Estimated Fair Value:
Commercial mortgage loans	$ 380	$ 807

Investments (Details 34) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Agricultural Mortgage Loans - by Credit Quality Indicator:
Recorded investment in Mortgage Loan	$ 13,129	$ 12,751
% of Total	100.00%	100.00%
Residential Mortgage Loans - by Credit Quality Indicator:
Recorded investment in Mortgage Loan	689	2,231
% of Total	100.00%	100.00%
Less than 65% [Member]
Agricultural Mortgage Loans - by Credit Quality Indicator:
Recorded investment in Mortgage Loan	11,802	11,483
% of Total	89.90%	90.10%
65% to 75% [Member]
Agricultural Mortgage Loans - by Credit Quality Indicator:
Recorded investment in Mortgage Loan	874	885
% of Total	6.70%	6.90%
76% to 80% [Member]
Agricultural Mortgage Loans - by Credit Quality Indicator:
Recorded investment in Mortgage Loan	76	48
% of Total	0.60%	0.40%
Greater than 80% [Member]
Agricultural Mortgage Loans - by Credit Quality Indicator:
Recorded investment in Mortgage Loan	377	335
% of Total	2.80%	2.60%
Performing [Member]
Residential Mortgage Loans - by Credit Quality Indicator:
Recorded investment in Mortgage Loan	671	2,149
% of Total	97.40%	96.30%
Nonperforming [Member]
Residential Mortgage Loans - by Credit Quality Indicator:
Recorded investment in Mortgage Loan	$ 18	$ 82
% of Total	2.60%	3.70%

Investments (Details 35) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Past Due and Interest Accrual Status of Mortgage Loans
Past Due Status of Mortgage Loans	$ 217	$ 296
Interest Accrual Status of Mortgage Loans	29	25
Mortgage loans that were in non accrual status	237	209
Commercial mortgage loans portfolio segment [Member]
Past Due and Interest Accrual Status of Mortgage Loans
Past Due Status of Mortgage Loans	63	58
Interest Accrual Status of Mortgage Loans	0	1
Mortgage loans that were in non accrual status	63	7
Agricultural mortgage loans portfolio segment [Member]
Past Due and Interest Accrual Status of Mortgage Loans
Past Due Status of Mortgage Loans	146	159
Interest Accrual Status of Mortgage Loans	29	13
Mortgage loans that were in non accrual status	157	177
Residential mortgage loans portfolio segment [Member]
Past Due and Interest Accrual Status of Mortgage Loans
Past Due Status of Mortgage Loans	8	79
Interest Accrual Status of Mortgage Loans	0	11
Mortgage loans that were in non accrual status	$ 17	$ 25

Investments (Details 36) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Impaired Mortgage Loans
Unpaid Principal Balance	$ 593	$ 507
Valuation allowances	481	664	721	304
Carrying value	470	403
Loans with a Valuation Allowance [Member]
Impaired Mortgage Loans
Unpaid Principal Balance	269	269
Recorded Investment	268	269
Valuation allowances	105	88
Carrying value	163	181
Loans Without Valuation Allowances [Member]
Impaired Mortgage Loans
Unpaid Principal Balance	324	238
Carrying value	307	222
Commercial mortgage loans portfolio segment [Member]
Impaired Mortgage Loans
Unpaid Principal Balance	348	219
Valuation allowances	398	562	589	232
Carrying value	274	171
Commercial mortgage loans portfolio segment [Member] | Loans with a Valuation Allowance [Member]
Impaired Mortgage Loans
Unpaid Principal Balance	96	120
Recorded Investment	96	120
Valuation allowances	59	36
Carrying value	37	84
Commercial mortgage loans portfolio segment [Member] | Loans Without Valuation Allowances [Member]
Impaired Mortgage Loans
Unpaid Principal Balance	252	99
Carrying value	237	87
Agricultural mortgage loans portfolio segment [Member]
Impaired Mortgage Loans
Unpaid Principal Balance	231	269
Valuation allowances	81	88	115	61
Carrying value	183	213
Agricultural mortgage loans portfolio segment [Member] | Loans with a Valuation Allowance [Member]
Impaired Mortgage Loans
Unpaid Principal Balance	160	146
Recorded Investment	159	146
Valuation allowances	45	52
Carrying value	114	94
Agricultural mortgage loans portfolio segment [Member] | Loans Without Valuation Allowances [Member]
Impaired Mortgage Loans
Unpaid Principal Balance	71	123
Carrying value	69	119
Residential mortgage loans portfolio segment [Member]
Impaired Mortgage Loans
Unpaid Principal Balance	14	19
Valuation allowances	2	14	17	11
Carrying value	13	19
Residential mortgage loans portfolio segment [Member] | Loans with a Valuation Allowance [Member]
Impaired Mortgage Loans
Unpaid Principal Balance	13	3
Recorded Investment	13	3
Valuation allowances	1	0
Carrying value	12	3
Residential mortgage loans portfolio segment [Member] | Loans Without Valuation Allowances [Member]
Impaired Mortgage Loans
Unpaid Principal Balance	1	16
Carrying value	$ 1	$ 16

Investments (Details 37) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Average investment and the related interest income in impaired mortgage loans held-for-investment
Average Investment	$ 588	$ 492	$ 338
Interest Income Recognized - Cash Basis	9	11	8
Interest Income Recognized - Accrual Basis	2	3	1
Commercial mortgage loans portfolio segment [Member]
Average investment and the related interest income in impaired mortgage loans held-for-investment
Average Investment	313	192
Interest Income Recognized - Cash Basis	5	5
Interest Income Recognized - Accrual Basis	1	1
Agricultural mortgage loans portfolio segment [Member]
Average investment and the related interest income in impaired mortgage loans held-for-investment
Average Investment	252	284
Interest Income Recognized - Cash Basis	4	6
Interest Income Recognized - Accrual Basis	1	2
Residential mortgage loans portfolio segment [Member]
Average investment and the related interest income in impaired mortgage loans held-for-investment
Average Investment	23	16
Interest Income Recognized - Cash Basis	0	0
Interest Income Recognized - Accrual Basis	$ 0	$ 0

Investments (Details 38) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011
Financing Receivable, Modifications [Line Items]
Number of Mortgage Loans	15
Carrying Value after Specific Valuation Allowance, Pre-Modification	$ 189
Carrying Value after Specific Valuation Allowance, Post-Modification	153
Commercial
Financing Receivable, Modifications [Line Items]
Number of Mortgage Loans	5
Carrying Value after Specific Valuation Allowance, Pre-Modification	147
Carrying Value after Specific Valuation Allowance, Post-Modification	111
Agricultural
Financing Receivable, Modifications [Line Items]
Number of Mortgage Loans	10
Carrying Value after Specific Valuation Allowance, Pre-Modification	42
Carrying Value after Specific Valuation Allowance, Post-Modification	42
Residential
Financing Receivable, Modifications [Line Items]
Number of Mortgage Loans	0
Carrying Value after Specific Valuation Allowance, Pre-Modification	0
Carrying Value after Specific Valuation Allowance, Post-Modification	$ 0

Investments (Details 40) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Mortgage loans, net [Member]
Purchased credit impaired investments, by invested asset class, held:
Outstanding principal and interest balance	$ 471	$ 504
Carrying value	173	195
Fixed maturity securities [Member]
Purchased credit impaired investments, by invested asset class, held:
Outstanding principal and interest balance	4,547	1,548
Carrying value	$ 3,130	$ 1,050

Investments (Details 41) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Mortgage loans, net [Member]
Purchased credit impaired investments as of their respective acquisition dates
Contractually required payments receivable (including interest)	$ 0	$ 553
Cash flows expected to be collected	0	374
Fair value of investments acquired	0	201
Fixed maturity securities [Member]
Purchased credit impaired investments as of their respective acquisition dates
Contractually required payments receivable (including interest)	5,141	2,126
Cash flows expected to be collected	4,365	1,782
Fair value of investments acquired	$ 2,590	$ 1,076

Investments (Details 42) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Mortgage loans, net [Member]
Accretable yield on purchased distressed assets acquired
Accretable yield, beginning of period	$ 170	$ 0
Accretion	(56)	(3)
Disposals	0	0
Reclassification to/ from nonaccretable difference	140	0
Accretable yield, end of period	254	170
Fixed maturity securities [Member]
Accretable yield on purchased distressed assets acquired
Accretable yield, beginning of period	541	0
Accretion	(114)	(62)
Disposals	(65)	0
Reclassification to/ from nonaccretable difference	174	(103)
Accretable yield, end of period	2,311	541
Investments Purchased [Member] | Mortgage loans, net [Member]
Accretable yield on purchased distressed assets acquired
Additions	0	0
Investments Purchased [Member] | Fixed maturity securities [Member]
Accretable yield on purchased distressed assets acquired
Additions	1,775	606
Acquisitions [Member] | Mortgage loans, net [Member]
Accretable yield on purchased distressed assets acquired
Additions	0	173
Acquisitions [Member] | Fixed maturity securities [Member]
Accretable yield on purchased distressed assets acquired
Additions	$ 0	$ 100

Investments (Details 43) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Variable Interest Entity [Line Items]
Total Assets	$ 7,273	$ 11,080
Total Liabilities	3,128	6,995
Consolidated Securitization Entities [Member]
Variable Interest Entity [Line Items]
Total Assets	3,299	7,114
Total Liabilities	3,103	6,892
MRSC collateral financing arrangement [Member]
Variable Interest Entity [Line Items]
Total Assets	3,333	3,333
Total Liabilities	0	0
Other limited partnership interests [Member]
Variable Interest Entity [Line Items]
Total Assets	360	319
Total Liabilities	6	85
Real estate joint ventures [Member]
Variable Interest Entity [Line Items]
Total Assets	16	20
Total Liabilities	18	17
Other invested assets [Member]
Variable Interest Entity [Line Items]
Total Assets	102	108
Total Liabilities	1	1
Trading Account Assets [Member]
Variable Interest Entity [Line Items]
Total Assets	163	186
Total Liabilities	$ 0	$ 0

Investments (Details 44) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Sep. 30, 2010	Dec. 31, 2009	Dec. 31, 2008
Assets:
Mortgage Loans on Real Estate, Commercial and Consumer, Net	$ 56,915	$ 58,976
Trading Securities And Other Trading Assets	18,268	18,589
Cash and Cash Equivalents, at Carrying Value	10,461	12,957	12,957	10,024	24,131
Accrued Investment Income Receivable	4,344	4,328
Premiums and Other Receivables, Net	22,481	19,799
Total Assets	7,273	11,080
Liabilities
Long-term Debt	23,692	27,586
Other Liabilities	30,914	20,366
Total Liabilities	3,128	6,995
Consolidated Securitization Entities [Member]
Assets:
Mortgage Loans on Real Estate, Commercial and Consumer, Net	3,138	6,840
Trading Securities And Other Trading Assets	117	201
Cash and Cash Equivalents, at Carrying Value	21	39
Accrued Investment Income Receivable	16	34
Premiums and Other Receivables, Net	7	0
Total Assets	3,299	7,114
Liabilities
Long-term Debt	3,068	6,820
Other Liabilities	35	72
Total Liabilities	$ 3,103	$ 6,892

Investments (Details 45) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Variable Interest Entity [Line Items]
Available-for-sale Securities, Debt Securities	$ 350,271	$ 324,797
Mortgage Loans on Real Estate, Commercial and Consumer, Net	56,915	58,976
Estimated Fair Value	7,273	11,080
MRSC collateral financing arrangement [Member]
Variable Interest Entity [Line Items]
Mortgage Loans on Real Estate, Commercial and Consumer, Net	49	0
Cash and cash equivalents	59	3
Estimated Fair Value	3,333	3,333
Fixed maturity securities [Member]
Variable Interest Entity [Line Items]
Available-for-sale Securities, Debt Securities	350,271	324,797
U.S. corporate securities [Member]
Variable Interest Entity [Line Items]
Available-for-sale Securities, Debt Securities	105,785	91,772
U.S. corporate securities [Member] | MRSC collateral financing arrangement [Member]
Variable Interest Entity [Line Items]
Available-for-sale Securities, Debt Securities	833	893
Foreign corporate securities [Member]
Variable Interest Entity [Line Items]
Available-for-sale Securities, Debt Securities	64,018	67,888
Foreign corporate securities [Member] | MRSC collateral financing arrangement [Member]
Variable Interest Entity [Line Items]
Available-for-sale Securities, Debt Securities	126	139
Foreign government debt securities [Member]
Variable Interest Entity [Line Items]
Available-for-sale Securities, Debt Securities	52,536	42,002
Foreign government debt securities [Member] | MRSC collateral financing arrangement [Member]
Variable Interest Entity [Line Items]
Available-for-sale Securities, Debt Securities	0	5
RMBS [Member]
Variable Interest Entity [Line Items]
Available-for-sale Securities, Debt Securities	42,637	45,852
RMBS [Member] | MRSC collateral financing arrangement [Member]
Variable Interest Entity [Line Items]
Available-for-sale Securities, Debt Securities	502	547
CMBS [Member]
Variable Interest Entity [Line Items]
Available-for-sale Securities, Debt Securities	19,069	20,675
CMBS [Member] | MRSC collateral financing arrangement [Member]
Variable Interest Entity [Line Items]
Available-for-sale Securities, Debt Securities	369	383
ABS [Member]
Variable Interest Entity [Line Items]
Available-for-sale Securities, Debt Securities	12,979	13,168
ABS [Member] | MRSC collateral financing arrangement [Member]
Variable Interest Entity [Line Items]
Available-for-sale Securities, Debt Securities	1,356	1,333
State and political subdivision securities [Member]
Variable Interest Entity [Line Items]
Available-for-sale Securities, Debt Securities	13,235	10,129
State and political subdivision securities [Member] | MRSC collateral financing arrangement [Member]
Variable Interest Entity [Line Items]
Available-for-sale Securities, Debt Securities	$ 39	$ 30

Investments (Details 46) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Variable Interest Entity [Line Items]
Total Assets	$ 86,010	$ 91,218
Total Liabilities	88,167	93,579
Real estate joint ventures [Member]
Variable Interest Entity [Line Items]
Total Assets	61	40
Total Liabilities	79	108
Other limited partnership interests [Member]
Variable Interest Entity [Line Items]
Total Assets	4,340	4,383
Total Liabilities	6,084	6,479
Trading securities [Member]
Variable Interest Entity [Line Items]
Total Assets	671	789
Total Liabilities	671	789
Mortgage loans, net [Member]
Variable Interest Entity [Line Items]
Total Assets	456	350
Total Liabilities	456	350
Other invested assets [Member]
Variable Interest Entity [Line Items]
Total Assets	799	576
Total Liabilities	1,194	773
U.S. corporate securities [Member]
Variable Interest Entity [Line Items]
Total Assets	2,911	2,435
Total Liabilities	2,911	2,435
Foreign corporate securities [Member]
Variable Interest Entity [Line Items]
Total Assets	2,087	2,950
Total Liabilities	2,087	2,950
RMBS [Member]
Variable Interest Entity [Line Items]
Total Assets	42,637	45,852
Total Liabilities	42,637	45,825
CMBS [Member]
Variable Interest Entity [Line Items]
Total Assets	19,069	20,675
Total Liabilities	19,069	20,675
ABS [Member]
Variable Interest Entity [Line Items]
Total Assets	12,979	13,168
Total Liabilities	$ 12,979	$ 13,168

Investments (Details 47) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Real Estate Investment Property at Cost
Traditional, Carrying Value	$ 5,845	$ 4,871
Real estate joint ventures and funds, Carrying Value	2,340	2,707
Real estate and real estate joint ventures, Carrying Value	8,185	7,578
Foreclosed, Carrying Value	264	152
Real estate held-for-investment, Carrying Value	8,449	7,730
Real estate held-for-sale, Carrying Value	114	300
Total real estate and real estate joint ventures, Carrying Value	$ 8,563	$ 8,030
Traditional, % of Total	68.30%	60.70%
Real estate joint ventures and funds, % of Total	27.30%	33.70%
Real estate and real estate joint ventures, % of Total	95.60%	94.40%
Foreclosed, % of Total	3.10%	1.90%
Real estate held-for-investment, % of Total	98.70%	96.30%
Real estate held-for-sale, % of Total	1.30%	3.70%
Total real estate and real estate joint ventures, % of Total	100.00%	100.00%

Investments (Details 48) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Other Invested Assets
Other invested assets	$ 23,581	$ 15,400
% of Total	100.00%	100.00%
Freestanding derivatives with positive fair values [Member]
Other Invested Assets
Other invested assets	16,200	7,777
% of Total	68.70%	50.50%
Leveraged leases, net of non-recourse debt [Member]
Other Invested Assets
Other invested assets	2,248	2,191
% of Total	9.50%	14.20%
Tax credit partnerships [Member]
Other Invested Assets
Other invested assets	1,531	976
% of Total	6.50%	6.30%
MSR's [Member]
Other Invested Assets
Other invested assets	666	950
% of Total	2.80%	6.20%
Funds withheld [Member]
Other Invested Assets
Other invested assets	608	551
% of Total	2.60%	3.60%
Joint venture investments [Member]
Other Invested Assets
Other invested assets	171	664
% of Total	0.70%	4.30%
Other [Member]
Other Invested Assets
Other invested assets	$ 2,157	$ 2,291
% of Total	9.20%	14.90%

Investments (Details 49) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Investment in leveraged leases
Rental receivables, net	$ 1,859	$ 1,882
Estimated residual values	1,657	1,682
Subtotal	3,516	3,564
Unearned income	(1,268)	(1,373)
Investment in leveraged leases	$ 2,248	$ 2,191

Investments (Details 50) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Net Income from Investment in leveraged leases
Net Investment income from investment in leveraged leases	$ 125	$ 123	$ 114
Less: Income tax expense on leveraged leases net investment income	(44)	(43)	(40)
Net investment income after income tax from investment in leveraged leases	$ 81	$ 80	$ 74

Investments (Details Textuals) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Schedule of Available-for-sale Securities [Line Items]
Fixed maturity securities with noncredit OTTI losses in accumulated other comprehensive income (loss)	$ (724)	$ (601)	$ (859)
Fixed maturity securities [Member]
Schedule of Available-for-sale Securities [Line Items]
Fixed maturity securities with noncredit OTTI losses in accumulated other comprehensive income (loss)	(724)	(601)
Foreign corporate securities [Member]
Schedule of Available-for-sale Securities [Line Items]
Fixed maturity securities with noncredit OTTI losses in accumulated other comprehensive income (loss)	(1)	0
CMBS [Member]
Schedule of Available-for-sale Securities [Line Items]
Fixed maturity securities with noncredit OTTI losses in accumulated other comprehensive income (loss)	$ (8)	$ (12)

Investments (Details Textuals 2) (USD $)	Dec. 31, 2011	Dec. 31, 2010
Schedule of Available-for-sale Securities [Line Items]
Available-for-sale Debt Securities, Amortized Cost Basis	$ 256,136,000,000	$ 238,214,000,000
Fair Value, Concentration of Risk, Financial Statement Captions [Line Items]
Equity securities holdings exposure in single issuer greater than stated percentage of Company's equity	10.00%	10.00%
Equity securities holdings exposure amount of a single issuer greater than 10% of Company's equity	0	0
Fixed maturity securities exposure to single issuer greater than a stated percentage of stockholders' equity	10.00%	10.00%
Fixed maturity securities exposure to single issuer less than a stated percentage of stockholders' equity	10.00%	10.00%
Fixed maturity securities exposure amount to single issuer greater than 10% of the Company's stockholders' equity other than the U.S. and Mexican government securities	0	0
Holdings in European sovereign fixed maturity securities at estimated fair value	264,000,000	1,600,000,000
Net exposure in holdings in European sovereign fixed maturity securities stated percentage of the Company's equity	0.40%	3.20%
Net exposure in holdings in European sovereign fixed maturity securities stated percentage of total cash and invested assets	0.10%	0.30%
Mexico [Member] | US Government Agencies Debt Securities [Member]
Fair Value, Concentration of Risk, Financial Statement Captions [Line Items]
Fair Value Concentration Of Risk Investments Less Than Ten Percent	5,000,000,000
European Sovereign Fixed Maturity Securities [Member]
Schedule of Available-for-sale Securities [Line Items]
Available-for-sale Debt Securities, Amortized Cost Basis	254,000,000	1,600,000,000
Par Value of the sovereign fixed maturity securities	$ 874,000,000	$ 1,900,000,000

Investments (Details Textuals 5) (USD $)	Dec. 31, 2011	Dec. 31, 2010
Investments [Abstract]
Equity securities holdings exposure in single issuer greater than stated percentage of Company's equity	10.00%	10.00%
Equity securities holdings exposure amount of a single issuer greater than 10% of Company's equity	$ 0	$ 0
Equity securities holdings exposure in single issuer greater than stated percentage of Company's total investments	1.00%	1.00%
Equity securities holdings exposure amount of a single issuer greater than 10% of Company's total investments	$ 0	$ 0

Investments (Details Textuals 6) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Investments [Abstract]
Noncredit OTTI losses on fixed maturity securities, net of DAC, included in accumulated other comprehensive income (loss)	$ 33	$ (202)

Investments (Details Textuals 7)	Dec. 31, 2011	Dec. 31, 2010
Investments [Abstract]
Time period reporting categories for continuous gross unrealized loss and other than temporary loss for fixed maturity and equity securities available-for-sale securities by sector investment disclosure, less than stated months	12 months	12 months
Time period reporting categories for continuous gross unrealized loss and other than temporary loss for fixed maturity and equity securities available-for-sale securities by sector investment disclosure, equal to or greater than stated months	12 months	12 months

Investments (Details Textuals 8)	Dec. 31, 2011	Dec. 31, 2010
Investments [Abstract]
Percentage reporting categories for aging of gross unrealized loss and other than temporary loss for fixed maturity and equity securities available-for-sale investment disclosure, less than stated percentage	20.00%	20.00%
Percentage reporting categories for aging of gross unrealized loss and other than temporary loss for fixed maturity and equity securities available-for-sale investment disclosure, equal to or more than stated percentage	20.00%	20.00%

Investments (Details Textuals 9) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Schedule of Available-for-sale Securities [Line Items]
Equity securities available-for-sale with gross unrealized loss of equal to or greater than stated percentage	20.00%	20.00%
% A Rated or Better	20.00%
Equity Securities [Member]
Schedule of Available-for-sale Securities [Line Items]
Gross Unrealized Temporary Loss	299	241
Non-redeemable preferred stock [Member]
Schedule of Available-for-sale Securities [Line Items]
Gross Unrealized Temporary Loss	202	229
20% or more [Member] | Non-redeemable preferred stock [Member] | Financial Services Industry [Member]
Schedule of Available-for-sale Securities [Line Items]
% Financial Service Industry securities with losses of 20% or more to total equity securities with losses of 20% or more	0.00%
20% or more [Member] | Twelve months or greater [Member]
Schedule of Available-for-sale Securities [Line Items]
Gross Unrealized Temporary Loss	96	116
20% or more [Member] | Twelve months or greater [Member] | Non-redeemable preferred stock [Member]
Schedule of Available-for-sale Securities [Line Items]
Gross Unrealized Temporary Loss	96
20% or more [Member] | Twelve months or greater [Member] | Non-redeemable preferred stock [Member] | Investment Grade [Member] | Financial Services Industry [Member]
Schedule of Available-for-sale Securities [Line Items]
Gross Unrealized Temporary Loss	96
% A Rated or Better	71.00%
20% or more [Member] | All equity securities with a gross unrealized loss of 20% or more [Member]
Schedule of Available-for-sale Securities [Line Items]
Gross Unrealized Temporary Loss	223
20% or more [Member] | All equity securities with a gross unrealized loss of 20% or more [Member] | Non-redeemable preferred stock [Member]
Schedule of Available-for-sale Securities [Line Items]
Gross Unrealized Temporary Loss	183
20% or more [Member] | All equity securities with a gross unrealized loss of 20% or more [Member] | Non-redeemable preferred stock [Member] | Financial Services Industry [Member]
Schedule of Available-for-sale Securities [Line Items]
Gross Unrealized Temporary Loss	0
20% or more [Member] | All equity securities with a gross unrealized loss of 20% or more [Member] | Non-redeemable preferred stock [Member] | Investment Grade [Member] | Financial Services Industry [Member]
Schedule of Available-for-sale Securities [Line Items]
Gross Unrealized Temporary Loss	142
% A Rated or Better	55.00%

Investments (Details Textuals 10) (USD $) In Billions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Investments [Abstract]
Concentration of Gross Unrealized Loss and OTTI Loss for Fixed Maturity and Equity Securities Available-for-Sale	$ 5.8	$ 6.8

Investments (Details Textuals 11) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Investments [Abstract]
Fixed maturity and equity securities with gross unrealized loss greater than $10 million	$ 10	$ 10

Investments (Details Textuals 12) (USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2011
Investments [Abstract]
Increase Decrease In Debt Securities And Equity Securities With Gross Unrealized Loss Greater Than Ten Million Dollars	$ (297)
Fixed maturity and equity securities available-for-sale investment disclosure with gross unrealized loss of greater than stated monetary value	$ 10

Investments (Details Textuals 13)	Dec. 31, 2011
Investments [Abstract]
Equity securities available-for-sale with gross unrealized loss of equal to or greater than stated percentage	20.00%

Investments (Details Textuals 14) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011
Investments [Abstract]
Amount of dividend payments deferred of non-redeemable preferred stock with unrealized loss regardless of credit rating	$ 0
Common stock equity holding securities available-for-sale in unrealized loss position of equal to or greater than stated percentage	20.00%
Common stock equity holding securities available-for-sale in unrealized loss position of less than stated percentage	20.00%
Common stock equity holding securities available-for-sale in unrealized loss position of less than or equal to 20% in unrealized loss position of equal to or greater than stated months	12

Investments (Details Textuals 15) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Other investment portfolio gains (losses)	$ (7)	$ (6)	$ (26)
Goodwill, Impairment Loss	65	0	0
Met Life Bank And Caribbean Business [Member]
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Other investment portfolio gains (losses)	(154)
Caribbean Business [Member]
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Goodwill, Impairment Loss	19
Mitsui Sumitomo MetLife Insurance Co., LTD. ("MSI MetLife") [Member]
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Other investment portfolio gains (losses)	(87)	209
Goodwill, Impairment Loss	$ 65

Investments (Details Textuals 16) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Agricultural mortgage loans portfolio segment [Member]
Financing Receivable, Recorded Investment [Line Items]
Estimated fair value of mortgage loans held-for-investment	$ 13,600	$ 12,900
Residential mortgage loans portfolio segment [Member]
Financing Receivable, Recorded Investment [Line Items]
Estimated fair value of mortgage loans held-for-investment	$ 737	$ 2,300

Investments (Details Textuals 17) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Investments [Abstract]
Increase (decrease) in estimated fair value of derivatives related to economic hedges in equity method international joint investments that do not qualify for hedge accounting	$ (23)	$ 36	$ (143)

Investments (Details Textuals 18) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Summary of Certain Fixed Maturity Securities
Available-for-sale Securities, Debt Securities	$ 350,271	$ 324,797
Non-income producing fixed maturity securities [Member]
Summary of Certain Fixed Maturity Securities
Available-for-sale Securities, Debt Securities	62	130
Net unrealized gain (loss)	$ (19)	$ (23)

Investments (Details Textuals 20) (USD $) In Billions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Investments [Abstract]
Cash equivalents	$ 5	$ 9.6

Investments (Details Textuals 21) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Variable Interest Entity [Line Items]
Remaining years to repayment of long-term debt held by consolidated securitization entities	6 years
Consolidated Securitization Entities [Member]
Variable Interest Entity [Line Items]
Variable interest, maximum exposure to loss in consolidated securitization entities	$ 172	$ 201
Long-term debt held by consolidated securitization entities, percentage range minimum	2.25%
Long-term debt held by consolidated securitization entities, percentage range maximum	5.57%
Interest expense on long-term debt held by consolidated securitization entities	$ 324	$ 411

Investments (Details Textuals 22) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Investments [Abstract]
Tax credits guaranteed by third parties that reduce maximum exposure to loss related to other invested assets	$ 267	$ 231
Financial or other support to investees designated as VIEs	$ 0

Investments (Details Textuals 23) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Investments [Abstract]
Carrying value of mortgage loans issued by the Company to real estate joint ventures that the Company has an investment	$ 286	$ 283

Investments (Details Textuals 25)	Dec. 31, 2011	Dec. 31, 2010
Investments [Abstract]
Percentage of Mortgage Loans Classified as Performing	99.00%	99.00%

Investments (Details Textuals 26) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Investments [Abstract]
Gains (losses) from foreign currency transactions	$ 37	$ 230	$ 226

Investments (Details Textuals 27) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Real Estate Investment Property at Cost
Foreclosed real estate	$ 295,000,000	$ 165,000,000	$ 127,000,000
Accumulated depreciation	1,300,000,000	1,500,000,000
Depreciation expense on real estate	164,000,000	151,000,000	135,000,000
Depreciation expense on real estate related to discontinued operations	9,000,000	20,000,000	21,000,000
Estimated fair value of traditional real estate	7,600,000,000	6,200,000,000
Impairment of real estate	0	48,000,000	160,000,000
Impairment of real estate and real estate joint ventures held for sale	2,000,000	1,000,000	0
Impairment of real estate carrying value	1,000,000	1,000,000
Carrying amount of non-income producing properties	182,000,000	137,000,000
Other limited partnership interests relating to variable interest entities	6,378,000,000	6,416,000,000
Hedge funds	1,100,000,000	1,000,000,000
Impairments of other limited partnership interests	5,000,000	12,000,000	354,000,000
Deferred income tax liability related to leveraged leases	$ 1,500,000,000	$ 1,400,000,000

Investments (Details Textuals 28) (USD $) In Billions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Equity Method Investment, Summarized Financial Information, Gross Profit (Loss)
Carrying Value of investments accounted for under the equity method	$ 9.5
Unfunded commitments for investments accounted for under the equity method	3.5
Total assets for investments accounted for under the equity method	266.4	262.9
Total liabilities for investments accounted for under the equity method	31.2	77.6
Net Income (loss) for investments accounted for under the equity method	$ 9.7	$ 18.7	$ 22.8
Aggregate Net income Exceeded Stated Percentage Of The Pre Tax Income (Loss) From Continuing Operations	10.00%

Investments (Details Textuals 29) (20% or more [Member], USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Aging of Gross Unrealized Loss and OTTI Loss for Fixed Maturity and Equity Securities Available-for-Sale
Gross Unrealized Loss	$ 223	$ 170
Six months or greater [Member]
Aging of Gross Unrealized Loss and OTTI Loss for Fixed Maturity and Equity Securities Available-for-Sale
Gross Unrealized Loss	1,300
Percentage of gross unrealized loss	100.00%
Six months or greater [Member] | Investment Grade [Member]
Aging of Gross Unrealized Loss and OTTI Loss for Fixed Maturity and Equity Securities Available-for-Sale
Gross Unrealized Loss	526
Percentage of gross unrealized loss	41.00%
Six months or greater [Member] | Below Investment Grade [Member]
Aging of Gross Unrealized Loss and OTTI Loss for Fixed Maturity and Equity Securities Available-for-Sale
Gross Unrealized Loss	$ 759
Percentage of gross unrealized loss	59.00%

Investments (Details Textuals 30) (USD $) In Billions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Investments [Abstract]
Notional Amount of Foreign Currency Derivatives	$ 15.3	$ 12.2

Investments (Details Textuals 31) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011
Financing Receivable, Modifications [Line Items]
Number of Mortgage Loans	15
Agricultural
Financing Receivable, Modifications [Line Items]
Number of Mortgage Loans	10
Commercial
Financing Receivable, Modifications [Line Items]
Number of Mortgage Loans	5
Residential
Financing Receivable, Modifications [Line Items]
Number of Mortgage Loans	0
Subsequent payment default [Member] | Agricultural
Financing Receivable, Modifications [Line Items]
Number of Mortgage Loans	4
Carrying Value after Specific Valuation Allowance	13
Subsequent payment default [Member] | Commercial
Financing Receivable, Modifications [Line Items]
Number of Mortgage Loans	0
Subsequent payment default [Member] | Residential
Financing Receivable, Modifications [Line Items]
Number of Mortgage Loans	0

Derivative Financial Instruments (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Derivatives, Fair Value [Line Items]
Notional Amount	$ 290,021	$ 254,253
Estimated Fair Value Assets	16,200	7,777
Estimated Fair Value Liabilities	4,011	4,747
Interest rate swaps [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	79,733
Interest rate swaps [Member] | Interest rate [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	79,733	54,803
Estimated Fair Value Assets	8,241	2,654
Estimated Fair Value Liabilities	2,199	1,516
Interest rate floors [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	23,866
Interest rate floors [Member] | Interest rate [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	23,866	23,866
Estimated Fair Value Assets	1,246	630
Estimated Fair Value Liabilities	165	66
Interest rate caps [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	49,665
Interest rate caps [Member] | Interest rate [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	49,665	35,412
Estimated Fair Value Assets	102	176
Estimated Fair Value Liabilities	0	1
Interest rate futures [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	14,965
Interest rate futures [Member] | Interest rate [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	14,965	9,385
Estimated Fair Value Assets	25	43
Estimated Fair Value Liabilities	19	17
Interest rate options [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	16,988
Interest rate options [Member] | Interest rate [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	16,988	8,761
Estimated Fair Value Assets	896	144
Estimated Fair Value Liabilities	6	23
Interest rate forwards [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	14,033
Interest rate forwards [Member] | Interest rate [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	14,033	10,374
Estimated Fair Value Assets	286	106
Estimated Fair Value Liabilities	91	135
Synthetic GICs [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	4,454
Synthetic GICs [Member] | Interest rate [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	4,454	4,397
Estimated Fair Value Assets	0	0
Estimated Fair Value Liabilities	0	0
Foreign currency swaps [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	16,461
Foreign currency swaps [Member] | Foreign currency [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	16,461	17,626
Estimated Fair Value Assets	1,172	1,616
Estimated Fair Value Liabilities	1,060	1,282
Foreign currency forwards [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	10,149
Foreign currency forwards [Member] | Foreign currency [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	10,149	10,443
Estimated Fair Value Assets	200	119
Estimated Fair Value Liabilities	60	91
Currency futures [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	633
Currency futures [Member] | Foreign currency [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	633	493
Estimated Fair Value Assets	0	2
Estimated Fair Value Liabilities	0	0
Currency options [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	1,321
Currency options [Member] | Foreign currency [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	1,321	5,426
Estimated Fair Value Assets	6	50
Estimated Fair Value Liabilities	0	0
Non-derivative hedging instruments [Member] | Foreign currency [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	0	169
Estimated Fair Value Assets	0	0
Estimated Fair Value Liabilities	0	185
Credit default swaps [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	13,136
Credit default swaps [Member] | Credit [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	13,136	10,957
Estimated Fair Value Assets	326	173
Estimated Fair Value Liabilities	113	104
Credit forwards [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	20
Credit forwards [Member] | Credit [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	20	90
Estimated Fair Value Assets	4	2
Estimated Fair Value Liabilities	0	3
Equity futures [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	7,053
Equity futures [Member] | Equity market [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	7,053	8,794
Estimated Fair Value Assets	26	21
Estimated Fair Value Liabilities	10	9
Equity Options [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	17,099
Equity Options [Member] | Equity market [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	17,099	33,688
Estimated Fair Value Assets	3,263	1,843
Estimated Fair Value Liabilities	179	1,197
Variance swaps [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	18,801
Variance swaps [Member] | Equity market [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	18,801	18,022
Estimated Fair Value Assets	397	198
Estimated Fair Value Liabilities	75	118
Total rate of return swaps [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	1,644
Total rate of return swaps [Member] | Equity market [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	1,644	1,547
Estimated Fair Value Assets	10	0
Estimated Fair Value Liabilities	$ 34	$ 0

Derivative Financial Instruments (Details 1) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Notional amounts of derivative financial instruments by maturity
Notional Amount	$ 290,021	$ 254,253
One Year or Less [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	67,633
After One Year Through Five Years [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	122,660
After Five Years Through Ten Years [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	64,970
After Ten Years [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	34,758
Interest rate swaps [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	79,733
Interest rate swaps [Member] | One Year or Less [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	5,709
Interest rate swaps [Member] | After One Year Through Five Years [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	26,479
Interest rate swaps [Member] | After Five Years Through Ten Years [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	18,989
Interest rate swaps [Member] | After Ten Years [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	28,556
Interest rate floors [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	23,866
Interest rate floors [Member] | One Year or Less [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	0
Interest rate floors [Member] | After One Year Through Five Years [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	16,866
Interest rate floors [Member] | After Five Years Through Ten Years [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	4,000
Interest rate floors [Member] | After Ten Years [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	3,000
Interest rate caps [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	49,665
Interest rate caps [Member] | One Year or Less [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	5,000
Interest rate caps [Member] | After One Year Through Five Years [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	40,151
Interest rate caps [Member] | After Five Years Through Ten Years [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	4,514
Interest rate caps [Member] | After Ten Years [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	0
Interest rate futures [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	14,965
Interest rate futures [Member] | One Year or Less [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	14,965
Interest rate futures [Member] | After One Year Through Five Years [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	0
Interest rate futures [Member] | After Five Years Through Ten Years [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	0
Interest rate futures [Member] | After Ten Years [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	0
Interest rate options [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	16,988
Interest rate options [Member] | One Year or Less [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	707
Interest rate options [Member] | After One Year Through Five Years [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	11,976
Interest rate options [Member] | After Five Years Through Ten Years [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	4,305
Interest rate options [Member] | After Ten Years [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	0
Interest rate forwards [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	14,033
Interest rate forwards [Member] | One Year or Less [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	13,358
Interest rate forwards [Member] | After One Year Through Five Years [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	675
Interest rate forwards [Member] | After Five Years Through Ten Years [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	0
Interest rate forwards [Member] | After Ten Years [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	0
Synthetic GICs [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	4,454
Synthetic GICs [Member] | One Year or Less [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	4,454
Synthetic GICs [Member] | After One Year Through Five Years [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	0
Synthetic GICs [Member] | After Five Years Through Ten Years [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	0
Synthetic GICs [Member] | After Ten Years [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	0
Foreign currency swaps [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	16,461
Foreign currency swaps [Member] | One Year or Less [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	1,255
Foreign currency swaps [Member] | After One Year Through Five Years [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	6,593
Foreign currency swaps [Member] | After Five Years Through Ten Years [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	5,793
Foreign currency swaps [Member] | After Ten Years [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	2,820
Foreign currency forwards [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	10,149
Foreign currency forwards [Member] | One Year or Less [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	9,834
Foreign currency forwards [Member] | After One Year Through Five Years [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	237
Foreign currency forwards [Member] | After Five Years Through Ten Years [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	19
Foreign currency forwards [Member] | After Ten Years [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	59
Currency futures [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	633
Currency futures [Member] | One Year or Less [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	633
Currency futures [Member] | After One Year Through Five Years [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	0
Currency futures [Member] | After Five Years Through Ten Years [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	0
Currency futures [Member] | After Ten Years [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	0
Currency options [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	1,321
Currency options [Member] | One Year or Less [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	1,321
Currency options [Member] | After One Year Through Five Years [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	0
Currency options [Member] | After Five Years Through Ten Years [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	0
Currency options [Member] | After Ten Years [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	0
Credit default swaps [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	13,136
Credit default swaps [Member] | One Year or Less [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	174
Credit default swaps [Member] | After One Year Through Five Years [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	12,315
Credit default swaps [Member] | After Five Years Through Ten Years [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	647
Credit default swaps [Member] | After Ten Years [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	0
Credit forwards [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	20
Credit forwards [Member] | One Year or Less [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	20
Credit forwards [Member] | After One Year Through Five Years [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	0
Credit forwards [Member] | After Five Years Through Ten Years [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	0
Credit forwards [Member] | After Ten Years [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	0
Equity futures [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	7,053
Equity futures [Member] | One Year or Less [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	7,053
Equity futures [Member] | After One Year Through Five Years [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	0
Equity futures [Member] | After Five Years Through Ten Years [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	0
Equity futures [Member] | After Ten Years [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	0
Equity Options [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	17,099
Equity Options [Member] | One Year or Less [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	538
Equity Options [Member] | After One Year Through Five Years [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	5,254
Equity Options [Member] | After Five Years Through Ten Years [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	11,307
Equity Options [Member] | After Ten Years [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	0
Variance swaps [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	18,801
Variance swaps [Member] | One Year or Less [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	1,015
Variance swaps [Member] | After One Year Through Five Years [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	2,067
Variance swaps [Member] | After Five Years Through Ten Years [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	15,396
Variance swaps [Member] | After Ten Years [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	323
Total rate of return swaps [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	1,644
Total rate of return swaps [Member] | One Year or Less [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	1,597
Total rate of return swaps [Member] | After One Year Through Five Years [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	47
Total rate of return swaps [Member] | After Five Years Through Ten Years [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	0
Total rate of return swaps [Member] | After Ten Years [Member]
Notional amounts of derivative financial instruments by maturity
Notional Amount	$ 0

Derivative Financial Instruments (Details 2) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Derivatives, Fair Value [Line Items]
Notional Amount	$ 290,021	$ 254,253
Estimated Fair Value Assets	16,200	7,777
Estimated Fair Value Liabilities	4,011	4,747
Interest rate swaps [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	79,733
Interest rate forwards [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	14,033
Foreign currency swaps [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	16,461
Foreign currency forwards [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	10,149
Credit forwards [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	20
Derivatives Designated as Hedging Instruments [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	21,904	22,084
Estimated Fair Value Assets	3,952	2,056
Estimated Fair Value Liabilities	518	1,098
Derivatives Designated as Hedging Instruments [Member] | Fair Value Hedges [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	9,630	9,632
Estimated Fair Value Assets	2,386	1,730
Estimated Fair Value Liabilities	200	314
Derivatives Designated as Hedging Instruments [Member] | Fair Value Hedges [Member] | Interest rate swaps [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	4,580	5,108
Estimated Fair Value Assets	1,884	823
Estimated Fair Value Liabilities	92	169
Derivatives Designated as Hedging Instruments [Member] | Fair Value Hedges [Member] | Foreign currency swaps [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	3,220	4,524
Estimated Fair Value Assets	500	907
Estimated Fair Value Liabilities	98	145
Derivatives Designated as Hedging Instruments [Member] | Fair Value Hedges [Member] | Foreign currency forwards [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	1,830	0
Estimated Fair Value Assets	2	0
Estimated Fair Value Liabilities	10	0
Derivatives Designated as Hedging Instruments [Member] | Cash Flow Hedges [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	10,585	10,348
Estimated Fair Value Assets	1,513	317
Estimated Fair Value Liabilities	306	573
Derivatives Designated as Hedging Instruments [Member] | Cash Flow Hedges [Member] | Interest rate swaps [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	3,230	3,562
Estimated Fair Value Assets	947	102
Estimated Fair Value Liabilities	0	116
Derivatives Designated as Hedging Instruments [Member] | Cash Flow Hedges [Member] | Interest rate forwards [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	965	1,140
Estimated Fair Value Assets	210	0
Estimated Fair Value Liabilities	0	107
Derivatives Designated as Hedging Instruments [Member] | Cash Flow Hedges [Member] | Foreign currency swaps [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	6,370	5,556
Estimated Fair Value Assets	352	213
Estimated Fair Value Liabilities	306	347
Derivatives Designated as Hedging Instruments [Member] | Cash Flow Hedges [Member] | Credit forwards [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	20	90
Estimated Fair Value Assets	4	2
Estimated Fair Value Liabilities	0	3
Derivatives Designated as Hedging Instruments [Member] | Foreign Operations Hedges [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	1,689	2,104
Estimated Fair Value Assets	53	9
Estimated Fair Value Liabilities	12	211
Derivatives Designated as Hedging Instruments [Member] | Foreign Operations Hedges [Member] | Foreign currency forwards [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	1,689	1,935
Estimated Fair Value Assets	53	9
Estimated Fair Value Liabilities	12	26
Derivatives Designated as Hedging Instruments [Member] | Foreign Operations Hedges [Member] | Non-derivative hedging instruments [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	0	169
Estimated Fair Value Assets	0	0
Estimated Fair Value Liabilities	$ 0	$ 185

Derivative Financial Instruments (Details 3) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Derivatives, Fair Value [Line Items]
Notional Amount	$ 290,021	$ 254,253
Estimated Fair Value Assets	16,200	7,777
Estimated Fair Value Liabilities	4,011	4,747
Interest rate swaps [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	79,733
Interest rate floors [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	23,866
Interest rate caps [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	49,665
Interest rate futures [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	14,965
Interest rate options [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	16,988
Interest rate forwards [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	14,033
Synthetic GICs [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	4,454
Foreign currency swaps [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	16,461
Foreign currency forwards [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	10,149
Currency futures [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	633
Currency options [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	1,321
Credit default swaps [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	13,136
Equity futures [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	7,053
Equity Options [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	17,099
Variance swaps [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	18,801
Total rate of return swaps [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	1,644
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	268,117	232,169
Estimated Fair Value Assets	12,248	5,721
Estimated Fair Value Liabilities	3,493	3,649
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Interest rate swaps [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	71,923	46,133
Estimated Fair Value Assets	5,410	1,729
Estimated Fair Value Liabilities	2,107	1,231
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Interest rate floors [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	23,866	23,866
Estimated Fair Value Assets	1,246	630
Estimated Fair Value Liabilities	165	66
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Interest rate caps [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	49,665	35,412
Estimated Fair Value Assets	102	176
Estimated Fair Value Liabilities	0	1
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Interest rate futures [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	14,965	9,385
Estimated Fair Value Assets	25	43
Estimated Fair Value Liabilities	19	17
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Interest rate options [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	16,988	8,761
Estimated Fair Value Assets	896	144
Estimated Fair Value Liabilities	6	23
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Interest rate forwards [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	13,068	9,234
Estimated Fair Value Assets	76	106
Estimated Fair Value Liabilities	91	28
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Synthetic GICs [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	4,454	4,397
Estimated Fair Value Assets	0	0
Estimated Fair Value Liabilities	0	0
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Foreign currency swaps [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	6,871	7,546
Estimated Fair Value Assets	320	496
Estimated Fair Value Liabilities	656	790
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Foreign currency forwards [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	6,630	8,508
Estimated Fair Value Assets	145	110
Estimated Fair Value Liabilities	38	65
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Currency futures [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	633	493
Estimated Fair Value Assets	0	2
Estimated Fair Value Liabilities	0	0
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Currency options [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	1,321	5,426
Estimated Fair Value Assets	6	50
Estimated Fair Value Liabilities	0	0
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Credit default swaps [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	13,136	10,957
Estimated Fair Value Assets	326	173
Estimated Fair Value Liabilities	113	104
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Equity futures [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	7,053	8,794
Estimated Fair Value Assets	26	21
Estimated Fair Value Liabilities	10	9
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Equity Options [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	17,099	33,688
Estimated Fair Value Assets	3,263	1,843
Estimated Fair Value Liabilities	179	1,197
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Variance swaps [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	18,801	18,022
Estimated Fair Value Assets	397	198
Estimated Fair Value Liabilities	75	118
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Total rate of return swaps [Member]
Derivatives, Fair Value [Line Items]
Notional Amount	1,644	1,547
Estimated Fair Value Assets	10	0
Estimated Fair Value Liabilities	$ 34	$ 0

Derivative Financial Instruments (Details 4) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Components of Net Derivatives Gains (Losses)
Derivatives and hedging gains (losses)	$ 6,108	$ 122	$ (6,624)
Embedded derivatives	(1,284)	(387)	1,758
Net derivative gains (losses)	$ 4,824	$ (265)	$ (4,866)

Derivative Financial Instruments (Details 5) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Settlement Payments By Hedge Classification And Income Statement Location
Settlement Payments	$ 803	$ 480	$ 432
Derivatives Designated as Hedging Instruments [Member] | Net Investment Income [Member]
Settlement Payments By Hedge Classification And Income Statement Location
Settlement Payments	98	83	49
Derivatives Designated as Hedging Instruments [Member] | Interest Credited to Policyholder Account Balance [Member]
Settlement Payments By Hedge Classification And Income Statement Location
Settlement Payments	214	233	220
Derivatives Designated as Hedging Instruments [Member] | Other Expenses [Member]
Settlement Payments By Hedge Classification And Income Statement Location
Settlement Payments	(4)	(6)	(3)
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Net Investment Income [Member]
Settlement Payments By Hedge Classification And Income Statement Location
Settlement Payments	(8)	(3)	(2)
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Net Derivative Gain (Losses) [Member]
Settlement Payments By Hedge Classification And Income Statement Location
Settlement Payments	411	65	91
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Other Revenues [Member]
Settlement Payments By Hedge Classification And Income Statement Location
Settlement Payments	75	108	77
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Policyholder Benefit and Claim [Member]
Settlement Payments By Hedge Classification And Income Statement Location
Settlement Payments	$ 17	$ 0	$ 0

Derivative Financial Instruments (Details 6) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Derivative Instruments, Gain (Loss) [Line Items]
Net Derivatives Gains (Losses) Recognized for Derivatives	$ 981	$ 149	$ (465)
Net Derivatives Gains (Losses) Recognized for Hedged Items	(1,005)	(160)	470
Ineffectiveness Recognized in Net Derivatives Gains (Losses)	(24)	(11)	5
Interest rate swaps [Member] | Fixed maturity securities [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Net Derivatives Gains (Losses) Recognized for Derivatives	(25)	(14)	49
Net Derivatives Gains (Losses) Recognized for Hedged Items	22	16	(42)
Ineffectiveness Recognized in Net Derivatives Gains (Losses)	(3)	2	7
Interest rate swaps [Member] | Policyholder account balances [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Net Derivatives Gains (Losses) Recognized for Derivatives	1,054	140	(963)
Net Derivatives Gains (Losses) Recognized for Hedged Items	(1,030)	(142)	951
Ineffectiveness Recognized in Net Derivatives Gains (Losses)	24	(2)	(12)
Foreign currency swaps [Member] | Foreign-denominated fixed maturity securities
Derivative Instruments, Gain (Loss) [Line Items]
Net Derivatives Gains (Losses) Recognized for Derivatives	1	14	(13)
Net Derivatives Gains (Losses) Recognized for Hedged Items	3	(14)	10
Ineffectiveness Recognized in Net Derivatives Gains (Losses)	4	0	(3)
Foreign currency swaps [Member] | Foreign-denominated policyholder account balances [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Net Derivatives Gains (Losses) Recognized for Derivatives	(24)	9	462
Net Derivatives Gains (Losses) Recognized for Hedged Items	(25)	(20)	(449)
Ineffectiveness Recognized in Net Derivatives Gains (Losses)	(49)	(11)	13
Foreign currency forwards [Member] | Foreign-denominated fixed maturity securities
Derivative Instruments, Gain (Loss) [Line Items]
Net Derivatives Gains (Losses) Recognized for Derivatives	(25)	0	0
Net Derivatives Gains (Losses) Recognized for Hedged Items	25	0	0
Ineffectiveness Recognized in Net Derivatives Gains (Losses)	$ 0	$ 0	$ 0

Derivative Financial Instruments (Details 7) (Cash Flow Hedges [Member], USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Cash Flow Hedges [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Other comprehensive income (loss), balance at beginning of period	$ (59)	$ (76)	$ 82
Gains (losses) deferred in other comprehensive income (loss) on the effective portion of cash flow hedges	1,552	(51)	(221)
Amounts reclassified to net derivatives gains (losses)	9	65	54
Amounts reclassified to net investment income	3	4	8
Amounts reclassified to other expenses	9	(1)	3
Amortization of transition adjustment	0	0	(2)
Other comprehensive income (loss), balance at end of period	$ 1,514	$ (59)	$ (76)

Derivative Financial Instruments (Details 8) (Cash Flow Hedges [Member], USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Derivatives in cash flow hedging relationships Abstract
Amount of Gains (Losses) Deferred in Accumulated Other Comprehensive Income (Loss) on Derivatives (Effective Portion)	$ 1,552	$ 51	$ (221)
Interest rate swaps [Member]
Derivatives in cash flow hedging relationships Abstract
Amount of Gains (Losses) Deferred in Accumulated Other Comprehensive Income (Loss) on Derivatives (Effective Portion)	1,023	13	(45)
Foreign currency swaps [Member]
Derivatives in cash flow hedging relationships Abstract
Amount of Gains (Losses) Deferred in Accumulated Other Comprehensive Income (Loss) on Derivatives (Effective Portion)	175	34	(319)
Interest rate forwards [Member]
Derivatives in cash flow hedging relationships Abstract
Amount of Gains (Losses) Deferred in Accumulated Other Comprehensive Income (Loss) on Derivatives (Effective Portion)	336	(117)	147
Credit forwards [Member]
Derivatives in cash flow hedging relationships Abstract
Amount of Gains (Losses) Deferred in Accumulated Other Comprehensive Income (Loss) on Derivatives (Effective Portion)	18	19	(4)
Net Derivative Gain (Losses) [Member]
Derivatives in cash flow hedging relationships Abstract
Amount and Location of Gains (Losses) Reclassified from Accumulated Other Comprehensive Income (Loss) into Income (Loss) (Effective Portion)	(9)	(65)	(54)
Amount and Location of Gains (Losses) Recognized In Income on Derivatives (Ineffective Portion and Amount Excluded from Effectiveness Testing)	5	1	(3)
Net Derivative Gain (Losses) [Member] | Interest rate swaps [Member]
Derivatives in cash flow hedging relationships Abstract
Amount and Location of Gains (Losses) Reclassified from Accumulated Other Comprehensive Income (Loss) into Income (Loss) (Effective Portion)	(42)	0	0
Amount and Location of Gains (Losses) Recognized In Income on Derivatives (Ineffective Portion and Amount Excluded from Effectiveness Testing)	1	3	(2)
Net Derivative Gain (Losses) [Member] | Foreign currency swaps [Member]
Derivatives in cash flow hedging relationships Abstract
Amount and Location of Gains (Losses) Reclassified from Accumulated Other Comprehensive Income (Loss) into Income (Loss) (Effective Portion)	0	(79)	(133)
Amount and Location of Gains (Losses) Recognized In Income on Derivatives (Ineffective Portion and Amount Excluded from Effectiveness Testing)	2	0	(1)
Net Derivative Gain (Losses) [Member] | Interest rate forwards [Member]
Derivatives in cash flow hedging relationships Abstract
Amount and Location of Gains (Losses) Reclassified from Accumulated Other Comprehensive Income (Loss) into Income (Loss) (Effective Portion)	31	14	79
Amount and Location of Gains (Losses) Recognized In Income on Derivatives (Ineffective Portion and Amount Excluded from Effectiveness Testing)	2	(2)	0
Net Derivative Gain (Losses) [Member] | Credit forwards [Member]
Derivatives in cash flow hedging relationships Abstract
Amount and Location of Gains (Losses) Reclassified from Accumulated Other Comprehensive Income (Loss) into Income (Loss) (Effective Portion)	2	0	0
Amount and Location of Gains (Losses) Recognized In Income on Derivatives (Ineffective Portion and Amount Excluded from Effectiveness Testing)	0	0	0
Net Investment Gains (Losses) [Member]
Derivatives in cash flow hedging relationships Abstract
Amount and Location of Gains (Losses) Reclassified from Accumulated Other Comprehensive Income (Loss) into Income (Loss) (Effective Portion)	(3)	(4)	(6)
Amount and Location of Gains (Losses) Recognized In Income on Derivatives (Ineffective Portion and Amount Excluded from Effectiveness Testing)	0	0	0
Net Investment Gains (Losses) [Member] | Interest rate swaps [Member]
Derivatives in cash flow hedging relationships Abstract
Amount and Location of Gains (Losses) Reclassified from Accumulated Other Comprehensive Income (Loss) into Income (Loss) (Effective Portion)	1	0	0
Amount and Location of Gains (Losses) Recognized In Income on Derivatives (Ineffective Portion and Amount Excluded from Effectiveness Testing)	0	0	0
Net Investment Gains (Losses) [Member] | Foreign currency swaps [Member]
Derivatives in cash flow hedging relationships Abstract
Amount and Location of Gains (Losses) Reclassified from Accumulated Other Comprehensive Income (Loss) into Income (Loss) (Effective Portion)	(6)	(6)	(6)
Amount and Location of Gains (Losses) Recognized In Income on Derivatives (Ineffective Portion and Amount Excluded from Effectiveness Testing)	0	0	0
Net Investment Gains (Losses) [Member] | Interest rate forwards [Member]
Derivatives in cash flow hedging relationships Abstract
Amount and Location of Gains (Losses) Reclassified from Accumulated Other Comprehensive Income (Loss) into Income (Loss) (Effective Portion)	1	2	0
Amount and Location of Gains (Losses) Recognized In Income on Derivatives (Ineffective Portion and Amount Excluded from Effectiveness Testing)	0	0	0
Net Investment Gains (Losses) [Member] | Credit forwards [Member]
Derivatives in cash flow hedging relationships Abstract
Amount and Location of Gains (Losses) Reclassified from Accumulated Other Comprehensive Income (Loss) into Income (Loss) (Effective Portion)	1	0	0
Amount and Location of Gains (Losses) Recognized In Income on Derivatives (Ineffective Portion and Amount Excluded from Effectiveness Testing)	0	0	0
Other Expenses [Member]
Derivatives in cash flow hedging relationships Abstract
Amount and Location of Gains (Losses) Reclassified from Accumulated Other Comprehensive Income (Loss) into Income (Loss) (Effective Portion)	(9)	1	(3)
Other Expenses [Member] | Interest rate swaps [Member]
Derivatives in cash flow hedging relationships Abstract
Amount and Location of Gains (Losses) Reclassified from Accumulated Other Comprehensive Income (Loss) into Income (Loss) (Effective Portion)	(10)	(1)	(4)
Other Expenses [Member] | Foreign currency swaps [Member]
Derivatives in cash flow hedging relationships Abstract
Amount and Location of Gains (Losses) Reclassified from Accumulated Other Comprehensive Income (Loss) into Income (Loss) (Effective Portion)	2	2	1
Other Expenses [Member] | Interest rate forwards [Member]
Derivatives in cash flow hedging relationships Abstract
Amount and Location of Gains (Losses) Reclassified from Accumulated Other Comprehensive Income (Loss) into Income (Loss) (Effective Portion)	(1)	0	0
Other Expenses [Member] | Credit forwards [Member]
Derivatives in cash flow hedging relationships Abstract
Amount and Location of Gains (Losses) Reclassified from Accumulated Other Comprehensive Income (Loss) into Income (Loss) (Effective Portion)	$ 0	$ 0	$ 0

Derivative Financial Instruments (Details 9) (Foreign Operations Hedges [Member], USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Derivative Instruments, Gain (Loss) [Line Items]
Amount of Gains (Losses) Deferred in Accumulated Other Comprehensive Income (Loss) on Derivatives (Effective Portion)	$ 68	$ (183)	$ (299)
Amount and Location of Gains (Losses) Reclassified from Accumulated Other Comprehensive Income (Loss) into Income (Loss) (Effective Portion)			(133)
Gain (Loss) on Investments [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Amount and Location of Gains (Losses) Reclassified from Accumulated Other Comprehensive Income (Loss) into Income (Loss) (Effective Portion)	0	0
Foreign currency forwards [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Amount of Gains (Losses) Deferred in Accumulated Other Comprehensive Income (Loss) on Derivatives (Effective Portion)	62	(167)	(244)
Foreign currency forwards [Member] | Gain (Loss) on Investments [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Amount and Location of Gains (Losses) Reclassified from Accumulated Other Comprehensive Income (Loss) into Income (Loss) (Effective Portion)	0	0	(59)
Foreign currency swaps [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Amount of Gains (Losses) Deferred in Accumulated Other Comprehensive Income (Loss) on Derivatives (Effective Portion)	0	0	(18)
Foreign currency swaps [Member] | Gain (Loss) on Investments [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Amount and Location of Gains (Losses) Reclassified from Accumulated Other Comprehensive Income (Loss) into Income (Loss) (Effective Portion)	0	0	(63)
Non-derivative hedging instruments [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Amount of Gains (Losses) Deferred in Accumulated Other Comprehensive Income (Loss) on Derivatives (Effective Portion)	6	(16)	(37)
Non-derivative hedging instruments [Member] | Gain (Loss) on Investments [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Amount and Location of Gains (Losses) Reclassified from Accumulated Other Comprehensive Income (Loss) into Income (Loss) (Effective Portion)	$ 0	$ 0	$ (11)

Derivative Financial Instruments (Details 10) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives	$ 981	$ 149	$ (465)
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Net Derivative Gain (Losses) [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives	5,636	139	(6,757)
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Net Investment Gains (Losses) [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives	(40)	11	(158)
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Policyholder Benefit and Claim [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives	(87)	(275)	(376)
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Other Revenues [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives	236	89	(165)
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Other Expenses [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives	0	(4)	(3)
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Interest rate swaps [Member] | Net Derivative Gain (Losses) [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives	2,544	622	(1,700)
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Interest rate swaps [Member] | Net Investment Gains (Losses) [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives	(2)	4	(5)
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Interest rate swaps [Member] | Policyholder Benefit and Claim [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives	0	39	(13)
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Interest rate swaps [Member] | Other Revenues [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives	367	172	(161)
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Interest rate swaps [Member] | Other Expenses [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives	0	0	0
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Interest rate floors [Member] | Net Derivative Gain (Losses) [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives	517	144	(907)
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Interest rate floors [Member] | Net Investment Gains (Losses) [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives	0	0	0
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Interest rate floors [Member] | Policyholder Benefit and Claim [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives	0	0	0
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Interest rate floors [Member] | Other Revenues [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives	0	0	0
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Interest rate floors [Member] | Other Expenses [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives	0	0	0
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Interest rate caps [Member] | Net Derivative Gain (Losses) [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives	(228)	(185)	33
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Interest rate caps [Member] | Net Investment Gains (Losses) [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives	0	0	0
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Interest rate caps [Member] | Policyholder Benefit and Claim [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives	0	0	0
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Interest rate caps [Member] | Other Revenues [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives	0	0	0
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Interest rate caps [Member] | Other Expenses [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives	0	0	0
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Interest rate futures [Member] | Net Derivative Gain (Losses) [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives	100	77	(366)
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Interest rate futures [Member] | Net Investment Gains (Losses) [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives	1	(4)	2
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Interest rate futures [Member] | Policyholder Benefit and Claim [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives	0	0	0
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Interest rate futures [Member] | Other Revenues [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives	(11)	(3)	0
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Interest rate futures [Member] | Other Expenses [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives	0	0	0
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Equity futures [Member] | Net Derivative Gain (Losses) [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives	(3)	(58)	(681)
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Equity futures [Member] | Net Investment Gains (Losses) [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives	(6)	(25)	(38)
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Equity futures [Member] | Policyholder Benefit and Claim [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives	(99)	(314)	(363)
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Equity futures [Member] | Other Revenues [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives	0	0	0
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Equity futures [Member] | Other Expenses [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives	0	0	0
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Foreign currency swaps [Member] | Net Derivative Gain (Losses) [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives	70	52	(405)
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Foreign currency swaps [Member] | Net Investment Gains (Losses) [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives	0	0	0
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Foreign currency swaps [Member] | Policyholder Benefit and Claim [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives	0	0	0
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Foreign currency swaps [Member] | Other Revenues [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives	0	0	0
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Foreign currency swaps [Member] | Other Expenses [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives	0	0	0
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Foreign currency forwards [Member] | Net Derivative Gain (Losses) [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives	310	250	(102)
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Foreign currency forwards [Member] | Net Investment Gains (Losses) [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives	(9)	55	(24)
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Foreign currency forwards [Member] | Policyholder Benefit and Claim [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives	0	0	0
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Foreign currency forwards [Member] | Other Revenues [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives	0	0	0
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Foreign currency forwards [Member] | Other Expenses [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives	0	0	0
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Currency futures [Member] | Net Derivative Gain (Losses) [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives	32	(23)
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Currency futures [Member] | Net Investment Gains (Losses) [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives	0	0
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Currency futures [Member] | Policyholder Benefit and Claim [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives	0	0
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Currency futures [Member] | Other Revenues [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives	0	0
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Currency futures [Member] | Other Expenses [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives	0	0
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Currency options [Member] | Net Derivative Gain (Losses) [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives	(69)	(83)	(36)
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Currency options [Member] | Net Investment Gains (Losses) [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives	0	(1)	(1)
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Currency options [Member] | Policyholder Benefit and Claim [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives	0	0	0
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Currency options [Member] | Other Revenues [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives	0	0	0
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Currency options [Member] | Other Expenses [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives	0	(4)	(3)
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Equity Options [Member] | Net Derivative Gain (Losses) [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives	941	(683)	(1,713)
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Equity Options [Member] | Net Investment Gains (Losses) [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives	(26)	(16)	(68)
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Equity Options [Member] | Policyholder Benefit and Claim [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives	5	0	0
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Equity Options [Member] | Other Revenues [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives	0	0	0
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Equity Options [Member] | Other Expenses [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives	0	0	0
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Interest rate options [Member] | Net Derivative Gain (Losses) [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives	1,021	25	(379)
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Interest rate options [Member] | Net Investment Gains (Losses) [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives	0	0	0
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Interest rate options [Member] | Policyholder Benefit and Claim [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives	0	0	0
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Interest rate options [Member] | Other Revenues [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives	24	(6)	0
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Interest rate options [Member] | Other Expenses [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives	0	0	0
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Interest rate forwards [Member] | Net Derivative Gain (Losses) [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives	(14)	8	(7)
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Interest rate forwards [Member] | Net Investment Gains (Losses) [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives	0	0	0
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Interest rate forwards [Member] | Policyholder Benefit and Claim [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives	0	0	0
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Interest rate forwards [Member] | Other Revenues [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives	(144)	(74)	(4)
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Interest rate forwards [Member] | Other Expenses [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives	0	0	0
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Variance swaps [Member] | Net Derivative Gain (Losses) [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives	244	(55)	(276)
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Variance swaps [Member] | Net Investment Gains (Losses) [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives	(3)	0	(13)
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Variance swaps [Member] | Policyholder Benefit and Claim [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives	7	0	0
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Variance swaps [Member] | Other Revenues [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives	0	0	0
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Variance swaps [Member] | Other Expenses [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives	0	0	0
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Swap spreadlocks [Member] | Net Derivative Gain (Losses) [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives			(38)
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Swap spreadlocks [Member] | Net Investment Gains (Losses) [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives			0
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Swap spreadlocks [Member] | Policyholder Benefit and Claim [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives			0
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Swap spreadlocks [Member] | Other Revenues [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives			0
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Swap spreadlocks [Member] | Other Expenses [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives			0
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Credit default swaps [Member] | Net Derivative Gain (Losses) [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives	175	34	(243)
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Credit default swaps [Member] | Net Investment Gains (Losses) [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives	5	(2)	(11)
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Credit default swaps [Member] | Policyholder Benefit and Claim [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives	0	0	0
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Credit default swaps [Member] | Other Revenues [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives	0	0	0
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Credit default swaps [Member] | Other Expenses [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives	0	0	0
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Total rate of return swaps [Member] | Net Derivative Gain (Losses) [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives	(4)	14	63
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Total rate of return swaps [Member] | Net Investment Gains (Losses) [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives	0	0	0
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Total rate of return swaps [Member] | Policyholder Benefit and Claim [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives	0	0	0
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Total rate of return swaps [Member] | Other Revenues [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives	0	0	0
Derivatives Not Designated or Not Qualifying as Hedging Instruments [Member] | Total rate of return swaps [Member] | Other Expenses [Member]
Gains/(losses) for derivatives not Designated as hedging instrument
Net Derivatives Gains (Losses) Recognized for Derivatives	$ 0	$ 0	$ 0

Derivative Financial Instruments (Details 11) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Credit Derivatives [Line Items]
Estimated Fair Value of Credit Default Swaps	$ 41	$ 62
Maximum Amount of Future Payments under Credit Default Swaps	7,681	5,089
Weighted Average Years to Maturity	3.9	4.1
Aaa/Aa/A [Member]
Credit Derivatives [Line Items]
Estimated Fair Value of Credit Default Swaps	4	50
Maximum Amount of Future Payments under Credit Default Swaps	3,550	3,398
Weighted Average Years to Maturity	3.1	3.7
Aaa/Aa/A [Member] | Single name credit default swaps (corporate) [Member]
Credit Derivatives [Line Items]
Estimated Fair Value of Credit Default Swaps	5	5
Maximum Amount of Future Payments under Credit Default Swaps	737	470
Weighted Average Years to Maturity	3.5	3.8
Aaa/Aa/A [Member] | Credit default swaps referencing indices [Member]
Credit Derivatives [Line Items]
Estimated Fair Value of Credit Default Swaps	(1)	45
Maximum Amount of Future Payments under Credit Default Swaps	2,813	2,928
Weighted Average Years to Maturity	3.0	3.7
Baa [Member]
Credit Derivatives [Line Items]
Estimated Fair Value of Credit Default Swaps	(43)	12
Maximum Amount of Future Payments under Credit Default Swaps	4,081	1,666
Weighted Average Years to Maturity	4.6	4.7
Baa [Member] | Single name credit default swaps (corporate) [Member]
Credit Derivatives [Line Items]
Estimated Fair Value of Credit Default Swaps	(17)	5
Maximum Amount of Future Payments under Credit Default Swaps	1,234	735
Weighted Average Years to Maturity	4.0	4.3
Baa [Member] | Credit default swaps referencing indices [Member]
Credit Derivatives [Line Items]
Estimated Fair Value of Credit Default Swaps	(26)	7
Maximum Amount of Future Payments under Credit Default Swaps	2,847	931
Weighted Average Years to Maturity	4.9	5.0
Ba [Member]
Credit Derivatives [Line Items]
Estimated Fair Value of Credit Default Swaps	0	0
Maximum Amount of Future Payments under Credit Default Swaps	25	25
Weighted Average Years to Maturity	3.5	4.4
Ba [Member] | Single name credit default swaps (corporate) [Member]
Credit Derivatives [Line Items]
Estimated Fair Value of Credit Default Swaps	0	0
Maximum Amount of Future Payments under Credit Default Swaps	25	25
Weighted Average Years to Maturity	3.5	4.4
Ba [Member] | Credit default swaps referencing indices [Member]
Credit Derivatives [Line Items]
Estimated Fair Value of Credit Default Swaps	0	0
Maximum Amount of Future Payments under Credit Default Swaps	0	0
Weighted Average Years to Maturity	0	0
B [Member]
Credit Derivatives [Line Items]
Estimated Fair Value of Credit Default Swaps	(2)	0
Maximum Amount of Future Payments under Credit Default Swaps	25	0
Weighted Average Years to Maturity	4.8	0
B [Member] | Single name credit default swaps (corporate) [Member]
Credit Derivatives [Line Items]
Estimated Fair Value of Credit Default Swaps	0	0
Maximum Amount of Future Payments under Credit Default Swaps	0	0
Weighted Average Years to Maturity	0	0
B [Member] | Credit default swaps referencing indices [Member]
Credit Derivatives [Line Items]
Estimated Fair Value of Credit Default Swaps	(2)	0
Maximum Amount of Future Payments under Credit Default Swaps	$ 25	$ 0
Weighted Average Years to Maturity	4.8	0

Derivative Financial Instruments (Details 12) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Credit Derivatives [Line Items]
Estimated Fair Value of Derivatives in Net Liability Position	$ 475	$ 1,189
Estimated Fair Value Of Incremental Collateral Provided Upon A One Notch Downgrade In The Company's Credit Rating	48	99
Estimated Fair Value Of Incremental Collateral Provided Upon A Downgrade In The Company's Credit Rating to a Level that Triggers Full Overnight Collateralization or Termination of the Derivative Position	104	231
Fixed Maturities [Member]
Credit Derivatives [Line Items]
Estimated Fair Value of Collateral Provided	416	1,024
Cash [Member]
Credit Derivatives [Line Items]
Estimated Fair Value of Collateral Provided	8	43
Derivatives Subject To Credit-Contingent Provisions [Member]
Credit Derivatives [Line Items]
Estimated Fair Value of Derivatives in Net Liability Position	447	1,167
Estimated Fair Value Of Incremental Collateral Provided Upon A One Notch Downgrade In The Company's Credit Rating	48	99
Estimated Fair Value Of Incremental Collateral Provided Upon A Downgrade In The Company's Credit Rating to a Level that Triggers Full Overnight Collateralization or Termination of the Derivative Position	104	231
Derivatives Subject To Credit-Contingent Provisions [Member] | Fixed Maturities [Member]
Credit Derivatives [Line Items]
Estimated Fair Value of Collateral Provided	405	1,024
Derivatives Subject To Credit-Contingent Provisions [Member] | Cash [Member]
Credit Derivatives [Line Items]
Estimated Fair Value of Collateral Provided	4	0
Derivatives Not Subject To Credit-Contingent Provisions [Member]
Credit Derivatives [Line Items]
Estimated Fair Value of Derivatives in Net Liability Position	28	22
Estimated Fair Value Of Incremental Collateral Provided Upon A One Notch Downgrade In The Company's Credit Rating	0	0
Estimated Fair Value Of Incremental Collateral Provided Upon A Downgrade In The Company's Credit Rating to a Level that Triggers Full Overnight Collateralization or Termination of the Derivative Position	0	0
Derivatives Not Subject To Credit-Contingent Provisions [Member] | Fixed Maturities [Member]
Credit Derivatives [Line Items]
Estimated Fair Value of Collateral Provided	11	0
Derivatives Not Subject To Credit-Contingent Provisions [Member] | Cash [Member]
Credit Derivatives [Line Items]
Estimated Fair Value of Collateral Provided	$ 4	$ 43

Derivative Financial Instruments (Details 13) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Embedded Derivative, Fair Value of Embedded Derivative, Net [Abstract]
Embedded Derivative, Fair Value of Embedded Derivative Asset	$ 293	$ 128
Embedded Derivative, Fair Value of Embedded Derivative Liability	4,584	2,634
Ceded Guaranteed Minimum Benefit [Member]
Embedded Derivative, Fair Value of Embedded Derivative, Net [Abstract]
Embedded Derivative, Fair Value of Embedded Derivative Asset	327	185
Direct Guaranteed Minimum Benefit [Member]
Embedded Derivative, Fair Value of Embedded Derivative, Net [Abstract]
Embedded Derivative, Fair Value of Embedded Derivative Liability	2,104	370
Funds withheld on assumed reinsurance [Member]
Embedded Derivative, Fair Value of Embedded Derivative, Net [Abstract]
Embedded Derivative, Fair Value of Embedded Derivative Asset	35	0
Embedded Derivative, Fair Value of Embedded Derivative Liability	122	66
Assumed Guaranteed Minimum Benefit [Member]
Embedded Derivative, Fair Value of Embedded Derivative, Net [Abstract]
Embedded Derivative, Fair Value of Embedded Derivative Liability	2,340	2,186
Other [Member]
Embedded Derivative, Fair Value of Embedded Derivative, Net [Abstract]
Embedded Derivative, Fair Value of Embedded Derivative Asset	1	0
Embedded Derivative, Fair Value of Embedded Derivative Liability	18	12
Options embedded in debt or equity securities [Member]
Embedded Derivative, Fair Value of Embedded Derivative, Net [Abstract]
Embedded Derivative, Fair Value of Embedded Derivative Asset	$ (70)	$ (57)

Derivative Financial Instruments (Details 14) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Derivative Instruments, Gain (Loss) [Line Items]
Net derivatives gains (losses)	$ (1,284)	$ (387)	$ 1,758
Net derivatives gains (losses) [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Net derivatives gains (losses)	(1,284)	(387)	1,758
Policyholder benefits and claims [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Net derivatives gains (losses)	$ 86	$ 8	$ (114)

Derivative Financial Instruments (Details Textuals) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Derivative Instruments, Gain (Loss) [Line Items]
Embedded derivatives	$ (1,284,000,000)	$ (387,000,000)	$ 1,758,000,000
Derivative Instrument Detail [Abstract]
Net amounts reclassified into net derivatives gains (losses) on discontinued cash flow hedges	(13,000,000)	9,000,000	(7,000,000)
Amount recognized in net derivatives gains (losses) on the ineffective portion of all cash flow hedges	0	0
Hedging exposure to variability in future cash flows for specific length of time	9 years	7 years
Deferred net gains (losses) expected to be reclassified to earnings	13,000,000
Amount and Location of Gains (Losses) Reclassified from Accumulated Other Comprehensive Income (Loss) into Income (Loss) (Effective Portion)	71,000,000	0	133,000,000
Cumulative foreign currency translation gain (loss) recorded in accumulated other comprehensive income (loss) for net investment in foreign operations hedges	(84,000,000)	(223,000,000)
Maximum Amount of Future Payments under Credit Default Swaps	7,681,000,000	5,089,000,000
Estimated Fair Value of Credit Default Swaps	41,000,000	62,000,000
Potential future recoveries available to offset maximum amount of future payments under credit default swaps	115,000,000	120,000,000
Cash collateral received for collateral arrangements and obligated to return	9,500,000,000	2,600,000,000
Fair Value of Securities Received as Collateral that Can be Resold or Repledged	2,500,000,000	984,000,000
Securities Received as Collateral, Amount Repledged and Sold	0
Estimated fair value of over-the-counter derivatives with credit-contingent provisions in gross liability position	777,000,000
Additional Collateral Required for Derivatives in Gross Liability Position	368,000,000
Gross derivative asset for which the Company has the contractual right of offset	330,000,000
Securities owned and pledged as collateral for exchange-traded futures	42,000,000	40,000,000
Cash collateral owned and pledged as collateral for exchange-traded futures	680,000,000	662,000,000
Change in fair value of derivatives excluded from the assessment of hedge effectiveness	(3,000,000)	0	0
Nonperformance Risk [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Embedded derivatives	1,800,000,000	(96,000,000)	(1,900,000,000)
Fixed maturity securities [Member]
Derivatives, Fair Value [Line Items]
Estimated fair value of securities collateral provided for over-the-counter derivatives with credit-contingent provisions in gross liability position	$ 409,000,000

Fair Value (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Assets [Abstract]
Short-term investments	$ 17,310	$ 9,384
Mortgage Loans on Real Estate, Commercial and Consumer, Net	56,915	58,976
Mortgage loans held-for-sale	10,716	2,510
Total derivative assets	16,200	7,777
Other Investments	23,581	15,400
Net embedded derivatives within asset host contracts	293	128
Separate account assets	203,023	183,138
Liabilities [Abstract]
Total derivative liabilities	4,011	4,747
Net embedded derivatives within liability host contracts	4,584	2,634
Liability related to securitized reverse residential mortgage loans	7,626	0
Variable interest entities
Assets [Abstract]
Mortgage Loans on Real Estate, Commercial and Consumer, Net	3,187	6,840
Other Investments	98	104
Liabilities [Abstract]
Long-term debt of CSEs	3,068	6,820
Recurring [Member]
Assets [Abstract]
Actively Traded Securities	18,268	18,589
Short-term investments	16,860	8,565
Total mortgage loans	13,854	9,350
Mortgage loans held-for-sale	10,716	2,510
MSRs	666	950
Investment funds	436	494
Total derivative assets	16,200	7,777
Other Investments	17,302	9,221
Net embedded derivatives within asset host contracts	363	185
Separate account assets	203,023	183,138
Total assets	622,964	557,447
Liabilities [Abstract]
Total derivative liabilities	4,011	4,562
Net embedded derivatives within liability host contracts	4,584	2,634
Liability related to securitized reverse residential mortgage loans	7,626
Trading liabilities	127	46
Total liabilities	19,416	14,062
Recurring [Member] | Interest rate contracts [Member]
Assets [Abstract]
Total derivative assets	10,796	3,753
Liabilities [Abstract]
Total derivative liabilities	2,480	1,758
Recurring [Member] | Foreign currency contracts [Member]
Assets [Abstract]
Total derivative assets	1,378	1,787
Liabilities [Abstract]
Total derivative liabilities	1,120	1,373
Recurring [Member] | Credit contracts [Member]
Assets [Abstract]
Total derivative assets	330	175
Liabilities [Abstract]
Total derivative liabilities	113	107
Recurring [Member] | Equity market contracts [Member]
Assets [Abstract]
Total derivative assets	3,696	2,062
Liabilities [Abstract]
Total derivative liabilities	298	1,324
Recurring [Member] | Trading Account Assets [Member]
Assets [Abstract]
Actively Traded Securities	473	463
Recurring [Member] | FVO general account securities [Member]
Assets [Abstract]
Actively Traded Securities	267	131
Recurring [Member] | FVO contractholder-directed unit-linked investments [Member]
Assets [Abstract]
Actively Traded Securities	17,411	17,794
Recurring [Member] | FVO securities held by consolidated securitization entities [Member]
Assets [Abstract]
Actively Traded Securities	117	201
Recurring [Member] | Residential Loans [Member]
Assets [Abstract]
Mortgage loans held-for-sale	3,064
Recurring [Member] | Securitized Reverse Residential Mortgage Loans [Member]
Assets [Abstract]
Mortgage loans held-for-sale	7,652
Recurring [Member] | Variable interest entities
Assets [Abstract]
Mortgage Loans on Real Estate, Commercial and Consumer, Net	3,138	6,840
Liabilities [Abstract]
Long-term debt of CSEs	3,068	6,820
Recurring [Member] | Fixed maturity securities [Member]
Assets [Abstract]
Available-for-sale securities, fair value disclosure	350,271	324,797
Recurring [Member] | U.S. corporate securities [Member]
Assets [Abstract]
Available-for-sale securities, fair value disclosure	105,785	91,772
Recurring [Member] | Foreign corporate securities [Member]
Assets [Abstract]
Available-for-sale securities, fair value disclosure	64,018	67,888
Recurring [Member] | Foreign government debt securities [Member]
Assets [Abstract]
Available-for-sale securities, fair value disclosure	52,536	42,002
Recurring [Member] | RMBS [Member]
Assets [Abstract]
Available-for-sale securities, fair value disclosure	42,637	45,852
Recurring [Member] | U.S. Treasury and agency securities [Member]
Assets [Abstract]
Available-for-sale securities, fair value disclosure	40,012	33,304
Recurring [Member] | CMBS [Member]
Assets [Abstract]
Available-for-sale securities, fair value disclosure	19,069	20,675
Recurring [Member] | ABS [Member]
Assets [Abstract]
Available-for-sale securities, fair value disclosure	13,235	13,168
Recurring [Member] | State and political subdivision securities [Member]
Assets [Abstract]
Available-for-sale securities, fair value disclosure	12,979	10,129
Recurring [Member] | Other fixed maturity securities [Member]
Assets [Abstract]
Available-for-sale securities, fair value disclosure	0	7
Recurring [Member] | Equity Securities [Member]
Assets [Abstract]
Available-for-sale securities, fair value disclosure	3,023	3,602
Recurring [Member] | Common Stock [Member]
Assets [Abstract]
Available-for-sale securities, fair value disclosure	2,205	2,193
Recurring [Member] | Non-redeemable preferred stock [Member]
Assets [Abstract]
Available-for-sale securities, fair value disclosure	818	1,409
Recurring [Member] | Level 1 [Member]
Assets [Abstract]
Actively Traded Securities	7,572	6,270
Short-term investments	8,150	3,026
Total mortgage loans	0	0
Mortgage loans held-for-sale	0	0
MSRs	0	0
Investment funds	312	373
Total derivative assets	62	156
Other Investments	374	529
Net embedded derivatives within asset host contracts	0	0
Separate account assets	28,191	25,566
Total assets	65,093	51,247
Liabilities [Abstract]
Total derivative liabilities	103	45
Net embedded derivatives within liability host contracts	0	0
Liability related to securitized reverse residential mortgage loans	0
Trading liabilities	124	46
Total liabilities	227	91
Recurring [Member] | Level 1 [Member] | Interest rate contracts [Member]
Assets [Abstract]
Total derivative assets	32	131
Liabilities [Abstract]
Total derivative liabilities	91	35
Recurring [Member] | Level 1 [Member] | Foreign currency contracts [Member]
Assets [Abstract]
Total derivative assets	1	2
Liabilities [Abstract]
Total derivative liabilities	0	0
Recurring [Member] | Level 1 [Member] | Credit contracts [Member]
Assets [Abstract]
Total derivative assets	0	0
Liabilities [Abstract]
Total derivative liabilities	0	0
Recurring [Member] | Level 1 [Member] | Equity market contracts [Member]
Assets [Abstract]
Total derivative assets	29	23
Liabilities [Abstract]
Total derivative liabilities	12	10
Recurring [Member] | Level 1 [Member] | Trading Account Assets [Member]
Assets [Abstract]
Actively Traded Securities	0	0
Recurring [Member] | Level 1 [Member] | FVO general account securities [Member]
Assets [Abstract]
Actively Traded Securities	0	0
Recurring [Member] | Level 1 [Member] | FVO contractholder-directed unit-linked investments [Member]
Assets [Abstract]
Actively Traded Securities	7,572	6,270
Recurring [Member] | Level 1 [Member] | FVO securities held by consolidated securitization entities [Member]
Assets [Abstract]
Actively Traded Securities	0	0
Recurring [Member] | Level 1 [Member] | Residential Loans [Member]
Assets [Abstract]
Mortgage loans held-for-sale	0
Recurring [Member] | Level 1 [Member] | Securitized Reverse Residential Mortgage Loans [Member]
Assets [Abstract]
Mortgage loans held-for-sale	0
Recurring [Member] | Level 1 [Member] | Variable interest entities
Assets [Abstract]
Mortgage Loans on Real Estate, Commercial and Consumer, Net	0	0
Liabilities [Abstract]
Long-term debt of CSEs	0	0
Recurring [Member] | Level 1 [Member] | Fixed maturity securities [Member]
Assets [Abstract]
Available-for-sale securities, fair value disclosure	19,987	15,025
Recurring [Member] | Level 1 [Member] | U.S. corporate securities [Member]
Assets [Abstract]
Available-for-sale securities, fair value disclosure	0	0
Recurring [Member] | Level 1 [Member] | Foreign corporate securities [Member]
Assets [Abstract]
Available-for-sale securities, fair value disclosure	0	0
Recurring [Member] | Level 1 [Member] | Foreign government debt securities [Member]
Assets [Abstract]
Available-for-sale securities, fair value disclosure	76	149
Recurring [Member] | Level 1 [Member] | RMBS [Member]
Assets [Abstract]
Available-for-sale securities, fair value disclosure	0	274
Recurring [Member] | Level 1 [Member] | U.S. Treasury and agency securities [Member]
Assets [Abstract]
Available-for-sale securities, fair value disclosure	19,911	14,602
Recurring [Member] | Level 1 [Member] | CMBS [Member]
Assets [Abstract]
Available-for-sale securities, fair value disclosure	0	0
Recurring [Member] | Level 1 [Member] | ABS [Member]
Assets [Abstract]
Available-for-sale securities, fair value disclosure	0	0
Recurring [Member] | Level 1 [Member] | State and political subdivision securities [Member]
Assets [Abstract]
Available-for-sale securities, fair value disclosure	0	0
Recurring [Member] | Level 1 [Member] | Other fixed maturity securities [Member]
Assets [Abstract]
Available-for-sale securities, fair value disclosure	0	0
Recurring [Member] | Level 1 [Member] | Equity Securities [Member]
Assets [Abstract]
Available-for-sale securities, fair value disclosure	819	831
Recurring [Member] | Level 1 [Member] | Common Stock [Member]
Assets [Abstract]
Available-for-sale securities, fair value disclosure	819	831
Recurring [Member] | Level 1 [Member] | Non-redeemable preferred stock [Member]
Assets [Abstract]
Available-for-sale securities, fair value disclosure	0	0
Recurring [Member] | Level 2 [Member]
Assets [Abstract]
Actively Traded Securities	9,287	11,497
Short-term investments	8,120	4,681
Total mortgage loans	12,440	9,326
Mortgage loans held-for-sale	9,302	2,486
MSRs	0	0
Investment funds	124	121
Total derivative assets	14,746	7,176
Other Investments	14,870	7,297
Net embedded derivatives within asset host contracts	1	0
Separate account assets	173,507	155,589
Total assets	532,229	477,044
Liabilities [Abstract]
Total derivative liabilities	3,750	4,245
Net embedded derivatives within liability host contracts	19	11
Liability related to securitized reverse residential mortgage loans	6,451
Trading liabilities	3	0
Total liabilities	13,175	10,892
Recurring [Member] | Level 2 [Member] | Interest rate contracts [Member]
Assets [Abstract]
Total derivative assets	10,426	3,583
Liabilities [Abstract]
Total derivative liabilities	2,351	1,598
Recurring [Member] | Level 2 [Member] | Foreign currency contracts [Member]
Assets [Abstract]
Total derivative assets	1,316	1,711
Liabilities [Abstract]
Total derivative liabilities	1,103	1,372
Recurring [Member] | Level 2 [Member] | Credit contracts [Member]
Assets [Abstract]
Total derivative assets	301	125
Liabilities [Abstract]
Total derivative liabilities	85	101
Recurring [Member] | Level 2 [Member] | Equity market contracts [Member]
Assets [Abstract]
Total derivative assets	2,703	1,757
Liabilities [Abstract]
Total derivative liabilities	211	1,174
Recurring [Member] | Level 2 [Member] | Trading Account Assets [Member]
Assets [Abstract]
Actively Traded Securities	473	453
Recurring [Member] | Level 2 [Member] | FVO general account securities [Member]
Assets [Abstract]
Actively Traded Securities	244	54
Recurring [Member] | Level 2 [Member] | FVO contractholder-directed unit-linked investments [Member]
Assets [Abstract]
Actively Traded Securities	8,453	10,789
Recurring [Member] | Level 2 [Member] | FVO securities held by consolidated securitization entities [Member]
Assets [Abstract]
Actively Traded Securities	117	201
Recurring [Member] | Level 2 [Member] | Residential Loans [Member]
Assets [Abstract]
Mortgage loans held-for-sale	2,836
Recurring [Member] | Level 2 [Member] | Securitized Reverse Residential Mortgage Loans [Member]
Assets [Abstract]
Mortgage loans held-for-sale	6,466
Recurring [Member] | Level 2 [Member] | Variable interest entities
Assets [Abstract]
Mortgage Loans on Real Estate, Commercial and Consumer, Net	3,138	6,840
Liabilities [Abstract]
Long-term debt of CSEs	2,952	6,636
Recurring [Member] | Level 2 [Member] | Fixed maturity securities [Member]
Assets [Abstract]
Available-for-sale securities, fair value disclosure	312,519	287,056
Recurring [Member] | Level 2 [Member] | U.S. corporate securities [Member]
Assets [Abstract]
Available-for-sale securities, fair value disclosure	99,001	84,623
Recurring [Member] | Level 2 [Member] | Foreign corporate securities [Member]
Assets [Abstract]
Available-for-sale securities, fair value disclosure	59,648	62,162
Recurring [Member] | Level 2 [Member] | Foreign government debt securities [Member]
Assets [Abstract]
Available-for-sale securities, fair value disclosure	50,138	38,719
Recurring [Member] | Level 2 [Member] | RMBS [Member]
Assets [Abstract]
Available-for-sale securities, fair value disclosure	41,035	43,037
Recurring [Member] | Level 2 [Member] | U.S. Treasury and agency securities [Member]
Assets [Abstract]
Available-for-sale securities, fair value disclosure	20,070	18,623
Recurring [Member] | Level 2 [Member] | CMBS [Member]
Assets [Abstract]
Available-for-sale securities, fair value disclosure	18,316	19,664
Recurring [Member] | Level 2 [Member] | ABS [Member]
Assets [Abstract]
Available-for-sale securities, fair value disclosure	13,182	10,142
Recurring [Member] | Level 2 [Member] | State and political subdivision securities [Member]
Assets [Abstract]
Available-for-sale securities, fair value disclosure	11,129	10,083
Recurring [Member] | Level 2 [Member] | Other fixed maturity securities [Member]
Assets [Abstract]
Available-for-sale securities, fair value disclosure	0	3
Recurring [Member] | Level 2 [Member] | Equity Securities [Member]
Assets [Abstract]
Available-for-sale securities, fair value disclosure	1,485	1,598
Recurring [Member] | Level 2 [Member] | Common Stock [Member]
Assets [Abstract]
Available-for-sale securities, fair value disclosure	1,105	1,094
Recurring [Member] | Level 2 [Member] | Non-redeemable preferred stock [Member]
Assets [Abstract]
Available-for-sale securities, fair value disclosure	380	504
Recurring [Member] | Level 3 [Member]
Assets [Abstract]
Actively Traded Securities	1,409	822
Short-term investments	590	858
Total mortgage loans	1,414	24
Mortgage loans held-for-sale	1,414	24
MSRs	666	950
Investment funds	0	0
Total derivative assets	1,392	445
Other Investments	2,058	1,395
Net embedded derivatives within asset host contracts	362	185
Separate account assets	1,325	1,983
Total assets	25,642	29,156
Liabilities [Abstract]
Total derivative liabilities	158	272
Net embedded derivatives within liability host contracts	4,565	2,623
Liability related to securitized reverse residential mortgage loans	1,175
Trading liabilities	0	0
Total liabilities	6,014	3,079
Recurring [Member] | Level 3 [Member] | Interest rate contracts [Member]
Assets [Abstract]
Total derivative assets	338	39
Liabilities [Abstract]
Total derivative liabilities	38	125
Recurring [Member] | Level 3 [Member] | Foreign currency contracts [Member]
Assets [Abstract]
Total derivative assets	61	74
Liabilities [Abstract]
Total derivative liabilities	17	1
Recurring [Member] | Level 3 [Member] | Credit contracts [Member]
Assets [Abstract]
Total derivative assets	29	50
Liabilities [Abstract]
Total derivative liabilities	28	6
Recurring [Member] | Level 3 [Member] | Equity market contracts [Member]
Assets [Abstract]
Total derivative assets	964	282
Liabilities [Abstract]
Total derivative liabilities	75	140
Recurring [Member] | Level 3 [Member] | Trading Account Assets [Member]
Assets [Abstract]
Actively Traded Securities	0	10
Recurring [Member] | Level 3 [Member] | FVO general account securities [Member]
Assets [Abstract]
Actively Traded Securities	23	77
Recurring [Member] | Level 3 [Member] | FVO contractholder-directed unit-linked investments [Member]
Assets [Abstract]
Actively Traded Securities	1,386	735
Recurring [Member] | Level 3 [Member] | FVO securities held by consolidated securitization entities [Member]
Assets [Abstract]
Actively Traded Securities	0	0
Recurring [Member] | Level 3 [Member] | Residential Loans [Member]
Assets [Abstract]
Mortgage loans held-for-sale	228
Recurring [Member] | Level 3 [Member] | Securitized Reverse Residential Mortgage Loans [Member]
Assets [Abstract]
Mortgage loans held-for-sale	1,186
Recurring [Member] | Level 3 [Member] | Variable interest entities
Assets [Abstract]
Mortgage Loans on Real Estate, Commercial and Consumer, Net	0	0
Liabilities [Abstract]
Long-term debt of CSEs	116	184
Recurring [Member] | Level 3 [Member] | Fixed maturity securities [Member]
Assets [Abstract]
Available-for-sale securities, fair value disclosure	17,765	22,716
Recurring [Member] | Level 3 [Member] | U.S. corporate securities [Member]
Assets [Abstract]
Available-for-sale securities, fair value disclosure	6,784	7,149
Recurring [Member] | Level 3 [Member] | Foreign corporate securities [Member]
Assets [Abstract]
Available-for-sale securities, fair value disclosure	4,370	5,726
Recurring [Member] | Level 3 [Member] | Foreign government debt securities [Member]
Assets [Abstract]
Available-for-sale securities, fair value disclosure	2,322	3,134
Recurring [Member] | Level 3 [Member] | RMBS [Member]
Assets [Abstract]
Available-for-sale securities, fair value disclosure	1,602	2,541
Recurring [Member] | Level 3 [Member] | U.S. Treasury and agency securities [Member]
Assets [Abstract]
Available-for-sale securities, fair value disclosure	31	79
Recurring [Member] | Level 3 [Member] | CMBS [Member]
Assets [Abstract]
Available-for-sale securities, fair value disclosure	753	1,011
Recurring [Member] | Level 3 [Member] | ABS [Member]
Assets [Abstract]
Available-for-sale securities, fair value disclosure	53	3,026
Recurring [Member] | Level 3 [Member] | State and political subdivision securities [Member]
Assets [Abstract]
Available-for-sale securities, fair value disclosure	1,850	46
Recurring [Member] | Level 3 [Member] | Other fixed maturity securities [Member]
Assets [Abstract]
Available-for-sale securities, fair value disclosure	0	4
Recurring [Member] | Level 3 [Member] | Equity Securities [Member]
Assets [Abstract]
Available-for-sale securities, fair value disclosure	719	1,173
Recurring [Member] | Level 3 [Member] | Common Stock [Member]
Assets [Abstract]
Available-for-sale securities, fair value disclosure	281	268
Recurring [Member] | Level 3 [Member] | Non-redeemable preferred stock [Member]
Assets [Abstract]
Available-for-sale securities, fair value disclosure	$ 438	$ 905

Fair Value (Details 1) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
U.S. corporate securities [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Balance, Beginning of Period	$ 7,149	$ 6,694	$ 7,498
Earnings [Abstract]
Net Investment Income	11	22	15
Net Investment Gains (Losses)	17	(13)	(444)
Net Derivative Gains (Losses)	0	0	0
Other Revenues	0	0	0
Policyholder Benefits and Claims	0	0	0
Other Expenses	0	0	0
Other Comprehensive Income (Loss)	327	277	940
Purchases	912
Sales	(887)
Issuances	0
Settlements	0
Purchases, Sales, Issuances and Settlements		(415)	(1,359)
Transfers Into Level 3	169	898
Transfers Out of Level 3	(914)	(314)
Transfers Into and/or Out of Level 3			44
Balance, End of Period	6,784	7,149	6,694
Changes in unrealized gains (losses) relating to assets still held at end of period included in earnings [Abstract]
Net Investment Income	10	13	18
Net Investment Gains (Losses)	(27)	(44)	(412)
Net Derivative Gains (Losses)	0	0	0
Other Revenues	0	0	0
Policyholder Benefits and Claims	0	0	0
Other Expenses	0	0	0
Foreign corporate securities [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Balance, Beginning of Period	5,726	5,244	5,906
Earnings [Abstract]
Net Investment Income	27	15	(4)
Net Investment Gains (Losses)	(9)	(34)	(326)
Net Derivative Gains (Losses)	0	0	0
Other Revenues	0	0	0
Policyholder Benefits and Claims	0	0	0
Other Expenses	0	0	0
Other Comprehensive Income (Loss)	(66)	318	1,515
Purchases	1,740
Sales	(2,094)
Issuances	0
Settlements	0
Purchases, Sales, Issuances and Settlements		305	(519)
Transfers Into Level 3	211	502
Transfers Out of Level 3	(1,165)	(624)
Transfers Into and/or Out of Level 3			(1,328)
Balance, End of Period	4,370	5,726	5,244
Changes in unrealized gains (losses) relating to assets still held at end of period included in earnings [Abstract]
Net Investment Income	19	15	(3)
Net Investment Gains (Losses)	(31)	(43)	(176)
Net Derivative Gains (Losses)	0	0	0
Other Revenues	0	0	0
Policyholder Benefits and Claims	0	0	0
Other Expenses	0	0	0
Foreign government debt securities [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Balance, Beginning of Period	3,134	378	386
Earnings [Abstract]
Net Investment Income	18	6	12
Net Investment Gains (Losses)	0	(5)	(52)
Net Derivative Gains (Losses)	0	0	0
Other Revenues	0	0	0
Policyholder Benefits and Claims	0	0	0
Other Expenses	0	0	0
Other Comprehensive Income (Loss)	0	(95)	53
Purchases	529
Sales	(179)
Issuances	0
Settlements	0
Purchases, Sales, Issuances and Settlements		2,965	12
Transfers Into Level 3	123	40
Transfers Out of Level 3	(1,303)	(155)
Transfers Into and/or Out of Level 3			(33)
Balance, End of Period	2,322	3,134	378
Changes in unrealized gains (losses) relating to assets still held at end of period included in earnings [Abstract]
Net Investment Income	18	10	11
Net Investment Gains (Losses)	(3)	0	0
Net Derivative Gains (Losses)	0	0	0
Other Revenues	0	0	0
Policyholder Benefits and Claims	0	0	0
Other Expenses	0	0	0
RMBS [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Balance, Beginning of Period	2,541	2,884	1,655
Earnings [Abstract]
Net Investment Income	10	64	36
Net Investment Gains (Losses)	(41)	(59)	(27)
Net Derivative Gains (Losses)	0	0	0
Other Revenues	0	0	0
Policyholder Benefits and Claims	0	0	0
Other Expenses	0	0	0
Other Comprehensive Income (Loss)	(5)	305	210
Purchases	393
Sales	(213)
Issuances	0
Settlements	0
Purchases, Sales, Issuances and Settlements		(445)	1,126
Transfers Into Level 3	20	91
Transfers Out of Level 3	(1,103)	(299)
Transfers Into and/or Out of Level 3			(116)
Balance, End of Period	1,602	2,541	2,884
Changes in unrealized gains (losses) relating to assets still held at end of period included in earnings [Abstract]
Net Investment Income	11	63	36
Net Investment Gains (Losses)	(41)	(29)	(82)
Net Derivative Gains (Losses)	0	0	0
Other Revenues	0	0	0
Policyholder Benefits and Claims	0	0	0
Other Expenses	0	0	0
U.S. Treasury and agency securities [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Balance, Beginning of Period	79	37	88
Earnings [Abstract]
Net Investment Income	0	0	0
Net Investment Gains (Losses)	0	0	0
Net Derivative Gains (Losses)	0	0	0
Other Revenues	0	0	0
Policyholder Benefits and Claims	0	0	0
Other Expenses	0	0	0
Other Comprehensive Income (Loss)	3	2	(1)
Purchases	6
Sales	(1)
Issuances	0
Settlements	0
Purchases, Sales, Issuances and Settlements		(6)	(29)
Transfers Into Level 3	0	46
Transfers Out of Level 3	(56)	0
Transfers Into and/or Out of Level 3			(21)
Balance, End of Period	31	79	37
Changes in unrealized gains (losses) relating to assets still held at end of period included in earnings [Abstract]
Net Investment Income	0	0	0
Net Investment Gains (Losses)	0	0	0
Net Derivative Gains (Losses)	0	0	0
Other Revenues	0	0	0
Policyholder Benefits and Claims	0	0	0
Other Expenses	0	0	0
CMBS [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Balance, Beginning of Period	1,011	139	260
Earnings [Abstract]
Net Investment Income	25	1	1
Net Investment Gains (Losses)	(16)	(6)	(37)
Net Derivative Gains (Losses)	0	0	0
Other Revenues	0	0	0
Policyholder Benefits and Claims	0	0	0
Other Expenses	0	0	0
Other Comprehensive Income (Loss)	71	89	53
Purchases	283
Sales	(178)
Issuances	0
Settlements	0
Purchases, Sales, Issuances and Settlements		684	(44)
Transfers Into Level 3	52	132
Transfers Out of Level 3	(495)	(28)
Transfers Into and/or Out of Level 3			(94)
Balance, End of Period	753	1,011	139
Changes in unrealized gains (losses) relating to assets still held at end of period included in earnings [Abstract]
Net Investment Income	24	1	1
Net Investment Gains (Losses)	(14)	(6)	(61)
Net Derivative Gains (Losses)	0	0	0
Other Revenues	0	0	0
Policyholder Benefits and Claims	0	0	0
Other Expenses	0	0	0
ABS [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Balance, Beginning of Period	3,026	1,659	1,383
Earnings [Abstract]
Net Investment Income	24	9	2
Net Investment Gains (Losses)	(18)	(40)	(101)
Net Derivative Gains (Losses)	0	0	0
Other Revenues	0	0	0
Policyholder Benefits and Claims	0	0	0
Other Expenses	0	0	0
Other Comprehensive Income (Loss)	81	168	473
Purchases	1,033
Sales	(659)
Issuances	0
Settlements	0
Purchases, Sales, Issuances and Settlements		1,435	(139)
Transfers Into Level 3	14	28
Transfers Out of Level 3	(1,651)	(233)
Transfers Into and/or Out of Level 3			41
Balance, End of Period	1,850	3,026	1,659
Changes in unrealized gains (losses) relating to assets still held at end of period included in earnings [Abstract]
Net Investment Income	20	9	2
Net Investment Gains (Losses)	(10)	(23)	(48)
Net Derivative Gains (Losses)	0	0	0
Other Revenues	0	0	0
Policyholder Benefits and Claims	0	0	0
Other Expenses	0	0	0
State and political subdivision securities [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Balance, Beginning of Period	46	69	123
Earnings [Abstract]
Net Investment Income	0	0	0
Net Investment Gains (Losses)	0	0	0
Net Derivative Gains (Losses)	0	0	0
Other Revenues	0	0	0
Policyholder Benefits and Claims	0	0	0
Other Expenses	0	0	0
Other Comprehensive Income (Loss)	(8)	(2)	7
Purchases	11
Sales	(4)
Issuances	0
Settlements	0
Purchases, Sales, Issuances and Settlements		9	(19)
Transfers Into Level 3	10	0
Transfers Out of Level 3	(2)	(30)
Transfers Into and/or Out of Level 3			(42)
Balance, End of Period	53	46	69
Changes in unrealized gains (losses) relating to assets still held at end of period included in earnings [Abstract]
Net Investment Income	0	0	0
Net Investment Gains (Losses)	0	0	0
Net Derivative Gains (Losses)	0	0	0
Other Revenues	0	0	0
Policyholder Benefits and Claims	0	0	0
Other Expenses	0	0	0
Other fixed maturity securities [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Balance, Beginning of Period	4	6	40
Earnings [Abstract]
Net Investment Income	0	1	1
Net Investment Gains (Losses)	0	0	0
Net Derivative Gains (Losses)	0	0	0
Other Revenues	0	0	0
Policyholder Benefits and Claims	0	0	0
Other Expenses	0	0	0
Other Comprehensive Income (Loss)	0	2	0
Purchases	0
Sales	(4)
Issuances	0
Settlements	0
Purchases, Sales, Issuances and Settlements		(5)	(35)
Transfers Into Level 3	0	0
Transfers Out of Level 3	0	0
Transfers Into and/or Out of Level 3			0
Balance, End of Period	0	4	6
Changes in unrealized gains (losses) relating to assets still held at end of period included in earnings [Abstract]
Net Investment Income	0	1	1
Net Investment Gains (Losses)	0	0	0
Net Derivative Gains (Losses)	0	0	0
Other Revenues	0	0	0
Policyholder Benefits and Claims	0	0	0
Other Expenses	0	0	0
Common Stock [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Balance, Beginning of Period	268	136	105
Earnings [Abstract]
Net Investment Income	0	0	0
Net Investment Gains (Losses)	14	5	(2)
Net Derivative Gains (Losses)	0	0	0
Other Revenues	0	0	0
Policyholder Benefits and Claims	0	0	0
Other Expenses	0	0	0
Other Comprehensive Income (Loss)	5	7	6
Purchases	106
Sales	(46)
Issuances	0
Settlements	0
Purchases, Sales, Issuances and Settlements		128	23
Transfers Into Level 3	0	1
Transfers Out of Level 3	(66)	(9)
Transfers Into and/or Out of Level 3			4
Balance, End of Period	281	268	136
Changes in unrealized gains (losses) relating to assets still held at end of period included in earnings [Abstract]
Net Investment Income	0	0	0
Net Investment Gains (Losses)	(6)	(2)	(1)
Net Derivative Gains (Losses)	0	0	0
Other Revenues	0	0	0
Policyholder Benefits and Claims	0	0	0
Other Expenses	0	0	0
Non-redeemable preferred stock [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Balance, Beginning of Period	905	1,102	1,274
Earnings [Abstract]
Net Investment Income	0	0	0
Net Investment Gains (Losses)	(71)	46	(357)
Net Derivative Gains (Losses)	0	0	0
Other Revenues	0	0	0
Policyholder Benefits and Claims	0	0	0
Other Expenses	0	0	0
Other Comprehensive Income (Loss)	5	12	486
Purchases	3
Sales	(416)
Issuances	0
Settlements	0
Purchases, Sales, Issuances and Settlements		(250)	(256)
Transfers Into Level 3	12	0
Transfers Out of Level 3	0	(5)
Transfers Into and/or Out of Level 3			(45)
Balance, End of Period	438	905	1,102
Changes in unrealized gains (losses) relating to assets still held at end of period included in earnings [Abstract]
Net Investment Income	0	0	0
Net Investment Gains (Losses)	(19)	(3)	(168)
Net Derivative Gains (Losses)	0	0	0
Other Revenues	0	0	0
Policyholder Benefits and Claims	0	0	0
Other Expenses	0	0	0
Actively traded securities [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Balance, Beginning of Period	10	32
Earnings [Abstract]
Net Investment Income	0	0
Net Investment Gains (Losses)	0	0
Net Derivative Gains (Losses)	0	0
Other Revenues	0	0
Policyholder Benefits and Claims	0	0
Other Expenses	0	0
Other Comprehensive Income (Loss)	0	0
Purchases	0
Sales	(8)
Issuances	0
Settlements	0
Purchases, Sales, Issuances and Settlements		(22)
Transfers Into Level 3	0	0
Transfers Out of Level 3	(2)	0
Balance, End of Period	0	10
Changes in unrealized gains (losses) relating to assets still held at end of period included in earnings [Abstract]
Net Investment Income	0	0
Net Investment Gains (Losses)	0	0
Net Derivative Gains (Losses)	0	0
Other Revenues	0	0
Policyholder Benefits and Claims	0	0
Other Expenses	0	0
FVO general account securities [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Balance, Beginning of Period	77	51
Earnings [Abstract]
Net Investment Income	(7)	8
Net Investment Gains (Losses)	0	0
Net Derivative Gains (Losses)	0	0
Other Revenues	0	0
Policyholder Benefits and Claims	0	0
Other Expenses	0	0
Other Comprehensive Income (Loss)	0	0
Purchases	0
Sales	(33)
Issuances	0
Settlements	0
Purchases, Sales, Issuances and Settlements		(1)
Transfers Into Level 3	0	37
Transfers Out of Level 3	(14)	(18)
Balance, End of Period	23	77
Changes in unrealized gains (losses) relating to assets still held at end of period included in earnings [Abstract]
Net Investment Income	(8)	12
Net Investment Gains (Losses)	0	0
Net Derivative Gains (Losses)	0	0
Other Revenues	0	0
Policyholder Benefits and Claims	0	0
Other Expenses	0	0
FVO contractholder-directed unit-linked investments [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Balance, Beginning of Period	735	0
Earnings [Abstract]
Net Investment Income	5	(15)
Net Investment Gains (Losses)	0	0
Net Derivative Gains (Losses)	0	0
Other Revenues	0	0
Policyholder Benefits and Claims	0	0
Other Expenses	0	0
Other Comprehensive Income (Loss)	0	0
Purchases	1,246
Sales	(478)
Issuances	0
Settlements	0
Purchases, Sales, Issuances and Settlements		750
Transfers Into Level 3	121	0
Transfers Out of Level 3	(243)	0
Balance, End of Period	1,386	735
Changes in unrealized gains (losses) relating to assets still held at end of period included in earnings [Abstract]
Net Investment Income	(4)	(15)
Net Investment Gains (Losses)	0	0
Net Derivative Gains (Losses)	0	0
Other Revenues	0	0
Policyholder Benefits and Claims	0	0
Other Expenses	0	0
Trading and Other Securities [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Balance, Beginning of Period			175
Earnings [Abstract]
Net Investment Income			16
Net Investment Gains (Losses)			0
Net Derivative Gains (Losses)			0
Other Revenues			0
Policyholder Benefits and Claims			0
Other Expenses			0
Other Comprehensive Income (Loss)			0
Purchases, Sales, Issuances and Settlements			(108)
Transfers Into and/or Out of Level 3			0
Balance, End of Period			83
Changes in unrealized gains (losses) relating to assets still held at end of period included in earnings [Abstract]
Net Investment Income			15
Net Investment Gains (Losses)			0
Net Derivative Gains (Losses)			0
Other Revenues			0
Policyholder Benefits and Claims			0
Other Expenses			0
Short-term Investments [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Balance, Beginning of Period	858	23	100
Earnings [Abstract]
Net Investment Income	3	2	0
Net Investment Gains (Losses)	(2)	0	(21)
Net Derivative Gains (Losses)	0	0	0
Other Revenues	0	0	0
Policyholder Benefits and Claims	0	0	0
Other Expenses	0	0	0
Other Comprehensive Income (Loss)	2	(9)	0
Purchases	600
Sales	(870)
Issuances	0
Settlements	0
Purchases, Sales, Issuances and Settlements		842	(51)
Transfers Into Level 3	0	0
Transfers Out of Level 3	(1)	0
Transfers Into and/or Out of Level 3			(5)
Balance, End of Period	590	858	23
Changes in unrealized gains (losses) relating to assets still held at end of period included in earnings [Abstract]
Net Investment Income	0	2	0
Net Investment Gains (Losses)	(1)	0	1
Net Derivative Gains (Losses)	0	0	0
Other Revenues	0	0	0
Policyholder Benefits and Claims	0	0	0
Other Expenses	0	0	0
Residential Loans [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Balance, Beginning of Period	24
Earnings [Abstract]
Net Investment Income	0
Net Investment Gains (Losses)	0
Net Derivative Gains (Losses)	0
Other Revenues	5
Policyholder Benefits and Claims	0
Other Expenses	0
Other Comprehensive Income (Loss)	0
Purchases	3
Sales	0
Issuances	175
Settlements	(87)
Transfers Into Level 3	109
Transfers Out of Level 3	(1)
Balance, End of Period	228
Changes in unrealized gains (losses) relating to assets still held at end of period included in earnings [Abstract]
Net Investment Income	0
Net Investment Gains (Losses)	0
Net Derivative Gains (Losses)	0
Other Revenues	5
Policyholder Benefits and Claims	0
Other Expenses	0
Securitized Reverse Residential Mortgage Loans [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Balance, Beginning of Period	0
Earnings [Abstract]
Net Investment Income	0
Net Investment Gains (Losses)	0
Net Derivative Gains (Losses)	0
Other Revenues	0
Policyholder Benefits and Claims	0
Other Expenses	0
Other Comprehensive Income (Loss)	0
Purchases	0
Sales	0
Issuances	1,186
Settlements	0
Transfers Into Level 3	0
Transfers Out of Level 3	0
Balance, End of Period	1,186
Changes in unrealized gains (losses) relating to assets still held at end of period included in earnings [Abstract]
Net Investment Income	0
Net Investment Gains (Losses)	0
Net Derivative Gains (Losses)	0
Other Revenues	0
Policyholder Benefits and Claims	0
Other Expenses	0
Mortgage loans held-for-sale [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Balance, Beginning of Period		25	177
Earnings [Abstract]
Net Investment Income		0	0
Net Investment Gains (Losses)		0	0
Net Derivative Gains (Losses)		0	0
Other Revenues		(2)	(3)
Policyholder Benefits and Claims		0	0
Other Expenses		0	0
Other Comprehensive Income (Loss)		0	0
Purchases, Sales, Issuances and Settlements		0	2
Transfers Into Level 3		10
Transfers Out of Level 3		(9)
Transfers Into and/or Out of Level 3			(151)
Balance, End of Period		24	25
Changes in unrealized gains (losses) relating to assets still held at end of period included in earnings [Abstract]
Net Investment Income		0	0
Net Investment Gains (Losses)		0	0
Net Derivative Gains (Losses)		0	0
Other Revenues		(2)	(3)
Policyholder Benefits and Claims		0	0
Other Expenses		0	0
MSR's [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Balance, Beginning of Period	950	878	191
Earnings [Abstract]
Net Investment Income	0	0	0
Net Investment Gains (Losses)	0	0	0
Net Derivative Gains (Losses)	0	0	0
Other Revenues	(314)	(79)	172
Policyholder Benefits and Claims	0	0	0
Other Expenses	0	0	0
Other Comprehensive Income (Loss)	0	0	0
Purchases	0
Sales	0
Issuances	173
Settlements	(143)
Purchases, Sales, Issuances and Settlements		151	515
Transfers Into Level 3	0	0
Transfers Out of Level 3	0	0
Transfers Into and/or Out of Level 3			0
Balance, End of Period	666	950	878
Changes in unrealized gains (losses) relating to assets still held at end of period included in earnings [Abstract]
Net Investment Income	0	0	0
Net Investment Gains (Losses)	0	0	0
Net Derivative Gains (Losses)	0	0	0
Other Revenues	(282)	(28)	147
Policyholder Benefits and Claims	0	0	0
Other Expenses	0	0	0
Separate account assets [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Balance, Beginning of Period	1,983	1,797	1,677
Earnings [Abstract]
Net Investment Income	0	0	0
Net Investment Gains (Losses)	39	132	(223)
Net Derivative Gains (Losses)	0	0	0
Other Revenues	0	0	0
Policyholder Benefits and Claims	0	0	0
Other Expenses	0	0	0
Other Comprehensive Income (Loss)	0	0	0
Purchases	284
Sales	(743)
Issuances	0
Settlements	0
Purchases, Sales, Issuances and Settlements		242	478
Transfers Into Level 3	19	46
Transfers Out of Level 3	(257)	(234)
Transfers Into and/or Out of Level 3			(135)
Balance, End of Period	1,325	1,983	1,797
Changes in unrealized gains (losses) relating to assets still held at end of period included in earnings [Abstract]
Net Investment Income	0	0	0
Net Investment Gains (Losses)	0	0	0
Net Derivative Gains (Losses)	0	0	0
Other Revenues	0	0	0
Policyholder Benefits and Claims	0	0	0
Other Expenses	0	0	0
Interest rate contracts [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Balance, Beginning of Period	(86)	7
Earnings [Abstract]
Net Investment Income	0	0
Net Investment Gains (Losses)	0	0
Net Derivative Gains (Losses)	41	36
Other Revenues	62	1
Policyholder Benefits and Claims	0	0
Other Expenses	0	0
Other Comprehensive Income (Loss)	329	(107)
Purchases	(1)
Sales	0
Issuances	0
Settlements	(44)
Purchases, Sales, Issuances and Settlements		(23)
Transfers Into Level 3	(1)	0
Transfers Out of Level 3	0	0
Balance, End of Period	300	(86)
Changes in unrealized gains (losses) relating to assets still held at end of period included in earnings [Abstract]
Net Investment Income	0	0
Net Investment Gains (Losses)	0	0
Net Derivative Gains (Losses)	24	36
Other Revenues	68	5
Policyholder Benefits and Claims	0	0
Other Expenses	0	0
Foreign currency contracts [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Balance, Beginning of Period	73	108
Earnings [Abstract]
Net Investment Income	0	0
Net Investment Gains (Losses)	0	0
Net Derivative Gains (Losses)	(28)	46
Other Revenues	0	0
Policyholder Benefits and Claims	0	0
Other Expenses	0	(4)
Other Comprehensive Income (Loss)	0	2
Purchases	0
Sales	0
Issuances	0
Settlements	(1)
Purchases, Sales, Issuances and Settlements		(57)
Transfers Into Level 3	0	0
Transfers Out of Level 3	0	(22)
Balance, End of Period	44	73
Changes in unrealized gains (losses) relating to assets still held at end of period included in earnings [Abstract]
Net Investment Income	0	0
Net Investment Gains (Losses)	0	0
Net Derivative Gains (Losses)	(24)	45
Other Revenues	0	0
Policyholder Benefits and Claims	0	0
Other Expenses	0	0
Credit contracts [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Balance, Beginning of Period	44	42
Earnings [Abstract]
Net Investment Income	0	0
Net Investment Gains (Losses)	0	0
Net Derivative Gains (Losses)	(43)	4
Other Revenues	0	0
Policyholder Benefits and Claims	0	0
Other Expenses	0	0
Other Comprehensive Income (Loss)	14	13
Purchases	1
Sales	0
Issuances	(3)
Settlements	(12)
Purchases, Sales, Issuances and Settlements		(15)
Transfers Into Level 3	0	0
Transfers Out of Level 3	0	0
Balance, End of Period	1	44
Changes in unrealized gains (losses) relating to assets still held at end of period included in earnings [Abstract]
Net Investment Income	0	0
Net Investment Gains (Losses)	0	0
Net Derivative Gains (Losses)	(42)	6
Other Revenues	0	0
Policyholder Benefits and Claims	0	0
Other Expenses	0	0
Equity market contracts [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Balance, Beginning of Period	142	199
Earnings [Abstract]
Net Investment Income	(3)	0
Net Investment Gains (Losses)	0	0
Net Derivative Gains (Losses)	601	(88)
Other Revenues	0	0
Policyholder Benefits and Claims	7	0
Other Expenses	0	0
Other Comprehensive Income (Loss)	1	11
Purchases	228
Sales	0
Issuances	(4)
Settlements	(8)
Purchases, Sales, Issuances and Settlements		20
Transfers Into Level 3	0	0
Transfers Out of Level 3	(75)	0
Balance, End of Period	889	142
Changes in unrealized gains (losses) relating to assets still held at end of period included in earnings [Abstract]
Net Investment Income	0	0
Net Investment Gains (Losses)	0	0
Net Derivative Gains (Losses)	601	(82)
Other Revenues	0	0
Policyholder Benefits and Claims	7	0
Other Expenses	0	0
Derivatives [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Balance, Beginning of Period			2,547
Earnings [Abstract]
Net Investment Income			(13)
Net Investment Gains (Losses)			0
Net Derivative Gains (Losses)			(225)
Other Revenues			(33)
Policyholder Benefits and Claims			0
Other Expenses			(2)
Other Comprehensive Income (Loss)			(11)
Purchases, Sales, Issuances and Settlements			97
Transfers Out of Level 3	(75)
Transfers Into and/or Out of Level 3			(2,004)
Balance, End of Period			356
Changes in unrealized gains (losses) relating to assets still held at end of period included in earnings [Abstract]
Net Investment Income			(13)
Net Investment Gains (Losses)			0
Net Derivative Gains (Losses)			(194)
Other Revenues			5
Policyholder Benefits and Claims			0
Other Expenses			(2)
Net Embedded Derivatives [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Balance, Beginning of Period	(2,438)	(1,455)	(2,929)
Earnings [Abstract]
Net Investment Income	0	0	0
Net Investment Gains (Losses)	0	0	0
Net Derivative Gains (Losses)	(1,277)	(343)	1,716
Other Revenues	0	0	0
Policyholder Benefits and Claims	86	8	(114)
Other Expenses	0	0	0
Other Comprehensive Income (Loss)	(119)	(226)	15
Purchases	0
Sales	0
Issuances	0
Settlements	(455)
Purchases, Sales, Issuances and Settlements		(422)	(143)
Transfers Into Level 3	0	0
Transfers Out of Level 3	0	0
Transfers Into and/or Out of Level 3			0
Balance, End of Period	(4,203)	(2,438)	(1,455)
Changes in unrealized gains (losses) relating to assets still held at end of period included in earnings [Abstract]
Net Investment Income	0	0	0
Net Investment Gains (Losses)	0	0	0
Net Derivative Gains (Losses)	(1,303)	(363)	1,697
Other Revenues	0	0	0
Policyholder Benefits and Claims	94	8	(114)
Other Expenses	0	0	0
Long Term Debt Of Consolidated Securitization Entities Estimated Fair Value [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Balance, Beginning of Period	(184)	0	0
Earnings [Abstract]
Net Investment Income	0	0	0
Net Investment Gains (Losses)	(8)	48	0
Net Derivative Gains (Losses)	0	0	0
Other Revenues	0	0	0
Policyholder Benefits and Claims	0	0	0
Other Expenses	0	0	0
Other Comprehensive Income (Loss)	0	0	0
Purchases	0
Sales	0
Issuances	0
Settlements	76
Purchases, Sales, Issuances and Settlements		(232)	0
Transfers Into Level 3	0	0
Transfers Out of Level 3	0	0
Transfers Into and/or Out of Level 3			0
Balance, End of Period	(116)	(184)	0
Changes in unrealized gains (losses) relating to assets still held at end of period included in earnings [Abstract]
Net Investment Income	0	0	0
Net Investment Gains (Losses)	(8)	48	0
Net Derivative Gains (Losses)	0	0	0
Other Revenues	0	0	0
Policyholder Benefits and Claims	0	0	0
Other Expenses	0	0	0
Liability Related To Securitized Reverse Residential Mortgage Loans [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Balance, Beginning of Period	0
Earnings [Abstract]
Net Investment Income	0
Net Investment Gains (Losses)	0
Net Derivative Gains (Losses)	0
Other Revenues	0
Policyholder Benefits and Claims	0
Other Expenses	0
Other Comprehensive Income (Loss)	0
Purchases	0
Sales	0
Issuances	(1,175)
Settlements	0
Transfers Into Level 3	0
Transfers Out of Level 3	0
Balance, End of Period	(1,175)
Changes in unrealized gains (losses) relating to assets still held at end of period included in earnings [Abstract]
Net Investment Income	0
Net Investment Gains (Losses)	0
Net Derivative Gains (Losses)	0
Other Revenues	0
Policyholder Benefits and Claims	0
Other Expenses	$ 0

Fair Value (Details 2) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Fair Value, Option, Quantitative Disclosures [Line Items]
Carrying value at estimated fair value	$ 10,716	$ 2,510
Residential Loans [Member]
Fair Value, Option, Quantitative Disclosures [Line Items]
Unpaid principal balance	2,935	2,473
Excess estimated fair value over unpaid principal balance	129	37
Carrying value at estimated fair value	3,064	2,510
Loans in non-accrual status	3	2
Loans more than 90 days past due	20	3
Loans in non-accrual status or more than 90 days past due, or both - difference between aggregate estimated fair value and unpaid principal balance	$ (2)	$ (1)

Fair Value (Details 3) (Residential Loans [Member], USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Residential Loans [Member]
Fair Value, Option, Quantitative Disclosures [Line Items]
Instrument-specific credit risk based on changes in credit spreads for non-agency loans and adjustments in individual loan quality	$ (3)	$ (1)	$ (2)
Other changes in estimated fair value	511	487	600
Total gains (losses) recognized in other revenues	$ 508	$ 486	$ 598

Fair Value (Details 4) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Fair Value, Option, Quantitative Disclosures [Line Items]
Carrying value at estimated fair value	$ 10,716	$ 2,510
Securitized Reverse Residential Mortgage Loans [Member]
Fair Value, Option, Quantitative Disclosures [Line Items]
Unpaid principal balance	6,914
Excess estimated fair value over unpaid principal balance	738
Carrying value at estimated fair value	7,652
Loans in non-accrual status	0
Loans more than 90 days past due	59
Loans in non-accrual status or more than 90 days past due, or both - difference between aggregate estimated fair value and unpaid principal balance	$ 0

Fair Value (Details 5) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Fair Value [Abstract]
Contractual principal balance	$ 6,914
Excess of estimated fair value over contractual principal balance	712
Liability related to securitized reverse residential mortgage loans	$ 7,626	$ 0

Fair Value (Details 6) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Carrying value at estimated fair value	$ 56,915	$ 58,976
Variable interest entities
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Unpaid principal balance	3,019	6,636
Excess estimated fair value over unpaid principal balance	119	204
Carrying value at estimated fair value	3,187	6,840
Recurring [Member] | Variable interest entities
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Carrying value at estimated fair value	$ 3,138	$ 6,840

Fair Value (Details 7) (Variable interest entities, USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Variable interest entities
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Contractual principal balance	$ 2,954	$ 6,619
Excess of estimated fair value over contractual principal balance	114	201
Carrying value at estimated fair value	$ 3,068	$ 6,820

Fair Value (Details 8) (Non Recurring [Member], USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Held-for-investments [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Carrying Value Prior to Measurement	$ 166	$ 179	$ 294
Estimated Fair Value After Measurement	151	164	202
Net Investment Gain (Losses)	(15)	(15)	(92)
Held-for-sale [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Carrying Value Prior to Measurement	61	35	9
Estimated Fair Value After Measurement	58	33	8
Net Investment Gain (Losses)	(3)	(2)	(1)
Mortgage loans, net [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Carrying Value Prior to Measurement	227	214	303
Estimated Fair Value After Measurement	209	197	210
Net Investment Gain (Losses)	(18)	(17)	(93)
Other limited partnership interests [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Carrying Value Prior to Measurement	18	35	915
Estimated Fair Value After Measurement	13	23	561
Net Investment Gain (Losses)	(5)	(12)	(354)
Real estate joint ventures [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Carrying Value Prior to Measurement	0	33	175
Estimated Fair Value After Measurement	0	8	93
Net Investment Gain (Losses)	0	(25)	(82)
Goodwill [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Carrying Value Prior to Measurement	65	0	0
Estimated Fair Value After Measurement	0	0	0
Net Investment Gain (Losses)	$ (65)	$ 0	$ 0

Fair Value (Details 9) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Mortgage loans [Abstract]
Mortgage Loans on Real Estate, Commercial and Consumer, Net	$ 56,915	$ 58,976
Held-for-sale	10,716	2,510
Policy loans	11,892	11,761
Other Limited Partnership Interests	6,378	6,416
Short-term investments	17,310	9,384
Other Investments	23,581	15,400
Accrued investment income (includes $16 and $34, respectively, relating to variable interest entities)	4,344	4,328
Assets of subsidiaries held-for-sale	0	3,331
Liabilities
Policyholder account balances	217,700	210,757	138,515
Bank deposits	10,507	10,316
Short-term debt	686	306
Long-term Debt	23,692	27,586
Collateral financing arrangements	4,647	5,297
Junior subordinated debt securities	3,192	3,191
Other Liabilities	30,914	20,366
Separate account liabilities	203,023	183,138
Liabilities of subsidiaries held-for-sale	0	3,043
Mortgage Loan Commitments [Member]
Commitments [Abstract]
Commitments to fund bank credit facilities, bridge loans and private corporate bond investments	4,129	3,754
Commitments to Extend Credit [Member]
Commitments [Abstract]
Commitments to fund bank credit facilities, bridge loans and private corporate bond investments	1,432	2,437
Estimate of Fair Value, Fair Value Disclosure [Member]
Mortgage loans [Abstract]
Mortgage Loans on Real Estate, Commercial and Consumer, Net	56,422	53,927
Held-for-sale	4,462	811
Mortgage loans, net	60,884	54,738
Policy loans	14,213	13,253
Real estate joint ventures	183	482
Other Limited Partnership Interests	1,656	1,619
Short-term investments	450	819
Other Investments	1,434	1,490
Cash and cash equivalents	10,461	12,957
Accrued investment income (includes $16 and $34, respectively, relating to variable interest entities)	4,344	4,328
Premiums, reinsurance and other receivables	5,232	4,048
Other assets	308	453
Assets of subsidiaries held-for-sale	0	3,068
Liabilities
Policyholder account balances	153,304	152,745
Payables for collateral under securities loaned and other transactions	33,716	27,272
Bank deposits	10,507	10,371
Short-term debt	686	306
Long-term Debt	22,514	21,892
Collateral financing arrangements	4,136	4,757
Junior subordinated debt securities	3,491	3,461
Other Liabilities	4,087	2,777
Separate account liabilities	49,610	42,160
Liabilities of subsidiaries held-for-sale	0	105
Estimate of Fair Value, Fair Value Disclosure [Member] | Mortgage Loan Commitments [Member]
Commitments [Abstract]
Commitments to fund bank credit facilities, bridge loans and private corporate bond investments	3	(17)
Estimate of Fair Value, Fair Value Disclosure [Member] | Commitments to Extend Credit [Member]
Commitments [Abstract]
Commitments to fund bank credit facilities, bridge loans and private corporate bond investments	51	0
Carrying Value [Member]
Mortgage loans [Abstract]
Mortgage Loans on Real Estate, Commercial and Consumer, Net	53,777	52,136
Held-for-sale	4,462	811
Mortgage loans, net	58,239	52,947
Policy loans	11,892	11,761
Real estate joint ventures	130	451
Other Limited Partnership Interests	1,318	1,539
Short-term investments	450	819
Other Investments	1,434	1,490
Cash and cash equivalents	10,461	12,957
Accrued investment income (includes $16 and $34, respectively, relating to variable interest entities)	4,344	4,328
Premiums, reinsurance and other receivables	4,639	3,752
Other assets	310	466
Assets of subsidiaries held-for-sale	0	3,068
Liabilities
Policyholder account balances	146,890	146,822
Payables for collateral under securities loaned and other transactions	33,716	27,272
Bank deposits	10,507	10,316
Short-term debt	686	306
Long-term Debt	20,587	20,734
Collateral financing arrangements	4,647	5,297
Junior subordinated debt securities	3,192	3,191
Other Liabilities	4,087	2,777
Separate account liabilities	49,610	42,160
Liabilities of subsidiaries held-for-sale	0	105
Carrying Value [Member] | Mortgage Loan Commitments [Member]
Commitments [Abstract]
Commitments to fund bank credit facilities, bridge loans and private corporate bond investments	0	0
Carrying Value [Member] | Commitments to Extend Credit [Member]
Commitments [Abstract]
Commitments to fund bank credit facilities, bridge loans and private corporate bond investments	$ 0	$ 0

Fair Value (Details Textuals) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Fair Value (Textuals) [Abstract]
Additions to MSRs	$ 173	$ 330	$ 628
Reduction due to loan payments or sales	(143)	(179)	(113)
Changes in valuation model inputs or assumptions affecting MSRs	(314)	(79)	172
Call options in equity securities	(72)	(62)
Call options in fixed maturity securities	2	5
Transfers between Levels 1 and 2	not significant	not significant
Non Recurring [Member] | Other limited partnership interests [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Unfunded commitment for investments	4	34
Non Recurring [Member] | Real estate joint ventures [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Unfunded commitment for investments	0	6
Fixed maturity securities [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Transfers Into Level 3	599	1,700
Transfers Out of Level 3	(6,700)	(1,700)
Fixed maturity securities [Member] | American Life Insurance Company ("American Life") and Delaware American Life Insurance ("DelAm") [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Purchases, Sales, Issuances and Settlements		5,400
Equity Securities [Member] | American Life Insurance Company ("American Life") and Delaware American Life Insurance ("DelAm") [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Purchases, Sales, Issuances and Settlements		68
Trading and Other Securities [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Purchases, Sales, Issuances and Settlements			(108)
Trading and Other Securities [Member] | American Life Insurance Company ("American Life") and Delaware American Life Insurance ("DelAm") [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Purchases, Sales, Issuances and Settlements		582
Short-term Investments [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Purchases, Sales, Issuances and Settlements		842	(51)
Transfers Into Level 3	0	0
Transfers Out of Level 3	(1)	0
Short-term Investments [Member] | American Life Insurance Company ("American Life") and Delaware American Life Insurance ("DelAm") [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Purchases, Sales, Issuances and Settlements		216
Separate account assets [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Purchases, Sales, Issuances and Settlements		242	478
Transfers Into Level 3	19	46
Transfers Out of Level 3	(257)	(234)
Separate account assets [Member] | American Life Insurance Company ("American Life") and Delaware American Life Insurance ("DelAm") [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Purchases, Sales, Issuances and Settlements		244
Derivatives [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Purchases, Sales, Issuances and Settlements			97
Transfers Out of Level 3	(75)
Derivatives [Member] | American Life Insurance Company ("American Life") and Delaware American Life Insurance ("DelAm") [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Purchases, Sales, Issuances and Settlements		(10)
Net Embedded Derivatives [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Purchases, Sales, Issuances and Settlements		(422)	(143)
Transfers Into Level 3	0	0
Transfers Out of Level 3	0	0
Net Embedded Derivatives [Member] | American Life Insurance Company ("American Life") and Delaware American Life Insurance ("DelAm") [Member]
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Purchases, Sales, Issuances and Settlements		$ (116)

Deferred Policy Acquisition Costs and Value of Business Acquired (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Deferred Policy Acquisition Costs and Value of Business Acquired [Abstract]
Beginning Balance of DAC	$ 13,377	$ 13,551	$ 13,638
Beginning Balance of VOBA	11,088	2,864	3,491
Balance, beginning of period	24,465	16,415	17,129
Capitalizations of DAC	5,558	2,770	2,502
Acquisitions of VOBA	11	9,210
Subtotal of DAC	18,935	16,321	16,140
Subtotal of VOBA	11,099	12,074	3,491
Subtotal	30,034	28,395	19,631
Net investment gains (losses) of DAC	(478)	(92)	568
Net investment gains (losses) of VOBA	(49)	(16)	87
Net investment gains (losses)	(527)	(108)	655
Other expenses of DAC	(2,614)	(1,875)	(1,445)
Other expenses of VOBA	(1,757)	(494)	(265)
Other expenses	(4,371)	(2,369)	(1,710)
Total amortization of DAC	(3,092)	(1,967)	(877)
Total amortization of VOBA	(1,806)	(510)	(178)
Amortization of DAC and VOBA	(4,898)	(2,477)	(1,055)
Unrealized investment gains (losses) of DAC	(427)	(1,043)	(1,850)
Unrealized investment gains (losses) of VOBA	(361)	(125)	(505)
Unrealized investment gains (losses)	(788)	(1,168)	(2,355)
Effect of foreign currency translation and other of DAC	(176)	66	138
Effect of foreign currency translation and other of VOBA	447	(351)	56
Effect of foreign currency translation and other	271	(285)	194
Ending Balance of DAC	15,240	13,377	13,551
Ending Balance of VOBA	9,379	11,088	2,864
Balance, end of period	$ 24,619	$ 24,465	$ 16,415

Deferred Policy Acquisition Costs and Value of Business Acquired (Details 1) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Deferred Policy Acquisition Costs and Present Value of Future Profits [Abstract]
DAC	$ 15,240	$ 13,377	$ 13,551	$ 13,638
VOBA	9,379	11,088	2,864	3,491
DAC and VOBA	24,619	24,465	16,415	17,129
Latin America [Member]
Deferred Policy Acquisition Costs and Present Value of Future Profits [Abstract]
DAC	693	650
VOBA	357	442
DAC and VOBA	1,050	1,092	883
Asia [Member]
Deferred Policy Acquisition Costs and Present Value of Future Profits [Abstract]
DAC	2,647	1,229
VOBA	6,553	6,982
DAC and VOBA	9,200	8,211	1,114
Europe, the Middle East and Africa [Member]
Deferred Policy Acquisition Costs and Present Value of Future Profits [Abstract]
DAC	966	571
VOBA	1,254	1,735
DAC and VOBA	2,220	2,306	446
Retail Products [Member]
Deferred Policy Acquisition Costs and Present Value of Future Profits [Abstract]
DAC	10,103	10,128
VOBA	1,211	1,927
DAC and VOBA	11,314	12,055	13,197
Group, Voluntary and Worksite Benefits [Member]
Deferred Policy Acquisition Costs and Present Value of Future Profits [Abstract]
DAC	744	736
VOBA	0	0
DAC and VOBA	744	736	711
Corporate Benefit Funding [Member]
Deferred Policy Acquisition Costs and Present Value of Future Profits [Abstract]
DAC	86	61
VOBA	3	1
DAC and VOBA	89	62	60
Corporate & Other [Member]
Deferred Policy Acquisition Costs and Present Value of Future Profits [Abstract]
DAC	1	2
VOBA	1	1
DAC and VOBA	$ 2	$ 3	$ 4

Deferred Policy Acquisition Costs and Value of Business Acquired (Details Textuals) (USD $)	12 Months Ended
Dec. 31, 2011
Estimated future amortization expense allocated to other expenses for VOBA
Estimated future amortization expense allocated to other expenses for VOBA in 2012	$ 1,300,000,000
Estimated future amortization expense allocated to other expenses for VOBA in 2013	1,100,000,000
Estimated future amortization expense allocated to other expenses for VOBA in 2014	917,000,000
Estimated future amortization expense allocated to other expenses for VOBA in 2015	774,000,000
Estimated future amortization expense allocated to other expenses for VOBA in 2016	$ 661,000,000

Goodwill (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Goodwill Rollforward and by Segment
Balance at January 1,	$ 11,781	$ 5,047	$ 5,008
Acquisitions	39	6,959	0
Impairments	(65)	0	0
Effect of foreign currency translation and other	180	(225)	39
Balance at December 31,	$ 11,935	$ 11,781	$ 5,047

Goodwill (Details 1) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Goodwill [Line Items]
Goodwill	$ 11,935	$ 11,781	$ 5,047	$ 5,008
Latin America [Member]
Goodwill [Line Items]
Goodwill	501	229
Asia [Member]
Goodwill [Line Items]
Goodwill	5,443	72
Europe, the Middle East and Africa [Member]
Goodwill [Line Items]
Goodwill	1,423	38
Retail Products [Member]
Goodwill [Line Items]
Goodwill	2,955	2,955
Group, Voluntary and Worksite Benefits [Member]
Goodwill [Line Items]
Goodwill	308	308
Corporate Benefit Funding [Member]
Goodwill [Line Items]
Goodwill	900	900
Corporate & Other [Member]
Goodwill [Line Items]
Goodwill	405	470
Consolidated Company Without Current Year Acquisition [Member]
Goodwill [Line Items]
Goodwill		$ 4,972

Goodwill (Details Textuals) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Goodwill [Line Items]
Acquisitions	$ 39	$ 6,959	$ 0
Goodwill	11,935	11,781	5,047	5,008
Impairments	(65)	0	0
Accumulated impairment loss	65
MetLife Bank [Member]
Goodwill [Line Items]
Impairments	(65)
Alico Transaction [Member]
Goodwill [Line Items]
Acquisitions	39
Goodwill		6,800
Japan [Member]
Goodwill [Line Items]
Goodwill	5,400
Latin America [Member]
Goodwill [Line Items]
Goodwill	501	229
Latin America [Member] | Alico Transaction [Member]
Goodwill [Line Items]
Acquisitions		312
Asia [Member]
Goodwill [Line Items]
Goodwill	5,443	72
Asia [Member] | Alico Transaction [Member]
Goodwill [Line Items]
Acquisitions		5,100
Europe, the Middle East and Africa [Member]
Goodwill [Line Items]
Goodwill	1,423	38
Europe, the Middle East and Africa [Member] | Alico Transaction [Member]
Goodwill [Line Items]
Acquisitions		$ 1,400

Insurance (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Insurance Liabilities
Future policy benefits	$ 184,275	$ 170,922
Policyholder account balances	217,700	210,757	138,515
Other policy-related balances	15,599	15,750
Latin America [Member]
Insurance Liabilities
Future policy benefits	6,299	6,417
Policyholder account balances	6,159	6,232	4,643
Other policy-related balances	1,432	1,555
Asia [Member]
Insurance Liabilities
Future policy benefits	31,555	27,287
Policyholder account balances	59,578	54,506	969
Other policy-related balances	5,876	5,887
Europe, the Middle East and Africa [Member]
Insurance Liabilities
Future policy benefits	7,728	7,384
Policyholder account balances	14,396	14,095	1,140
Other policy-related balances	1,482	1,544
Retail Products [Member]
Insurance Liabilities
Future policy benefits	62,295	60,921
Policyholder account balances	69,553	66,193	65,453
Other policy-related balances	2,807	2,878
Group, Voluntary and Worksite Benefits [Member]
Insurance Liabilities
Future policy benefits	20,465	19,439
Policyholder account balances	9,273	9,676	9,486
Other policy-related balances	3,378	3,250
Corporate Benefit Funding [Member]
Insurance Liabilities
Future policy benefits	49,657	43,628
Policyholder account balances	56,367	57,828	55,556
Other policy-related balances	201	204
Corporate & Other [Member]
Insurance Liabilities
Future policy benefits	6,276	5,846
Policyholder account balances	2,374	2,227	1,268
Other policy-related balances	$ 423	$ 432

Insurance (Details 1) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Value of Distribution Agreements and Customer Relationships Acquired
Balance at January 1,	$ 1,094	$ 792	$ 822
Acquisitions	213	356	0
Amortization	(60)	(42)	(34)
Effect of foreign currency translation and other	17	(12)	4
Balance at December 31,	$ 1,264	$ 1,094	$ 792

Insurance (Details 2) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Finite Lived Intangible Liabilities
Balance at January 1,	$ 4,287	$ 0
Acquisitions	7	4,422
Amortization of negative VOBA	(697)	(64)	0
Effect of foreign currency translation	60	(71)
Balance at December 31,	$ 3,657	$ 4,287	$ 0

Insurance (Details 3) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Sales Inducements
Balance at January 1,	$ 918	$ 841	$ 711
Capitalization	140	157	193
Amortization	(132)	(80)	(63)
Balance at December 31,	$ 926	$ 918	$ 841

Insurance (Details 5) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Liabilities for Unpaid Claims and Claim Expenses
Balance at January 1	$ 10,708	$ 8,219	$ 8,260
Less: Reinsurance recoverables	2,198	547	1,042
Net balance at January 1	8,510	7,672	7,218
Acquisitions, net	0	583	0
Incurred related to:
Current year	9,028	6,482	6,569
Prior years	(199)	(75)	(152)
Total incurred	8,829	6,407	6,417
Paid related to:
Current year	(6,238)	(4,050)	(3,972)
Prior years	(2,420)	(2,102)	(1,991)
Total paid	(8,658)	(6,152)	(5,963)
Net balance at December 31	8,681	8,510	7,672
Add: Reinsurance recoverables	1,436	2,198	547
Balance at December 31	$ 10,117	$ 10,708	$ 8,219

Insurance (Details 6) (Annuity Contract [Member], USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011 Age	Dec. 31, 2010 Age
Return of Net Deposits [Member] | Guaranteed Death Benefits [Member]
Net Amount at Risk by Product and Guarantee [Line Items]
Separate account value in event of death	$ 60,935	$ 55,753
Net amount at risk in event of death	8,912	6,194
Average attained age of contract holders	62	62
Return of Net Deposits [Member] | Guaranteed Annuitization Benefits [Member]
Net Amount at Risk by Product and Guarantee [Line Items]
Average attained age of contract holders	66	67
Separate account value at annuitization	486	390
Net amount at risk at annuitization	404	289
Anniversary Contract Value Or Minimum Return [Member] | Guaranteed Death Benefits [Member]
Net Amount at Risk by Product and Guarantee [Line Items]
Separate account value in event of death	102,910	92,041
Net amount at risk in event of death	7,729	5,297
Average attained age of contract holders	63	62
Anniversary Contract Value Or Minimum Return [Member] | Guaranteed Annuitization Benefits [Member]
Net Amount at Risk by Product and Guarantee [Line Items]
Average attained age of contract holders	62	61
Separate account value at annuitization	71,934	55,668
Net amount at risk at annuitization	11,735	6,373
Two Tier Annuities [Member] | Guaranteed Annuitization Benefits [Member]
Net Amount at Risk by Product and Guarantee [Line Items]
Average attained age of contract holders	60	62
General account value	386	280
Net amount at risk at annuitization	$ 60	$ 49

Insurance (Details 7) (Universal and Variable Life Contracts [Member], USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011 Age	Dec. 31, 2010 Age
Secondary Guarantees [Member]
Net Amount at Risk by Product and Guarantee [Line Items]
Account value (general and separate account)	$ 12,946	$ 11,015
Net amount at risk	188,642	156,432
Average attained age of policyholders	53	52
Paid-Up Guarantees [Member]
Net Amount at Risk by Product and Guarantee [Line Items]
Account value (general and separate account)	3,963	4,102
Net amount at risk	$ 24,991	$ 26,851
Average attained age of policyholders	59	58

Insurance (Details 8) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Movement In Guaranteed Benefit Liability Gross Rollforward
Balance at January 1,	$ 5,084	$ 1,248	$ 1,065
Acquisitions		3,108
Incurred guaranteed benefits	1,061	820	384
Paid guaranteed benefits	(147)	(92)	(201)
Balance at December 31,	5,998	5,084	1,248
Ceded [Member]
Movement In Guaranteed Benefit Liability Gross Rollforward
Balance at January 1,	771	310	178
Acquisitions		30
Incurred guaranteed benefits	80	446	160
Paid guaranteed benefits	(20)	(15)	(28)
Balance at December 31,	831	771	310
Net [Member]
Movement In Guaranteed Benefit Liability Gross Rollforward
Balance at January 1,	4,313	938	887
Acquisitions		3,078
Incurred guaranteed benefits	981	374	224
Paid guaranteed benefits	(127)	(77)	(173)
Balance at December 31,	5,167	4,313	938
Annuity Contract [Member] | Guaranteed Death Benefits [Member]
Movement In Guaranteed Benefit Liability Gross Rollforward
Balance at January 1,	272	168	251
Acquisitions		46
Incurred guaranteed benefits	273	149	118
Paid guaranteed benefits	(113)	(91)	(201)
Balance at December 31,	432	272	168
Annuity Contract [Member] | Guaranteed Annuitization Benefits [Member]
Movement In Guaranteed Benefit Liability Gross Rollforward
Balance at January 1,	623	402	403
Acquisitions		110
Incurred guaranteed benefits	269	111	(1)
Paid guaranteed benefits	(10)	0	0
Balance at December 31,	882	623	402
Annuity Contract [Member] | Ceded [Member] | Guaranteed Death Benefits [Member]
Movement In Guaranteed Benefit Liability Gross Rollforward
Balance at January 1,	39	6	8
Acquisitions		30
Incurred guaranteed benefits	35	18	26
Paid guaranteed benefits	(20)	(15)	(28)
Balance at December 31,	54	39	6
Annuity Contract [Member] | Ceded [Member] | Guaranteed Annuitization Benefits [Member]
Movement In Guaranteed Benefit Liability Gross Rollforward
Balance at January 1,	(1)	0	0
Acquisitions		0
Incurred guaranteed benefits	9	(1)	0
Paid guaranteed benefits	0	0	0
Balance at December 31,	8	(1)	0
Annuity Contract [Member] | Net [Member] | Guaranteed Death Benefits [Member]
Movement In Guaranteed Benefit Liability Gross Rollforward
Balance at January 1,	233	162	243
Acquisitions		16
Incurred guaranteed benefits	238	131	92
Paid guaranteed benefits	(93)	(76)	(173)
Balance at December 31,	378	233	162
Annuity Contract [Member] | Net [Member] | Guaranteed Annuitization Benefits [Member]
Movement In Guaranteed Benefit Liability Gross Rollforward
Balance at January 1,	624	402	403
Acquisitions		110
Incurred guaranteed benefits	260	112	(1)
Paid guaranteed benefits	(10)	0	0
Balance at December 31,	874	624	402
Universal and Variable Life Contracts [Member] | Secondary Guarantees [Member]
Movement In Guaranteed Benefit Liability Gross Rollforward
Balance at January 1,	3,991	504	271
Acquisitions		2,952
Incurred guaranteed benefits	496	536	233
Paid guaranteed benefits	(24)	(1)	0
Balance at December 31,	4,463	3,991	504
Universal and Variable Life Contracts [Member] | Paid-Up Guarantees [Member]
Movement In Guaranteed Benefit Liability Gross Rollforward
Balance at January 1,	198	174	140
Acquisitions		0
Incurred guaranteed benefits	23	24	34
Paid guaranteed benefits	0	0	0
Balance at December 31,	221	198	174
Universal and Variable Life Contracts [Member] | Ceded [Member] | Secondary Guarantees [Member]
Movement In Guaranteed Benefit Liability Gross Rollforward
Balance at January 1,	594	182	80
Acquisitions		0
Incurred guaranteed benefits	20	412	102
Paid guaranteed benefits	0	0	0
Balance at December 31,	614	594	182
Universal and Variable Life Contracts [Member] | Ceded [Member] | Paid-Up Guarantees [Member]
Movement In Guaranteed Benefit Liability Gross Rollforward
Balance at January 1,	139	122	90
Acquisitions		0
Incurred guaranteed benefits	16	17	32
Paid guaranteed benefits	0	0	0
Balance at December 31,	155	139	122
Universal and Variable Life Contracts [Member] | Net [Member] | Secondary Guarantees [Member]
Movement In Guaranteed Benefit Liability Gross Rollforward
Balance at January 1,	3,397	322	191
Acquisitions		2,952
Incurred guaranteed benefits	476	124	131
Paid guaranteed benefits	(24)	(1)	0
Balance at December 31,	3,849	3,397	322
Universal and Variable Life Contracts [Member] | Net [Member] | Paid-Up Guarantees [Member]
Movement In Guaranteed Benefit Liability Gross Rollforward
Balance at January 1,	59	52	50
Acquisitions		0
Incurred guaranteed benefits	7	7	2
Paid guaranteed benefits	0	0	0
Balance at December 31,	$ 66	$ 59	$ 52

Insurance (Details 9) (Variable Annuity and Variable Life [Member], USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Fund Groupings
Fund Groupings	$ 123,966	$ 113,060
Equity Funds [Member]
Fund Groupings
Fund Groupings	57,750	59,546
Balanced Funds [Member]
Fund Groupings
Fund Groupings	52,823	40,199
Bond Funds [Member]
Fund Groupings
Fund Groupings	9,838	9,539
Money Market Funds [Member]
Fund Groupings
Fund Groupings	1,521	1,584
Specialty Funds [Member]
Fund Groupings
Fund Groupings	$ 2,034	$ 2,192

Insurance (Details 10) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Federal Home Loan Bank, Advances, Branch of FHLB Bank [Line Items]
Federal Home Loan Bank Stock	$ 234	$ 187
Federal Home Loan Bank of New York [Member]
Federal Home Loan Bank, Advances, Branch of FHLB Bank [Line Items]
Federal Home Loan Bank Stock	658	890
Federal Home Loan Bank of Boston [Member]
Federal Home Loan Bank, Advances, Branch of FHLB Bank [Line Items]
Federal Home Loan Bank Stock	70	70
Federal Home Loan Bank of Des Moines [Member]
Federal Home Loan Bank, Advances, Branch of FHLB Bank [Line Items]
Federal Home Loan Bank Stock	$ 51	$ 20

Insurance (Details 11) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Fixed and Floating Rate Funding Agreements by Type [Line Items]
Outstanding funding agreements to certain SPEs	$ 25,500	$ 27,200
Invested assets pledged as collateral	558	465
Funding agreements - Federal Agricultural Mortgage Corporation [Member]
Fixed and Floating Rate Funding Agreements by Type [Line Items]
Outstanding funding agreements to certain SPEs	2,750	2,750
Invested assets pledged as collateral	3,157	3,159
Federal Home Loan Bank of New York [Member]
Federal Home Loan Bank, Advances, Branch of FHLB Bank [Line Items]
Federal Home Loan Bank amount of advances by branch for funding agreements	11,655	12,555
Collateral pledged relating to obligations under funding agreements	13,002	14,204
Federal Home Loan Bank of Boston [Member]
Federal Home Loan Bank, Advances, Branch of FHLB Bank [Line Items]
Federal Home Loan Bank amount of advances by branch for funding agreements	450	100
Collateral pledged relating to obligations under funding agreements	518	211
Federal Home Loan Bank of Des Moines [Member]
Federal Home Loan Bank, Advances, Branch of FHLB Bank [Line Items]
Federal Home Loan Bank amount of advances by branch for funding agreements	695	0
Collateral pledged relating to obligations under funding agreements	$ 953	$ 0

Insurance (Details Textuals) (USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2011
Value of distribution agreements and customer relationships acquired [Abstract]
Estimated future amortization expense allocated to other expenses for VODA and VOCRA in 2012	$ (627)
Estimated future amortization expense allocated to other expenses for VODA and VOCRA in 2013	(563)
Estimated future amortization expense allocated to other expenses for VODA and VOCRA in 2014	(477)
Estimated future amortization expense allocated to other expenses for VODA and VOCRA in 2015	(388)
Estimated future amortization expense allocated to other expenses for VODA and VOCRA in 2016	(298)
Value Of Distribution Agreements And Customer Relationships Acquired [Member]
Value of distribution agreements and customer relationships acquired [Abstract]
Estimated future amortization expense allocated to other expenses for VODA and VOCRA in 2012	82
Estimated future amortization expense allocated to other expenses for VODA and VOCRA in 2013	89
Estimated future amortization expense allocated to other expenses for VODA and VOCRA in 2014	94
Estimated future amortization expense allocated to other expenses for VODA and VOCRA in 2015	92
Estimated future amortization expense allocated to other expenses for VODA and VOCRA in 2016	$ 84

Insurance (Details Textuals 1) (USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2011
Negative Value of Business Acquired
Weighted average amortization period for negative VOBA	6 years
Estimated future amortization for the negative value of business acquired acquired for 2012	$ 627
Estimated future amortization for the negative value of business acquired acquired for 2013	563
Estimated future amortization for the negative value of business acquired acquired for 2014	477
Estimated future amortization for the negative value of business acquired acquired for 2015	388
Estimated future amortization for the negative value of business acquired acquired for 2016	$ 298

Insurance (Details Textuals 2) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Insurance [Abstract]
Pass-through separate accounts	$ 158,800,000,000	$ 149,000,000,000
Separate accounts with a guaranteed minimum return or account value	44,200,000,000	34,100,000,000
Gain (losses) on transfers of assets from the general account to the separate accounts	$ 0	$ 0	$ 0
Funding Agreements and Participating Close Out Contracts [Member]
Schedule Separate Accounts [Line Items]
Average interest rate credited on separate accounts with a guaranteed minimum return or account value	3.12%	3.32%

Insurance (Details Textuals 3) (USD $) In Billions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Insurance [Abstract]
Issued funding agreements to certain SPEs	$ 39.9	$ 34.1	$ 28.6
Repaid funding agreements to certain SPEs	41.6	30.9	32
Outstanding funding agreements to certain SPEs	$ 25.5	$ 27.2

Insurance (Details Textuals 4) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Insurance [Abstract]
Incurred related to prior year	$ 199	$ 75	$ 152

Reinsurance (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Premiums:
Direct premiums	$ 37,185	$ 27,596	$ 27,165
Reinsurance assumed	1,484	1,377	1,313
Reinsurance ceded	(2,308)	(1,902)	(2,321)
Net premiums	36,361	27,071	26,157
Universal life and investment-type product policy fees:
Direct universal life and investment-type product policy fees	8,455	6,621	5,784
Reinsurance assumed	154	138	106
Reinsurance ceded	(803)	(731)	(693)
Net universal life and investment-type product policy fees	7,806	6,028	5,197
Other revenues:
Direct other revenues	2,468	2,256	2,264
Reinsurance assumed	2	0	1
Reinsurance ceded	62	72	64
Net other revenues	2,532	2,328	2,329
Policyholder benefits and claims:
Direct policyholder benefits and claims	37,588	31,402	30,031
Reinsurance assumed	1,101	1,275	1,024
Reinsurance ceded	(3,218)	(3,490)	(3,050)
Net policyholder benefits and claims	35,471	29,187	28,005
Interest credited to policyholder account balances:
Direct interest credited to policyholder account balances	5,600	4,917	4,842
Reinsurance assumed	3	2	3
Reinsurance ceded	0	0	0
Net interest credited to policyholder account balances	5,603	4,919	4,845
Policyholder dividends:
Direct policyholder dividends	1,446	1,485	1,649
Reinsurance assumed	17	17	13
Reinsurance ceded	(17)	(17)	(13)
Net policyholder dividends	1,446	1,485	1,649
Other expenses:
Direct other expenses	18,672	13,035	10,774
Reinsurance assumed	168	116	133
Reinsurance ceded	(303)	(224)	(146)
Net other expenses	$ 18,537	$ 12,927	$ 10,761

Reinsurance (Details 1) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Assets:
Premiums and Other Receivables, Net	$ 22,481	$ 19,799
Deferred policy acquisition costs and value of business acquired	24,619	24,465	16,415	17,129
Total assets	47,100	44,264
Liabilities:
Future policy benefits	184,275	170,922
Policyholder account balances	217,700	210,757	138,515
Other policy-related balances	15,599	15,750
Other Liabilities	30,914	20,366
Total liabilities	448,488	417,795
Assumed Reinsurance [Member]
Assets:
Premiums and Other Receivables, Net	641	722
Deferred policy acquisition costs and value of business acquired	340	176
Total assets	981	898
Liabilities:
Future policy benefits	1,972	2,074
Policyholder account balances	3,494	2,237
Other policy-related balances	339	265
Other Liabilities	630	608
Total liabilities	6,435	5,184
Ceded Reinsurance [Member]
Assets:
Premiums and Other Receivables, Net	16,239	13,560
Deferred policy acquisition costs and value of business acquired	(133)	(167)
Total assets	16,106	13,393
Liabilities:
Future policy benefits	(1)	(65)
Policyholder account balances	0	0
Other policy-related balances	380	504
Other Liabilities	5,039	2,701
Total liabilities	5,418	3,140
Direct Reinsurance [Member]
Assets:
Premiums and Other Receivables, Net	5,601	5,517
Deferred policy acquisition costs and value of business acquired	24,412	24,456
Total assets	30,013	29,973
Liabilities:
Future policy benefits	182,304	168,913
Policyholder account balances	214,206	208,520
Other policy-related balances	14,880	14,981
Other Liabilities	25,245	17,057
Total liabilities	$ 436,635	$ 409,471

Reinsurance (Details Textuals) (USD $)	Dec. 31, 2011	Dec. 31, 2010
Reinsurance [Abstract]
Mortality risk for certain other products	90.00%
Mortality risk in excess of retention limit	90.00%
Retention amount on mortality risk in excess	$ 1,000,000
Case by case retention limit	20,000,000
Case by case excess retention limit	100.00%
Business quota share, certain long term care and worker's compensation business	100.00%
Unsecured unaffiliated reinsurance recoverables	5,600,000,000	5,500,000,000
Net unaffiliated reinsurance recoverables	13,500,000,000	13,100,000,000
Five largest unaffiliated reinsurers reinsurance recoverables	10,300,000,000	10,000,000,000
Percentage of five largest unaffiliated reinsurance recoverables	76.00%	76.00%
Unsecured ceded unaffiliated reinsurance recoverables	3,200,000,000	3,600,000,000
Deposit assets in premiums, reinsurance, and other receivables or secondary guarantee risk for reinsurance	2,400,000,000	2,500,000,000
Deposit liabilities in other liabilities for reinsurance	66,000,000	47,000,000
Risk in excess of retention limit on yearly renewable term basis	$ 5,000,000
Closed block percentage reinsured with an unaffiliated third party reinsurer	49.25%

Closed Block (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Closed Block Liabilities
Future policy benefits	$ 43,169	$ 43,456
Other policy-related balances	358	316
Policyholder dividends payable	514	579
Policyholder dividend obligation	2,919	876
Current income tax payable	0	178
Other liabilities	613	627
Total closed block liabilities	47,573	46,032
Assets Designated to the Closed Block
Fixed maturity securities available-for-sale, at estimated fair value	30,407	28,768
Equity securities available-for-sale, at estimated fair value	35	102
Mortgage loans	6,206	6,253
Policy loans	4,657	4,629
Real estate and real estate joint ventures held-for-investment	364	328
Short-term investments	0	1
Other invested assets	857	729
Total investments	42,526	40,810
Cash and cash equivalents	249	236
Accrued investment income	509	518
Premiums, reinsurance and other receivables	109	95
Current income tax recoverable	53	0
Deferred income tax assets	362	474
Total assets designated to the closed block	43,808	42,133
Excess of closed block liabilities over assets designated to the closed block	3,765	3,899
Amounts included in accumulated other comprehensive income (loss):
Unrealized investment gains (losses), net of income tax	2,394	1,101
Unrealized gains (losses) on derivative instruments, net of income tax	11	10
Allocated to policyholder dividend obligation, net of income tax	(1,897)	(569)
Total amounts included in accumulated other comprehensive income (loss)	508	542
Maximum future earnings to be recognized from closed block assets and liabilities	$ 4,273	$ 4,441	$ 4,587	$ 4,518

Closed Block (Details 1) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Closed block policyholder dividend obligation
Balance at January 1,	$ 876	$ 0	$ 0
Change in unrealized investment and derivative gains (losses)	2,043	876	0
Balance at December 31,	$ 2,919	$ 876	$ 0

Closed Block (Details 2) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Revenues
Premiums	$ 2,306	$ 2,461	$ 2,708
Net investment income	2,233	2,294	2,197
Net investment gains (losses):
Other-than-temporary impairments on fixed maturity securities	(14)	(32)	(107)
Other than temporary impairments on fixed maturity securities transferred to other comprehensive income (loss)	3	0	40
Other net investment gains (losses)	43	71	327
Total net investment gains (losses)	32	39	260
Net derivative gains (losses)	8	(27)	(128)
Total revenues	4,579	4,767	5,037
Expenses
Policyholder benefits and claims	2,991	3,115	3,329
Policyholder dividends	1,137	1,235	1,394
Other expenses	193	199	203
Total expenses	4,321	4,549	4,926
Revenues, net of expenses before provision for income tax expense (benefit)	258	218	111
Provision for income tax expense (benefit)	90	72	36
Revenues, net of expenses and provision for income tax expense (benefit)	$ 168	$ 146	$ 75

Closed Block (Details 3) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Change in the maximum future earnings of the closed block
Balance at December 31,	$ 4,273	$ 4,441	$ 4,587
Closed block adjustment	0	0	144
Balance at January 1,	4,441	4,587	4,518
Change during year	$ (168)	$ (146)	$ (75)

Long-term and Short-term Debt (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Debt Instrument [Line Items]
Long-term Debt	$ 23,692	$ 27,586
Capital lease obligations	37	32
Long-term debt	20,624	20,766
Short-term debt	686	306
Total	21,310	21,072
Senior Notes [Member]
Debt Instrument [Line Items]
Interest Rate Range Minimum	0.57%
Interest Rate Range Maximum	7.72%
Weighted Average Interest Rate	4.84%
Debt Instrument, Maturity Date Range, Start	2012
Debt Instrument, Maturity Date Range, End	2045
Long-term Debt	15,666	16,258
Debt Advances Agreements [Member]
Debt Instrument [Line Items]
Interest Rate Range Minimum	0.23%
Interest Rate Range Maximum	4.86%
Weighted Average Interest Rate	2.28%
Debt Instrument, Maturity Date Range, Start	2012
Debt Instrument, Maturity Date Range, End	2021
Long-term Debt	4,179	3,600
Surplus Notes [Member]
Debt Instrument [Line Items]
Interest Rate Range Minimum	7.63%
Interest Rate Range Maximum	7.88%
Weighted Average Interest Rate	7.85%
Debt Instrument, Maturity Date Range, Start	2015
Debt Instrument, Maturity Date Range, End	2025
Long-term Debt	700	699
Fixed Rate Notes [Member]
Debt Instrument [Line Items]
Interest Rate Range Minimum	7.50%
Interest Rate Range Maximum	15.00%
Weighted Average Interest Rate	10.02%
Debt Instrument, Maturity Date Range, Start	2012
Debt Instrument, Maturity Date Range, End	2012
Long-term Debt	0	82
Other Notes with Varying Interest Rates [Member]
Debt Instrument [Line Items]
Interest Rate Range Minimum	2.77%
Interest Rate Range Maximum	8.00%
Weighted Average Interest Rate	5.23%
Debt Instrument, Maturity Date Range, Start	2016
Debt Instrument, Maturity Date Range, End	2030
Long-term Debt	$ 42	$ 95

Long-term and Short-term Debt (Details 1) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Long-term and Short-term Debt [Abstract]
Commercial Paper	$ 101	$ 102
Short-term Debt, average daily balance	447	687
Short-term Debt Average Days Outstanding	19 days	21 days
Short-term Debt [Line Items]
Short-term debt	686	306
Notes Payable, Other Payables [Member]
Short-term Debt [Line Items]
Short-term debt	0	14
Federal Home Loan Bank of New York [Member]
Short-term Debt [Line Items]
Federal Home Loan Bank, Advances, Short-term	$ 585	$ 190

Long-term and Short-term Debt (Details 2) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2011 General Credit Facility [Member]	Dec. 31, 2011 General Credit Facility One [Member]	Dec. 31, 2011 General Credit Facility Two [Member]
Debt Instrument [Line Items]
Borrowers				MetLife, Inc. and MetLife Funding, Inc.	MetLife, Inc. and MetLife Funding, Inc.
Expiration				October 2013	August 2016
Line of Credit Facility, Maximum Borrowing Capacity			$ 4,000	$ 1,000	$ 3,000
Letter of Credit Issuances			3,084	104	2,980
Collateral financing arrangements	4,647	5,297	0	0	0
Unused Commitments			$ 916	$ 896	$ 20

Long-term and Short-term Debt (Details 3) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2011 Committed Credit Facility Total [Member]	Dec. 31, 2011 Committed Credit Facility One [Member]	Dec. 31, 2011 Committed Credit Facility Two [Member]	Dec. 31, 2011 Committed Credit Facility Three [Member]	Dec. 31, 2011 Committed Credit Facility Four [Member]	Dec. 31, 2011 Committed Credit Facility Five [Member]	Dec. 31, 2011 Committed Credit Facility Six [Member]	Dec. 31, 2011 Committed Credit Facility Seven [Member]
Debt Instrument [Line Items]
Borrowers				MetLife, Inc.	Exeter Reassurance Company Ltd., MetLife, Inc., & Missouri Reinsurance (Barbados), Inc.	MetLife Reinsurance Company of Vermont & MetLife, Inc.	Exeter Reassurance Company Ltd.	MetLife Reinsurance Company of South Carolina & MetLife, Inc.	MetLife Reinsurance Company of Vermont & MetLife, Inc.	MetLife Reinsurance Company of Vermont & MetLife, Inc.
Expiration				August 2012	June 2016	December 2020	Decebmer 2027	June 2037	December 2037	September 2038
Line of Credit Facility, Maximum Borrowing Capacity			$ 12,446	$ 300	$ 500	$ 350	$ 650	$ 3,500	$ 2,896	$ 4,250
Letter of Credit Issuances			5,462	300	490	350	205	0	1,715	2,402
Collateral financing arrangements	4,647	5,297	2,797	0	0	0	0	2,797	0	0
Unused Commitments			$ 4,187	$ 0	$ 10	$ 0	$ 445	$ 703	$ 1,181	$ 1,848
Maturity (Years)				0 years	4 years	9 years	16 years	25 years	26 years	26 years

Long-term and Short-term Debt (Details Textuals) (USD $)	12 Months Ended																			12 Months Ended										12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2011 Federal Reserve Bank Advances [Member]	Dec. 31, 2010 Federal Reserve Bank Advances [Member]	Dec. 31, 2009 Federal Reserve Bank Advances [Member]	Dec. 31, 2011 General Credit Facility One [Member]	Dec. 31, 2010 General Credit Facility One [Member]	Dec. 31, 2011 General Credit Facility Two [Member]	Dec. 31, 2010 General Credit Facility Two [Member]	Dec. 31, 2010 General Credit Facility Three [Member]	Dec. 31, 2011 General Credit Facility [Member]	Dec. 31, 2010 General Credit Facility [Member]	Dec. 31, 2009 General Credit Facility [Member]	Dec. 31, 2011 Committed Credit Facility [Member]	Dec. 31, 2010 Committed Credit Facility [Member]	Dec. 31, 2009 Committed Credit Facility [Member]	Dec. 31, 2011 Consolidated Securitization Entities [Member]	Dec. 31, 2010 Consolidated Securitization Entities [Member]	Dec. 31, 2010 Alico Debt Transaction One [Member]	Dec. 31, 2010 Alico Debt Transaction Two [Member]	Dec. 31, 2010 Alico Debt Transaction Three [Member]	Dec. 31, 2010 Alico Debt Transaction Four [Member]	Dec. 31, 2009 Senior Debt $1,250M Maturing June 2016 [Member]	Dec. 31, 2009 Senior Debt $397M FDIC Maturing June 2012 [Member]	Dec. 31, 2009 Senior Debt Series B $1,035 M [Member]	Dec. 31, 2008 MetLife Inc Series B Junior Subordinated Debt [Member]	Dec. 31, 2010 American Life Insurance Company ("American Life") and Delaware American Life Insurance ("DelAm") [Member]	Dec. 31, 2010 American Life Insurance Company ("American Life") and Delaware American Life Insurance ("DelAm") [Member] Senior Debt Series C,D and E $3,000M [Member]	Dec. 31, 2010 American Life Insurance Company ("American Life") and Delaware American Life Insurance ("DelAm") [Member] Senior Debt Series C [Member]	Dec. 31, 2010 American Life Insurance Company ("American Life") and Delaware American Life Insurance ("DelAm") [Member] Senior Debt Series D [Member]	Dec. 31, 2010 American Life Insurance Company ("American Life") and Delaware American Life Insurance ("DelAm") [Member] Senior Debt Series E [Member]	Dec. 31, 2010 American Life Insurance Company ("American Life") and Delaware American Life Insurance ("DelAm") [Member] Senior Debt Series C Tranch 1 [Member]	Dec. 31, 2010 American Life Insurance Company ("American Life") and Delaware American Life Insurance ("DelAm") [Member] Senior Debt Series C Tranch 2 [Member]	Dec. 31, 2010 American Life Insurance Company ("American Life") and Delaware American Life Insurance ("DelAm") [Member] Senior Debt Series E Tranch 1 [Member]	Dec. 31, 2010 American Life Insurance Company ("American Life") and Delaware American Life Insurance ("DelAm") [Member] Senior Debt Series E Tranch 2 [Member]
Long-term and Short-term Debt [Abstract]
Long Term Debt Aggregate Maturities, Year One	$ 1,500,000,000
Long Term Debt Aggregate Maturities, Year Two	1,500,000,000
Long Term Debt Aggregate Maturities, Year Three	1,700,000,000
Long Term Debt Aggregate Maturities, Year Four	2,300,000,000
Long Term Debt Aggregate Maturities, Year Five	2,400,000,000
Long-term Debt, Maturities, Repayments of Principal after Year Five	11,200,000,000
Short-term Debt, Weighted Average Interest Rate	0.33%	0.35%	0.42%
Total interest expense	975,000,000	815,000,000	713,000,000
Debt Instrument [Line Items]
Effective date of acquisition		November 1, 2010																										November 1, 2010
Debt Instrument, Face Amount																				1,000,000,000	1,000,000,000	750,000,000	250,000,000	1,250,000,000	397,000,000	1,035,000,000			3,000,000,000
Debt Instrument, Fair Value																													3,000,000,000
Long-term debt, at estimated fair value, relating to variable interest entities	23,692,000,000	27,586,000,000																3,068,000,000	6,820,000,000
Debt Instrument, Interest Rate, Stated Percentage																				2.38%	4.75%	5.88%		6.75%		7.72%	4.91%			1.56%	1.92%	2.46%
Debt Instrument, Average Interest Rate																													1.98%
Debt Instrument, Maturity Date																				Feb 6, 2014	Feb 8, 2021	Feb 6, 2041	Aug 6, 2013	Jun 1, 2016	Jun 29, 2012					Jun 15, 2023	Jun 15, 2024	Jun 15, 2045	Jun 15, 2018	Jun 15, 2023	Jun 15, 2018	Jun 15, 2045
Debt Issuance Costs Incurred and Capitalized																								6,000,000	15,000,000			15,000,000
Debt Instrument, Issuance Date																				August 1, 2010	August 1, 2010	August 1, 2010	August 1, 2010	May 2009	March 2009	February 2009	2005
Debt Instrument Maturity																										2019
Debt Instrument, Description of Variable Rate Basis																							three-month LIBOR, reset quarterly		three-month LIBOR, reset quarterly
Debt Instrument, Basis Spread on Variable Rate																							1.25%		0.32%
Line of Credit Facility [Line Items]
Line of Credit Facility, Maximum Borrowing Capacity							1,000,000,000	3,000,000,000	3,000,000,000	1,000,000,000	5,000,000,000	4,000,000,000			12,400,000,000
Collateral financing arrangements	4,647,000,000	5,297,000,000
Credit Facility Term								3 years	5 years	364 days
Line of Credit Facility, Expiration Date							October 2013
Fees associated with credit facilities							4,000,000		9,000,000		28,000,000	35,000,000	17,000,000	43,000,000	93,000,000	92,000,000	55,000,000
Short-term Debt [Line Items]
Invested assets pledged as collateral	558,000,000	465,000,000		1,600,000,000	1,800,000,000
Proceeds from Bank Debt				0	0
Debt, Weighted Average Interest Rate						0.26%
Federal Reserve Bank, Advances, Average Balance of Agreements Outstanding	447,000,000	687,000,000				1,500,000,000
Short-term Debt Average Days Outstanding	19 days	21 days				24 days
Short-term debt	686,000,000	306,000,000		0	0
Line of Credit Facility [Abstract]
Federal Home Loan Bank Stock	234,000,000	187,000,000
Federal Home Loan Bank, Liability for Debt Advances	4,800,000,000	3,800,000,000
Proceeds from Federal Home Loan Bank Advances	1,300,000,000	2,100,000,000	1,300,000,000
Federal Home Loan Bank Repayments, Long Term Debt	750,000,000	349,000,000	497,000,000
Federal Home Loan Bank, Fair Value of collateral pledged for debt advances	$ 8,700,000,000	$ 7,800,000,000

Collateral Financing Arrangements (Details) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2007
Collateral Financing Arrangements (Textuals) [Abstract]
Drawings upon the Collateral Financing Arrangement	$ 4,647,000,000	$ 5,297,000,000
Invested assets pledged as collateral	558,000,000	465,000,000
Partial Repurchase	502,000,000	0	0
Parent Company [Member]
Collateral Financing Arrangements (Textuals) [Abstract]
Drawings upon the Collateral Financing Arrangement	2,797,000,000	2,797,000,000
Interest expense	1,007,000,000	882,000,000	776,000,000
Secured Debt MRC [Member]
Collateral Financing Arrangements (Textuals) [Abstract]
Debt Instrument, Issuance Date				December, 2007
Debt Instrument, Term in Years				35 years
Secured Debt MRC [Member] | Secured Debt [Member]
Collateral Financing Arrangements (Textuals) [Abstract]
Debt Instrument, Face Amount				2,500,000,000
Debt Instrument, Interest Rate Terms				3-month LIBOR plus 0.55%
Debt Instrument, Basis Spread on Variable Rate				0.55%
Debt Instrument, Principal Outstanding	1,900,000,000	2,500,000,000
Cash Collateral Returned, Net	100,000,000	0	375,000,000
Cash Collateral Paid, Cumulative Net	241,000,000	425,000,000
Invested assets pledged as collateral	125,000,000	49,000,000
Estimated fair value of assets held in trust	2,000,000,000	2,000,000,000
Interest expense	35,000,000	36,000,000	51,000,000
Partial Repurchase	650,000,000
Secured Debt MRC [Member] | Secured Debt [Member] | Parent Company [Member]
Collateral Financing Arrangements (Textuals) [Abstract]
Debt Instrument, Interest Rate Terms				3-month LIBOR plus 1.12%
Debt Instrument, Basis Spread on Variable Rate				1.12%
Secured Debt MRSC [Member]
Collateral Financing Arrangements (Textuals) [Abstract]
Debt Instrument, Issuance Date				May, 2007
Debt Instrument, Term in Years				30 years
Secured Debt MRSC [Member] | Secured Debt [Member]
Collateral Financing Arrangements (Textuals) [Abstract]
Statutory Reserve Support				3,500,000,000
Drawings upon the Collateral Financing Arrangement	2,800,000,000	2,800,000,000
Cash Collateral Paid	0	0	360,000,000
Cash Collateral Paid, Cumulative Net	680,000,000
Invested assets pledged as collateral	92,000,000	63,000,000
Estimated fair value of assets held in trust	3,300,000,000	3,300,000,000
Interest expense	$ 29,000,000	$ 30,000,000	$ 44,000,000
Secured Debt MRSC [Member] | Secured Debt [Member] | Parent Company [Member]
Collateral Financing Arrangements (Textuals) [Abstract]
Debt Instrument, Interest Rate Terms				3-month LIBOR plus 0.70
Debt Instrument, Basis Spread on Variable Rate				0.70%

Junior Subordinated Debt Securities (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Debt Instrument [Line Items]
Junior Subordinated Notes	$ 3,192	$ 3,191
MetLife Inc $500M Maturing 2069 [Member]
Debt Instrument [Line Items]
Debt Instrument, Issuance Date	July 2009
Debt Instrument, Face Amount	500
Debt Instrument, Interest Rate Terms	10.75%
Debt Conversion, Converted Instrument, Expiration or Due Date, Month and Year	2039-08
Debt Instrument, Description of Variable Rate Basis	LIBOR + 7.548%
Debt Instrument, Basis Spread on Variable Rate	7.55%
Debt Instrument Maturity	August 2069
Debt Instrument, Principal Outstanding	500	500
MetLife Capital Trust X $750M Maturing 2068 [Member]
Debt Instrument [Line Items]
Debt Instrument, Issuance Date	April 2008
Debt Instrument, Face Amount	750
Debt Instrument, Interest Rate Terms	9.25%
Debt Conversion, Converted Instrument, Expiration or Due Date, Month and Year	2038-04
Debt Instrument, Description of Variable Rate Basis	LIBOR + 5.540%
Debt Instrument, Basis Spread on Variable Rate	5.54%
Debt Instrument Maturity	April 2068
Debt Instrument, Principal Outstanding	750	750
MetLife Capital Trust IV $700M Maturing 2067 [Member]
Debt Instrument [Line Items]
Debt Instrument, Issuance Date	December 2007
Debt Instrument, Face Amount	700
Debt Instrument, Interest Rate Terms	7.88%
Debt Conversion, Converted Instrument, Expiration or Due Date, Month and Year	2037-12
Debt Instrument, Description of Variable Rate Basis	LIBOR + 3.960%
Debt Instrument, Basis Spread on Variable Rate	3.96%
Debt Instrument Maturity	December 2067
Debt Instrument, Principal Outstanding	694	694
MetLife Inc $1,250M Maturing 2066 [Member]
Debt Instrument [Line Items]
Debt Instrument, Issuance Date	December 2006
Debt Instrument, Face Amount	1,250
Debt Instrument, Interest Rate Terms	6.40%
Debt Conversion, Converted Instrument, Expiration or Due Date, Month and Year	2036-12
Debt Instrument, Description of Variable Rate Basis	LIBOR + 2.205%
Debt Instrument, Basis Spread on Variable Rate	2.21%
Debt Instrument Maturity	December 2066
Debt Instrument, Principal Outstanding	$ 1,248	$ 1,247

Junior Subordinated Debt Securities (Details Textuals) (USD $) In Millions, unless otherwise specified	3 Months Ended	12 Months Ended
	Mar. 31, 2011	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2011 Senior Note MLINC $1B maturing in June 2035 [Member]	Dec. 31, 2011 MetLife Inc Series B Junior Subordinated Debt [Member]	Dec. 31, 2009 MetLife Inc Series B Junior Subordinated Debt [Member]	Dec. 31, 2005 MetLife Inc Series B Junior Subordinated Debt [Member]	Dec. 31, 2011 Senior Debt Series B $1,035M [Member]	Dec. 31, 2009 Senior Debt Series B $1,035M [Member]	Dec. 31, 2009 Junior Subordinated Debt [Member]	Dec. 31, 2009 Junior Subordinated Debt Underlying Common Equity Units [Member]
Debt Instrument [Line Items]
Debt Instrument, Interest Rate Terms					5.70%	4.91%			7.72%
Debt Instrument Maturity					June 2035	February 2040			February 2019
Debt Issuance Costs Incurred and Capitalized		$ 1	$ 14	$ 30							$ 5
Interest Expense, Junior Subordinated Debentures		258	258	231								6
Debt Instrument, Issuance Date								June 2005		February 2009
Debt Instrument, Face Amount								1,067		1,035
Trust Dissolved Date							February 2009
Early repayment of junior subordinated debt securities							32
Redemption of Common Securities Held in Trust							32
Distribution of Trust Preferred Securities							1,035
Proceeds from the remarketing							0
Trust Preferred Securities								1,035
Trust Common Securities	$ 2,966							$ 32

Common Equity Units (Details) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Nov. 01, 2010
Common Equity Units [Abstract]
Effective date of acquisition		November 1, 2010
Equity Units, Shares Transferred		40,000,000
Equity Units Stated Interest Percentage		5.00%
Equity Units, Aggregate Purchase Price per Unit		$ 75
Common Stock, Par, Common Equity Units	$ 0.01	$ 0.01
Equity Units, Purchase Price Per Contract Settlement		$ 25
Equity Units, Beneficial Interest Stated Percentage		2.50%
Weighted Average Share Price, Trading Day Periods		20 days
Equity Units, Stock Reference Price		$ 35.42
Equity Units, Stock Threshold Appreciation Price		$ 44.275
Proceeds from Purchase Contracts Settlement		3,000,000,000
Stock Purchase Contracts, Minimum Shares of Common Stock issued from Settlement		67,800,000
Stock Purchase Contracts, Maximum Shares of Common Stock issued from Settlement		84,700,000
Stock Purchase Contracts, Value at Issuance		247,000,000
Stock Purchase Contracts, Payments Made	102,000,000	0
Debt Instrument, Interest Rate, Average Stated		1.98%
Stock Purchase Contracts, Average Stated Interest Rate		3.02%
Issuance of stock purchase contracts related to common equity units		(69,000,000)
Class of Stock [Line Items]
Value of securities issued for business acquisition		3,000,000,000	9,200,000,000
Estimated Fair Value [Member]
Class of Stock [Line Items]
Value of securities issued for business acquisition		3,189,000,000
Series C Purchase Contract [Member]
Class of Stock [Line Items]
Purchase Contract Settlement Date		Oct 10, 2012
Series D Purchase Contract [Member]
Class of Stock [Line Items]
Purchase Contract Settlement Date		Sep 11, 2013
Series E Purchase Contract [Member]
Class of Stock [Line Items]
Purchase Contract Settlement Date		Oct 8, 2014
Alico Transaction [Member]
Common Equity Units [Abstract]
Equity Units, Shares Transferred		40,000,000
Equity Units Stated Interest Percentage		5.00%
Debt Instrument, Interest Rate, Average Stated		1.98%
Stock Purchase Contracts, Average Stated Interest Rate		3.02%
Class of Stock [Line Items]
Debt Security, Principle Amount		$ 1,000,000,000

Income Tax (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Current:
Federal	$ (200)	$ 121	$ (239)
State and local	(1)	21	12
Foreign	614	203	227
Subtotal	413	345	0
Deferred:
Federal	2,241	643	(2,205)
State and local	(3)	(7)	26
Foreign	142	129	73
Subtotal	2,380	765	(2,106)
Current and Deferred:
Provision for income tax expense (benefit)	$ 2,793	$ 1,110	$ (2,106)

Income Tax (Details 1) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Income tax expense benefit continuing operations income tax reconciliation
Tax provision at U.S. statutory rate	$ 3,215	$ 1,306	$ (1,615)
Tax effect of:
State and local income tax	(4)	9	17
Prior year tax	(4)	59	(26)
Tax credits	(138)	(82)	(87)
Foreign tax rate differential	(41)	37	(130)
Change in valuation allowance	16	7	20
Other, net	(5)	16	3
Provision for income tax expense (benefit)	2,793	1,110	(2,106)
Net Investment Income [Member]
Income Tax [Line Items]
Tax-exempt investment income	$ (246)	$ (242)	$ (288)

Income Tax (Details 2) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Deferred income tax assets:
Policyholder liabilities and receivables	$ 5,939	$ 8,450
Net operating loss carryforwards	1,595	1,971
Employee benefits	916	664
Capital loss carryforwards	449	408
Tax credit carryforwards	1,692	1,007
Litigation-related and government mandated	207	227
Other	483	336
Total gross deferred income tax assets	11,281	13,063
Less: Valuation allowance	1,083	932
Total net deferred income tax assets	10,198	12,131
Deferred income tax liabilities:
Investments, including derivatives	3,371	2,261
Intangibles	5,309	5,814
Net unrealized investment gains	4,453	1,560
DAC	3,268	3,338
Other	192	125
Total deferred income tax liabilities	16,593	13,098
Deferred tax assets and liabilities [Abstract]
Net deferred income tax asset	$ (6,395)	$ (967)

Income Tax (Details 3) (USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2011
Domestic Country [Member]
Operating Loss Carryforwards [Line Items]
Net operating loss carryforwards	$ 1,958
Expiration period for net operating loss carryforwards	2018
Capital loss carryforwards	1,248
Expiration period for domestic and foreign capital loss carryforwards	2013
Foreign Country [Member]
Operating Loss Carryforwards [Line Items]
Net operating loss carryforwards	3,056
Expiration period for net operating loss carryforwards	2015
Capital loss carryforwards	37
Expiration period for domestic and foreign capital loss carryforwards	2014
State Country [Member]
Operating Loss Carryforwards [Line Items]
Net operating loss carryforwards	251
Expiration period for net operating loss carryforwards	2012
Capital loss carryforwards	$ 0

Income Tax (Details 4) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Reconciliation of Unrecognized Tax Benefits
Balance at beginning of period	$ 810	$ 773	$ 766
Additions for tax positions of prior years	30	186	43
Reductions for tax positions for prior years	(161)	(84)	(33)
Additions for tax positions of current year	13	13	52
Reductions for tax positions for current year	(8)	(8)	(9)
Settlements with tax authorities	(5)	(59)	(46)
Lapses of statutes of limitations	0	(11)	0
Balance at end of the period	679	810	773
Unrecognized tax benefits that, if recognized would impact the effective rate	$ 527	$ 536	$ 583

Income Tax (Details 5) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Income Tax [Abstract]
Interest and penalties recognized in the consolidated statements of operations	$ 31	$ 6	$ 21
Interest and penalties included in other liabilities in the consolidated balance sheets	$ 235	$ 221

Income Tax (Details Textuals) (USD $)	12 Months Ended				12 Months Ended							12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2010 American Life Insurance Company ("American Life") and Delaware American Life Insurance ("DelAm") [Member]	Dec. 31, 2011 Certain Foreign Capital Loss Carryforwards [Member]	Dec. 31, 2011 Certain State and Foreign Net Operating Loss Carryforwards [Member]	Dec. 31, 2011 Certain Foreign Unrealized Losses [Member]	Dec. 31, 2011 Certain Foreign Other Assets [Member]	Dec. 31, 2011 Investments in Foreign Subsidiaries and Foreign Corporate Joint Ventures that are Essentially Permanent in Duration [Member]	Nov. 01, 2010 Investments in Foreign Subsidiaries and Foreign Corporate Joint Ventures that are Essentially Permanent in Duration [Member]	Dec. 31, 2011 Current Income Tax Charges [Member]	Dec. 31, 2011 Deferred Income Tax Charges [Member]
Deferred Tax Liability Not Recognized [Line Items]
Valuation allowance recorded against U.S. deferred tax assets related to American Life's foreign branches	$ 1,083,000,000	$ 932,000,000								$ 720,000,000	$ 671,000,000
Valuation allowance recorded against U.S. deferred tax assets related to American Life's foreign branches, change during year	(151,000,000)					(5,000,000)	20,000,000	1,000,000	86,000,000	49,000,000
Measurement period adjustment												(12,000,000)	2,000,000
Business Acquisition [Line Items]
Additions for tax positions of prior years	30,000,000	186,000,000	43,000,000		169,000,000
Accrued interest	235,000,000	221,000,000			20,000,000
Tax credit carryforwards	1,692,000,000	1,007,000,000
Amounts excluded from the provision for deferred taxes on cumulative earnings of certain non-U.S. affiliates and associated companies	1,700,000,000
Amount of unrecognized tax benefits	679,000,000	810,000,000	773,000,000	766,000,000
Change in unrecognized tax benefit	0	37,000,000	(74,000,000)
Federal statutory tax rate	35.00%
Income tax benefit related to the separate account dividends received deduction	159,000,000	87,000,000
True-up of the prior year tax return included in current year benefit related to the separate account dividends received deduction	$ (8,000,000)	$ 57,000,000

Contingencies, Commitments and Guarantees (Details) (Asbestos Related Claims [Member], USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011 Claims	Dec. 31, 2010 Claims	Dec. 31, 2009 Claims	Dec. 31, 2008 Claims	Dec. 31, 2007 Claims	Dec. 31, 2006 Claims	Dec. 31, 2005 Claims	Dec. 31, 2004 Claims	Dec. 31, 2003 Claims	Dec. 31, 2002
Asbestos Related Claims [Member]
Loss Contingencies [Line Items]
Asbestos personal injury claims at year end	66,747	68,513	68,804	74,027	79,717	87,070	100,250	108,000	111,700
Number of new claims during the year	4,972	5,670	3,910	5,063	7,161	7,870	18,500	23,900	58,750
Settlement payments during the year	$ 34.2	$ 34.9	$ 37.6	$ 99	$ 28.2	$ 35.5	$ 74.3	$ 85.5	$ 84.2
Asbestos-related claims liability, beginning balance									1,200	820
Increase (decrease) in claims liability										402
Asbestos-related claims liability, ending balance										$ 1,200

Contingencies, Commitments and Guarantees (Details 1) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2011
Loss Contingencies [Line Items]
Receivable for reimbursement of paid assessments	$ 19,799		$ 22,481
Other Assets:
Premium tax offset for future undiscounted assessments	97	55
Premium tax offsets currently available for paid assessments	14	8
Other Liabilities:
Insolvency assessments	193	94
Insurance-related Assessments [Member]
Loss Contingencies [Line Items]
Receivable for reimbursement of paid assessments			6
Total assets held for insolvency assessments	$ 117	$ 69	$ 117

Contingencies, Commitments and Guarantees (Details 2) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011
Loss Contingencies [Line Items]
2012	$ 425
2013	386
2014	332
2015	283
2016	223
Thereafter	921
Operating Leases, Future Minimum Payments Due [Abstract]
Gross rental payments 2012	337
Gross rental payments 2013	279
Gross rental payments 2014	202
Gross rental payments 2015	172
Gross rental payments 2016	145
Gross rental payments thereafter	917
Sublease Income [Member]
Loss Contingencies [Line Items]
2012	17
2013	20
2014	12
2015	12
2016	12
Thereafter	$ 74

Contingencies, Commitments and Guarantees (Details Textuals) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Employee Service Share-based Compensation, Allocation of Recognized Period Costs [Line Items]
Lease impairment charge incurred to date			$ 52,000,000
Contingencies, Commitments and Guarantees (Textuals) [Abstract]
Number of years over which commitments will be invested in partnerships	5 years
Commitments to fund partnership investments	4,000,000,000	3,800,000,000
Minimum indemnities and guarantees contractual limitiation	less than $1 million
Maximum indemnities and guarantees contractual limitiation	800,000,000
Cumulative maximum indemnities and guarantees contractual limitiation	1,500,000,000
Liabilities for indemnities, guarantees and commitments	5,000,000	5,000,000
Additional liabilities for indemnities, guarantees and commitments	0
The approximate minimum amount of the aggregate range of reasonably possible losses in excess of amounts accrued for matters as to which an estimate can be made	0
The approximate maximum amount of the aggregate range of reasonably possible losses in excess of amounts accrued for matters as to which an estimate can be made	145,000,000
Restructuring Charges [Member]
Employee Service Share-based Compensation, Allocation of Recognized Period Costs [Line Items]
Lease impairment charge incurred to date	28,000,000	28,000,000	28,000,000
Commitments to Extend Credit [Member]
Fair Value, Off-balance Sheet Risks, Disclosure Information [Line Items]
Fair Value Disclosure, Off-balance Sheet Risks, Amount, Liability	1,432,000,000	2,437,000,000
Interest Rate Lock Commitments [Member]
Fair Value, Off-balance Sheet Risks, Disclosure Information [Line Items]
Fair Value Disclosure, Off-balance Sheet Risks, Amount, Liability	5,600,000,000	2,500,000,000
Mortgage Loan Commitments [Member]
Fair Value, Off-balance Sheet Risks, Disclosure Information [Line Items]
Fair Value Disclosure, Off-balance Sheet Risks, Amount, Liability	4,129,000,000	3,754,000,000
Insurance-related Assessments [Member]
Loss Contingencies
Loss contingency, estimate of possible loss	40,000,000
Superfund Site Settlement Agreements [Member]
Loss Contingencies
Number of regulatory matters and other claims	2
Damages Sought	less than $1 million and an additional amount
Loss contingency, estimate of possible loss	1,000,000
Total Asset Recovery Services, LLC v. MetLife, Inc et Al [Member]
Loss Contingencies
Damages Sought	1,572,780,000
Assumed average face amount of life insurance policies in lawsuit	110,000
Unclaimed Property [Member]
Loss Contingencies
After tax charge to increase reserves in connection with identification of potential life insurance claims through database searches	117,000,000
Impact of 2009 Legislation related to the Pesification Law [Member]
Loss Contingencies
Increase (decrease) in claims liability			(108,000,000)
Additional impact of 2009 Legislation related to the Pesification Law [Member]
Loss Contingencies
Increase (decrease) in claims liability			13,000,000
Net impact of 2009 Legislation related to the Pesification Law [Member]
Loss Contingencies
Increase (decrease) in claims liability			$ (95,000,000)

Employee Benefit Plans (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
United States Pension Plans of US Entity, Defined Benefit [Member]
Change in benefit obligations:
Balance at January 1,	$ 7,043	$ 6,562
Service costs	187	172	170
Interest costs	404	393	395
Plan participants' contributions	0	0
Net actuarial (gains) losses	1,072	301
Acquisition, divestitures and curtailments	0	0
Change in benefits	17	0
Expected drug subsidy	0	0
Benefits paid	(396)	(385)
Transfers	0	0
Effect of foreign currency translation	0	0
Balance at December 31,	8,327	7,043	6,562
Change in plan assets:
Fair value of plan assets at beginning of year	6,310	5,684
Actual return on plan assets	944	708
Acquisition and divestitures	0	0
Plan participants' contributions	0	0
Employer contributions	250	303
Benefits paid	(396)	(385)
Transfers	0	0
Effect of foreign currency translation	0	0
Fair value of plan assets at end of year	7,108	6,310	5,684
Funded status at end of year	(1,219)	(733)
Amounts recognized in the consolidated balance sheets consist of:
Other assets	0	106
Other liabilities	(1,219)	(839)
Net amount recognized	(1,219)	(733)
Accumulated other comprehensive (income) loss:
Net actuarial (gains) losses	2,498	2,117
Prior service costs (credit)	30	17
Accumulated other comprehensive (income) loss, before income tax	2,528	2,134
Foreign Pension Plans, Defined Benefit [Member]
Change in benefit obligations:
Balance at January 1,	676	87
Service costs	64	8	0
Interest costs	16	6	0
Plan participants' contributions	0	0
Net actuarial (gains) losses	24	(11)
Acquisition, divestitures and curtailments	(5)	639
Change in benefits	0	1
Expected drug subsidy	0	0
Benefits paid	(30)	(35)
Transfers	(13)	0
Effect of foreign currency translation	41	(19)
Balance at December 31,	773	676	87
Change in plan assets:
Fair value of plan assets at beginning of year	178	86
Actual return on plan assets	(4)	8
Acquisition and divestitures	(4)	97
Plan participants' contributions	0	0
Employer contributions	55	22
Benefits paid	(30)	(35)
Transfers	(13)	0
Effect of foreign currency translation	3	0
Fair value of plan assets at end of year	185	178	86
Funded status at end of year	(588)	(498)
Amounts recognized in the consolidated balance sheets consist of:
Other assets	3	6
Other liabilities	(591)	(504)
Net amount recognized	(588)	(498)
Accumulated other comprehensive (income) loss:
Net actuarial (gains) losses	10	(25)
Prior service costs (credit)	2	3
Accumulated other comprehensive (income) loss, before income tax	12	(22)
United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member]
Change in benefit obligations:
Balance at January 1,	1,808	1,801
Service costs	16	16	22
Interest costs	106	111	125
Plan participants' contributions	28	34
Net actuarial (gains) losses	267	66
Acquisition, divestitures and curtailments	0	0
Change in benefits	0	(81)
Expected drug subsidy	0	12
Benefits paid	(132)	(151)
Transfers	0	0
Effect of foreign currency translation	0	0
Balance at December 31,	2,093	1,808	1,801
Change in plan assets:
Fair value of plan assets at beginning of year	1,185	1,106
Actual return on plan assets	80	97
Acquisition and divestitures	0	0
Plan participants' contributions	28	34
Employer contributions	79	87
Benefits paid	(132)	(139)
Transfers	0	0
Effect of foreign currency translation	0	0
Fair value of plan assets at end of year	1,240	1,185	1,106
Funded status at end of year	(853)	(623)
Amounts recognized in the consolidated balance sheets consist of:
Other assets	0	0
Other liabilities	(853)	(623)
Net amount recognized	(853)	(623)
Accumulated other comprehensive (income) loss:
Net actuarial (gains) losses	623	403
Prior service costs (credit)	(179)	(286)
Accumulated other comprehensive (income) loss, before income tax	444	117
Foreign Postretirement Benefit Plans, Defined Benefit [Member]
Change in benefit obligations:
Balance at January 1,	37	46
Service costs	1	1	0
Interest costs	2	2	0
Plan participants' contributions	0	0
Net actuarial (gains) losses	2	7
Acquisition, divestitures and curtailments	1	0
Change in benefits	0	1
Expected drug subsidy	0	0
Benefits paid	(4)	(3)
Transfers	0	(17)
Effect of foreign currency translation	0	0
Balance at December 31,	39	37	46
Change in plan assets:
Fair value of plan assets at beginning of year	15	15
Actual return on plan assets	(1)	5
Acquisition and divestitures	0	0
Plan participants' contributions	0	0
Employer contributions	1	8
Benefits paid	(2)	(1)
Transfers	0	(12)
Effect of foreign currency translation	0	0
Fair value of plan assets at end of year	13	15	15
Funded status at end of year	(26)	(22)
Amounts recognized in the consolidated balance sheets consist of:
Other assets	0	0
Other liabilities	(26)	(22)
Net amount recognized	(26)	(22)
Accumulated other comprehensive (income) loss:
Net actuarial (gains) losses	2	(3)
Prior service costs (credit)	1	1
Accumulated other comprehensive (income) loss, before income tax	$ 3	$ (2)

Employee Benefit Plans (Details 1) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
United States Pension Plans of US Entity, Defined Benefit [Member]
Accumulated benefit obligation
Projected benefit obligations	$ 1,164	$ 844
Accumulated benefit obligations	1,045	770
Fair value of plan assets	131	13
Foreign Pension Plans, Defined Benefit [Member]
Accumulated benefit obligation
Projected benefit obligations	708	592
Accumulated benefit obligations	644	537
Fair value of plan assets	$ 121	$ 93

Employee Benefit Plans (Details 2) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
United States Pension Plans of US Entity, Defined Benefit [Member]
Defined Benefit Plan Pension Plans With Projected Benefit Obligations In Excess Of Plan Assets
Projected benefit obligations	$ 8,327	$ 1,187
Fair value of plan assets	7,108	347
Foreign Pension Plans, Defined Benefit [Member]
Defined Benefit Plan Pension Plans With Projected Benefit Obligations In Excess Of Plan Assets
Projected benefit obligations	732	616
Fair value of plan assets	140	114
United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member]
Defined Benefit Plan Pension Plans With Projected Benefit Obligations In Excess Of Plan Assets
Projected benefit obligations	2,093	1,808
Fair value of plan assets	1,240	1,185
Foreign Postretirement Benefit Plans, Defined Benefit [Member]
Defined Benefit Plan Pension Plans With Projected Benefit Obligations In Excess Of Plan Assets
Projected benefit obligations	39	37
Fair value of plan assets	$ 13	$ 15

Employee Benefit Plans (Details 3) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
United States Pension Plans of US Entity, Defined Benefit [Member]
Components of net periodic benefit costs
Service costs	$ 187	$ 172	$ 170
Interest costs	404	393	395
Expected return on plan assets	(448)	(444)	(439)
Settlement and curtailment costs	0	0	17
Amortization of net actuarial (gains) losses	194	196	227
Amortization of prior service costs (credit)	4	7	10
Net periodic benefit costs	341	324	380
Foreign Pension Plans, Defined Benefit [Member]
Components of net periodic benefit costs
Service costs	64	8	0
Interest costs	16	6	0
Expected return on plan assets	(6)	(6)	0
Settlement and curtailment costs	0	8	0
Amortization of net actuarial (gains) losses	0	0	0
Amortization of prior service costs (credit)	0	0	0
Net periodic benefit costs	74	16	0
United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member]
Components of net periodic benefit costs
Service costs	16	16	22
Interest costs	106	111	125
Expected return on plan assets	(76)	(79)	(72)
Settlement and curtailment costs	0	0	0
Amortization of net actuarial (gains) losses	43	38	42
Amortization of prior service costs (credit)	(108)	(83)	(36)
Net periodic benefit costs	(19)	3	81
Foreign Postretirement Benefit Plans, Defined Benefit [Member]
Components of net periodic benefit costs
Service costs	1	1	0
Interest costs	2	2	0
Expected return on plan assets	(1)	0	0
Settlement and curtailment costs	1	1	0
Amortization of net actuarial (gains) losses	0	0	0
Amortization of prior service costs (credit)	0	0	0
Net periodic benefit costs	$ 3	$ 4	$ 0

Employee Benefit Plans (Details 4) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Net Periodic Benefit Cost Amortized From Accumulated Other Comprehensive Income (Loss)
Total recognized in other comprehensive income (loss)	$ (760)	$ 165	$ (173)
United States Pension Plans of US Entity, Defined Benefit [Member]
Net Periodic Benefit Cost Amortized From Accumulated Other Comprehensive Income (Loss)
Amortization of net actuarial gains (losses)	(194)	(196)	(227)
Amortization of prior service (costs) credit	(4)	(7)	(10)
Net actuarial (gains) losses	575	37	310
Prior service costs (credit)	17	0	(10)
Total recognized in other comprehensive income (loss)	394	(166)	63
Total recognized in net periodic benefit costs and other comprehensive income (loss)	735	158	443
Foreign Pension Plans, Defined Benefit [Member]
Net Periodic Benefit Cost Amortized From Accumulated Other Comprehensive Income (Loss)
Amortization of net actuarial gains (losses)	0	0	0
Amortization of prior service (costs) credit	0	0	0
Net actuarial (gains) losses	34	(15)	0
Prior service costs (credit)	0	1	0
Total recognized in other comprehensive income (loss)	34	(14)	0
Total recognized in net periodic benefit costs and other comprehensive income (loss)	108	2	0
United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member]
Net Periodic Benefit Cost Amortized From Accumulated Other Comprehensive Income (Loss)
Amortization of net actuarial gains (losses)	(43)	(38)	(42)
Amortization of prior service (costs) credit	108	83	36
Net actuarial (gains) losses	262	49	283
Prior service costs (credit)	0	(81)	(167)
Total recognized in other comprehensive income (loss)	327	13	110
Total recognized in net periodic benefit costs and other comprehensive income (loss)	308	16	191
Foreign Postretirement Benefit Plans, Defined Benefit [Member]
Net Periodic Benefit Cost Amortized From Accumulated Other Comprehensive Income (Loss)
Amortization of net actuarial gains (losses)	0	0	0
Amortization of prior service (costs) credit	0	0	0
Net actuarial (gains) losses	5	1	0
Prior service costs (credit)	0	1	0
Total recognized in other comprehensive income (loss)	5	2	0
Total recognized in net periodic benefit costs and other comprehensive income (loss)	$ 8	$ 6	$ 0

Employee Benefit Plans (Details 5) (Other Postretirement Benefits [Member], Subsidies under the Prescription Drug Act [Member], USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Other Postretirement Benefits [Member] | Subsidies under the Prescription Drug Act [Member]
Cumulative reduction in other postretirement benefits obligations
Balance at January 1,	$ 247	$ 317
Service costs	3	2
Interest costs	16	16
Net actuarial (gains) losses	(255)	(76)
Expected drug subsidy	(11)	(12)
Balance at December 31,	$ 0	$ 247

Employee Benefit Plans (Details 6) (Other Postretirement Benefits [Member], Subsidies under the Prescription Drug Act [Member], USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Other Postretirement Benefits [Member] | Subsidies under the Prescription Drug Act [Member]
Reduction in net periodic benefit cost
Service costs	$ 3	$ 2
Interest costs	16	16
Amortization of net actuarial (gains) losses	10	11
Total reduction in net periodic benefit costs	$ 29	$ 29

Employee Benefit Plans (Details 7)	Dec. 31, 2011	Dec. 31, 2010
United States Pension Plans of US Entity, Defined Benefit [Member]
Defined Benefit Plan Assumptions Used In Calculations [Abstract]
Weighted average discount rate	4.95%	5.80%
United States Pension Plans of US Entity, Defined Benefit [Member] | Minimum [Member]
Defined Benefit Plan Assumptions Used In Calculations [Abstract]
Rate of compensation increase	3.50%	3.50%
United States Pension Plans of US Entity, Defined Benefit [Member] | Maximum [Member]
Defined Benefit Plan Assumptions Used In Calculations [Abstract]
Rate of compensation increase	7.50%	7.50%
Foreign Pension Plans, Defined Benefit [Member]
Defined Benefit Plan Assumptions Used In Calculations [Abstract]
Weighted average discount rate	2.33%	2.01%
Foreign Pension Plans, Defined Benefit [Member] | Minimum [Member]
Defined Benefit Plan Assumptions Used In Calculations [Abstract]
Rate of compensation increase	2.40%	2.00%
Foreign Pension Plans, Defined Benefit [Member] | Maximum [Member]
Defined Benefit Plan Assumptions Used In Calculations [Abstract]
Rate of compensation increase	5.50%	4.00%
United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member]
Defined Benefit Plan Assumptions Used In Calculations [Abstract]
Weighted average discount rate	4.95%	5.80%
Foreign Postretirement Benefit Plans, Defined Benefit [Member]
Defined Benefit Plan Assumptions Used In Calculations [Abstract]
Weighted average discount rate	5.60%

Employee Benefit Plans (Details 8)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
United States Pension Plans of US Entity, Defined Benefit [Member]
Assumptions in determining net periodic benefit costs
Weighted average discount rate	5.80%	6.25%	6.60%
Weighted average expected rate of return on plan assets	7.25%	8.00%	8.25%
United States Pension Plans of US Entity, Defined Benefit [Member] | Minimum [Member]
Assumptions in determining net periodic benefit costs
Rate of compensation increase	3.50%	3.50%	3.50%
United States Pension Plans of US Entity, Defined Benefit [Member] | Maximum [Member]
Assumptions in determining net periodic benefit costs
Rate of compensation increase	7.50%	7.50%	7.50%
Foreign Pension Plans, Defined Benefit [Member]
Assumptions in determining net periodic benefit costs
Weighted average discount rate	2.40%	1.76%
Weighted average expected rate of return on plan assets	3.19%	1.32%
Foreign Pension Plans, Defined Benefit [Member] | Minimum [Member]
Assumptions in determining net periodic benefit costs
Rate of compensation increase	3.00%	2.00%
Foreign Pension Plans, Defined Benefit [Member] | Maximum [Member]
Assumptions in determining net periodic benefit costs
Rate of compensation increase	5.50%	4.00%
United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member]
Assumptions in determining net periodic benefit costs
Weighted average discount rate	5.80%	6.25%	6.60%
Weighted average expected rate of return on plan assets	7.25%	7.20%	7.36%
Foreign Postretirement Benefit Plans, Defined Benefit [Member]
Assumptions in determining net periodic benefit costs
Weighted average discount rate	6.34%
Weighted average expected rate of return on plan assets	7.01%

Employee Benefit Plans (Details 9)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Assumed healthcare cost trend rates
Healthcare cost trend rate	7.30%	7.80%
Direction and pattern of change, year	2012	2011
Year that rate reaches ultimate trend rate	2083	2083
Ultimate healthcare cost trend rate	4.30%	4.40%

Employee Benefit Plans (Details 10) (USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2011
United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member]
One-percentage point change in assumed healthcare cost trend rates
Effect on total of service and interest cost components, one percent increase	$ 7
Effect on total of service and interest cost components, one percent decrease	(9)
Effect of accumulated postretirement benefit obligations, one percent increase	195
Effect of accumulated postretirement benefit obligations, one percent decrease	(160)
Foreign Postretirement Benefit Plans, Defined Benefit [Member]
One-percentage point change in assumed healthcare cost trend rates
Effect on total of service and interest cost components, one percent increase	0
Effect on total of service and interest cost components, one percent decrease	0
Effect of accumulated postretirement benefit obligations, one percent increase	1
Effect of accumulated postretirement benefit obligations, one percent decrease	$ (1)

Employee Benefit Plans (Details 11) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Fixed maturity securities:
Available-for-sale Securities, Debt Securities	$ 350,271	$ 324,797
Equity securities:
Available-for-sale Securities, Equity Securities	3,023	3,602
Derivative Asset, Fair Value, Gross Asset	16,200	7,777
Short-term Investments	17,310	9,384
Other Investments	23,581	15,400
Real estate	8,449	7,730
United States Pension Plans of US Entity, Defined Benefit [Member]
Fixed maturity securities:
Available-for-sale Securities, Debt Securities	3,849	2,826
Equity securities:
Available-for-sale Securities, Equity Securities	1,680	2,200
Money market securities	2	290
Pass-through securities	473	323
Derivative Asset, Fair Value, Gross Asset	44	(2)
Short-term Investments	405	90
Other Investments	600	534
Other receivables	47	39
Securities receivable	8	70
Total assets		6,370
Liabilities [Abstract]
Securities payable		60
Total liabilities		60
Total assets and liabilities	7,108	6,310	5,684
United States Pension Plans of US Entity, Defined Benefit [Member] | Corporate fixed maturity securities [Member]
Fixed maturity securities:
Available-for-sale Securities, Debt Securities	1,964	1,577
United States Pension Plans of US Entity, Defined Benefit [Member] | US Government Agencies Debt Securities [Member]
Fixed maturity securities:
Available-for-sale Securities, Debt Securities	287	175
United States Pension Plans of US Entity, Defined Benefit [Member] | Foreign government debt securities [Member]
Fixed maturity securities:
Available-for-sale Securities, Debt Securities	218	147
United States Pension Plans of US Entity, Defined Benefit [Member] | State and political subdivision securities [Member]
Fixed maturity securities:
Available-for-sale Securities, Debt Securities	184	137
United States Pension Plans of US Entity, Defined Benefit [Member] | Preferred Stock [Member]
Fixed maturity securities:
Available-for-sale Securities, Debt Securities	2	4
United States Pension Plans of US Entity, Defined Benefit [Member] | U S Government Debt Securities Member
Fixed maturity securities:
Available-for-sale Securities, Debt Securities	1,194	786
United States Pension Plans of US Entity, Defined Benefit [Member] | Common Stock-domestic [Member]
Equity securities:
Available-for-sale Securities, Equity Securities	1,393	1,739
United States Pension Plans of US Entity, Defined Benefit [Member] | Common Stock-foreign [Member]
Equity securities:
Available-for-sale Securities, Equity Securities	287	461
United States Pension Plans of US Entity, Defined Benefit [Member] | Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1) [Member]
Fixed maturity securities:
Available-for-sale Securities, Debt Securities	1,008	650
Equity securities:
Available-for-sale Securities, Equity Securities	1,436	1,867
Money market securities	2	200
Pass-through securities	0	0
Derivative Asset, Fair Value, Gross Asset	30	3
Short-term Investments	4	(11)
Other Investments	0	0
Other receivables	0	0
Securities receivable	0	0
Total assets		2,709
Liabilities [Abstract]
Securities payable		0
Total liabilities		0
Total assets and liabilities	2,480	2,709
United States Pension Plans of US Entity, Defined Benefit [Member] | Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1) [Member] | Corporate fixed maturity securities [Member]
Fixed maturity securities:
Available-for-sale Securities, Debt Securities	0	0
United States Pension Plans of US Entity, Defined Benefit [Member] | Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1) [Member] | US Government Agencies Debt Securities [Member]
Fixed maturity securities:
Available-for-sale Securities, Debt Securities	1	0
United States Pension Plans of US Entity, Defined Benefit [Member] | Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1) [Member] | Foreign government debt securities [Member]
Fixed maturity securities:
Available-for-sale Securities, Debt Securities	0	0
United States Pension Plans of US Entity, Defined Benefit [Member] | Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1) [Member] | State and political subdivision securities [Member]
Fixed maturity securities:
Available-for-sale Securities, Debt Securities	0	0
United States Pension Plans of US Entity, Defined Benefit [Member] | Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1) [Member] | Preferred Stock [Member]
Fixed maturity securities:
Available-for-sale Securities, Debt Securities	0	0
United States Pension Plans of US Entity, Defined Benefit [Member] | Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1) [Member] | U S Government Debt Securities Member
Fixed maturity securities:
Available-for-sale Securities, Debt Securities	1,007	650
United States Pension Plans of US Entity, Defined Benefit [Member] | Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1) [Member] | Common Stock-domestic [Member]
Equity securities:
Available-for-sale Securities, Equity Securities	1,149	1,406
United States Pension Plans of US Entity, Defined Benefit [Member] | Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1) [Member] | Common Stock-foreign [Member]
Equity securities:
Available-for-sale Securities, Equity Securities	287	461
United States Pension Plans of US Entity, Defined Benefit [Member] | Significant Other Observable Inputs (Level 2) [Member]
Fixed maturity securities:
Available-for-sale Securities, Debt Securities	2,804	2,123
Equity securities:
Available-for-sale Securities, Equity Securities	38	93
Money market securities	0	90
Pass-through securities	471	321
Derivative Asset, Fair Value, Gross Asset	10	(5)
Short-term Investments	401	101
Other Investments	69	63
Other receivables	47	39
Securities receivable	8	70
Total assets		2,895
Liabilities [Abstract]
Securities payable		60
Total liabilities		60
Total assets and liabilities	3,848	2,835
United States Pension Plans of US Entity, Defined Benefit [Member] | Significant Other Observable Inputs (Level 2) [Member] | Corporate fixed maturity securities [Member]
Fixed maturity securities:
Available-for-sale Securities, Debt Securities	1,932	1,528
United States Pension Plans of US Entity, Defined Benefit [Member] | Significant Other Observable Inputs (Level 2) [Member] | US Government Agencies Debt Securities [Member]
Fixed maturity securities:
Available-for-sale Securities, Debt Securities	286	175
United States Pension Plans of US Entity, Defined Benefit [Member] | Significant Other Observable Inputs (Level 2) [Member] | Foreign government debt securities [Member]
Fixed maturity securities:
Available-for-sale Securities, Debt Securities	213	143
United States Pension Plans of US Entity, Defined Benefit [Member] | Significant Other Observable Inputs (Level 2) [Member] | State and political subdivision securities [Member]
Fixed maturity securities:
Available-for-sale Securities, Debt Securities	184	137
United States Pension Plans of US Entity, Defined Benefit [Member] | Significant Other Observable Inputs (Level 2) [Member] | Preferred Stock [Member]
Fixed maturity securities:
Available-for-sale Securities, Debt Securities	2	4
United States Pension Plans of US Entity, Defined Benefit [Member] | Significant Other Observable Inputs (Level 2) [Member] | U S Government Debt Securities Member
Fixed maturity securities:
Available-for-sale Securities, Debt Securities	187	136
United States Pension Plans of US Entity, Defined Benefit [Member] | Significant Other Observable Inputs (Level 2) [Member] | Common Stock-domestic [Member]
Equity securities:
Available-for-sale Securities, Equity Securities	38	93
United States Pension Plans of US Entity, Defined Benefit [Member] | Significant Other Observable Inputs (Level 2) [Member] | Common Stock-foreign [Member]
Equity securities:
Available-for-sale Securities, Equity Securities	0	0
United States Pension Plans of US Entity, Defined Benefit [Member] | Significant Unobservable Inputs (Level 3) [Member]
Fixed maturity securities:
Available-for-sale Securities, Debt Securities	37	53
Equity securities:
Available-for-sale Securities, Equity Securities	206	240
Money market securities	0	0
Pass-through securities	2	2
Derivative Asset, Fair Value, Gross Asset	4	0
Short-term Investments	0	0
Other Investments	531	471
Other receivables	0	0
Securities receivable	0	0
Total assets		766
Liabilities [Abstract]
Securities payable		0
Total liabilities		0
Total assets and liabilities	780	766
United States Pension Plans of US Entity, Defined Benefit [Member] | Significant Unobservable Inputs (Level 3) [Member] | Corporate fixed maturity securities [Member]
Fixed maturity securities:
Available-for-sale Securities, Debt Securities	32	49
Liabilities [Abstract]
Total assets and liabilities	32	49	68	57
United States Pension Plans of US Entity, Defined Benefit [Member] | Significant Unobservable Inputs (Level 3) [Member] | US Government Agencies Debt Securities [Member]
Fixed maturity securities:
Available-for-sale Securities, Debt Securities	0	0
United States Pension Plans of US Entity, Defined Benefit [Member] | Significant Unobservable Inputs (Level 3) [Member] | Foreign government debt securities [Member]
Fixed maturity securities:
Available-for-sale Securities, Debt Securities	5	4
Liabilities [Abstract]
Total assets and liabilities	5	4	5	4
United States Pension Plans of US Entity, Defined Benefit [Member] | Significant Unobservable Inputs (Level 3) [Member] | State and political subdivision securities [Member]
Fixed maturity securities:
Available-for-sale Securities, Debt Securities	0	0
United States Pension Plans of US Entity, Defined Benefit [Member] | Significant Unobservable Inputs (Level 3) [Member] | Preferred Stock [Member]
Fixed maturity securities:
Available-for-sale Securities, Debt Securities	0	0
United States Pension Plans of US Entity, Defined Benefit [Member] | Significant Unobservable Inputs (Level 3) [Member] | U S Government Debt Securities Member
Fixed maturity securities:
Available-for-sale Securities, Debt Securities	0	0
United States Pension Plans of US Entity, Defined Benefit [Member] | Significant Unobservable Inputs (Level 3) [Member] | Common Stock-domestic [Member]
Equity securities:
Available-for-sale Securities, Equity Securities	206	240
Liabilities [Abstract]
Total assets and liabilities	206	240	241	460
United States Pension Plans of US Entity, Defined Benefit [Member] | Significant Unobservable Inputs (Level 3) [Member] | Common Stock-foreign [Member]
Equity securities:
Available-for-sale Securities, Equity Securities	0	0
Foreign Pension Plans, Defined Benefit [Member]
Fixed maturity securities:
Available-for-sale Securities, Debt Securities	96	80
Equity securities:
Available-for-sale Securities, Equity Securities	43	47
Money market securities		10
Derivative Asset, Fair Value, Gross Asset	13	11
Short-term Investments	6	6
Other Investments	19	16
Real estate	8	8
Liabilities [Abstract]
Total assets and liabilities	185	178	86
Foreign Pension Plans, Defined Benefit [Member] | Foreign government debt securities [Member]
Fixed maturity securities:
Available-for-sale Securities, Debt Securities	96	80
Foreign Pension Plans, Defined Benefit [Member] | Common Stock-domestic [Member]
Equity securities:
Available-for-sale Securities, Equity Securities		4
Foreign Pension Plans, Defined Benefit [Member] | Common Stock-foreign [Member]
Equity securities:
Available-for-sale Securities, Equity Securities	43	43
Foreign Pension Plans, Defined Benefit [Member] | Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1) [Member]
Fixed maturity securities:
Available-for-sale Securities, Debt Securities	0	1
Equity securities:
Available-for-sale Securities, Equity Securities	0	12
Money market securities		0
Derivative Asset, Fair Value, Gross Asset	0	0
Short-term Investments	0	2
Other Investments	19	16
Real estate	0	0
Liabilities [Abstract]
Total assets and liabilities	19	31
Foreign Pension Plans, Defined Benefit [Member] | Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1) [Member] | Foreign government debt securities [Member]
Fixed maturity securities:
Available-for-sale Securities, Debt Securities	0	1
Foreign Pension Plans, Defined Benefit [Member] | Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1) [Member] | Common Stock-domestic [Member]
Equity securities:
Available-for-sale Securities, Equity Securities		4
Foreign Pension Plans, Defined Benefit [Member] | Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1) [Member] | Common Stock-foreign [Member]
Equity securities:
Available-for-sale Securities, Equity Securities	0	8
Foreign Pension Plans, Defined Benefit [Member] | Significant Other Observable Inputs (Level 2) [Member]
Fixed maturity securities:
Available-for-sale Securities, Debt Securities	96	79
Equity securities:
Available-for-sale Securities, Equity Securities	43	35
Money market securities		10
Derivative Asset, Fair Value, Gross Asset	0	0
Short-term Investments	6	4
Other Investments	0	0
Real estate	0	0
Liabilities [Abstract]
Total assets and liabilities	145	128
Foreign Pension Plans, Defined Benefit [Member] | Significant Other Observable Inputs (Level 2) [Member] | Foreign government debt securities [Member]
Fixed maturity securities:
Available-for-sale Securities, Debt Securities	96	79
Foreign Pension Plans, Defined Benefit [Member] | Significant Other Observable Inputs (Level 2) [Member] | Common Stock-domestic [Member]
Equity securities:
Available-for-sale Securities, Equity Securities		0
Foreign Pension Plans, Defined Benefit [Member] | Significant Other Observable Inputs (Level 2) [Member] | Common Stock-foreign [Member]
Equity securities:
Available-for-sale Securities, Equity Securities	43	35
Foreign Pension Plans, Defined Benefit [Member] | Significant Unobservable Inputs (Level 3) [Member]
Fixed maturity securities:
Available-for-sale Securities, Debt Securities	0	0
Equity securities:
Available-for-sale Securities, Equity Securities	0	0
Money market securities		0
Derivative Asset, Fair Value, Gross Asset	13	11
Short-term Investments	0	0
Other Investments	0	0
Real estate	8	8
Liabilities [Abstract]
Total assets and liabilities	21	19
Foreign Pension Plans, Defined Benefit [Member] | Significant Unobservable Inputs (Level 3) [Member] | Foreign government debt securities [Member]
Fixed maturity securities:
Available-for-sale Securities, Debt Securities	0	0
Foreign Pension Plans, Defined Benefit [Member] | Significant Unobservable Inputs (Level 3) [Member] | Common Stock-domestic [Member]
Equity securities:
Available-for-sale Securities, Equity Securities		0
Foreign Pension Plans, Defined Benefit [Member] | Significant Unobservable Inputs (Level 3) [Member] | Common Stock-foreign [Member]
Equity securities:
Available-for-sale Securities, Equity Securities	0	0
United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member]
Fixed maturity securities:
Available-for-sale Securities, Debt Securities	406	210
Equity securities:
Available-for-sale Securities, Equity Securities	297	439
Money market securities	1	2
Pass-through securities	89	79
Derivative Asset, Fair Value, Gross Asset	1	0
Short-term Investments	441	451
Other Investments	0	0
Other receivables	4	3
Securities receivable	1	2
Total assets		1,186
Liabilities [Abstract]
Securities payable		1
Total liabilities		1
Total assets and liabilities	1,240	1,185	1,106
United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member] | Corporate fixed maturity securities [Member]
Fixed maturity securities:
Available-for-sale Securities, Debt Securities	143	71
United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member] | US Government Agencies Debt Securities [Member]
Fixed maturity securities:
Available-for-sale Securities, Debt Securities	29	15
United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member] | Foreign government debt securities [Member]
Fixed maturity securities:
Available-for-sale Securities, Debt Securities	13	4
United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member] | State and political subdivision securities [Member]
Fixed maturity securities:
Available-for-sale Securities, Debt Securities	60	38
United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member] | Preferred Stock [Member]
Fixed maturity securities:
Available-for-sale Securities, Debt Securities	0	0
United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member] | U S Government Debt Securities Member
Fixed maturity securities:
Available-for-sale Securities, Debt Securities	161	82
United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member] | Common Stock-domestic [Member]
Equity securities:
Available-for-sale Securities, Equity Securities	242	362
United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member] | Common Stock-foreign [Member]
Equity securities:
Available-for-sale Securities, Equity Securities	55	77
United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member] | Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1) [Member]
Fixed maturity securities:
Available-for-sale Securities, Debt Securities	160	82
Equity securities:
Available-for-sale Securities, Equity Securities	295	436
Money market securities	0	1
Pass-through securities	0	0
Derivative Asset, Fair Value, Gross Asset	0	0
Short-term Investments	6	8
Other Investments	0	0
Other receivables	0	0
Securities receivable	0	0
Total assets		527
Liabilities [Abstract]
Securities payable		0
Total liabilities		0
Total assets and liabilities	461	527
United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member] | Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1) [Member] | Corporate fixed maturity securities [Member]
Fixed maturity securities:
Available-for-sale Securities, Debt Securities	0	0
United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member] | Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1) [Member] | US Government Agencies Debt Securities [Member]
Fixed maturity securities:
Available-for-sale Securities, Debt Securities	0	0
United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member] | Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1) [Member] | Foreign government debt securities [Member]
Fixed maturity securities:
Available-for-sale Securities, Debt Securities	0	0
United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member] | Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1) [Member] | State and political subdivision securities [Member]
Fixed maturity securities:
Available-for-sale Securities, Debt Securities	0	0
United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member] | Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1) [Member] | Preferred Stock [Member]
Fixed maturity securities:
Available-for-sale Securities, Debt Securities	0	0
United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member] | Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1) [Member] | U S Government Debt Securities Member
Fixed maturity securities:
Available-for-sale Securities, Debt Securities	160	82
United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member] | Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1) [Member] | Common Stock-domestic [Member]
Equity securities:
Available-for-sale Securities, Equity Securities	240	359
United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member] | Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1) [Member] | Common Stock-foreign [Member]
Equity securities:
Available-for-sale Securities, Equity Securities	55	77
United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member] | Significant Other Observable Inputs (Level 2) [Member]
Fixed maturity securities:
Available-for-sale Securities, Debt Securities	241	123
Equity securities:
Available-for-sale Securities, Equity Securities	2	3
Money market securities	1	1
Pass-through securities	84	73
Derivative Asset, Fair Value, Gross Asset	0	0
Short-term Investments	435	443
Other Investments	0	0
Other receivables	4	3
Securities receivable	1	2
Total assets		648
Liabilities [Abstract]
Securities payable		1
Total liabilities		1
Total assets and liabilities	768	647
United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member] | Significant Other Observable Inputs (Level 2) [Member] | Corporate fixed maturity securities [Member]
Fixed maturity securities:
Available-for-sale Securities, Debt Securities	139	67
United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member] | Significant Other Observable Inputs (Level 2) [Member] | US Government Agencies Debt Securities [Member]
Fixed maturity securities:
Available-for-sale Securities, Debt Securities	29	15
United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member] | Significant Other Observable Inputs (Level 2) [Member] | Foreign government debt securities [Member]
Fixed maturity securities:
Available-for-sale Securities, Debt Securities	13	4
United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member] | Significant Other Observable Inputs (Level 2) [Member] | State and political subdivision securities [Member]
Fixed maturity securities:
Available-for-sale Securities, Debt Securities	59	37
United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member] | Significant Other Observable Inputs (Level 2) [Member] | Preferred Stock [Member]
Fixed maturity securities:
Available-for-sale Securities, Debt Securities	0	0
United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member] | Significant Other Observable Inputs (Level 2) [Member] | U S Government Debt Securities Member
Fixed maturity securities:
Available-for-sale Securities, Debt Securities	1	0
United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member] | Significant Other Observable Inputs (Level 2) [Member] | Common Stock-domestic [Member]
Equity securities:
Available-for-sale Securities, Equity Securities	2	3
United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member] | Significant Other Observable Inputs (Level 2) [Member] | Common Stock-foreign [Member]
Equity securities:
Available-for-sale Securities, Equity Securities	0	0
United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member] | Significant Unobservable Inputs (Level 3) [Member]
Fixed maturity securities:
Available-for-sale Securities, Debt Securities	5	5
Equity securities:
Available-for-sale Securities, Equity Securities	0	0
Money market securities	0	0
Pass-through securities	5	6
Derivative Asset, Fair Value, Gross Asset	1	0
Short-term Investments	0	0
Other Investments	0	0
Other receivables	0	0
Securities receivable	0	0
Total assets		11
Liabilities [Abstract]
Securities payable		0
Total liabilities		0
Total assets and liabilities	11	11
United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member] | Significant Unobservable Inputs (Level 3) [Member] | Corporate fixed maturity securities [Member]
Fixed maturity securities:
Available-for-sale Securities, Debt Securities	4	4
Liabilities [Abstract]
Total assets and liabilities	4	4	0
United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member] | Significant Unobservable Inputs (Level 3) [Member] | US Government Agencies Debt Securities [Member]
Fixed maturity securities:
Available-for-sale Securities, Debt Securities	0	0
United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member] | Significant Unobservable Inputs (Level 3) [Member] | Foreign government debt securities [Member]
Fixed maturity securities:
Available-for-sale Securities, Debt Securities	0	0
United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member] | Significant Unobservable Inputs (Level 3) [Member] | State and political subdivision securities [Member]
Fixed maturity securities:
Available-for-sale Securities, Debt Securities	1	1
Liabilities [Abstract]
Total assets and liabilities	1	1	0
United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member] | Significant Unobservable Inputs (Level 3) [Member] | Preferred Stock [Member]
Fixed maturity securities:
Available-for-sale Securities, Debt Securities	0	0
United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member] | Significant Unobservable Inputs (Level 3) [Member] | U S Government Debt Securities Member
Fixed maturity securities:
Available-for-sale Securities, Debt Securities	0	0
United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member] | Significant Unobservable Inputs (Level 3) [Member] | Common Stock-domestic [Member]
Equity securities:
Available-for-sale Securities, Equity Securities	0	0
United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member] | Significant Unobservable Inputs (Level 3) [Member] | Common Stock-foreign [Member]
Equity securities:
Available-for-sale Securities, Equity Securities	0	0
Foreign Postretirement Benefit Plans, Defined Benefit [Member]
Fixed maturity securities:
Available-for-sale Securities, Debt Securities	13	15
Equity securities:
Available-for-sale Securities, Equity Securities	0	0
Money market securities		0
Derivative Asset, Fair Value, Gross Asset	0	0
Short-term Investments	0	0
Other Investments	0	0
Real estate	0	0
Liabilities [Abstract]
Total assets and liabilities	13	15	15
Foreign Postretirement Benefit Plans, Defined Benefit [Member] | Foreign government debt securities [Member]
Fixed maturity securities:
Available-for-sale Securities, Debt Securities	13	15
Foreign Postretirement Benefit Plans, Defined Benefit [Member] | Common Stock-domestic [Member]
Equity securities:
Available-for-sale Securities, Equity Securities		0
Foreign Postretirement Benefit Plans, Defined Benefit [Member] | Common Stock-foreign [Member]
Equity securities:
Available-for-sale Securities, Equity Securities	0	0
Foreign Postretirement Benefit Plans, Defined Benefit [Member] | Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1) [Member]
Fixed maturity securities:
Available-for-sale Securities, Debt Securities	0	0
Equity securities:
Available-for-sale Securities, Equity Securities	0	0
Money market securities		0
Derivative Asset, Fair Value, Gross Asset	0	0
Short-term Investments	0	0
Other Investments	0	0
Real estate	0	0
Liabilities [Abstract]
Total assets and liabilities	0	0
Foreign Postretirement Benefit Plans, Defined Benefit [Member] | Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1) [Member] | Foreign government debt securities [Member]
Fixed maturity securities:
Available-for-sale Securities, Debt Securities	0	0
Foreign Postretirement Benefit Plans, Defined Benefit [Member] | Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1) [Member] | Common Stock-domestic [Member]
Equity securities:
Available-for-sale Securities, Equity Securities		0
Foreign Postretirement Benefit Plans, Defined Benefit [Member] | Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1) [Member] | Common Stock-foreign [Member]
Equity securities:
Available-for-sale Securities, Equity Securities	0	0
Foreign Postretirement Benefit Plans, Defined Benefit [Member] | Significant Other Observable Inputs (Level 2) [Member]
Fixed maturity securities:
Available-for-sale Securities, Debt Securities	13	15
Equity securities:
Available-for-sale Securities, Equity Securities	0	0
Money market securities		0
Derivative Asset, Fair Value, Gross Asset	0	0
Short-term Investments	0	0
Other Investments	0	0
Real estate	0	0
Liabilities [Abstract]
Total assets and liabilities	13	15
Foreign Postretirement Benefit Plans, Defined Benefit [Member] | Significant Other Observable Inputs (Level 2) [Member] | Foreign government debt securities [Member]
Fixed maturity securities:
Available-for-sale Securities, Debt Securities	13	15
Foreign Postretirement Benefit Plans, Defined Benefit [Member] | Significant Other Observable Inputs (Level 2) [Member] | Common Stock-domestic [Member]
Equity securities:
Available-for-sale Securities, Equity Securities		0
Foreign Postretirement Benefit Plans, Defined Benefit [Member] | Significant Other Observable Inputs (Level 2) [Member] | Common Stock-foreign [Member]
Equity securities:
Available-for-sale Securities, Equity Securities	0	0
Foreign Postretirement Benefit Plans, Defined Benefit [Member] | Significant Unobservable Inputs (Level 3) [Member]
Fixed maturity securities:
Available-for-sale Securities, Debt Securities	0	0
Equity securities:
Available-for-sale Securities, Equity Securities	0	0
Money market securities		0
Derivative Asset, Fair Value, Gross Asset	0	0
Short-term Investments	0	0
Other Investments	0	0
Real estate	0	0
Liabilities [Abstract]
Total assets and liabilities	0	0
Foreign Postretirement Benefit Plans, Defined Benefit [Member] | Significant Unobservable Inputs (Level 3) [Member] | Foreign government debt securities [Member]
Fixed maturity securities:
Available-for-sale Securities, Debt Securities	0	0
Foreign Postretirement Benefit Plans, Defined Benefit [Member] | Significant Unobservable Inputs (Level 3) [Member] | Common Stock-domestic [Member]
Equity securities:
Available-for-sale Securities, Equity Securities		0
Foreign Postretirement Benefit Plans, Defined Benefit [Member] | Significant Unobservable Inputs (Level 3) [Member] | Common Stock-foreign [Member]
Equity securities:
Available-for-sale Securities, Equity Securities	$ 0	$ 0

Employee Benefit Plans (Details 12) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
United States Pension Plans of US Entity, Defined Benefit [Member]
Rollforward fair value measurement using significant unobservable outputs (level 3)
Fair value of plan assets at beginning of year	$ 6,310	$ 5,684
Purchases, Sales, Issuances and Settlements	0	0
Fair value of plan assets at end of year	7,108	6,310
United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member]
Rollforward fair value measurement using significant unobservable outputs (level 3)
Fair value of plan assets at beginning of year	1,185	1,106
Purchases, Sales, Issuances and Settlements	0	0
Fair value of plan assets at end of year	1,240	1,185
Foreign Pension Plans, Defined Benefit [Member]
Rollforward fair value measurement using significant unobservable outputs (level 3)
Fair value of plan assets at beginning of year	178	86
Purchases, Sales, Issuances and Settlements	(4)	97
Fair value of plan assets at end of year	185	178
Significant Unobservable Inputs (Level 3) [Member] | United States Pension Plans of US Entity, Defined Benefit [Member]
Rollforward fair value measurement using significant unobservable outputs (level 3)
Fair value of plan assets at end of year	780	766
Significant Unobservable Inputs (Level 3) [Member] | United States Pension Plans of US Entity, Defined Benefit [Member] | Corporate fixed maturity securities [Member]
Rollforward fair value measurement using significant unobservable outputs (level 3)
Fair value of plan assets at beginning of year	49	68	57
Net Investment Income	0	0	0
Net Investment Gains (Losses)	0	0	(5)
Net Derivative Gains (Losses)	0	0	0
Other Revenues	0	0	0
Policyholder Benefits and Claims	0	0	0
Other Expenses	0	0	0
Other Comprehensive Income (Loss)	(4)	7	21
Purchases	0
Sales	(13)
Issuances	0
Settlements	0
Purchases, Sales, Issuances and Settlements		(17)	(3)
Transfers Into Level 3	0	4
Transfers Out of Level 3	0	(13)
Transfers Into and/or Out of Level 3			(2)
Fair value of plan assets at end of year	32	49	68
Significant Unobservable Inputs (Level 3) [Member] | United States Pension Plans of US Entity, Defined Benefit [Member] | Foreign government debt securities [Member]
Rollforward fair value measurement using significant unobservable outputs (level 3)
Fair value of plan assets at beginning of year	4	5	4
Net Investment Income	0	0	0
Net Investment Gains (Losses)	0	0	(1)
Net Derivative Gains (Losses)	0	0	0
Other Revenues	0	0	0
Policyholder Benefits and Claims	0	0	0
Other Expenses	0	0	0
Other Comprehensive Income (Loss)	(1)	1	5
Purchases	2
Sales	0
Issuances	0
Settlements	0
Purchases, Sales, Issuances and Settlements		(2)	(3)
Transfers Into Level 3	0	0
Transfers Out of Level 3	0	0
Transfers Into and/or Out of Level 3			0
Fair value of plan assets at end of year	5	4	5
Significant Unobservable Inputs (Level 3) [Member] | United States Pension Plans of US Entity, Defined Benefit [Member] | Common Stock-domestic [Member]
Rollforward fair value measurement using significant unobservable outputs (level 3)
Fair value of plan assets at beginning of year	240	241	460
Net Investment Income	0	0	0
Net Investment Gains (Losses)	(59)	0	0
Net Derivative Gains (Losses)	0	0	0
Other Revenues	0	0	0
Policyholder Benefits and Claims	0	0	0
Other Expenses	0	0	0
Other Comprehensive Income (Loss)	118	(2)	(232)
Purchases	7
Sales	(100)
Issuances	0
Settlements	0
Purchases, Sales, Issuances and Settlements		1	13
Transfers Into Level 3	0	0
Transfers Out of Level 3	0	0
Transfers Into and/or Out of Level 3			0
Fair value of plan assets at end of year	206	240	241
Significant Unobservable Inputs (Level 3) [Member] | United States Pension Plans of US Entity, Defined Benefit [Member] | Pass-through securities [Member]
Rollforward fair value measurement using significant unobservable outputs (level 3)
Fair value of plan assets at beginning of year	2	69	80
Net Investment Income	0	0	0
Net Investment Gains (Losses)	(1)	(11)	(2)
Net Derivative Gains (Losses)	0	0	0
Other Revenues	0	0	0
Policyholder Benefits and Claims	0	0	0
Other Expenses	0	0	0
Other Comprehensive Income (Loss)	1	14	8
Purchases	1
Sales	(2)
Issuances	0
Settlements	0
Purchases, Sales, Issuances and Settlements		(71)	(24)
Transfers Into Level 3	1	2
Transfers Out of Level 3	0	(1)
Transfers Into and/or Out of Level 3			7
Fair value of plan assets at end of year	2	2	69
Significant Unobservable Inputs (Level 3) [Member] | United States Pension Plans of US Entity, Defined Benefit [Member] | Other invested assets [Member]
Rollforward fair value measurement using significant unobservable outputs (level 3)
Fair value of plan assets at beginning of year	471	373	392
Net Investment Income	0	0	0
Net Investment Gains (Losses)	85	78	4
Net Derivative Gains (Losses)	0	0	0
Other Revenues	0	0	0
Policyholder Benefits and Claims	0	0	0
Other Expenses	0	0	0
Other Comprehensive Income (Loss)	45	(4)	(59)
Purchases	97
Sales	(167)
Issuances	0
Settlements	0
Purchases, Sales, Issuances and Settlements		24	36
Transfers Into Level 3	0	0
Transfers Out of Level 3	0	0
Transfers Into and/or Out of Level 3			0
Fair value of plan assets at end of year	531	471	373
Significant Unobservable Inputs (Level 3) [Member] | United States Pension Plans of US Entity, Defined Benefit [Member] | Derivatives [Member]
Rollforward fair value measurement using significant unobservable outputs (level 3)
Fair value of plan assets at beginning of year	0		40
Net Investment Income	0		0
Net Investment Gains (Losses)	2		36
Net Derivative Gains (Losses)	0		0
Other Revenues	0		0
Policyholder Benefits and Claims	0		0
Other Expenses	0		0
Other Comprehensive Income (Loss)	4		(39)
Purchases	0
Sales	(2)
Issuances	0
Settlements	0
Purchases, Sales, Issuances and Settlements			(37)
Transfers Into Level 3	0
Transfers Out of Level 3	0
Transfers Into and/or Out of Level 3			0
Fair value of plan assets at end of year	4		0
Significant Unobservable Inputs (Level 3) [Member] | United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member]
Rollforward fair value measurement using significant unobservable outputs (level 3)
Fair value of plan assets at end of year	11	11
Significant Unobservable Inputs (Level 3) [Member] | United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member] | Corporate fixed maturity securities [Member]
Rollforward fair value measurement using significant unobservable outputs (level 3)
Fair value of plan assets at beginning of year	4	0
Net Investment Income	0	0
Net Investment Gains (Losses)	0	0
Net Derivative Gains (Losses)	0	0
Other Revenues	0	0
Policyholder Benefits and Claims	0	0
Other Expenses	0	0
Other Comprehensive Income (Loss)	0	1
Purchases	0
Sales	0
Issuances	0
Settlements	0
Purchases, Sales, Issuances and Settlements		0
Transfers Into Level 3	0	3
Transfers Out of Level 3	0	0
Fair value of plan assets at end of year	4	4
Significant Unobservable Inputs (Level 3) [Member] | United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member] | State and political subdivision securities [Member]
Rollforward fair value measurement using significant unobservable outputs (level 3)
Fair value of plan assets at beginning of year	1	0
Net Investment Income	0	0
Net Investment Gains (Losses)	0	0
Net Derivative Gains (Losses)	0	0
Other Revenues	0	0
Policyholder Benefits and Claims	0	0
Other Expenses	0	0
Other Comprehensive Income (Loss)	0	0
Purchases	0
Sales	0
Issuances	0
Settlements	0
Purchases, Sales, Issuances and Settlements		0
Transfers Into Level 3	0	1
Transfers Out of Level 3	0	0
Fair value of plan assets at end of year	1	1
Significant Unobservable Inputs (Level 3) [Member] | United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member] | Pass-through securities [Member]
Rollforward fair value measurement using significant unobservable outputs (level 3)
Fair value of plan assets at beginning of year	6	9	13
Net Investment Income	0	0	0
Net Investment Gains (Losses)	(1)	(4)	(17)
Net Derivative Gains (Losses)	0	0	0
Other Revenues	0	0	0
Policyholder Benefits and Claims	0	0	0
Other Expenses	0	0	0
Other Comprehensive Income (Loss)	1	1	17
Purchases	0
Sales	(1)
Issuances	0
Settlements	0
Purchases, Sales, Issuances and Settlements		(1)	(4)
Transfers Into Level 3	1	1
Transfers Out of Level 3	(1)	0
Transfers Into and/or Out of Level 3			0
Fair value of plan assets at end of year	5	6	9
Significant Unobservable Inputs (Level 3) [Member] | United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member] | Derivatives [Member]
Rollforward fair value measurement using significant unobservable outputs (level 3)
Fair value of plan assets at beginning of year	0
Net Investment Income	0
Net Investment Gains (Losses)	0
Net Derivative Gains (Losses)	0
Other Revenues	0
Policyholder Benefits and Claims	0
Other Expenses	0
Other Comprehensive Income (Loss)	1
Purchases	0
Sales	0
Issuances	0
Settlements	0
Transfers Into Level 3	0
Transfers Out of Level 3	0
Fair value of plan assets at end of year	1
Significant Unobservable Inputs (Level 3) [Member] | Foreign Pension Plans, Defined Benefit [Member]
Rollforward fair value measurement using significant unobservable outputs (level 3)
Fair value of plan assets at end of year	21	19
Significant Unobservable Inputs (Level 3) [Member] | Foreign Pension Plans, Defined Benefit [Member] | Derivatives [Member]
Rollforward fair value measurement using significant unobservable outputs (level 3)
Fair value of plan assets at beginning of year	11	0
Net Investment Income	0	0
Net Investment Gains (Losses)	0	0
Net Derivative Gains (Losses)	0	3
Other Revenues	0	0
Policyholder Benefits and Claims	0	0
Other Expenses	0	0
Other Comprehensive Income (Loss)	2	(3)
Purchases	0
Sales	0
Issuances	0
Settlements	0
Purchases, Sales, Issuances and Settlements		(1)
Transfers Into Level 3	0	12
Transfers Out of Level 3	0	0
Fair value of plan assets at end of year	13	11
Significant Unobservable Inputs (Level 3) [Member] | Foreign Pension Plans, Defined Benefit [Member] | Real Estate [Member]
Rollforward fair value measurement using significant unobservable outputs (level 3)
Fair value of plan assets at beginning of year	8	0
Net Investment Income	0	0
Net Investment Gains (Losses)	0	0
Net Derivative Gains (Losses)	0	0
Other Revenues	0	0
Policyholder Benefits and Claims	0	0
Other Expenses	0	0
Other Comprehensive Income (Loss)	0	0
Purchases	0
Sales	0
Issuances	0
Settlements	0
Purchases, Sales, Issuances and Settlements		0
Transfers Into Level 3	0	8
Transfers Out of Level 3	0	0
Fair value of plan assets at end of year	$ 8	$ 8

Employee Benefit Plans (Details 13)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
United States Pension Plans of US Entity, Defined Benefit [Member] | Defined Benefit Plan [Member]
Actual weighted average asset allocation by major asset class for the Invested Plans
Total fixed maturity securities, Minimum	50.00%
Total fixed maturity securities, Maximum	80.00%
Total fixed maturity securities	53.00%	44.00%
Total equity securities, Minimum	0.00%
Total equity securities, Maximum	40.00%
Total equity securities	24.00%	35.00%
Total alternative securities, Minimum	10.00%
Total alternative securities, Maximum	20.00%
Total other securities	23.00%	21.00%
Total	100.00%	100.00%
United States Pension Plans of US Entity, Defined Benefit [Member] | Defined Benefit Plan [Member] | Corporate fixed maturity securities [Member]
Actual weighted average asset allocation by major asset class for the Invested Plans
Total fixed maturity securities	27.00%	24.00%
United States Pension Plans of US Entity, Defined Benefit [Member] | Defined Benefit Plan [Member] | US Government Agencies Debt Securities [Member]
Actual weighted average asset allocation by major asset class for the Invested Plans
Total fixed maturity securities	4.00%	3.00%
United States Pension Plans of US Entity, Defined Benefit [Member] | Defined Benefit Plan [Member] | Foreign government debt securities [Member]
Actual weighted average asset allocation by major asset class for the Invested Plans
Total fixed maturity securities	3.00%	3.00%
United States Pension Plans of US Entity, Defined Benefit [Member] | Defined Benefit Plan [Member] | State and political subdivision securities [Member]
Actual weighted average asset allocation by major asset class for the Invested Plans
Total fixed maturity securities	3.00%	2.00%
United States Pension Plans of US Entity, Defined Benefit [Member] | Defined Benefit Plan [Member] | U S Government Debt Securities Member
Actual weighted average asset allocation by major asset class for the Invested Plans
Total fixed maturity securities	16.00%	12.00%
United States Pension Plans of US Entity, Defined Benefit [Member] | Defined Benefit Plan [Member] | Common Stock-domestic [Member]
Actual weighted average asset allocation by major asset class for the Invested Plans
Total equity securities	20.00%	27.00%
United States Pension Plans of US Entity, Defined Benefit [Member] | Defined Benefit Plan [Member] | Common Stock-foreign [Member]
Actual weighted average asset allocation by major asset class for the Invested Plans
Total equity securities	4.00%	8.00%
United States Pension Plans of US Entity, Defined Benefit [Member] | Defined Benefit Plan [Member] | Money Market Funds [Member]
Actual weighted average asset allocation by major asset class for the Invested Plans
Total other securities	0.00%	5.00%
United States Pension Plans of US Entity, Defined Benefit [Member] | Defined Benefit Plan [Member] | Pass-through securities [Member]
Actual weighted average asset allocation by major asset class for the Invested Plans
Total other securities	6.00%	5.00%
United States Pension Plans of US Entity, Defined Benefit [Member] | Defined Benefit Plan [Member] | Derivatives [Member]
Actual weighted average asset allocation by major asset class for the Invested Plans
Total other securities	1.00%	0.00%
United States Pension Plans of US Entity, Defined Benefit [Member] | Defined Benefit Plan [Member] | Short-term Investments [Member]
Actual weighted average asset allocation by major asset class for the Invested Plans
Total other securities	6.00%	1.00%
United States Pension Plans of US Entity, Defined Benefit [Member] | Defined Benefit Plan [Member] | Other invested assets [Member]
Actual weighted average asset allocation by major asset class for the Invested Plans
Total other securities	9.00%	8.00%
United States Pension Plans of US Entity, Defined Benefit [Member] | Defined Benefit Plan [Member] | Other Receivables [Member]
Actual weighted average asset allocation by major asset class for the Invested Plans
Total other securities	1.00%	1.00%
United States Pension Plans of US Entity, Defined Benefit [Member] | Defined Benefit Plan [Member] | Securities Receivable [Member]
Actual weighted average asset allocation by major asset class for the Invested Plans
Total other securities	0.00%	1.00%
Foreign Pension Plans, Defined Benefit [Member] | Defined Benefit Plan [Member]
Actual weighted average asset allocation by major asset class for the Invested Plans
Total fixed maturity securities, Target	61.00%
Total fixed maturity securities	52.00%	45.00%
Total equity securities, Target	27.00%
Total equity securities	23.00%	26.00%
Total alternative securities, Target	12.00%
Total other securities	25.00%	29.00%
Total	100.00%	100.00%
Foreign Pension Plans, Defined Benefit [Member] | Defined Benefit Plan [Member] | Foreign government debt securities [Member]
Actual weighted average asset allocation by major asset class for the Invested Plans
Total fixed maturity securities	52.00%	45.00%
Foreign Pension Plans, Defined Benefit [Member] | Defined Benefit Plan [Member] | Common Stock-domestic [Member]
Actual weighted average asset allocation by major asset class for the Invested Plans
Total equity securities	0.00%	2.00%
Foreign Pension Plans, Defined Benefit [Member] | Defined Benefit Plan [Member] | Common Stock-foreign [Member]
Actual weighted average asset allocation by major asset class for the Invested Plans
Total equity securities	23.00%	24.00%
Foreign Pension Plans, Defined Benefit [Member] | Defined Benefit Plan [Member] | Money Market Funds [Member]
Actual weighted average asset allocation by major asset class for the Invested Plans
Total other securities	0.00%	6.00%
Foreign Pension Plans, Defined Benefit [Member] | Defined Benefit Plan [Member] | Short-term Investments [Member]
Actual weighted average asset allocation by major asset class for the Invested Plans
Total other securities	3.00%	3.00%
Foreign Pension Plans, Defined Benefit [Member] | Defined Benefit Plan [Member] | Other invested assets [Member]
Actual weighted average asset allocation by major asset class for the Invested Plans
Total other securities	22.00%	20.00%
United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member] | Postretirement Medical [Member]
Actual weighted average asset allocation by major asset class for the Invested Plans
Total fixed maturity securities, Minimum	50.00%
Total fixed maturity securities, Maximum	100.00%
Total fixed maturity securities	51.00%	30.00%
Total equity securities, Minimum	0.00%
Total equity securities, Maximum	50.00%
Total equity securities	37.00%	58.00%
Total alternative securities, Minimum	10.00%
Total alternative securities, Maximum	20.00%
Total other securities	12.00%	12.00%
Total	100.00%	100.00%
United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member] | Postretirement Medical [Member] | Corporate fixed maturity securities [Member]
Actual weighted average asset allocation by major asset class for the Invested Plans
Total fixed maturity securities	17.00%	9.00%
United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member] | Postretirement Medical [Member] | US Government Agencies Debt Securities [Member]
Actual weighted average asset allocation by major asset class for the Invested Plans
Total fixed maturity securities	4.00%	2.00%
United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member] | Postretirement Medical [Member] | Foreign government debt securities [Member]
Actual weighted average asset allocation by major asset class for the Invested Plans
Total fixed maturity securities	2.00%	3.00%
United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member] | Postretirement Medical [Member] | State and political subdivision securities [Member]
Actual weighted average asset allocation by major asset class for the Invested Plans
Total fixed maturity securities	8.00%	5.00%
United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member] | Postretirement Medical [Member] | U S Government Debt Securities Member
Actual weighted average asset allocation by major asset class for the Invested Plans
Total fixed maturity securities	20.00%	11.00%
United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member] | Postretirement Medical [Member] | Common Stock-domestic [Member]
Actual weighted average asset allocation by major asset class for the Invested Plans
Total equity securities	30.00%	48.00%
United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member] | Postretirement Medical [Member] | Common Stock-foreign [Member]
Actual weighted average asset allocation by major asset class for the Invested Plans
Total equity securities	7.00%	10.00%
United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member] | Postretirement Medical [Member] | Money Market Funds [Member]
Actual weighted average asset allocation by major asset class for the Invested Plans
Total other securities	1.00%	0.00%
United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member] | Postretirement Medical [Member] | Pass-through securities [Member]
Actual weighted average asset allocation by major asset class for the Invested Plans
Total other securities	11.00%	10.00%
United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member] | Postretirement Medical [Member] | Derivatives [Member]
Actual weighted average asset allocation by major asset class for the Invested Plans
Total other securities	0.00%	0.00%
United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member] | Postretirement Medical [Member] | Short-term Investments [Member]
Actual weighted average asset allocation by major asset class for the Invested Plans
Total other securities	0.00%	1.00%
United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member] | Postretirement Medical [Member] | Other invested assets [Member]
Actual weighted average asset allocation by major asset class for the Invested Plans
Total other securities	0.00%	0.00%
United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member] | Postretirement Medical [Member] | Other Receivables [Member]
Actual weighted average asset allocation by major asset class for the Invested Plans
Total other securities	0.00%	1.00%
United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member] | Postretirement Medical [Member] | Securities Receivable [Member]
Actual weighted average asset allocation by major asset class for the Invested Plans
Total other securities	0.00%	0.00%
United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member] | Postretirement Life [Member]
Actual weighted average asset allocation by major asset class for the Invested Plans
Total fixed maturity securities, Target	0.00%
Total fixed maturity securities	0.00%	0.00%
Total equity securities, Target	0.00%
Total equity securities	0.00%	0.00%
Total alternative securities, Target	100.00%
Total other securities	100.00%	100.00%
Total	100.00%	100.00%
United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member] | Postretirement Life [Member] | Corporate fixed maturity securities [Member]
Actual weighted average asset allocation by major asset class for the Invested Plans
Total fixed maturity securities	0.00%	0.00%
United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member] | Postretirement Life [Member] | US Government Agencies Debt Securities [Member]
Actual weighted average asset allocation by major asset class for the Invested Plans
Total fixed maturity securities	0.00%	0.00%
United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member] | Postretirement Life [Member] | Foreign government debt securities [Member]
Actual weighted average asset allocation by major asset class for the Invested Plans
Total fixed maturity securities	0.00%	0.00%
United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member] | Postretirement Life [Member] | State and political subdivision securities [Member]
Actual weighted average asset allocation by major asset class for the Invested Plans
Total fixed maturity securities	0.00%	0.00%
United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member] | Postretirement Life [Member] | U S Government Debt Securities Member
Actual weighted average asset allocation by major asset class for the Invested Plans
Total fixed maturity securities	0.00%	0.00%
United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member] | Postretirement Life [Member] | Common Stock-domestic [Member]
Actual weighted average asset allocation by major asset class for the Invested Plans
Total equity securities	0.00%	0.00%
United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member] | Postretirement Life [Member] | Common Stock-foreign [Member]
Actual weighted average asset allocation by major asset class for the Invested Plans
Total equity securities	0.00%	0.00%
United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member] | Postretirement Life [Member] | Money Market Funds [Member]
Actual weighted average asset allocation by major asset class for the Invested Plans
Total other securities	0.00%	0.00%
United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member] | Postretirement Life [Member] | Pass-through securities [Member]
Actual weighted average asset allocation by major asset class for the Invested Plans
Total other securities	0.00%	0.00%
United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member] | Postretirement Life [Member] | Derivatives [Member]
Actual weighted average asset allocation by major asset class for the Invested Plans
Total other securities	0.00%	0.00%
United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member] | Postretirement Life [Member] | Short-term Investments [Member]
Actual weighted average asset allocation by major asset class for the Invested Plans
Total other securities	100.00%	100.00%
United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member] | Postretirement Life [Member] | Other invested assets [Member]
Actual weighted average asset allocation by major asset class for the Invested Plans
Total other securities	0.00%	0.00%
United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member] | Postretirement Life [Member] | Other Receivables [Member]
Actual weighted average asset allocation by major asset class for the Invested Plans
Total other securities	0.00%	0.00%
United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member] | Postretirement Life [Member] | Securities Receivable [Member]
Actual weighted average asset allocation by major asset class for the Invested Plans
Total other securities	0.00%	0.00%
Foreign Postretirement Benefit Plans, Defined Benefit [Member]
Actual weighted average asset allocation by major asset class for the Invested Plans
Total fixed maturity securities, Target	100.00%
Total fixed maturity securities	100.00%	100.00%
Total equity securities, Target	0.00%
Total equity securities	0.00%	0.00%
Total alternative securities, Target	0.00%
Total other securities	0.00%	0.00%
Total	100.00%	100.00%
Foreign Postretirement Benefit Plans, Defined Benefit [Member] | Foreign government debt securities [Member]
Actual weighted average asset allocation by major asset class for the Invested Plans
Total fixed maturity securities	100.00%	100.00%
Foreign Postretirement Benefit Plans, Defined Benefit [Member] | Common Stock-domestic [Member]
Actual weighted average asset allocation by major asset class for the Invested Plans
Total equity securities	0.00%	0.00%
Foreign Postretirement Benefit Plans, Defined Benefit [Member] | Common Stock-foreign [Member]
Actual weighted average asset allocation by major asset class for the Invested Plans
Total equity securities	0.00%	0.00%
Foreign Postretirement Benefit Plans, Defined Benefit [Member] | Money Market Funds [Member]
Actual weighted average asset allocation by major asset class for the Invested Plans
Total other securities	0.00%	0.00%
Foreign Postretirement Benefit Plans, Defined Benefit [Member] | Short-term Investments [Member]
Actual weighted average asset allocation by major asset class for the Invested Plans
Total other securities	0.00%	0.00%
Foreign Postretirement Benefit Plans, Defined Benefit [Member] | Other invested assets [Member]
Actual weighted average asset allocation by major asset class for the Invested Plans
Total other securities	0.00%	0.00%

Employee Benefit Plans (Details 14) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011 United States Pension Plans of US Entity, Defined Benefit [Member]	Dec. 31, 2010 Foreign Pension Plans, Defined Benefit [Member]	Dec. 31, 2011 United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member]	Dec. 31, 2011 Foreign Postretirement Benefit Plans, Defined Benefit [Member]
Defined benefit plan estimated future benefit payments
2012	$ 448	$ 38	$ 109	$ 3
2013	424	41	111	3
2014	456	45	114	3
2015	457	50	117	3
2016	474	58	118	3
2017-2021	$ 2,687	$ 322	$ 605	$ 14

Employee Benefit Plans (Details Textuals) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Defined Benefit Plan Disclosure [Line Items]
Aggregate reduction in other comprehensive income (loss) before income tax	$ (760)	$ 165	$ (173)
Employee Benefit Plans (Textuals) [Abstract]
Percentage of benefits calculated with the traditional formula	90.00%
Amortization of net actuarial gains or losses threshold percentage	10.00%
Components of net periodic benefit costs amortized from accumulated other comprehensive income (loss), net of income tax	(494)	96	(102)
Subsidies	3	8	12
Total revenue from annuity and life insurance contracts recognized	47	46	45
Total investment income (loss)	885	767	725
Savings and investment plans contribution	95	86	93
United States Pension Plans of US Entity, Defined Benefit [Member]
Defined Benefit Plan Disclosure [Line Items]
Aggregate fair value of plan assets	0	106
Aggregate projected benefit obligations	8,327	7,043	6,562
Aggregate reduction in other comprehensive income (loss) before income tax	394	(166)	63
Funded status at end of year	(1,219)	(733)
Fair value of plan assets	7,108	6,310	5,684
Accumulated benefit obligation	7,800	6,700
Estimated net actuarial losses amortized into net periodic benefit cost over the next year	178
Estimated prior service cost amortized into net periodic benefit cost over the next year	6
Weighted average expected return on plan assets	7.00%
United States Pension Plans of US Entity, Defined Benefit [Member] | Qualified Plan Pension Plan [Member]
Defined Benefit Plan Disclosure [Line Items]
Required contributions	0
Expected future discretionary contributions	205
United States Pension Plans of US Entity, Defined Benefit [Member] | Non-Qualified Plan [Member]
Defined Benefit Plan Disclosure [Line Items]
Aggregate projected benefit obligations	997	821
Expected future discretionary contributions	88
Foreign Pension Plans, Defined Benefit [Member]
Defined Benefit Plan Disclosure [Line Items]
Aggregate fair value of plan assets	3	6
Aggregate projected benefit obligations	773	676	87
Aggregate reduction in other comprehensive income (loss) before income tax	34	(14)	0
Funded status at end of year	(588)	(498)
Fair value of plan assets	185	178	86
Accumulated benefit obligation	658	610
Weighted average expected return on plan assets	2.05%
Foreign Pension Plans, Defined Benefit [Member] | American Life Insurance Company [Member]
Defined Benefit Plan Disclosure [Line Items]
Aggregate projected benefit obligations		595
Fair value of plan assets		97
United States Postretirement Benefit Plans of US Entity, Defined Benefit [Member]
Defined Benefit Plan Disclosure [Line Items]
Aggregate fair value of plan assets	0	0
Aggregate projected benefit obligations	2,093	1,808	1,801
Aggregate reduction in other comprehensive income (loss) before income tax	327	13	110
Funded status at end of year	(853)	(623)
Fair value of plan assets	1,240	1,185	1,106
Expected future discretionary contributions	75
Estimated net actuarial losses amortized into net periodic benefit cost over the next year	54
Estimated prior service cost amortized into net periodic benefit cost over the next year	(104)
Weighted average expected return on plan assets	6.22%
Foreign Postretirement Benefit Plans, Defined Benefit [Member]
Defined Benefit Plan Disclosure [Line Items]
Aggregate fair value of plan assets	0	0
Aggregate projected benefit obligations	39	37	46
Aggregate reduction in other comprehensive income (loss) before income tax	5	2	0
Funded status at end of year	(26)	(22)
Fair value of plan assets	$ 13	$ 15	$ 15
Weighted average expected return on plan assets	6.54%

Equity (Details) (USD $) In Millions, except Per Share data, unless otherwise specified	3 Months Ended												12 Months Ended
	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sep. 30, 2009	Jun. 30, 2009	Mar. 31, 2009	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Preferred Stock [Member]
Preferred Stock
Declaration Date	Nov 15, 2011	Aug 15, 2011	May 16, 2011	Mar 7, 2011	Nov 15, 2010	Aug 16, 2010	May 17, 2010	Mar 5, 2010	Nov 16, 2009	Aug 17, 2009	May 15, 2009	Mar 5, 2009
Record Date	Nov 30, 2011	Aug 31, 2011	May 31, 2011	Feb 28, 2011	Nov 30, 2010	Aug 31, 2010	May 31, 2010	Feb 28, 2010	Nov 30, 2009	Aug 31, 2009	May 31, 2009	Feb 28, 2009
Payment Date	Dec 15, 2011	Sep 15, 2011	Jun 15, 2011	Mar 15, 2011	Dec 15, 2010	Sep 15, 2010	Jun 15, 2010	Mar 15, 2010	Dec 15, 2009	Sep 15, 2009	Jun 15, 2009	Mar 16, 2009
Series A Preferred Stock [Member]
Preferred Stock
Preferred stock, dividend rate	$ 0.2527777	$ 0.2555555	$ 0.2555555	$ 0.25	$ 0.2527777	$ 0.2555555	$ 0.2555555	$ 0.25	$ 0.2527777	$ 0.2555555	$ 0.2555555	$ 0.25
Preferred stock, dividends	$ 7	$ 6	$ 7	$ 6	$ 7	$ 6	$ 7	$ 6	$ 7	$ 6	$ 7	$ 6	$ 26	$ 26	$ 26
Series B Preferred Stock [Member]
Preferred Stock
Preferred stock, dividend rate	$ 0.40625	$ 0.40625	$ 0.40625	$ 0.40625	$ 0.40625	$ 0.40625	$ 0.40625	$ 0.40625	$ 0.40625	$ 0.40625	$ 0.40625	$ 0.40625
Preferred stock, dividends	$ 24	$ 24	$ 24	$ 24	$ 24	$ 24	$ 24	$ 24	$ 24	$ 24	$ 24	$ 24	$ 96	$ 96	$ 96

Equity (Details 1) (USD $) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Dividends Payable [Line Items]
Dividend Per Share	$ 0.74	$ 0.74	$ 0.74
Dividend Aggregate	$ 787	$ 784	$ 610
Common Stock [Member]
Dividends Payable [Line Items]
Declaration Date	Oct 25, 2011	Oct 26, 2010	Oct 29, 2009
Record Date	Nov 9, 2011	Nov 9, 2010	Nov 9, 2009
Payment Date	Dec 14, 2011	Dec 14, 2010	Dec 14, 2009
Dividend Per Share	$ 0.74	$ 0.74	$ 0.74
Dividend Aggregate	$ 787	$ 784	$ 610

Equity (Details 2) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Components of compensation expense related to the Incentive Plans
Stock Options	$ 58	$ 45	$ 55
Performance Shares	68	29	11
Restricted Stock Units	18	10	3
Total compensation expenses related to the Incentive Plans	144	84	69
Income tax benefits	$ 50	$ 29	$ 24

Equity (Details 3) (USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2011
Stock Options [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Expense	$ 52
Weighted Average Period	1.82
Performance Shares [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Expense	44
Weighted Average Period	1.76
Restricted Stock [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Expense	$ 23
Weighted Average Period	1.82

Equity (Details 4) (Stock Options [Member], USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011 Y	Dec. 31, 2010	Dec. 31, 2009
Stock Options [Member]
Shares Under Option
Shares Under Option Outstanding at January 1, 2011	32,702,331
Granted Shares Under Option	5,471,447
Exercised Shares Under Option	(2,944,529)
Expired Shares Under Option	(317,342)
Forfeited Shares Under Option	(198,381)
Shares Under Option Outstanding at December 31, 2011	34,713,526
Shares Under Option Aggregate number of stock options expected to vest at December 31, 2011	33,596,536
Shares Under Option Exercisable at December 31, 2011	24,345,356
Weighted Average Exercise Price
Weighted Average Exercise Price Outstanding at January 1, 2011	$ 38.47
Granted Weighted Average Exercise Price	$ 45.16	$ 35.06	$ 23.61
Exercised Weighted Average Exercise Price	$ 29.83
Expired Weighted Average Exercise Price	$ 42.32
Forfeited Weighted Average Exercise Price	$ 38.34
Weighted Average Exercise Price Outstanding at December 31, 2011	$ 40.22
Weighted Average Exercise Price Aggregate number of stock options expected to vest at December 31, 2011	$ 40.31
Weighted Average Exercise Price Exercisable at December 31, 2011	$ 41.06
Weighted Average Remaining Contractual Term
Weighted Average Remaining Contractual Term Outstanding at January 1, 2011	5.3
Weighted Average Remaining Contractual Term Outstanding at December 31, 2011	5.35
Weighted Average Remaining Contractual Term Aggregate number of stock options expected to vest at December 31, 2011	5.25
Weighted Average Remaining Contractual Term Exercisable at December 31, 2011	4.02
Aggregate Intrinsic Value
Aggregate Intrinsic Value Outstanding at January 1, 2011	$ 195
Aggregate Intrinsic Value Outstanding at December 31, 2011	0
Aggregate Intrinsic Value Aggregate number of stock options expected to vest at December 31, 2011	0
Aggregate Intrinsic Value Exercisable at December 31, 2011	$ 0

Equity (Details 5) (Stock Options [Member], USD $)	12 Months Ended
	Dec. 31, 2011 Y	Dec. 31, 2010 Y	Dec. 31, 2009 Y
Stock Options [Member]
Equity - Stock-based Compensation Plans [Line Items]
Dividend yield	1.65%	2.11%	3.15%
Risk-free rate of return, Minimum	0.29%	0.35%	0.73%
Risk-free rate of return, Maximum	5.51%	5.88%	6.67%
Expected volatility	32.64%	34.41%	44.39%
Exercise multiple	1.69	1.75	1.76
Post-vesting termination rate	3.36%	3.64%	3.70%
Contractual term (years)	10	10	10
Expected life (years)	7	7	6
Weighted average exercise price of stock options granted	$ 45.16	$ 35.06	$ 23.61
Weighted average fair value of stock options granted	$ 14.27	$ 11.29	$ 8.37

Equity (Details 6) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Employee Service Share-based Compensation, Aggregate Disclosures [Abstract]
Total intrinsic value of stock options exercised	$ 41	$ 22	$ 1
Cash received from exercise of stock options	88	52	8
Tax benefit realized from stock options exercised	$ 14	$ 8	$ 0

Equity (Details 7) (Performance Shares [Member], USD $)	12 Months Ended
Dec. 31, 2011
Performance Shares [Member]
Summary of performance share activity
Shares Outstanding at January 1,	4,155,574
Granted Shares	1,783,070
Forfeited Shares	(89,725)
Paid	(824,825)
Shares Outstanding at December 31,	5,024,094
Expected to vest at December 31,	4,729,890
Summary of Weighted Average Grant Date Fair Value
Weighted Average Grant Date Fair Value Outstanding January 1,	$ 31.91
Granted Weighted Average Grant Date Fair Value	$ 42.84
Forfeited Weighted Average Grant Date Fair Value	$ 32.79
Payable Weighted Average Grant Date Fair Value	$ 57.95
Weighed Average Grant Date Fair Value Outstanding December 31,	$ 31.5
Weighted Average Grant Date Fair Value Shares expected to vest at December, 31	$ 32.35

Equity (Details 8) (Restricted Stock [Member], USD $)	12 Months Ended
Dec. 31, 2011
Restricted Stock [Member]
Summary of performance share activity
Shares Outstanding at January 1,	937,172
Granted Shares	734,159
Forfeited Shares	(61,160)
Paid	(47,322)
Shares Outstanding at December 31,	1,562,849
Expected to vest at December 31,	1,562,849
Summary of Weighted Average Grant Date Fair Value
Weighted Average Grant Date Fair Value Outstanding January 1,	$ 29.63
Granted Weighted Average Grant Date Fair Value	$ 41.94
Forfeited Weighted Average Grant Date Fair Value	$ 35.36
Payable Weighted Average Grant Date Fair Value	$ 44.35
Weighed Average Grant Date Fair Value Outstanding December 31,	$ 34.74
Weighted Average Grant Date Fair Value Shares expected to vest at December, 31	$ 34.74

Equity (Details 9) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Metropolitan Life Insurance Company [Member]
Disclosure of Dividends [Line Items]
Permitted w/o Approval	$ 1,350	$ 1,321	$ 1,262
Paid	1,321	631
Securities transferred to the Holding Company	170	399
American Life Insurance Company [Member]
Disclosure of Dividends [Line Items]
Permitted w/o Approval	168	661	511
Paid	661	0
MetLife Insurance Company of Connecticut [Member]
Disclosure of Dividends [Line Items]
Permitted w/o Approval	504	517	659
Paid	517	330
Metropolitan Property and Casualty Insurance Company [Member]
Disclosure of Dividends [Line Items]
Permitted w/o Approval	0	0	0
Paid	30	260
Metropolitan Tower and Life Insurance Company [Member]
Disclosure of Dividends [Line Items]
Permitted w/o Approval	82	80	93
Paid	80	569
In-kind dividend		475
MetLife Investors Insurance Company [Member]
Disclosure of Dividends [Line Items]
Permitted w/o Approval	18	0	0
Paid	0	0
Delaware American Life Insurance Company [Member]
Disclosure of Dividends [Line Items]
Permitted w/o Approval	12	0	0
Paid	$ 0	$ 0

Equity (Details 10) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Other comprehensive income (loss):
Other comprehensive income (loss)	$ 4,900	$ 4,147	$ 11,528
Holding gains (losses) on investments arising during the year	13,945	10,092	18,548
Income tax effect of holding gains (losses)	(4,783)	(3,516)	(6,243)
Reclassification adjustments
Reclassification adjustments for recognized holding (gains) losses included in current year income	755	(733)	1,464
Income tax effect	(260)	255	(493)
Unrealized investment loss of subsidiary at date of sale	(105)	0	0
Income tax on unrealized investment loss of subsidiary at date of sale	37	0	0
Allocation of holding (gains) losses on investments relating to other policyholder amounts	(6,248)	(2,598)	(2,515)
Income tax effect of allocation of holding (gains) losses to other policyholder amounts	2,146	905	840
Allocation of holding (gains) losses on investments relating to other policyholder amounts of subsidiary at date of sale	93	0	0
Income tax effect of allocation of holding (gains) losses to other policyholder amounts of subsidiary at date of sale	(33)	0	0
Net unrealized investment gains (losses), net of income	5,547	4,405	11,601
Foreign currency translation adjustments, net of income tax	(146)	(354)	29
Foreign currency translation adjustments of subsidiary at date of sale	(7)	0	0
Defined benefit plans adjustment, net of income tax	(494)	96	(102)
Other comprehensive income (loss) attributable to noncontrolling interests	38	(5)	11
Cumulative effect of change in accounting principle, net of income tax	0	52	(335)
Other comprehensive income (loss) attributable to MetLife, Inc.	4,938	4,194	11,204
Other Comprehensive Income (Loss), Effect of Change in Accounting Principle, Taxes	0	27	(207)
Other comprehensive income (loss), Foreign currency translation adjustments, taxes	162	(226)	12
Other Comprehensive Income (Loss), Pension and Other Postretirement Benefit Plans, Tax	(266)	69	(71)
Total MetLife, Inc.'s Stockholders' Equity
Other comprehensive income (loss):
Other comprehensive income (loss)	$ 4,938	$ 4,142	$ 11,539

Equity (Details 11)	12 Months Ended
Dec. 31, 2011
Liability Award Unit Options [Member]
Summary of performance share activity
Shares Outstanding at January 1,	811,221
Granted Shares	369,665
Exercised Shares	(29,068)
Forfeited Shares	(68,448)
Paid	0
Shares Outstanding at December 31,	1,083,370
Expected to vest at December 31,	1,083,370
Minimum vesting time required for payment from Unit Options	1 year
Maximum vesting time required for payment from Unit Options	3 years
Liability Award Performance Units [Member]
Summary of performance share activity
Shares Outstanding at January 1,	139,893
Granted Shares	125,710
Exercised Shares	0
Forfeited Shares	(6,825)
Paid	(25,521)
Shares Outstanding at December 31,	233,257
Expected to vest at December 31,	209,931
Exercisable period	3 years
Performance units, performance factor lower range	0
Performance units, performance factor upper range	2
Liability Award Restricted Units [Member]
Summary of performance share activity
Shares Outstanding at January 1,	216,251
Granted Shares	340,750
Exercised Shares	0
Forfeited Shares	(44,680)
Paid	(1,640)
Shares Outstanding at December 31,	510,681
Expected to vest at December 31,	459,613
Exercisable period	3 years

Equity (Details Textuals) (USD $)	Dec. 31, 2011	Dec. 31, 2011 Convertible Preferred Stock [Member]	Dec. 31, 2010 Convertible Preferred Stock [Member]	Dec. 31, 2011 Noncumulative Preferred Stock [Member]	Dec. 31, 2010 Noncumulative Preferred Stock [Member]	Dec. 31, 2011 Series A Preferred Stock [Member]	Dec. 31, 2011 Series B Preferred Stock [Member]
Preferred Stock, Number of Shares, Par Value and Other Disclosures [Abstract]
Preferred stock, shares issued		0	6,857,000	84,000,000	84,000,000
Preferred stock, shares outstanding		0	6,857,000	84,000,000	84,000,000	24,000,000	60,000,000
Preferred stock dividends fixed rate							6.50%
Preferred Stock, Dividend Payment Rate, Variable						(i) 1.00% above three-month LIBOR on the related LIBOR determination date; or (ii) 4.00%.
Preferred stock, par value		$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01
Preferred stock, aggregate liquidation preference			$ 0.01	$ 2,100	$ 2,100	$ 25	$ 25
Preferred stock, shares authorized	200,000,000			200,000,000	200,000,000
Preferred stock redemption price per share	$ 25

Equity (Details Textuals 1) (USD $)	3 Months Ended								12 Months Ended
	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Preferred Stock, Number of Shares, Par Value and Other Disclosures [Abstract]
Fair Value of Stock Issued										$ 2,805,000,000
Redemption premium on convertible preferred stock	0	0	0	146,000,000	0	0	0	0	146,000,000	0	0
Redemption of Convertible Preferred Stock	3,000,000,000								3,000,000,000
Convertible Preferred Stock [Member]
Preferred Stock, Number of Shares, Par Value and Other Disclosures [Abstract]
Preferred stock, shares issued	0				6,857,000				0	6,857,000
Preferred stock, par value	$ 0.01				$ 0.01				$ 0.01	$ 0.01
Preferred stock, aggregate liquidation preference					$ 0.01					$ 0.01
Fair Value of Stock Issued									2,800,000,000	0
Redemption premium on convertible preferred stock									$ 146,000,000
Convertible Preferred Stock Redemption Date									Mar 8, 2011

Equity (Details Textuals 2) (USD $)	3 Months Ended	12 Months Ended
	Mar. 31, 2011	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Business Acquisition [Line Items]
Common stock, shares issued	68,570,000
Fair Value of Stock Issued			$ 2,805,000,000
Proceeds from issuance of common stock	2,966,000,000
Equity, Class of Treasury Stock [Line Items]
Repurchase amount outstanding		1,300,000,000
Repurchase Shares		0	0	0
Repurchase Convertible Preferred Stock [Member]
Business Acquisition [Line Items]
Common stock, shares issued		68,570,000
Price per share of common stock issued		$ 43.25
Proceeds from issuance of common stock		2,966,000,000
Issuance costs		16,000,000
Alico Stock Transaction One [Member]
Business Acquisition [Line Items]
Common stock, shares issued			86,250,000
Price per share of common stock issued			$ 42
Proceeds from issuance of common stock			3,623,000,000
Issuance costs			94,000,000
Alico Stock Transaction Two [Member]
Business Acquisition [Line Items]
Common stock, shares issued			78,239,712
Price per share of common stock issued			$ 40.9
Fair Value of Stock Issued			3,200,000,000
February 2009 Common Stock Issuance [Member]
Business Acquisition [Line Items]
Common stock, shares issued				24,343,154
Proceeds from issuance of common stock				1,035,000,000
Treasury Shares Issued For Stock Options [Member]
Business Acquisition [Line Items]
Issued Treasury Stock		0	332,121	861,586
Cost of shares issued from Treasury Stock			18,000,000	46,000,000
Common Shares Issued For Stock Options [Member]
Business Acquisition [Line Items]
Common stock, shares issued		3,549,211	2,182,174	0
Proceeds from issuance of common stock		$ 115,000,000	$ 74,000,000

Equity (Details Textuals 3) (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Stock and Incentive Compensation Plan [Member]
Equity - Stock-based Compensation Plans [Line Items]
Awards granted	0
Aggregate number of shares reserved for issuance	68,000,000
Share utilization factor stock option or stock appreciation right	1
Share utilization factor other	1.179
Shares available for grant	31,803,801
Stock Options [Member]
Equity - Stock-based Compensation Plans [Line Items]
Award Expiration Dating	10 years
Exercisable period	3 years
Closing share price	$ 31.18	$ 44.44
Fair value on the date of grant	$ 78
2005 Non-Management Director Stock Compensation Plan [Member]
Equity - Stock-based Compensation Plans [Line Items]
Aggregate number of shares reserved for issuance	2,000,000
Shares available for grant	1,777,288
2000 Directors Stock Plan [Member]
Equity - Stock-based Compensation Plans [Line Items]
Awards granted	0
Performance Shares [Member]
Equity - Stock-based Compensation Plans [Line Items]
Awards granted	1,783,070
Exercisable period	3 years
Performance Shares, performance factor lower range	0
Performance Shares, performance factor upper range	2
Performance Shares Factor Percentage	0.9
Fair value on the date of grant	76
Performance Shares	1,791,609
Restricted Stock [Member]
Equity - Stock-based Compensation Plans [Line Items]
Awards granted	734,159
Exercisable period	3 years
Fair value on the date of grant	$ 31
Other Restricted Stock Units [Member]
Equity - Stock-based Compensation Plans [Line Items]
Exercisable period	5 years

Equity (Details Textuals 4) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Metropolitan Life Insurance Company [Member]
Statutory Accounting Practices [Line Items]
Statutory net income (loss)	$ 1,970	$ 2,066	$ 1,221
Statutory capital and surplus	13,507	13,217
American Life Insurance Company [Member]
Statutory Accounting Practices [Line Items]
Statutory net income (loss)	334	803
Statutory capital and surplus	3,310	4,321
MetLife Insurance Company of Connecticut [Member]
Statutory Accounting Practices [Line Items]
Statutory net income (loss)	46	668	81
Statutory capital and surplus	5,133	5,105
Metropolitan Property and Casualty Insurance Company [Member]
Statutory Accounting Practices [Line Items]
Statutory net income (loss)	41	273	266
Statutory capital and surplus	1,857	1,845
Metropolitan Tower and Life Insurance Company [Member]
Statutory Accounting Practices [Line Items]
Statutory net income (loss)	63	151	57
Statutory capital and surplus	828	805
Met Life Investors Insurance Company [Member]
Statutory Accounting Practices [Line Items]
Statutory net income (loss)	94	153	49
Statutory capital and surplus	600	499
Delaware American Life Insurance Company [Member]
Statutory Accounting Practices [Line Items]
Statutory net income (loss)	13	6
Statutory capital and surplus	$ 51	$ 29

Other Expenses (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Other Expenses
Compensation	$ 5,287	$ 3,575	$ 3,394
Pension, postretirement & postemployment benefit costs	463	380	452
Commissions	6,378	3,607	3,393
Volume-related costs	335	379	407
Interest credited to bank deposits	95	137	163
Capitalization of DAC	(5,558)	(2,770)	(2,502)
Amortization of DAC and VOBA	4,898	2,477	1,055
Amortization of negative VOBA	(697)	(64)	0
Interest expense on debt and debt issuance costs	1,629	1,550	1,044
Premium taxes, licenses & fees	633	513	526
Professional services	1,597	1,103	901
Rent, net of sublease income	426	305	383
Other	3,051	1,735	1,545
Total other expenses	$ 18,537	$ 12,927	$ 10,761

Other Expenses (Details 1) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Restructuring Charges
Balance at January 1,	$ 7	$ 36	$ 86
Severance charges	2	17	84
Change in severance charge estimates	(1)	(1)	(8)
Cash payments	(8)	(45)	(126)
Balance at December 31,	0	7	36
Restructuring charges incurred in current period	1	16	76
Total restructuring charges incurred since inception of initiative	194	193	177
American Life Insurance Company ("American Life") and Delaware American Life Insurance ("DelAm") [Member]
Restructuring Charges
Balance at January 1,	10	0
Severance charges	46	10
Cash payments	(43)	0
Balance at December 31,	13	10
Restructuring charges incurred in current period	46	10
Total restructuring charges incurred since inception of initiative	$ 56	$ 10

Other Expenses (Details Textuals) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Other Expenses [Abstract]
Business acquisition, cost of acquired entity transaction costs	$ 3	$ 100
Business acquisition integration related expenses	362	176
Employee Service Share-based Compensation, Allocation of Recognized Period Costs [Line Items]
Restructuring lease charges incurred since inception of program			52
Restructuring Charges [Member]
Employee Service Share-based Compensation, Allocation of Recognized Period Costs [Line Items]
Restructuring lease charges incurred since inception of program	$ 28	$ 28	$ 28

Earnings Per Common Share (Details) (USD $) In Millions, except Share data, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Weighted Average Shares:
Weighted average common stock outstanding for basic earnings per common share									1,059,580,442	882,436,532	818,462,150
Incremental common shares from assumed:
Stock purchase contracts underlying common equity units									1,641,444	0	0
Exercise or issuance of stock-based awards									6,872,474	7,131,346	0
Weighted average common stock outstanding for diluted earnings per common share									1,068,094,360	889,567,878	818,462,150
Income (Loss) from Continuing Operations:
Income (loss) from continuing operations, net of income tax	$ 963	$ 3,444	$ 1,061	$ 924	$ (13)	$ 291	$ 1,526	$ 816	$ 6,392	$ 2,620	$ (2,509)
Less: Income (loss) from continuing operations, net of income tax, attributable to noncontrolling interests									(8)	(4)	(36)
Less: Preferred stock dividends	31	30	31	30	31	30	31	30	122	122	122
Preferred stock redemption premium	0	0	0	146	0	0	0	0	146	0	0
Income (loss) from continuing operations, net of income tax, available to MetLife, Inc.'s common shareholders									6,132	2,502	(2,595)
Basic	$ 0.88	$ 3.22	$ 0.98	$ 0.7	$ (0.04)	$ 0.3	$ 1.83	$ 0.95	$ 5.79	$ 2.83	$ (3.17)
Diluted	$ 0.88	$ 3.2	$ 0.97	$ 0.7	$ (0.04)	$ 0.29	$ 1.82	$ 0.95	$ 5.74	$ 2.81	$ (3.17)
Income (Loss) from Discontinued Operations:
Income (loss) from discontinued operations, net of income tax	25	6	32	(40)	23	3	11	6	23	43	62
Less: Income (loss) from discontinued operations, net of income tax, attributable to noncontrolling interests									0	0	0
Income (loss) from discontinued operations, net of income tax, available to MetLife, Inc.'s common shareholders									23	43	62
Basic	$ 0.02	$ 0.01	$ 0.03	$ (0.04)	$ 0.02	$ 0	$ 0.01	$ 0.01	$ 0.02	$ 0.05	$ 0.08
Diluted	$ 0.02	$ 0.01	$ 0.03	$ (0.04)	$ 0.02	$ 0	$ 0.01	$ 0.01	$ 0.02	$ 0.05	$ 0.08
Net Income (Loss):
Net income (loss)	988	3,450	1,093	884	10	294	1,537	822	6,415	2,663	(2,447)
Less: Net income (loss) attributable to noncontrolling interests	(2)	(6)	(7)	7	3	4	(10)	(1)	(8)	(4)	(36)
Less: Preferred stock dividends	31	30	31	30	31	30	31	30	122	122	122
Preferred stock redemption premium	0	0	0	146	0	0	0	0	146	0	0
Net income (loss) available to MetLife, Inc.'s common shareholders	$ 959	$ 3,426	$ 1,069	$ 701	$ (24)	$ 260	$ 1,516	$ 793	$ 6,155	$ 2,545	$ (2,533)
Basic	$ 0.9	$ 3.23	$ 1.01	$ 0.66	$ (0.02)	$ 0.3	$ 1.84	$ 0.96	$ 5.81	$ 2.88	$ (3.09)
Diluted	$ 0.9	$ 3.21	$ 1	$ 0.66	$ (0.02)	$ 0.29	$ 1.83	$ 0.96	$ 5.76	$ 2.86	$ (3.09)
Earnings Per Common Share (Textuals) [Abstract]
Shares excluded from the calculation of diluted earnings per common share as the assumed exercise or issuance are anti-dilutive											4,213,700

Quarterly Results of Operations (Unaudited) (Details) (USD $) In Millions, except Per Share data, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Quarterly Results of Operations (Unaudited)
Total revenues	$ 16,735	$ 20,454	$ 17,145	$ 15,908	$ 12,680	$ 12,335	$ 14,137	$ 13,096	$ 70,242	$ 52,248	$ 40,645
Total expenses	15,460	15,338	15,636	14,623	12,817	11,987	11,786	11,928	61,057	48,518	45,260
Income (loss) from continuing operations, net of income tax	963	3,444	1,061	924	(13)	291	1,526	816	6,392	2,620	(2,509)
Income (loss) from discontinued operations, net of income tax	25	6	32	(40)	23	3	11	6	23	43	62
Net income (loss)	988	3,450	1,093	884	10	294	1,537	822	6,415	2,663	(2,447)
Less: Net income (loss) attributable to noncontrolling interests	(2)	(6)	(7)	7	3	4	(10)	(1)	(8)	(4)	(36)
Net income (loss) attributable to MetLife, Inc.	990	3,456	1,100	877	7	290	1,547	823	6,423	2,667	(2,411)
Less: Preferred stock dividends	31	30	31	30	31	30	31	30	122	122	122
Preferred stock redemption premium	0	0	0	146	0	0	0	0	146	0	0
Net income (loss) available to MetLife, Inc.'s common shareholders	$ 959	$ 3,426	$ 1,069	$ 701	$ (24)	$ 260	$ 1,516	$ 793	$ 6,155	$ 2,545	$ (2,533)
Basic earnings per common share:
Income (loss) from continuing operations, net of income tax, available to MetLife, Inc.'s common shareholders	$ 0.88	$ 3.22	$ 0.98	$ 0.7	$ (0.04)	$ 0.3	$ 1.83	$ 0.95	$ 5.79	$ 2.83	$ (3.17)
Income (loss) from discontinued operations, net of income tax, attributable to MetLife, Inc.	$ 0.02	$ 0.01	$ 0.03	$ (0.04)	$ 0.02	$ 0	$ 0.01	$ 0.01	$ 0.02	$ 0.05	$ 0.08
Net income (loss) attributable to MetLife, Inc.	$ 0.93	$ 3.26	$ 1.04	$ 0.83	$ 0.01	$ 0.33	$ 1.88	$ 1
Net income (loss) available to MetLife, Inc.'s common shareholders	$ 0.9	$ 3.23	$ 1.01	$ 0.66	$ (0.02)	$ 0.3	$ 1.84	$ 0.96	$ 5.81	$ 2.88	$ (3.09)
Diluted earnings per common share:
Income (loss) from continuing operations, net of income tax, available to MetLife, Inc.'s common shareholders	$ 0.88	$ 3.2	$ 0.97	$ 0.7	$ (0.04)	$ 0.29	$ 1.82	$ 0.95	$ 5.74	$ 2.81	$ (3.17)
Income (loss) from discontinued operations, net of income tax, attributable to MetLife, Inc.	$ 0.02	$ 0.01	$ 0.03	$ (0.04)	$ 0.02	$ 0	$ 0.01	$ 0.01	$ 0.02	$ 0.05	$ 0.08
Net income (loss) attributable to MetLife, Inc.	$ 0.93	$ 3.24	$ 1.03	$ 0.82	$ 0.01	$ 0.33	$ 1.86	$ 0.99
Net income (loss) available to MetLife, Inc.'s common shareholders	$ 0.9	$ 3.21	$ 1	$ 0.66	$ (0.02)	$ 0.29	$ 1.83	$ 0.96	$ 5.76	$ 2.86	$ (3.09)

Business Segment Information (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Revenues
Premiums									$ 36,361	$ 27,071	$ 26,157
Universal life and investment-type product policy fees									7,806	6,028	5,197
Net investment income									19,586	17,494	14,729
Other revenues									2,532	2,328	2,329
Net investment gains (losses)									(867)	(408)	(2,901)
Net derivative gains (losses)									4,824	(265)	(4,866)
Total revenues	16,735	20,454	17,145	15,908	12,680	12,335	14,137	13,096	70,242	52,248	40,645
Expenses
Policyholder benefits and claims and policyholder dividends									36,917	30,672	29,654
Interest credited to policyholder account balances									5,603	4,919	4,845
Capitalization of DAC									(5,558)	(2,770)	(2,502)
Amortization of DAC and VOBA									4,898	2,477	1,055
Amortization of negative VOBA									(697)	(64)	0
Interest expense on debt									1,629	1,550	1,044
Other expenses									18,265	11,734	11,164
Total expenses	15,460	15,338	15,636	14,623	12,817	11,987	11,786	11,928	61,057	48,518	45,260
Provision for income tax expense (benefit)									2,793	1,110	(2,106)
Income (loss) from continuing operations, net of income tax	963	3,444	1,061	924	(13)	291	1,526	816	6,392	2,620	(2,509)
Latin America [Member]
Revenues
Net investment income									1,105	940	632
Expenses
Amortization of DAC and VOBA									211	144	111
Asia [Member]
Revenues
Net investment income									1,855	479	187
Expenses
Amortization of DAC and VOBA									1,439	277	194
Europe, the Middle East and Africa [Member]
Revenues
Net investment income									634	231	117
Expenses
Amortization of DAC and VOBA									679	100	41
Retail Products [Member]
Revenues
Net investment income									6,947	7,127	6,708
Expenses
Amortization of DAC and VOBA									2,084	1,482	226
Group, Voluntary and Worksite Benefits [Member]
Revenues
Net investment income									1,840	1,821	1,648
Expenses
Amortization of DAC and VOBA									467	457	466
Corporate Benefit Funding [Member]
Revenues
Net investment income									5,640	5,462	4,948
Expenses
Amortization of DAC and VOBA									17	16	14
Corporate & Other [Member]
Revenues
Net investment income									1,565	1,434	489
Expenses
Amortization of DAC and VOBA									1	1	3
Operating Segments [Member]
Revenues
Premiums									36,269	27,071	26,157
Universal life and investment-type product policy fees									7,528	5,817	5,055
Net investment income									19,661	16,869	14,594
Other revenues									1,911	1,675	1,473
Net investment gains (losses)									0	0	0
Net derivative gains (losses)									0	0	0
Total revenues									65,369	51,432	47,279
Expenses
Policyholder benefits and claims and policyholder dividends									36,241	29,974	29,106
Interest credited to policyholder account balances									6,057	4,697	4,849
Capitalization of DAC									(5,549)	(2,770)	(2,502)
Amortization of DAC and VOBA									4,355	2,443	1,885
Amortization of negative VOBA									(619)	(57)	0
Interest expense on debt									1,305	1,139	1,044
Other expenses									16,755	10,690	10,149
Total expenses									58,545	46,116	44,531
Provision for income tax expense (benefit)									1,934	1,489	513
Operating earnings									4,890	3,827	2,235
Operating Segments [Member] | The Americas [Member]
Revenues
Premiums									26,022	24,905	24,816
Universal life and investment-type product policy fees									5,715	5,127	4,546
Net investment income									15,713	15,553	14,043
Other revenues									1,433	1,261	1,230
Net investment gains (losses)									0	0	0
Net derivative gains (losses)									0	0	0
Total revenues									48,883	46,846	44,635
Expenses
Policyholder benefits and claims and policyholder dividends									29,586	28,453	28,186
Interest credited to policyholder account balances									4,284	4,390	4,603
Capitalization of DAC									(2,835)	(2,195)	(2,147)
Amortization of DAC and VOBA									2,255	2,065	1,647
Amortization of negative VOBA									(6)	(1)	0
Interest expense on debt									11	11	10
Other expenses									9,870	8,647	8,483
Total expenses									43,165	41,370	40,782
Provision for income tax expense (benefit)									1,866	1,770	1,241
Operating earnings									3,852	3,706	2,612
Operating Segments [Member] | Latin America [Member]
Revenues
Premiums									2,514	1,969	1,562
Universal life and investment-type product policy fees									757	630	546
Net investment income									1,025	927	624
Other revenues									15	12	7
Net investment gains (losses)									0	0	0
Net derivative gains (losses)									0	0	0
Total revenues									4,311	3,538	2,739
Expenses
Policyholder benefits and claims and policyholder dividends									2,064	1,829	1,412
Interest credited to policyholder account balances									371	370	331
Capitalization of DAC									(295)	(221)	(155)
Amortization of DAC and VOBA									207	144	111
Amortization of negative VOBA									(6)	(1)	0
Interest expense on debt									1	1	1
Other expenses									1,305	901	654
Total expenses									3,647	3,023	2,354
Provision for income tax expense (benefit)									150	92	120
Operating earnings									514	423	265
Operating Segments [Member] | Asia [Member]
Revenues
Premiums									7,472	1,596	949
Universal life and investment-type product policy fees									1,191	436	351
Net investment income									2,377	471	343
Other revenues									34	14	2
Net investment gains (losses)									0	0	0
Net derivative gains (losses)									0	0	0
Total revenues									11,074	2,517	1,645
Expenses
Policyholder benefits and claims and policyholder dividends									4,976	1,243	782
Interest credited to policyholder account balances									1,604	182	147
Capitalization of DAC									(1,981)	(381)	(208)
Amortization of DAC and VOBA									1,420	277	194
Amortization of negative VOBA									(555)	(49)	0
Interest expense on debt									0	0	2
Other expenses									4,312	975	577
Total expenses									9,776	2,247	1,494
Provision for income tax expense (benefit)									431	44	2
Operating earnings									867	226	149
Operating Segments [Member] | Europe, the Middle East and Africa [Member]
Revenues
Premiums									2,721	559	373
Universal life and investment-type product policy fees									467	116	52
Net investment income									660	181	117
Other revenues									125	9	5
Net investment gains (losses)									0	0	0
Net derivative gains (losses)									0	0	0
Total revenues									3,973	865	547
Expenses
Policyholder benefits and claims and policyholder dividends									1,553	245	122
Interest credited to policyholder account balances									169	125	99
Capitalization of DAC									(733)	(194)	(147)
Amortization of DAC and VOBA									679	100	41
Amortization of negative VOBA									(58)	(7)	0
Interest expense on debt									0	2	5
Other expenses									1,933	601	503
Total expenses									3,543	872	623
Provision for income tax expense (benefit)									166	2	(14)
Operating earnings									264	(9)	(62)
Operating Segments [Member] | Retail Products [Member]
Revenues
Premiums									4,741	4,540	4,823
Universal life and investment-type product policy fees									4,096	3,655	3,191
Net investment income									7,199	7,423	6,937
Other revenues									760	617	546
Net investment gains (losses)									0	0	0
Net derivative gains (losses)									0	0	0
Total revenues									16,796	16,235	15,497
Expenses
Policyholder benefits and claims and policyholder dividends									7,655	7,472	7,666
Interest credited to policyholder account balances									2,412	2,381	2,429
Capitalization of DAC									(2,038)	(1,472)	(1,492)
Amortization of DAC and VOBA									1,564	1,448	1,056
Amortization of negative VOBA									0	0	0
Interest expense on debt									1	2	6
Other expenses									5,262	4,481	4,550
Total expenses									14,856	14,312	14,215
Provision for income tax expense (benefit)									680	672	433
Operating earnings									1,260	1,251	849
Operating Segments [Member] | Group, Voluntary and Worksite Benefits [Member]
Revenues
Premiums									15,919	16,051	15,870
Universal life and investment-type product policy fees									630	616	633
Net investment income									1,983	1,923	1,716
Other revenues									409	385	438
Net investment gains (losses)									0	0	0
Net derivative gains (losses)									0	0	0
Total revenues									18,941	18,975	18,657
Expenses
Policyholder benefits and claims and policyholder dividends									14,580	14,475	14,311
Interest credited to policyholder account balances									178	192	210
Capitalization of DAC									(477)	(484)	(487)
Amortization of DAC and VOBA									467	457	466
Amortization of negative VOBA									0	0	0
Interest expense on debt									0	0	0
Other expenses									2,790	2,771	2,795
Total expenses									17,538	17,411	17,295
Provision for income tax expense (benefit)									437	490	415
Operating earnings									966	1,074	947
Operating Segments [Member] | Corporate Benefit Funding [Member]
Revenues
Premiums									2,848	2,345	2,561
Universal life and investment-type product policy fees									232	226	176
Net investment income									5,506	5,280	4,766
Other revenues									249	247	239
Net investment gains (losses)									0	0	0
Net derivative gains (losses)									0	0	0
Total revenues									8,835	8,098	7,742
Expenses
Policyholder benefits and claims and policyholder dividends									5,287	4,677	4,797
Interest credited to policyholder account balances									1,323	1,447	1,633
Capitalization of DAC									(25)	(18)	(13)
Amortization of DAC and VOBA									17	16	14
Amortization of negative VOBA									0	0	0
Interest expense on debt									9	8	3
Other expenses									513	494	484
Total expenses									7,124	6,624	6,918
Provision for income tax expense (benefit)									599	516	273
Operating earnings									1,112	958	551
Operating Segments [Member] | Corporate & Other [Member]
Revenues
Premiums									54	11	19
Universal life and investment-type product policy fees									155	138	106
Net investment income									911	664	91
Other revenues									319	391	236
Net investment gains (losses)									0	0	0
Net derivative gains (losses)									0	0	0
Total revenues									1,439	1,204	452
Expenses
Policyholder benefits and claims and policyholder dividends									126	33	16
Interest credited to policyholder account balances									0	0	0
Capitalization of DAC									0	0	0
Amortization of DAC and VOBA									1	1	3
Amortization of negative VOBA									0	0	0
Interest expense on debt									1,294	1,126	1,027
Other expenses									640	467	586
Total expenses									2,061	1,627	1,632
Provision for income tax expense (benefit)									(529)	(327)	(716)
Operating earnings									(93)	(96)	(464)
Significant Reconciling Items [Member]
Revenues
Premiums									92	0	0
Universal life and investment-type product policy fees									278	211	142
Net investment income									(75)	625	135
Other revenues									621	653	856
Net investment gains (losses)									(867)	(408)	(2,901)
Net derivative gains (losses)									4,824	(265)	(4,866)
Total revenues									4,873	816	(6,634)
Expenses
Policyholder benefits and claims and policyholder dividends									676	698	548
Interest credited to policyholder account balances									(454)	222	(4)
Capitalization of DAC									(9)	0	0
Amortization of DAC and VOBA									543	34	(830)
Amortization of negative VOBA									(78)	(7)	0
Interest expense on debt									324	411	0
Other expenses									1,510	1,044	1,015
Total expenses									2,512	2,402	729
Provision for income tax expense (benefit)									$ 859	$ (379)	$ (2,619)

Business Segment Information (Details 1) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Segment Reporting Information [Line Items]
Total assets	$ 796,226	$ 728,249
Separate account assets	203,023	183,138
Separate account liabilities	203,023	183,138
Latin America [Member]
Segment Reporting Information [Line Items]
Total assets	20,315	22,079
Separate account assets	2,880	2,691
Separate account liabilities	2,880	2,691
Asia [Member]
Segment Reporting Information [Line Items]
Total assets	112,955	108,856
Separate account assets	5,532	5,332
Separate account liabilities	5,532	5,332
Europe, the Middle East and Africa [Member]
Segment Reporting Information [Line Items]
Total assets	32,891	32,066
Separate account assets	1,073	1,642
Separate account liabilities	1,073	1,642
Retail Products [Member]
Segment Reporting Information [Line Items]
Total assets	295,012	271,937
Separate account assets	128,208	116,357
Separate account liabilities	128,208	116,357
Group, Voluntary and Worksite Benefits [Member]
Segment Reporting Information [Line Items]
Total assets	51,776	44,637
Separate account assets	479	492
Separate account liabilities	479	492
Corporate Benefit Funding [Member]
Segment Reporting Information [Line Items]
Total assets	195,217	179,672
Separate account assets	64,851	56,624
Separate account liabilities	64,851	56,624
Corporate & Other [Member]
Segment Reporting Information [Line Items]
Total assets	88,060	69,002
Separate account assets	0	0
Separate account liabilities	$ 0	$ 0

Business Segment Information (Details 2) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Segment Reporting Information [Line Items]
Premiums, Universal Life and Investment-Type Policy Fees and Other Revenue by Product Groups for Reportable Segment	$ 46,699	$ 35,427	$ 33,683
Life Insurance [Member]
Segment Reporting Information [Line Items]
Premiums, Universal Life and Investment-Type Policy Fees and Other Revenue by Product Groups for Reportable Segment	30,486	23,978	22,774
Accident and Health [Member]
Segment Reporting Information [Line Items]
Premiums, Universal Life and Investment-Type Policy Fees and Other Revenue by Product Groups for Reportable Segment	12,269	7,480	6,897
Property and Casualty [Member]
Segment Reporting Information [Line Items]
Premiums, Universal Life and Investment-Type Policy Fees and Other Revenue by Product Groups for Reportable Segment	3,043	2,956	2,946
Non-Insurance [Member]
Segment Reporting Information [Line Items]
Premiums, Universal Life and Investment-Type Policy Fees and Other Revenue by Product Groups for Reportable Segment	$ 901	$ 1,013	$ 1,066

Business Segment Information (Details Textuals) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Business Segment Information [Abstract]
Operating revenues derived from any customer did not exceed 10% of consolidated revenues	$ 0	$ 0	$ 0
Operating revenues from U.S. Operations	44,700,000,000	43,700,000,000	41,400,000,000
Percent of Operating revenues from U.S. Operations representative of consolidated operating revenues	68.00%	85.00%	88.00%
Segment Reporting Information [Line Items]
Total assets	796,226,000,000	728,249,000,000
Japan [Member]
Segment Reporting Information [Line Items]
Operating revenues from Japan operations	9,300,000,000	0	0
Percent of operating revenues from Japan representative of consolidated operating revenues	14.00%
Total assets	103,900,000,000	87,500,000,000
Percent of total assets from Japan operations	13.00%	12.00%
GMIB [Member]
Segment Reporting Information [Line Items]
Prior period reclassifications to conform with current period presentation in connection with reclassifications that affected assets, liabilities and results of operations on a segment basis with no impact to the consolidated results		(64,000,000)	(90,000,000)
Prior period adjustment to consolidated operating earnings tax expense		(34,000,000)	(49,000,000)
Divested Business [Member]
Segment Reporting Information [Line Items]
Prior period reclassifications to conform with current period presentation in connection with reclassifications that affected assets, liabilities and results of operations on a segment basis with no impact to the consolidated results		111,000,000	211,000,000
Prior period adjustment to consolidated operating earnings tax expense		$ 66,000,000	$ 139,000,000

Discontinued Operations (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Discontinued Operations in Consolidated Statements of Operations
Total revenues	$ 16,735	$ 20,454	$ 17,145	$ 15,908	$ 12,680	$ 12,335	$ 14,137	$ 13,096	$ 70,242	$ 52,248	$ 40,645
Total expenses	15,460	15,338	15,636	14,623	12,817	11,987	11,786	11,928	61,057	48,518	45,260
Provision for income tax expense (benefit)									2,793	1,110	(2,106)
Income (loss) from discontinued operations, net of income tax	25	6	32	(40)	23	3	11	6	23	43	62
MetLife Taiwan Insurance Company Limited [Member]
Discontinued Operations in Consolidated Statements of Operations
Total revenues									379	440	386
Total expenses									363	406	373
Income (loss) before provision for income tax									16	34	13
Provision for income tax expense (benefit)									(4)	12	4
Income (loss) from operations of discontinued operations, net of income tax									20	22	9
Gain (loss) on disposal, net of income tax									(64)	0	0
Income (loss) from discontinued operations, net of income tax									(44)	22	9
Texas Life Insurance Company [Member]
Discontinued Operations in Consolidated Statements of Operations
Total revenues											25
Total expenses											19
Income (loss) before provision for income tax											6
Provision for income tax expense (benefit)											2
Income (loss) from operations of discontinued operations, net of income tax											4
Gain (loss) on disposal, net of income tax											28
Income (loss) from discontinued operations, net of income tax											$ 32

Discontinued Operations (Details 1) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Discontinued Operations in the Consolidated Balance Sheet
Total assets held-for-sale	$ 0	$ 3,331
Total liabilities held-for-sale	0	3,043
Major classes of assets and liabilities included above:
Total investments	511,379	460,276
Total future policy benefits	184,275	170,922
Met Life Taiwan Insurance Company Limited [Member]
Discontinued Operations in the Consolidated Balance Sheet
Total assets held-for-sale		3,331
Total liabilities held-for-sale		3,043
Major classes of assets and liabilities included above:
Total investments		2,726
Total future policy benefits		$ 2,461

Discontinued Operations (Details Textuals) (USD $) In Millions, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Discontinued Operations (Textuals) [Abstract]
Real Estate Held-for-sale	$ 114				$ 300				$ 114	$ 300
Income (loss) from discontinued operations, net of income tax	25	6	32	(40)	23	3	11	6	23	43	62
Real Estate [Member]
Discontinued Operations (Textuals) [Abstract]
Real Estate Held-for-sale	114				300				114	300
Income (loss) from discontinued operations, net of income tax									$ 67	$ 15	$ 23

Subsequent Events (Details) (USD $)	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2011 Asbestos Related Claims [Member] Claims	Dec. 31, 2010 Asbestos Related Claims [Member] Claims	Dec. 31, 2009 Asbestos Related Claims [Member] Claims	Dec. 31, 2008 Asbestos Related Claims [Member] Claims	Dec. 31, 2007 Asbestos Related Claims [Member] Claims	Dec. 31, 2006 Asbestos Related Claims [Member] Claims	Dec. 31, 2005 Asbestos Related Claims [Member] Claims	Dec. 31, 2004 Asbestos Related Claims [Member] Claims	Dec. 31, 2003 Asbestos Related Claims [Member] Claims	Dec. 31, 2011 Unclaimed Property [Member]	Dec. 31, 2011 Performance Shares [Member] Performance_Factor	Dec. 31, 2011 Liability Award Performance Units [Member]	Dec. 31, 2011 Certain Businesses of MetLife Bank [Member]	Dec. 31, 2011 Minimum [Member]	Dec. 31, 2011 Maximum [Member]	Dec. 31, 2011 Series A Preferred Stock [Member]	Sep. 30, 2011 Series A Preferred Stock [Member]	Jun. 30, 2011 Series A Preferred Stock [Member]	Mar. 31, 2011 Series A Preferred Stock [Member]	Dec. 31, 2010 Series A Preferred Stock [Member]	Sep. 30, 2010 Series A Preferred Stock [Member]	Jun. 30, 2010 Series A Preferred Stock [Member]	Mar. 31, 2010 Series A Preferred Stock [Member]	Dec. 31, 2009 Series A Preferred Stock [Member]	Sep. 30, 2009 Series A Preferred Stock [Member]	Jun. 30, 2009 Series A Preferred Stock [Member]	Mar. 31, 2009 Series A Preferred Stock [Member]	Dec. 31, 2011 Series A Preferred Stock [Member]	Dec. 31, 2010 Series A Preferred Stock [Member]	Dec. 31, 2009 Series A Preferred Stock [Member]	Dec. 31, 2011 Series B Preferred Stock [Member]	Sep. 30, 2011 Series B Preferred Stock [Member]	Jun. 30, 2011 Series B Preferred Stock [Member]	Mar. 31, 2011 Series B Preferred Stock [Member]	Dec. 31, 2010 Series B Preferred Stock [Member]	Sep. 30, 2010 Series B Preferred Stock [Member]	Jun. 30, 2010 Series B Preferred Stock [Member]	Mar. 31, 2010 Series B Preferred Stock [Member]	Dec. 31, 2009 Series B Preferred Stock [Member]	Sep. 30, 2009 Series B Preferred Stock [Member]	Jun. 30, 2009 Series B Preferred Stock [Member]	Mar. 31, 2009 Series B Preferred Stock [Member]	Dec. 31, 2011 Series B Preferred Stock [Member]	Dec. 31, 2010 Series B Preferred Stock [Member]	Dec. 31, 2009 Series B Preferred Stock [Member]	May 22, 2012 Subsequent Event [Member]	Mar. 31, 2012 Subsequent Event [Member] Asbestos Related Claims [Member] Claims	Mar. 31, 2012 Subsequent Event [Member] Unclaimed Property [Member]	Sep. 30, 2011 Subsequent Event [Member] Unclaimed Property [Member]	Mar. 31, 2012 Subsequent Event [Member] Total Asset Recovery Services, LLC Minnesota v. MetLife, Inc et Al [Member] Contracts	Mar. 31, 2012 Subsequent Event [Member] Derivative Actions and Demands [Member] Plaintiffs	Dec. 31, 2011 Subsequent Event [Member] Performance Shares [Member] Performance_Factor	Jun. 30, 2012 Subsequent Event [Member] Performance Shares [Member]	Dec. 31, 2011 Subsequent Event [Member] Liability Award Performance Units [Member]	Jun. 30, 2012 Subsequent Event [Member] Liability Award Performance Units [Member]	Apr. 30, 2012 Subsequent Event [Member] Certain Businesses of MetLife Bank [Member]	Dec. 31, 2011 Subsequent Event [Member] Minimum [Member]	Dec. 31, 2011 Subsequent Event [Member] Maximum [Member]	Jun. 30, 2012 Subsequent Event [Member] Dividend Declared [Member] Series A Preferred Stock [Member]	Jun. 30, 2012 Subsequent Event [Member] Dividend Declared [Member] Series B Preferred Stock [Member]	Mar. 31, 2012 Subsequent Event [Member] Dividend Paid [Member] Series A Preferred Stock [Member]	Mar. 31, 2012 Subsequent Event [Member] Dividend Paid [Member] Series B Preferred Stock [Member]
Subsequent Event [Line Items]
Preferred stock, dividend rate																																																													$ 0.2555555	$ 0.40625
Preferred stock, cash paid																																																															$ 0.2527777	$ 0.40625
Preferred stock, dividends																		$ 7,000,000	$ 6,000,000	$ 7,000,000	$ 6,000,000	$ 7,000,000	$ 6,000,000	$ 7,000,000	$ 6,000,000	$ 7,000,000	$ 6,000,000	$ 7,000,000	$ 6,000,000	$ 26,000,000	$ 26,000,000	$ 26,000,000	$ 24,000,000	$ 24,000,000	$ 24,000,000	$ 24,000,000	$ 24,000,000	$ 24,000,000	$ 24,000,000	$ 24,000,000	$ 24,000,000	$ 24,000,000	$ 24,000,000	$ 24,000,000	$ 96,000,000	$ 96,000,000	$ 96,000,000														$ 7,000,000	$ 24,000,000	$ 6,000,000	$ 24,000,000
Additional business expenses expected related to the exit of business																90,000,000	110,000,000																																										70,000,000	108,000,000
Total assets to be disposed	796,226,000,000	728,249,000,000													11,000,000,000																																											8,300,000,000
Total liabilities to be disposed	738,232,000,000	680,914,000,000													10,000,000,000																																											8,200,000,000
Vesting period													3 years	3 years																																								3 years		3 years
Performance Shares, performance factor lower range													0																																									0
Performance Shares, performance factor upper range													2																																									2
Performance units, performance factor lower range														0																																										0
Performance units, performance factor upper range														2																																										2
Performance Factor													0.9																																									1.13		1.13
Vested in Period													824,825	25,521																																								1,791,609		51,144
Common stock to be issued for performance awards																																																							2,024,518		57,793
The approximate minimum amount of the aggregate range of reasonably possible losses in excess of amounts accrued for matters as to which an estimate can be made	0																																															0
The approximate maximum amount of the aggregate range of reasonably possible losses in excess of amounts accrued for matters as to which an estimate can be made	145,000,000																																															125,000,000
Asbestos-Related Claims			4,972	5,670	3,910	5,063	7,161	7,870	18,500	23,900	58,750																																						1,214
After tax charge to increase reserves in connection with identification of potential life insurance claims through database searches												117,000,000																																							117,000,000
Multistate examination payment to be allocated among settling states																																																		40,000,000
After tax charge for the multistate examination payment and the expected acceleration of benefit payments to policyholders under settlements																																																		52,000,000
Damages Sought																																																				228,000,000
Assumed average face amount of life insurance policies in lawsuit																																																				$ 130,000
Number of life insurance contracts named in legal action																																																				584
Number of plaintiffs																																																					5

Consolidated Summary of Investments - Other Than Investments in Related Parties (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Investments:
Amortized cost of fixed maturity securities available-for-sale	$ 329,811	$ 317,617
Fixed maturity securities relating to variable interest entities	350,271	324,797
Cost of trading securities	19,632
Trading and other securities relating to variable interest entities	18,268	18,589
Cost of equity securities available-for-sale	3,208
Equity securities	3,023	3,602
Mortgage loans:
Mortgage loans, at estimated fair value, relating to variable interest entities	56,915	58,976
Held-for-sale, principally at estimated fair value	15,178	3,321
Mortgage loans, net	72,093	62,297
Policy loans	11,892	11,761
Real estate and real estate joint ventures	8,299
Real estate acquired in satisfaction of debt	264
Other limited partnership interests relating to variable interest entities	6,378	6,416
Short-term investments, principally at estimated fair value	17,310	9,384
Other invested assets relating to variable interest entities	23,581	15,400
Total Investments	492,468
Total investments	511,379	460,276
Foreign government debt securities [Member]
Investments:
Amortized cost of fixed maturity securities available-for-sale	49,976
Fixed maturity securities relating to variable interest entities	52,536
U.S. Treasury and agency securities [Member]
Investments:
Amortized cost of fixed maturity securities available-for-sale	34,132
Fixed maturity securities relating to variable interest entities	40,012
Public Utility, Bonds [Member]
Investments:
Amortized cost of fixed maturity securities available-for-sale	11,959
Fixed maturity securities relating to variable interest entities	13,590
Cost of equity securities available-for-sale	0
Equity securities	0
State and political subdivision securities [Member]
Investments:
Amortized cost of fixed maturity securities available-for-sale	11,975
Fixed maturity securities relating to variable interest entities	13,235
All Other Corporate Bonds [Member]
Investments:
Amortized cost of fixed maturity securities available-for-sale	145,342
Fixed maturity securities relating to variable interest entities	153,587
Total Bonds [Member]
Investments:
Amortized cost of fixed maturity securities available-for-sale	253,384
Fixed maturity securities relating to variable interest entities	272,960
Mortgage-backed and asset-backed securities [Member]
Investments:
Amortized cost of fixed maturity securities available-for-sale	73,675
Fixed maturity securities relating to variable interest entities	74,685
Redeemable preferred stock [Member]
Investments:
Amortized cost of fixed maturity securities available-for-sale	2,688
Fixed maturity securities relating to variable interest entities	2,626
Other fixed maturity securities [Member]
Investments:
Amortized cost of fixed maturity securities available-for-sale	0
Fixed maturity securities relating to variable interest entities	0
Non-redeemable preferred stock [Member]
Investments:
Cost of equity securities available-for-sale	989
Equity securities	818
Industrial, Miscellaneous, and All Others [Member]
Investments:
Cost of equity securities available-for-sale	2,120
Equity securities	2,105
Financial Services Industry [Member]
Investments:
Cost of equity securities available-for-sale	99
Equity securities	$ 100

Condensed Financial Information of Registrant (Details) (USD $) In Millions, except Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Sep. 30, 2010	Dec. 31, 2009	Dec. 31, 2008
Investments:
Available-for-sale Securities, Debt Securities	$ 350,271	$ 324,797
Available-for-sale Securities, Equity Securities	3,023	3,602
Short-term investments, principally at estimated fair value	17,310	9,384
Other Investments	23,581	15,400
Total investments	511,379	460,276
Cash and Cash Equivalents, at Carrying Value	10,461	12,957	12,957	10,024	24,131
Accrued Investment Income Receivable	4,344	4,328
Other Assets	7,984	8,174
Total assets	796,226	728,249
Liabilities
Collateral financing arrangements	4,647	5,297
Junior subordinated debt securities	3,192	3,191
Other Liabilities	30,914	20,366
Total liabilities	738,232	680,914
Equity
Common stock, par value $0.01 per share; 3,000,000,000 shares authorized; 1,061,150,915 and 989,031,704 shares issued at December 31, 2011and 2010, respectively; 1,057,957,028 and 985,837,817 shares outstanding at December 31, 2011 and 2010, respectively	11	10
Additional paid-in capital	26,782	26,423
Retained earnings	24,814	19,446
Treasury stock, at cost; 3,193,887 shares at December 31, 2011 and 2010	(172)	(172)
Accumulated other comprehensive income (loss)	6,083	1,145
Total stockholders' equity	57,519	46,853
Total liabilities and stockholders' equity	796,226	728,249
Amortized cost of fixed maturity securities available-for-sale	329,811	317,617
Cost of equity securities available-for-sale	3,208	3,621
Preferred stock, shares authorized	200,000,000
Common stock, par value	$ 0.01	$ 0.01
Common stock, shares authorized	3,000,000,000	3,000,000,000
Common stock, shares issued	1,061,150,915	989,031,704
Common stock, shares outstanding	1,057,957,028	985,837,817
Treasury stock, shares	3,193,887	3,193,887
Noncumulative Preferred Stock
Equity
Preferred Stock	1	1
Preferred stock, par value	$ 0.01	$ 0.01
Preferred stock, shares authorized	200,000,000	200,000,000
Preferred stock, shares issued	84,000,000	84,000,000
Preferred stock, shares outstanding	84,000,000	84,000,000
Preferred stock, aggregate liquidation preference	$ 2,100	$ 2,100
Convertible Preferred Stock
Equity
Preferred Stock		0
Preferred stock, par value	$ 0.01	$ 0.01
Preferred stock, shares issued	0	6,857,000
Preferred stock, shares outstanding	0	6,857,000
Preferred stock, aggregate liquidation preference		$ 0.01
Parent Company [Member]
Investments:
Available-for-sale Securities, Debt Securities	4,419	2,740
Available-for-sale Securities, Equity Securities	13	15
Short-term investments, principally at estimated fair value	667	33
Other Investments	275	114
Total investments	5,374	2,902
Cash and Cash Equivalents, at Carrying Value	309	624
Accrued Investment Income Receivable	44	42
Investment in subsidiaries	74,281	64,060
Loans to subsidiaries	0	1,275
Receivables from subsidiaries	165	73
Other Assets	1,201	1,320
Total assets	81,374	70,296
Liabilities
Payables for collateral under securities loaned and other transactions	1,180	660
Long-term debt - unaffiliated	15,666	16,258
Long-term debt - affiliated	500	665
Collateral financing arrangements	2,797	2,797
Junior subordinated debt securities	1,748	1,748
Other Liabilities	1,964	1,315
Total liabilities	23,855	23,443
Equity
Common stock, par value $0.01 per share; 3,000,000,000 shares authorized; 1,061,150,915 and 989,031,704 shares issued at December 31, 2011and 2010, respectively; 1,057,957,028 and 985,837,817 shares outstanding at December 31, 2011 and 2010, respectively	11	10
Additional paid-in capital	26,782	26,423
Retained earnings	24,814	19,446
Treasury stock, at cost; 3,193,887 shares at December 31, 2011 and 2010	(172)	(172)
Accumulated other comprehensive income (loss)	6,083	1,145
Total stockholders' equity	57,519	46,853
Total liabilities and stockholders' equity	81,374	70,296
Amortized cost of fixed maturity securities available-for-sale	4,350	2,691
Cost of equity securities available-for-sale	17	18
Common stock, par value	$ 0.01	$ 0.01
Common stock, shares authorized	3,000,000,000	3,000,000,000
Common stock, shares issued	1,061,150,915	989,031,704
Common stock, shares outstanding	1,057,957,028	985,837,817
Treasury stock, shares	3,193,887	3,193,887
Parent Company [Member] | Noncumulative Preferred Stock
Equity
Preferred Stock	1	1
Preferred stock, par value	$ 0.01	$ 0.01
Preferred stock, shares authorized	200,000,000	200,000,000
Preferred stock, shares issued	84,000,000	84,000,000
Preferred stock, shares outstanding	84,000,000	84,000,000
Preferred stock, aggregate liquidation preference	$ 2,100	$ 2,100
Parent Company [Member] | Convertible Preferred Stock
Equity
Preferred Stock	$ 0	$ 0
Preferred stock, par value	$ 0.01	$ 0.01
Preferred stock, shares issued	0	6,857,000
Preferred stock, shares outstanding	0	6,857,000

Condensed Financial Information of Registrant (Details 1) (USD $) In Millions, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Condensed Statements of Operations
Net investment income									$ 19,586	$ 17,494	$ 14,729
Other income									2,532	2,328	2,329
Net investment gains (losses):
Other-than-temporary impairments on fixed maturity securities									(924)	(682)	(2,432)
Other net investment gains (losses)									88	62	(1,408)
Total net investment gains (losses)									(867)	(408)	(2,901)
Net derivative gains (losses)									4,824	(265)	(4,866)
Other expenses									(18,537)	(12,927)	(10,761)
Income (loss) before provision for income tax									9,185	3,730	(4,615)
Provision for income tax expense (benefit)									2,793	1,110	(2,106)
Net income (loss)	988	3,450	1,093	884	10	294	1,537	822	6,415	2,663	(2,447)
Less: Preferred stock dividends	31	30	31	30	31	30	31	30	122	122	122
Net income (loss) available to common shareholders	959	3,426	1,069	701	(24)	260	1,516	793	6,155	2,545	(2,533)
Preferred stock redemption premium	0	0	0	146	0	0	0	0	146	0	0
Comprehensive income (loss)									11,328	6,812	9,081
Parent Company [Member]
Condensed Statements of Operations
Equity in earnings of subsidiaries									6,979	3,318	(1,976)
Net investment income									121	144	153
Other income									155	144	155
Net investment gains (losses):
Other-than-temporary impairments on fixed maturity securities									0	0	(23)
Other net investment gains (losses)									(146)	31	(85)
Total net investment gains (losses)									(146)	31	(108)
Net derivative gains (losses)									82	(81)	199
Interest expense									(1,007)	(882)	(776)
Other expenses									(149)	(319)	(202)
Income (loss) before provision for income tax									6,035	2,355	(2,555)
Provision for income tax expense (benefit)									(388)	(312)	(144)
Net income (loss)									6,423	2,667	(2,411)
Less: Preferred stock dividends									122	122	122
Net income (loss) available to common shareholders									6,155	2,545	(2,533)
Preferred stock redemption premium									146	0	0
Comprehensive income (loss)									$ 11,361	$ 6,861	$ 8,793

Condensed Financial Information of Registrant (Details 2) (USD $) In Millions, unless otherwise specified	3 Months Ended								12 Months Ended				12 Months Ended
	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Nov. 01, 2010	Dec. 31, 2011 Parent Company [Member]	Dec. 31, 2010 Parent Company [Member]	Dec. 31, 2009 Parent Company [Member]	Dec. 31, 2008 Parent Company [Member]
Cash flows from operating activities
Net income (loss)	$ 988	$ 3,450	$ 1,093	$ 884	$ 10	$ 294	$ 1,537	$ 822	$ 6,415	$ 2,663	$ (2,447)		$ 6,423	$ 2,667	$ (2,411)
Earnings of subsidiaries													(6,979)	(3,318)	1,976
Dividends from subsidiaries													2,578	916	515
Other, net													697	376	(458)
Net cash provided by (used in) operating activities									10,273	7,985	3,797		2,719	641	(378)
Cash flows from investing activities
Sales of fixed maturity securities													3,265	7,422	1,005
Purchases of fixed maturity securities									(116,939)	(100,713)	(83,940)		(4,787)	(6,542)	(3,002)
Sales of equity securities									2,006	1,371	2,545		1	5	0
Purchases of equity securities									(1,481)	(949)	(1,986)		0	0	(3)
Cash received in connection with freestanding derivatives									2,815	1,814	3,292		257	200	239
Cash paid in connection with freestanding derivatives									(3,478)	(2,548)	(5,393)		(276)	(450)	(496)
Sales of businesses									54	0	180		180	0	130
Disposal of subsidiary									4	0	(19)		0	0	(19)
Purchases of businesses													0	(7,196)	0
Expense paid on behalf of subsidiaries													(75)	(72)	(69)
Repayments of loans to subsidiaries													1,275	300	0
Investment in preferred stock of subsidiary													(250)	(50)	(75)
Returns of capital from subsidiaries													591	54	0
Capital contributions to subsidiaries													(1,439)	(374)	(876)
Net change in short-term investments									(7,949)	3,033	5,534		(620)	271	772
Other, net									(169)	(186)	(160)		(10)	(35)	186
Net cash used in investing activities									(22,218)	(18,303)	(13,929)		(1,888)	(6,467)	(2,208)
Cash flows from financing activities
Net change in payables for collateral under securities loaned and other transactions									6,444	3,076	(6,863)		520	233	84
Net change in short-term debt									380	(606)	(1,747)		0	0	(300)
Long-term debt issued									1,346	5,090	2,961		0	2,987	1,647
Long-term debt repaid									(2,042)	(1,061)	(555)		(750)	0	0
Cash received in connection with collateral financing arrangements													100	0	775
Cash paid in connection with collateral financing arrangements													(63)	0	(400)
Junior subordinated debt securities issued									0	0	500		0	0	500
Debt issuance costs									(1)	(14)	(30)		(1)	(14)	(30)
Stock options exercised									88	52	8		88	5	8
Common stock issued, net of issuance costs									2,950	3,529	0		2,950	3,576	0
Common stock issued to settle stock forward contracts									0	0	1,035		0	0	1,035
Redemption of convertible preferred stock									(2,805)	0	0		(2,805)	0	0
Preferred stock redemption premium	0	0	0	(146)	0	0	0	0	(146)	0	0		(146)	0	0
Dividends on preferred stock									(122)	(122)	(122)		(122)	(122)	(122)
Dividends on common stock									(787)	(784)	(610)		(787)	(784)	(610)
Other, net									125	(304)	(42)		(130)	(110)	0
Net cash provided by financing activities									9,382	13,381	(4,103)		(1,146)	5,771	2,587
Change in cash and cash equivalents									(2,585)	2,934	(14,127)		(315)	(55)	1
Cash and cash equivalents, beginning of year														624	679	678
Cash and cash equivalents, end of year													309	624	679
Supplemental disclosures of cash flow information:
Net cash paid (received) during the year for Interest									1,565	1,489	989		997	808	704
Net cash paid (received) during the year for Income tax									676	(23)	397		(659)	(474)	104
Business acquisitions:
Assets acquired									327	125,728	0		0	125,728	0
Liabilities assumed									(94)	(109,306)	0		0	(109,306)	0
Redeemable and non-redeemable noncontrolling interests assumed	0				(130)				0	(130)	0		0	(130)	0
Net assets acquired	233				16,292				233	16,292	0	16,292	0	16,292	0
Business acquisitions cash paid									(233)	(7,196)	0		0	(7,196)	0
Other purchase price adjustments	0				98				0	98	0		0	98	0
Business acquisitions securities issued	0				9,194				0	9,194	0		0	9,194	0
Cash paid excluding transaction costs									0	88	0		0	88	0
Remarketing of debt securities:
Fixed maturity securities redeemed									0	0	32		0	0	32
Long-term debt issued									0	0	1,035		0	0	1,035
Junior subordinated debt securities redeemed									0	0	1,067		0	0	1,067
Issuance of collateral financing arrangements													0	0	105
Dividends from subsidiaries													170	874	0
Returns of capital from subsidiaries													47	0	0
Capital contribution to subsidiary													316	0	105
Allocation of interest expense to subsidiary													29	30	44
Allocation of interest income to subsidiary													68	46	56
Issuance of loan to subsidiary via transfer of fixed maturity securities													$ 0	$ 0	$ 300

Condensed Financial Information of Registrant (Details 3) (Parent Company [Member], USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2009	Dec. 31, 2010
Loans to Subsidiaries
Loans to subsidiaries	$ 0		$ 1,275
Loans to Subsidiaries - Surplus Note MLIC $775 Million Maturing Dec 2011 [Member]
Loans to Subsidiaries
Loans to Subsidiaries Instrument, Interest Rate Terms	Six-month LIBOR	6-month LIBOR
Loans to Subsidiaries Instrument, Basis Spread on Variable Rate	1.80%	1.80%
Loans to Subsidiaries Instrument, Maturity Date	December 31, 2011
Loans to subsidiaries	0	775	775
Loans to Subsidiaries - MLIC $400 Million Maturing Dec 2032 [Member]
Loans to Subsidiaries
Loans to Subsidiaries Instrument, Interest Rate Stated Percentage	7.13%
Loans to Subsidiaries Instrument, Maturity Date	December 15, 2032
Loans to subsidiaries	0		400
Loans to Subsidiaries - MLIC $100 Million Maturing Jan 2033 [Member]
Loans to Subsidiaries
Loans to Subsidiaries Instrument, Interest Rate Stated Percentage	7.13%
Loans to Subsidiaries Instrument, Maturity Date	January 15, 2033
Loans to subsidiaries	$ 0		$ 100

Condensed Financial Information of Registrant (Details 4) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2011 Parent Company [Member]	Dec. 31, 2010 Parent Company [Member]	Dec. 31, 2009 Parent Company [Member]	Dec. 31, 2011 Parent Company [Member] Senior Notes, Unaffiliated [Member]	Dec. 31, 2010 Parent Company [Member] Senior Notes, Unaffiliated [Member]	Dec. 31, 2011 Parent Company [Member] Senior Notes, Affiliated [Member]	Dec. 31, 2010 Parent Company [Member] Senior Notes, Affiliated [Member]	Dec. 31, 2011 Parent Company [Member] Other Affiliated Debt [Member]	Dec. 31, 2010 Parent Company [Member] Other Affiliated Debt [Member]
Long-term Debt [Abstract]
Interest Rate Range Minimum						0.57%		5.00%		0.95%
Interest Rate Range Maximum						7.72%		6.82%		1.07%
Weighted Average Interest Rate					1.25%	4.84%		5.48%		1.01%
Debt Instrument, Maturity Date Range, Start						2012		2011		2015
Debt Instrument, Maturity Date Range, End						2045		2011		2016
Senior notes - unaffiliated			$ 15,666	$ 16,258		$ 15,666	$ 16,258	$ 0	$ 165
Other Affiliated Debt			500	665						500	500
Long-term Debt	$ 23,692	$ 27,586	$ 16,166	$ 16,923

Condensed Financial Information of Registrant (Details 5) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Interest Expense [Abstract]
Interest Expense, Junior Subordinated Debentures	$ 258	$ 258	$ 231
Total interest expense	975	815	713
Parent Company [Member]
Interest Expense [Abstract]
Interest Expense, Long-term Debt Unaffiliated	806	689	589
Interest Expense, Long-term Debt Affiliated	16	15	16
Interest Expense, Collateral Financing Arrangements	43	44	59
Interest Expense, Junior Subordinated Debentures	134	134	112
Interest Expense, Stock Purchase Contracts	8	0	0
Total interest expense	$ 1,007	$ 882	$ 776

Condensed Financial Information of Registrant (Details 6) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Nov. 01, 2010
Notes to Condensed Financial Information of Registrant (Textuals) [Abstract]
Effective date of acquisition		November 1, 2010
Total fair value of consideration transferred				$ 16,390,000,000
Short-term debt	686,000,000	306,000,000
Short-term Debt, average daily balance	447,000,000	687,000,000
Short-term Debt Average Days Outstanding	19 days	21 days
Cash received from purchase of businesses	70,000,000	4,175,000,000	0
Parent Company [Member]
Notes to Condensed Financial Information of Registrant (Textuals) [Abstract]
Loans to subsidiaries	0	1,275,000,000
Loans to Subsidiaries, Interest Income	40,000,000	63,000,000	50,000,000
Long Term Debt Aggregate Maturities, Year One	797,000,000
Long Term Debt Aggregate Maturities, Year Two	749,000,000
Long Term Debt Aggregate Maturities, Year Three	1,400,000,000
Long Term Debt Aggregate Maturities, Year Four	1,300,000,000
Long Term Debt Aggregate Maturities, Year Five	1,500,000,000
Long Term Debt Aggregate Maturities, After Year Five	10,500,000,000
Short-term debt	0	0
Weighted Average Interest Rate			1.25%
Short-term Debt, average daily balance			5,000,000
Short-term Debt Average Days Outstanding			6 days
Cash paid included in transaction cost	0	0	19,000,000
Cash received from purchase of businesses	0	0	0
Parent Company [Member] | Loans to Subsidiaries - Surplus Note MLIC $775 Million Maturing Dec 2011 [Member]
Notes to Condensed Financial Information of Registrant (Textuals) [Abstract]
Loans to Subsidiaries, Repayment Amount	775,000,000
Loans to subsidiaries	0	775,000,000	775,000,000
Loans to Subsidiaries Instrument, Interest Rate Terms	Six-month LIBOR		6-month LIBOR
Loans to Subsidiaries Instrument, Basis Spread on Variable Rate	1.80%		1.80%
Parent Company [Member] | Loans to Subsidiaries - Surplus Note MLIC $300 Million Maturing Dec 2011 [Member]
Notes to Condensed Financial Information of Registrant (Textuals) [Abstract]
Loans to Subsidiaries, Repayment Amount		300,000,000
Loans to subsidiaries			300,000,000
Loans to Subsidiaries Instrument, Interest Rate Terms			6-month LIBOR
Loans to Subsidiaries Instrument, Basis Spread on Variable Rate			1.80%
Parent Company [Member] | Loans to Subsidiaries - Surplus Note MLIC $700 Million Maturing Dec 2009 [Member]
Notes to Condensed Financial Information of Registrant (Textuals) [Abstract]
Loans to Subsidiaries, Repayment Amount			700,000,000
Parent Company [Member] | Loans to Subsidiaries - MLIC $400 Million Maturing Dec 2032 [Member]
Notes to Condensed Financial Information of Registrant (Textuals) [Abstract]
Loans to Subsidiaries, Repayment Amount	400,000,000
Loans to subsidiaries	0	400,000,000
Loans to Subsidiaries Instrument, Interest Rate Stated Percentage	7.13%
Parent Company [Member] | Loans to Subsidiaries - MLIC $100 Million Maturing Jan 2033 [Member]
Notes to Condensed Financial Information of Registrant (Textuals) [Abstract]
Loans to Subsidiaries, Repayment Amount	100,000,000
Loans to subsidiaries	0	100,000,000
Loans to Subsidiaries Instrument, Interest Rate Stated Percentage	7.13%
Parent Company [Member] | Loans to Subsidiaries - Credit Draw ALICO $100 Million Maturing November 2011 [Member]
Notes to Condensed Financial Information of Registrant (Textuals) [Abstract]
Loans to subsidiaries	100,000,000
Parent Company [Member] | Loans to Subsidiaries - Credit Draw ALICO $270 Million Maturing December 2011 [Member]
Notes to Condensed Financial Information of Registrant (Textuals) [Abstract]
Loans to subsidiaries	270,000,000
Parent Company [Member] | Support Agreement Exeter Obligations [Member]
Notes to Condensed Financial Information of Registrant (Textuals) [Abstract]
Aggregate obligation amount guaranteed under support agreement		1,000,000,000
Parent Company [Member] | Support Agreement MLI and FMLI Capital [Member]
Notes to Condensed Financial Information of Registrant (Textuals) [Abstract]
Minimum capital and surplus	$ 10,000,000

Consolidated Supplementary Insurance Information (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Supplementary Insurance Information, by Segment [Line Items]
DAC and VOBA	$ 24,619	$ 24,465	$ 16,415	$ 17,129
Future Policy Benefits, Other Policy-related Balances and Policyholder Dividend Obligation	202,793	187,548	142,219
Policyholder Account Balances	217,700	210,757	138,515
Policyholder Dividends Payable	774	830	761
Unearned Revenue	2,316	2,088	2,040
Latin America [Member]
Supplementary Insurance Information, by Segment [Line Items]
DAC and VOBA	1,050	1,092	883
Future Policy Benefits, Other Policy-related Balances and Policyholder Dividend Obligation	7,731	7,972	5,715
Policyholder Account Balances	6,159	6,232	4,643
Policyholder Dividends Payable	4	3	0
Unearned Revenue	514	508	416
Asia [Member]
Supplementary Insurance Information, by Segment [Line Items]
DAC and VOBA	9,200	8,211	1,114
Future Policy Benefits, Other Policy-related Balances and Policyholder Dividend Obligation	37,431	33,174	3,958
Policyholder Account Balances	59,578	54,506	969
Policyholder Dividends Payable	0	0	0
Unearned Revenue	498	246	221
Europe, the Middle East and Africa [Member]
Supplementary Insurance Information, by Segment [Line Items]
DAC and VOBA	2,220	2,306	446
Future Policy Benefits, Other Policy-related Balances and Policyholder Dividend Obligation	9,210	8,928	658
Policyholder Account Balances	14,396	14,095	1,140
Policyholder Dividends Payable	111	105	0
Unearned Revenue	260	190	139
Retail Products [Member]
Supplementary Insurance Information, by Segment [Line Items]
DAC and VOBA	11,314	12,055	13,197
Future Policy Benefits, Other Policy-related Balances and Policyholder Dividend Obligation	68,021	64,675	62,294
Policyholder Account Balances	69,553	66,193	65,453
Policyholder Dividends Payable	659	722	761
Unearned Revenue	995	1,091	1,202
Group, Voluntary and Worksite Benefits [Member]
Supplementary Insurance Information, by Segment [Line Items]
DAC and VOBA	744	736	711
Future Policy Benefits, Other Policy-related Balances and Policyholder Dividend Obligation	23,843	22,689	21,902
Policyholder Account Balances	9,273	9,676	9,486
Policyholder Dividends Payable	0	0	0
Unearned Revenue	0	0	0
Corporate Benefit Funding [Member]
Supplementary Insurance Information, by Segment [Line Items]
DAC and VOBA	89	62	60
Future Policy Benefits, Other Policy-related Balances and Policyholder Dividend Obligation	49,858	43,832	41,830
Policyholder Account Balances	56,367	57,828	55,556
Policyholder Dividends Payable	0	0	0
Unearned Revenue	49	53	62
Corporate & Other [Member]
Supplementary Insurance Information, by Segment [Line Items]
DAC and VOBA	2	3	4
Future Policy Benefits, Other Policy-related Balances and Policyholder Dividend Obligation	6,699	6,278	5,862
Policyholder Account Balances	2,374	2,227	1,268
Policyholder Dividends Payable	0	0	0
Unearned Revenue	$ 0	$ 0	$ 0

Consolidated Supplementary Insurance Information (Details 1) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Supplementary Insurance Information, by Segment [Line Items]
Premium Revenue and Policy Charges	$ 44,167	$ 33,099	$ 31,354
Net investment income	19,586	17,494	14,729
Policyholder Benefits and Interest Credited	41,074	34,106	32,850
Amortization of DAC and VOBA	4,898	2,477	1,055
Other Operating Expenses	15,085	11,935	11,355
Premiums Written (Excluding Life)	14,822	9,998	9,424
Latin America [Member]
Supplementary Insurance Information, by Segment [Line Items]
Premium Revenue and Policy Charges	3,371	2,599	2,108
Net investment income	1,105	940	632
Policyholder Benefits and Interest Credited	2,899	2,483	1,747
Amortization of DAC and VOBA	211	144	111
Other Operating Expenses	1,056	683	502
Premiums Written (Excluding Life)	817	519	391
Asia [Member]
Supplementary Insurance Information, by Segment [Line Items]
Premium Revenue and Policy Charges	8,663	2,032	1,300
Net investment income	1,855	479	187
Policyholder Benefits and Interest Credited	6,108	1,555	925
Amortization of DAC and VOBA	1,439	277	194
Other Operating Expenses	1,701	540	375
Premiums Written (Excluding Life)	4,268	410	134
Europe, the Middle East and Africa [Member]
Supplementary Insurance Information, by Segment [Line Items]
Premium Revenue and Policy Charges	3,188	675	425
Net investment income	634	231	117
Policyholder Benefits and Interest Credited	1,637	416	221
Amortization of DAC and VOBA	679	100	41
Other Operating Expenses	1,280	415	395
Premiums Written (Excluding Life)	848	200	65
Retail Products [Member]
Supplementary Insurance Information, by Segment [Line Items]
Premium Revenue and Policy Charges	9,107	8,406	8,156
Net investment income	6,947	7,127	6,708
Policyholder Benefits and Interest Credited	8,882	8,771	8,928
Amortization of DAC and VOBA	2,084	1,482	226
Other Operating Expenses	4,611	4,483	4,736
Premiums Written (Excluding Life)	0	0	0
Group, Voluntary and Worksite Benefits [Member]
Supplementary Insurance Information, by Segment [Line Items]
Premium Revenue and Policy Charges	16,549	16,667	16,503
Net investment income	1,840	1,821	1,648
Policyholder Benefits and Interest Credited	14,758	14,671	14,518
Amortization of DAC and VOBA	467	457	466
Other Operating Expenses	2,313	2,288	2,310
Premiums Written (Excluding Life)	8,862	8,869	8,834
Corporate Benefit Funding [Member]
Supplementary Insurance Information, by Segment [Line Items]
Premium Revenue and Policy Charges	3,080	2,571	2,737
Net investment income	5,640	5,462	4,948
Policyholder Benefits and Interest Credited	6,664	6,177	6,495
Amortization of DAC and VOBA	17	16	14
Other Operating Expenses	497	481	473
Premiums Written (Excluding Life)	0	0	0
Corporate & Other [Member]
Supplementary Insurance Information, by Segment [Line Items]
Premium Revenue and Policy Charges	209	149	125
Net investment income	1,565	1,434	489
Policyholder Benefits and Interest Credited	126	33	16
Amortization of DAC and VOBA	1	1	3
Other Operating Expenses	3,627	3,045	2,564
Premiums Written (Excluding Life)	$ 27	$ 0	$ 0

Consolidated Reinsurance (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Consolidated Reinsurance
Gross Amount	$ 37,185	$ 27,596	$ 27,165
Ceded	2,308	1,902	2,321
Assumed	1,484	1,377	1,313
Net Amount	36,361	27,071	26,157
% Amount Assumed to Net	4.10%	5.10%	5.00%
Life Insurance in Force [Member]
Consolidated Reinsurance
Gross Amount	4,263,421	4,199,755	3,792,074
Ceded	754,781	742,194	713,992
Assumed	604,555	628,879	740,196
Net Amount	4,113,195	4,086,440	3,818,278
% Amount Assumed to Net	14.70%	15.40%	19.40%
Life Insurance Segment [Member]
Consolidated Reinsurance
Gross Amount	21,930	17,300	17,342
Ceded	1,670	1,469	1,813
Assumed	1,198	1,183	1,223
Net Amount	21,458	17,014	16,752
% Amount Assumed to Net	5.60%	7.00%	7.30%
Accident and Health Insurance Segment [Member]
Consolidated Reinsurance
Gross Amount	12,186	7,298	6,842
Ceded	568	364	429
Assumed	275	189	79
Net Amount	11,893	7,123	6,492
% Amount Assumed to Net	2.30%	2.70%	1.20%
Property, Liability and Casualty Insurance Segment [Member]
Consolidated Reinsurance
Gross Amount	3,069	2,998	2,981
Ceded	70	69	79
Assumed	11	5	11
Net Amount	$ 3,010	$ 2,934	$ 2,913
% Amount Assumed to Net	0.40%	0.20%	0.40%